                           MARKED TO INDICATE CHANGES FROM PEAs # 34 and #35 As filed with the Securities and Exchange Commission on February 28, 1996
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                            Investment Company Act of 1940 File No. 811-5683
                                            Securities Act File No. 33-25355


                     SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                              -----------------
                                  FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933/ /
                    POST-EFFECTIVE AMENDMENT NO. 36               /X/
                                  and
                     REGISTRATION STATEMENT UNDER THE
                   INVESTMENT COMPANY ACT OF 1940              / /
                           AMENDMENT NO. 38                     /X/
                             -----------------

                            UAM FUNDS, INC.
                   (FORMERLY THE REGIS FUND, INC.)
         (Exact Name of Registrant as Specified in Charter)
           One International Place, Boston, MA  02110
             (Address of Principal Executive Office)
          Registrant's Telephone Number 1 (617) 330-8900

                     Karl O. Hartmann, Secretary
             c/o Chase Global Funds Services Company

                        73 Tremont Street
                     Boston, Massachusetts 02108
              (Name and Address of Agent for Service)

                             --------------

                              Copy to:

                      Audrey C. Talley, Esq.
                    Stradley, Ronon, Stevens & Young
                     2600 One Commerce Square
                      Philadelphia, PA 19103-7098

                            --------------

It is proposed that this filing become effective:
(check appropriate box)
/x/ immediately upon filing pursuant to Paragraph (b)
/ / on (date) pursuant to Paragraph (b)
/ / 60 days after filing pursuant to Paragraph (a)
/ / 75 days after filing pursuant to Paragraph (a)
/ / on (date) pursuant to Paragraph (a) of Rule 485


Registrant has previously elected to and hereby continues its election to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed its Rule 24f-2 Notice for the fiscal year ended October 31, 1995 on December 22, 1995.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                        UAM FUNDS, INC.
                    (FORMERLY THE REGIS FUND, INC.)
                        CROSS REFERENCE SHEET
                    FILE NOS. 33-25355/811-5683

PART A OF FORM N-1A                                 LOCATION IN PROSPECTUS
Item 1. Cover Page                             Cover Page

Item 2.  Synopsis                              Fund Expenses; Estimated Fund Expenses;
                                                  Prospectus Summary; Risk Factors

Item 3.  Condensed Financial Information       Financial Highlights

Item 4. General Description of Registrant      Risk Factors; Investment Objective;
                                               Investment Policies; Investment Limitations

Item 5. Management of the Fund                 Investment Adviser; Administrative
                                               Services; Directors and Officers; Portfolio
                                               Transactions

Item 5A. Management's Discussion               Included in the Registrant's Annual Report
          of Fund Performance                  to Shareholders dated October 31, 1995


Item 6. Capital Stock and Other Securities     Purchase of Shares; Redemption of Shares;
                                                   Buying, Selling and Exchanging Shares;
                                                    Valuation of Shares; Dividends, Capital
                                                    Gains Distributions and Taxes; General
                                                    Fund Information

Item 7. Purchase of Securities                 Cover Page; Purchase of Shares; Buying,
         Being Offered                          Selling and Exchanging Shares


Item 8. Redemption or Repurchase              Redemption of Shares; Buying, Selling and
                                                     Exchanging Shares

Item 9. Pending Legal Proceedings              Not Applicable


PART B OF FORM N-1A                           LOCATION IN STATEMENT OF ADDITIONAL
                                             INFORMATION

Item 10.Cover Page                        Cover Page

Item 11.Table of Contents                  Cover Page

Item 12.General Information and History   General Information

Item 13.Investment Objective and PoliciesInvestment Objective and Policies;
                                                Investment Limitations

Item 14.Management of the Fund            Management of the Fund; Investment
                                                Adviser

Item 15.Control Persons and Principal          Management of the Fund
      Holders of Securities

Item 16.Investment Advisory and                Investment Adviser
      Other Services

Item 17.Brokerage Allocation and               Portfolio Transactions
       Other Practices

Item 18.Capital Stock and Other                General Information
         Securities

Item 19.Purchase, Redemption and Pricing       Purchase of Shares; Redemption of Shares
      of Securities Being Offered

Item 20.Tax Status                        General Information

Item 21.Underwriters                     Not Applicable

Item 22.Calculation of Performance Data   Performance Calculations

Item 23.Financial Statements               Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

                              UAM FUNDS, INC.
                  (FORMERLY THE REGIS FUND, INC.)

                     POST-EFFECTIVE AMENDMENT NO. 36

                                   PART A

The following Prospectuses are included in this Post-Effective Amendment No.
36:

-Acadian Portfolios Institutional Class Shares
-C&B Portfolios Institutional Class Shares
-DSI Portfolios Institutional Class Shares
-DSI Disciplined Value Portfolio Institutional Service Class Shares -Enhanced Monthly Income Portfolio Institutional Class Shares
-FMA Small Company Portfolio Institutional Class Shares
-ICM Fixed Income Portfolio Institutional Class Shares
-ICM Equity and ICM Small Company Portfolios Institutional Class Shares -McKee Portfolios Institutional Class Shares
-NWQ Portfolios Institutional Class Shares
-NWQ  Portfolios Institutional Service Class Shares
-Rice, Hall, James Small Cap Portfolio Institutional Class Shares
-SAMI Preferred Stock Income Portfolio Institutional Class Shares -Sirach Portfolios Institutional Class Shares
- Sirach Strategic Balanced, Growth and Special Equity
       Portfolios Institutional Service Class Shares
-Sterling Portfolios Institutional Class Shares
- Sterling Portfolios Institutional Service Class Shares

-TS&W Portfolios Institutional Class Shares

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 25 filed on December 23, 1993:

-Cambiar Anticipation Portfolio Institutional Class Shares
(This Portfolio and class of shares is not yet operational.)

The following Prospectuses are also incorporated herein by reference to Post-Effective Amendment No. 21 filed on August 30, 1993:

-AEW Commercial Mortgage-Backed Securities Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

-HJMC Equity Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

                           UAM FUNDS, INC.
                 (FORMERLY THE REGIS FUND, INC.)

                   POST-EFFECTIVE AMENDMENT NO. 36

                               PART B


Statements of Additional Information included in this Post-Effective Amendment No. 36:

-Acadian Portfolios Institutional Class Shares -C&B Portfolios Institutional Class Shares -DSI Portfolios Institutional Class Shares and Institutional
   Service Class Shares -FMA Small Company Portfolio Institutional Class Shares -ICM Equity and ICM Small Company Portfolios Institutional Class
 Shares -ICM Fixed Income Portfolio Institutional Class Shares -McKee Portfolios Institutional Class Shares -NWQ Portfolios Institutional Class
Shares and Institutional        Service Class Shares -Rice, Hall, James Small
Cap Portfolio Institutional Class Shares -SAMI Preferred Stock Income and
Enhanced Monthly Income Portfolios        Institutional Class Shares -Sirach
Portfolios Institutional Class Shares and Institutional Service Class Shares
-Sterling Portfolios Institutional Class Shares and        Institutional
Service Class Shares -TS&W Portfolios Institutional Class Shares

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 25 filed on December 23, 1993:

-Cambiar Anticipation Portfolio Institutional Class Shares  (This
      Portfolio and class of shares is not yet operational.)

The following Statements of Additional Information are also incorporated herein by reference to Post-Effective Amendment No. 21 filed on August 30, 1993:

-AEW Commercial Mortgage-Backed Securities Portfolio Institutional
      Class Shares (This Portfolio and class of shares is not yet operational.)

-HJMC Equity Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


                              -------------------

                         ACADIAN ASSET MANAGEMENT, INC.
             SERVES AS INVESTMENT ADVISER TO THE ACADIAN PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES
                               -----------------


                         PROSPECTUS--FEBRUARY 29, 1996


INVESTMENT OBJECTIVES


    UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open-end, management investment company, known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and investment policies. Several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares. The Acadian Portfolios currently offer only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of two no-load Portfolios of the Fund managed by Acadian Asset Management, Inc.: the Acadian Emerging Markets Portfolio, a non-diversified Portfolio and the Acadian International Equity Portfolio, a diversified Portfolio.


    ACADIAN EMERGING MARKETS PORTFOLIO. The objective of the Acadian Emerging Markets Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

    Investment in emerging country and emerging market equity securities involves certain risk considerations which are not normally involved in investment in securities of U.S. companies.

    ACADIAN  INTERNATIONAL  EQUITY  PORTFOLIO.  The  objective  of  the  Acadian
International Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal that is superior over the long term to the performance of the Benchmark Index (Morgan Stanley Capital International Index for Europe, Australia and the Far East or "EAFE") by investing in a diversified portfolio of equity securities of primarily non-United States issuers.

    There can be no assurance that either Portfolio will meet its stated objective.

ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION  OR  ANY STATE  SECURITIES  COMMISSION NOR  HAS  THE
     SECURITIES   AND  EXCHANGE   COMMISSION  OR   ANY  STATE  SECURITIES
       COMMISSION PASSED UPON  THE ACCURACY OF  THIS PROSPECTUS.  ANY
           REPRESENTATION  TO  THE  CONTRARY IS  A  CRIMINAL OFFENSE.

                                 FUND EXPENSES


    The following table illustrates expenses and fees that a shareholder of the Acadian Portfolios will incur. However, transaction fees may be charged if you are a customer of a broker-dealer of other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                                                                               ACADIAN
                                                                                                                INT'L
                                                                                          ACADIAN EMERGING     EQUITY
                                                                                          MARKETS PORTFOLIO   PORTFOLIO
                                                                                          -----------------  -----------
Sales Load Imposed on Purchases.........................................................        NONE            NONE
Sales Load Imposed on Reinvested Dividends..............................................        NONE            NONE
Deferred Sales Load.....................................................................        NONE            NONE
Redemption Fees.........................................................................        NONE            NONE
Exchange Fees...........................................................................        NONE            NONE



                      ANNUAL PORTFOLIO OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                        ACADIAN
                                       EMERGING      ACADIAN INT'L
                                        MARKETS         EQUITY
                                       PORTFOLIO       PORTFOLIO
                                     -------------   -------------
Investment Advisory Fees...........       1.00%          .75%*
Administrative Fees................       0.38%         3.24%
12b-l Fees.........................      NONE            NONE
Distribution Costs.................      NONE            NONE
Other Expenses.....................        .80%         2.09%
Advisory Fees Waived and Expenses
 Assumed...........................       (.40)%       (5.04)%
                                      -----          -----
Total Operating Expenses (After Fee
 Waiver):..........................       1.78%**+      1.04%**+
                                      -----          -----
                                      -----          -----


--------------
 *The Adviser's fee is as follows: 0.75% for the first $50 million in net assets, 0.65% for the next $50 million, 0.50% for the next $100 million and 0.40% over $200 million.

**Absent  fee  waivers and  expenses assumed  by  the Adviser,  annualized Total
  Operating Expenses of the Acadian Emerging Markets and the Acadian International Equity Portfolios for the fiscal year ended October 31, 1995 would have been 2.18% and 6.08%, respectively.


 +The annualized Total Operating Expenses excludes the effect of expense offsets. If expense offsets were included, annualized Total Operating Expenses of the Acadian Emerging Markets and International Equity Portfolios would be 1.77% and 1.00%, respectively.



    The purpose of this table is to assist the investor in understanding the various expenses that an investor of the Acadian Portfolios of the Fund will bear directly or indirectly. The expenses and fees set forth above are based on the Portfolios' operations during the fiscal year ended October 31, 1995 except that Advisory Fees Waived and Expenses Assumed have been restated for the International Equity Portfolio to reflect the current expense cap.



    The Adviser has agreed to waive all or part of its advisory fee and to assume operating expenses on behalf of the Emerging Markets Portfolio, if necessary, in order to keep its total annual operating expenses from exceeding 2.5% of its average daily net assets. Effective January 1, 1996 until further notice, the Adviser has voluntarily agreed to waive all or part of its advisory fee and to assume operating expenses on behalf of the International Equity Portfolio, if necessary, in order to keep its total annual operating expenses from exceeding 1.00% of its average daily net assets. The Fund will not reimburse the Adviser for advisory fees waived or expenses that the Adviser may bear on behalf of the Portfolios.


    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolio charges no redemption fees of any kind.

                                                                                       1 YEAR       3 YEARS      5 YEARS
                                                                                     -----------  -----------  -----------
Acadian Emerging Markets Portfolio.................................................   $      18    $      56    $      96
Acadian International Equity Portfolio.............................................   $      11    $      33    $      57

                                                                                      10 YEARS
                                                                                     -----------
Acadian Emerging Markets Portfolio.................................................   $     209
Acadian International Equity Portfolio.............................................   $     127


    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

INVESTMENT OBJECTIVES AND POLICIES

    ACADIAN EMERGING MARKETS PORTFOLIO. The objective of the Acadian Emerging Markets Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers. See "Investment Objectives and Investment Policies."

    ACADIAN INTERNATIONAL EQUITY PORTFOLIO. The objective of the Acadian International Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal that is superior over the long term to the performance of the Benchmark Index (Morgan Stanley Capital International Index for Europe, Australia and the Far East or "EAFE") by investing in a diversified portfolio of equity securities of primarily non-United States issuers. See "Investment Objectives and Investment Policies."

INVESTMENT ADVISER


    Acadian Asset Management, Inc. (the "Adviser"), an investment counseling firm founded in 1986, serves as investment adviser to the Fund's Acadian Emerging Markets Portfolio and the Acadian International Equity Portfolio. The Adviser presently manages over $2.6 billion in funds for primarily institutional clients. See "Investment Adviser."


PURCHASE OF SHARES


    The Fund offers shares of common stock, par value $.001, of the Portfolios through UAM Fund Distributors, Inc. (the "Distributor"), to investors without a sales commission at net asset value next determined after the purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $2,500; the minimum for subsequent investments is $100. The officers of the Fund may make certain exceptions to the initial and minimum investment amounts. See "Purchase of Shares."


DIVIDENDS AND DISTRIBUTIONS

    Both Portfolios will normally distribute substantially all of their net investment income in the form of annual dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolios' shares automatically unless an investor elects to receive cash distributions. See "Dividends, Capital Gains Distributions and Taxes."

REDEMPTIONS AND EXCHANGES

    Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. Each Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. Shares of both Acadian Portfolios may be exchanged for shares of the other Portfolio. See "Redemption of Shares" and "Shareholder Services."

ADMINISTRATIVE SERVICES


    Chase Global Funds Services Company (the "Administrator"), a subsidiary of The Chase Manhattan Bank, N.A., provides the Fund with administrative, dividend disbursing and transfer agent services. See "Administrative Services."



RISK FACTORS



    Prospective investors in the Fund should consider the following factors associated with an investment in the Portfolio: (1) The Acadian Emerging Markets Portfolio is "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), meaning that it may invest more than 5% of its assets in the securities of one issuer. (See "INVESTMENT POLICIES:
NON-DIVERSIFICATION.") (2) The Acadian Emerging Markets Portfolio may invest in securities rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation. These securities carry a high degree of credit risk, and are considered speculative by the major credit rating agencies and are sometimes referred to as "junk bonds". (See "INVESTMENT POLICIES.") (3) The Portfolios may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency risks, not applicable to securities of U.S. issuers, (See "ADDITIONAL INVESTMENT INFORMATION: FOREIGN
INVESTMENT RISK FACTORS.") (4) The fixed income securities held by the Portfolios will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Portfolios. The value of the securities held by the Portfolios can be expected to vary inversely to the changes in the prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa. (5) In general, the Portfolios will not trade for short-term profits, when circumstances warrant, investments may be sold without regard to the length of time held. High rates of turnover may result in additional cost and the realization of capital gains. (See "OTHER INVESTMENT POLICIES--PORTFOLIO TURNOVER.") (6) The Portfolios may engage in various investment portfolio strategies to seek to hedge their investment portfolio against movements in the equity markets, interest rates and exchange rates between currencies by the use of derivatives including options, futures and options on futures. Utilization of options and futures transactions involves the risks of imperfect correlations in movements in the price of options and futures and movements in the price of the securities, interest rates or currencies which are subject of the hedge. Options and futures transactions in foreign markets are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at the specific time. (See "INVESTMENT POLICIES.") (7) In addition, the Portfolios may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities, each of which involves special risks. (See "OTHER INVESTMENT POLICIES.") The value of the Portfolio's shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolio invest.


                              FINANCIAL HIGHLIGHTS


    The following tables provide selected per share data and ratios for a share outstanding throughout the periods presented of the Acadian International Equity and Emerging Markets Portfolios and are part of the Portfolios' Financial Statements included in the Portfolios' 1995 Annual Reports to Shareholders which are incorporated by reference into the Portfolios' Statement of Additional Information. The Portfolios' Financial Statements have been examined by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Portfolios' Statement of Additional Information. The following information should be read in conjunction with the Portfolios' 1995 Annual Reports to Shareholders.


                     ACADIAN INTERNATIONAL EQUITY PORTFOLIO


                                                 MARCH 29,         YEARS ENDED
                                                 1993** TO         OCTOBER 31,
                                                OCTOBER 31,     ------------------
                                                    1993          1994      1995
                                               --------------   --------  --------
Net Asset Value, Beginning of Period.........     $  10.00      $  11.77  $  12.37
Income from Investment Operations:
  Net Investment Loss(1).....................        (0.04)        (0.04)    (0.01)
  Net Realized and Unrealized Gain (Loss)....         1.81          0.95     (0.56)
                                               --------------   --------  --------
    Total from Investment Operations.........         1.77          0.91     (0.57)
                                               --------------   --------  --------
Distributions:
  Net Realized Gain..........................      --              (0.31)    (0.26)
                                               --------------   --------  --------
Net Asset Value, End of Period...............     $  11.77      $  12.37  $  11.54
                                               --------------   --------  --------
                                               --------------   --------  --------
Total Return.................................        17.70%+        8.02%+    (4.58)%+
                                               --------------   --------  --------
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)........     $  2,264      $  2,427  $  2,475
  Ratio of Expenses to Average Net Assets
   (1).......................................         2.50%*        2.50%     2.54%#
  Ratio of Net Investment to Average Net
   Assets (1)................................        (0.76)%*      (0.38)%    (0.11)%
  Portfolio Turnover Rate....................           44%           56%       76%


--------------
 *Annualized
 **Commencement of operations

 +Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.


(1)Net of voluntarily waived fees and expenses assumed by the Adviser for the period ended October 31, 1993 and the years ended October 31, 1994 and 1995 of $0.14, $0.21 and $0.46 per share, respectively.


 #For  the year  ended October 31,  1995, the  Ratio of Expenses  to Average Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 2.50%.

                       ACADIAN EMERGING MARKETS PORTFOLIO


                                                 JUNE 17,        YEARS ENDED
                                                1993** TO        OCTOBER 31,
                                               OCTOBER 31,    ------------------
                                                   1993         1994      1995
                                               ------------   --------  --------
Net Asset Value, Beginning of Period.........     $  10.00    $  11.34  $  14.00
Income from Investment Operations:
  Net Investment Income (Loss) (1)...........        (0.01)      (0.03)     0.05
  Net Realized and Unrealized Gain...........         1.35        2.74     (2.82)
                                               ------------   --------  --------
    Total from Investment Operations.........         1.34        2.71     (2.77)
                                               ------------   --------  --------
Distributions:
  Net Realized Gain..........................      --            (0.05)    --
                                               ------------   --------  --------
Net Asset Value, End of Period...............     $  11.34    $  14.00  $  11.23
                                               ------------   --------  --------
                                               ------------   --------  --------
Total Return.................................        13.40%+     23.97%+   (19.79)%+
                                               ------------   --------  --------
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)........     $  3,927    $  5,558  $ 33,944
  Ratio of Expenses to Average Net Assets
   (1).......................................         2.43%*      2.07%     1.78%#
  Ratio of Net Investment Income (Loss) to
   Average Net Assets (1)....................        (0.37)%*    (0.25)%     0.86%
  Portfolio Turnover Rate....................            2%          9%       21%


--------------
 *Annualized
 **Commencement of operations

 +Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.


(1)Net of voluntarily waived fees for period ended October 31, 1993 and for the years ended October 31, 1994 and 1995 of $0.04, $0.12 and $0.02 per share, respectively.


 #For the year  ended October 31,  1995, the  Ratio of Expenses  to Average  Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 1.77%.


                            PERFORMANCE CALCULATIONS

    The Portfolios may advertise or quote total return data. Total return will be calculated on an average annual total return basis and may also be calculated on an aggregate total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both periods of calculating total return assume that dividends and capital gains distributions made by a Portfolio during the period are reinvested in the Portfolio's shares. The Portfolios' Annual Reports to Shareholders for the most recent fiscal year end contain additional performance information that includes comparisons with appropriate indices. The Annual Reports are available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                             INVESTMENT OBJECTIVES

    ACADIAN EMERGING MARKETS PORTFOLIO. The objective of the Acadian Emerging Markets Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

    ACADIAN INTERNATIONAL EQUITY PORTFOLIO. The objective of the Acadian International Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal that is superior over the long term to the performance of the Benchmark Index (Morgan Stanley Capital International Index for Europe, Australia and the Far East or "EAFE") by investing in a diversified portfolio of equity securities of primarily non-United States issuers.

    THE INVESTMENT OBJECTIVES OF EACH PORTFOLIO ARE FUNDAMENTAL AND MAY NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL. THE ACHIEVEMENT OF THESE OBJECTIVES CANNOT BE ASSURED.

                              INVESTMENT POLICIES


    ACADIAN EMERGING MARKETS PORTFOLIO. The Portfolio seeks to achieve its investment objective by investing primarily in common stocks of emerging country issuers. Common stocks for this purpose include common stock and equivalents, such as securities convertible to common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in emerging country equity securities. As used in this Prospectus, the term "emerging country" applies to any country which, in the opinion of the Adviser, is generally considered to be an emerging or developing country by the international financial community, including the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are over 130 countries which, in the opinion of the Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. The Portfolio will focus its investments on those emerging market countries in which it believes the economies are developing and in which the markets are becoming more sophisticated. The Portfolio intends to invest primarily in some or all of the following countries:



Argentina              Hungary                Malaysia               South Africa
Botswana               India                  Mexico                 Sri Lanka
Brazil                 Indonesia              Nigeria                Taiwan
Chile                  Ireland                Pakistan               Thailand
China                  Jamaica                Peru                   Turkey
Colombia               Jordan                 Philippines            Venezuela
Czech Republic         Kenya                  Poland                 Zimbabwe
Egypt                  Korea                  Portugal
Greece                 Luxembourg             Singapore


    The Portfolio will generally invest in a representative portfolio within each country rather than attempting to predict the relative performance of one security over another within each country. As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

    An emerging country security is one issued by a company that, in the opinion of the Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging countries, or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. See "Additional Investment Information--Foreign Investment Risk Factors" for a discussion of the nature of information publicly available for non-United States companies.

    To the extent that the Portfolio's assets are not invested in emerging country common stocks, the remainder of the assets may be invested in (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country, (ii) equity or debt securities of corporate or governmental issuers located in industrialized countries, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments."

    The Portfolio's assets may be invested in debt securities when the Adviser believes that such debt securities offer opportunities for long-term capital appreciation. In making such investment decisions, the Adviser considers, generally, the relative potential for capital appreciation of equity securities, interest rate levels, economic trends, currency trends and prospects, and, specifically, the prospects for appreciation of selected debt issues. It is likely that many of the debt securities in which the Portfolio will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. When deemed appropriate by the Adviser, the Portfolio may invest up to 10% of its total assets (measured at the time of the investment) in lower quality debt securities. Lower quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default. In the fiscal year ended October 31, 1995, the Portfolio did not invest in debt securities. When economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate, the Portfolio may invest less than 65% of its total assets in emerging country equity securities in which case the Portfolio may invest in other equity securities without regard to whether they qualify as emerging country or emerging market equity securities or in debt securities of the kind described under "Temporary Investments" below.


    The Portfolio may invest directly in securities of emerging country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"). ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR.

    The Portfolio intends to purchase and hold securities for long-term capital appreciation and normally does not expect to trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 100%, although in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The rate of portfolio turnover will not be a limiting factor when the Portfolio deems it appropriate to purchase or sell securities. However, the U.S. federal tax requirement that the Portfolio derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Portfolio's ability to dispose of its securities.

    INVESTMENT FUNDS. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Portfolio may invest in these investment funds subject to the provisions of the 1940 Act and other applicable law as discussed below under "Investment Restrictions." If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to settle trades and to generally protect the United States dollar value of securities held by the Portfolio against exchange rate fluctuation. While such forward contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized. The Portfolio will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations. See "Investment Objectives and Policies--Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

    FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS. As another means of reducing the risks associated with investing in securities denominated in foreign currencies, the Portfolio may enter into contracts for the future acquisition or delivery of foreign currencies and may purchase foreign currency options. These investment techniques are designed primarily to hedge against anticipated future changes in currency prices which otherwise might adversely affect the value of the Portfolio's portfolio securities. The Portfolio will incur brokerage fees when it purchases or sells futures contracts or options, and it will be required to maintain margin deposits. As set forth below, futures contracts and options entail risks, but the Adviser believes that use of such contracts and options may benefit the Portfolio by diminishing currency risks. The Portfolio will not enter into any futures contract or option if immediately thereafter the value of all the foreign currencies underlying its futures contracts and foreign currency options would exceed 10% of the value of its total assets. In addition, the Portfolio may enter into a futures contract only if immediately thereafter not more than 5% of its total assets are required as deposit to secure obligations under such contracts.

    WRITING COVERED OPTIONS. The Portfolio is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Portfolio in return for a premium gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract.

    The Portfolio also may write covered put options which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. The Portfolio maintains liquid securities with its Custodian equal to or greater than the exercise price of the underlying security. The Portfolio will receive a premium for writing a put option which increases the Portfolio's return.The Portfolio will not write put options if the aggregate value of the obligations underlying the put shall exceed 50% of the Portfolio's net assets.

    PURCHASING OPTIONS. The Portfolio is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Portfolio has a right to sell the underlying security at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the security until the put option expires. The Portfolio will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Portfolio would exceed 5% of the market value of the Portfolio's total assets.

    STOCK INDEX OPTIONS AND FUTURES. The Portfolio may engage in transactions in stock index options and futures, and related options on such futures. The Portfolio may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Portfolio invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Portfolio may invest in stock index options based on a broad market index, or based on a narrow index representing an industry or market segment.

    The Portfolio may also purchase and sell stock index futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Portfolio may effect transactions in stock index futures contracts in connection with equity securities in which it invests.

    The Portfolio may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities that might otherwise result. When the Portfolio is not fully invested in the securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Adviser does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Portfolio experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

    The Portfolio also has authority to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio enters into futures transactions. The Portfolio may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Portfolio may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.

    The Portfolio may engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). Exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.


    SWAP TRANSACTIONS. The Portfolio may enter into interest rate and equity index swaps. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use swap transactions as a hedge and not as a speculative investment. See "Investment Objectives and Policies--Swap Contracts" in the Statement of Additional Information. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.



    In a standard equity index swap, one party agrees to pay another party the return on a stock index in return for a specified interest rate, usually a floating rate based on the London Interbank Offered Rate ("LIBOR"). The Portfolio expects to enter into these transactions primarily to gain exposure to markets where there are limitations on direct foreign ownership or to minimize transaction costs in illiquid markets. By entering into an equity swap as the index receiver, the Portfolio can gain exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. An equity index swap involves not only the risk associated with investment in securities represented on an index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Portfolio will be committed to pay.



    There is no assurance that swap contract counterparties will be able to meet their obligations pursuant to swap contracts or that, in the event of default, the Portfolio will succeed in pursuing contractual remedies. Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated prior to the maturity date only under limited circumstances, such as upon default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter into swap transactions only with counterparties deemed by the Adviser to be creditworthy under procedures adopted by the Fund's Board of Directors.



    The use of swaps may involve investment techniques and risks different from those associated with other portfolio transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if this investment technique was never used.



    Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. Generally, swap agreements are illiquid. The Portfolio will not invest in swaps, if as a result, the total value of such investments together with that of all other illiquid assets which the Portfolio owns would exceed 15% of the Portfolio's net assets.


    NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter including privately-placed securities. Such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

    As a general matter, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market. Nevertheless, to the extent it can do so, consistent with the foregoing limit, the Portfolio may invest up to 25% of its total assets in non-publicly traded securities, including securities that are not registered under the Securities Act of 1933 but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act. The Fund's Board of Directors may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of 144A securities.

    RESTRICTIONS ON OTC OPTIONS. The Portfolio will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million. The Portfolio will acquire only those OTC options for which the Adviser believes the Portfolio can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option) or which can be sold at a formula price provided for in the OTC option agreement.

    The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceed 15% of the net assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Portfolio and may be amended by the Directors of the Fund without the approval of the Portfolio's shareholders. However, the Portfolio will not change or modify this policy prior to the change or modification by the Commission's staff of its position.

    FUTURES AND OPTIONS RISK CONSIDERATIONS. The primary risks associated with the use of futures and options are (i) the failure to predict accurately the direction of stock prices, interest rates, currency movements and other economic factors, (ii) the failure as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to hedge, (iii) the potentially unlimited loss from investing in futures contracts, and (iv) the likelihood of the Portfolio being unable to control losses by closing its position where a liquid secondary market does not exist. The risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by the Portfolio only entering into futures contracts or options transactions on national exchanges and for which there appears to be a liquid secondary market. For more detailed information about futures transactions and options, see "Investment Objectives and Policies" in the Statement of Additional Information.

    TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfolio may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt securities in which the Portfolio may invest consist of (a) obligations of the United States or emerging country governments, their respective agencies or instrumentalities;
(b) bank deposits and bank obligations (including certificates of deposit, time deposits, and bankers' acceptances) of United States or emerging country banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and emerging country corporations meeting the Portfolio's credit quality standards; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Portfolio intends to invest only in short-term and medium-term debt securities that the Adviser believes to be of high quality i.e., subject to relatively low risk of loss of interest or principal. There is currently no rating system for debt securities in most emerging countries.

    NON-DIVERSIFICATION. The Portfolio is classified as a "non-diversified" portfolio under the 1940 Act. This means that it will be able to invest more than 5% of its assets in the obligations of a single issuer. Additionally, the Portfolio will be subject to the diversification limits of the Internal Revenue Code of 1986, as amended, (the "Internal Revenue Code") which require that, as of the close each fiscal quarter, (i) no more than 25% of the Portfolio's total assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. Due to its non-diversified status, the Portfolio may invest a greater portion of its assets in the securities of a smaller number of issuers, and, as a result, will be subject to greater risk with respect to its portfolio securities. The Portfolio, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. See "Taxes" and "Investment Restrictions."

    ACADIAN INTERNATIONAL EQUITY PORTFOLIO. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities of primarily non-United States issuers. Under normal circumstances, the Portfolio will invest at least 65% of its assets in equity securities of foreign companies representing at least three countries other than the United States. The Portfolio will invest in securities of primarily non-U.S. issuers mainly by direct investment in overseas markets and also in, from time to time, the form of sponsored or unsponsored American Depositary Receipts, European Depositary Receipts or similar securities representing interests in the securities of foreign issuers.

    The Adviser's investment process synthesizes a number of key elements, including proprietary databases, systematic country valuation, disciplined stock selection, portfolio optimization, a careful quality control review and cost-effective trading. The Adviser believes that its investment process will produce incremental returns above the EAFE Benchmark Index over an extended period of time.

    The Adviser, in managing the Portfolio, may invest in securities and holdings within countries that are not included in the Benchmark Index. The allocation of the Portfolio's investments among countries may deviate materially from time to time from the allocation reflected in the Benchmark Index with significant underweights or overweights depending on the changing investment outlook. Under certain market conditions, the Portfolio may invest in countries, such as Canada and the United States, as well as emerging equity markets that are not included in the Benchmark Index.

    In selecting securities for the Portfolio, the Adviser will consider many factors, including (i) the country valuation rating, (ii) the ratios between price and (a) earnings, (b) book value and (c) sales, (iii) recent changes in securities analysts' earnings forecasts, (iv) price momentum characteristics and
(v) dividend-discount model valuations.

    Although the Portfolio invests primarily in securities denominated in foreign currencies, the Portfolio values its securities and other assets in U.S. dollars. As a result, the net asset value of the Portfolio's shares will fluctuate with U.S. dollar exchange rates as well as with price changes of the Portfolio's securities in the various local markets and currencies. When it is appropriate, the Portfolio intends to hedge against a decline in the U.S. dollar value of the currencies of countries in which it has equity investments, and may elect to do so at any time. Hedging against a decline in the value of a currency will not eliminate fluctuations in the prices of the underlying portfolio securities. The Portfolio may also actively invest in foreign currencies when it believes such investments will be an advantageous way to help achieve its investment objective.

    Generally, the Portfolio will invest in equity securities of established companies listed on U.S. or foreign securities exchanges but may also invest in securities traded over-the-counter. Although larger, more seasoned or established companies will be emphasized, investments will include companies of varying size as measured by assets, sales or capitalization. The Portfolio may also invest in convertible bonds, convertible preferred stocks, non-convertible preferred stock, and fixed income securities of governments, government agencies, supranational agencies and companies when the Adviser believes the potential for total return will equal or exceed that available from investments in equity securities. These debt securities include those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or those of equivalent quality as determined by the Adviser. Although bonds rated Baa or BBB may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. The Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judgement, the retention of securities is warranted. Fixed income securities also may be held for temporary defensive purposes when the Adviser believes market conditions so warrant and for temporary investment. Similarly, the Portfolio may invest in cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes and for liquidity. The Portfolio may invest in closed-end investment companies holding foreign securities. The Portfolio may purchase and sell options on any of these securities.

    The Portfolio seeks to invest in companies the Adviser believes will benefit from global trends, promising business or product developments and specific country opportunities resulting from changing economic, social and political trends. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks. While investments will be made primarily in securities of companies domiciled in developed countries, investments will also be made in developing countries as well.


    The Portfolio, to a limited extent, may enter into futures contracts and may purchase put options and write covered put and call options on securities in which it may invest, futures contracts and stock indices, including those traded over-the-counter, only for hedging purposes, and only if consistent with its investment objective and policies. The Portfolio will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the Fund's custodian bank. The Portfolio may also enter into forward foreign currency exchange contracts for hedging purposes and purchase foreign currencies in the form of bank deposits. The Portfolio may also enter into interest rate swap transactions and equity index swap agreements. A discussion of these investment policies and respective limitations may be found above under the Acadian Emerging Markets Portfolio and in the Statement of Additional Information. For a more complete description of special considerations and risks associated with investments in foreign issues, see "Additional Investment Information--Foreign Investment Risk Factors."


    TEMPORARY AND DEFENSIVE STRATEGY. When the Adviser determines that market conditions warrant a defensive position, up to twenty percent (20%) of the Portfolio's assets may be held in cash or short-term securities. However, the Adviser has discretion in extraordinary circumstances to increase such defensive position to up to one hundred percent (100%) of the Portfolio's assets. The types of short-term instruments in which the Portfolio may invest for temporary defensive purposes include short-term money market securities in various currencies (such as securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), repurchase agreements, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions, corporate commercial paper and master demand notes. See "Other Investment Policies--Short-Term Investments and Repurchase Agreements."

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    There may be periods when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate. During such periods, each Portfolio may invest in the following instruments consistent with each Portfolio's investment policies as set forth above.

         (1)
      Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the net assets of a Portfolio.

      Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

      Neither Portfolio will invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

         (2)
      Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

         (3)
      Short-term corporate obligations rated A or better by Moody's or by S&P;

         (4)
      U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations on the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

         (5)
      U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

         (6)
      Repurchase agreements collateralized by securities listed above.


    The Fund has applied to the Commission for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS

    Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments" as long as the Fund's Board of Directors has evaluated the creditworthiness of the bank or dealer with which the Portfolio is entering into the transaction. In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than
(1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for each Portfolio.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


LENDING OF SECURITIES

    Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. A Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

PORTFOLIO TURNOVER

    Generally, the Portfolios will not trade in securities for short-term profits, but, when circumstances warrant, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. However, it is expected that the annual portfolio turnover rate for each Portfolio will not exceed 100%. A rate of turnover of 100% would occur, for example, if all the securities held by a Portfolio were replaced within a period of one year. Each Portfolio will not normally engage in short-term trading, but each reserves the right to do so. The table set forth in "Financial Highlights" presents the Acadian Emerging Markets and Acadian International Equity Portfolios' historical turnover rates.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

    Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. Generally, no payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash, U.S. Government securities or other high-grade debt obligations at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolios may earn income on securities it has deposited in a segregated account.

    Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.


INVESTMENT COMPANIES



    As permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


    Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of a Portfolio," as defined in the 1940 Act.


                             INVESTMENT LIMITATIONS



    Each Portfolio has adopted the following limitations which are designed to reduce their exposure to risk in specific situations. The Acadian Emerging Markets Portfolio will not:



         (a)
       with respect to 50% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);



         (b)
       with respect to 50% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    The Acadian International Equity Portfolio will not:



         (a)
       with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);



         (b)
       with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    In addition, each Portfolio will not:



         (c)
       invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;



         (d)
       acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;

         (e)
       make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;



         (f)
       (i) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or



         (g)
       pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.



    The investment objectives of the Portfolios are fundamental and with respect to each Portfolio may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations (a) and (b) with respect to Acadian International Equity Portfolio, and limitations
(d), (e) and (f)(i), the Portfolios' investment limitations and policies described in this Prospectus and in the Statement of Additional Information are not fundamental and may be changed by the Fund's Board of Directors. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolios' assets will not be considered a violation of the restriction.


                       ADDITIONAL INVESTMENT INFORMATION

FOREIGN INVESTMENT RISK FACTORS

    Investment in obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks than those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than United States national securities exchanges, and securities of some foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. Brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

    Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

    Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

    The economies of individual emerging countries may differ favorably or unfavorably from the United States economy in such respect as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

    With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgement in a court outside of the United States.

    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of each Portfolio's assets as measured in United States dollars may be affected favorably or unfavorably by changes in currency rates and in exchange controls regulations and the Portfolio may incur costs in connection with conversions between various currencies.

                             INVESTMENT SUITABILITY

    The Acadian Portfolios are designed principally for the investments of tax-exempt fiduciary investors, high net worth individuals and individuals who are entrusted with the responsibility of investing assets held for the benefit of others. The Portfolios are also suitable for individual tax-deferred retirement plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers. The Portfolios' securities transactions will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains, and dividend income under the Internal Revenue Code.

                               PURCHASE OF SHARES


    Shares of each Portfolio may be purchased, without sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "Valuation of Shares.") The minimum initial investment required for each Portfolio is $2,500. There may be certain exceptions as may be determined from time to time by the officers of the Fund.


INITIAL INVESTMENTS BY MAIL


    An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check payable to UAM FUNDS, INC., to:



                                   UAM Funds
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


The carbon copy (manually signed) of the Account Registration Form must be delivered to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110


    Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund.

INITIAL INVESTMENTS BY WIRE

    Shares of the Portfolios may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

       (a) Telephone the Fund's Transfer Agent (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the Portfolio selected, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number will then be provided to you;

       (b) Instruct your bank to wire the specified amount to the Fund's Custodian;


                              The Bank of New York
                               New York, NY 10286
                                ABA #0210-0023-8
                             DDA Acct. #001-02-018
                             F/B/O UAM Funds, Inc.
                              Ref: Portfolio Name
              Your Account Number _______________________________
               Your Account Name _______________________________

       (c) A completed Account Registration Form must be forwarded to the Fund and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment is $100 for each Portfolio) by purchasing shares at net asset value by mailing a check to UAM Funds Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, and the Portfolio to be purchased are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free
1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


OTHER PURCHASE INFORMATION

    The purchase price of the shares of the Portfolios is the net asset value next determined after the order and payment is received. (See "Valuation of Shares.") An order received prior to the 4:00 p.m. close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt. An order or payment received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

    Purchases will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


    Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.


    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

IN-KIND PURCHASES


    If accepted by the Fund, shares of each Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolios, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "Valuation of Shares" at the time of the next determination of net asset value after such acceptance. Shares issued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included in the Portfolio and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and (3) the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

    Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolios.

BY MAIL

    Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order". Your request should be addressed to:


                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


"Good order" means that the request to redeem shares must include the following documentation:

    (a)The stock certificates, if issued;

    (b)A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c)Any required signature guarantees (see "Signature Guarantees" below); and

    (d)Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.


SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


    To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

    If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Institutional Class Shares of each Acadian Portfolio may be exchanged for Institutional Class Shares of the other Acadian Portfolio. In addition, Institutional Class Shares of each Acadian Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.



    Any such exchange will be based on the respective net assets of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.


    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchange received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Neither the Fund nor the Administrator, the Fund's transfer agent, will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

    For Federal income tax purposes, an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

    For additional information regarding responsibility for the authenticity of telephoned instructions, see "Redemption of Shares--By Telephone" above.

TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "Redemption of Shares" for a definition of "good order.")


                              VALUATION OF SHARES

    The net asset value of each Portfolio is determined by dividing the sum of the total market value of a Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

    Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices.


    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, when the Board of Directors determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used.


    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Each Portfolio will normally distribute substantially all of its net investment income to shareholders in the form of annual dividends. If any net capital gains are realized, the Portfolios will normally distribute such gains with the annual dividend distribution.

    Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    Each   Portfolio's  dividend   and  capital  gains   distributions  will  be
automatically reinvested in additional shares unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and if it qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. Dividends, either in cash or reinvested in shares, paid by a Portfolio from net investment income will be taxable to shareholders as ordinary income. Dividends paid from the Portfolio will qualify for the 70% dividends-received deduction for corporations, but the portion of the dividends so qualified will depend on the ratio of the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources to the Portfolio's total taxable income, exclusive of long-term capital gains.

    Whether paid in cash or additional shares of the Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    Redemptions of shares in a Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

    Each Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, each Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in December will be deemed to have been paid by the Fund and received by shareholders on the record date provided that the dividends are paid before February 1st of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS taxpayer identification regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

    Dividends and interest received by each Portfolio may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Internal Revenue Code. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible, and intends to file an election with the Internal Revenue Service pursuant to which shareholders will be required to include their proportionate share of such withholding taxes in their United States income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. Each Portfolio will report annually to its shareholders the amount per share of such withholding taxes.

    Under Internal Revenue Code Section 988, foreign currency gains or losses from forward contracts, futures contracts and options will generally be treated as ordinary income or loss. Such Internal Revenue Code Section 988 gains or losses will increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain, as was the case prior to 1987. Additionally, if Internal Revenue Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Portfolio shares.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER


    Acadian Asset Management, Inc. is a Massachusetts corporation formed in 1986 and is located at Two International Place, Boston, Massachusetts 02110. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had over $2.6 billion in assets under management. For further information on Acadian Asset Management Inc.'s investment services, please call (617) 946-3500.


    Acadian Asset Management, Inc.'s team of investment professionals is as follows:

    DR. GARY L. BERGSTROM--President--Purdue University, B.S., M.S., 1963; M.I.T. (Sloan School of Management), Ph.D, 1968; founder of Acadian Asset Management, Inc. in 1977.

    RONALD D. FRASHURE--Executive Vice President--Massachusetts Institute of Technology (Sloan School of Management), B.S., 1964; Harvard University, M.B.A., 1970; Portfolio Manager and Investment Officer, Acadian Asset Management, Inc., 1988--Present.

    CHURCHILL G. FRANKLIN--Senior Vice President--Middlebury College, B.A., 1971; Primary Client Liaison and Marketing Officer, Acadian Asset Management, Inc., 1986--Present.

    RICHARD O. MICHAUD--Senior Vice President--Northeastern University, B.A., 1963; University of Pennsylvania, M.A., 1966; Boston University, M.A., 1969; Boston University, Ph.D, 1971; Quantitative Strategist, Acadian Asset Management, Inc., 1991--Present.

    JOHN R. CHISHOLM--Senior Vice President--Massachusetts Institute of Technology, B.S., 1984 and M.S., Business Administration, 1987; Portfolio Manager and Quantitative Research Analyst, Acadian Asset Management, Inc., 1984--Present.

    STELLA M. HAMMOND--Senior Vice President--Stanford University, B.S., 1966; Yale University, M. Phil., 1972; Portfolio Manager, Acadian Asset Management, Inc., 1989--Present.

    MATTHEW V. PIERCE--Senior Vice President--Harvard University, B.A., 1983, Chief Financial Officer, Acadian Asset Management, Inc., 1990--Present.

    BRIAN K. WOLAHAN--Vice President--Lehigh University, B.S., 1980; M.I.T. (Sloan School of Management), M.S., Business Administration, 1987; Portfolio Manager and Quantitative Research Analyst, Acadian Asset Management, Inc. 1990--Present.

    The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios are: Ronald Frashure, Richard Michaud, John Chisholm, Stella Hammond and Brian Wolahan.

    Under Investment Advisory Agreements (the "Agreements") with the Fund, dated as of February 19, 1993, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of the Acadian Portfolios, manages the investment and reinvestment of each Portfolio's assets. In this regard, it is the responsibility of the Adviser to manage the Fund's Acadian Portfolios and to place purchase and sales orders for each Portfolio.

    As compensation for the services rendered by the Adviser under the Agreements, the Portfolios pay the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the Portfolio's average daily net assets for the month:

                                                                                                        RATE
                                                                                             ---------------------------
Acadian Emerging Markets Portfolio.........................................................  1.00%
Acadian International Equity Portfolio.....................................................  0.75% lst $50 million
                                                                                             0.65% next $50 million
                                                                                             0.50% next $100 million
                                                                                             0.40% over $200 million


    Although the advisory fee rates payable by the Portfolios are higher than the rates payable by most mutual funds, the Fund believes they are comparable to the rates paid by many other funds with similar investment objectives and policies and are appropriate for these Portfolios in light of their investment objectives.



    The Adviser has agreed to waive all or part of its advisory fee and to assume operating expenses on behalf of the Emerging Markets Portfolio, if necessary, in order to keep its total annual operating expenses from exceeding

2.5% of its average daily net assets. Effective January 1, 1996 until further notice, the Adviser has voluntarily agreed to waive all or part of its advisory fee and to assume operating expenses on behalf of the International Equity Portfolio, if necessary, in order to keep its total annual operating expenses from exceeding 1.00% of its average daily net assets. The Fund will not reimburse the Adviser for advisory fees waived or expenses that the Adviser may bear on behalf of the Portfolios.



    In addition, the Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.


                            ADMINISTRATIVE SERVICES


    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement dated as of December 16, 1991. The services provided under this Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108-3913. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Fund Administration Agreement, as amended on February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06 of 1% of the aggregate net assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per portfolio, which rises from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Acadian Portfolios. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.



                             PORTFOLIO TRANSACTIONS


    The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund's Acadian Portfolios and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.


    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.


    Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently the Fund is offering shares of 30 Portfolios. The Board of Directors may create additional Portfolios and classes of shares of the Fund in the future at its discretion.



    The shares of each Portfolio of the Fund are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. As of January 31, 1996, UNISYS, Blue Bell, PA held of record 56% of the outstanding shares of the Acadian Emerging Markets Portfolio Institutional Class Shares. Also, as of January 31, 1996, Barbara K. Jordan, New York, NY held of record 84% of the outstanding shares of the Acadian
International Equity Portfolio Institutional Class Shares. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.


CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*                   Director and Executive Vice President of the Fund; President
1133 Avenue of the Americas           of Regis Retirement Plan Services, since 1993; Former
New York, NY 10036                    President of UAM Fund Distributors, Inc.; Formerly
                                      responsible for Defined Contribution Plan Services at a
                                      division of the Equitable Companies, Dreyfus Corporation and
                                      Merrill Lynch.
JOHN T. BENNETT, JR.                  Director of the Fund; President of Squam Investment
College Road - RFD 3                  Management Company, Inc. and Great Island Investment
Meredith, NH 03253                    Company, Inc.; President of Bennett Management Company from
                                      1988 to 1993.
J. EDWARD DAY                         Director of the Fund; Retired Partner in the Washington
5804 Brookside Drive                  office of the law firm Squire, Sanders & Dempsey; Director,
Chevy Chase, MD 20815                 Medical Mutual Liability Insurance Society of Maryland;
                                      Formerly, Chairman of The Montgomery County, Maryland,
                                      Revenue Authority.
PHILIP D. ENGLISH                     Director of the Fund; President and Chief Executive Officer
16 West Madison Street                of Broventure Company, Inc.; Chairman of the Board of
Baltimore, MD 21201                   Chektec Corporation and Cyber Scientific, Inc.
WILLIAM A. HUMENUK                    Director of the Fund; Partner in the Philadelphia office of
4000 Bell Atlantic Tower              the law firm Dechert Price & Rhoads; Director, Hofler Corp.
1717 Arch Street
Philadelphia, PA 19103
NORTON H. REAMER,*                    Director, President and Chairman of the Fund; President,
One International Place               Chief Executive Officer and a Director of United Asset
Boston, MA 02110                      Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of
                                      Mutual Funds.
PETER M. WHITMAN, JR.*                Director of the Fund; President and Chief Investment Officer
One Financial Center                  of Dewey Square Investors Corporation since 1988; Director
Boston, MA 02111                      and Chief Executive Officer of H.T. Investors, Inc.,
                                      formerly a subsidiary of Dewey Square.
WILLIAM H. PARK*                      Vice President and Assistant Treasurer of the Fund;
One International Place               Executive Vice President and Chief Financial Officer of
Boston, MA 02110                      United Asset Management Corporation.
ROBERT R. FLAHERTY*                   Treasurer of the Fund; Manager of Fund Administration and
73 Tremont Street                     Compliance of the Administrator since March 1995; formerly
Boston, MA 02108                      Senior Manager of Deloitte & Touche LLP from 1985 to 1995.
KARL O. HARTMANN*                     Secretary of the Fund; Senior Vice President and General
73 Tremont Street                     Counsel of Administrator; Senior Vice President, Secretary
Boston, MA 02108                      and General Counsel of Leland, O'Brien, Rubinstein
                                      Associates, Inc. from November 1990 to November 1991.
HARVEY M. ROSEN*                      Assistant Secretary of the Fund; Senior Vice President of
73 Tremont Street                     Administrator.
Boston, MA 02108


--------------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES


ACADIAN ASSET MANAGEMENT, INC.
    Acadian Emerging Markets Portfolio
    Acadian International Equity Portfolio


BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
    BHM&S Total Return Bond Portfolio


CHICAGO ASSET MANAGEMENT COMPANY
    Chicago Asset Management Value/Contrarian Portfolio
    Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
    C&B Balanced Portfolio
    C&B Equity Portfolio

C. S. MCKEE & COMPANY, INC.
    McKee U.S. Government Portfolio
    McKee Domestic Equity Portfolio
    McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
    DSI Disciplined Value Portfolio
    DSI Limited Maturity Bond Portfolio
    DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
    FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
    ICM Equity Portfolio
    ICM Fixed Income Portfolio
    ICM Small Company Portfolio


INVESTMENT RESEARCH COMPANY
    IRC Enhanced Index Portfolio


MURRAY JOHNSTONE INTERNATIONAL LTD.
    MJI International Equity Portfolio


NEWBOLD'S ASSET MANAGEMENT, INC.
    Newbold's Equity Portfolio


NWQ INVESTMENT MANAGEMENT COMPANY
    NWQ Balanced Portfolio
    NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
    Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
    Sirach Fixed Income Portfolio
    Sirach Growth Portfolio
    Sirach Short-Term Reserves Portfolio
    Sirach Special Equity Portfolio
    Sirach Strategic Balanced Portfolio


SPECTRUM ASSET MANAGEMENT, INC.
    SAMI Preferred Stock Income Portfolio
    Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
    Sterling Partners' Balanced Portfolio
    Sterling Partners' Equity Portfolio
    Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
    TS&W Equity Portfolio
    TS&W Fixed Income Portfolio
    TS&W International Equity Portfolio

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


                               -----------------

                                   PROSPECTUS
                            DATED FEBRUARY 29, 1996
                               INVESTMENT ADVISER
                         ACADIAN ASSET MANAGEMENT, INC.
                      TWO INTERNATIONAL PLACE, 26TH FLOOR
                                BOSTON, MA 02110
                                 (617) 946-3500


                               -----------------

                                  DISTRIBUTOR
                          UAM FUND DISTRIBUTORS, INC.
                              211 CONGRESS STREET
                                BOSTON, MA 02110


                               TABLE OF CONTENTS

                                                      PAGE
                                                    ---------
Fund Expenses.....................................          2
Prospectus Summary................................          3
Financial Highlights..............................          4
Performance Calculations..........................          5
Investment Objectives.............................          5
Investment Policies...............................          6
Other Investment Policies.........................         12
Investment Limitations............................         15
Additional Investment Information.................         16
Investment Suitability............................         17
Purchase of Shares................................         17
Redemption of Shares..............................         19

                                                      PAGE
                                                    ---------
Shareholder Services..............................         20
Valuation of Shares...............................         21
Dividends, Capital Gains Distributions and
 Taxes............................................         21
Investment Adviser................................         23
Administrative Services...........................         24
Distributor.......................................         24
Portfolio Transactions............................         24
General Information...............................         25
Directors and Officers............................         27
UAM Funds -- Institutional Class Shares...........         28


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   PART B


                                   UAM FUNDS
                              ACADIAN PORTFOLIOS
                          INSTITUTIONAL CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION
                              February 28, 1996


    This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Acadian Portfolios dated February 28, 1996. To obtain a Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983



                              TABLE OF CONTENTS


                                                                     PAGE
                                                                     ----

Investment Objectives and Policies.................................    2
Purchase of Shares.................................................    9
Redemption of Shares...............................................    9
Shareholder Services...............................................   10
Investment Limitations.............................................   10
Management of the Fund.............................................   12
Investment Adviser.................................................   13
Portfolio Transactions.............................................   14
Administrative Services............................................   14
Performance Calculations...........................................   15
General Information................................................   17
Financial Statements...............................................   18
Appendix - Description of Securities and Ratings...................  A-1

                      INVESTMENT OBJECTIVES AND POLICIES

    The following policies supplement the investment objectives and policies of the Acadian Emerging Markets and Acadian International Equity Portfolios (the "Acadian Portfolios") as set forth in the Acadian Prospectus:

SECURITIES LENDING

    Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolios will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

HEDGING STRATEGIES

    Each Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. Each Portfolio has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolios will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While each Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of Portfolio shares, the Portfolios' net asset value will fluctuate. There can be no assurance that a Portfolio's hedging transactions will be effective. Also, the Portfolios may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The U.S. dollar value of the assets of the Portfolios may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when either of the Portfolios anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Portfolio may enter into forward contracts to protect the value of portfolio securities and enhance Portfolio performance. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio securities or other assets denominated in that currency.

    Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's Custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid high grade assets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid high grade assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts.

    The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    Each of the Portfolios' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency- denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

    Each Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

    Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

    Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.

    Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

    Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non- hedging positions do not exceed five percent of the liquidation value of each Portfolio. Each Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

    Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

   The Portfolios will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolios will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

   The Portfolios will minimize the risk that they will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

    The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the Adviser does not believe that a Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

    Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that a Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has an open position in a futures contract or related option.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

    The Portfolios may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS

    The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

    Each Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS

    The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

    The Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with the Custodian.

    Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralized the option by maintaining in a segregated account with the Custodian, cash or U.S. Government securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

    Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

    In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

    Except for transactions the Portfolios have identified as hedging transactions, each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short- term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

    In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of each Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

    Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

SWAP CONTRACTS

    Each Portfolio may enter into Swap Contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes fixed interest rates, total return on interest rate indices, fixed income indices, and stock indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index.

    The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio. Since swaps will be entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute "senior securities" under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to its borrowing restrictions.

    Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

    The use of swaps may involve investment techniques and risks different from those associated with other portfolio transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if this investment technique was never used.

PURCHASE OF SHARES

    Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required for each Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

    Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                        REDEMPTION OF SHARES

    Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares", and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

    No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

SIGNATURE GUARANTEES

    To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

    The following supplements the information set forth under "Shareholder Services" in the Prospectus:

EXCHANGE PRIVILEGE

    Institutional Class Shares of each Acadian Portfolio may be exchanged for Institutional Class Shares of the other Acadian Portfolio. In addition, Institutional Class Shares of each Acadian Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

    Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder, and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. Eastern time will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

    For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                            INVESTMENT LIMITATIONS

    The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations.

    A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of that Portfolio. Except for the numbered investment limitations noted as fundamental below, however, the limitations described below are not fundamental, and may be changed without the consent of shareholders.

    AS A MATTER OF FUNDAMENTAL POLICY, EACH PORTFOLIO WILL NOT:

    (1)  invest in physical commodities or contracts on physical commodities;

    (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

    (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitation described in (f) below and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder.

    (4) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer (this restriction is not applicable to the Acadian Emerging Markets Portfolio);

    (5) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof) (this restriction is not applicable to the Acadian Emerging Markets Portfolio);

    (6) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes or (ii) except in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 331/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

    (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position; and

    (8)  underwrite the securities of other issuers.

    AS A MATTER OF NON-FUNDAMENTAL POLICY, EACH PORTFOLIO WILL NOT:

    (a) invest in stock or bond futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the- money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

    (b)  purchase on margin or sell short except as specified in (a) above;

    (c) purchase additional securities when borrowings exceed 5% of total gross assets;

    (d) purchase or retain securities of an issuer if those Officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

    (e) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

    (f) invest more than an aggregate of 15% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

    (g) invest for the purpose of exercising control over management of any company;

    (h) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;

    (i) write or acquire options or interests in oil, gas or other mineral exploration or development programs;

    (j) (with respect to the Acadian Emerging Markets Portfolio) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, with respect to 50% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any single issuer, or it would hold more than 10% of the outstanding voting securities of such issuer, or with respect to the remaining 50% of its total assets, more than 25% of the value of its total assets would be invested in the securities of any single issuer; and

    (k) (with respect to the Acadian Emerging Markets Portfolio) invest in warrants, valued at the lower of cost or market, exceeding 5.0% of the value of the Portfolio's net assets; included within that amount, but not exceeding 2.0% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

    The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and elect its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Fund's Prospectus. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

    The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and the UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.


------------------------------------------------------------------------------------------------------------
     (1)                    (2)                   (3)                    (4)                   (5)

                                                PENSION OR                               TOTAL COMPENSATION
                         AGGREGATE          RETIREMENT BENEFITS     ESTIMATED ANNUAL     FROM REGISTRANT AND
NAME OF PERSON,         COMPENSATION         ACCRUED AS PART OF      BENEFITS UPON        FUND COMPLEX PAID
  POSITION             FROM REGISTRANT         FUND EXPENSES           RETIREMENT            TO DIRECTORS
------------------------------------------------------------------------------------------------------------

John T. Bennett, Jr.     $24,435                   0                       0                   $26,750
Director

J. Edward Day            $24,435                   0                       0                   $26,750
Director

Philip D. English        $24,435                   0                       0                   $26,750
Director

William A. Humenuk       $24,435                   0                       0                   $26,750
Director


PRINCIPAL HOLDERS OF SECURITIES

    As of January 31, 1996, the following persons or organizations held of record 5% or more of the shares of a Portfolio:

    ACADIAN EMERGING MARKETS PORTFOLIO: UNISYS, Attn: Gary Biscoll, Township Line & Union Meeting Road, P.O. Box 500, Blue Bell, PA, 56%; RJR Nabisco Inc., Defined Benefit Master Trust, 301 North Main Street, Winston Salem, NC, 17%; Wachovia Bank of N.C., Trustee for US Air Inc., 301 N. Main Street, Winston-Salem, NC, 6%* and Charles D. Ellis & Rodger F. Smith, Trustees for Greenwich Associates L.P., Profit Sharing Plan, P.O. Box 4009, Greenwich, CT, 5%*.

    ACADIAN INTERNATIONAL EQUITY PORTFOLIO: Barbara R. Jordan, c/o Fiduciary Trust Company International, P.O. Box 3199, Church Street Station, New York, NY, 84% and Charles Schwab & Co., Inc., Special Custody Account for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA, 13%.

    The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

___________

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

    Acadian Asset Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

    Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

    The Adviser's investment philosophy follows a rigorous, proven approach which it calls Enhanced Value Investing. The Adviser believes that over the long term, empirical evidence shows that value investing results in superior returns. The Adviser enhances the efficacy of time-proven fundamental value measures by incorporating a number of growth-related factors, such as price momentum and trends in analysts' earnings estimates, to target undervalued companies that also have strong prospects for future outperformance. The Adviser's approach is implemented via a highly disciplined and structured process, which utilizes proprietary sophisticated technology and a multi-factor model for investment decision-making. The Adviser maintains 25 years of proprietary data on over 16,000 securities and 40 countries. From over a decade of detailed statistical analysis of this data, the Adviser has isolated the investment factors it believes are most likely to lead to superior investment returns. In the Adviser's unique process, these factors are weighted and combined on a market-by-market basis to identify the most attractive securities in each market.

REPRESENTATIVE INSTITUTIONAL CLIENTS

    As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: USAir, Inc., E.I. DuPont de Nemours Co., Inc., Fluor Corporation, RJR Nabisco and SEI Investment Management.

    It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

ADVISORY FEES

    As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

   Acadian Emerging Markets Portfolio...............................  1.00%
   Acadian International Equity Portfolio...........................  0.75%
   for the first $50 million in average daily net assets, 0.65% for the next $50 million of average daily net assets, 0.50% for the next $100 million average daily net assets and 0.40% of the average daily net assets in excess of over $200 million.

    For the period from each Portfolios' commencement of operations to October 31, 1993, neither Portfolio paid an advisory fee. During this period, the Adviser voluntarily waived advisory fees of approximately $13,000 for the Acadian Emerging Markets Portfolio and $8,000 for the Acadian International Equity Portfolio. For the fiscal year ended October 31, 1994, neither Portfolio paid an advisory fee. During this period, the Adviser voluntarily waived advisory fees of $47,000 for the Acadian Emerging Markets Portfolio and $17,000 for the Acadian International Equity Portfolio. For the fiscal year ended October 31, 1995, the Acadian Emerging Markets Portfolio and Acadian International Equity Portfolio paid advisory fees of approximately $112,000 and $0, respectively. During this period, the Adviser voluntarily waived advisory fees of approximately $74,000 for the Acadian Emerging Markets Portfolio and $18,000 for the Acadian International Equity Portfolio.

                            PORTFOLIO TRANSACTIONS

    The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, the Portfolios may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

    Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                           ADMINISTRATIVE SERVICES

    In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the Acadian Emerging Markets Portfolio and the Acadian International Equity Portfolio totaled approximately $6,000 and $12,000, respectively. The basis of the fees paid to the Administrator for the 1993 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus
0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal years ended October 31, 1994 and October 31, 1995, administrative services fees paid to the Administrator by the Acadian Emerging Markets and the Acadian International Equity Portfolios totaled $41,000 and $71,000 and $53,000 and $77,000, respectively. The services provided by the Administrator and the basis of the fees payable to the Administrator are described in the Portfolio's Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

    Each Portfolio may from time to time quote various performance figures to illustrate past performance.

    Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN

    The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of returns for the Acadian Portfolios from inception and for the one year period ended on the date of the Financial Statements included herein, are as follows:


                                                                SINCE INCEPTION
                                                                  THROUGH YEAR
                                           ONE YEAR ENDED           ENDED
                                          OCTOBER 31, 1995     OCTOBER 31, 1995      INCEPTION DATE
                                          ----------------     -----------------     ---------------
Acadian International Equity Portfolio          -4.58%                7.74%               3/29/93
Acadian Emerging Markets Portfolio             -19.79%                5.19%               6/17/93


    These figures were calculated according to the following formula:

    P (1 + T)(n) = ERV

where:

P   = a hypothetical initial payment of $1,000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

COMPARISONS

    To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(h) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

(i) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

(j) The Salomon-Russell Broad Market Index (BMI) - measures the performance of approximately 4,500 institutionally investable equity securities in 23 worldwide local markets whose combined total available market capitalization exceeds $106 million. The BMI is split into two major components. The Primary Market Index defines the large stock universe, representing the top 80% of the available capital of the BMI in each country. The Extended Market Index represents the remaining 20% of the available capital that defines the small stock universe.

(k) International Finance Corporation Indices (IFC) - measure the performance of 800 stocks in over 20 emerging equity markets.

(l) Morgan Stanley Capital International Emerging Market Indices - represent the local industry composition in emerging market countries. The indices aim to cover 60% of the available total market capitalization of each local market and currently include returns on 13 emerging equity markets.

(m) The Morgan Stanley Capital International Europe 13 Index is an unmanaged index composed of the securities listed on the stock exchanges of the following countries: Australia, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

(n) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

(o) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

(p) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

(q) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

(r) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(s) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

(t) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

    In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

    Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of such Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

    As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolios of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

    Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes.
 Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

    In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

    Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes.
Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

    The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                             FINANCIAL STATEMENTS

    The Financial Statements for the Acadian Portfolios for the fiscal year ended October 31, 1995 and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1995 Annual Reports to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed with the Commission (Accession Number 0000950109-96-000061), are incorporated by reference.

               APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I.   DESCRIPTION OF RATINGS FOR CORPORATE BONDS

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II.   DESCRIPTION OF U.S. GOVERNMENT SECURITIES

    The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

    U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

    In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

    Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

III.   DESCRIPTION OF COMMERCIAL PAPER

    Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

    Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance;
(4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.   DESCRIPTION OF BANK OBLIGATIONS

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V.   DESCRIPTION OF FOREIGN INVESTMENTS

    Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

    As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

    Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

    Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                   UAM FUNDS



                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------
                              COOKE & BIELER, INC.
              SERVES AS INVESTMENT ADVISER TO THE C & B PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------


                        PROSPECTUS -- FEBRUARY 29, 1996


INVESTMENT OBJECTIVES


UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open-end, management investment company known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and investment policies. Several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares. The C&B Portfolios currently offer only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of two diversified, no-load Portfolios of the Fund managed by Cooke & Bieler, Inc.


C & B EQUITY PORTFOLIO. The objective of the C & B Equity Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in common stocks which have a consistency and predictability in their earnings growth. Research by Cooke & Bieler's internal securities analysts will be relied upon to identify these companies.

C & B BALANCED PORTFOLIO. The objective of the C & B Balanced Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in a combined portfolio of common stocks which have a consistency and predictability in their earnings growth and investment grade fixed income securities.

    There can be no assurance that either of the Portfolios will meet its stated objective.
--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE  SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION  OR  ANY  STATE SECURITIES  COMMISSION,  NOR  HAS  THE
    SECURITIES  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION  TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES



    The following table illustrates the expenses and fees that a shareholder of the C & B Portfolios will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.



                        SHAREHOLDER TRANSACTION EXPENSES



                                       C & B      C & B
                                      EQUITY     BALANCED
                                     PORTFOLIO   PORTFOLIO
                                     ---------   --------
Sales Load Imposed on Purchases....       NONE      NONE
Sales Load Imposed on Reinvested
 Dividends.........................       NONE      NONE
Deferred Sales Load................       NONE      NONE
Redemption Fees....................       NONE      NONE
Exchange Fees......................       NONE      NONE



                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



Investment Advisory Fees...........      .625%     .625%
Administrative Fees................      .116%     .255%
12b-1 Fees.........................       NONE      NONE
Distribution Costs.................       NONE      NONE
Other Expenses.....................      .049%     .150%
Advisory Fees Waived...............     --        (.030)%
                                     ---------   --------
Total Operating Expenses (After Fee
 Waiver):..........................      .790%*    1.00%*
                                     ---------   --------
                                     ---------   --------


------------------------

*Absent the Adviser's fee waiver, annualized Total Operating Expenses of the C&B
 Balanced Portfolio for the fiscal year ended October 31, 1995 would have been 1.03%. The annualized Total Operating Expenses excludes the effect of expense offsets. If expense offsets were included, annualized Total Operating Expenses of the C&B Equity Portfolio would be 0.78%, and the ratio of expenses to average net assets of the C&B Balanced Portfolio would not significantly differ.



    The purpose of the above table is to assist the investor in understanding the various fees that an investor in the C&B Portfolios of the Fund will bear directly or indirectly. The expenses and fees set forth above are based on the Fund's operations during the fiscal year ended October 31, 1995. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Portfolios, if necessary, in order to keep each Portfolio's total annual operating expenses from exceeding 1.00% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolios.



    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.



                                                                     1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                   -----------  -----------  -----------  -----------
C & B Equity Portfolio...........................................   $       8    $      25    $      44    $      98
C & B Balanced Portfolio.........................................   $      10    $      32    $      55    $     122



THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


                               PROSPECTUS SUMMARY

INVESTMENT ADVISER

    Cooke & Bieler, Inc. (the "Adviser"), an investment counseling firm founded in 1951, serves as investment adviser to two of the Fund's Portfolios. The Adviser presently manages over $5.5 billion in assets for institutional clients and high net worth individuals. See "INVESTMENT ADVISER."

HOW TO INVEST


    Shares of both Portfolios are offered through UAM Fund Distributors, Inc. (the "Distributor") at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The minimum for subsequent investments is $100. See "PURCHASE OF SHARES."


HOW TO REDEEM

    Shares of both Portfolios may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "REDEMPTION OF SHARES."

ADMINISTRATIVE SERVICES


    Chase Global Funds Services Company (the "Administrator"), a subsidiary of The Chase Manhattan Bank, N.A., provides the Fund with administrative, dividend disbursing and transfer agent services. See "ADMINISTRATIVE SERVICES."


                                  RISK FACTORS


    Prospective investors in the Fund should consider the following factors associated with an investment in the Portfolios: (1) The C&B Balanced Portfolio may invest in securities rated lower than Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Corporation. These securities carry a high degree of credit risk, and are considered speculative by the major credit rating agencies and are sometimes referred to as "junk bonds". (See "INVESTMENT POLICIES.") (2) The fixed income securities held by the C&B Balanced Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Portfolio. The value of the securities held by the Portfolio can be expected to vary inversely to the changes in the prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa. (3) Each Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "COMMON INVESTMENT POLICIES--FUTURES CONTRACTS AND OPTIONS.") (4) In addition, each Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "COMMON INVESTMENT POLICIES.") The Value of the Portolios' shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolios invest.

                              FINANCIAL HIGHLIGHTS


    The following tables provide selected per share data and ratios for a share outstanding throughout each of the periods presented and are part of the Portfolios' Financial Statements included in the Portfolios' 1995 Annual Reports to Shareholders which are incorporated by reference into the Portfolios' Statement of Additional Information. The Portfolios' Financial Statements have been examined by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Statement of Additional Information. The following information should be read in conjunction with the Portfolios' 1995 Annual Reports to Shareholders.


                              C&B EQUITY PORTFOLIO


                                      MAY 15,**
                                       1990 TO                      YEARS ENDED OCTOBER 31,
                                     OCTOBER 31,   ---------------------------------------------------------
                                        1990         1991        1992        1993        1994        1995
                                     -----------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of
 Period............................   $  10.00     $  9.13     $  12.33    $  13.29    $  13.06    $  13.13
                                     -----------   ---------   ---------   ---------   ---------   ---------
Income from Investment
 Operations........................
  Net Investment Income............       0.08+       0.25+        0.29        0.28        0.31        0.34
  Net Realized & Unrealized Gain
   (Loss) on Investments...........      (0.89)       3.20         1.02        0.24        0.28        2.55
                                     -----------   ---------   ---------   ---------   ---------   ---------
    Total From Investment
     Operations....................      (0.81)       3.45         1.31        0.52        0.59        2.89
                                     -----------   ---------   ---------   ---------   ---------   ---------
Distributions
  Net Investment Income............      (0.06)      (0.25)       (0.30)      (0.26)      (0.30)      (0.34)
  Net Realized Gain................     --           --           (0.05)      (0.49)      (0.18)      --
  In Excess of Net Realized Gain...     --           --           --          --          (0.04)      --
                                     -----------   ---------   ---------   ---------   ---------   ---------
    Total Distributions............      (0.06)      (0.25)       (0.35)      (0.75)      (0.52)      (0.34)
                                     -----------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period.....   $   9.13     $ 12.33     $  13.29    $  13.06    $  13.13    $  15.68
                                     -----------   ---------   ---------   ---------   ---------   ---------
                                     -----------   ---------   ---------   ---------   ---------   ---------
Total Return.......................     (8.17%)     38.04%++     10.68%       4.05%       4.67%      22.28%
                                     -----------   ---------   ---------   ---------   ---------   ---------
                                     -----------   ---------   ---------   ---------   ---------   ---------
Ratios and Supplemental Data:
Net Assets, End of Period
 (Thousands).......................   $  4,582     $50,321     $112,763    $209,153    $208,937    $245,813
Ratio of Expenses to Average Net
 Assets............................      1.00%*+     1.00%+       0.83%       0.82%       0.82%       0.79%#
Ratio of Net Investment Income to
 Average Net Assets................      3.21%*+     2.65%+       2.27%       2.28%       2.39%       2.35%
Portfolio Turnover Rate............         0%          7%          45%         21%         46%         42%


------------------------
 *Annualized
**Commencement of Operations
 +Net of voluntarily waived fees of $.01 and $.001 per share for the period ended October 31, 1990 and the year ended October 31, 1991, respectively.

++Total return would have been lower had certain fees not been waived during the period indicated.


 #For  the year  ended October 31,  1995, the  Ratio of Expenses  to Average Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.78%.

                             C&B BALANCED PORTFOLIO


                                     DECEMBER 29,**
                                        1989 TO                             YEARS ENDED OCTOBER 31,
                                      OCTOBER 31,     -------------------------------------------------------------------
                                          1990           1991          1992          1993          1994          1995
                                     --------------   -----------   -----------   -----------   -----------   -----------
Net Asset Value, Beginning of
 Period............................     $10.00         $  9.44       $ 11.88       $ 12.57       $ 12.68       $ 11.86
                                       -------        -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income............       0.34+           0.40+         0.46          0.45          0.48+         0.52+
  Net Realized & Unrealized Gain
   (Loss) on Investments...........      (0.59)           2.45          0.79          0.40         (0.39)         1.51
                                       -------        -----------   -----------   -----------   -----------   -----------
    Total From Investment
     Operations....................      (0.25)           2.85          1.25          0.85          0.09          2.03
                                       -------        -----------   -----------   -----------   -----------   -----------
Distributions
  Net Investment Income............      (0.31)          (0.40)        (0.46)        (0.44)        (0.47)        (0.52)
  Net Realized Gain................     --               (0.01)        (0.10)        (0.30)        (0.44)        (0.24)
                                       -------        -----------   -----------   -----------   -----------   -----------
    Total Distributions............      (0.31)          (0.41)        (0.56)        (0.74)        (0.91)        (0.76)
                                       -------        -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period.....     $ 9.44         $ 11.88       $ 12.57       $ 12.68       $ 11.86       $ 13.13
                                       -------        -----------   -----------   -----------   -----------   -----------
                                       -------        -----------   -----------   -----------   -----------   -----------
Total Return.......................     (2.62%)         30.50%++      10.72%         7.01%         0.74%++      17.83%++
                                       -------        -----------   -----------   -----------   -----------   -----------
                                       -------        -----------   -----------   -----------   -----------   -----------
Ratios and Supplemental Data:
Net Assets, End of Period
 (Thousands).......................     $8,634         $26,346       $35,326       $42,974       $32,077       $24,146
Ratio of Expenses to Average Net
 Assets............................      1.00%*+         1.00%+        0.91%         0.90%         1.00%+        1.00%#+
Ratio of Net Investment Income to
 Average Net Assets................      4.61%*+         4.07%+        3.78%         3.65%         3.84%+        3.80%+
Portfolio Turnover Rate............         2%             11%           12%           22%           24%           22%


------------------------
 *Annualized
**Commencement of Operations

 +Net  of voluntarily waived fees  of $.03, $.01, $.001  and $.004 per share for the period ended October 31, 1990 and the years ended October 31, 1991, 1994 and 1995, respectively.


++Total return would have been lower had certain fees not been waived during the periods indicated.


 #For  the year  ended October 31,  1995, the  Ratio of Expenses  to Average Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.


                            PERFORMANCE CALCULATIONS

    Either Portfolio may advertise or quote yield data from time to time. The yield of a Portfolio is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, a Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

    From time to time, both Portfolios may advertise or quote total return data. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in C & B Equity Portfolio and/or C & B Balanced Portfolio, as the case may be, over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio during the period are reinvested in Portfolio shares.

    The Portfolios' Annual Reports to Shareholders for the most recent fiscal year end contain additional performance information that include comparisons with appropriate indices. The Annual Reports are available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                             INVESTMENT OBJECTIVES

    Both of the C & B Portfolios maintain different investment policies, but the same investment objective, that is, to provide maximum long-term total return consistent with minimal risk to principal. There can be no assurance that either of the Portfolios will achieve its stated objective.

  C & B EQUITY PORTFOLIO. The objective of the C & B Equity Portfolio is to provide maximum long-term total return with minimal risk to principal by investing primarily in common stocks of companies with strong financial positions, which have a consistency and predictability in earnings growth and which, in the Adviser's opinion, are undervalued at the time of purchase.

  C & B BALANCED PORTFOLIO. The objective of the C & B Balanced Portfolio is to provide maximum long-term total return with minimal risk to principal by investing primarily in securities consisting of investment grade bonds, and common stocks which have a consistency and predictability in earnings growth. The proportion of the Portfolio's assets invested in fixed income securities or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, however, is expected to be 60% common stocks and 40% fixed income securities. The Portfolio's total return will consist of both an income and capital return, the relative proportions of which will vary according to the Portfolio's mix of underlying investments.

    The Portfolios have distinct investment policies as set forth below.

                              INVESTMENT POLICIES

- C & B EQUITY PORTFOLIO. The C & B Equity Portfolio seeks to achieve its objective by investing primarily in common stocks which have a consistency and predictability in their earnings growth. The Portfolio may also invest in convertible bonds or convertible preferred stocks.

    Security selection for the C & B Equity Portfolio is based on analysis of a company's financial characteristics, an assessment of the quality of a company's management, and the implementation of valuation discipline. Companies acceptable for investment in the Portfolio are determined by screening criteria such as high return on equity, strong balance sheets, and consistency and predictability in the growth of earnings and dividends. Intensive on-site research, including interviews with top management, is undertaken by the Adviser to identify companies with strong management, further narrowing the universe of acceptable investments. Dividend discount analysis is utilized to determine those stocks with the most attractive returns from this universe. A stock is sold when a more attractive alternative investment is found using this same discipline.

    Cash reserves may be held from time to time in the Portfolio when stocks are sold due to the unattractiveness of their returns, compared to risk free investment alternatives. Market timing is not a part of the Adviser's investment strategy.

- C & B BALANCED PORTFOLIO. The C & B Balanced Portfolio is designed to provide shareholders a single vehicle with which to participate in the Adviser's equity and fixed income strategies, combined with the Adviser's asset allocation decisions. The Portfolio seeks to achieve its objective by investing in a mix of stocks, bonds, and cash equivalents. A typical asset mix for the Portfolio is 60% stocks and 40% bonds. Depending on market conditions, this mix will vary. However, at least 25% of the Portfolio's total assets will always be invested in fixed income senior securities. Cash equivalent investments will be maintained when deemed appropriate by the Adviser. Equity securities are selected using approaches identical to those set forth under "Investment Policies" for the C & B Equity Portfolio as set forth above.

    Fixed income securities in the Portfolio will consist primarily of (1) investment grade securities of varying maturities, including securities of or guaranteed by the U.S. Government and its agencies or instrumentalities, corporate bonds, mortgage-backed securities, variable rate debt securities, asset-backed securities, and various short-term instruments such as commercial paper, Treasury bills, and certificates of deposit, and (2) any other publicly or privately placed unrated security which, in the Adviser's opinion, is equivalent in quality to securities having one of the four highest grades assigned by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P).

    Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A, or BBB). Bonds rated Baa or BBB may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio will invest either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality.

    It is the Adviser's intention that the Portfolio's fixed income investments will be limited to investment grade securities. However, as described above, the Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies or buy securities rated Ba or B by Moody's or BB or B by S&P if, in the Adviser's judgment, maintaining a position in the securities is warranted. Securities rated less than Baa by Moody's or BBB by S&P are classified as carrying a high degree of risk and are considered speculative by the major credit rating agencies. In addition, the Adviser may invest in preferred stocks and convertible securities. In the case of convertible securities, the conversion privilege may be exercised, but the common stocks received will be sold.


    The chart below indicates the Portfolio's weighted average composition of debt securities graded by S&P for the period from November 1, 1994 to October 31, 1995. The Portfolio did not invest in debt securities graded lower than investment grade during this period.



DEBT SECURITIES RATINGS                                                       PERCENTAGE OF
(STANDARD & POOR'S)                                                             NET ASSETS
----------------------------------------------------------------------------  --------------
Government Agencies.........................................................       20.83%
AAA.........................................................................        0.84%
AA..........................................................................       12.41%
A...........................................................................        2.61%



    The weighted average indicated above was calculated on a dollar weighted basis and was computed as at the end of each month from November 1, 1994 to October 31, 1995. The chart does not necessarily indicate what the composition of the Portfolio will be in the current and subsequent fiscal years. For a description of S&P's ratings of fixed income securities, see "Appendix --
Description  of  Securities  and  Ratings"   in  the  Statement  of   Additional
Information.


                           COMMON INVESTMENT POLICIES

    There are a number of investment policies common to both Portfolios.

SHORT-TERM INVESTMENTS

    From time to time, both Portfolios may invest a portion of its assets in the following money market instruments, consistent with the individual Portfolio's investment policies as set forth above.

    (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days may not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

        Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

        A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio;

    (2) Commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

    (3) Short-term corporate obligations rated A or better by Moody's or by S&P;

    (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

    (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

    (6) Repurchase agreements collateralized by securities listed above.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS

    Both Portfolios may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities listed above under "short-term investments." In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than
(1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for the Fund.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


LENDING OF SECURITIES

    Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. A Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the
Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

PORTFOLIO TURNOVER

    Generally, the Portfolios will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. However, it is expected that the annual portfolio turnover rate for both Portfolios will not exceed 80%. A rate of turnover of 100% could occur, for example, if all the securities held by a Portfolio are replaced within a period of one year. The Portfolios will not normally engage in short-term trading but reserve the right to do so.

    The tables set forth in "FINANCIAL HIGHLIGHTS" present the Portfolios' historical portfolio turnover ratios.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES

    Both Portfolios may purchase and sell securities on a "when-issued" or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although a Portfolio may earn income on securities it has deposited in a segregated account.

    A Portfolio will engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.

FUTURES CONTRACTS AND OPTIONS

    In order to remain fully invested, and to reduce transaction costs, both Portfolios may utilize appropriate futures contracts and options to a limited extent. Specifically, the C & B Balanced Portfolio may invest in stock and bond futures and options and interest rate futures contracts; the C & B Equity Portfolio may invest in stock futures and options. For example, in order to remain fully exposed to the movements of the market, while maintaining liquidity to meet potential shareholder redemptions, a Portfolio may invest a portion of its assets in stock, bond or interest rate futures contracts. Because futures contracts only require a small initial margin deposit, a Portfolio would then be able to keep a cash reserve available to meet potential redemptions, while at the same time being effectively fully invested. Also, because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transactions costs.

    In addition, both Portfolios may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as margin deposit to secure obligations under such contracts. A Portfolio will engage in futures and options transactions for hedging purposes only.

    The primary risks associated with the use of futures and options are (1) imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures and options relating to the stocks or bonds purchased or sold by the Portfolio; and (2) possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position which could have an adverse impact on a Portfolio's ability to hedge. In the opinion of the Fund's Directors, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.


RESTRICTED SECURITIES



    Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Certain restrictions applicable to each Portfolio limit their investment in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale to not more than 10% of each Portfolio's net assets. The prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.



INVESTMENT COMPANIES



    As permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.

    Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of each Portfolio," as defined in the 1940 Act.


                             INVESTMENT LIMITATIONS



    Each Portfolio has adopted certain limitations designed to reduce its exposure to risk in specific situations. Some of these limitations are that a Portfolio will not:



    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);



    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    (c) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;



    (d) acquire any security of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;



    (e) make loans except (i) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of a Portfolio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;



    (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; and



    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.



    The investment limitations described here and in the Statement of Additional Information are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio of the Fund. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction.


                             INVESTMENT SUITABILITY

    The Fund's Portfolios are designed principally for the investments of high net worth individuals and tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. The Portfolios are also suitable for individual tax-deferred retirement plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers.

                               PURCHASE OF SHARES


    Shares of both Portfolios may be purchased without sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500, with certain exceptions as may be determined from time to time by the officers of the Fund.

INITIAL INVESTMENTS BY MAIL


    An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check payable to "UAM Funds, Inc.", to:



                                   UAM Funds
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy (manually signed) of the Account Registration Form must be mailed to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110


    The Portfolio(s) to be purchased should be designated on the Account Registration Form. Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund.

INITIAL INVESTMENTS BY WIRE

    Shares of both Portfolios may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

    (a) Telephone the Fund's Transfer Agent (toll-free 1-800-638-7983), and provide the account name, address, telephone number, social security or taxpayer identification number, the Portfolio(s) selected, the amount being wired and the name of the bank wiring the funds. An account number will then be provided to you.

    (b) Instruct your bank to wire the specified amount to the Fund's Custodian:


                                 The Bank of New York
                                  New York, NY 10015
                                   ABA #0210-0023-8
                                 DDA Acct. #000-71-427
                                 F/B/O UAM Funds, Inc.
                        Ref: Portfolio Name ___________________
                        Your Account Number ___________________
                         Your Account Name ___________________



    (c) A completed Account Registration Form must be forwarded to the UAM Funds Service Center and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange ("NYSE") and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment is $100) by purchasing shares at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, and the Portfolio to be purchased are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


OTHER PURCHASE INFORMATION

    The purchase price of the shares of both Portfolios is the net asset value next determined after the order and payment is received. (See "VALUATION OF SHARES.") An order received prior to the close of the NYSE will be executed at the price computed on the date of receipt; an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of its Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

    Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


    Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.


    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

                              REDEMPTION OF SHARES

    Shares of both Portfolios may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

    Both Portfolios will redeem its shares at the net asset value next determined on the date the request is received in "good order." Your request should be addressed to:


                                   UAM Funds
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    "Good order" means that the request to redeem shares must include the following documentation:

    (a) The stock certificates, if issued;

    (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any  required signature  guarantees (see  "Signature Guarantees" below);
        and

    (d) Other supporting legal documentation, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.

SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and the registered address, and (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


    To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Institutional Class Shares of each C & B Portfolio may be exchanged for Institutional Class Shares of the other C & B Portfolio. In addition, Institutional Class Shares of each C & B Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM

Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.



    Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.


    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telecopied instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE" above.

    For Federal income tax purposes, an exchange between Funds is a taxable event, and accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "REDEMPTION OF SHARES" for a definition of "good order.")


                              VALUATION OF SHARES

    The net asset value of the Fund's Portfolios is determined by dividing the total market value of each Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. For the C & B Equity Portfolio, net asset value per share is determined as of the close of the NYSE on each day that the NYSE is open for business. For the C & B Balanced Portfolio, net asset value per share is determined as of the close of the NYSE
(1) on each day that the NYSE is open for business and the Portfolio receives an order to purchase or redeem its shares, and (2) on the last business day the NYSE is open during each week and each month.

    Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

    In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates the market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Each C & B Portfolio will normally distribute substantially all of its net investment income to shareholders in the form of quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute such gains with the last dividend for the fiscal year.

    Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as income to shareholders.

    All of each Portfolio's dividend and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    Each Portfolio within the Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and if it qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. Dividends, either in cash or reinvested in shares, paid by a Portfolio from net investment income will be taxable to shareholders as ordinary income and will generally qualify in part for the 70% dividends received deduction for corporations, but the portion of the dividends so qualified depends on the ratio of the aggregate taxable qualifying dividend income received by each Portfolio from domestic (U.S.) sources to the total taxable income of the Portfolio, exclusive of long-term capital gains.

    Whether paid in cash or additional shares of a Portfolio and regardless of the length of time the shares in such Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    Exchanges and redemptions of shares in a Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such exchanges and redemptions.

    Each Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal excise tax. To do so, each Portfolio of the Fund expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in October, November, or December to shareholders of record in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding, or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER


    Cooke & Bieler, Inc. is a Pennsylvania corporation formed in 1951 and is located at 1700 Market Street, Philadelphia, PA 19103. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and
provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had over $5.5 billion in assets under management. For further information on Cooke & Bieler's investment services, please call (215) 567-1101.


    The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios and a description of their business experience during the past five years are as follows:

WALTER W. GRANT, Partner and Director.
    A.B., Harvard College.
    M.B.A., Harvard University.
    A Chartered Financial Analyst and Chartered Investment Counselor.
    Has been a member of the firm since 1969 and has managed the Portfolios since inception.

JOHN J. MEDVECKIS, Partner and Director.
    A.B., University of Cincinnati.
    Has been a member of the firm since 1973 and has managed the Portfolios since inception.

R. JAMES O'NEIL, Vice President.
    B.A., cum laude, Colby College.
    M.B.A., Harvard University.
    He is a Chartered Financial Analyst.
    Has been a member of the firm since 1988 and has managed the Portfolios since inception.

PETER A. THOMPSON, Vice President.
    B.A., Princeton University.
    M.B.A., Colgate Darden School of Business Administration.
    Has been a member of the firm since 1989 and has managed the Portfolios since inception.

    Under an Investment Advisory Agreement (the "Agreement") with the Fund, dated as of July 3, 1989, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of both C & B Portfolios, manages the investment and reinvestment of the assets of both C & B Portfolios. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's C & B Portfolios and to place purchase and sales orders for the C & B Portfolios.

    As compensation for the services rendered by the Adviser under the Agreement, each C & B Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to both of the C & B Portfolios' average daily net assets for the month:

                                                                                                      RATE
                                                                                                    ---------
C & B Equity Portfolio............................................................................    0.625%
C & B Balanced Portfolio..........................................................................    0.625%


    The Adviser has voluntarily agreed to waive its advisory fees and to assume operating expenses on behalf of the Portfolios, if necessary, in order to keep each Portfolio's total annual operating expenses from exceeding 1.00% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolios.



    In addition, the Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.


                            ADMINISTRATIVE SERVICES


    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement dated as of December 16, 1991. The services provided under this Agreement are subject to the supervision of the officers and the Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under Federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont, Boston, MA 02108-3913. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Fund Administration Agreement, as amended February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06 of 1% of the aggregate assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which rises from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the C & B Portfolios included in this Prospectus. The Agreement continues in effect so long as such continuance is approved at least annually by a vote of the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to stockholders.



                             PORTFOLIO TRANSACTIONS


    The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for the C & B Portfolios and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the C & B Portfolios. The Adviser may, however, consistent with the interests of a C & B Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a C & B Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Portfolio and the Adviser's other clients.

    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.


    Some securities considered for investment by both Portfolios may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or, more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc."). The Fund's Articles of Incorporation permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently the Fund is offering shares of 30 Portfolios. The Board of Directors may create additional Portfolios and classes of shares of the Fund in the future at its discretion.



    The shares of each Portfolio of the Fund are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not hold annual meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.


CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*                   Director   and  Executive  Vice  President  of  the  Fund;
1133 Avenue of the Americas           President of Regis  Retirement Plan  Services since  1993;
New York, NY 10036                    Former  President of UAM  Fund Distributors, Inc; Formerly
                                      responsible for Defined  Contribution Plan  Services at  a division  of the Equitable  Companies, Dreyfus Corporation and Merrill Lynch.
JOHN T. BENNETT, JR.                  Director  of  the  Fund;  President  of  Squam  Investment
College Road -- RFD 3                 Management  Company,  Inc.  and  Great  Island  Investment
Meredith, NH 03253                    Company, Inc.;  President  of Bennett  Management  Company
                                      from 1988 to 1993.
J. EDWARD DAY                         Director  of the  Fund; Retired Partner  in the Washington
5804 Brookside Drive                  office  of  the  law  firm  Squire,  Sanders  &   Dempsey;
Chevy Chase, MD 20815                 Director,  Medical Mutual  Liability Insurance  Society of
                                      Maryland; Formerly,  Chairman  of The  Montgomery  County,
                                      Maryland, Revenue Authority.
PHILIP D. ENGLISH                     Director  of  the  Fund;  President  and  Chief  Executive
16 West Madison Street                Officer of Broventure Company, Inc.; Chairman of the Board
Baltimore, MD 21201                   of Chektec Corporation and Cyber Scientific, Inc.
WILLIAM A. HUMENUK                    Director of the Fund;  Partner in the Philadelphia  office
4000 Bell Atlantic Tower              of  the law firm Dechert  Price & Rhoads; Director, Hofler
1717 Arch Street                      Corp.
Philadelphia, PA 19103
NORTON H. REAMER*                     Director, President and Chairman  of the Fund;  President,
One International Place               Chief  Executive Officer  and a  Director of  United Asset
Boston, MA 02110                      Management Corporation;  Director, Partner  or Trustee  of
                                      each  of the Investment Companies of the Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*                Director of  the  Fund;  President  and  Chief  Investment
One Financial Center                  Officer  of Dewey Square Investors Corporation since 1988;
Boston, MA 02111                      Director and Chief  Executive Officer  of H.T.  Investors,
                                      Inc., formerly a subsidiary of Dewey Square.
WILLIAM H. PARK*                      Vice  President  and  Assistant  Treasurer  of  the  Fund;
One International Place               Executive Vice President  and Chief  Financial Officer  of
Boston, MA 02110                      United Asset Management Corporation.
ROBERT R. FLAHERTY*                   Treasurer  of the Fund; Manager of Fund Administration and
73 Tremont Street                     Compliance of the Administrator since March 1995; formerly
Boston, MA 02108                      Senior Manager of Deloitte & Touche LLP from 1985 to 1995.
KARL O. HARTMANN*                     Secretary of the Fund;  Senior Vice President and  General
73 Tremont Street                     Counsel of Administrator; Senior Vice President, Secretary
Boston, MA 02108                      and   General  Counsel  of   Leland,  O'Brien,  Rubinstein
                                      Associates, Inc. from November 1990 to November 1991.
HARVEY M. ROSEN*                      Assistant Secretary of the Fund; Senior Vice President  of
73 Tremont Street                     Administrator.
Boston, MA 02108


------------------------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES



ACADIAN ASSET MANAGEMENT, INC.
    Acadian Emerging Markets Portfolio
    Acadian International Equity Portfolio
BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
    BHM&S Total Return Bond Portfolio
CHICAGO ASSET MANAGEMENT COMPANY
    Chicago Asset Management Value/Contrarian Portfolio
    Chicago Asset Management Intermediate Bond Portfolio
COOKE & BIELER, INC.
    C&B Balanced Portfolio
    C&B Equity Portfolio
C. S. MCKEE & COMPANY, INC.
    McKee U.S. Government Portfolio
    McKee Domestic Equity Portfolio
    McKee International Equity Portfolio
DEWEY SQUARE INVESTORS CORPORATION
    DSI Disciplined Value Portfolio
    DSI Limited Maturity Bond Portfolio
    DSI Money Market Portfolio
FIDUCIARY MANAGEMENT ASSOCIATES, INC.
    FMA Small Company Portfolio
INVESTMENT COUNSELORS OF MARYLAND, INC.
    ICM Equity Portfolio
    ICM Fixed Income Portfolio
    ICM Small Company Portfolio
INVESTMENT RESEARCH COMPANY
    IRC Enhanced Index Portfolio
MURRAY JOHNSTONE INTERNATIONAL LTD.
    MJI International Equity Portfolio
NEWBOLD'S ASSET MANAGEMENT, INC.
    Newbold's Equity Portfolio
NWQ INVESTMENT MANAGEMENT COMPANY
    NWQ Balanced Portfolio
    NWQ Value Equity Portfolio
RICE, HALL JAMES & ASSOCIATES
    Rice, Hall James Small Cap Portfolio
SIRACH CAPITAL MANAGEMENT, INC.
    Sirach Fixed Income Portfolio
    Sirach Growth Portfolio
    Sirach Short-Term Reserves Portfolio
    Sirach Special Equity Portfolio
    Sirach Strategic Balanced Portfolio
SPECTRUM ASSET MANAGEMENT, INC.
    SAMI Preferred Stock Income Portfolio
    Enhanced Monthly Income Portfolio
STERLING CAPITAL MANAGEMENT COMPANY
    Sterling Partners' Balanced Portfolio
    Sterling Partners' Equity Portfolio
    Sterling Partners' Short-Term Fixed Income Portfolio
THOMPSON, SIEGEL & WALMSLEY, INC.
    TS&W Equity Portfolio
    TS&W Fixed Income Portfolio
    TS&W International Equity Portfolio

                                   UAM FUNDS



                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   PROSPECTUS
                               FEBRUARY 29, 1996
                               Investment Adviser
                              COOKE & BIELER, INC.
                               1700 Market Street
                             Philadelphia, PA 19103
                                 (215) 567-1101

--------------------------------------------------------------------------------


                                  Distributor
                          UAM FUND DISTRIBUTORS, INC.
                              211 Congress Street
                                Boston, MA 02110


                               TABLE OF CONTENTS

                                                      PAGE
                                                    ---------
Fund Expenses.....................................          2
Prospectus Summary................................          2
Risk Factors......................................          3
Financial Highlights..............................          4
Performance Calculations..........................          5
Investment Objectives.............................          6
Investment Policies...............................          6
Common Investment Policies........................          7
Investment Limitations............................         11
Investment Suitability............................         11
Purchase of Shares................................         11
Redemption of Shares..............................         13

                                                      PAGE
                                                    ---------
Shareholder Services..............................         14
Valuation of Shares...............................         15
Dividends, Capital Gains Distributions and
 Taxes............................................         16
Investment Adviser................................         17
Administrative Services...........................         17
Distributor.......................................         18
Portfolio Transactions............................         18
General Information...............................         19
Directors and Officers............................         20
UAM Funds --
 Institutional Class Shares.......................         21


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     PART B


                                   UAM FUNDS
                                 C&B PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES
                       STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 28, 1996


   This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the C&B Portfolios dated February 28, 1996. To obtain a Prospectus, please call the UAM Funds Service Center:

                                 1-800-638-7983



                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . .   2
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . .   9
Administrative Services. . . . . . . . . . . . . . . . . . . . . . . . . .  10
Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . .  10
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
Appendix - Description of Securities and Ratings . . . . . . . . . . . . . A-1

                        INVESTMENT OBJECTIVES AND POLICIES

   The following policies supplement the investment objectives and policies of the C & B Equity and C & B Balanced Portfolios (the "Portfolios") as set forth in the C & B Portfolios' Prospectus:

SECURITIES LENDING

   Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Both Portfolios may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (1) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (2) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (3) the loan be made subject to termination by the Portfolio at any time, and (4) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

   At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolios will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

FUTURES CONTRACTS

   Both Portfolios may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

   Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

   Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

   Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures market primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

   Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

   Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

   A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

   A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

   Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

   Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

   Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

   In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income, for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

   Both Portfolios will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

                             PURCHASE OF SHARES

   Shares of both C & B Portfolios may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $250,000 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

   Both Portfolios reserve the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                            REDEMPTION OF SHARES

   Both Portfolios may suspend redemption privileges or postpone the day of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

   No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

   Signature Guarantees - To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests.

   Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

   The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

   The following supplements the shareholder services information set forth in the Portfolios' Prospectus:

EXCHANGE PRIVILEGE

   Institutional Class Shares of each C & B Portfolio may be exchanged for Institutional Class Shares of the other C & B Portfolio. In addition, Institutional Class Shares of each C & B Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

   Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the C & B Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

   Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

   For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

   Shareholders may transfer shares of the Fund's Portfolios to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificates or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

   Both Portfolios are subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio will not:

   (1) invest in commodities except that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

   (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

   (4)      purchase on margin or sell short except as specified in (1) above;

   (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

   (6) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

   (7) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (8) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

   (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

   (10) underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

   (11) invest for the purpose of exercising control over management of any company;

   (12) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

   (13) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when such Portfolio adopts a temporary defensive position; and

   (14) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

   In addition, the C & B Equity Portfolio is subject to the following limitations which are not fundamental policies and may be changed without shareholder approval:

   (1) The Portfolio may not purchase warrants if, by reason of such purchase, more than 5% of the value of the Portfolio's net assets (taken at market value) would be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on a recognized stock exchange;

   (2) The Portfolio may not invest in real estate limited partnership interests; and

   (3)      The Portfolio may not invest in oil, gas or other mineral leases.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

   The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Portfolios' Prospectus. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

   The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.

--------------------------------------------------------------------------------------------------------------------------
    (1)                                     (2)                   (3)                   (4)                   (5)
                                                                Pension or                             Total Compensation
                                          Aggregate          Retirement Benefits   Estimated Annual   from Registrant and
Name of Person                          Compensation         Accrued as Part of      Benefits Upon     Fund Complex Paid
  Position                             From Registrant         Fund Expenses          Retirement          to Directors
--------------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Director                                  $24,435                   0                     0                 $26,750

J. Edward Day
Director                                  $24,435                   0                     0                 $26,750

Philip D. English
Director                                  $24,435                   0                     0                 $26,750

William A. Humenuk
Director                                  $24,435                   0                     0                 $26,750

PRINCIPAL HOLDERS OF SECURITIES

   As of January 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

   C&B BALANCED PORTFOLIO: UFCW Local 56 & Food Industry Employers Money Purchase Pension Trust, c/o Corestates Bank, P.O. Box 7829, Philadelphia, PA, 22%; The Chase Manhattan Bank, N.A., Trustee, Charles J. Prizer Money Purchase Pension Plan; FBO Charles J. Prizer, 4325 Gulf of Mexico Drive, Longboat Key, FL, 12%* and Baptist Health System, Inc., D/B/A Coosa Valley Baptist Medical Center, 315 West Hickory Street, Sylacauga, AL, 11%.

   C&B EQUITY PORTFOLIO: State Street Bank and Trust Co., Trustee, Simplex Time Recorder Co. Employee Savings Plan Trust, P.O. Box 1389, Boston, MA, 12%*; State Street Bank and Trust Co., Trustee, New England UFCW Employee Pension Fund, P.O. Box 1992, Boston, MA, 7%* and Crestar Bank, Trustee, Cadmus Communication Corp. Pension Plan, P.O. Box 26246, Richmond, VA, 5%*.

   The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

_______

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

   Cooke & Bieler, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

   The Adviser bases its philosophy and process on selecting high quality, risk averse stocks. An emphasis on value is designed to protect assets in down markets. The stock selection process is geared towards finding companies with high quality earnings which are sustainable in a wide range of economic environments. Key criteria include companies with strong balance sheets, a proven management team and low debt. On the fixed income side, the Adviser is a conservative, quality-oriented bond manager.

REPRESENTATIVE INSTITUTIONAL CLIENTS

   As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Knight Ridder, Mayo Foundation, Princeton University, University of Notre Dame and UST Inc.

   It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

ADVISORY FEES

   As compensation for services rendered by the Adviser under the Investment Advisory Agreement, each C & B Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to both the C & B Portfolios' average net assets for the month:

                                                                      Rate

   C & B Equity Portfolio . . . . . . . . . . . . . . . . . . . . . . 0.625%
   C & B Balanced Portfolio . . . . . . . . . . . . . . . . . . . . . 0.625%

   For the periods ended October 31, 1993, 1994 and 1995, the C & B Equity Portfolio paid advisory fees of approximately $1,082,000, $1,285,000 and $1,418,000, respectively, to the Adviser.

   For the periods ended October 31, 1993, 1994 and 1995, the C & B Balanced Portfolio paid advisory fees of approximately $257,000, $220,000 and $182,000, respectively, to the Adviser. During these periods, the Adviser voluntarily waived advisory fees of approximately $0, $2,000 and $9,000, respectively.

                            PORTFOLIO TRANSACTIONS

   The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund's C&B Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

   Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

   In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. During the fiscal year ended October 31, 1993, the C & B Equity and C & B Balanced Portfolios paid administrative services fees of $214,866 and $61,189, respectively, to the Administrator. The basis of the fees paid to the Administrator for the 1993 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus
0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal years ended October 31, 1994 and October 31, 1995, the C&B Equity and C & B Balanced Portfolios paid administrative services fees of approximately $242,000 and $264,000 and $69,000 and $79,000, respectively, to the Administrator. The services provided by the Administrator and the basis of the fees for the 1994 and 1995 fiscal years payable to the Administrator are described in the Portfolios' Prospectus.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

   The Fund may from time to time quote various performance figures to illustrate the Fund's past performance.

   Performance quotations by investment companies are subject to rules adopted by the Commission which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

   The average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

   The average annual total rates of return for the C & B Equity and C & B Balanced Portfolios from inception and for the one and five year period ended on the date of the Financial Statements included herein are as follows:


                                                                             SINCE INCEPTION
                                                                              THROUGH YEAR
                                    ONE YEAR ENDED      FIVE YEARS ENDED         ENDED         INCEPTION
                                   OCTOBER 31, 1995     OCTOBER 31, 1995     OCTOBER 31, 1995     DATE
                                   ----------------     ----------------     ----------------  ---------
C&B Balanced Portfolio                  17.83%               12.91%               10.45%        12/29/89
C&B Equity Portfolio                    22.28%               15.26%               12.12%         5/15/90


   These figures were calculated according to the following formula:

            n
   P (1 + T)  = ERV
where:
  P = a hypothetical initial payment of $1,000
  T = average annual total return
  n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

COMPARISONS

   To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage passthrough securities.

(k) Lehman Brothers Government/Corporate Index - is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

(l) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(m) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(n) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

(o) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

(p) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index, and 60% Standard & Poor's 500 Stock Index and 40% Lehman Brothers Government/Corporate Index.

(q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(r) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

(s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

(t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

(u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(v) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

(w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill, Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

   In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

   The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global

Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios.

   The shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

   Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

   As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of that Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

   Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

CODE OF ETHICS

   The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                         FINANCIAL STATEMENTS

   The Financial Statements of the C & B Portfolios and the Financial Highlights for the respective periods presented, which appear in the C & B Portfolios' 1995 Annual Reports to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number :
0000950109-96-0000617), are incorporated by reference.

APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation Corporate Bond Ratings:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II. DESCRIPTION OF MORTGAGE-BACKED SECURITIES

   Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the C & B Balanced Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the C & B Balanced Portfolio will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

   Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the C & B Balanced Portfolio may purchase pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact a Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

   All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

   The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

   As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

   Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

   Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

   The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

   The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the C & B Balanced Portfolio will, however, be rated of investment grade quality by Moody's or S&P.

   The C & B Balanced Portfolio expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

   The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

   U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

   In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

   Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

IV. DESCRIPTION OF COMMERCIAL PAPER

   Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

   Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance;
(4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

V. DESCRIPTION OF BANK OBLIGATIONS

   Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI. DESCRIPTION OF FOREIGN INVESTMENTS

   Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

   As foreign companies are not generally subject to uniform accounting, auditing and financing reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

   Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

   Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------

                       DEWEY SQUARE INVESTORS CORPORATION
               SERVES AS INVESTMENT ADVISER TO THE DSI PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------


                        PROSPECTUS -- FEBRUARY 29, 1996


INVESTMENT OBJECTIVES


UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open-end, management investment company known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and investment policies. The DSI Disciplined Value Portfolio currently offers two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). The DSI Limited Maturity Bond, DSI Money Market and DSI Balanced Portfolios currently only offer one class of shares:
Institutional Class Shares. The securities offered in this Prospectus are Institutional Class Shares of four diversified, no-load Portfolios of the Fund managed by Dewey Square Investors Corporation.


DSI  DISCIPLINED VALUE  PORTFOLIO.  The  objective of the  DSI Disciplined Value
Portfolio  is  to  achieve  maximum  long-term  total  return  consistent   with
reasonable risk to principal through diversified equity investments.

DSI LIMITED MATURITY BOND PORTFOLIO. The objective of the DSI Limited Maturity Bond Portfolio is to provide maximum total return consistent with reasonable risk to principal by investing in investment grade fixed income securities. The Portfolio will ordinarily maintain an average weighted maturity of less than six years.

DSI MONEY MARKET PORTFOLIO. The objective of the DSI Money Market Portfolio is to provide maximum current income consistent with the preservation of capital and liquidity by investing in short-term investment grade money market obligations issued or guaranteed by financial institutions, nonfinancial corporations, and the United States Government, as well as repurchase agreements collateralized by such securities. It is anticipated that the Portfolio will maintain a constant net asset value of $1.00 and an average weighted maturity of 90 days or less. THE PORTFOLIO'S SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE, HOWEVER, THAT A CONSTANT NET ASSET VALUE OF $1.00 WILL BE MAINTAINED.

DSI BALANCED PORTFOLIO. The objective of the DSI Balanced Portfolio is to provide maximum long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of equity, primarily investment grade fixed income and money market securities.

    There can be no assurance that any of the Portfolios will meet its stated objective.

                             ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE  SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
    PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES


    The following table illustrates the expenses and fees that a shareholder of the DSI Portfolios Institutional Class Shares will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.


                        SHAREHOLDER TRANSACTION EXPENSES


                                  DSI        DSI LIMITED
                              DISCIPLINED      MATURITY      DSI MONEY         DSI
                                 VALUE           BOND          MARKET        BALANCED
                               PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                              INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL
                              CLASS SHARES   CLASS SHARES   CLASS SHARES   CLASS SHARES
                              ------------   ------------   ------------   ------------
Sales Load Imposed on
 Purchases..................      NONE           NONE           NONE           NONE
Sales Load Imposed on
 Reinvested Dividends.......      NONE           NONE           NONE           NONE
Deferred Sales Load.........      NONE           NONE           NONE           NONE
Redemption Fees.............      NONE           NONE           NONE           NONE
Exchange Fees...............      NONE           NONE           NONE           NONE


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                 DSI
                             DISCIPLINED     DSI LIMITED     DSI MONEY         DSI
                                VALUE       MATURITY BOND      MARKET        BALANCED
                              PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                             INSTITUTIONAL  INSTITUTIONAL   INSTITUTIONAL  INSTITUTIONAL
                             CLASS SHARES   CLASS SHARES    CLASS SHARES   CLASS SHARES
                             ------------   -------------   ------------   ------------
Investment Advisory Fees...      .75%            .45%            .40%          .45%**
Administrative Fees........      .16%            .29%            .12%          .18%
12b-1 Fees.................      NONE           NONE            NONE           NONE
Other Expenses.............      .09%            .14%            .05%          .24%
Advisory Fees Waived.......    --              --              (0.07%)       --
                                 ---             ---           -----
Total Operating Expenses
 (After Fee Waiver):.......     1.00%+           .88%+           .50%+         .87%+
                                                                                --
                                                                                --
                                 ---             ---           -----
                                 ---             ---           -----


------------

 *Absent the Adviser's fee waiver, annualized Total Operating Expenses of the DSI Money Market Portfolio Institutional Class Shares for the fiscal year ended October 31, 1995 would have been 0.57%. Effective July 1, 1995 until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fees in order to keep the advisory fees at 0.18% of the Portfolio's average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived on behalf of the Portfolio.



 +The annualized Total Operating Expenses excludes the effect of expense offsets. If expense offsets were included, annualized Total Operating Expenses of the DSI Disciplined Value, Limited Maturity Bond and Money Market
  Portfolios Institutional Class Shares would be 0.99%, 0.87% and 0.49%, respectively.



**The  Adviser's  fee  is as  follows:  0.45%  for the  first  twelve  months of operations,  0.55%  for  the  next  twelve  months  of  operations  and  0.65%
  thereafter.



    The purpose of this table is to assist the investor in understanding the various expenses that a shareholder in the DSI Portfolios of the Fund will bear directly or indirectly. The expenses and fees set forth above are based on the DSI Disciplined Value, Limited Maturity Bond and Money Market Portfolios' operations during the fiscal year ended October 31, 1995. The fees and expenses with respect to the DSI Balanced Portfolio are based on estimated amounts for its first year of operations based upon assumed average daily net assets of $25 million. As of the date of this Prospectus, the DSI Balanced Portfolio Institutional Class Shares had not commenced operations.


    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.


                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                  ------   -------   -------   --------
DSI Disciplined Value Portfolio Institutional
 Class Shares...................................   $10       $32       $55       $122
DSI Limited Maturity Bond Portfolio
 Institutional Class Shares.....................   $ 9       $28       $49       $108
DSI Money Market Portfolio Institutional Class
 Shares.........................................   $ 5       $16       $28       $ 63
DSI Balanced Portfolio Institutional Class
 Shares.........................................   $ 9       $28       *         *


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.
------------
*As  the  DSI  Balanced  Portfolio   Institutional  Class  Shares  is  not   yet
 operational, the Fund has not projected expenses beyond the 3 year period shown.

                               PROSPECTUS SUMMARY

INVESTMENT ADVISER


    Dewey Square Investors Corporation (the "Adviser"), an investment counseling firm founded in 1989, serves as investment adviser to the Fund's four DSI Portfolios. The Adviser was formed as the successor to the business of The Dewey Square Investors Division of The First National Bank of Boston which division was established in 1984. The Adviser presently manages over $3.4 billion in assets for institutional clients and high net worth individuals. See "INVESTMENT ADVISER."


HOW TO INVEST


    Shares of each Portfolio are offered to investors, through UAM Fund Distributors, Inc. (the "Distributor"), at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $2,500, with certain exceptions as may be determined from time to time by the officers of the Fund. The minimum for subsequent investments is $100. See "PURCHASE OF SHARES."


HOW TO REDEEM

    Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "REDEMPTION OF SHARES."

ADMINISTRATIVE SERVICES


    Chase Global Funds Services Company (the "Administrator"), a subsidiary of The Chase Manhattan Bank, N.A., provides the Fund with administrative, dividend disbursing and transfer agent services. See "ADMINISTRATIVE SERVICES."


RISK FACTORS


    Prospective investors in the Fund should consider the following factors associated with an investment in the Portfolios: (1) The DSI Limited Maturity Bond and the DSI Balanced Portfolios may invest in securities rated lower than Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Corporation. These securities carry a high degree of credit risk, and are considered speculative by the major credit rating agencies and are sometimes referred to as "junk bonds". (See "INVESTMENT POLICIES.") (2) Each Portfolio (except the DSI Money Market Portolio) may invest a portion of its assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS.")
(3) Each Portfolio (except the DSI Money Market Portfolio) may invest in foreign securities. (See "FOREIGN INVESTMENTS.") (4) The fixed income securities held by the DSI Limited Maturity Bond and the DSI Money Market Portfolios will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by each Portfolio. The value of the securities held by such Portfolio can be expected to vary inversely to the changes in the prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa. (5) In general, the Portfolios will not trade for short-term profits, however, when circumstances warrant, investments may be sold without regard to the length of time held. High rates of turnover may result in additional cost and the realization of capital gains. (See "COMMON INVESTMENT POLICIES--PORTFOLIO TURNOVER.") (6) In addition, each Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "COMMON INVESTMENT POLICIES.") The value of the Portfolios' shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolios invest.

                              FINANCIAL HIGHLIGHTS
                           INSTITUTIONAL CLASS SHARES


    The following tables provide selected per share data and ratios for a share outstanding throughout each of the respective periods presented of the DSI Disciplined Value, Limited Maturity Bond and Money Market Portfolios Institutional Class Shares and are part of the Portfolios' Financial Statements included in the Portfolios' 1995 Annual Report to Shareholders which are incorporated by reference into the Portfolios' Statement of Additional Information. The Portfolios' Financial Statements have been examined by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Statement of Additional Information. The following information should be read in conjunction with the Portfolios' 1995 Annual Report to Shareholders. The DSI Balanced Portfolio Institutional Class Shares had not commenced operations as of the date of this Prospectus.


                        DSI DISCIPLINED VALUE PORTFOLIO


                                              DECEMBER
                                                 12,**
                                               1989 TO                           YEARS ENDED OCTOBER 31,
                                           OCTOBER 31,   ------------------------------------------------------------------------
                                                  1990           1991           1992           1993           1994           1995
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period....    $    10.00     $     7.86     $    10.17     $    10.62     $    12.72     $    11.11
                                                ------         ------         ------         ------         ------         ------
Income from Investment Operations
  Net Investment Income.................          0.27           0.26           0.26           0.22           0.22           0.25
  Net Realized and Unrealized Gain
   (Loss)...............................         (2.16)          2.31           0.46           2.09           0.17           1.70
                                                ------         ------         ------         ------         ------         ------
    Total from Investment Operations....         (1.89)          2.57           0.72           2.31           0.39           1.95
                                                ------         ------         ------         ------         ------         ------
Distributions
  Net Investment Income.................         (0.25)         (0.26)         (0.27)         (0.21)          0.22          (0.25)
  Net Realized Gain.....................       --             --             --             --               (1.78)         (1.05)
                                                ------         ------         ------         ------         ------         ------
    Total Distributions.................         (0.25)         (0.26)         (0.27)         (0.21)         (2.00)         (1.30)
                                                ------         ------         ------         ------         ------         ------
Net Asset Value, End of Period..........    $     7.86     $    10.17     $    10.62     $    12.72     $    11.11     $    11.76
                                                ------         ------         ------         ------         ------         ------
                                                ------         ------         ------         ------         ------         ------
Total Return............................        (19.26)%        32.95%          7.15%         21.92%          3.48%         20.12%
                                                ------         ------         ------         ------         ------         ------
                                                ------         ------         ------         ------         ------         ------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)...       $33,388        $41,558        $37,202        $42,170        $49,002        $47,938
Ratio of Expenses to Average Net
 Assets.................................          1.01%*         1.05%          0.99%          1.04%          1.09%          1.00%#
Ratio of Net Investment Income to
 Average Net Assets.....................          3.16%*         2.60%          2.44%          1.88%          2.02%          2.26%
Portfolio Turnover Rate.................            75%            62%            74%           149%           184%           121%


------------
 *Annualized

**Commencement of Operations


 #For the year  ended October 31,  1995, the  Ratio of Expenses  to Average  Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.99%.

                      DSI LIMITED MATURITY BOND PORTFOLIO


                                              DECEMBER
                                                 18,**
                                               1989 TO                           YEARS ENDED OCTOBER 31,
                                           OCTOBER 31,   ------------------------------------------------------------------------
                                                  1990           1991           1992           1993           1994           1995
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period....    $    10.00     $     9.87     $    10.40     $    10.56     $     9.95     $     9.31
                                                ------         ------         ------         ------         ------         ------
Income from Investment Operations
  Net Investment Income.................          0.66           0.77           0.66           0.68           0.56           0.69
  Net Realized and Unrealized Gain
   (Loss)...............................         (0.19)          0.53           0.35          (0.16)         (0.70)          0.17
                                                ------         ------         ------         ------         ------         ------
    Total from Investment Operations....          0.47           1.30           1.01           0.52          (0.14)          0.86
                                                ------         ------         ------         ------         ------         ------
Distributions
  Net Investment Income.................         (0.60)         (0.77)         (0.67)         (0.70)         (0.50)         (0.66)
  Net Realized Gain.....................       --             --               (0.18)         (0.43)       --             --
                                                ------         ------         ------         ------         ------         ------
    Total Distributions.................         (0.60)         (0.77)         (0.85)         (1.13)         (0.50)         (0.66)
                                                ------         ------         ------         ------         ------         ------
Net Asset Value, End of Period..........    $     9.87     $    10.40     $    10.56     $     9.95     $     9.31     $     9.51
                                                ------         ------         ------         ------         ------         ------
                                                ------         ------         ------         ------         ------         ------
Total Return............................          4.89%         13.72%         10.03%          5.22%         (1.39)%         9.58%
                                                ------         ------         ------         ------         ------         ------
                                                ------         ------         ------         ------         ------         ------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)...       $35,583        $34,896        $33,206        $33,724        $30,220        $29,294
Ratio of Expenses to Average Net
 Assets.................................          0.72%*         0.75%          0.72%          0.79%          0.88%          0.88%#
Ratio of Net Investment Income to
 Average Net Assets.....................          8.39%*         7.39%          6.19%          6.50%          5.68%          7.12%
Portfolio Turnover Rate.................           192%           306%           238%           167%           274%           126%


------------
 *Annualized

**Commencement of Operations


 #For the year  ended October 31,  1995, the  Ratio of Expenses  to Average  Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.87%.

                           DSI MONEY MARKET PORTFOLIO


                                              DECEMBER
                                                 28,**
                                               1989 TO                           YEARS ENDED OCTOBER 31,
                                           OCTOBER 31,   ------------------------------------------------------------------------
                                                  1990           1991           1992           1993           1994           1995
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period....    $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                                ------         ------         ------         ------         ------         ------
Income from Investment Operations
  Net Investment Income+................         0.064          0.059          0.035          0.026          0.033          0.530
                                                ------         ------         ------         ------         ------         ------
    Total from Investment Operations....         0.064          0.059          0.035          0.026          0.033          0.530
                                                ------         ------         ------         ------         ------         ------
Distributions
  Net Investment Income.................        (0.064)        (0.059)        (0.035)        (0.026)        (0.033)        (0.530)
                                                ------         ------         ------         ------         ------         ------
    Total Distributions.................        (0.064)        (0.059)        (0.035)        (0.026)        (0.033)        (0.530)
                                                ------         ------         ------         ------         ------         ------
Net Asset Value, End of Period..........    $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                                ------         ------         ------         ------         ------         ------
                                                ------         ------         ------         ------         ------         ------
Total Return............................          6.59%          6.10%          3.66%          2.63%          3.30%          5.48%++
                                                ------         ------         ------         ------         ------         ------
                                                ------         ------         ------         ------         ------         ------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)...      $258,574       $168,490       $182,807       $188,419       $112,085       $124,147
Ratio of Expenses to Average Net
 Assets+................................          0.63%*         0.68%          0.64%          0.58%          0.56%          0.50%#
Ratio of Net Investment Income to
 Average Net Assets+....................          7.62%*         5.98%          3.65%          2.60%          3.07%          5.35%


------------
 *Annualized

**Commencement of Operations


 +Net of voluntary waived fees  of $0.001 per share  for the year ended  October
  31, 1995.



++Total return would have been lower had certain expenses not been waived for the period indicated.



 #For the year  ended October 31,  1995, the  Ratio of Expenses  to Average  Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.49%.

                            PERFORMANCE CALCULATIONS

    From time to time the DSI Money Market Portfolio may advertise or quote its "yield" and "effective yield." The "yield" of the DSI Money Market Portfolio refers to the income generated by an investment in the Portfolio over a seven day period (which period will be stated in the advertisement or quote). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

    The DSI Disciplined Value, Limited Maturity Bond and Balanced Portfolios may also advertise or quote yield data from time to time, however, the yield of these Portfolios is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

    Similarly, each of the Portfolios may advertise or quote total return data. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio during the period are reinvested in Portfolio shares.


    The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.


                             INVESTMENT OBJECTIVES

- DSI DISCIPLINED VALUE PORTFOLIO -- The objective of the DSI Disciplined Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal through diversified equity investments in the Standard & Poor's 500 Composite Price Stock Index (the "S&P 500"). The Portfolio's investment strategy is value-oriented with a disciplined approach to stock selection.

- DSI LIMITED MATURITY BOND PORTFOLIO -- The objective of the DSI Limited Maturity Bond Portfolio is to provide maximum total return consistent with reasonable risk to principal by investing in investment grade fixed income securities. These consist of securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, and various short-term instruments such as commercial paper, Treasury bills, and certificates of deposit. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon interest rate movements. The capital return from the Portfolio will vary according to, among other factors, interest rate changes and the average weighted maturity (duration) of the Portfolio. The Portfolio will ordinarily maintain an average weighted maturity of less than six years.

- DSI MONEY MARKET PORTFOLIO -- The objective of the DSI Money Market Portfolio is to provide maximum current income consistent with the preservation of
  capital  and  liquidity  by  investing   in  investment  grade  money   market
  obligations issued or guaranteed by financial institutions, nonfinancial corporations, and the U.S. Government, as well as repurchase agreements collateralized by such securities. The Portfolio also invests in U.S. dollar denominated short-term obligations of foreign banks, foreign branches of domestic banks and foreign non-financial corporations. It is anticipated that the Portfolio will maintain a constant net asset value of $1.00 and an average weighted maturity of 90 days or less. There can be no assurance, however, that a constant net asset value of $1.00 will be maintained.

- DSI BALANCED PORTFOLIO -- The objective of the DSI Balanced Portfolio is to provide maximum long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of equity, primarily investment grade fixed income and money market securities. At least 25% of the Portfolio's total assets will always be invested in fixed income senior securities including debt securities and preferred stock.

    Each of the Portfolios has distinct investment policies as set forth below.

                              INVESTMENT POLICIES

- DSI DISCIPLINED VALUE PORTFOLIO -- The DSI Disciplined Value Portfolio seeks to achieve its objective by investing primarily in common stocks of companies in the S&P 500. The selection process for the Portfolio focuses upon the stocks of undervalued yet fundamentally sound companies which exhibit improving fundamentals.

    Using screening parameters such as relative price to earnings ratios, relative dividend yields, relative price to book ratios, debt adjusted price to sales ratios, and other financial ratios, the Adviser screens over one thousand stocks to identify potentially undervalued securities. Stocks are also screened by an "earnings per share" revision screen which measures the change in earnings estimate expectations of each stock. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. The Adviser interviews company management and reviews the assessments and opinions of outside analysts and consultants as well as monitors industry trends and technical accumulation/distribution patterns before making the final stock selection.

    The Portfolio maintains a high degree of diversification generally with a representation in all of the S&P 500 economic sectors. As market timing is not an important part of the Adviser's investment strategy, cash reserves will normally represent a small portion of the Portfolio's assets (under 20%). It is the policy of the Portfolio to invest, under normal circumstances, at least 80% of its assets in equity securities. For temporary defensive purposes, however, the Portfolio may reduce its holdings of equity securities and invest up to 100% of its holdings in short-term investments.

    The Adviser anticipates that the majority of the investments in the Portfolio will be in United States-based companies; however, from time to time shares of foreign-based companies may be purchased if they pass the selection process outlined above. Under normal circumstances, foreign securities will not comprise more than 20% of the Portfolio's assets.

- DSI LIMITED MATURITY BOND PORTFOLIO -- The DSI Limited Maturity Bond Portfolio seeks to achieve its objective by investing primarily in investment grade fixed income securities. These consist of securities of the U.S. Government and its agencies or instrumentalities, corporate bonds, municipal bonds, Yankee bonds, mortgage-backed securities, asset-backed securities, commercial paper, variable rate and fixed rate debt securities, which are deemed by the Adviser and the rating agencies cited below to be of investment grade quality. Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB). The Portfolio will only invest in municipal bonds when the expected return is higher than or equivalent to a taxable investment.


    Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality. Mortgage-backed securities differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. Mortgage-backed securities are called "Pass-Through" securities because both interest and principal payments (including pre-payments) are passed through to the holder of the security. When prevailing interest rates rise, the value of a mortgage-backed security may decrease as do other types of debt securities. When prevailing interest rates decline, however, the value of mortgage-backed securities may not rise on a comparable basis with other debt securities because of the prepayment feature. When interest rates decline, additional mortgage prepayments must be reinvested at lower interest rates. Additionally, if a mortgage-backed security is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Certain mortgage-backed securities are referred to as "derivatives."


    It is the Adviser's intention that the Portfolio's investments will be limited to the investment grades described above. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, the retention of the securities is warranted. In addition, the Adviser may invest up to 10% of the Portfolio's assets in fixed income securities rated Ba or B by Moody's or BB or B by S&P (or which, if unrated, are in the Adviser's opinion of comparable quality or better), preferred stocks and convertible securities. In the case of convertible securities, the conversion privilege may be exercised, but the common stocks received will be sold. Securities which are rated Baa or lower by Moody's or BBB or lower by S&P are considered to be more speculative with regard to the payment of interest and principal (according to the terms of the indenture) than securities in the three highest rating categories. Such securities normally carry with them a greater degree of investment risk than securities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P can carry a high degree of credit risk and are considered speculative by the major credit rating agencies. They are sometimes referred to as "junk bonds."



    The chart below indicates the Porfolio's weighted average composition of debt securities graded by S&P for the period from November 1, 1994 to October 31, 1995.



DEBT SECURITIES RATINGS                                             PERCENTAGE OF
(STANDARD & POOR'S)                                                  NET ASSETS
------------------------------------------------------------------  -------------
Government Agencies...............................................      43.88%
AAA...............................................................      18.65%
AA................................................................       0.39%
A.................................................................      19.69%
BBB...............................................................       4.34%
BB................................................................       5.18%
B.................................................................       2.08%



    The weighted average indicated above was calculated on a dollar weighted basis and was computed as at the end of each month from November 1, 1994 to October 31, 1995. The chart does not necessarily indicate what the composition of the Portfolio will be in the current and subsequent fiscal years. For a description of S&P's ratings of fixed income securities, see "APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS" in the Statement of Additional Information.


    The Adviser expects to actively manage the Portfolio in order to meet the investment objective. This will be accomplished by identifying sectors or securities in the market which are inefficiently valued. The Portfolio will maintain an average weighted maturity of less than six years.

    While the Adviser anticipates that the majority of the assets in the Portfolio will be U.S. dollar denominated securities, it reserves the right to purchase debt obligations of foreign governments, agencies, or corporations denominated either in U.S. dollars or foreign currencies. The credit quality standards applied to foreign obligations are the same as those applied to the selection of U.S. based securities.

    It is the policy of the Portfolio to invest, under normal circumstances, at least 80% of its assets in fixed income securities. For temporary defensive purposes, however, the Portfolio may reduce its holdings of fixed income securities and increase, up to 100%, its holdings in short-term investments.

- DSI MONEY MARKET PORTFOLIO -- The DSI Money Market Portfolio seeks to achieve its objective by investing in money market instruments which mature in one year or less. The Portfolio will maintain an average weighted maturity of 90 days or less.

    The Portfolio will invest in the following U.S. dollar-denominated securities: (1) Negotiable certificates of deposit and bankers' acceptances of U.S. banks having total assets in excess of $1 billion; (2) Commercial paper (including variable amount master demand notes) rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P (The Portfolio will not invest more than 5% of its assets in securities rated Prime-2 by Moody's and A-2 by S&P); (3) Short-term corporate obligations rated Aa or better by Moody's or AA or better by S&P; (4) Eurodollar certificates of deposit of approved U.S. Banks. Yankee obligations of foreign-owned U.S. banks and U.S. regulated branches of foreign banks; (5) United States Treasury obligations including bills, notes, bonds, and other debt obligations issued by the United States Treasury. These securities are backed by the full faith and credit of the U.S. Government; (6) Securities issued or guaranteed by agencies and instrumentalities of the U.S. Government. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others. Such "agency" securities may not be backed by the full faith and credit of the U.S. Government; (7) Money Market obligations issued by domestic and foreign corporations rated Aa or better by Moody's or AA or better by S&P; and (8) Repurchase agreements that are collateralized by securities described under "Short-Term Investments."

    In addition, up to 10% of the Portfolio's assets may be invested in illiquid money market securities which include securities that are not freely marketable or which are subject to restrictions on disposition under the Securities Act of 1933.

- DSI BALANCED PORTFOLIO -- The DSI Balanced Portfolio seeks to achieve its objective by investing in a diversified portfolio of equity, primarily investment grade fixed income and money market securities.

    The Portfolio is designed to provide shareholders with a single vehicle with which to participate in the Adviser's equity and fixed income strategies combined with the Adviser's asset allocation decisions.

    The Portfolio's equity portion will consist of common, preferred and convertible preferred stocks, convertible bonds, and rights and warrants.


    The fixed income portion of the Portfolio will consist of securities of the U.S. government and its agencies, corporate bonds, municipal bonds, and mortgage-backed and asset-backed securities. Bonds will also include medium-term notes, debentures, equipment trust certificates and yankees. The Portfolio will invest primarily in investment grade fixed income securities which are those securities rated no lower than investment grade by Moody's (Aaa, Aa, A or Baa) or by S&P (AAA, AA, A or BBB). Bonds rated Baa or BBB possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. The Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judgement, the retention of securities is warranted. The Adviser may invest up to 10% of the Portfolio's assets in fixed income securities rated Ba or B by Moody's or BB or B by S&P or which, if unrated, are in the Adviser's opinion of comparable quality or better. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities, carry a high degree of risk and are considered speculative by the major credit rating agencies. They are sometimes referred to as "junk bonds." It is anticipated that the Portfolio's weighted average composition of debt securities graded by S&P will mirror the composition of the DSI Limited Maturity Bond Portfolio. Please see the chart included in "Investment Policies -- DSI Limited Maturity Bond Portfolio" which details that Portfolio's weighted average composition of debt securities during the fiscal year ended October 31, 1995. The chart does not necessarily indicate what each Portfolio's composition will be in the current and subsequent fiscal years.



    The proportion of the Portfolio's assets invested in equity or fixed income securities will vary as market conditions warrant. Under normal investing conditions, the typical asset mix for the Portfolio is expected to be 60% equities and 40% fixed income securities. However, the percentage of the Portfolio's assets committed to different asset classes may range as follows:
40% to 75% in equities, 25% to 60% in fixed income securities, and 0% to 25% in cash and cash equivalents. The Portfolio will always invest at least 25% of its total assets in fixed income senior securities. The fixed income portion of the Portfolio will ordinarily maintain an average weighted maturity of between 3 and 10 years.


    Equity, fixed income and money market securities are selected using approaches identical to those set forth above under "Investment Policies -- DSI Disciplined Value, Limited Maturity Bond and Money Market Portfolios," respectively.

                           COMMON INVESTMENT POLICIES

    There are a number of investment policies common to each Portfolio.

SHORT-TERM INVESTMENTS

    From time to time, each Portfolio may invest a portion of its assets in the following money market instruments, consistent with the individual Portfolio's investment policies as set forth above. Each Portfolio may invest in:

    (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits will not exceed 10% (15% for the DSI Balanced Portfolio) of the total assets of a Portfolio.
               Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

        A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, and (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio;

    (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

    (3) Short-term corporate obligations rated A or better by Moody's or by S&P;

    (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

    (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

    (6) Repurchase agreements collateralized by securities listed above.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "INVESTMENT COMPANIES.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS

    Each Portfolio of the Fund may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities listed above under "Short-Term Investments". In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (i) the repurchase price if such securities mature in one year or less, or (ii) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for the Fund.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


LENDING OF SECURITIES


    Each Portfolio may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. A Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.



    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted. For additional information regarding the lending of securities, see the Statement of Additional Information.


PORTFOLIO TURNOVER

    Except for the DSI Money Market Portfolio, the Fund's Portfolios will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to length of time held. The Portfolios will not normally engage in short-term trading but reserve the right to do so. It should be understood that the rate of portfolio turnover will depend upon market and other conditions and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. A rate of turnover of 100% would occur, for example, if all the securities held by a Portfolio were replaced within a period of one year.

    High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Portfolios. The DSI Money Market Portfolio is expected to have a high portfolio turnover rate due to the short maturities of the securities purchased. However, this high turnover rate should not increase the Portfolio's costs since brokerage commissions are not normally charged on the purchase or sale of money market instruments. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. As a general rule, net gains are distributed to shareholders and will be taxable at ordinary income tax rates for federal income tax purposes regardless of long- or short-term capital gains status. See "DIVIDENDS, CAPITAL GAINS AND TAXES" for more information on taxation. The tables set forth in "Financial Highlights" present the DSI Disciplined Value and Limited Maturity Bond Portfolios' historical portfolio turnover ratios. It is expected that the annual portfolio turnover rate for the equity portion of the DSI Balanced Portfolio will be 65%. The annual portfolio turnover rate for its fixed income portion will be 150%.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

    Each Portfolio may purchase and sell securities on a "when-issued," "forward delivery" or "delayed settlement" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. "Delayed settlement" is a term used to describe the settlement of a security transaction in the secondary market which will occur sometime in the future. However, no payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although a Portfolio may earn income on securities it has deposited in a segregated account.

    A Portfolio will engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.

FUTURES CONTRACTS AND OPTIONS


    In order to remain fully invested, and to reduce transaction costs, each Portfolio (except the DSI Money Market Portfolio) may utilize appropriate futures contracts and options to a limited extent. These investments are commonly referred to as "derivatives." Specifically, the DSI Limited Maturity Bond Portfolio is authorized to invest in bond futures and options and interest rate futures contracts; the DSI Disciplined Value Portfolio is authorized to invest in stock futures and options; the DSI Balanced Portfolio is authorized to invest in stock and bond futures and options and interest rate futures contracts. For example, in order to remain fully exposed to the movements of the market, while maintaining liquidity to meet potential shareholder redemptions, a Portfolio may invest a portion of its assets in stock, bond or interest rate futures contracts. Because futures contracts only require a small initial margin deposit, a Portfolio would then be able to keep a cash reserve available to meet potential redemptions, while at the same time being effectively fully invested. Also, because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transactions costs.


    In addition, each Portfolio (except for the DSI Money Market Portfolio) may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as margin deposit to secure obligations under such contracts. A Portfolio will engage in futures and options transactions for hedging purposes only.


    The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures and options relating to the stocks or bonds purchased or sold by the Portfolio; and (ii) possible lack of a liquid secondary market for a futures contract or option resulting in the inability to close a futures position which could have an adverse impact on a Portfolio's ability to hedge. In the opinion of the Fund's Directors, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market. For additional information on futures contracts and options, see the Statement of Additional Information.


FOREIGN INVESTMENTS

    Investors should recognize that investing in foreign companies involves special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

    As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which would affect U.S. investments in those countries.

INVESTMENT COMPANIES



    As permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Porfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


    Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of each Portfolio," as defined in the 1940 Act.


                             INVESTMENT LIMITATIONS



    Each Portfolio has adopted certain limitations designed to reduce its exposure to specific situations. Some of these limitations are that a Portfolio will not:



    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);



    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    (c) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;



    (d) acquire any security of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;



    (e) make loans except (i) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% (15% for the DSI Balanced Portfolio) of a Portfolio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;



    (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% (33 1/3% for the DSI Balanced Portfolio) of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; and



    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the DSI Balanced Portfolio) of its total assets at fair market value.



    The investment limitations described here and in the Statement of Additional Information are fundamental policies of the DSI Limited Maturity Bond, DSI Disciplined Value and DSI Money Market Portfolios and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio of the Fund. Only investment limitations (a), (b), (d), (e) and (f) are classified as fundamental policies of the DSI Balanced

Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction.


                             INVESTMENT SUITABILITY

    The DSI Portfolios are designed principally for the investments of high net worth individuals and institutional investors. Each Portfolio is also suitable for individual tax-deferred investment plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers.

                               PURCHASE OF SHARES


    Shares of the Portfolios may be purchased without sales commission, at the net asset value per share next determined after an order is received by the Fund and Federal Funds are received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500 for each Portfolio, with certain exceptions as may be determined from time to time by the officers of the Fund.


INITIAL INVESTMENTS BY MAIL


    An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check payable to "UAM FUNDS, INC.", to:



                                   UAM Funds
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy of the Account Registration Form (manually signed) must be mailed to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110


    The Portfolio(s) to be purchased should be designated on the Account Registration Form. For purchases by check, the Fund is ordinarily credited with Federal Funds within one business day. Thus your purchase of shares by check is ordinarily credited to your account at the net asset value per share of the Portfolio next determined on the next business day after receipt. Please note that purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to eight business days after purchase.

INITIAL INVESTMENTS BY WIRE

    Shares of each Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

        (a) Telephone the Fund's Transfer Agent (toll-free 1-800-638-7983), and provide the account name, address, telephone number, social security or taxpayer identification number, the Portfolio(s) selected, the amount being wired and the name of the bank wiring the funds (Investors with existing accounts should also notify the Fund prior to wiring funds). An account number will then be provided to you:

        (b) Instruct your bank to wire the specified amount to the Fund's Custodian;


                              The Bank of New York


                               New York, NY 10286

                                ABA #0210-0023-8
                             DDA Acct. #000-77-103

                             F/B/O UAM Funds, Inc.

                              Ref: Portfolio Name
                              -------------------
                              Your Account Number
                               ------------------
                               Your Account Name
                              -------------------

        (c) A completed Account Registration Form must be forwarded to the UAM Funds Service Center and the Fund's distributor, UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment $100) by purchasing shares at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, and the Portfolio(s) to be purchased are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


OTHER PURCHASE INFORMATION

    The purchase price of the shares of each Portfolio of the Fund is the net asset value next determined after the order and payment is received. (See "VALUATION OF SHARES.") For the DSI Disciplined Value, DSI Limited Maturity Bond and DSI Balanced Portfolios, an order received prior to the close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. For the DSI Money Market Portfolio, the net asset value is determined at 12:00 (Eastern Time). Therefore, shares purchased in the DSI Money Market Portfolio before 12:00 noon (Eastern
Time) begin earning dividends on the same business day provided Federal Funds are available to the Fund before 12:00 noon (Eastern Time) that day.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of its Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

    Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


    Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.


    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentati on and money.

IN-KIND PURCHASES

    If accepted by the Fund, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued by a Portfolio in exchange for securities, will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included in the Portfolio whose shares are to be issued and current market quotations are readily available for such securities; (2) the investor represents  and  agrees that  all  securities offered  to  be exchanged  are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and (3) the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES


    Shares of each Portfolio of the Fund may be redeemed by mail or telephone, at any time, without cost, at the net asset value per share of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.


BY MAIL

    Each Portfolio will redeem its shares at the net asset value next determined after the request is received in "good order". Your request should be addressed to:


                                   UAM Funds
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    "Good order" means that the request to redeem shares must include the following documentation:

(a) The stock certificates, if issued:

(b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(c) Any required signature guarantees (see "SIGNATURE GUARANTEES" below); and

(d) Other supporting legal documentations, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.


SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and the registered address, and (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


    To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Institutional Class Shares of each DSI Portfolio may be exchanged for Institutional Class Shares of the other DSI Portfolios. Institutional Class Shares of each DSI Portfolio may also be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208- 2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.



    Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.


    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 12:00 noon (Eastern Time) for the DSI Money Market Portfolio, and 4:00 p.m. (Eastern Time) for the other three DSI Portfolios will be processed as of the close of business on the same day. Requests received after these times will be processed at the share price determined at the market close the following business day. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE" above.

    For Federal income tax purposes, an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "REDEMPTION OF SHARES" for a definition of "good order.")


                              VALUATION OF SHARES

    The net asset value of the Fund's Portfolios is determined by dividing the total market value of each Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. For the DSI Disciplined Value and DSI Balanced Portfolios, net asset value per share is determined as of the close of the NYSE on each day that the NYSE is open for business. For the DSI Limited Maturity Bond Portfolio, net asset value per share is determined as of the close of the NYSE (1) on each day that the NYSE is open for business and the Portfolio receives an order to purchase or redeem its shares, and (2) on the last business day the NYSE is open during each week and each month. For the DSI Money Market Portfolio, net asset value per share is determined as of 12:00 noon (Eastern Time) on each day the NYSE is open for business.

    Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over- the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

    In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

    For the purpose of calculating the DSI Money Market Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

    The use of amortized cost and the maintenance of the Portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Portfolio must maintain an average weighted maturity of 90 days or less, purchase only instruments deemed to have remaining maturities of one year or less, and invest only in securities which are determined by the Adviser to present minimal credit risks and which are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Adviser to be of comparable quality.

    The Directors have established procedures reasonably designed to stabilize the net asset value per share for the purposes of sales and redemptions at $1.00. These procedures include periodic review as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value.

    In the event of a deviation of over 1/2 of 1% between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average weighted maturity, exercising puts, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.

    There are various methods of valuing the assets and of paying dividends and distributions from a money market fund. The Portfolio values its assets at amortized cost while also monitoring the available market bid prices, or yield equivalents. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates. The net asset value per share of the Portfolio will ordinarily remain at $1.00 and the Portfolio's daily dividends will vary in amount. There can be no assurance, however, that the Portfolio will maintain a constant net asset value per share of $1.00.

    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    The DSI Money Market Portfolio declares dividends daily and distributes substantially all of its net investment income monthly. The other three DSI Portfolios will normally distribute substantially all of their net investment income to shareholders in the form of quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute such gains with the last dividend for the fiscal year.

    Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, for each Portfolio except the DSI Money Market Portfolio, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    All of each Portfolio's dividend and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    Each Portfolio within the Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and if it qualifies, will not be liable for Federal income taxes to the extent it distributes all of its net investment income and net realized capital gains. Dividends, either in cash or reinvested in shares, paid by a Portfolio from net investment income will be taxable to shareholders as ordinary income. Such dividends paid by the DSI Disciplined Value and DSI Balanced Portfolios will generally qualify in part for the 70% dividends received deduction for corporations, but the portion of the dividends so qualified depends on the ratio of the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources to the total taxable income of the Portfolio, exclusive of long-term capital gains. Such dividends paid by the DSI Limited Maturity Bond and DSI Money Market Portfolios will not qualify for the 70% dividends received deduction for corporations.

    Whether paid in cash or additional shares of a Portfolio and regardless of the length of time the shares in such Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to the Federal tax status of dividends and distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes. Exchanges and redemptions of shares in a Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such exchanges and redemptions.

    Each Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, each Portfolio of the Fund expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in October, November, or December to shareholders of record in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding, or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER


    Dewey Square Investors Corporation, a Delaware corporation formed in 1989 as the successor to the business of the Dewey Square Investors Division of the First National Bank of Boston (which division was established in 1984), is located at One Financial Center, Boston, MA 02111. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had over $3.4 billion in assets under management.


    The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios and a description of their business experience during the past five years are as follows:


    RONALD L. MCCULLOUGH, CFA, MANAGING DIRECTOR -- EQUITY INVESTING, is the senior equity strategist and is responsible for all equity investments. He has 27 years of investment experience. Prior to joining Dewey Square, Mr. McCullough was Senior Portfolio Manager and a member of the Trust Investment Committee at Bank of Boston's Institutional Investment Division. He has a BA from Harvard College and is a member of the Boston Security Analysts Society and the Institute of Chartered Financial Analysts (CFA). Mr. McCullough currently manages the DSI Disciplined Value Portfolio. He has managed the Portfolio since its inception.



    ROBERT S. STEPHENSON, CPA, SENIOR PORTFOLIO MANAGER, EQUITY, is responsible for the analysis of stocks in the following industries: energy, banking, insurance, telecommunications, trucking, brokerage, and appliance. Mr. Stephenson has 24 years of experience in the investment business and was most recently at The Putnam Management Company from 1978 through 1990 where he managed the Putnam Option Trust. Mr. Stephenson joined Dewey Square in 1991. He graduated from Rochester Institute of Technology with a BS degree and earned an MBA from Columbia University. Mr. Stephenson currently manages the DSI
Disciplined Value Portfolio. He assumed responsibility for managing the Portfolio in April of 1993.

    RICHARD M. KANE, CFA, SENIOR PORTFOLIO MANAGER, EQUITY, is part of the team that founded Dewey Square in 1984. Prior to the formation of Dewey Square, he was a Portfolio Manager and a Research Analyst for the Bank of Boston's Institutional Investment Division, which he joined in 1981. He has 16 years of investment experience. He is a member of the Institute of Chartered Financial Analysts and the Boston Security Analysts Society. He holds a BS and an MBA in Finance from the State University of New York at Buffalo. Mr. Kane manages the DSI Balanced Portfolio.



    G.A. DAVID GRAY, MANAGING DIRECTOR -- FIXED INCOME INVESTING, has 30 years of investment experience. Mr. Gray joined Dewey Square in 1994. Previously, he was Senior Vice President and Director of Fixed Income management at The Boston Company which he joined in 1986. Prior to his tenure at The Boston Company, he was Managing Director of Fixed Income at Greenspan O'Neil Associates in New York and in charge of fixed income management at Manufacturers Hanover Trust Company. Mr. Gray is a graduate of Wilfred Laurier University, Waterloo, Ontario, Canada. He has authored several articles on various aspects of bond management. Mr. Gray manages the DSI Limited Maturity Bond, DSI Money Market and the DSI Balanced Portfolios. He has managed the DSI Limited Maturity Bond and DSI Money Market Portfolios since March, 1994.


    Additional members of Dewey Square's team of professionals are:


    PETER M. WHITMAN, JR., PRESIDENT & CHIEF INVESTMENT OFFICER, is part of the team that founded Dewey Square in 1984. He was appointed President in 1988 and was previously Managing Director of Fixed Income, a position he held for seven years. Prior to the formation of Dewey Square, he served as Head of Fixed Income for the Bank of Boston's Institutional Investment Division. He joined the Bank of Boston in 1971 as a Credit Analyst and was appointed head of Fixed Income Research in 1975. He has 28 years of investment experience. Mr. Whitman holds a BA from Harvard College and an MBA from the New York University Graduate School of Business. Mr. Whitman also serves as a Director of the UAM Funds, which are mutual funds managed by various United Asset Management affiliates. He is a member and former Director of the Boston Security Analysts Society and a member and former President of the Boston Economic Club.



    EVA S. DEWITZ, SENIOR PORTFOLIO MANAGER, EQUITY, is part of the team that founded Dewey Square in 1984. Prior to the formation of Dewey Square, she was a Portfolio Manager and Research Analyst for the Bank of Boston's Institutional Investment Division, which she joined in 1970. She has 26 years of investment experience. Ms. Dewitz is a member of the Boston Security Analysts Society. She holds a BA from Smith College and an MBA from Northeastern University.



    LAUREL A. GORMLEY, CFA, PORTFOLIO MANAGER, EQUITY ANALYST, joined Dewey Square in 1985. In addition to her current responsibilities, she has served as Treasurer and Compliance Officer for Dewey Square. Previously, she was employed at the Bank of Boston in the Loan Officer Training Program. She has 11 years of investment experience. She is a member of the Institute of Chartered Financial Analysts and the Boston Security Analysts Society. She holds a BS from Boston College and is presently working towards an MBA at Babson College.



    ROBERT P. CLANCY, SENIOR PORTFOLIO MANAGER, FIXED INCOME, joined Dewey Square in 1994. Prior to that, he was a Vice President at Standish, Ayer & Wood responsible for the management of institutional bond portfolios, synthetic GIC's and quantitative research. Previously, he worked as a Vice President at First Boston Company working primarily with insurance company and structured bond portfolios. Prior to that, Mr. Clancy worked for State Street Bank and John Hancock Mutual Life Insurance Company. He has 17 years of investment experience and is a Fellow of the Society of Actuaries and a recipient of the Halmstad Prize for his research paper on options on bonds. Mr. Clancy holds a BS from Brown University.



    MICHAEL E. SALVAY, SENIOR PORTFOLIO MANAGER, FIXED INCOME, joined Dewey Square in 1988. Prior to that, he worked for the Bank of Boston in the Treasury Division as a Quantitative Analyst. He has 9 years investment experience. Mr. Salvay holds a BA from the University of California at San Diego and an MBA from the Amos Tuck School of Dartmouth College.


    Under Investment Advisory Agreements (the "Agreements") with the Fund, dated as of September 27, 1989 and February 22, 1995, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of each DSI Portfolio of the Fund, manages the investment and reinvestment of the assets of each DSI Portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's DSI Portfolios and to place each Portfolio's purchase and sales orders.

    As compensation for the services rendered by the Adviser under the Agreements, each DSI Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the DSI Portfolios' average daily net assets for the month:


DSI Disciplined Value Portfolio..............  0.75% of the first $500 million.
                                               0.65% in excess of $500 million.
DSI Limited Maturity Bond Portfolio..........  0.45% of the first $500 million.
                                               0.40% of the next $500 million.
                                               0.35% in excess of $1 billion.
DSI Money Market Portfolio...................  0.40% of the first $500 million.
                                               0.35% in excess of $500 million.
DSI Balanced Portfolio.......................  0.45% for the first 12 months of operations;
                                               0.55% for the next 12 months of
                                               operations; and
                                               0.65% thereafter.



    Until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fees with respect to the DSI Money Market Portfolio in order to keep the advisory fees at 0.18% of the Portfolio's average daily net assets. The Fund will not reimburse the Adviser of any advisory fees that are waived on behalf of the Portfolio.



    The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.


                            ADMINISTRATIVE SERVICES


    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement dated as of December 16, 1991. The services provided under this Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to- day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under Federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108-3913. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Fund Administration Agreement, as amended February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.08 of 1% of the aggregate net assets in excess of $1 billion, but less than $3 billion; plus 0.06 of 1% of the aggregate assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which rises from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the DSI Portfolios Institutional Class Shares in this Prospectus. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to stockholders.


                             PORTFOLIO TRANSACTIONS

    The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's DSI Portfolios and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the DSI Portfolios. The Adviser may, however, consistent with the interests of a DSI Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a DSI Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Portfolio and the Adviser's other clients.

    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

    Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund consists of 30 Portfolios. The Board of Directors may create additional Portfolios and classes of shares of the Fund in the future at its discretion.



    The shares of each Portfolio of the Fund are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio and class have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983.



    As of January 31, 1996, Bank of Boston & Co., Boston, MA, held of record 46% of the outstanding shares of the DSI Disciplined Value Portfolio Institutional Class Shares and 52% of the outstanding shares of the DSI Limited Maturity Bond Portfolio Institutional Class Shares for which beneficial ownership is disclaimed or presumed disclaimed and First National Bank of Boston, Canton, MA held of record 97% of the outstanding shares of the DSI Money Market Portfolio Institutional Class Shares for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the Investment Company Act of 1940) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. The Fund will not hold annual meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.


CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*         Director and Executive Vice  President of the  Fund;
1133 Avenue of the          President  of Regis Retirement  Plan Services, since
Americas                    1993; Former  President  of UAM  Fund  Distributors,
New York, NY 10036          Inc.;  Formerly responsible for Defined Contribution
                            Plan  Services  at  a  division  of  the   Equitable
                            Companies, Dreyfus Corporation and Merrill Lynch.
JOHN T. BENNETT, JR.        Director  of the Fund; President of Squam Investment
College Road -- RFD 3       Management Company, Inc. and Great Island Investment
Meredith, NH 03253          Company,  Inc.;  President  of  Bennett   Management
                            Company from 1988 to 1993.
J. EDWARD DAY               Director   of  the  Fund;  Retired  Partner  in  the
5804 Brookside Drive        Washington office of the law firm Squire, Sanders  &
Chevy Chase, MD 20815       Dempsey;    Director,   Medical   Mutual   Liability
                            Insurance Society of Maryland; Formerly, Chairman of
                            The Montgomery County, Maryland, Revenue Authority.
PHILIP D. ENGLISH           Director of the Fund; President and Chief  Executive
16 West Madison Street      Officer of Broventure Company, Inc.; Chairman of the
Baltimore, MD 21201         Board  of Chektec Corporation  and Cyber Scientific,
                            Inc.
WILLIAM A. HUMENUK          Director of the  Fund; Partner  in the  Philadelphia
4000 Bell Atlantic Tower    office  of  the  law firm  Dechert  Price  & Rhoads;
1717 Arch Street            Director, Hofler Corp.
Philadelphia, PA 19103
NORTON H. REAMER,*          Director,  President  and  Chairman  of  the   Fund;
One International Place     President, Chief Executive Officer and a Director of
Boston, MA 02110            United   Asset  Management   Corporation;  Director,
                            Partner  or  Trustee  of  each  of  the   Investment
                            Companies of the Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*      Director of the Fund; President and Chief Investment
One Financial Center        Officer   of  Dewey   Square  Investors  Corporation
Boston, MA 02111            ("DSI") since  1988;  Director and  Chief  Executive
                            Officer   of  H.T.   Investors,  Inc.,   formerly  a
                            subsidiary of DSI.
WILLIAM H. PARK*            Vice President and Assistant Treasurer of the  Fund;
One International Place     Executive Vice President and Chief Financial Officer
Boston, MA 02110            of United Asset Management Corporation.
ROBERT R. FLAHERTY*         Treasurer    of   the   Fund;    Manager   of   Fund
73 Tremont Street           Administration and Compliance  of the  Administrator
Boston, MA 02108            since   March  1995;  formerly   Senior  Manager  of
                            Deloitte & Touche LLP from 1985 to 1995.
KARL O. HARTMANN*           Secretary of  the Fund;  Senior Vice  President  and
73 Tremont Street           General   Counsel  of   Administrator;  Senior  Vice
Boston, MA 02108            President, Secretary and General Counsel of  Leland,
                            O'Brien,  Rubinstein Associates,  Inc. from November
                            1990 to November 1991.
HARVEY M. ROSEN*            Assistant  Secretary  of   the  Fund;  Senior   Vice
73 Tremont Street           President of Administrator.
Boston, MA 02108


--------------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES


ACADIAN ASSET MANAGEMENT, INC.
    Acadian Emerging Markets Portfolio
    Acadian International Equity Portfolio


BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
    BHM&S Total Return Bond Portfolio


CHICAGO ASSET MANAGEMENT COMPANY
    Chicago Asset Management Value/Contrarian Portfolio
    Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
    C&B Balanced Portfolio
    C&B Equity Portfolio

C. S. MCKEE & COMPANY, INC.
    McKee U.S. Government Portfolio
    McKee Domestic Equity Portfolio
    McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
    DSI Disciplined Value Portfolio
    DSI Limited Maturity Bond Portfolio
    DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
    FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
    ICM Equity Portfolio
    ICM Fixed Income Portfolio
    ICM Small Company Portfolio


INVESTMENT RESEARCH COMPANY
    IRC Enhanced Index Portfolio


MURRAY JOHNSTONE INTERNATIONAL LTD.
    MJI International Equity Portfolio


NEWBOLD'S ASSET MANAGEMENT, INC.
    Newbold's Equity Portfolio


NWQ INVESTMENT MANAGEMENT COMPANY
    NWQ Balanced Portfolio
    NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
    Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
    Sirach Fixed Income Portfolio
    Sirach Growth Portfolio
    Sirach Short-Term Reserves Portfolio
    Sirach Special Equity Portfolio
    Sirach Strategic Balanced Portfolio


SPECTRUM ASSET MANAGEMENT, INC.
    SAMI Preferred Stock Income Portfolio
    Enhanced Monthly Income Portfolio


STERLING CAPITAL MANAGEMENT COMPANY
    Sterling Partners' Balanced Portfolio
    Sterling Partners' Equity Portfolio
    Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
    TS&W Equity Portfolio
    TS&W Fixed Income Portfolio
    TS&W International Equity Portfolio

                                   UAM FUNDS



                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   PROSPECTUS
                               FEBRUARY 29, 1996


                               Investment Adviser

                       DEWEY SQUARE INVESTORS CORPORATION

                              One Financial Center
                                Boston, MA 02111
                                 (617) 526-1300
--------------------------------------------------------------------------------

                                  Distributor


                          UAM FUND DISTRIBUTORS, INC.
                              211 Congress Street
                                Boston, MA 02110


                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses.............................................................     2
Prospectus Summary........................................................     3
Financial Highlights......................................................     4
Performance Calculations..................................................     7
Investment Objectives.....................................................     7
Investment Policies.......................................................     8
Common Investment Policies................................................    10
Investment Limitations....................................................    14
Investment Suitability....................................................    15
Purchase of Shares........................................................    15
Redemption of Shares......................................................    17

                                                                            PAGE
                                                                            ----
Shareholder Services......................................................    18
Valuation of Shares.......................................................    19
Dividends, Capital Gains Distributions and Taxes..........................    20
Investment Adviser........................................................    21
Administrative Services...................................................    23
Distributor...............................................................    23
Portfolio Transactions....................................................    24
General Information.......................................................    24
Directors and Officers....................................................    26
UAM Funds -- Institutional Class Shares...................................    27


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------


                       DEWEY SQUARE INVESTORS CORPORATION
      SERVES AS INVESTMENT ADVISER TO THE DSI DISCIPLINED VALUE PORTFOLIO
                       INSTITUTIONAL SERVICE CLASS SHARES

--------------------------------------------------------------------------------


                        PROSPECTUS -- FEBRUARY 29, 1996


INVESTMENT OBJECTIVE


    UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open-end, management investment company known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios"), each of which has a different investment objective and different investment policies. The Portfolio offered by this Prospectus presently offers two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in the Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. (See "SERVICE AND DISTRIBUTION PLANS.") The securities offered hereby are shares of the Service Class Shares of the diversified DSI Disciplined Value Portfolio which is managed by Dewey Square Investors Corporation.


    DSI DISCIPLINED VALUE PORTFOLIO.  The objective of the DSI Disciplined Value
Portfolio   is  to  achieve  maximum  long-term  total  return  consistent  with reasonable risk to principal through diversified equity investments.

    There can be no assurance that the Portfolio will meet its stated objective.

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION  OR ANY  STATE SECURITIES  COMMISSION, NOR  HAS THE
     SECURITIES  AND  EXCHANGE   COMMISSION  OR   ANY  STATE   SECURITIES
       COMMISSION  PASSED UPON  THE ACCURACY OF  THIS PROSPECTUS. ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES



    The following table illustrates the expenses and fees that a Service Class shareholder of the DSI Disciplined Value Portfolio will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.



                        SHAREHOLDER TRANSACTION EXPENSES



                                     DSI DISCIPLINED
                                     VALUE PORTFOLIO
                                      SERVICE CLASS
                                         SHARES
                                     ---------------
Sales Load Imposed on Purchases....       NONE
Sales Load Imposed on Reinvested
 Dividends.........................       NONE
Deferred Sales Load................       NONE
Redemption Fees....................       NONE
Exchange Fees......................       NONE



           ANNUAL FUND OPERATING EXPENSES
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                     DSI DISCIPLINED
                                     VALUE PORTFOLIO
                                      SERVICE CLASS
                                         SHARES
                                     ---------------

Investment Advisory Fees...........       0.75%
Administrative Fee.................       0.16%
12b-1 Fees (Including Shareholder
 Servicing Fees)*..................       0.25%
Other Expenses.....................       0.09%
                                           ---
Total Operating Expenses...........       1.25%+
                                           ---
                                           ---
--------------
*See "SERVICE AND DISTRIBUTION PLANS."
+The  annualized  Total Operating  Expenses excludes
 the effect of expense  offsets. If expense  offsets
 were  included, annualized Total Operating Expenses
 of the  DSI  Disciplined  Value  Portfolio  Service
 Class Shares would be 1.24%.



    The purpose of this table is to assist the investor in understanding the various expenses that a shareholder in the Service Class Shares of the DSI Disciplined Value Portfolio will bear directly or indirectly. The expenses and fees set forth above are based on the operations of the DSI Disciplined Value Portfolio Institutional Class Shares during the fiscal year ended October 31, 1995, except that such information has been restated to reflect 12b-1 fees.



    The following example illustrates the expenses that a Service Class shareholder would pay on a $1,000 investment over various time periods assuming
(1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolio charges no redemption fees of any kind.



                                                                                    1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                                  -----------  -----------  -----------  -----------
DSI Disciplined Value Portfolio Service Class Shares............................   $      13    $      40    $      69    $     151



    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.



NOTE TO EXPENSE TABLE



    The information set forth in the foregoing table and example relates only to Service Class Shares of the Portfolio, which Shares are subject to different total fees and expenses then Institutional Class Shares. Service Organizations may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. (See "SERVICE AND DISTRIBUTION PLANS.")

DSI DISCIPLINED VALUE PORTFOLIO


                               PROSPECTUS SUMMARY

INVESTMENT ADVISER


    Dewey Square Investors Corporation (the "Adviser"), an investment counseling firm founded in 1989, serves as investment adviser to the Fund's four DSI Portfolios including the DSI Disciplined Value Portfolio. The Adviser was formed as the successor to the business of The Dewey Square Investors Division of The First National Bank of Boston which division was established in 1984. The Adviser presently manages over $3.4 billion in assets for institutional clients and high net worth individuals. See "INVESTMENT ADVISER."


HOW TO INVEST


    Service Class Shares of the Portfolio are offered to investors through broker-dealers and other financial institutions ("Service Agents") at net asset value without a sales commission. The minimum initial investment is $500,000 with certain exceptions as may be determined from time to time by the Officers of the Fund. The minimum for subsequent investments is $1,000. See "PURCHASE OF SHARES."


HOW TO REDEEM

    Service Class Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "REDEMPTION OF SHARES."

ADMINISTRATIVE SERVICES


    Chase Global Funds Services Company (the "Administrator"), a subsidiary of The Chase Manhattan Bank, N.A., provides the Fund with administrative, dividend disbursing and transfer agent services. See "ADMINISTRATIVE SERVICES."



RISK FACTORS



    Prospective investors in the Fund should consider the following factors associated with an investment in the Portfolio: (1) The Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS.") (2) The Portfolio may invest in foreign securities. (See "FOREIGN INVESTMENTS.") (3) In general the Portfolio will not trade for short-term profits, however, when circumstances warrant, investments may be sold without regard to the length of time held. High rates of portfolio turnover may result in additional cost and the realization of capital gains. (See "OTHER INVESTMENT POLICIES--PORTFOLIO TURNOVER.") (4) In addition, the Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities, each of which involves special risks. (See "OTHER INVESTMENT POLICIES.") The value of the Portfolio's shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolio invests.

                            PERFORMANCE CALCULATIONS

    The Portfolio may advertise or quote yield data from time to time, however, the yield of the Portfolio is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.


    Similarly, the Portfolio may advertise or quote total return data. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio during the period are reinvested in Portfolio shares. Performance will be calculated separately for Institutional Class and Service Class Shares. Dividends paid by the Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, any distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.


    The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                       INVESTMENT OBJECTIVE AND POLICIES

- DSI DISCIPLINED VALUE PORTFOLIO - The objective of the DSI Disciplined Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal through diversified equity investments in the Standard & Poor's 500 Composite Price Stock Index (the "S&P 500"). The
   Portfolio's investment strategy is value oriented, with a disciplined approach to stock selection.

    The DSI Disciplined Value Portfolio seeks to achieve its objective by investing primarily in common stocks of companies in the S&P 500. The selection process for the Portfolio focuses upon the stocks of undervalued yet fundamentally sound companies which exhibit improving fundamentals.


    Using screening parameters such as relative price/earning ratios, relative dividend yields, relative price to book ratios, debt adjusted price to sales ratios, and other financial ratios, the Adviser screens over one thousand stocks to identify potentially undervalued securities. Stocks are also screened by an "Earnings per share" revision screen which measures the change in earnings estimate expectations of each stock. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. The Adviser interviews company managements and reviews the assessments and opinions of outside analysts and consultants as well as monitors industry trends and technical accumulation/distribution patterns before making the final stock selection.


    The Portfolio maintains a high degree of diversification generally with a representation in all of the S&P 500 economic sectors. As market timing is not an important part of the Adviser's investment strategy, cash reserves will normally represent a small portion of the Portfolio's assets (under 20%). It is the policy of the Portfolio to invest, under normal circumstances, at least 80% of its assets in equity securities. For temporary defensive purposes, however, the Portfolio may reduce its holdings of equity securities and invest up to 100% of its holdings in short-term investments.

    The Adviser anticipates that the majority of the investments in the Portfolio will be in United States-based companies; however, from time to time shares of foreign-based companies may be purchased if they pass the selection process outlined above. Under normal circumstances, foreign securities will not comprise more than 20% of the Portfolio's assets.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    From time to time, the Portfolio may invest a portion of its assets in the following money market instruments, consistent with the Portfolio's investment policies as set forth above. The Portfolio may invest in:

    (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits will not exceed 10% of the total assets of the Portfolio.

        Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

        The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, and (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio;

    (2) Commercial paper rated A-1, A-2 by S&P or Prime-1, Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

    (3) Short-term corporate obligations rated A or better by Moody's or by S&P;

    (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

    (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

    (6) Repurchase agreements collateralized by securities listed above.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "INVESTMENT COMPANIES.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS

    The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities listed above under "Short-Term Investments". In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (i) the repurchase price if such securities mature in one year or less, or (ii) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for the Fund.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


LENDING OF SECURITIES


    The Portfolio may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.



    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted. For additional information regarding the lending of securities, see the Statement of Additional Information.

PORTFOLIO TURNOVER

    The Portfolio will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to length of time held. The Portfolio will not normally engage in short-term trading but reserve the right to do so. It should be understood that the rate of portfolio turnover will depend upon market and other conditions and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. A rate of turnover of 100% would occur, for example, if all the securities held by the Portfolio were replaced within a period of one year.


    High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Portfolio. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. As a general rule, net gains are distributed to shareholders and will be taxable at ordinary income tax rates for federal income tax purposes regardless of long- or short-term capital gains status. See "Dividends, Capital Gains and Taxes" for more information on taxation. The table set forth in "Financial Highlights" present the DSI Disciplined Portfolio's historical portfolio turnover ratios.


WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES


    The Portfolio may purchase and sell securities on a "when-issued," "forward delivery" or "delayed settlement" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. "Delayed settlement" is a term used to describe the settlement of a security transaction in the secondary market which will occur sometime in the future. However, no payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to the transaction. The Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although a Portfolio may earn income on securities it has deposited in a segregated account.


    The Portfolio will engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.

FUTURES CONTRACTS AND OPTIONS


    In order to remain fully invested, and to reduce transaction costs, the Portfolio may utilize appropriate futures contracts and options to a limited extent. These investments are commonly referred to as "derivatives." Specifically, the DSI Disciplined Value Portfolio is authorized to invest in stock futures and options. For example, in order to remain fully exposed to the movements of the market, while maintaining liquidity to meet potential shareholder redemptions, the Portfolio may invest a portion of its assets in stock futures contracts. Because futures contracts only require a small initial margin deposit, the Portfolio would then be able to keep a cash reserve available to meet potential redemptions, while at the same time being effectively fully invested. Also, because transaction costs associated with futures and options may be lower than the costs of investing in stocks directly, it is expected that the use of index futures and options to facilitate cash flows may reduce the Portfolio's overall transactions costs.


    In addition, the Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as margin deposit to secure obligations under such contracts. The Portfolio will engage in futures and options transactions for hedging purposes only.


    The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures and options relating to the stocks purchased or sold by the Portfolio; and (ii) possible lack of a liquid secondary market for a futures contract or option resulting in the inability to close a futures position which could have an adverse impact on the Portfolio's ability to hedge. In the opinion of the Fund's Directors, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market. For additional information on futures contracts and options, see the Statement of Additional Information.

FOREIGN INVESTMENTS

    Investors should recognize that investing in foreign companies involves special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

    As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which would affect U.S. investments in those countries.


INVESTMENT COMPANIES



    As permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of the Portfolio," as defined in the 1940 Act.



                             INVESTMENT LIMITATIONS



    The Portfolio has adopted certain limitations designed to reduce its exposure to specific situations. Some of these limitations are that the Portfolio will not:



    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof);



    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    (c) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;



    (d) acquire any security of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position;



    (e) make  loans  except  (i)  by  purchasing  bonds,  debentures  or similar obligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of the Portfolio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;



    (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; and



    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.



    The investment limitations described here and in the Statement of Additional Information are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.


                             INVESTMENT SUITABILITY


    The DSI Disciplined Value Portfolio is designed principally for the investments of high net worth individuals and institutional investors. The
Portfolio is also suitable for individual tax-deferred investment plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers.


                               PURCHASE OF SHARES


    Shares may be purchased through any Service Agent having selling or service agreements with UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund or the designated Service Agent. (See "SERVICE AND DISTRIBUTION PLANS" and "VALUATION OF SHARES.") The minimum initial investment required is $500,000, with certain exceptions as may be determined from time to time by the Officers of the Fund. The Portfolio issues two classes of shares:
Institutional Class and Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses, may in the future bear distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. See ("EXCHANGE PRIVILEGE.") The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.



    Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. These may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.



    If you buy shares of a Portfolio through a Service Agent, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. (Eastern Time) and transmit it to the Fund's Transfer Agent, Chase Global Funds Services Company, (prior to the close of the Transfer Agent's business day) and the Distributor to receive that day's offering price with proper payment to the Fund to follow. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS BY MAIL


    An account also may be opened with the assistance of your Service Agent by completing and signing an Account Registration Form, and forwarding it, together with a check payable to "UAM FUNDS, INC.", through your Service Agent to:



                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy of the Account Registration Form (manually signed) must be mailed to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110


    For purchases by check, the Fund is ordinarily credited with Federal Funds within one business day. Thus your purchase of shares by check is ordinarily credited to your account at the net asset value per share of the Portfolio next determined on the next business day after receipt. Please note that purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to eight business days after purchase.

INITIAL INVESTMENTS BY WIRE


    Shares may also be purchased by wiring Federal Funds to the Fund's custodian bank, The Bank of New York (the "Custodian Bank"), (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:



    (a) Your Service Agent should telephone the Fund's Transfer Agent (toll-free 1-800-638-7983), and provide the account name, address, telephone number, social security or taxpayer identification number, the name of the Portfolio (Service Class Shares), the amount being wired and the name of the bank wiring the funds (Investors with existing accounts should also notify the Fund prior to wiring funds). An account number will then be provided to you:


    (b) Instruct your bank to wire the specified amount to the Custodian Bank;


                                 The Bank of New York
                                  New York, NY 10286
                                   ABA #0210-0023-8
                                 DDA Acct. #000-77-103
                                 F/B/O UAM Funds, Inc.
              Ref: DSI Disciplined Value Portfolio (Service Class Shares)
                        Your Account Number ___________________
                         Your Account Name ___________________


    (c) A completed Account Registration Form must be forwarded to the Fund and the Distributor at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment $1,000) by purchasing shares at net asset value through your Service Agent or by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, Class of Shares, and the name of the Portfolio(s) of which shares are to be purchased are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


OTHER PURCHASE INFORMATION


    Non-securities dealer Service Agents may receive transaction fees that are the same as distribution fees paid to dealers.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares or reject purchase orders of each Class or Portfolio when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

IN-KIND PURCHASES


    If accepted by the Fund, shares may be purchased in exchange for securities which are eligible for acquisition by the Portfolio as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued in exchange for securities, will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.


    The Fund will not accept securities in exchange for shares of the Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included in the Portfolio whose shares are to be issued and current market quotations are readily available for such securities; (2) the investor represents  and  agrees that  all  securities offered  to  be exchanged  are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and (3) the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES


    Shares may be redeemed by mail or telephone, at any time, without cost, at their net asset value per share next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.


BY MAIL

    Shares will be redeemed at the net asset value next determined after the request is received in "good order". Your request should be addressed to:


                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798



or to your Service Agent.


    "Good order" means that the request to redeem shares must include the following documentation:

    (a) The stock certificates, if issued;

    (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any  required signature  guarantees (see  "SIGNATURE GUARANTEES" below);
        and

    (d) Other supporting legal documentations, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.

SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and the registered address, and (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


    To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission").

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                         SERVICE AND DISTRIBUTION PLANS


    Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Service Agent directly or through the Distributor. The Fund reimburses the Distributor or a Service Agent, as the case may be, for payments made at an annual rate of up to .25 of 1% of the average daily value of Service Class Shares owned by clients of such Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the

Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund Service Class Shares as the Commission construes such term under Rule 12b-1. The fees payable for Servicing are payable without regard to actual expenses incurred, subject to adjustment of the fee prospectively to reflect actual expenses.



    Servicing may include, among other things, one or more of the following rendered with respect to Service Class Shares or shareholders: answering client inquiries regarding the Fund; assisting clients in changing dividend options, account designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and record; processing purchase and redemption transactions; investing client cash account balances automatically in Fund Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arranging for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.



    The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will be engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the Servicing of such shareholders would be sought.


    The Distributor promotes the distribution of the Service Class Shares of the Fund in accordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

    The Distribution Plan and the Service Plan (together, the "Plans") were approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b-1 Directors"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Directors, or by the vote of a majority of the outstanding voting securities of the Service Class Shares.


    While the Plans continue in effect, the selection of the 12b-1 Directors is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed 0.75% per annum of that Portfolio's net assets. The Board has currently limited payments under the Plans to 0.50% per annum of a Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making any payments under the Distribution Plan. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Service Class Shares and for the printing of prospectuses sent to prospective purchasers of the Service Class Shares of the Portfolio.


    Although the Plans may be amended by the Board of Directors, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the class involved. The total amounts paid with respect to a class of shares of a Portfolio under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Directors quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.


    In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation ("UAM"), the parent company of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolios.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Service Class Shares of the Disciplined Value Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.)
Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.



    Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.



    Exchange requests may be made by mail, telephone or through a Service Agent. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 12:00 noon (Eastern Time) for the DSI Money Market Portfolio, and 4:00 p.m. (Eastern Time) for the other two DSI Portfolios will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor the
Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telecopied instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE" above.



    For Federal income tax purposes, an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.


TRANSFER OF REGISTRATION


    You may transfer the registration of your Fund shares to another person by writing to UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "REDEMPTION OF SHARES" for a definition of "good order.")


                              VALUATION OF SHARES

    The net asset value of the Shares is determined by dividing the total market value of the underlying Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Class. The net asset value per share is determined as of the close of the NYSE on each day that the NYSE is open for business (currently 4:00 p.m. Eastern Time). The per share net asset value of the Service Class Shares may be lower than the per share net asset value of the Institutional Class Shares reflecting the daily expense accruals of the shareholder servicing fee and any distribution and transfer agency fees applicable to the Service Class Shares.

    Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily.

    In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    The Portfolios will normally distribute substantially all of its net investment income to shareholders of both of its Classes in the form of quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains with the last dividend for the fiscal year. The per share dividends and distributions on Service Class Shares generally will be lower than the per share dividends and distributions on Institutional Class Shares as a result of the shareholder servicing, distribution and any transfer agency fees applicable to the Service Class Shares.

    Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, for the Portfolio, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.


    The Portfolio's dividend and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.


FEDERAL TAXES

    The Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and if it qualifies, will not be liable for Federal income taxes to the extent it distributes all of its net investment income and net realized capital gains. Dividends, either in cash or reinvested in shares, paid by the Portfolio from net investment income will be taxable to shareholders as ordinary income. Such dividends paid by the DSI Disciplined Value Portfolio will generally qualify in part for the 70% dividends received deduction for corporations, but the portion of the dividends so qualified depends on the ratio of the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.)
sources to the total taxable income of the Portfolio, exclusive of long-term capital gains.

    Whether paid in cash or additional shares of a Portfolio and regardless of the length of time the shares in such Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to the Federal tax status of dividends and distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    Exchanges and redemptions of shares in the Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such exchanges and redemptions.


    The Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, the Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in October, November, or December to shareholders of record in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.


    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding, or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER


    The investment adviser to the Portfolio, Dewey Square Investors Corporation, is a Delaware corporation formed in 1989 as the successor to the business of the Dewey Square Investors Division of the First National Bank of Boston which division was established in 1984, and is located at One Financial Center, Boston, MA 02111. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had over $3.4 billion in assets under management.


    The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolio and a description of their business experience are as follows:


    RONALD L. MCCULLOUGH, CFA, MANAGING DIRECTOR - EQUITY INVESTING, is the senior equity strategist and is responsible for all equity investments. He has 27 years of investment experience. Prior to joining Dewey Square, Mr. McCullough was Senior Portfolio Manager and a member of the Trust Investment Committee at Bank of Boston's Institutional Investment Division. He has a BA from Harvard College and is a member of the Boston Security Analysts Society and the Institute of Chartered Financial Analysts (CFA). Mr. McCullough has managed the Portfolio since its inception.



    ROBERT S. STEPHENSON, CPA, SENIOR EQUITY PORTFOLIO MANAGER, is responsible for the analysis of stocks in the following industries: energy, banking, insurance, telecommunications, trucking, brokerage, and appliance. Mr. Stephenson has 24 years of experience in the investment business and was most recently at The Putnam Management Company from 1978 through 1990 where he managed the Putnam Option Trust. Mr. Stephenson joined Dewey Square in 1991. He graduated from Rochester Institute of Technology with a BS degree and earned an MBA from Columbia University. Mr. Stephenson assumed responsibility for managing the Portfolio in April of 1993.



    Additional members of Dewey Square Investors Corporation team of equity professionals are:



    PETER M. WHITMAN, JR., PRESIDENT & CHIEF INVESTMENT OFFICER, is part of the team that founded Dewey Square in 1984. He was appointed President in 1988 and was previously Managing Director of Fixed Income, a position he held for seven years. Prior to the formation of Dewey Square, he served as Head of Fixed Income for the Bank of Boston's Institutional Investment Division. He joined the Bank of Boston in 1971 as a Credit Analyst and was appointed Head of Fixed Income Research in 1975. He has 28 years of investment experience. Mr. Whitman holds a BA from Harvard College and an MBA from the New York University Graduate School of Business. Mr. Whitman also serves as a Director of the UAM Funds, which are mutual funds managed by various United Asset Management affiliates. He is a member and former Director of the Boston Securities Analyst Society and Member and former President of the Boston Economic Club.



    EVA S. DEWITZ, SENIOR PORTFOLIO MANAGER, EQUITY, is part of the team that founded Dewey Square in 1984. Prior to the formation of Dewey Square, she was a Portfolio Manager and Research Analyst for the Bank of Boston's Institutional Investment Division, which she joined in 1970. She has 26 years of investment experience. Ms. Dewitz is a member of the Boston Security Analysts Society. She holds a BA from Smith College and an MBA from Northeastern University Graduate School of Business Administration.



    RICHARD M. KANE, CFA, SENIOR PORTFOLIO MANAGER, EQUITY, is part of the team that founded Dewey Square in 1984. Prior to the formation of Dewey Square, he was a Portfolio Manager and a Research Analyst for the Bank of Boston's Institutional Investment Division, which he joined in 1981. He has 16 years of investment experience. Richard is a member of the Institute of Chartered Financial Analysts and the Boston Security Analysts Society. He holds a BS and an MBA in Finance from the State University of New York at Buffalo.



    LAUREL A. GORMLEY, CFA, PORTFOLIO MANAGER, joined Dewey Square in 1985. In addition to her current responsibilities, she has served as Treasurer and Compliance Officer for Dewey Square. Previously she was employed at the Bank of Boston in the Loan Officer Training Program. She has 11 years of investment experience. Ms. Gormley is a member of the Institute of Chartered Financial Analysts and the Boston Security Analyst Society. She holds a BS from Boston College and is presently working towards an MBA at Babson College.



    Under an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, dated as of September 27, 1989, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of the Fund, manages the investment and reinvestment of the assets of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolio and to place the Portfolio's purchase and sales orders.

    As compensation for the services rendered by the Adviser under the Advisory Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

DSI Disciplined Value Portfolio....  .750% of the first $500 million.
                                     .650% in excess of $500 million.


                            ADMINISTRATIVE SERVICES



    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and the Portfolio with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement (the "Administration Agreement") dated as of December 16, 1991. The services provided under this Administration Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to- day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under Federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108-3913. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Administration Agreement, as amended February 1, 1994, the Fund will pay Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.08 of 1% of the aggregate net assets in excess of $1 billion, but less than $3 billion; plus 0.06 of 1% of the aggregate assets in excess of $3 billion. The fees are allocated on the basis of its relative assets and are subject to a graduated minimum fee schedule, which rises from $2,000 per month upon inception of the portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation with its principal office at 211 Congress Street, Boston, MA 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement (except as described under "Service and Distribution Plans" above). The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to stockholders.


                             PORTFOLIO TRANSACTIONS

    The Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through intermediary brokers or dealers that market shares of the Fund. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

    Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund consists of 30 Portfolios. The Directors of the Fund may create additional Portfolios and Classes of shares of the Fund in the future at their discretion.



    The shares of the Portfolio and Class are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of the Portfolio and Class have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of the Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and may bear expenses related to the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983.



    As of January 31, 1996, Bank of Boston & Co., Boston, MA, held of record 46% of the outstanding shares of the DSI Disciplined Value Portfolio Institutional Class Shares for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. The Fund will not hold annual meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.


CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS


    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.


REPORTS


    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.


SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*          Director and  Executive Vice  President of  the Fund;  President  of
1133 Avenue of the Americas  Regis  Retirement Plan Services since  1993; Former President of UAM
New York, NY 10036           Fund  Distributors,   Inc.;   Formerly   responsible   for   Defined
                             Contribution Plan Services at a division of the Equitable Companies,
                             Dreyfus Corporation and Merrill Lynch.

JOHN T. BENNETT, JR.         Director  of  the  Fund; President  of  Squam  Investment Management
College Road -- RFD 3        Company Inc. and Great Island Management Company Inc.; President  of
Meredith, NH 03253           Bennett Management Company from 1988 to 1993.

J. EDWARD DAY                Director  of the Fund;  Retired Partner in  the Washington office of
5804 Brookside Drive         the law firm  Squire, Sanders  & Dempsey;  Director, Medical  Mutual
Chevy Chase, MD 20815        Liability   Insurance  Society   of  Maryland;   Formerly,  Chairman
                             Montgomery County, Maryland, Revenue Authority.

PHILIP D. ENGLISH            Director of  the  Fund; President  and  Chief Executive  Officer  of
16 West Madison Street       Broventure   Company,  Inc.;  Chairman  of   the  Board  of  Chektec
Baltimore, MD 21201          Corporation and Cyber Scientific, Inc.

WILLIAM A. HUMENUK           Director of the Fund; Partner in the Philadelphia office of the  law
4000 Bell Atlantic Tower     firm Dechert Price & Rhoads; Director, Hofler Corp.
1717 Arch Street
Philadelphia, PA 19103

NORTON H. REAMER*            Director, President and Chairman of the Fund; President and Director
One International Place      of United Asset Management Corporation; Director, Partner or Trustee
Boston, MA 02110             of  each of  the Investment  Companies of  the Eaton  Vance Group of
                             Mutual Funds.

PETER M. WHITMAN, JR.*       Director of  the Fund;  President and  Chief Investment  Officer  of
One Financial Center         Dewey  Square Investors Corporation ("DSI") since 1988; Director and
Boston, MA 02111             Chief  Executive  Officer  of  H.T.  Investors,  Inc.,  formerly   a
                             subsidiary of DSI.

WILLIAM H. PARK*             Vice  President and Assistant Treasurer  of the Fund; Executive Vice
One International Place      President and  Chief Financial  Officer of  United Asset  Management
Boston, MA 02110             Corporation.

ROBERT R. FLAHERTY*          Treasurer of the Fund; Manager of Fund Administration and Compliance
73 Tremont Street            of  the Administrator since  March 1995; formerly  Senior Manager of
Boston, MA 02108             Deloitte & Touche LLP from 1985 to 1995.

KARL O. HARTMANN*            Secretary of the Fund; Senior Vice President and General Counsel  of
73 Tremont Street            Administrator;  Senior Vice President, Secretary and General Counsel
Boston, MA 02108             of Leland, O'Brien, Rubinstein Associates, Inc., from November  1990 to November 1991.

HARVEY M. ROSEN*             Assistant   Secretary  of   the  Fund;  Senior   Vice  President  of
73 Tremont Street            Administrator.
Boston, MA 02108


--------------

*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                                   UAM FUNDS



                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   PROSPECTUS
                            DATED FEBRUARY 29, 1996
                               Investment Adviser
                       DEWEY SQUARE INVESTORS CORPORATION
                              One Financial Center
                                Boston, MA 02111
                                 (617) 526-1300

--------------------------------------------------------------------------------


                                  Distributor
                          UAM FUND DISTRIBUTORS, INC.
                              211 Congress Street
                                Boston, MA 02110


                               TABLE OF CONTENTS

                                                      PAGE
                                                    ---------
Fund Expenses.....................................      2
Prospectus Summary................................      3
Risk Factors......................................      3
Performance Calculations..........................      4
Investment Objective and Policies.................      4
Other Investment Policies.........................      5
Investment Limitations............................      8
Investment Suitability............................      9
Purchase of Shares................................      9
Redemption of Shares..............................     11
Service and Distribution Plans....................     12

                                                      PAGE
                                                    ---------
Shareholder Services..............................     14
Valuation of Shares...............................     14
Dividends, Capital Gains Distributions and
 Taxes............................................     15
Investment Adviser................................     16
Administrative Services...........................     17
Distributor.......................................     17
Portfolio Transactions............................     17
General Information...............................     18
Directors and Officers............................     19


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    PART B


                                 UAM FUNDS
                               DSI PORTFOLIOS
                     STATEMENT OF ADDITIONAL INFORMATION
                             FEBRUARY 28, 1996


This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the DSI Portfolios Institutional Class Shares dated February 28, 1996 and the Prospectus relating to the DSI Disciplined Value Portfolio Institutional Service Class Shares (the "Service Class Shares") dated February 28, 1996.
To obtain a Prospectus, please call the UAM Funds Service Center:


                               1-800-638-7983


                              TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Investment Objectives and Policies........................................   2
Purchase of Shares .......................................................   8
Redemption of Shares .....................................................   8
Shareholder Services .....................................................   9
Investment Limitations ...................................................  10
Management of the Fund ...................................................  11
Investment Adviser .......................................................  12
Service and Distribution Plans............................................  14
Portfolio Transactions....................................................  15
Administrative Services...................................................  16
Performance Calculations..................................................  16
General Information.......................................................  20
Financial Statements......................................................  21
Appendix - Description of Securities and Ratings..........................  A-1

                      INVESTMENT OBJECTIVES AND POLICIES

   The following policies supplement the investment objectives and policies of the DSI Disciplined Value, DSI Limited Maturity Bond, DSI Balanced and DSI Money Market Portfolios (the "Portfolios") as set forth in the DSI Portfolios' Prospectuses:

SECURITIES LENDING

   Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

   At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. Each Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   The U.S. dollar value of the assets of the Portfolios (except the DSI Money Market Portfolio) may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

   The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   Additionally, when Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Portfolio may enter into forward contracts to protect the value of portfolio securities and enhance Portfolio performance. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio securities or other assets denominated in that currency.

   Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's Custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid high grade assets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid high grade assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts.

   The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract.
Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

   If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   Each of the Portfolios' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

   Each Portfolio (except the DSI Money Market Portfolio) may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

   Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

   Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

   Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

   Regulations of the CFTC applicable to the Fund require that all of the futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

   Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

   A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

    A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

   Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

   Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

   The Portfolios (except the DSI Money Market Portfolio) may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS

   The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

   Each Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS

   The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

   The Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

   Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

   Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   Each Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with the Custodian.

   Each Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralized the option by maintaining in a segregated account with the Custodian, cash or U.S. Government securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

   Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

   In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

   Except for transactions the Portfolios have identified as hedging transactions, each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short- term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

   In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of each Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

   Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

                              PURCHASE OF SHARES

   Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 with certain exceptions as may be determined from time to time by officers of the Fund. For each of the DSI Portfolios (except the DSI Money Market Portfolio), an order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. For the DSI Money Market Portfolio, the net asset value is determined at 12:00 (Eastern Time). Therefore, shares purchased in the DSI Money Market Portfolio before 12:00 noon (Eastern Time) begin earning dividends on the same business day provided Federal funds are available to the Fund before 12:00 noon (Eastern Time) that day. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

   Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

   Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the

Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

   No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

   SIGNATURE GUARANTEES - To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

   Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

   The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                               SHAREHOLDER SERVICES

   The following supplements the shareholder services information set forth in the DSI Portfolios' Prospectuses:

EXCHANGE PRIVILEGE

   Institutional Class Shares of each DSI Portfolio may be exchanged for Institutional Class Shares of the other DSI Portfolios. In addition, Institutional Class Shares of each DSI Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the DSI Portfolios - Institutional Class Shares Prospectus.) Service Class Shares of the DSI Disciplined Value Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

   Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

   Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 12:00 noon (Eastern Time) for the DSI Money Market Portfolio, and 4:00 p.m. (Eastern Time) for the other DSI Portfolios will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

    For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

   Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                           INVESTMENT LIMITATIONS

   Each DSI Portfolio of the Fund is subject to the following restrictions which are fundamental policies of the DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Only investment limitations (1), (2), (3) and
(10) are classified as fundamental policies of the DSI Balanced Portfolio. Each Portfolio will not:

   (1) invest in commodities except that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

   (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

   (4)   purchase on margin or sell short except as specified in (1) above;

   (5) purchase more than 10% of the outstanding voting securities of any issuer;

   (6) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

   (7) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (8) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% (33 1/3% for the DSI Balanced Portfolio) of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

   (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the DSI Balanced Portfolio) of its total assets at fair market value;

   (10) underwrite the securities of other issuers or invest more than an aggregate of 10% (33 1/3% for the DSI Balanced Portfolio) of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

   (11) invest for the purpose of exercising control over management of any company;

   (12) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

   (13) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

   (14) write or acquire options or interest in oil, gas or other mineral exploration or development programs.


                              MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

   The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the DSI Portfolios' Prospectus. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

    The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

        (1)                  (2)                         (3)                      (4)                             (5)

                                                       Pension or                                          Total Compensation
                          Aggregate                 Retirement Benefits         Estimated Annual           from Registrant and
  Name of Person,        Compensation               Accrued as Part of           Benefits Upon              Fund Complex Paid
     Position           From Registrant               Fund Expenses                Retirement                 to Directors

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

John T. Bennett, Jr.
Director                   $24,435                          0                         0                          $26,750

J. Edward Day
Director                   $24,435                          0                         0                          $26,750


Philip D. English
Director                   $24,435                          0                         0                          $26,750


William A. Humenuk
Director                   $24,435                          0                         0                          $26,750


PRINCIPAL HOLDERS OF SECURITIES

   As of January 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

   DSI DISCIPLINED VALUE PORTFOLIO INSTITUTIONAL CLASS SHARES: Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 46%*; Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 9%* and Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 5%*.

   DSI LIMITED MATURITY PORTFOLIO INSTITUTIONAL CLASS SHARES: Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 52%*; Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 7%* and Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 5%*.

   DSI MONEY MARKET PORTFOLIO INSTITUTIONAL CLASS SHARES: First National Bank of Boston, Custodian for Various Accounts, 150 Royall Street, Canton, MA, 97%*.

   The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

__________

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.


                                INVESTMENT ADVISER

CONTROL OF ADVISER

   Dewey Square Investors Corporation (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

   The Adviser's equity portfolio management approach is "value-oriented" and makes use of a proprietary screen to rank a universe of 1,000 stocks according to relative attractiveness. The Adviser's philosophy is derived from a belief that low P/E, high yield portfolios will generate superior results over time. Portfolios are built from the "bottom-up," stock-by-stock, subject to a disciplined diversification process which is intended to avoid becoming overly concentrated in any one segment of the market. The objective is to provide more consistent and less volatile performance than other typical value managers.

   The Adviser's fixed income philosophy is based on the premise that investing for yield will produce superior results over the long term. Therefore, the fixed income portfolio is constructed primarily of corporate bonds, mortgage pass-throughs and other high yielding sectors of the investment grade bond market. Modest amounts of less than investment grade issues are used for yield and diversification. The portfolio is built with an emphasis on: higher yield relative to the benchmark in order to provide superior investment return; investment grade securities to provide safety of principal and stability; limited interest rate anticipation to control market risk; and broad diversification by sector and subsector to control portfolio risk.

REPRESENTATIVE INSTITUTIONAL CLIENTS

   As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: American Airlines, Raytheon Corp., Bank of Boston, Guy Gannett Publishing and Reed & Barton.

   It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

ADVISORY FEES

   As compensation for services rendered by the Adviser under the Investment Advisory Agreement, each DSI Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the DSI Portfolio's average daily net assets for the month:

                                            RATE
   DSI Balanced Portfolio.................  .45% for the first 12 months of operation
                                            .55% for the next 12 months of operations and
                                            .65% thereafter

   DSI Disciplined Value Portfolio........ .750% of the first $500 million
                                           .650% in excess of $500 million

   DSI Limited Maturity Bond Portfolio.... .450% of the first $500 million
                                           .400% of the next $500 million
                                           .350% in excess of $1 billion
   DSI Money Market Portfolio............. .400% of the first $500 million
                                           .350% in excess of $500 million



   For the years ended October 31, 1993, 1994 and 1995, the DSI Disciplined Value Portfolio paid advisory fees of approximately $293,000, $328,000 and $362,000, respectively, to the Adviser.

   For the years ended October 31, 1993, 1994 and 1995, the DSI Limited Maturity Bond Portfolio paid advisory fees of approximately $150,000, $140,000 and $132,000, respectively, to the Adviser.

   For the years ended October 31, 1993, 1994 and 1995, the DSI Money Market Portfolio paid advisory fees of approximately $674,000, $719,000 and $393,000, respectively, to the Adviser. During the fiscal year ended October 31, 1995, the Adviser voluntarily waived advisory fees of approximately $82,000.

   As of October 31, 1995, the DSI Balanced Portfolio had not yet commenced operations.

                         SERVICE AND DISTRIBUTION PLANS

   As stated in the DSI Disciplined Value Portfolio's Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Organizations"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Organization for the benefit of its Customers. Such services include:

   (a) acting as the sole shareholder of record and nominee for beneficial owners;

   (b) maintaining account record for such beneficial owners of the Fund's shares;

   (c)   opening and closing accounts;

   (d) answering questions and handling correspondence from shareholders about their accounts;

   (e) processing shareholder orders to purchase, redeem and exchange shares;

   (f) handling the transmission of funds representing the purchase price or redemption proceeds;

   (g) issuing confirmations for transactions in the Fund's shares by shareholders;

   (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

   (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

   (j) providing account maintenance and accounting support for all transactions; and

   (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Organization, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

   Each agreement with a Service Organization is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Organizations and the purposes for which the expenditures were made. In addition, arrangements with Service Organizations must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

   The Board of Directors has approved the arrangements with Service Organizations based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Organizations must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). So long as the arrangements with Service Organizations are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

   Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

   The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

   The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

   All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

   The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plan, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. The DSI Portfolios Service Class Shares have not been offered prior to the date of this Statement.

   Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                       PORTFOLIO TRANSACTIONS

   The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's

Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

   Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                          ADMINISTRATIVE SERVICES

   In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the DSI Money Market, the DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios totaled $207,000, $58,000 and $62,000, respectively. The basis of the fees paid the Administrator for the 1993 fiscal year was as follows: the Fund paid monthly fees for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal years ended October 31, 1994 and, October 31, 1995, administrative services fees paid to the Administrator by the DSI Disciplined Value, DSI Limited Maturity Bond and DSI Money Market Portfolios totaled approximately $69,000 and $78,000, $69,000 and $87,000 and $204,000 and
$134,000, respectively. As of October 31, 1995, the DSI Balanced Portfolio had not yet commenced operations. The services provided by the Administrator and the basis of the fees payable to the Administrator for the 1994 and 1995 fiscal years are described in the Portfolios' Prospectuses.

                          PERFORMANCE CALCULATIONS

PERFORMANCE

   The Fund may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolios.

   Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Fund to compute or express performance follows.

TOTAL RETURN

   The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the DSI Disciplined Value Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

   The average annual total rates of return for the Institutional Class Shares of the DSI Portfolios from inception to October 31, 1995 and for the one-year and five-year periods ended on the date of the Financial Statements included herein are as follows:



                                                                                 Since Inception
                                                                                   Through Year
                                       One Year Ended     Five Years Ended            Ended                 Inception
                                      October 31, 1995    October 31, 1995        October 31, 1995            Date
                                      ----------------    ----------------       -----------------          ---------
DSI Disciplined Value Portfolio            20.12%             16.64%                    9.90%               12/12/89

DSI Limited Maturity Bond Portfolio         9.58%              7.30%                    7.05%               12/12/89

DSI Money Market Portfolio                  5.48%              4.23%                    4.74%               12/12/89


   These figures are calculated according to the following formula:

            n
   P (1 + T)  =  ERV

where:

   P    = a hypothetical initial payment of $1,000
   T    = average annual total return
   n    = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at periods at, or 10 year periods
          (or fractional portion thereof).

   Institutional Class Shares of the DSI Balanced Portfolio and Institutional Service Class Shares of the DSI Disciplined Value Portfolio were not offered as of October 31, 1995. Accordingly, no total return figures are available.

YIELD

   Current yield reflects the income per share earned by a Portfolio's investments. Since Service Class Shares of the DSI Disciplined Value Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

   Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Institutional Class Shares of the DSI Limited Maturity Bond Portfolio for the 30-day period ended on October 31, 1995 was 7.29%.

   This figure is obtained using the following formula:

                          6
   Yield = 2 [ (a - b + 1)  - 1]
                -----
                 cd
where:

   a  = dividends and interest earned during the period

   b  = expenses accrued for the period (net of reimbursements)

   c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

   d = the maximum offering price per share on the last day of the period.

CALCULATION OF YIELD (DSI MONEY MARKET PORTFOLIO)

   The current yield of the DSI Money Market Portfolio is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

   The current and effective yield calculation for the DSI Money Market Portfolio Institutional Class Shares for the 7 day base period ended October 31, 1995 are 5.93% and 6.11%, respectively.

COMPARISONS

   To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

   (a) Donoghue's Money Fund Average - is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

   (b) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

   (c)   Standard & Poor's 500 Stock Index or its component indices
         - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

   (d)   The New York Stock Exchange composite or component indices
         - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

   (e) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

   (f)   Lipper - Mutual Fund Performance Analysis and Lipper -
         Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

   (g)   Lipper 1-5 Year Short Investment Grade Debt Funds Average
         - is an verage of 160 funds that invest at least 65% of assets in investment grade debt issues (rated in top four grades with dollar-weighted average maturities of 5 year or less.

   (h)   Merrill Lynch 1-4.99 Year Corporate/Government Bond Index
         - is an unmanaged index composed of U.S. Treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

   (i)   Morgan Stanley Capital International EAFE Index and World
         Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

   (j) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

   (k) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

   (l) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

   (m) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage passthrough securities.

   (n) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

   (o) Lehman Brothers Intermediate Government/Corporate Index - is a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

   (p) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

   (q) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

   (r) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

   (s) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

   (t) Merrill Government/Corporate 1 to 5 Year Index - is an unmanaged index composed of U.S. Treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

   (u)   CDA Mutual Fund Report, published by CDA Investment
         Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

   (v) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

   (w)   Financial publications: Business Week, Changing Times,
         Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

   (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

   (y) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

   (z) Savings and Loan Historical Interest Rates - as published by the U.S. Savings and Loan League Fact Book.

   (aa) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

   In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                                  GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

   The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

   Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   The Fund's policy is to distribute substantially all of the Portfolios' net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses). The amounts of any income dividends or capital gains distributions cannot be predicted.

   Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

   As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gain distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholders in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

   Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any capital losses of another Portfolio.

CODE OF ETHICS

   The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

   The Financial Statements of the Institutional Class Shares of the DSI Disciplined Value, Limited Maturity Bond and Money Market Portfolios and the Financial Highlights for the respective periods presented which appear in the DSI Portfolios' 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number:
0000950109-96-000061), are incorporated by reference.

               APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation Corporate Bond Ratings:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II. DESCRIPTION OF MORTGAGE-BACKED SECURITIES

   Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

   Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the DSI Portfolios may purchase pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages
(GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact a Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

   All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

   The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

   As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

   Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

   Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

   The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

   The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the DSI Limited Maturity Bond Portfolio will, however, be rated of investment grade quality by Moody's or S&P.

   The DSI Limited Maturity Bond Portfolio expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

   The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

   U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

   In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

   Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

IV. DESCRIPTION OF FOREIGN INVESTMENTS

   Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

   As foreign companies are not generally subject to uniform accounting, auditing and financing reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

   Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

   Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    PART B


                                 UAM FUNDS
                               DSI PORTFOLIOS
                     STATEMENT OF ADDITIONAL INFORMATION
                             FEBRUARY 29, 1996


This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the DSI Portfolios Institutional Class Shares dated February 28, 1996 and the Prospectus relating to the DSI Disciplined Value Portfolio Institutional Service Class Shares (the "Service Class Shares") dated February 28, 1996.
To obtain a Prospectus, please call the UAM Funds Service Center:


                               1-800-638-7983


                              TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Investment Objectives and Policies........................................   2
Purchase of Shares .......................................................   8
Redemption of Shares .....................................................   8
Shareholder Services .....................................................   9
Investment Limitations ...................................................  10
Management of the Fund ...................................................  11
Investment Adviser .......................................................  12
Service and Distribution Plans............................................  14
Portfolio Transactions....................................................  15
Administrative Services...................................................  16
Performance Calculations..................................................  16
General Information.......................................................  20
Financial Statements......................................................  21
Appendix - Description of Securities and Ratings..........................  A-1

                      INVESTMENT OBJECTIVES AND POLICIES

   The following policies supplement the investment objectives and policies of the DSI Disciplined Value, DSI Limited Maturity Bond, DSI Balanced and DSI Money Market Portfolios (the "Portfolios") as set forth in the DSI Portfolios' Prospectuses:

SECURITIES LENDING

   Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

   At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. Each Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   The U.S. dollar value of the assets of the Portfolios (except the DSI Money Market Portfolio) may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

   The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   Additionally, when Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Portfolio may enter into forward contracts to protect the value of portfolio securities and enhance Portfolio performance. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio securities or other assets denominated in that currency.

   Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's Custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid high grade assets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid high grade assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts.

   The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract.
Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

   If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   Each of the Portfolios' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

   Each Portfolio (except the DSI Money Market Portfolio) may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

   Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

   Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

   Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

   Regulations of the CFTC applicable to the Fund require that all of the futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

   Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

   A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

    A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

   Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

   Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

   The Portfolios (except the DSI Money Market Portfolio) may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS

   The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

   Each Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS

   The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

   The Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

   Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

   Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   Each Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with the Custodian.

   Each Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralized the option by maintaining in a segregated account with the Custodian, cash or U.S. Government securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

   Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

   In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

   Except for transactions the Portfolios have identified as hedging transactions, each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short- term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

   In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of each Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

   Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

                              PURCHASE OF SHARES

   Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 with certain exceptions as may be determined from time to time by officers of the Fund. For each of the DSI Portfolios (except the DSI Money Market Portfolio), an order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. For the DSI Money Market Portfolio, the net asset value is determined at 12:00 (Eastern Time). Therefore, shares purchased in the DSI Money Market Portfolio before 12:00 noon (Eastern Time) begin earning dividends on the same business day provided Federal funds are available to the Fund before 12:00 noon (Eastern Time) that day. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

   Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

   Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the

Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

   No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

   SIGNATURE GUARANTEES - To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

   Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

   The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                               SHAREHOLDER SERVICES

   The following supplements the shareholder services information set forth in the DSI Portfolios' Prospectuses:

EXCHANGE PRIVILEGE

   Institutional Class Shares of each DSI Portfolio may be exchanged for Institutional Class Shares of the other DSI Portfolios. In addition, Institutional Class Shares of each DSI Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the DSI Portfolios - Institutional Class Shares Prospectus.) Service Class Shares of the DSI Disciplined Value Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

   Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

   Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 12:00 noon (Eastern Time) for the DSI Money Market Portfolio, and 4:00 p.m. (Eastern Time) for the other DSI Portfolios will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

    For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

   Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                           INVESTMENT LIMITATIONS

   Each DSI Portfolio of the Fund is subject to the following restrictions which are fundamental policies of the DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Only investment limitations (1), (2), (3) and
(10) are classified as fundamental policies of the DSI Balanced Portfolio. Each Portfolio will not:

   (1) invest in commodities except that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

   (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

   (4)   purchase on margin or sell short except as specified in (1) above;

   (5) purchase more than 10% of the outstanding voting securities of any issuer;

   (6) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

   (7) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (8) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% (33 1/3% for the DSI Balanced Portfolio) of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

   (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the DSI Balanced Portfolio) of its total assets at fair market value;

   (10) underwrite the securities of other issuers or invest more than an aggregate of 10% (33 1/3% for the DSI Balanced Portfolio) of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

   (11) invest for the purpose of exercising control over management of any company;

   (12) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

   (13) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

   (14) write or acquire options or interest in oil, gas or other mineral exploration or development programs.


                              MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

   The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the DSI Portfolios' Prospectus. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

    The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

        (1)                  (2)                         (3)                      (4)                             (5)

                                                       Pension or                                          Total Compensation
                          Aggregate                 Retirement Benefits         Estimated Annual           from Registrant and
  Name of Person,        Compensation               Accrued as Part of           Benefits Upon              Fund Complex Paid
     Position           From Registrant               Fund Expenses                Retirement                 to Directors

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

John T. Bennett, Jr.
Director                   $24,435                          0                         0                          $26,750

J. Edward Day
Director                   $24,435                          0                         0                          $26,750


Philip D. English
Director                   $24,435                          0                         0                          $26,750


William A. Humenuk
Director                   $24,435                          0                         0                          $26,750


PRINCIPAL HOLDERS OF SECURITIES

   As of January 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

   DSI DISCIPLINED VALUE PORTFOLIO INSTITUTIONAL CLASS SHARES: Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 46%*; Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 9%* and Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 5%*.

   DSI LIMITED MATURITY PORTFOLIO INSTITUTIONAL CLASS SHARES: Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 52%*; Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 7%* and Bob & Co., c/o Bank of Boston, P.O. Box 1809, Boston, MA, 5%*.

   DSI MONEY MARKET PORTFOLIO INSTITUTIONAL CLASS SHARES: First National Bank of Boston, Custodian for Various Accounts, 150 Royall Street, Canton, MA, 97%*.

   The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

__________

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.


                                INVESTMENT ADVISER

CONTROL OF ADVISER

   Dewey Square Investors Corporation (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

   The Adviser's equity portfolio management approach is "value-oriented" and makes use of a proprietary screen to rank a universe of 1,000 stocks according to relative attractiveness. The Adviser's philosophy is derived from a belief that low P/E, high yield portfolios will generate superior results over time. Portfolios are built from the "bottom-up," stock-by-stock, subject to a disciplined diversification process which is intended to avoid becoming overly concentrated in any one segment of the market. The objective is to provide more consistent and less volatile performance than other typical value managers.

   The Adviser's fixed income philosophy is based on the premise that investing for yield will produce superior results over the long term. Therefore, the fixed income portfolio is constructed primarily of corporate bonds, mortgage pass-throughs and other high yielding sectors of the investment grade bond market. Modest amounts of less than investment grade issues are used for yield and diversification. The portfolio is built with an emphasis on: higher yield relative to the benchmark in order to provide superior investment return; investment grade securities to provide safety of principal and stability; limited interest rate anticipation to control market risk; and broad diversification by sector and subsector to control portfolio risk.

REPRESENTATIVE INSTITUTIONAL CLIENTS

   As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: American Airlines, Raytheon Corp., Bank of Boston, Guy Gannett Publishing and Reed & Barton.

   It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

ADVISORY FEES

   As compensation for services rendered by the Adviser under the Investment Advisory Agreement, each DSI Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the DSI Portfolio's average daily net assets for the month:

                                            RATE
   DSI Balanced Portfolio.................  .45% for the first 12 months of operation
                                            .55% for the next 12 months of operations and
                                            .65% thereafter

   DSI Disciplined Value Portfolio........ .750% of the first $500 million
                                           .650% in excess of $500 million

   DSI Limited Maturity Bond Portfolio.... .450% of the first $500 million
                                           .400% of the next $500 million
                                           .350% in excess of $1 billion
   DSI Money Market Portfolio............. .400% of the first $500 million
                                           .350% in excess of $500 million



   For the years ended October 31, 1993, 1994 and 1995, the DSI Disciplined Value Portfolio paid advisory fees of approximately $293,000, $328,000 and $362,000, respectively, to the Adviser.

   For the years ended October 31, 1993, 1994 and 1995, the DSI Limited Maturity Bond Portfolio paid advisory fees of approximately $150,000, $140,000 and $132,000, respectively, to the Adviser.

   For the years ended October 31, 1993, 1994 and 1995, the DSI Money Market Portfolio paid advisory fees of approximately $674,000, $719,000 and $393,000, respectively, to the Adviser. During the fiscal year ended October 31, 1995, the Adviser voluntarily waived advisory fees of approximately $82,000.

   As of October 31, 1995, the DSI Balanced Portfolio had not yet commenced operations.

                         SERVICE AND DISTRIBUTION PLANS

   As stated in the DSI Disciplined Value Portfolio's Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Organizations"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Organization for the benefit of its Customers. Such services include:

   (a) acting as the sole shareholder of record and nominee for beneficial owners;

   (b) maintaining account record for such beneficial owners of the Fund's shares;

   (c)   opening and closing accounts;

   (d) answering questions and handling correspondence from shareholders about their accounts;

   (e) processing shareholder orders to purchase, redeem and exchange shares;

   (f) handling the transmission of funds representing the purchase price or redemption proceeds;

   (g) issuing confirmations for transactions in the Fund's shares by shareholders;

   (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

   (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

   (j) providing account maintenance and accounting support for all transactions; and

   (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Organization, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

   Each agreement with a Service Organization is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Organizations and the purposes for which the expenditures were made. In addition, arrangements with Service Organizations must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

   The Board of Directors has approved the arrangements with Service Organizations based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Organizations must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). So long as the arrangements with Service Organizations are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

   Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

   The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

   The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

   All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

   The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plan, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. The DSI Portfolios Service Class Shares have not been offered prior to the date of this Statement.

   Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                       PORTFOLIO TRANSACTIONS

   The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's

Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

   Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                          ADMINISTRATIVE SERVICES

   In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the DSI Money Market, the DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios totaled $207,000, $58,000 and $62,000, respectively. The basis of the fees paid the Administrator for the 1993 fiscal year was as follows: the Fund paid monthly fees for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal years ended October 31, 1994 and, October 31, 1995, administrative services fees paid to the Administrator by the DSI Disciplined Value, DSI Limited Maturity Bond and DSI Money Market Portfolios totaled approximately $69,000 and $78,000, $69,000 and $87,000 and $204,000 and
$134,000, respectively. As of October 31, 1995, the DSI Balanced Portfolio had not yet commenced operations. The services provided by the Administrator and the basis of the fees payable to the Administrator for the 1994 and 1995 fiscal years are described in the Portfolios' Prospectuses.

                          PERFORMANCE CALCULATIONS

PERFORMANCE

   The Fund may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolios.

   Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Fund to compute or express performance follows.

TOTAL RETURN

   The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the DSI Disciplined Value Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

   The average annual total rates of return for the Institutional Class Shares of the DSI Portfolios from inception to October 31, 1995 and for the one-year and five-year periods ended on the date of the Financial Statements included herein are as follows:



                                                                                 Since Inception
                                                                                   Through Year
                                       One Year Ended     Five Years Ended            Ended                 Inception
                                      October 31, 1995    October 31, 1995        October 31, 1995            Date
                                      ----------------    ----------------       -----------------          ---------
DSI Disciplined Value Portfolio            20.12%             16.64%                    9.90%               12/12/89

DSI Limited Maturity Bond Portfolio         9.58%              7.30%                    7.05%               12/12/89

DSI Money Market Portfolio                  5.48%              4.23%                    4.74%               12/12/89


   These figures are calculated according to the following formula:

            n
   P (1 + T)  =  ERV

where:

   P    = a hypothetical initial payment of $1,000
   T    = average annual total return
   n    = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at periods at, or 10 year periods
          (or fractional portion thereof).

   Institutional Class Shares of the DSI Balanced Portfolio and Institutional Service Class Shares of the DSI Disciplined Value Portfolio were not offered as of October 31, 1995. Accordingly, no total return figures are available.

YIELD

   Current yield reflects the income per share earned by a Portfolio's investments. Since Service Class Shares of the DSI Disciplined Value Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

   Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Institutional Class Shares of the DSI Limited Maturity Bond Portfolio for the 30-day period ended on October 31, 1995 was 7.29%.

   This figure is obtained using the following formula:

                          6
   Yield = 2 [ (a - b + 1)  - 1]
                -----
                 cd
where:

   a  = dividends and interest earned during the period

   b  = expenses accrued for the period (net of reimbursements)

   c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

   d = the maximum offering price per share on the last day of the period.

CALCULATION OF YIELD (DSI MONEY MARKET PORTFOLIO)

   The current yield of the DSI Money Market Portfolio is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

   The current and effective yield calculation for the DSI Money Market Portfolio Institutional Class Shares for the 7 day base period ended October 31, 1995 are 5.93% and 6.11%, respectively.

COMPARISONS

   To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

   (a) Donoghue's Money Fund Average - is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

   (b) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

   (c)   Standard & Poor's 500 Stock Index or its component indices
         - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

   (d)   The New York Stock Exchange composite or component indices
         - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

   (e) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

   (f)   Lipper - Mutual Fund Performance Analysis and Lipper -
         Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

   (g)   Lipper 1-5 Year Short Investment Grade Debt Funds Average
         - is an verage of 160 funds that invest at least 65% of assets in investment grade debt issues (rated in top four grades with dollar-weighted average maturities of 5 year or less.

   (h)   Merrill Lynch 1-4.99 Year Corporate/Government Bond Index
         - is an unmanaged index composed of U.S. Treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

   (i)   Morgan Stanley Capital International EAFE Index and World
         Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

   (j) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

   (k) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

   (l) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

   (m) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage passthrough securities.

   (n) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

   (o) Lehman Brothers Intermediate Government/Corporate Index - is a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

   (p) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

   (q) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

   (r) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

   (s) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

   (t) Merrill Government/Corporate 1 to 5 Year Index - is an unmanaged index composed of U.S. Treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

   (u)   CDA Mutual Fund Report, published by CDA Investment
         Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

   (v) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

   (w)   Financial publications: Business Week, Changing Times,
         Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

   (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

   (y) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

   (z) Savings and Loan Historical Interest Rates - as published by the U.S. Savings and Loan League Fact Book.

   (aa) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

   In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                                  GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

   The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

   Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   The Fund's policy is to distribute substantially all of the Portfolios' net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses). The amounts of any income dividends or capital gains distributions cannot be predicted.

   Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

   As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gain distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholders in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

   Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any capital losses of another Portfolio.

CODE OF ETHICS

   The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

   The Financial Statements of the Institutional Class Shares of the DSI Disciplined Value, Limited Maturity Bond and Money Market Portfolios and the Financial Highlights for the respective periods presented which appear in the DSI Portfolios' 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number:
0000950109-96-000061), are incorporated by reference.

               APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. Corporate Bond Ratings:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation Corporate Bond Ratings:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II. DESCRIPTION OF MORTGAGE-BACKED SECURITIES

   Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

   Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the DSI Portfolios may purchase pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages
(GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact a Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

   All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

   The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

   As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

   Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

   Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

   The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

   The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the DSI Limited Maturity Bond Portfolio will, however, be rated of investment grade quality by Moody's or S&P.

   The DSI Limited Maturity Bond Portfolio expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

   The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

   U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

   In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

   Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

IV. DESCRIPTION OF FOREIGN INVESTMENTS

   Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

   As foreign companies are not generally subject to uniform accounting, auditing and financing reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

   Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

   Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------

                     FIDUCIARY MANAGEMENT ASSOCIATES, INC.
        SERVES AS INVESTMENT ADVISER TO THE FMA SMALL COMPANY PORTFOLIO
                           INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------


                        PROSPECTUS -- FEBRUARY 29, 1996


INVESTMENT OBJECTIVES


UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open-end, management investment company known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and investment policies. Several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares. The FMA Small Company Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Fiduciary Management Associates, Inc.


FMA SMALL COMPANY PORTFOLIO. The objective of the FMA Small Company Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization.

    There can be no assurance that the Portfolio will meet its stated objective.

ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                                 FUND EXPENSES


    The following table illustrates the expenses and fees that a shareholder of the FMA Small Company Portfolio will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.


                        SHAREHOLDER TRANSACTION EXPENSES

                                                                 FMA
                                                                SMALL
                                                               COMPANY
                                                              PORTFOLIO
                                                              ---------
Sales Load Imposed on Purchases.............................      NONE
Sales Load Imposed on Reinvested Dividends..................      NONE
Deferred Sales Load.........................................      NONE
Redemption Fees.............................................      NONE
Exchange Fees...............................................      NONE


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                  FMA
                                                                 SMALL
                                                                COMPANY
                                                               PORTFOLIO
                                                              -----------
Investment Advisory Fees....................................       .75%
Administrative Fees.........................................       .34%
12b-1 Fees..................................................   NONE
Distribution Costs..........................................   NONE
Other Expenses..............................................       .26%
Advisory Fees Waived........................................      (.32)%
                                                              -----------
Total Operating Expenses (After Fee Waiver).................      1.03%*
                                                              -----------
                                                              -----------


------------------------

*Absent  the Adviser's  fee waiver  by the  Adviser, annualized  Total Operating
 Expenses of the Portfolio for the fiscal year ended October 31, 1995 would have been 1.35%. The annualized Total Operating Expenses excludes the effect of expense offsets. If expense offsets were included, annualized Total Operating Expenses would not significantly differ.



    The purpose of this table is to assist the investor in understanding the various expenses that an investor in the FMA Small Company Portfolio of the Fund will bear directly or indirectly. The annualized expenses and fees set forth above are based on the Portfolio's operations during the fiscal year ended October 31, 1995. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 1.03% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio.



    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) a redemption at the end of each time period. As noted in the table on the previous page, the Portfolio charges no redemption fees of any kind.


                                                                         10
                                          1 YEAR   3 YEARS   5 YEARS    YEARS
                                          ------   -------   -------   -------
FMA Small Company Portfolio.............  $  11    $   33    $   57    $  126

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

INVESTMENT ADVISER


    Fiduciary Management Associates, Inc. (the "Adviser"), an investment counseling firm founded in 1980, serves as investment adviser to the Fund's FMA Small Company Portfolio (the "Portfolio"). The Adviser presently manages over $1.2 billion in assets for institutional clients and high net worth individuals. See "Investment Adviser."

HOW TO INVEST


    Shares of the Portfolio are offered through UAM Funds Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $25,000 with certain exceptions as may be determined from time to time by the officers of the Fund. The minimum for subsequent investments is $1,000. See "Purchase of Shares."


HOW TO REDEEM

    Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

ADMINISTRATIVE SERVICES


    Chase Global Funds Services Company (the "Administrator"), a subsidiary of The Chase Manhattan Bank, N.A., provides the Fund with administrative, dividend disbursing and transfer agent services. See "Administrative Services."


                                  RISK FACTORS


    Prospective investors in the Fund should consider the following factors associated with an investment in the Portfolio: (1) Common stocks of companies which have small market capitalization may exhibit greater market volatility than common stock of companies which have larger capitalization. (2) The Portfolio may invest in foreign securities. (See "FOREIGN INVESTMENTS.") (3) In addition, the Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities, each of which involves special risks. (See "OTHER INVESTMENT POLICIES.") The value of the Portfolio's shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolio invest.


                              FINANCIAL HIGHLIGHTS


    The following table provides selected per share data and ratios for a share of the FMA Small Company Portfolio outstanding throughout the periods presented and is part of the Portfolio's Financial Statements included in the Portfolio's 1995 Annual Report to Shareholders, which are incorporated by reference into the Portfolio's Statement of Additional Information. The Portfolio's Financial Statements have been examined by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Statement of Additional Information. The following information should be read in conjunction with the Portfolio's 1995 Annual Report to Shareholders.



                                                       JULY 31,**
                                                         1991 TO                   YEARS ENDED OCTOBER 31,
                                                       OCTOBER 31,     -----------------------------------------------
                                                          1991           1992         1993         1994         1995
                                                       -----------     --------     --------     --------     --------
Net Asset Value, Beginning of Period.................  $  10.00        $ 10.54      $ 10.36      $ 14.24      $ 12.13
                                                       -----------     --------     --------     --------     --------
Income From Investment Operations
  Net Investment Income (Loss)+......................      0.04          (0.01)        0.02         0.01         0.08
  Net Realized & Unrealized Gain (Loss) on
   Investments.......................................      0.53          (0.14)        3.88         0.50         1.47
                                                       -----------     --------     --------     --------     --------
    Total from Investment Operations.................      0.57          (0.15)        3.90         0.51         1.55
                                                       -----------     --------     --------     --------     --------
Distributions:
  Net Investment Income..............................     (0.03)         (0.01)       (0.02)       --           (0.08)
  Net Realized Gain..................................     --             (0.01)       --          (2.62)        (0.41)
  Return of Capital..................................     --             (0.01)       --           --           --
                                                       -----------     --------     --------     --------     --------
      Total Distributions............................     (0.03)         (0.03)       (0.02)      (2.62)        (0.49)
                                                       -----------     --------     --------     --------     --------
Net Asset Value, End of Period.......................  $  10.54        $ 10.36      $ 14.24      $ 12.13      $ 13.19
                                                       -----------     --------     --------     --------     --------
                                                       -----------     --------     --------     --------     --------
Total Return.........................................      5.71%++       (1.48%)++    37.65%++      4.54%++     13.57%++
                                                       -----------     --------     --------     --------     --------
                                                       -----------     --------     --------     --------     --------
Ratios and Supplemental Data.........................
Net Assets, End of Period (Thousands)................  $  9,834        $18,071      $18,569      $19,561      $20,847
Ratio of Expenses to Average Net Assets+.............      1.03%*         1.03%        1.03%        1.03%        1.03%#
Ratio of Net Investment Income (Loss) to Average Net
 Assets..............................................      2.14%*        (0.07%)       0.14%        0.06%        0.66%
Portfolio Turnover Rate..............................         7%           134%         163%         121%         170%


------------------------
 *Annualized
**Commencement of Operations

 +Net of voluntarily waived fees and expenses assumed by the Adviser for the period ended October 31, 1991, and the years ended October 31, 1992, 1993, 1994 and 1995 of $.04, $.003, $.03, $.03 and $.04 per share, respectively.


++Total return would have been lower had certain fees not been waived and expenses not assumed by the Adviser during the periods indicated.


 #For the year ended October 31, 1995, the Ratio of Expenses to Average Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.


                            PERFORMANCE CALCULATIONS

    The Portfolio may advertise or quote yield data from time to time. The yield of the Portfolio is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

    The Portfolio may advertise or quote total return data. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio during the period are reinvested in Portfolio shares.

    The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                              INVESTMENT OBJECTIVE

    The objective of the FMA Small Company Portfolio is to provide maximum, long-term total return, consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization. Market capitalization of companies in the Portfolio will generally be in the $50 million to $2 billion range. Capital return is likely to be the predominant component of the Portfolio's total return.

                              INVESTMENT POLICIES

    The Portfolio seeks to achieve its objective by investing primarily in common stocks of smaller, less established companies in terms of revenues, assets and market capitalization. The Portfolio may invest in both stock exchange listed and over-the-counter securities. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in small companies, i.e., companies whose stock market capitalization (total market value of outstanding shares) range from $50 million to $1 billion.

    In analyzing and selecting investments, the Adviser looks for market themes and changes that signal opportunity. At any given time, the Portfolio will be invested in a diversified group of stocks in several industries. Primarily, the Portfolio will invest in U.S. companies. The Adviser seeks out companies with lower price to earnings ratios, strong cash flow, good credit lines and clean or improving balance sheets. To minimize risk and volatility, the Adviser uses initial public offerings sparingly, concentrating instead on companies with seasoned management or a track record as part of a larger company.

    The Adviser follows all stocks owned or being considered for purchase. The Adviser's sell discipline calls for re-evaluation of the fundamentals of stocks that:

    - meet initial targets of revenue or stock market value growth
    - decline an absolute 15% in stock market value
    - grow by 25% in stock market value in a short time.

Cash reserves will represent a relatively small percentage of the Portfolio's assets. For temporary defensive purposes, the Portfolio may reduce its holding of equity securities and increase its holdings of short-term investments.

    The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's Statement of Additional Information, in the following securities or investment techniques:

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    From time to time, the Portfolio may invest a portion of its assets in the following money market instruments, consistent with the Portfolio's investment policies as set forth above.

    (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio.

        Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

        The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, and (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio;

    (2) Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service Inc. ("Moody's") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

    (3) Short-term corporate obligations rated A or better by Moody's or S&P;

    (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

    (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

    (6) Repurchase agreements collateralized by securities listed above.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.

REPURCHASE AGREEMENTS

    The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments." In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than
(1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for the Portfolio.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


SECURITIES LENDING

    The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the
Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

PORTFOLIO TURNOVER

    Generally, the Portfolio will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. A rate of turnover of 100% would occur, for example, if all the securities held by the Portfolio were replaced within a period of one year. The Portfolio will not normally engage in short-term trading but reserves the right to do so.

    High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Portfolio. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Dividends, Capital Gains Distributions and Taxes" for more information on taxation. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover ratios.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

    The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. Generally, no payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although a Portfolio may earn income on securities it has deposited in a segregated account.


    The Portfolio will engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.


FOREIGN INVESTMENTS

    The Portfolio may invest up to 10% of its assets in the equity securities of foreign issuers of developed countries. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than U.S. companies. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Securities of some foreign companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.


INVESTMENT COMPANIES



    As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of the Portfolio," as defined in the Investment Company Act of 1940.



                             INVESTMENT LIMITATIONS



    The Portfolio has adopted certain limitations designed to reduce its exposure to risk in specific situations. Some of these limitations are that the Portfolio will not:



    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);



    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    (c) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;



    (d) acquire any security of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;



    (e) make loans except (i) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of a Portfolio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder; and any securities which are loaned by the Portfolio will be continually collateralized and marked-to-market daily;



    (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; and



    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.



    The investment limitations described here and in the Statement of Additional Information are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.


                             INVESTMENT SUITABILITY

    The Portfolio is designed principally for the investments of high net worth individuals and institutional investors. The Portfolio is also suitable for individual tax-deferred retirement plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers.

                               PURCHASE OF SHARES


    Shares of the Portfolio may be purchased, without sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "Valuation of Shares.") The minimum initial investment required is $25,000, with certain exceptions as may be determined from time to time by the officers of the Fund.


INITIAL INVESTMENTS BY MAIL


    An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check payable to "UAM Funds, Inc.", to:



                                   UAM Funds
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy (manually signed) of the Account Registration Form must be mailed to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110


    Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund.

INITIAL INVESTMENTS BY WIRE

    Shares of the Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

        (a) Telephone the Fund's Transfer Agent (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the Portfolio selected, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number will then be provided to you;

        (b) Instruct your bank to wire the specified amount to the Fund's Custodian;


                                The Bank of New York
                                 New York, NY 10286
                                  ABA #0210-0023-8
                               DDA Acct. #001-12-721
                               F/B/O UAM Funds, Inc.
                          Ref: FMA Small Company Portfolio
                                Your Account Number
                              -----------------------
                                 Your Account Name

                              -----------------------


        (c) A completed Account Registration Form must be forwarded to the UAM Funds Service Center and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment is $1,000) by purchasing shares at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, and the Portfolio to be purchased, are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

    The purchase price of the shares of the Portfolio is the net asset value next determined after the order and payment is received. (See "Valuation of Shares.") An order and payment received prior to the close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

    Purchases of shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


    Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.


    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

IN-KIND PURCHASES


    If accepted by the Fund, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "Valuation of Shares" at the time of the next determination of net asset value after such acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in kind purchase will be acquired for investment and not for immediate resale.



    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included in the Portfolio and current market quotations are readily available for such securities as evidenced by listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and
(3) the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.


    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

    Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

    The Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order". Your request should be addressed to:


                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    "Good order" means that the request to redeem shares must include the following documentation:

    (a) The stock certificates, if issued;

    (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any required signature  guarantees (see  "Signature Guarantees"  below);
        and

    (d) Other supporting legal documentation, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.


SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption or transfer.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

    To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Any such distributions in-kind will be made in securities for which an active and substantial secondary market exists. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Institutional Class Shares of the FMA Small Company Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.



    Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.


    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telephoned instructions, see "Redemption of Shares -- By Telephone" above.

    For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized in an exchange between Portfolios, you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order including signature guarantees before any transfer can be made. (See "Redemption of Shares" for a definition of "good order.")


                              VALUATION OF SHARES

    The net asset value of the Portfolio is determined by dividing the sum of the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

    Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales prices as of the close of business on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices.

    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    The Portfolio will normally distribute substantially all of its net investment income to shareholder in the form of quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains with the last dividend for the fiscal year.

    Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    All  dividends  and  capital  gains  distributions  will  be   automatically
reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    The Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and if it qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. Dividends, either in cash or reinvested in shares, paid by the Portfolio from net investment income will be taxable to shareholders as ordinary income and will generally qualify in part for the 70% dividends received deduction for corporations, but the portion of the dividends so qualified depends on the ratio of the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources to the total taxable income of the Portfolio, exclusive of long-term capital gains.

    Whether paid in cash or additional shares of the Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by the Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    Redemptions of shares in the Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

    The Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, the Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in October, November, or December to shareholders of record in such month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.

    The Portfolio is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding, or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER


    Fiduciary Management Associates, Inc. is an Illinois corporation formed in 1980 and is located at 55 West Monroe Street, Suite #2550, Chicago, Illinois 60603. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals. As of the date of this Prospectus, the Adviser had over $1.2 billion in assets under management.


    The investment professionals of the Adviser primarily responsible for the day-to-day management of the Portfolio and a description of their business experience are as follows:

PATRICIA A. FALKOWSKI
PRESIDENT AND CHIEF INVESTMENT OFFICER
         1993-present             Fiduciary Management Associates, Inc.
                                  President and Chief Investment Officer
         1992-1993                Fiduciary Management Associates, Inc.
                                  Executive Vice President and Chief Investment Officer
         1991-1992                Vice President, Portfolio Manager
         1989-1991                STR Analysis, Inc.
                                  President
         1983-1989                Kemper Financial Services
                                  Associate-Director of Equity Research
         1981-1983                Harris Trust & Savings
                                  Sector Head, Equity Research
         1979-1981                Kemper Financial Services, Inc.
                                  Research Analyst
         1970-1979                Federal government positions
                                  Financial Analyst
         1980                     M.B.A., University of Chicago
         1969                     B.S., Rider College

    Ms.  Falkowski began  managing the  FMA Small  Company Portfolio  in July of
1992.


ALBERT F. GUSTAFSON
SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
         1995-present             Fiduciary Management Associates, Inc.
                                  Senior Vice President and Portfolio Manager
         1992-1995                Praire State Advisory, Inc.
                                  President
         1990-1992                Weiss, Peek & Greer
                                  Research Analyst
         1988-1992                Oakwood Asset Management
                                  Partner
         1988-1988                Gabelli and Company
                                  Investment Manager & Research
         1985-1988                Kemper Financial Services
                                  Research and Fund Management
         1981-1985                Alliance Capital Management
                                  Research Analyst
         1974                     M.B.A., DePaul University
         1967                     B.S., University of Illinois



    Mr. Gustafson began managing the FMA Small Company Portfolio in November of 1995.

    Additional members of the Fiduciary Management Associates, Inc. team of professionals are as follows:


ROBERT F. "TAD" CARR, III
CHAIRMAN
         1980-present             Fiduciary Management Associates, Inc.
                                  Chairman and Co-founder
                                  Client Relations
                                  New Business
         1972-1980                Investment and Capital Management Corp.
                                  Executive Vice President
         1966-1972                Murine Company
                                  Treasurer
                                  Abbott Laboratories
                                  Manager of Optical Division
         1964-1966                Northern Trust Bank
                                  Banking Department -- Corporate Accounts
         1962                     B.S., Babson College
ROBERT W. THORNBURGH, JR., C.F.A.
EXECUTIVE VICE PRESIDENT AND ACCOUNT MANAGER
         1984-present             Fiduciary Management Associates, Inc.
                                  Executive Vice President and Account Manager
         1970-1984                Scudder, Stevens & Clark
                                  Vice President and Senior Portfolio Manager
         1969                     M.B.A., Northwestern University
         1964                     B.S., Northwestern University
LLOYD J. SPICER, C.F.A.
SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
         1994-present             Fiduciary Management Associates, Inc.
                                  Senior Vice President and Portfolio Manager
         1982-1994                La Salle National Corporation
                                  Senior Vice President
         1979                     M.B.A., Illinois Institute of Technology
         1974                     B.S., Indiana State University


    Under an Investment Advisory Agreement (the "Agreement") with the Fund, dated as of October 8, 1990, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolio and to place purchase and sales orders for the Portfolio.

    As compensation for the services rendered by the Adviser under the Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month:

                                            RATE
                                          ---------
FMA Small Company Portfolio.............    0.750%


    In cases where a shareholder of the Portfolio has an investment counseling relationship with the Adviser, the Adviser may, at its discretion, reduce the investment counseling fees paid by the client directly to the Adviser. This procedure will be utilized with clients having contractual relationships based on total assets managed by Fiduciary Management Associates, Inc. to avoid situations where excess advisory fees might be paid to the Adviser. In no event will a client pay higher total advisory fees as a result of the client's investment in the Portfolio. In addition, the Adviser from time to time may waive its advisory fees, or assume operating expenses on behalf of the Portfolio in order to keep the Portfolio's total annual operating expenses from exceeding 1.03% of its average daily net assets. Although the advisory fee rate payable by the Portfolio is higher than the rate payable by most mutual funds, the Fund believes it is comparable to the rate paid by many other funds with a similar investment objective and policies and is appropriate for this Portfolio in light of its investment objective and policies. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio.

    The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.


                            ADMINISTRATIVE SERVICES


    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement dated as of December 16, 1991. The services provided under this Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to- day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under Federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Fund Administration Agreement, as amended February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06 of 1% of the aggregate net assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which rises from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the FMA Small Company Portfolio. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states, and the printing of its prospectuses, statements of additional information and reports to stockholders.


                             PORTFOLIO TRANSACTIONS

    The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they or their affiliates provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

    Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently the Fund consists of 30 Portfolios. The Board of Directors may create additional Portfolios and classes of shares of the Fund in the future at its discretion.



    The shares of each Portfolio of the Fund are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of the Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not hold annual meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.


CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*                   Director  and  Executive  Vice  President  of  the   Fund;
1133 Avenue of the Americas           President  of Regis Retirement  Plan Services, since 1993;
New York, NY 10036                    Former President of UAM Fund Distributors, Inc.;  Formerly
                                      responsible  for Defined  Contribution Plan  Services at a division of the  Equitable Companies, Dreyfus  Corporation and Merrill Lynch.
JOHN T. BENNETT, JR.                  Director  of  the  Fund;  President  of  Squam  Investment
College Road - RFD3                   Management  Company,  Inc.  and  Great  Island  Investment
Meredith, NH 03253                    Company,  Inc.;  President of  Bennett  Management Company
                                      from 1988 to 1993.
J. EDWARD DAY                         Director of the  Fund; Retired Partner  in the  Washington
5804 Brookside Drive                  office   of  the  law  firm  Squire,  Sanders  &  Dempsey;
Chevy Chase, MD 20815                 Director, Medical  Mutual Liability  Insurance Society  of
                                      Maryland;  Formerly,  Chairman of  The  Montgomery County,
                                      Maryland, Revenue Authority.
PHILIP D. ENGLISH                     Director  of  the  Fund;  President  and  Chief  Executive
16 West Madison Street                Officer of Broventure Company, Inc.; Chairman of the Board
Baltimore, MD 21201                   of Chektec Corporation and Cyber Scientific, Inc.
WILLIAM A. HUMENUK                    Director  of the Fund; Partner  in the Philadelphia office
4000 Bell Atlantic Tower              of the law firm Dechert  Price & Rhoads; Director,  Hofler
1717 Arch Street                      Corp.
Philadelphia, PA 19103
NORTON H. REAMER*                     Director,  President and Chairman  of the Fund; President,
One International Place               Chief Executive  Officer and  a Director  of United  Asset
Boston, MA 02110                      Management  Corporation; Director,  Partner or  Trustee of
                                      each of the Investment Companies of the Eaton Vance  Group of Mutual Funds.
PETER M. WHITMAN, JR.*                Director  of  the  Fund;  President  and  Chief Investment
One Financial Center                  Officer of Dewey Square Investors Corporation since  1988;
Boston, MA 02111                      Director  and Chief  Executive Officer  of H.T. Investors,
                                      Inc., formerly a subsidiary of Dewey Square.
WILLIAM H. PARK*                      Vice  President  and  Assistant  Treasurer  of  the  Fund;
One International Place               Executive  Vice President  and Chief  Financial Officer of
Boston, MA 02110                      United Asset Management Corporation.
ROBERT R. FLAHERTY*                   Treasurer of the Fund;  Manager of Fund Adminstration  and
73 Tremont Street                     Compliance of the Administrator since March 1995; formerly
Boston, MA 02108                      Senior Manager of Deloitte & Touche LLP from 1985 to 1995.
KARL O. HARTMANN*                     Secretary  of the Fund; Senior  Vice President and General
73 Tremont Street                     Counsel of Administrator; Senior Vice President, Secretary
Boston, MA 02108                      and  General  Counsel   of  Leland,  O'Brien,   Rubinstein
                                      Associates, Inc. from November 1990 to November 1991.
HARVEY M. ROSEN*                      Assistant  Secretary of the Fund; Senior Vice President of
73 Tremont Street                     Administrator.
Boston, MA 02108


------------------------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES


ACADIAN ASSET MANAGEMENT, INC.
    Acadian Emerging Markets Portfolio
    Acadian International Equity Portfolio


BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
    BHM&S Total Return Bond Portfolio


CHICAGO ASSET MANAGEMENT COMPANY
    Chicago Asset Management Value/Contrarian Portfolio
    Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
    C&B Balanced Portfolio
    C&B Equity Portfolio

C. S. MCKEE & COMPANY, INC.
    McKee U.S. Government Portfolio
    McKee Domestic Equity Portfolio
    McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
    DSI Disciplined Value Portfolio
    DSI Limited Maturity Bond Portfolio
    DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
    FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
    ICM Equity Portfolio
    ICM Fixed Income Portfolio
    ICM Small Company Portfolio


INVESTMENT RESEARCH COMPANY
    IRC Enhanced Index Portfolio


MURRAY JOHNSTONE INTERNATIONAL LTD.
    MJI International Equity Portfolio


NEWBOLD'S ASSET MANAGEMENT, INC.
    Newbold's Equity Portfolio


NWQ INVESTMENT MANAGEMENT COMPANY
    NWQ Balanced Portfolio
    NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
    Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
    Sirach Fixed Income Portfolio
    Sirach Growth Portfolio
    Sirach Short-Term Reserves Portfolio
    Sirach Special Equity Portfolio
    Sirach Strategic Balanced Portfolio


SPECTRUM ASSET MANAGEMENT, INC.
    SAMI Preferred Stock Income Portfolio
    Enhanced Monthly Income Portfolio


STERLING CAPITAL MANAGEMENT COMPANY
    Sterling Partners' Balanced Portfolio
    Sterling Partners' Equity Portfolio
    Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
    TS&W Equity Portfolio
    TS&W Fixed Income Portfolio
    TS&W International Equity Portfolio

                                   UAM FUNDS



                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   PROSPECTUS
                               FEBRUARY 29, 1996
                               Investment Adviser
                     FIDUCIARY MANAGEMENT ASSOCIATES, INC.
                             55 West Monroe Street
                                   Suite 2550
                             Chicago, IL 60603-5093
                                 (312) 930-6850

--------------------------------------------------------------------------------


                                  Distributor
                          UAM FUND DISTRIBUTORS, INC.
                              211 Congress Street
                                Boston, MA 02110


                               TABLE OF CONTENTS

                                                      PAGE
                                                    ---------
Fund Expenses.....................................          2
Prospectus Summary................................          2
Risk Factors......................................          3
Financial Highlights..............................          3
Performance Calculations..........................          4
Investment Objective..............................          4
Investment Policies...............................          4
Other Investment Policies.........................          5
Investment Limitations............................          8
Investment Suitability............................          8
Purchase of Shares................................          9
Redemption of Shares..............................         11

                                                      PAGE
                                                    ---------
Shareholder Services..............................         12
Valuation of Shares...............................         12
Dividends, Capital Gains Distributions and
 Taxes............................................         13
Investment Adviser................................         14
Administrative Services...........................         16
Distributor.......................................         16
Portfolio Transactions............................         16
General Information...............................         17
Directors and Officers............................         18
UAM Funds -- Institutional Class Shares...........         19


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    PART B


                                  UAM FUNDS
                         FMA SMALL COMPANY PORTFOLIO
                          INSTITUTIONAL CLASS SHARES
                     STATEMENT OF ADDITIONAL INFORMATION
                              FEBRUARY 28, 1996


     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the FMA Small Company Portfolio's Institutional Class Shares February 28, 1996.
To obtain a Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983



                              TABLE OF CONTENTS




                                                                            Page
                                                                            ----

Investment Objective and Policies.........................................    2
Purchase of Shares........................................................    2
Redemption of Shares......................................................    2
Shareholder Services......................................................    3
Investment Limitations....................................................    4
Management of the Fund....................................................    5
Investment Adviser........................................................    6
Portfolio Transactions....................................................    6
Administrative Services...................................................    7
Performance Calculations..................................................    7
General Information.......................................................    9
Financial Statements......................................................   10
Appendix - Description of Securities and Ratings..........................  A-1

                      INVESTMENT OBJECTIVE AND POLICIES

     The following policy supplements the investment policies of the FMA Small Company Portfolio (the "Portfolio) as set forth in the FMA Prospectus:

SECURITIES LENDING

     The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

                              PURCHASE OF SHARES

     Shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $250,000 with certain exceptions as may be determined from time to time by the Officers of the Fund. An order received in proper form prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

     SIGNATURE GUARANTEES - To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signatures guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) or registered address; and (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

     The following supplements the information set forth under "Shareholder Services" in the Prospectus:

EXCHANGE PRIVILEGE

     Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange in a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                           INVESTMENT LIMITATIONS

     The Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. The Portfolio will not:

     (1)     invest in commodities;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (4)     purchase on margin or sell short;

     (5) purchase more than 10% of the outstanding voting securities of any issuer;

     (6) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

     (7) purchase or retain securities of an issuer if those Officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (8) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

     (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

    (10) underwrite the securities of other issuers or invest more than an aggregate of 10% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

    (11) invest for the purpose of exercising control over management of any company;

    (12) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

    (13) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

    (14) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

As a matter of non-fundamental policy, the Portfolio will not:

     (1) invest in warrants, valued at the lower of cost or in excess of 5.0% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2.0% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired in units or attached to securities may be deemed to be without value.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the FMA Small Company Portfolio's Prospectus. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred in attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation, or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.


------------------------------------------------------------------------------------------------------
       (1)                    (2)                 (3)                 (4)                 (5)

                                               PENSION OR                           TOTAL COMPENSATION
                           AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL   FROM REGISTRANT AND
  NAME OF PERSON         COMPENSATION      ACCRUED AS PART OF    BENEFITS UPON      FUND COMPLEX PAID
     POSITION           FROM REGISTRANT       FUND EXPENSES        RETIREMENT           TO DIRECTORS
------------------------------------------------------------------------------------------------------
John T. Bennett Jr.
Director                     $24,435                0                   0                  $26,750

J. Edward Day
Director                     $24,435                0                   0                  $26,750

philip D. English
Director                     $24,435                0                   0                  $26,750

William A. Humenuk
Director                     $24,435                0                   0                  $26,750

PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

     FMA SMALL COMPANY PORTFOLIO: Iron Workers Local #25, 25130 Trans X Drive, Novi, MI 20%; IBEW Local Union #226 Pension Fund, 4101 Southgate Drive, Suite A, Topeka, KS 13%; First Bank NA, Trustee, Grant Hospital of Chicago, P.O. Box 64010, St. Paul MN 9%*; UFCW Local 23 & Giant Eagle Pension Fund, 150 River Avenue, Suite 200, Pittsburgh, PA 5%.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

___________

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

     Fiduciary Management Associates, Inc. (the "Adviser") is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average net assets for the month:

                                                                RATE
                                                                ----
       FMA Small Company Portfolio...........................  0.750%

     For the fiscal years ended October 31, 1993, 1994 and 1995, the Portfolio paid the Adviser fees of approximately $83,000, $94,000 and $87,000, respectively, for advisory services. During these periods, the Adviser voluntarily waived advisory fees of approximately $44,000, $57,000 and $66,000, respectively.

                            PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, the Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,403,000 and $2,983,000, respectively.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                           ADMINISTRATIVE SERVICES

     In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the Portfolio totaled $51,557. The basis of the fees paid to the Administrator for the 1993 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal year ended October 31, 1994 and October 31, 1995, administrative services fees paid to the Administrator by the Portfolio totaled approximately $66,000 and $76,000, respectively The services provided by the Administrator and the basis of the fees payable to the Administrator for the 1994 and 1995 fiscal years are described in the Portfolio's Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

     The Fund may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

     The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

     The average annual total rates of return for the FMA Small Company Portfolio from inception and for the 1 year period ended on the date of the Financial Statements included herein are as follows:

                                                 SINCE INCEPTION
                                                   THROUGH YEAR
                               ONE YEAR ENDED         ENDED         INCEPTION
                              OCTOBER 31, 1995   OCTOBER 31, 1995      DATE
                              ----------------   ----------------   ---------
FMA Small Company Portfolio        13.57%             13.32%          7/31/91

     These figures are calculated according to the following formula:

              n
     P (1 + T)  = ERV

where:

       P  =  a hypothetical initial payment of $1,000
       T  =  average annual total return
       n  =  number of years
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).


COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(i) Salomon Brothers High Grade Corporate Bond Index - consist of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/ agency issues and mortgage passthrough securities.

(k) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(l) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(m) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

(n) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

(o) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(p) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(q) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

(r) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

(s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

(t) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(u) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

(v) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                             GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios.

     The shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes.
Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                             FINANCIAL STATEMENTS

     The Financial Statements of the FMA Small Company Portfolio and the Financial Highlights for the respective periods presented, which appear in the Portfolio's 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number :
0000950109-96-000061), are incorporated by reference.

                APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

   Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa - judged to be the best quality; carry the smallest degree of investment risk: Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

   Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB - regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

   The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

   U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

   In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

   Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

   The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

   Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance;
(4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. BANK OBLIGATIONS

   Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

   Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

   As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

   Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

   Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------


                    INVESTMENT COUNSELORS OF MARYLAND, INC.
         SERVES AS INVESTMENT ADVISER TO THE ICM FIXED INCOME PORTFOLIO

                           INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------


                        PROSPECTUS -- FEBRUARY 29, 1996


INVESTMENT OBJECTIVES


    UAM Funds, Inc. (hereinafter defined as "UAM Fund" or the "Fund") is an open-end, management investment company known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and investment policies. Several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares. The ICM Fixed Income Portfolio currently offer only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Investment Counselors of Maryland, Inc.


    ICM FIXED INCOME PORTFOLIO. The objective of the ICM Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade fixed income securities of varying maturities.


    There can be no assurance that the Portfolio will meet its stated objective.



    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION  OR ANY  STATE SECURITIES  COMMISSION, NOR  HAS  THE
     SECURITIES   AND  EXCHANGE   COMMISSION  OR   ANY  STATE  SECURITIES
       COMMISSION PASSED UPON  THE ACCURACY OF  THIS PROSPECTUS.  ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES


    The following table illustrates estimated expenses and fees that a shareholder of the ICM Fixed Income Portfolio will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                                                   ICM
                                                                                  FIXED
                                                                                 INCOME
                                                                                PORTFOLIO
                                                                               -----------
Sales Load Imposed on Purchases..............................................     NONE
Sales Load Imposed on Reinvested Dividends...................................     NONE
Deferred Sales Load..........................................................     NONE
Redemption Fees..............................................................     NONE
Exchange Fees................................................................     NONE



                      ANNUAL PORTFOLIO OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                                   ICM
                                                                                  FIXED
                                                                                 INCOME
                                                                                PORTFOLIO
                                                                               -----------
Investment Advisory Fees.....................................................      .50%
Administrative Fees..........................................................      .54%
12b-1 Fees...................................................................     NONE
Distribution Costs...........................................................     NONE
Other Expenses...............................................................      .36%
Advisory Fees Waived and Expenses Assumed....................................      (.88)%
                                                                               -----------
Total Operating Expenses (After Fee Waiver):.................................      0.52%*
                                                                               -----------
                                                                               -----------


------------------------

*Absent fee  waivers  and expenses  assumed  by the  Adviser,  annualized  Total
 Operating Expenses of the Portfolio for the fiscal year ended October 31, 1995 would have been 1.40%. The annualized Total Operating Expenses excludes the effect of expense offsets. If expense offsets were included, the annualized Total Operating Expenses of the Portfolio would be 0.50%.



    The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Portfolio will bear directly or indirectly. The expenses and fees set forth above are based on the Portfolio's operations during the fiscal year ended October 31, 1995 except that Advisory Fees Waived and Expenses Assumed have been restated to take into consideration the Portfolio's current expense cap.



    Until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 0.50% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio.



    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolio charges no redemption fees of any kind.



                                                      1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                    -----------  -----------  -----------  -----------
ICM Fixed Income Portfolio........................   $       5    $      17    $      29    $      65



    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY


INVESTMENT OBJECTIVES AND POLICIES



    The objective of the ICM Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade fixed income securities of varying maturities. See "INVESTMENT OBJECTIVE AND INVESTMENT POLICIES."



INVESTMENT ADVISER



    Investment Counselors of Maryland, Inc. (the "Adviser"), an investment counseling firm founded in 1972, serves as investment adviser to the Portfolio. The Adviser presently manages over $4 billion in assets for institutional clients and high net worth individuals. See "INVESTMENT ADVISER."


PURCHASE OF SHARES


    The Fund offers shares of common stock of the Portfolio through UAM Fund Distributors, Inc. (the "Distributor"), to investors without a sales commission at net asset value next determined after a purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $100,000 with certain exceptions as may be determined from time to time by the officers of the Fund. The minimum for subsequent investments is $1,000. See "PURCHASE OF SHARES."


DIVIDENDS AND DISTRIBUTIONS


    The Portfolio pays dividends from available income quarterly and distributes available long-term capital gains annually. Distributions will be reinvested in Fund shares automatically unless an investor elects to receive cash distributions. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."


REDEMPTIONS AND EXCHANGES


    Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. Institutional Class Shares of the ICM Fixed Income Portfolio may be exchanged for Institutional Class Shares of any other ICM Portfolio as well as for Institutional Class Shares of a Portfolio included in the UAM Funds. See "REDEMPTION OF SHARES" and "SHAREHOLDER SERVICES."


RISK FACTORS


    Prospective investors should consider the following factors that could effect the rate of return of the Portfolio: (1) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction. (See "REPURCHASE AGREEMENTS.") (2) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially. (See "LENDING OF SECURITIES.") (3) The fixed income securities held by the Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Portfolio. The value of the securities held by the Portfolio can be expected to vary inversely to the changes in prevailing interest rates, i.e, as interest rates decline, market value tends to increase and vice versa. (4) The Portfolio may purchase securities on a when-issued basis. Securities purchased on a when-issued basis earn no interest until issued and may decline or appreciate in market value prior to their actual delivery to the Portfolio. (See "WHEN ISSUED AND FORWARD DELIVERY SECURITIES.") (5) The Portfolio may invest in the securities of foreign issuers which may be subject to additional risk factors, including foreign currency risks, not applicable to securities of U.S. issuers. (See "INVESTMENT POLICIES.") and (6) The Portfolio may engage in various portfolio strategies to seek to hedge its portfolio against movements in interest rates and exchange rates between currencies by the use of derivatives including options, futures and options on futures. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities, interest rates or currencies which are the subject of the hedge. Options and futures transactions in foreign markets are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. (See "FUTURES CONTRACTS AND OPTIONS.")

                              FINANCIAL HIGHLIGHTS


    The following table provides selected per share data and ratios for a share outstanding throughout the periods presented and is part of the ICM Fixed Income Portfolio's Financial Statements included in the Portfolio's 1995 Annual Report to Shareholders which are incorporated by reference into the Portfolio's Statement of Additional Information. The following information should be read in conjunction with the ICM Fixed Income Portfolio's Financial Statements as of October 31, 1995 which have been examined by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Statement of Additional Information.



                                                                                             YEARS ENDED
                                                                                             OCTOBER 31,
                                                        NOVEMBER 3, 1992*       --------------------------------------
                                                       TO OCTOBER 31, 1993            1994                  1995
                                                       -------------------      ----------------      ----------------
Net Asset Value, Beginning of Period..............           $ 10.00                $ 10.58               $  9.55
                                                             -------                -------               -------
Income from Investment Operations
  Net Investment Income+..........................              0.51                   0.52                  0.59
  Net Realized and Unrealized Gain (Loss).........              0.51                  (0.98)                 0.82
                                                             -------                -------               -------
  Total from Investment Operations................              1.02                  (0.46)                 1.41
                                                             -------                -------               -------
Distributions:
  Net Investment Income...........................             (0.44)                 (0.48)                (0.53)
  Net Realized Gain...............................          --                        (0.09)              --
                                                             -------                -------               -------
  Total Distributions.............................             (0.44)                 (0.57)                (0.53)
                                                             -------                -------               -------
Net Asset Value, End of Period....................           $ 10.58                $  9.55               $ 10.43
                                                             -------                -------               -------
                                                             -------                -------               -------
Total Return......................................             10.38%++               (4.43%)++             15.11%++
                                                             -------                -------               -------
                                                             -------                -------               -------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).............           $12,465                $12,601               $16,765
Ratio of Expenses to Average Net Assets+..........              0.84%**                0.84%                 0.63%#
Ratio of Net Investment Income to Average Net
 Assets+..........................................              5.41%**                5.26%                 6.04%
Portfolio Turnover Rate...........................                65%                    82%                   49%


------------------------


  *  Commencement of Operations.
 **  Annualized.
  + Net voluntarily waived fees and expenses assumed by the Adviser of $.03, $.04 and $.08 per share for the period ended October 31, 1993 and the years ended October 31, 1994 and 1995, respectively.
 ++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
  # The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average
     Net Assets would be 0.61%.

                              INVESTMENT OBJECTIVE



    The objective of the ICM Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Adviser intends to pursue this objective by investing the Portfolio's assets primarily in investment grade fixed income securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, asset-backed securities, and various short-term instruments such as commercial paper, Treasury bills, and certificates of deposit. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon interest rate movements. The capital return from the Portfolio will vary according to, among other factors, interest rate changes and the average weighted maturity (duration) of the Portfolio.



    The Adviser seeks to provide a higher rate of return with less net asset value (price) volatility than a portfolio of U.S. Treasury securities of similar average maturities, in part, by identifying and trading securities which are inefficiently priced.


                              INVESTMENT POLICIES


    The Adviser expects to manage the assets of the Portfolio using an approach which segments the Portfolio into two distinct portions. First, at least 50% of the assets will be designated as the "Core" portion of the Portfolio. Under normal circumstances, the securities held in this section will have a weighted average maturity between three (3) and twelve (12) years. The objective of the "Core" is to provide a higher rate of return with less price volatility than a portfolio of U.S. Treasury securities of similar average maturities. The Adviser will seek to provide such returns by, in part, identifying securities which are inefficiently priced.


    Second, the balance of the assets will be invested in the "Actively Managed" portion of the Portfolio. This portion of the Portfolio will be invested to reflect the Adviser's outlook for the direction of interest rates. Based on this outlook, the Adviser will shift the average weighted maturity within a range of one (1) to thirty (30) years. In managing this portion of the Portfolio, the Adviser will rely on its internally generated forecasts of future interest rates. These forecasts are based, in part, upon the Adviser's assessment of current economic conditions, monetary policy, inflationary or deflationary trends, government and private credit requirements, and international economic and financial developments.


    The Portfolio seeks to achieve its objectives by investing primarily in investment grade fixed income securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, asset-backed securities, and various short-term instruments such as commercial paper, Treasury bills, and certificates of deposit.



    The Portfolio will invest in investment grade bonds having one of the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa,
A) or Standard & Poor's Corporation ("S&P") (AAA, AA, A). The Adviser will seek to achieve the Portfolio's objectives by investing in the following securities: mortgage-backed securities including collateralized mortgage obligations ("CMOs") and asset-backed securities which are deemed by the Adviser and the rating agencies cited above to be of investment grade quality; variable rate and fixed rate debt securities which at the time of purchase are rated as "investment grade"; short-term securities deemed by the Adviser to have comparable ratings; and securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.



    It is the Adviser's intention that the Portfolio's investments will be limited to the investment grade securities described above. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, the retention of the securities is warranted. In addition, the Adviser may invest up to 10% of the Portfolio's assets in fixed income securities split rated by Moody's and by S&P, with one service an A, the other Baa/BBB (or which, if unrated, are in the Adviser's opinion of comparable quality or better), preferred stocks and convertible securities. In the case of convertible securities, the conversion privilege may be exercised, but the common stocks received will be sold. Securities which are rated Baa or lower by Moody's or BBB or lower by S&P are considered to be more speculative with regard to the payment of interest and principal (according to the terms of the indenture) than securities in the three highest rating categories. Such securities normally carry with them a greater degree of investment risk than securities with higher ratings.


    While the Adviser anticipates that the majority of the assets in the Portfolio will be U.S. dollar denominated securities, it reserves the right to purchase obligations of foreign governments, agencies, or corporations denominated either in U.S. dollars or foreign currencies. The credit quality standards applied to foreign obligations are the same as those applied to the selection of U.S. based securities.



    Investors should recognize that investing in foreign companies involves special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies and the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.


    As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Many foreign securities markets have substantially less volume than United States national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments or the possible adoption of foreign governmental restrictions such as exchange controls which could affect U.S. investments in those countries.


    It is the policy of the Portfolio to invest, under normal circumstances, at least 80% of its assets in fixed income securities. For temporary defensive purposes, the Portfolio may reduce its holdings of fixed income securities and increase, up to 100%, its holdings in short-term investments. The Adviser may employ a defensive investment posture either when it anticipates that prevailing interest rates will rise or that the spread between treasuries and other fixed income securities will widen. When the Portfolio is in a defensive mode, it is not pursuing long-term total return.

                           OTHER INVESTMENT POLICIES


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES



    Mortgage-backed securities in which the Portfolio will invest either carry a guaranty from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality. Mortgage-backed securities differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. Mortgage-backed securities are call "Pass-Through" securities because both interest and principal payments (including pre-payments) are passed through to the holder of the security. When prevailing interest rates rise, the value of a mortgage-backed security may decrease as do other types of debt securities. When prevailing interest rates decline, however, the value of mortgage-backed securities may not rise on a comparable basis with other debt securities because of the prepayment feature. Additionally, if a mortgage-backed security is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment.



    CMOs are securities which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through are allocated to various tranches in a predetermined, specified order. Each tranch has a "stated maturity"--the latest date by which the tranch can be completely repaid, assuming no prepayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.


    Asset-backed securities are collateralized by shorter term loans such as automobile loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.

    RISKS: Due to the possibility that prepayments (on home mortgages, automobile loans and other collateral) will alter the cash flow on CMOs and asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life, and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

SHORT-TERM INVESTMENTS


    From time to time, the Portfolio may invest a portion of its assets in the following money market instruments, consistent with the Portfolio's investment policies as set forth above. All money market instruments purchased by the Portfolio must have a maturity date of two years or less from the date of purchase, and the average dollar-weighted maturity of the money market instruments in aggregate in the Portfolio must be one year or less. The Portfolio may invest in:



    (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio.


        Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


        The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio;


    (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

    (3) Short-term corporate obligations rated A or better by Moody's or by S&P;

    (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

    (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

    (6) Repurchase agreements collateralized by securities listed above.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS


    For temporary, liquidity or short-term investment purposes, the Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments". In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day ("overnight repo") or for a fixed term ("term repo"). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Adviser acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


LENDING OF SECURITIES


    The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. A Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.


    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

DURATION

    Duration is a measure of the expected timing of the cash flows (principal and interest) of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity". Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

    Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected timing of the cash flows of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

    Futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures will lengthen a Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

    The standard duration calculation does not properly reflect the interest rate exposure of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In the case of most mortgage securities, duration must be estimated because the nature and amount of prepayments made by mortgage borrowers varies from time to time. Prepayment forecasts will be utilized to limit their impact on a Portfolio. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

PORTFOLIO TURNOVER


    Generally, the Portfolio will not trade in securities for short-term profits, but, when circumstances warrant, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. However, it is expected that the annual portfolio turnover rate for the Portfolio will not exceed 80%. A rate of turnover of 100% would occur, for example, if all the securities held by the Portfolio were replaced within a period of one year. The Portfolio will normally not engage in short-term trading but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover ratios.


WHEN-ISSUED AND FORWARD DELIVERY SECURITIES


    The Portfolio  may  purchase and  sell  securities on  a  "when-issued,"  or
"forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has deposited in a segregated account.

    A Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage which could otherwise make a Portfolio's net asset value more volatile.


FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS



    FUTURES CONTRACTS AND OPTIONS ON FUTURES. In order to hedge its portfolio against adverse movements of the market, remain fully invested and reduce transaction costs, the Portfolio may purchase and sell futures and related options on such futures in connection with the securities in which it invests (such as bond futures and options, interest rate futures and options and foreign currency futures and options) traded on both U.S. or foreign exchanges or board of trade, or similar entity, or quoted on an automated quotation system. Such futures contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates.



    In order to remain fully exposed to the movements of the market, while maintaining liquidity to meet potential shareholder redemptions, the Portfolio may invest a portion of its assets in futures contracts. As these contracts only require a small initial margin deposit, the Portfolio would then be able to keep a cash reserve available to meet potential redemptions while at the same time being effectively fully invested. Also, because transaction costs associated with futures and options may be lower than the costs of investing in a security directly, it is expected that the use of futures and options to facilitate cash flows may reduce the Portfolio's overall transaction costs.



    Although certain risks are involved in options and futures transactions (as discussed below), the Adviser believes that, because the Portfolio will engage in options and futures transactions generally only for hedging purposes, the options and futures portfolio strategies of the Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While the Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of Portfolio shares, the Portfolio's net asset value will fluctuate. There can be no assurance that the Portfolio's hedging transactions will be effective. Also, the Portfolio may not necessarily be engaging in hedging activities when movements in any particular market occur.



    The Portfolio may purchase and sell futures contracts as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Transactions by the Portfolio in futures are subject to limitation as described below under "Restrictions on the Use of Futures Transactions."



    The Portfolio may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities portfolio that might otherwise result. When the Portfolio is not fully invested in the securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Adviser does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option but under unusual circumstances (e.g., the Portfolio experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.



    The Portfolio also has authority to purchase call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio enters into futures transactions. The Portfolio may purchase put options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Portfolio may purchase call options on futures contracts as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.

    As a means of reducing the risks associated with investing in securities denominated in foreign currencies, the Portfolio may enter into contracts for the future acquisition or delivery of foreign currencies and may purchase foreign currency options. These investment techniques are designed primarily to hedge against anticipated future changes in currency prices which otherwise might adversely affect the value of the Portfolio's securities. The Portfolio will incur brokerage fees when it purchases or sells futures contracts or options, and it will be required to maintain margin deposits.



    RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Portfolio will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total net assets.



    RISK FACTORS IN FUTURES AND OPTIONS TRANSACTIONS. Utilization of options and futures transactions to hedge the Portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Adviser's ability to predict correctly price movements in the market involved in a particular options or futures transaction. In addition, options and futures transactions in foreign markets are subject to the risk factors associated with foreign investments generally. See "INVESTMENT POLICIES."



    The Portfolio intends to enter into options and futures transactions, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to hedge effectively. There is also the risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or related option.



    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to settle trades and to generally protect the United States dollar value of securities held by the Portfolio against exchange rate fluctuation. While such forward contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized. The Portfolio will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations. See "Investment Objectives and Policies -- Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.



    OPTIONS ON SECURITIES AND CURRENCIES. The Portfolio may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. The Portfolio may sell ("write") out or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Portfolio may write a call or put option only if the option is "covered" by the Portfolio holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Portfolio's obligation as a writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

    The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Portfolio may be unable to close out a position.



    The Portfolio may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. The Portfolio may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.



INVESTMENT COMPANIES



    As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act.



                             INVESTMENT LIMITATIONS



    The Portfolio has adopted certain limitations designed to reduce its exposure to specific situations. Some of these limitations are that the Portfolio will not:



    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);



    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    (c) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;

    (d) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;



    (e) make loans except (i) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of the Portfolio's total assets), and
       (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act and the rules and regulations or interpretations of the Commission thereunder;



    (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and purchase additional securities when the Portfolio's borrowings exceed 5% of its total gross assets; and



    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.



    The investment objective of the Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio's investment limitations and policies described in this Prospectus and in the Statement of Additional Information are not fundamental and may be changed by the Fund's Board of Directors.


                             INVESTMENT SUITABILITY


    The Portfolio is designed principally for the investments of high net worth individuals and tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. The Portfolio's securities transactions will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains, and dividend income under the Internal Revenue Code. The Portfolio is also suitable for individual tax-deferred retirement plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers.


                               PURCHASE OF SHARES


    Shares of the Portfolio may be purchased without sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $100,000, with certain exceptions as may be determined from time to time by the officers of the Fund.


INITIAL INVESTMENTS BY MAIL


    An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check payable to "UAM Funds, Inc.", to:



                            UAM Fund Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy of the Account Registration Form (manually signed) must be mailed to:


                          UAM Fund Distributors, Inc.
                      One International Place, 44th Floor
                               100 Oliver Street
                                Boston, MA 02110

    Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund.


INITIAL INVESTMENTS BY WIRE


    Shares of the Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:


        (a) Telephone the Fund's Transfer Agent, (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the Portfolio selected, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number will then be provided to you;

        (b)  Instruct  your bank  to  wire the  specified  amount to  the Fund's
    Custodian:


                              The Bank of New York


                               New York, NY 10286

                                ABA #0210-0023-8
                             DDA Acct. #000-71-438

                             F/B/O UAM Funds, Inc.

                       Ref: Portfolio Name ______________
                       Your Account Number ______________
                        Your Account Name ______________


        (c) A completed Account Registration Form must be forwarded to the UAM Funds Service Center and UAM Fund Distributors, Inc. at the addresses shown above as soon as possible. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment is $1,000) by purchasing shares at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc".) at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, and the Portfolio to be purchased are specified on the check or wire to insure proper crediting to your account.



    In order to insure that your wire orders are invested promptly, you are requested to notify the UAM Funds Service Center (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


OTHER PURCHASE INFORMATION


    The purchase price of the shares of the Portfolio is the net asset value next determined after the order and payment is received. (See "VALUATION OF SHARES.") An order received prior to the close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; an order or payment received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt.


    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of its Portfolios or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

    Purchases of a Portfolio's shares will be made in full and fractional shares of a Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


    Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.



    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.


IN-KIND PURCHASES


    If accepted by the Fund, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "Valuation of Shares" at the time of the next determination of net asset value after such acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (l) such securities are, at the time of the exchange, eligible to be included in the Portfolio whose shares are to be issued and current market quotations are readily available for such securities; (2) the investor represents  and  agrees that  all  securities offered  to  be exchanged  are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or otherwise; and (3) the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES


    Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.


BY MAIL


    The Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order". Your request should be addressed to:



                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


"Good order" means that the request to redeem shares must include the following documentation:

    (a) The stock certificates, if issued;

    (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any required  signature guarantees (see  "SIGNATURE GUARANTEES"  below);
       and

    (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should call the UAM Funds Service Center.


SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


    To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.


    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.


                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Institutional Class Shares of the ICM Fixed Income Portfolio may be exchanged for Institutional Class Shares of the other ICM Portfolios. In addition, Institutional Class Shares of the ICM Fixed Income Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds-- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.



    Any such exchange will be based on the respective net assets of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.


    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchange received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telecopied instructions, see "REDEMPTION OF SHARES--BY TELEPHONE" above.

    For Federal income tax purposes, an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "REDEMPTION OF SHARES" for a definition of "good order.")


                              VALUATION OF SHARES


    The net asset value of the Portfolio is determined by dividing the sum of the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.



    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the mean between the bid and the asked price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Directors. Foreign securities not denominated in U.S. dollars will be adjusted for currency fluctuations on a daily basis.


                            PERFORMANCE CALCULATIONS


    The Portfolio may advertise or quote yield data from time to time. The yield of the Portfolio is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.



    The Portfolio may advertise or quote total return data. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a Portfolio during the period are reinvested in Portfolio shares. The ICM Fixed Income Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


    The Fund maintains a consistent distribution policy for its ICM Fixed Income Portfolio. The Portfolio will normally distribute substantially all of its net investment income to shareholders in the form of quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains with the last dividend for the fiscal year.


    Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.


    The Portfolio's dividend and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.


FEDERAL TAXES


    The Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and if it qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. Dividends, either in cash or reinvested in shares, paid by the Portfolio from net investment income will be taxable to shareholders as ordinary income and will not qualify for the 70% dividends received deduction for corporations.



    Whether paid in cash or in additional shares of the Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by the Portfolio. Such dividends and distributions may also be subject to state and local taxes.



    Exchanges and redemptions of shares of the Portfolio's shares are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such exchanges and redemptions.



    The Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, the Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in October, November, or December to shareholders of record in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31st of such calendar year, provided that the dividends are paid before February 1 of the following year.


    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS taxpayer identification regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

STATE AND LOCAL TAXES


    Shareholders may also be subject to state and local taxes on distributions from the Portfolio. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER


    Investment Counselors of Maryland, Inc. is a Maryland corporation formed in 1972 and is located at 803 Cathedral Street, Baltimore, MD 21201. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had over $4 billion in assets under management.


    The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios and a description of their business experience during the past five years are as follows:


LINDA W. MCCLEARY -- Principal. Ms. McCleary is responsible for the organization and administration of the Fixed Income Group at the Adviser and manages fixed income portfolios. She joined the Adviser in 1978 having worked previously as a Trust Investment Officer at Equitable Trust Company. She is a CUM LAUDE graduate of Smith College and holds an M.B.A. from Loyola College. Ms. McCleary has managed the ICM Fixed Income Portfolio since its inception.



DANIEL O. SHACKELFORD -- Senior Vice President. Mr. Shackelford joined the Adviser in November, 1993 as a fixed income portfolio manager. He has 15 years of fixed income experience, most recently as a portfolio manager for the University of North Carolina at Chapel Hill ("UNC") from 1991 through 1993. Mr. Shackelford is a graduate of UNC and received his M.B.A. from the Fuqua School of Business at Duke University, which he attended from 1989 to 1991. Mr. Shackelford is a Chartered Financial Analyst. Prior to 1989, Mr. Shackelford held the position of portfolio manager at UNC. Mr. Shackelford has managed the ICM Fixed Income Portfolio since November, 1993.



    Additional members of the Adviser's team of professionals are as follows:



CRAIG LEWIS -- Principal and Chief Investment Officer. Prior to founding the Adviser in 1972, Mr. Lewis was Vice President of Investments at First National Bank of Maryland. Before that, he served as Vice President and Director of Research at Robert Garrett & Sons, Inc., a NYSE member firm. Mr. Lewis is a
Chartered Financial Analyst and past President of the Baltimore Security Analysts Society. He is a graduate of Princeton University.



PAUL L. BORSSUCK -- Principal. Mr. Borssuck heads the Individual Capital Management Division at ICM. Prior to joining the Adviser, he served as Chairman of the Investment Policy Committee at Mercantile Safe-Deposit and Trust Company where he managed the portfolios of high net worth clients. Prior to that, he headed the institutional funds management section at American Security and Trust Company in Washington, D.C. Mr. Borssuck earned his B.S. degree and M.B.A. from Lehigh University. He is a Chartered Financial Analyst.



ROBERT D. MCDORMAN, JR. -- Principal. Mr. McDorman joined the Adviser in June, 1985. His primary responsibilities are the management of the ICM Small Company Portfolio and related separate accounts and equity security analysis. Prior to joining the Adviser, Mr. McDorman managed the Financial Industrial Income Fund. Mr. McDorman earned his B.A. degree at Trinity College and his law degree at the University of Baltimore. He is a Chartered Financial Analyst.



DAVID E. NELSON -- Principal and Director of Equity Research. Mr. Nelson joined the Adviser in October, 1989. Prior to that, he was Senior Vice President,
Director of Research for Legg Mason. Mr. Nelson is an honors graduate of Wesleyan University and received his M.B.A. in Finance from Washington University in 1976. He is a Chartered Financial Analyst.



ROBERT F. BOYD -- Executive Vice President. Mr. Boyd joined the Adviser in December, 1995 as a Senior Security and Quantitative Analyst and Portfolio Manager. Prior to joining the Adviser, he was a Managing Director and Portfolio Manager at Brandywine Asset Management. Prior to that he was Director of Equity and Quantitative Research at Mercantile Safe Deposit & Trust Company for 15 years. Mr. Boyd earned his B.S. degree from the University of Virginia and his M.B.A. from Columbia University. He is a Chartered Financial Analyst.

CHARLES W. NEUHAUSER -- Senior Vice President. Mr. Neuhauser joined the Adviser in August, 1991 as a security analyst in the Equity Research Department. Prior to that, he served as a security analyst at Bear, Stearns & Company, Inc. in New York and then Legg Mason in Baltimore. He began in the investment business as an analyst with Ruane, Cunniff & Company, managers of the Sequoia Fund. Mr. Neuhauser is a graduate of Columbia University. He is a Chartered Financial Analyst.



    Under an Investment Advisory Agreement with the Fund dated March 20, 1989, as amended June 2, 1992, (the "Agreement"), the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolio and to place purchase and sales orders for the Portfolio.



    As compensation for the services rendered by the Adviser under the Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month:



                                                                                  RATE
                                                                                ---------
ICM Fixed Income Portfolio....................................................    0.50%



    The Adviser has voluntarily agreed to waive its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Portfolio, if necessary, in order to reduce the Portfolio's expense ratio. As of the date of this Prospectus, the Adviser has agreed to keep the Portfolio's total annual operating expenses from exceeding 0.50% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio.



    In addition, the Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any class of shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.


                            ADMINISTRATIVE SERVICES


    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement dated as of December 16, 1991. The services provided under the Fund Administration Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under Federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Fund Administration Agreement, as amended February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.08 of 1% of the aggregate assets in excess of $1 billion but less than $3 billion; plus 0.06 of 1% of the aggregate assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per

Portfolio, which rises from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the ICM Fixed Income Portfolio. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to stockholders.



                             PORTFOLIO TRANSACTIONS



    The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.



    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.



    Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios. The Board of Directors may create additional Portfolios and classes of shares of the Fund in the future at its discretion.



    The shares of each Portfolio of the Fund are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and no pre-emptive rights. The shares of the Portfolio have noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.


CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*          Director and Executive Vice President of the Fund; President of
1133 Avenue of the Americas   Regis Retirement Plan Services since 1993; Former President of
New York, NY 10036            UAM  Fund Distributors, Inc.; Formerly responsible for Defined
                              Contribution Plan  Services at  a  division of  the  Equitable
                              Companies, Dreyfus Corporation and Merrill Lynch.
JOHN T. BENNETT, JR.         Director  of the Fund; President of Squam Investment Management
College Road - RFD 3          Company, Inc.  and  Great  Island  Investment  Company,  Inc.;
Meredith, NH 03253            President of Bennett Management Company from 1988 to 1993.
J. EDWARD DAY                Director  of the Fund; Retired Partner in the Washington office
5804 Brookside Drive          of the law firm Squire,  Sanders & Dempsey; Director,  Medical
Chevy Chase, MD 20815         Mutual  Liability  Insurance  Society  of  Maryland; Formerly,
                              Chairman  of   The   Montgomery  County,   Maryland,   Revenue
                              Authority.
PHILIP D. ENGLISH            Director  of the Fund; President and Chief Executive Officer of
16 West Madison Street        Broventure Company,  Inc.;  Director of  Chektec  Corporation,
Baltimore, MD 21201           BioTrax, Inc. and Cyber Scientific, Inc.
WILLIAM A. HUMENUK           Director of the Fund; Partner in the Philadelphia office of the
4000 Bell Atlantic Tower      law firm Dechert Price & Rhoads; Director, Hofler Corp.
1717 Arch Street
Philadelphia, PA 19103
NORTON H. REAMER*            Director,  President and Chairman of the Fund; President, Chief
One International Place       Executive Officer and  a Director of  United Asset  Management
Boston, MA 02110              Corporation;  Director,  Partner  or Trustee  of  each  of the
                              Investment Companies of the Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*       Director of the Fund; President and Chief Investment Officer of
One Financial Center          Dewey  Square  Investors   Corporation  ("DSI")  since   1988;
Boston, MA 02111              Director  and Chief Executive Officer of H.T. Investors, Inc.,
                              formerly a subsidiary of DSI.
WILLIAM H. PARK*             Vice President and Assistant  Treasurer of the Fund;  Executive
One International Place       Vice  President and  Chief Financial  Officer of  United Asset
Boston, MA 02110              Management Corporation.
ROBERT R. FLAHERTY*          Treasurer of  the  Fund;  Manager of  Fund  Administration  and
73 Tremont Street             Compliance  of  the Administrator  since March  1995; formerly
Boston, MA 02108              Senior Manager of Deloitte & Touche LLP from 1985 to 1995.
KARL O. HARTMANN*            Secretary of  the Fund;  Senior Vice  President, Secretary  and
73 Tremont Street             General  Counsel  of  Administrator;  Senior  Vice  President,
Boston, MA 02108              Secretary and General Counsel  of Leland, O'Brien,  Rubinstein
                              Associates, Inc. from November 1990 to November 1991.
HARVEY M. ROSEN*             Assistant  Secretary  of  the Fund;  Senior  Vice  President of
73 Tremont Street             Administrator.
Boston, MA 02108


--------------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES


ACADIAN ASSET MANAGEMENT, INC.
     Acadian Emerging Markets Portfolio
     Acadian International Equity Portfolio


BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.


     BHM&S Total Return Bond Portfolio


CHICAGO ASSET MANAGEMENT COMPANY
     Chicago Asset Management Value/Contrarian Portfolio
     Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
     C&B Balanced Portfolio
     C&B Equity Portfolio

C. S. MCKEE & COMPANY, INC.
     McKee U.S. Government Portfolio
     McKee Domestic Equity Portfolio
     McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
     DSI Disciplined Value Portfolio
     DSI Limited Maturity Bond Portfolio
     DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
     FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
     ICM Equity Portfolio
     ICM Fixed Income Portfolio
     ICM Small Company Portfolio


INVESTMENT RESEARCH COMPANY


     IRC Enhanced Index Portfolio


MURRAY JOHNSTONE INTERNATIONAL LTD.
     MJI International Equity Portfolio


NEWBOLD'S ASSET MANAGEMENT, INC.


     Newbold's Equity Portfolio


NWQ INVESTMENT MANAGEMENT COMPANY
     NWQ Balanced Portfolio
     NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
     Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
     Sirach Fixed Income Portfolio
     Sirach Growth Portfolio
     Sirach Short-Term Reserves Portfolio
     Sirach Special Equity Portfolio
     Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.

     SAMI Preferred Stock Income Portfolio
     Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
     Sterling Partners' Balanced Portfolio
     Sterling Partners' Equity Portfolio
     Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
     TS&W Equity Portfolio
     TS&W Fixed Income Portfolio
     TS&W International Equity Portfolio

                                    UAM FUND



                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   PROSPECTUS
                            DATED FEBRUARY 29, 1996


                               Investment Adviser

                    INVESTMENT COUNSELORS OF MARYLAND, INC.

                              803 Cathedral Street
                           Baltimore, Maryland 21201
                                 (410) 539-3838
--------------------------------------------------------------------------------

                                  Distributor


                          UAM FUND DISTRIBUTORS, INC.
                              211 Congress Street
                                Boston, MA 02110


                               TABLE OF CONTENTS

                                                   PAGE
                                                 ---------
Fund Expenses..................................          2
Prospectus Summary.............................          3
Financial Highlights...........................          4
Investment Objective...........................          5
Investment Policies............................          5
Other Investment Policies......................          7
Investment Limitations.........................         13
Investment Suitability.........................         14
Purchase of Shares.............................         14
Redemption of Shares...........................         17
Shareholder Services...........................         18

                                                   PAGE
                                                 ---------
Valuation of Shares............................         19
Performance Calculations.......................         19
Dividends, Capital Gains
 Distributions and Taxes.......................         20
Investment Adviser.............................         21
Administrative Services........................         22
Distributor....................................         23
Portfolio Transactions.........................         23
General Information............................         23
Directors and Officers.........................         25
UAM Funds--Institutional Class Shares..........         26


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     PART B


                                    UAM FUNDS
                           ICM FIXED INCOME PORTFOLIO

                           INSTITUTIONAL CLASS SHARES
                       STATEMENT OF ADDITIONAL INFORMATION
                               February 28, 1996,



     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the ICM Fixed Income Portfolio's Institutional Class Shares dated February 28, 1996. To obtain the Prospectus, please call the UAM Funds Service Center:

                                 1-800-638-7983



                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Investment Objective and Policies  . . . . . . . . . . . . . . . . . . .    2
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .    8
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . .    9
Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . . .   10
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . .   11
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . .   13
Administrative Services  . . . . . . . . . . . . . . . . . . . . . . . .   13
Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . .   13
General Information  . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Appendix - Description of Securities and Ratings . . . . . . . . . . . .  A-1

                        INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the investment policies of the ICM Fixed Income Portfolio (the "Portfolio") as set forth in the Portfolio's Prospectus:

SECURITIES LENDING

     The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

FUTURES CONTRACTS

     The Portfolio may enter into futures contracts, options, and options on futures contracts for the purposes of remaining fully invested and reducing transactions costs. In addition, interest rate futures and options are used to increase or reduce interest rate exposure resulting from market changes or cash flow variations. Futures and options also allow the efficient implementation of strategies to hedge U.S. positions with currency-hedged foreign interest rate exposure. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges boards of trade, or similar entity or quoted on an automated quotation system. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts generally only for hedging purposes.



     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS

     The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Portfolio will use futures contracts and related options only for "bona find hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of he Portfolio's total net assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Futures contracts, and options on futures contracts, may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS

     The Portfolio may purchase and sell put and call options on futures contracts securities and currencies for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED OPTIONS

     The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

     The Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Portfolio may engage in closing transactions in order to terminate put options that it has written.

PURCHASING OPTIONS

     The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

     The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.
Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with the Custodian.

     The Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralized the option by maintaining in a segregated account with the Custodian, cash or U.S. Government securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the- counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of the Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Portfolio may enter into forward contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio securities or other assets denominated in that currency.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. The Fund's Custodian will place cash, U.S. government securities, or high-grade debt securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts.

     The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolio's dealings in forward contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

     Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other related income including gains from options, futures and forward contracts, derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Portfolio's business of investing in securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's taxable year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payments.

                               PURCHASE OF SHARES

     Shares of the Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 with certain exceptions as may be determined from time to time by officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days:
Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day,
July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

     The Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                              REDEMPTION OF SHARES

REDEMPTIONS

     The Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Portfolio's Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Chase Global Funds Services Company ("the Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator, the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

     The following supplements the shareholder services information set forth in the Portfolio's Prospectus:

EXCHANGE PRIVILEGE

     Institutional Class Shares of the ICM Portfolios may be exchanged for Institutional Class Shares of the other ICM Portfolios. In addition, Institutional Class Shares of the ICM Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Prospectus .) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder, and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator, the Fund's transfer agent, will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares". As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     The Portfolio is are subject to the following restrictions which may be changed by the Fund's Board of Directors upon reasonable notice to investors. These restrictions supplement the investment objectives and policies set forth in the Prospectus. The Portfolio will not:

    (1) invest in commodities except that the Portfolio may invest in futures contracts and options to the extent that not more than 5% of the Portfolio's assets are required as deposit to secure obligations under futures contracts;

    (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

    (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

    (4)        purchase on margin or sell short except as specified in
               (1) above;

    (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

    (6) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

    (7) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

    (8) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

    (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

   (10) underwrite the securities of other issuers or invest more than an aggregate of 10% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

   (11) invest for the purpose of exercising control over management of any company;

   (12) invest its assets in securities of any investment company, except in connection with merger, acquisition of assets or consolidation;

   (13) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;

   (14) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

   (15) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                                     MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Portfolio's Prospectus. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their services as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
         (1)                   (2)                (3)                     (4)                   (5)

                                               Pension or                              Total Compensation
                            Aggregate      Retirement Benefits    Estimated Annual     from Registrant and
Name of Person,           Compensation     Accrued as Part of       Benefits Upon       Fund Complex Paid
Position                 From Registrant      Fund Expenses          Retirement            to Directors
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Director                      $24,435                  0                   0                $26,750

J. Edward Day
Director                      $24,435                  0                   0                $26,750

Philip D. English
Director                      $24,435                  0                   0                $26,750

William A. Humenuk
Director                      $24,435                  0                   0                $26,750


PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

     ICM Fixed Income Portfolio: Finney Trimble & Associates, Profit Sharing Plan, First National Bank of Maryland, P.O. Box 1596, Baltimore, MD, 22%; MSTA Pension, Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 14%; ICM-UAM Profit Sharing & 401(k) Plan, Investment Counselors of Maryland, 803 Cathedral Street, Baltimore,

MD, 13%; Bryn Mawr School, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 12%; Plitt & Co., c/o First National Bank of Maryland, P.O. Box, 1596, Baltimore, MD, 8%; Greenhorne & O'Mara, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 7% and Reliable Contracting Co., Inc., Profit Sharing Plan, Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 5%.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.



                               INVESTMENT ADVISER

CONTROL OF ADVISER

     Investment Counselors of Maryland, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December, 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August, 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

     The Adviser employs a conservative fixed income investment strategy. It is designed to provide superior, risk-adjusted returns with an emphasis on consistently outperforming the broad intermediate-term market as interest rates climb and participating in market rallies as rates fall. The investment process is largely driven by independent research on relative value along the yield curve and a view on interest rate trends. The Adviser considers events affecting both the U.S. and international capital markets in its analysis. Market models developed in-house and other internal systems quantify and monitor a broad set of risk measures used to identify relative value between sectors and within security groups. Relative value generally exists when a security or sector offers the prospect of superior rewards for a given amount of risk.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Georgia Gulf Corp. State of Maryland, Johns Hopkins Hospital, State of Kentucky, NYNEX, TRW Corp., and Wisconsin Power & Light.

     It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Portfolio's Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

                                                                          Rate
                                                                          ----
ICM Fixed Income Portfolio............................................   0.500%

     For the period November 3, 1992 (commencement of operations) to October 31, 1993, the Portfolio paid advisory fees of approximately $46,000, of which $33,000 was waived by the Adviser. For the fiscal years ended October 31, 1994 and

October 31, 1995, the Portfolio paid advisory fees of approximately $65,000 and $0 respectively. During these periods, the Adviser voluntarily waived advisory fees of approximately $59,000 and $76,000, respectively.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, the Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolio for their clients. During the fiscal years ended, October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                             ADMINISTRATIVE SERVICES

      In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the ICM Fixed Income Portfolio totaled $28,000. The basis of the fees paid to the Administrator for the 1993 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled
0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal years ended October 31, 1994 and October 31, 1995, administrative services fees paid to the Administrator by the ICM Fixed Income Portfolio totaled approximately $65,000 and $82,000. The services provided by the Administrator and the basis of the fees payable to the Administrator for the 1994 and 1995 fiscal years are described in the Portfolio's Prospectus.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Fund may from time to time quote various performance figures to illustrate the Fund's past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

     The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of return for the Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:



                                                     Since Inception
                                                       Through Year
                                One Year Ended            Ended         Inception
                               October 31, 1995     October 31, 1995      Date
                               ----------------     ----------------    ---------
ICM Fixed Income Portfolio          15.11%                 6.70%         11/3/92


     These figures are calculated according to the following formula:

     P (1 + T)n = ERV
where:


  P =     a hypothetical initial payment of $1,000
  T =     average annual total return
  n =     number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD

     Current yield reflects the income per share earned by a Portfolio's investments.

     Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Portfolio for the 30-day period ended on October 31, 1995 was 5.96%.

     This figure is obtained using the following formula:

     Yield = 2 [(a - b + 1)6 - 1]
                 -----
                   cd

where:


     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

(k) Lehman Brothers Aggregate Index - is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

(l) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(m) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(n) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

(o) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

(p) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(q) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(r) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

(s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

(t)  Consumer Price Index (or cost of Living Index), published by the
     U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

(u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(v) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

(w) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc.; and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, the Fund is offering shares of 30 Portfolios.

     The shares of each Portfolio of each Fund, when issued and paid for as provided for in its Prospectuses, will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Portfolios' Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Portfolios' Prospectus.


     As set forth in the Portfolios' Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of that Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

     The Financial Statements of the ICM Fixed Income Portfolio for the fiscal period ended October 31, 1995 and the Financial Highlights for the respective periods presented, which appear in the Portfolio's 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number: 0000950109-96-000061), are incorporated by reference.

                APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa - judged to be the best quality; carry the smallest degree of investment risk: Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe;
BBB - regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II.  DESCRIPTION OF MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the Portfolio will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

     Pools consist of whole mortgage loans or participants in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Portfolio may purchase pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages
(GPM) and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset the mortgage's interest rate with changes in open market interest rates. The Portfolio's interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolio's net asset value since the prices at which these securities are valued each day will reflect the payment procedure.

     All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

     As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities of different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

     Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through". These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

     Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

     The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

     The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned
U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the Portfolio will, however, be rated investment grade by Moody's or S&P.

     The Portfolio expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolio will, consistent with their investment objective and policies, consider making investments in such new types of securities.

III.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

IV.  DESCRIPTION OF COMMERCIAL PAPER

     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

V.  BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI.  DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------

                    INVESTMENT COUNSELORS OF MARYLAND, INC.
               SERVES AS INVESTMENT ADVISER TO THE ICM PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------


                        PROSPECTUS -- FEBRUARY 29, 1996


INVESTMENT OBJECTIVES


    UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open-end, management investment company known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and investment policies. Several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares. The ICM Portfolios currently offer only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of two diversified, no-load Portfolios of the Fund managed by Investment Counselors of Maryland, Inc.


ICM SMALL COMPANY PORTFOLIO. The objective of the ICM Small Company Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in the common stocks of smaller companies in terms of revenues and assets and, more importantly, in terms of market capitalization.

ICM EQUITY PORTFOLIO. The objective of the ICM Equity Portfolio is to provide maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in common stocks of relatively large companies measured in terms of revenues, assets and market capitalization. It is anticipated that nearly all of the companies represented in the Portfolio will have a market capitalization exceeding the median market capitalization of the stocks listed on the New York Stock Exchange.

    There can be no assurance that either of the Portfolios will meet its stated objective.

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION  OR ANY  STATE SECURITIES  COMMISSION, NOR  HAS THE
     SECURITIES  AND  EXCHANGE   COMMISSION  OR   ANY  STATE   SECURITIES
       COMMISSION  PASSED UPON  THE ACCURACY OF  THIS PROSPECTUS. ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES


    The following table illustrates the expenses and fees that a shareholder of the ICM Small Company and ICM Equity Portfolios will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.


                        SHAREHOLDER TRANSACTION EXPENSES

                                                                                                    ICM SMALL       ICM
                                                                                                     COMPANY      EQUITY
                                                                                                    PORTFOLIO    PORTFOLIO
                                                                                                   -----------  -----------
Sales Load Imposed on Purchases..................................................................        NONE         NONE
Sales Load Imposed on Reinvested Dividends.......................................................        NONE         NONE
Deferred Sales Load..............................................................................        NONE         NONE
Redemption Fees..................................................................................        NONE         NONE
Exchange Fees....................................................................................        NONE         NONE

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                                   ICM SMALL         ICM
                                                                                                    COMPANY        EQUITY
                                                                                                   PORTFOLIO      PORTFOLIO
                                                                                                  -----------    -----------
Investment Advisory Fees.......................................................................        .700%          .625%
Administrative Fees............................................................................        .120%         1.070%
12b-1 Fees.....................................................................................      NONE           NONE
Distribution Costs.............................................................................      NONE           NONE
Other Expenses.................................................................................        .050%          .725%
Advisory Fees Waived and Expenses Assumed by Adviser...........................................      --             (1.500)%
                                                                                                  -----------    -----------
Total Operating Expenses (After Fee Waiver)....................................................        .870%*         .920%*
                                                                                                  -----------    -----------
                                                                                                  -----------    -----------


------------------------

*Absent the fee  waiver and expenses  assumed by the  Adviser, annualized  Total
 Operating Expenses of the ICM Equity Portfolio for the fiscal year ended October 31, 1995 would have been 2.42%. The annualized Total Operating Expenses excludes the effect of expense offsets. If expense offsets were included, annualized Total Operating Expenses of the ICM Small Company Portfolio would be 0.86%, and the ratio of expenses to average net assets of the ICM Equity Portfolio would be 0.90%.



    The purpose of the above table is to assist the investor in understanding the various expenses and fees that an investor in the Portfolio will bear directly or indirectly. The expenses and fees set forth above are based on the Portfolios' operations during the fiscal year ended October 31, 1995.



    The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the ICM Equity Portfolio's total annual operating expenses from exceeding 0.90% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio.


    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.


                                                                           1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                         -----------  -----------  -----------  -----------
ICM Small Company Portfolio............................................   $       9    $      28    $      48    $     107
ICM Equity Portfolio...................................................   $       9    $      29    $      51    $     113


    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

INVESTMENT OBJECTIVES AND POLICIES

    ICM SMALL COMPANY PORTFOLIO. Seeks to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in the common stocks of smaller companies in terms of revenues and assets and, more importantly, in terms of market capitalization. See "INVESTMENT OBJECTIVES AND INVESTMENT POLICIES."

    ICM EQUITY PORTFOLIO. Seeks to provide maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in common stocks of relatively large companies measured in terms of revenues, assets and market capitalization. The Adviser anticipates that at least 80% of the companies represented in the Portfolio will have a market capitalization exceeding the median market capitalization of the stocks listed on the New York Stock Exchange. See "INVESTMENT OBJECTIVES AND INVESTMENT POLICIES."

INVESTMENT ADVISER


    Investment Counselors of Maryland, Inc. (the "Adviser"), an investment counseling firm founded in 1972, serves as investment adviser to six of the Fund's Portfolios. In addition to the Portfolios, the Adviser serves as investment adviser to the ICM Fixed Income, ICM Short-Intermediate-Term Fixed Income, and ICM Intermediate-Term Fixed Income Portfolios. The Adviser presently manages over $4 billion in assets for institutional clients and high net worth individuals. See "INVESTMENT ADVISER."


PURCHASE OF SHARES


    The Fund offers shares of common stock, par value $.001, of the Portfolios through UAM Fund Distributors, Inc. (the "Distributor") to investors without a sales commission at net asset value next determined after a purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for the ICM Small Company Portfolio is $5,000,000 with certain exceptions as may be determined from time to time by the officers of the Fund. The minimum initial investment for the ICM Equity Portfolio is $100,000 with certain exceptions as may be determined from time to time by the officers of the Fund. The minimum for subsequent investments for each Portfolio is $1,000. See "PURCHASE OF SHARES."


DIVIDENDS AND DISTRIBUTIONS

    The Portfolios pay dividends from available income quarterly and distribute available long-term capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

REDEMPTIONS AND EXCHANGES


    Shares of the Portfolios may be redeemed at any time, without cost, at the net asset value of the Portfolios next determined after receipt of the redemption request. The Portfolios' share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. Institutional Class Shares of each of the ICM Portfolios may be exchanged for Institutional Class Shares of any other ICM Portfolio as well as for Institutional Class Shares of a Portfolio included in the UAM Funds. See "REDEMPTION OF SHARES" and "SHAREHOLDER SERVICES."


RISK FACTORS


    Prospective investors in the Fund should consider the following factors associated with an investment in the Portfolios: (1) Each Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "OTHER INVESTMENT POLICIES--FUTURES CONTRACTS AND OPTIONS.") (2) In addition, each Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.") The value of the Portfolios' shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolio invest.


                              FINANCIAL HIGHLIGHTS


    The following tables provide selected per share data and ratios for a share outstanding throughout each of the respective periods presented and are part of the ICM Small Company and ICM Equity Portfolios' Financial Statements included in the Portfolios' 1995 Annual Reports to Shareholders which are incorporated by reference into the Portfolios' Statement of Additional Information. The Financial Statements for the period ended October 31, 1995 for the ICM Small Company and ICM Equity Portfolios have been examined by Price Waterhouse

LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Statement of Additional Information. The following information should be read in conjunction with the ICM Small Company and ICM Equity Portfolios' 1995 Annual Reports to Shareholders.


                                                             ICM SMALL COMPANY PORTFOLIO
                                -------------------------------------------------------------------------------------
                                APRIL 19* TO                           YEARS ENDED OCTOBER 31,
                                 OCTOBER 31,    ---------------------------------------------------------------------
                                    1989          1990        1991       1992        1993        1994         1995
                                -------------   ---------   --------   --------   ----------   ---------   ----------
Net Asset Value, Beginning of
 Period.......................     $10.00       $  9.92     $  7.78    $ 12.50    $ 14.96      $  18.75    $  17.05
                                   ------       ---------   --------   --------   ----------   ---------   ----------
Income from Investment
 Operations:
  Net Investment Income.......       0.08          0.13        0.14       0.11       0.08          0.09        0.16
  Net Realized and Unrealized
   Gain (Loss) on
   Investments................      (0.09)        (2.05)       4.73       2.81       4.94          0.64        2.70
                                   ------       ---------   --------   --------   ----------   ---------   ----------
    Total from Investment
     Operations...............         (0.01)        (1.92)       4.87       2.92       5.02          0.73        2.86
                                   ------       ---------   --------   --------   ----------   ---------   ----------
Distributions.................
  Net Investment Income.......      (0.07)        (0.14)      (0.15)     (0.10)     (0.07)        (0.09)      (0.14)
  Realized Net Gains..........     --             (0.08)      --         (0.36)     (1.16)        (2.34)      (0.73)
                                   ------       ---------   --------   --------   ----------   ---------   ----------
    Total Distributions.......      (0.07)        (0.22)      (0.15)     (0.46)     (1.23)        (2.43)      (0.87)
                                   ------       ---------   --------   --------   ----------   ---------   ----------
Net Asset Value, End of
 Period.......................     $ 9.92       $  7.78     $ 12.50    $ 14.96    $ 18.75      $  17.05    $  19.04
                                   ------       ---------   --------   --------   ----------   ---------   ----------
                                   ------       ---------   --------   --------   ----------   ---------   ----------
Total Return..................       (.13)%      (19.77)%     62.79%     23.96%     35.20%         4.59%      17.73%
                                   ------       ---------   --------   --------   ----------   ---------   ----------
                                   ------       ---------   --------   --------   ----------   ---------   ----------
Ratio and Supplemental Data:
  Net Assets, End of Period
   (Thousands)................     $9,487       $18,732     $43,559    $58,483    $81,870      $115,761    $250,798
    Ratio of Expenses to
     Average Net Assets.......       2.43%**       1.14%       1.02%      0.95%      0.95%         0.93%       0.87%#
    Ratio of Net Investment
     Income to Average Net
     Assets...................       1.81%**       1.52%       1.32%      0.77%      0.46%         0.58%       1.02%
Portfolio Turnover Rate.......         18%           40%         49%        34%        47%           21%         20%


                                        ICM EQUITY PORTFOLIO
                                -------------------------------------
                                 OCTOBER 1,      YEARS ENDED OCTOBER
                                  1993* TO               31,
                                 OCTOBER 31,    ---------------------
                                    1993          1994        1995
                                -------------   ---------   ---------
Net Asset Value, Beginning of
 Period.......................     $10.00       $ 9.94      $10.41
                                   ------       ---------   ---------
Income from Investment
 Operations:
  Net Investment Income.......       0.01         0.20        0.26
  Net Realized and Unrealized
   Gain (Loss) on
   Investments................      (0.07)        0.45        1.75
                                   ------       ---------   ---------
    Total from Investment
     Operations...............         (0.06)        0.65     2.01
                                   ------       ---------   ---------
Distributions.................
  Net Investment Income.......     --            (0.18)      (0.26)
  Realized Net Gains..........     --             --         (0.02)
                                   ------       ---------   ---------
    Total Distributions.......     --            (0.18)      (0.28)
                                   ------       ---------   ---------
Net Asset Value, End of
 Period.......................     $ 9.94       $10.41      $12.14
                                   ------       ---------   ---------
                                   ------       ---------   ---------
Total Return..................      (0.60)%++     6.63%++    19.62%++
                                   ------       ---------   ---------
                                   ------       ---------   ---------
Ratio and Supplemental Data:
  Net Assets, End of Period
   (Thousands)................     $1,977       $3,659      $6,865
    Ratio of Expenses to
     Average Net Assets.......       0.90%**      0.90%       0.92%#
    Ratio of Net Investment
     Income to Average Net
     Assets...................       1.06%**      2.15%       2.44%
Portfolio Turnover Rate.......         11%          17%         37%


----------------------------------
*   Commencement of Operations.
**  Annualized

+ Net of voluntarily waived fees and expenses assumed by the Adviser of $.04, $.21 and $.16 per share for the period ended October 31, 1993 and the year ended October 31, 1994 and 1995, respectively.


++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.


# The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.86% and 0.90% for the ICM Small Company and ICM Equity Portfolios, respectively.


                            PERFORMANCE CALCULATIONS

    Each Portfolio may advertise or quote yield data from time to time. The yield of a Portfolio is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, a Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

    Similarly from time to time, each Portfolio may advertise or quote total return data. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a Portfolio during the period are reinvested in Portfolio shares. The Portfolios' Annual Reports to Shareholders for the most recent fiscal year end contain additional performance information that includes comparisons with appropriate indices. The Annual Reports are available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                             INVESTMENT OBJECTIVES

ICM SMALL COMPANY PORTFOLIO. The objective of the ICM Small Company Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization and which, in the Adviser's opinion, are undervalued at the time of purchase. Capital return is likely to be the predominant component of the Portfolio's total return.

ICM EQUITY PORTFOLIO. The objective of the ICM Equity Portfolio is to provide maximum long-term return consistent with reasonable risk to principal, by investing primarily in common stocks of relatively large companies measured in terms of revenues, assets and market capitalization and which, in the Adviser's opinion, are undervalued at the time of purchase. The Adviser anticipates that at least 80% of all the companies represented in the Portfolio will have a market capitalization exceeding the median market capitalization of the stocks listed on the New York Stock Exchange. Capital return is likely to be the predominant component of the Portfolio's total return.

    There can be no assurance that either of the Portfolios will achieve its stated objective.

                              INVESTMENT POLICIES

ICM SMALL COMPANY PORTFOLIO. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of smaller, less established companies in terms of revenues and assets and, more importantly, market capitalization. In addition, the Portfolio may, to a limited extent, invest in convertible bonds or convertible preferred stocks. Securities selected for the Portfolio will be chosen from the New York and American Stock Exchanges or from the over-the-counter markets operated by the National Association of Securities Dealers. For a company's securities to be considered for purchase, the company's stock market capitalization (the total market value of its outstanding shares) generally must range from $50 million to $700 million.

    The security selection process for the Portfolio focuses on those companies within the market capitalization range outlined above and which also sell at a price-earnings (P/E) ratio less than the P/E ratio of the Standard & Poor's 500 Index. The Adviser believes that shares in companies with relatively small market capitalizations and low P/E ratios are likely to provide superior rates of return over an extended period of time relative to both the stock market in general and larger companies with high P/E ratios. Using screening parameters such as relative P/E ratio, relative return on equity, and other financial ratios, the Adviser screens a universe of several thousand small capitalization companies to identify potentially undervalued securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. In addition, the Adviser tends to focus on those companies whose earnings momentum is accelerating and/or recent earnings have exceeded general expectations.

    It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (less than 20% under normal circumstances) as market timing is not a part of the Adviser's investment strategy. For temporary defensive purposes, the Portfolio may reduce its holdings of equity securities and increase its holdings in short-term investments.

    The Adviser anticipates that the majority of the investments in the Portfolio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased if they pass the selection process outlined above. In addition, if shares of a foreign company are purchased, they must be traded in the United States as sponsored American Depositary Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances ADRs will not comprise more than 20% of the Portfolio's assets.

ICM EQUITY PORTFOLIO. The ICM Equity Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of relatively large companies in terms of revenues, assets, and market capitalization. The Portfolio may also invest in convertible bonds or convertible preferred stocks to a limited extent. The Portfolio's securities will be chosen primarily from the New York and American Stock Exchanges or from the over-the-counter markets operated by the National Association of Securities Dealers.

    The security selection process for the Portfolio focuses upon those stocks with low price-earnings (P/E) ratios relative to the price-earnings ratio of the Standard & Poor's 500 Index ("S&P 500 Index"). In the Adviser's opinion, stocks with low P/E ratios have been shown to provide superior rates of return to investors when compared to high P/E stocks over extended periods of time and through a variety of economic and market cycles. Using screening parameters such as relative P/E ratio, relative return on equity, and other financial ratios, the Adviser screens several thousand stocks to identify potentially undervalued securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. The Adviser conducts interviews with company managements and reviews the assessments and opinions of outside analysts and consultants. Typically, the Adviser invests in companies that have an above-average return on equity, are financially strong, and yet are selling at a P/E ratio below that of the S&P 500 Index. Securities are sold when, in the Adviser's opinion, the shares become relatively overvalued or more attractive alternatives are found.

    It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (less than 20% under normal circumstances) as market timing is not a part of the Adviser's investment strategy. For temporary defensive purposes, the Portfolio may reduce its holdings or equity securities and increase its holdings in short-term investments.

    The Adviser anticipates that the majority of the investments in the Portfolio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased, if they pass the selection process outlined above. In addition, if shares of a foreign company are purchased, they must be traded in the United States as sponsored American Depositary Receipts which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, foreign securities will not comprise more than 20% of the Portfolio's assets.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    There may be periods when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate. During such periods, each Portfolio may adopt a temporary defensive posture in which greater than 35% of its net assets are invested in the following instruments consistent with each Portfolio's investment policies as set forth above. All money market instruments purchased by a Portfolio must have a maturity date of two years or less from the date of purchase, and the average dollar-weighted maturity of the money market instruments in aggregate in the Portfolio must be one year or less. Each Portfolio may invest in:

    (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days may not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

        Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

        Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio;

    (2) Commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by S&P or by Moody's;

    (3) Short-term corporate obligations rated A or better by S&P or by Moody's;

    (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

    (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

    (6) Repurchase agreements collateralized by securities listed above.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS

    Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances as long as the Fund's Board of Directors has evaluated the creditworthiness of the bank or dealer with which the Portfolio is entering into the transaction. In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than
(i) the repurchase price if such securities mature in one year or less, or (ii) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for each Portfolio.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



RESTRICTED SECURITIES



    Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Certain restrictions applicable to each Portfolio limit their investment in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale to no more than 10% of each Portfolio's net assets. The prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.


LENDING OF SECURITIES

    Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. A Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940
Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

PORTFOLIO TURNOVER

    Generally, the Portfolios will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. However, it is expected that the annual portfolio turnover rate for each Portfolio will not exceed 80%. A rate of turnover of 100% would occur, for example, if all the securities held by a Portfolio were replaced within a period of one year. The Portfolios will not normally engage in short-term trading but reserve the right to do so. The table set forth in "Financial Highlights" presents the historical portfolio turnover ratios for the Portfolios.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES

    Each  Portfolio  may  purchase and  sell  securities on  a  "when-issued" or
"forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued or delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to the transaction. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolios will maintain a separate account of cash, U.S. Government securities or other high-grade debt obligations at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has deposited in a segregated account.

    Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.

FUTURES CONTRACTS AND OPTIONS

    In order to remain fully invested, and to reduce transaction costs, each Portfolio may utilize appropriate futures contracts and options to a limited extent. Specifically, each Portfolio is authorized to invest in stock futures and options. For example, in order to remain fully exposed to the movements of the market, while maintaining liquidity to meet potential shareholder redemptions, each Portfolio may invest a portion of its assets in stock futures contracts. Because futures contracts only require a small initial margin deposit, the Portfolios would then be able to keep a cash reserve available to meet potential redemptions, while at the same time being effectively fully invested. Also, because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs.

    In addition, each Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as margin deposit to secure obligations under such contracts. A Portfolio will engage in futures and options transactions for hedging purposes only. A Portfolio will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the Fund's custodian bank.

    The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures and options relating to the stocks purchased or sold by a Portfolio; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a Portfolio's ability to hedge. In the opinion of the Fund's Directors, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.


INVESTMENT COMPANIES



    As permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


    Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of the Portfolio," as defined in the 1940 Act.

                             INVESTMENT LIMITATIONS



    Each Portfolio has adopted certain limitations designed to reduce its exposure to specific situations. Some of these limitations are that a Portfolio will not:



    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);



    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    (c) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;



    (d) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;



    (e) make loans except (i) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of a Portfolio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;



    (f) (i) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets (10% for the ICM Small Company Portfolio) valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; and



    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.



    The investment objective of each Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of that Portfolio. Except with respect to limitations (a), (b), (d), (e) and
(f)(i), the ICM Equity Portfolio's investment limitations and policies described in this Prospectus and in the Statement of Additional Information are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to investors. With respect to the ICM Small Company Portfolio, all of the above limitations are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.


                             INVESTMENT SUITABILITY

    Each Portfolio is designed principally for the investments of high net worth individuals and tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Each
Portfolio is also suitable for individual tax-deferred retirement plans including 401(k) Deferred Contribution Plans and IRA Contributions or Rollovers. A Portfolio's securities transactions will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains, and dividend income under the Internal Revenue Code.

                               PURCHASE OF SHARES


    Shares of each Portfolio may be purchased without sales commission, at the net asset value per share next determined after receipt of the purchase order and payment. (See "VALUATION OF SHARES.") The minimum initial investment required for the ICM Small Company Portfolio is $5,000,000 with certain exceptions as may be determined from time to time by the officers of the Fund. The minimum initial investment required for the ICM Equity Portfolio is $100,000 with certain exceptions as may be determined from time to time by the officers of the Fund.

INITIAL INVESTMENTS BY MAIL


    An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check payable to "UAM Funds, Inc.", to:



                                   UAM Funds
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy (manually signed) of the Account Registration Form must be mailed to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110


    The Portfolio(s) to be purchased should be designated on the Account Registration Form. Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund.

INITIAL INVESTMENTS BY WIRE

    Shares of each Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

    (a) Telephone the Fund's Transfer Agent (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the Portfolio(s) selected, the amount being wired and the name of the bank wiring the funds. An account number will then be provided to you.

    (b) Instruct your bank to wire the specified amount to the Fund's Custodian;


                                 The Bank of New York
                                  New York, NY 10286
                                   ABA #0210-0023-8
                                 DDA Acct. #000-67-511
                                 F/B/O UAM Funds, Inc.

                       Ref: Portfolio Name ___________________
                       Your Account Number ___________________
                         Your Account Name ___________________


    (c) A completed Account Registration Form must be forwarded to the UAM Funds Service Center and
       UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the NYSE and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment is $1,000) by purchasing shares at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank as outlined above. It is very important that your account number, account name, and the Portfolio name be specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the UAM Funds Service Center (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


OTHER PURCHASE INFORMATION

    The purchase price of the shares of each Portfolio of the Fund is the net asset value next determined after the order is received. (See "VALUATION OF SHARES.") An order received prior to the close of the NYSE will be executed at the price computed on the date of receipt; an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of its Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

    Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


    Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.



    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.


IN-KIND PURCHASES


    If accepted by the Fund, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of a Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included in the Portfolio whose shares are to be issued and current market quotations are readily available for such securities; (2) the investor represents  and  agrees that  all  securities offered  to  be exchanged  are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and (3) the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

    Shares of each Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

    Each Portfolio will redeem its shares at the net asset value determined on the date the request is received in "good order". Your request should be addressed to:


                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    "Good order" means that the request to redeem shares must include the following documentation:

    (a) The stock certificates, if issued;

    (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any required signature  guarantees (see  "SIGNATURE GUARANTEES"  below);
        and

    (d) Other supporting legal documentation, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.


SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, and (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, then the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


    To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Institutional Class Shares of each ICM Portfolio may be exchanged for Institutional Class Shares of the other ICM Portfolios. In addition, Institutional Class Shares of each ICM Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.



    Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.


    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE" above.

    For Federal income tax purposes, an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person or entity by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "REDEMPTION OF SHARES" for a definition of "good order.")


                              VALUATION OF SHARES

    The net asset value of each Portfolio is determined by dividing the sum of the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of the NYSE on each day that the NYSE is open for business.

    Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the asked prices nor less than the bid prices.

    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Directors.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Each Portfolio will normally distribute substantially all of its net investment income to shareholders in the form of quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute such gains with the last dividend for the fiscal year.

    Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    All dividend and capital gains distributions made by a Portfolio will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    Each Portfolio intends to qualify each year as a "regulated investment company" under Federal tax law, and if it qualifies, will not be liable for Federal income taxes to the extent it distributes all of its net investment income and net realized capital gains. Dividends, either in cash or reinvested in shares, paid by the Fund from net investment income and net short-term capital gains will be taxable to shareholders as ordinary income and will generally qualify in part for the 70% dividends received deduction for corporations, but the portion of the dividends so qualified depends on the ratio of the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources to the total taxable income of the Portfolio, exclusive of long-term capital gains.

    Whether paid in cash or additional shares of the Portfolio, and regardless of the length of time the shares in such Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    Exchanges and redemptions of shares in a Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such exchanges and redemptions.

    Each Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal excise tax. To do so, each Portfolio of the Fund expects to distribute an amount equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in October, November, or December to shareholders of record in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Fund and should consult with their tax advisers with respect to the tax status of such distributions in their particular state and locality.

                               INVESTMENT ADVISER


    Investment Counselors of Maryland, Inc. is a Maryland corporation formed in 1972 and is located at 803 Cathedral Street, Baltimore, MD 21201. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had over $4 billion in assets under management.


    The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios and a description of their business experience during the past five years are as follows:

    ICM Small Company Portfolio -- Robert D. McDorman, Jr.
    ICM Equity Portfolio -- David E. Nelson

    ROBERT D. MCDORMAN, JR. -- Principal. Mr. McDorman joined ICM in June, 1985. His primary responsibilities are the management of the ICM Small Company Portfolio and related separate accounts and equity security analysis. Prior to joining ICM, Mr. McDorman managed the Financial Industrial Income Fund. Mr. McDorman earned his B.A. degree at Trinity College and his law degree at the University of Baltimore. He is a Chartered Financial Analyst. Mr. McDorman has managed the ICM Small Company Portfolio since its inception.

    DAVID E. NELSON -- Principal and Director of Equity Research. Mr. Nelson joined ICM in October, 1989. Prior to that, he was Senior Vice President,
Director of Research for Legg Mason. Mr. Nelson is an honors graduate of Wesleyan University and received his M.B.A. in Finance from Washington University in 1976. He is a Chartered Financial Analyst. Mr. Nelson has managed the ICM Equity Portfolio since its inception.

    Additional members of the Investment Counselors of Maryland ("ICM") team of professionals are as follows:

    CRAIG LEWIS -- Principal and Chief Investment Officer. Prior to founding ICM in 1972, he was Vice President of Investments at First National Bank of Maryland. Before that, he served as Vice President and Director of Research at Robert Garrett & Sons, Inc., a NYSE member firm. Mr. Lewis is a Chartered Financial Analyst and past President of the Baltimore Security Analysts Society. He is a graduate of Princeton University.


    PAUL L. BORSSUCK -- Principal. Mr. Borssuck heads the Individual Capital Management Division at ICM. Prior to joining ICM, he served as Chairman of the Investment Policy Committee at Mercantile Safe-Deposit and Trust Company where he managed the portfolios of high net worth clients. Prior to that, he headed the institutional funds management section at American Security and Trust Company in Washington, D.C. Mr. Borssuck earned his B.S. degree and M.B.A. from Lehigh University. He is a Chartered Financial Analyst.



    LINDA W. MCCLEARY -- Principal. Ms. McCleary is responsible for the organization and administration of the Fixed Income Group at ICM and manages fixed income portfolios. She joined ICM in 1978 having worked previously as a Trust Investment Officer at Equitable Trust Company. She is a CUM LAUDE graduate of Smith College and holds an M.B.A. from Loyola College.



    STEPHEN T. SCOTT -- Principal. Mr. Scott specializes in the management of private foundations and endowments. He joined ICM in 1973 after having served as portfolio manager at Chase Manhattan Bank and Mercantile Safe-Deposit and Trust Company. He is a graduate of Randolph-Macon College and Columbia University Graduate School of Business.



    ROBERT F. BOYD -- Executive Vice President. Mr. Boyd joined ICM in December, 1995 as a Senior Security and Quantitative Analyst and Portfolio Manager. Prior to joining ICM, he was a Managing Director and Portfolio Manager at Brandywine Asset Management. Prior to that he was Director of Equity and Quantitative
Research at Mercantile Safe Deposit & Trust Company for 15 years. Mr. Boyd earned his B.S. degree from the University of Virginia, and his M.B.A. degree from Columbia University. He is a Chartered Financial Analyst.



    CHARLES W. NEUHAUSER -- Senior Vice President. Mr. Neuhauser joined ICM in August, 1991 as a security analyst in the equity research department. Prior to that, he served as a security analyst at Bear, Stearns & Company, Inc. in New York and then Legg Mason in Baltimore. He began in the investment business as an analyst with Ruane, Cunniff & Company, managers of the Sequoia Fund. Mr. Neuhauser is a graduate of Columbia University. He is a Chartered Financial Analyst.



    DANIEL O. SHACKELFORD -- Senior Vice President. Mr. Shackelford joined ICM in November, 1993 as a fixed income portfolio manager. He has 15 years of fixed income experience, most recently as a portfolio manager for the University of North Carolina at Chapel Hill ("UNC") from 1991 through 1993. Mr. Shackelford is a graduate of UNC and received his M.B.A. from the Fuqua School of Business at Duke University, which he attended from 1989 to 1991. Mr. Shackelford is a Chartered Financial Analyst. Prior to 1989, Mr. Shackelford held the position of portfolio manager at UNC.


    Under Investment Advisory Agreements (the "Agreements") with the Fund dated as of March 20, 1989 and June 28, 1993, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of the Portfolios. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolios and to place the Portfolios' purchase and sales orders.

    As compensation for the services rendered by the Adviser under the Agreements, each Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

                                                                                                      RATE
                                                                                                    ---------
ICM Small Company Portfolio.......................................................................    0.700%
ICM Equity Portfolio..............................................................................    0.625%


    The Adviser has voluntarily agreed to waive its advisory fees and to assume operating expenses on behalf of the ICM Equity Portfolio, if necessary, in order to keep its total annual operating expenses from exceeding 0.90% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio.



    In addition, the Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.


                            ADMINISTRATIVE SERVICES


    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement dated as of December 16, 1991. The services provided under this Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under Federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Fund Administration Agreement, as amended February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06 of 1% of the aggregate assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which rises from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.

                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the ICM Portfolios included in this Prospectus. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to stockholders.



                             PORTFOLIO TRANSACTIONS


    The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.


    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.


    Some securities considered for investment by each of the Portfolios may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to UAM Funds, Inc. The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering 30 Portfolios. The Board of Directors may create additional Portfolios and classes of shares of the Fund in the future at its discretion.



    The shares of each Portfolio of the Fund are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of January 31, 1996, ICM/United Asset Management Corporation Profit Sharing & 401(k) Plan, Baltimore, MD held of record 43% and Reliable Contracting Co., Inc. Profit Sharing Plan, Baltimore, MD held of record 26% of the outstanding shares of the ICM Equity Portfolio Institutional Class Shares. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not hold annual meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.


CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*          Director  and  Executive Vice  President of  the Fund;  President of
1133 Avenue of the Americas   Regis Retirement Plan Services, since 1993; Former President of UAM
New York, NY 10036            Fund  Distributors,   Inc.;   Formerly  responsible   for   Defined
                              Contribution   Plan  Services  at  a   division  of  the  Equitable
                              Companies, Dreyfus Corporation and Merrill Lynch.
JOHN T. BENNETT, JR.         Director of  the  Fund;  President of  Squam  Investment  Management
College Road - RFD 3          Company,  Inc. and Great Island Investment Company, Inc.; President
Meredith, NH 03253            of Bennett Management Company from 1988 to 1993.
J. EDWARD DAY                Director of the Fund;  Retired Partner in  the Washington office  of
5804 Brookside Drive          the  law firm Squire,  Sanders & Dempsey;  Director, Medical Mutual
Chevy Chase, MD 20815         Liability Insurance Society of Maryland; Formerly, Chairman of  The
                              Montgomery County, Maryland, Revenue Authority.
PHILIP D. ENGLISH            Director  of  the Fund;  President  and Chief  Executive  Officer of
16 West Madison Street        Broventure  Company,  Inc.;  Chairman  of  the  Board  of   Chektec
Baltimore, MD 21201           Corporation and Cyber Scientific, Inc.
WILLIAM A. HUMENUK           Director  of the Fund; Partner in the Philadelphia office of the law
4000 Bell Atlantic Tower      firm Dechert Price & Rhoads; Director, Hofler Corp.
1717 Arch Street
Philadelphia, PA 19103
NORTON H. REAMER*            Director, President  and  Chairman  of the  Fund;  President,  Chief
One International Place       Executive  Officer  and  a  Director  of  United  Asset  Management
Boston, MA 02110              Corporation; Director, Partner or Trustee of each of the Investment
                              Companies of the Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*       Director of  the Fund;  President and  Chief Investment  Officer  of
One Financial Center          Dewey Square Investors Corporation ("DSI") since 1988; Director and
Boston, MA 02111              Chief  Executive  Officer  of  H.T.  Investors,  Inc.,  formerly  a subsidiary of DSI.
WILLIAM H. PARK*             Vice President and Assistant Treasurer  of the Fund; Executive  Vice
One International Place       President  and Chief  Financial Officer of  United Asset Management
Boston, MA 02110              Corporation.
ROBERT R. FLAHERTY*          Treasurer of the Fund; Manager of Fund Administration and Compliance
73 Tremont Street             of the Administrator since March  1995; formerly Senior Manager  of
Boston, MA 02108              Deloitte & Touche LLP from 1985 to 1995.
KARL O. HARTMANN*            Secretary  of the Fund; Senior Vice President, Secretary and General
73 Tremont Street             Counsel of  Administrator;  Senior Vice  President,  Secretary  and
Boston, MA 02108              General  Counsel  of Leland,  O'Brien, Rubinstein  Associates, Inc.
                              from November 1990 to November 1991.
HARVEY M. ROSEN*             Assistant  Secretary  of   the  Fund;  Senior   Vice  President   of
73 Tremont Street             Administrator.
Boston, MA 02108


--------------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES


ACADIAN ASSET MANAGEMENT, INC.
      Acadian Emerging Markets Portfolio
      Acadian International Equity Portfolio


BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.


      BHM&S Total Return Bond Portfolio


CHICAGO ASSET MANAGEMENT COMPANY
      Chicago Asset Management Value/Contrarian Portfolio
      Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
      C&B Balanced Portfolio
      C&B Equity Portfolio

C. S. MCKEE & COMPANY, INC.
      McKee U.S. Government Portfolio
      McKee Domestic Equity Portfolio
      McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
      DSI Disciplined Value Portfolio
      DSI Limited Maturity Bond Portfolio
      DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
      FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
      ICM Equity Portfolio
      ICM Fixed Income Portfolio
      ICM Small Company Portfolio


INVESTMENT RESEARCH COMPANY


      IRC Enhanced Index Portfolio


MURRAY JOHNSTONE INTERNATIONAL LTD.
      MJI International Equity Portfolio


NEWBOLD'S ASSET MANAGEMENT, INC.


      Newbold's Equity Portfolio


NWQ INVESTMENT MANAGEMENT COMPANY
      NWQ Balanced Portfolio
      NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
      Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
      Sirach Fixed Income Portfolio
      Sirach Growth Portfolio
      Sirach Short-Term Reserves Portfolio
      Sirach Special Equity Portfolio
      Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.

      SAMI Preferred Stock Income Portfolio
      Enhanced Monthly Income Portfolio


STERLING CAPITAL MANAGEMENT COMPANY
      Sterling Partners' Balanced Portfolio
      Sterling Partners' Equity Portfolio
      Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
      TS&W Equity Portfolio
      TS&W Fixed Income Portfolio
      TS&W International Equity Portfolio

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
                 (This page has been left blank intentionally.)

                                   UAM FUNDS



                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   PROSPECTUS
                               FEBRUARY 29, 1996
                               Investment Adviser
                    INVESTMENT COUNSELORS OF MARYLAND, INC.
                              803 Cathedral Street
                           Baltimore, Maryland 21201
                                 (410) 539-3838

--------------------------------------------------------------------------------


                                  Distributor
                          UAM FUND DISTRIBUTORS, INC.
                              211 Congress Street
                                Boston, MA 02110


                               TABLE OF CONTENTS

                                                      PAGE
                                                    ---------
Fund Expenses.....................................          2
Prospectus Summary................................          3
Financial Highlights..............................          3
Performance Calculations..........................          4
Investment Objectives.............................          5
Investment Policies...............................          5
Other Investment Policies.........................          6
Investment Limitations............................         10
Investment Suitability............................         10
Purchase of Shares................................         10
Redemption of Shares..............................         12
Shareholder Services..............................         14

                                                      PAGE
                                                    ---------
Valuation of Shares...............................         14
Dividends, Capital Gains Distributions and
 Taxes............................................         15
Investment Adviser................................         16
Administrative Services...........................         17
Distributor.......................................         18
Portfolio Transactions............................         18
General Information...............................         18
Directors and Officers............................         20
UAM Funds --
 Institutional Class Shares.......................         21


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                        PART B


                                      UAM FUNDS
                             ICM SMALL COMPANY PORTFOLIO
                                ICM EQUITY PORTFOLIO
                             INSTITUTIONAL CLASS SHARES
                       STATEMENT OF ADDITIONAL INFORMATION
                                  FEBRUARY 28, 1996


  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the ICM Small Company and ICM Equity Portfolios' Institutional Class Shares dated February 28, 1996. To obtain the Prospectus, please call the UAM Funds Service Center:

                                   1-800-638-7983



                                 Table of Contents


                                                                          Page
                                                                          ----
Investment Objectives and Policies .......................................  2
Purchase of Shares .......................................................  4
Redemption of Shares .....................................................  4
Shareholder Services .....................................................  5
Investment Limitations ...................................................  6
Management of the Fund ...................................................  7
Investment Adviser .......................................................  9
Portfolio Transactions ...................................................  9
Administrative Services .................................................. 10
Performance Calculations ................................................. 10
General Information ...................................................... 13
Financial Statements ..................................................... 14
Appendix - Description of Securities and Ratings ......................... A-1

                       INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment policies of the ICM Small Company and ICM Equity Portfolios (the "Portfolios") as set forth in the Portfolios' Prospectus:

SECURITIES LENDING

  The Portfolios may lend their investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolios. The Portfolios may lend their investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolios at any time, and (d) the Portfolios receive reasonable interest on the loan (which may include the Portfolios investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Directors.

  At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and are approved by the investment company's Directors. The Portfolios will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

FUTURES CONTRACTS

  The Portfolios may enter into futures contracts, options, and options on futures contracts for the purposes of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

  Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolios intend to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

  The Portfolios will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of their initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolios will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts would exceed 20% of their total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

  The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain their required margin. In such situations, if the Portfolios have insufficient cash, they may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolios may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolios' ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio is engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. The Portfolios would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying a futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Portfolios could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolios of margin deposits in the event of bankruptcy of a broker with whom the Portfolios have an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

  Except for transactions the Portfolios have identified as hedging transactions, the Portfolios are required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  In order for the Portfolios to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of their gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolios' annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolios' fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolios' fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolios' other investments and shareholders will be advised on the nature of the payments.

                               PURCHASE OF SHARES

  Shares of each Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investments required for the ICM Small Company and ICM Equity Portfolios are $5,000,000 and $100,000, respectively with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

  Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                                 REDEMPTION OF SHARES

REDEMPTIONS

  Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

  No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by a Portfolio.

SIGNATURE GUARANTEES

  To protect your account, the Fund and Chase Global Funds Services Company ("the Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

  Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                               SHAREHOLDER SERVICES

  The following supplements the shareholder services information set forth in the Prospectus:

EXCHANGE PRIVILEGE

  Institutional Class Shares of each ICM Portfolio may be exchanged for Institutional Class Shares of the other ICM Portfolios. In addition, Institutional Class Shares of each ICM Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the

Administrator, the Fund's transfer agent, will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

  Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares". As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

  Each Portfolio is subject to the following restrictions which are fundamental policies and in the case of the ICM Small Company Portfolio may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. The Portfolios will not:

    (1) invest in commodities except that the Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

    (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

    (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

    (4) purchase on margin or sell short except as specified in (1) above;*

    (5) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

    (6) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

    (7) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;*


-----------
* This restriction is a non-fundamental policy of the ICM Equity
  Portfolio. Therefore, it may be changed by the Fund's Board of Directors upon a reasonable notice to investors.

    (8) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the ICM Small Company Portfolio's gross assets (331/3% for the ICM Equity Portfolio) valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

    (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;*

   (10) underwrite the securities of other issuers;

   (11) invest more than an aggregate of 10% of net assets determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

   (12) invest for the purpose of exercising control over management of any company;*

   (13) invest its assets in securities of any investment company, except in connection with merger, acquisition of assets or consolidation;*

   (14) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;*

   (15) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

   (16) write or acquire options or interests in oil, gas or other mineral exploration or development programs.*

------------
* This restriction is a non-fundamental policy of the ICM Equity
  Portfolio. Therefore, it may be changed by the   Fund's Board of
  Directors upon a reasonable notice to investors.

  In addition, both the ICM Small Company and ICM Equity Portfolios are subject to the following limitations which are not fundamental policies and may be changed without shareholder approval. The Portfolios will not:

    (1) not purchase warrants if, by reason of such purchase, more than 5% of the value of the Portfolio's net assets (taken at market value) would be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on a recognized stock exchange;

   (2) invest in real estate limited partnership interests; and

   (3) invest in oil, gas or other mineral leases.

                               MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

  The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Portfolio's Prospectus. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

  The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their services as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.

-------------------------------------------------------------------------------------------------------------------
           (1)                     (2)                   (3)                  (4)                        (5)
                                                     Pension or                                 Total Compensation
                               Aggregate        Retirement Benefits      Estimated Annual      from Registrant and
     Name of Person,         Compensation        Accrued as Part of       Benefits Upon          Fund Complex Paid
        Position            From Registrant         Fund Expenses           Retirement             to Directors
-------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Director                        $24,435                   0                      0                    $26,750

J. Edward Day
Director                        $24,435                   0                      0                    $26,750

Philip D. English
Director                        $24,435                   0                      0                    $26,750

William A. Humenuk
Director                        $24,435                   0                      0                    $26,750

PRINCIPAL HOLDERS OF SECURITIES

  As of January 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of the ICM Portfolios, as noted.

   ICM EQUITY PORTFOLIO: ICM/UAM Profit Sharing & 401(k) Plan, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 43%; Reliable Contracting Co., Inc., Profit Sharing Plan, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 26%; AAMC Employee Thrift Plan 401A, Franklin & Cathedral Streets., Annapolis, MD, 8% and Garrison Forest School, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 6%.

  ICM SMALL COMPANY PORTFOLIO: Major League Baseball Players Benefit Plan, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 11% and North Carolina Trust Company, P.O. Box 1108, Greensboro, NC, 7%*.

  The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

------------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

  Investment Counselors of Maryland, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December, 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August, 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

  The Adviser employs an investment strategy and approach which can best be characterized as bottom up and value oriented. In selecting stocks for purchase, the Adviser looks for companies which have strong financial and operating characteristics and whose shares are selling at valuations below that of the market in general, and below the average of the companies' own historic valuation ranges. The primary indicator of value to the Adviser is a low price to earnings ratio both on trailing twelve month earnings and one year forward earnings estimates. Other indicators of value include low price to book value, low price to cash flow, and low price to revenue per share.
In addition to analyzing company financial statements and talking to management, the Adviser's research includes analysis of suppliers and competitors as well as consulting with outside research sources.

REPRESENTATIVE INSTITUTIONAL CLIENTS

  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Georgia Gulf Corp. State of Maryland, Johns Hopkins (Hospital), State of Kentucky, NYNEX, TRW Corp., Major League Baseball Players and Wisconsin Power & Light.

  It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

ADVISORY FEES

  As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolios pay the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average net assets for the month:

                                                              RATE
                                                              -----
ICM Small Company Portfolio ................................  0.700%
ICM Equity Portfolio .......................................  0.625%

  For the fiscal years ended October 31, 1993, 1994 and 1995 the ICM Small Company Portfolio paid advisory fees of approximately $487,000, $701,000 and $1,242,000, respectively, to the Adviser. Advisory fees of approximately $1,000, $16,000 and $35,000 were incurred by the ICM Equity Portfolio and waived by the Adviser for the fiscal years ended October 31, 1993, 1994 and 1995, respectively.

                          PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1993, 1994, and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

  Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                          ADMINISTRATIVE SERVICES

  In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the ICM Small Company and ICM Equity Portfolios totaled approximately $94,000 and $1,000, respectively. The basis of the fees paid to the Administrator for the 1993 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal years ended October 31, 1994 and October 31, 1995, administrative services fees paid by the ICM Small Company and ICM Equity Portfolios totaled approximately $125,000 and $207,000 and $28,000 and $60,000, respectively. The services provided by the Administrator and the basis of the fees payable for the 1994 and 1995 fiscal years to the Administrator are described in the Portfolios' Prospectus.

                             PERFORMANCE CALCULATIONS

PERFORMANCE

  The Fund may from time to time quote various performance figures to illustrate the Fund's past performance.

  Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

  The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

  The average annual total return for the ICM Small Company Portfolio from inception and for the one and five year periods ended on the date of the Financial Statements included herein and the average annual total return for the ICM Equity Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                                          SINCE INCEPTION
                                                                            THROUGH YEAR
                                 ONE YEAR ENDED       FIVE YEARS ENDED          ENDED           INCEPTION
                                OCTOBER 31, 1995      OCTOBER 31, 1995    OCTOBER 31, 1995         DATE
                                ----------------      ----------------    ----------------      ---------
ICM Equity Portfolio                 19.62%                   --                11.75%            10/1/93
ICM Small Company Portfolio          17.73%                 27.43%              16.36%            4/19/89

  These figures are calculated according to the following formula:

             n
    P (1 + T) = ERV

where:

    P = a hypothetical initial payment of $1,000
    T = average annual total return
    n = number of years
    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD

  Current yield reflects the income per share earned by a Portfolio's investment.

  Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

  A yield figure is obtained using the following formula:

                          6
    Yield = 2 [(a - b + 1) - 1]
                -----
                 cd

where:

    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

COMPARISONS

  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

(k) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(l) The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

(m) The Lehman Brothers Aggregate Index is a fixed income market value-weighted index that combines the Lehman Brothers
    Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

(n) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(o) Value Line - composed of over 1,600 stocks in the Value Line
    Investment Survey.

(p) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S.
    publicly-traded companies.

(q) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(r) CDA Mutual Fund Report, published by CDA Investment Technologies,
    Inc. - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(s) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

(t) Financial publications: Business Week, Changing Times, Financial
    World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

(u) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

(v) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates
    - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(w) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

(x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, the Fund is offering shares of 30 Portfolios.

  The shares of each Portfolio of the Fund, when issued and paid for as provided for in its Prospectuses, will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Fund's policy is to distribute substantially all of the Portfolios' net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Portfolios' Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Portfolios' Prospectus.

  As set forth in the Portfolios' Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

CODE OF ETHICS

  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

FINANCIAL STATEMENTS

  The Financial Statements of the ICM Small Company Portfolio and the ICM Equity Portfolio for the fiscal period ended October 31, 1995 and the Financial Highlights for the respective periods presented which appear in the Portfolios' 1995 Annual Reports to Shareholders and the reports thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number: 0000950109-96-000061), are incorporated by reference.

              APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

  Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa - judged to be the best quality; carry the smallest degree of investment risk: Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

  Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB - regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

  The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance;
(4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. BANK OBLIGATIONS

  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

  Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


                              -------------------

                             C.S. MCKEE & CO., INC.
                      SERVES AS INVESTMENT ADVISER TO THE
                        MCKEE U.S. GOVERNMENT PORTFOLIO
                        MCKEE DOMESTIC EQUITY PORTFOLIO
                      MCKEE INTERNATIONAL EQUITY PORTFOLIO
                           INSTITUTIONAL CLASS SHARES
                               -----------------


                         PROSPECTUS--FEBRUARY 29, 1996


INVESTMENT OBJECTIVES


    UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open-end, management investment company known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and investment policies. Several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares. The McKee Portfolios currently offer only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of three non-diversified no-load Portfolios of the Fund managed by C.S. McKee & Co., Inc.


    MCKEE U.S. GOVERNMENT PORTFOLIO. THE OBJECTIVE OF THE MCKEE U.S. GOVERNMENT PORTFOLIO IS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL BY INVESTING PRIMARILY IN U.S. TREASURY AND GOVERNMENT AGENCY SECURITIES.

    MCKEE DOMESTIC EQUITY PORTFOLIO. THE OBJECTIVE OF THE MCKEE DOMESTIC EQUITY PORTFOLIO IS TO ACHIEVE A SUPERIOR LONG-TERM TOTAL RETURN OVER A MARKET CYCLE BY INVESTING PRIMARILY IN EQUITY SECURITIES OF U.S. ISSUERS.

    MCKEE INTERNATIONAL EQUITY PORTFOLIO. THE OBJECTIVE OF THE MCKEE INTERNATIONAL EQUITY PORTFOLIO IS TO ACHIEVE A SUPERIOR LONG-TERM TOTAL RETURN OVER A MARKET CYCLE BY INVESTING PRIMARILY IN THE EQUITY SECURITIES OF NON-U.S. ISSUERS.

    There can be no assurance that any of the McKee Portfolios will achieve its stated objective. A discussion of the risks of investing in the McKee Portfolios is included in this Prospectus.

ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely the information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION  OR  ANY STATE  SECURITIES  COMMISSION NOR  HAS  THE
     SECURITIES   AND  EXCHANGE   COMMISSION  OR   ANY  STATE  SECURITIES
       COMMISSION PASSED UPON  THE ACCURACY OF  THIS PROSPECTUS.  ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES



    The following table illustrates the expenses and fees which shareholders of the McKee Portfolios will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.


                        SHAREHOLDER TRANSACTION EXPENSES

                                                                  MCKEE U.S.       MCKEE DOMESTIC
                                                                  GOVERNMENT           EQUITY       MCKEE INTERNATIONAL
                                                                   PORTFOLIO          PORTFOLIO      EQUITY PORTFOLIO
                                                              -------------------  ---------------  -------------------
Sales Load Imposed on Purchases.............................         NONE               NONE               NONE
Sales Load Imposed on Reinvested Dividends..................         NONE               NONE               NONE
Deferred Sales Load.........................................         NONE               NONE               NONE
Redemption Fees.............................................         NONE               NONE               NONE
Exchange Fees...............................................         NONE               NONE               NONE


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                       MCKEE U.S.          MCKEE DOMESTIC      MCKEE INTERNATIONAL
                                                                  GOVERNMENT PORTFOLIO    EQUITY PORTFOLIO      EQUITY PORTFOLIO
                                                                  --------------------   -------------------   -------------------
Investment Advisory Fees........................................          0.45%                  0.65%                 0.70%
Administrative Fees.............................................          0.16%                  0.16%                 0.13%
12b-1 Fees......................................................          NONE                   NONE                  NONE
Distribution Costs..............................................          NONE                   NONE                  NONE
Other Expenses..................................................          0.29%                  0.26%                 0.14%
                                                                      --------               --------              --------
Total Operating Costs...........................................          0.90%+                 1.07%+                0.97%
                                                                      --------               --------              --------
                                                                      --------               --------              --------


------------------------

+ The annualized Total Operating Expenses excludes the effect of expense offsets. If expense offsets were included, annualized Total Operating Expenses of the McKee U.S. Government, Domestic Equity and International Equity Portfolios would be 0.85%, 1.00% and 0.96%, respectively.



    The purpose of the above table is to assist the investor in understanding the various fees which an investment in the Portfolios will bear directly or indirectly. The fees and expenses for the McKee International Equity Portfolio are based on its operations during the fiscal year ended October 31, 1995. The expenses and fees set forth above are based on estimates for the McKee U.S. Government and Domestic Equity Portfolios. For purposes of calculating the fees set forth above, the table assumes that the Domestic Equity and U.S. Government Portfolios' average daily net assets will be $25 million.


    The following example illustrates the expenses which a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind.


                                                                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                 -----------  -----------  -----------  -----------
McKee U.S. Government Portfolio................................   $       9    $       9            *            *
McKee Domestic Equity Portfolio................................   $      11    $      34            *            *
McKee International Equity Portfolio...........................   $      10    $      31    $      54    $     119


    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.
------------------------

As the McKee U.S. Government and Domestic Equity Portfolios were operational for less than 10 months, the Fund has not projected expenses beyond the 3 year period shown.

                               PROSPECTUS SUMMARY

INVESTMENT ADVISER


    C.S. McKee & Co., Inc. (the "Adviser"), an investment counseling firm established in 1931, serves as investment adviser to the McKee Portfolios. The Adviser presently manages over $2.9 billions in assets for institutional clients. See "INVESTMENT ADVISER."


HOW TO INVEST


    The Fund offers shares of common stock, par value $.001, of the Portfolios through UAM Fund Distributors, Inc. (the "Distributor") to investors without a sales commission at net asset value next determined after the purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $100,000; the minimum for subsequent investments is $1,000. The officers of the Fund may make certain exceptions to the initial and minimum investment amounts. See "PURCHASE OF SHARES."


DIVIDENDS AND DISTRIBUTIONS

    Each Portfolio will normally distribute substantially all of its net investment income in the form of quarterly dividends. Any realized net capital gains will be distributed annually with the last dividend distribution for the fiscal year. Distributions will be reinvested in each Portfolio's shares automatically unless an investor elects to receive cash distributions. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

HOW TO REDEEM

    Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. A Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. See "REDEMPTION OF SHARES."

ADMINISTRATIVE SERVICES


    Chase Global Funds Services Company (the "Administrator"), a subsidiary of The Chase Manhattan Bank, N.A., provides the Fund with administrative, dividend disbursing and transfer agent services. See "ADMINISTRATIVE SERVICES."


RISK FACTORS


    The investment policies of each of the Portfolios entail certain risks and considerations. Prospective investors should consider the following factors which could affect a Portfolio's rate of return: (1) The McKee Domestic Equity Portfolio and the McKee International Equity Portfolio may each invest in securities of foreign issuers, which are subject to certain risks not typically associated with domestic securities. In addition, since the McKee International Equity Portfolio may invest in the securities of foreign issuers of developing countries, the Portfolio may be subject to additional risks. (See "INVESTMENT POLICIES AND CHARACTERISTICS.") (2) Fixed income securities in which the Portfolios may invest will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Portfolios. The value of fixed income securities held by a Portfolio can be expected to vary inversely to the changes in prevailing interest rates, i.e., as interest rates decline, the market value of fixed income securities tends to increase and vice versa. (3) Each Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Portfolios are not limited by the 1940 Act in the proportion of their respective total assets that may be invested in the obligations of a single issuer. Thus, the Portfolios may invest a greater proportion of their total assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk with respect to their securities. (4) In addition, each Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities and lending of securities. (See "COMMON INVESTMENT POLICIES.") The value of the Portfolios' shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolios invest.

                              FINANCIAL HIGHLIGHTS


    The following table provides selected per share data and ratios for a share outstanding throughout the periods presented and is part of the McKee International Equity, Domestic Equity and U.S. Government Portfolios' Financial Statements included in the Portfolios' 1995 Annual Report to Shareholders which is incorporated by reference into the Portfolios' Statement of Additional Information. The Financial Statements for the period ended October 31, 1995 for the McKee International Equity, Domestic Equity and U.S. Government Portfolios have been examined by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Statement of Additional Information. The following information should be read in conjunction with the McKee International Equity, Domestic Equity and U.S. Government Portfolios' 1995 Annual Report to Shareholders.


                      MCKEE INTERNATIONAL EQUITY PORTFOLIO


                                                                                                      MAY 26,
                                                                                                     1994** TO    YEAR ENDED
                                                                                                    OCTOBER 31,   OCTOBER 31,
                                                                                                       1994          1995
                                                                                                    -----------   -----------
Net Asset Value, Beginning of Period..............................................................    $ 10.00       $ 10.40
                                                                                                    -----------   -----------
Income From Investment Operations
  Net Investment Income...........................................................................       0.04          0.11
  Net Realized & Unrealized Gain (Loss) on Investments............................................       0.39         (0.39)+
                                                                                                    -----------   -----------
      Total From Investment Operations............................................................       0.43         (0.28)
                                                                                                    -----------   -----------
Distributions:
  Net Investment Income...........................................................................      (0.03)        (0.09)
                                                                                                    -----------   -----------
Net Asset Value, End of Period....................................................................    $ 10.40       $ 10.03
                                                                                                    -----------   -----------
                                                                                                    -----------   -----------
Total Return......................................................................................       4.31%        (2.69)%
                                                                                                    -----------   -----------
                                                                                                    -----------   -----------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).............................................................    $37,257       $74,893
Ratio of Expenses to Average Net Assets...........................................................       1.12%*        0.97%#
Ratio of Net Investment Income to Average Net Assets..............................................       0.97%*        1.16%
Portfolio Turnover Rate...........................................................................         11%            7%
                                                                                                    -----------   -----------


------------------------
 * Annualized
** Commencement of Operations

 # For the year ended  October 31, 1995,  the Ratio of  Expenses to Average  Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.96%.


 + The amount shown for the year ended October 31, 1995 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the portfolio.

                        MCKEE DOMESTIC EQUITY PORTFOLIO



                                                                 MARCH 2,
                                                                1995** TO
                                                               OCTOBER 31,
                                                                   1995
                                                              --------------
Net Asset Value, Beginning of Period........................  $     10.00
                                                                   ------
Income From Investment Operations
  Net Investment Income.....................................         0.08+
  Net Realized and Unrealized Gain..........................         1.43
                                                                   ------
      Total From Investment Operations......................         1.51
                                                                   ------
Distributions:
  Net Investment Income.....................................        (0.07)
                                                                   ------
Net Asset Value, End of Period..............................  $     11.44
                                                                   ------
                                                                   ------
Total Return................................................        15.13%++
                                                                   ------
                                                                   ------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).......................  $     6,427
Ratio of Expenses to Average Net Assets+....................         1.08%*#
Ratio of Net Investment Income to Average Net Assets+.......         1.12%*
Portfolio Turnover Rate.....................................           27%


------------------------

 * Annualized.


** Commencement of Operations.


 + Net of voluntary waived fees and expenses assumed by the Adviser of $0.11 per share for the period ended October 31, 1995.


++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.


 # For the period ended October 31, 1995,  the Ratio of Expenses to Average  Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 1.00%.*



                        MCKEE U.S. GOVERNMENT PORTFOLIO



                                                                 MARCH 2,
                                                                1995** TO
                                                               OCTOBER 31,
                                                                   1995
                                                              --------------
Net Asset Value, Beginning of Period........................  $     10.00
                                                                   ------
Income From Investment Operations
  Net Investment Income.....................................         0.28+
  Net Realized and Unrealized Gain..........................         0.71
                                                                   ------
      Total From Investment Operations......................         0.99
                                                                   ------
Distributions:
  Net Investment Income.....................................        (0.23)
                                                                   ------
Net Asset Value, End of Period..............................  $     10.76
                                                                   ------
                                                                   ------
Total Return................................................         9.96%++
                                                                   ------
                                                                   ------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).......................  $     6,069
Ratio of Expenses to Average Net Assets+....................         0.89%*#
Ratio of Net Investment Income to Average Net Assets+.......         5.39%*
Portfolio Turnover Rate.....................................          104%


------------------------

 * Annualized.


** Commencement of Operations.


 + Net of voluntary waived fees and expenses assumed by the Adviser of $0.10 per share for the period ended October 31, 1995.


++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.


 # For  the period ended October 31, 1995,  the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.85%.*

                             INVESTMENT OBJECTIVES

    The objective of the MCKEE U.S. GOVERNMENT PORTFOLIO is to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

    The objective of the MCKEE DOMESTIC EQUITY PORTFOLIO is to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

    The objective of the MCKEE INTERNATIONAL EQUITY PORTFOLIO is to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of non-U.S. issuers.

    There can be no assurance that any of the McKee Portfolios will achieve its stated objective.

                    INVESTMENT POLICIES AND CHARACTERISTICS

    MCKEE U.S. GOVERNMENT PORTFOLIO. The McKee U.S. Government Portfolio intends to achieve its objective by investing, under normal circumstances, at least 75% of its total assets in securities issued by the U.S. Treasury and Government agencies and instrumentalities. Because the Adviser will actively manage the Portfolio, investments in U.S. Government and agency securities will reflect the Adviser's outlook for the direction of interest rates. Based on this outlook, the average weighted maturity of the Portfolio is expected to fluctuate between 5 years and 15 years.

    U.S. Government Securities in which the Portfolio will invest are U.S. Treasury securities consisting of Treasury Bills, Treasury Notes and Treasury Bonds. Some other government securities in which the Portfolio may invest are securities of the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services
Administration,   the   Maritime   Administration   and   the   Small   Business
Administration.

    The balance of the Portfolio's assets may be invested in repurchase agreements collateralized by such securities mentioned above, investment grade corporate asset-backed securities and agency mortgage-backed securities. The Portfolio will invest in corporate bonds rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") at the time of their purchase. Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. It is the Adviser's intention that the Portfolio's investments will be limited to investment grade securities. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgement, the retention of the securities is warranted. The Statement of Additional Information relating to the McKee Portfolios contains a description of corporate bond ratings. The Portfolio will invest in asset-backed securities rated no lower than the top two rating categories by Moody's and S&P at the time of their purchase. The Portfolio may also invest up to 25% of its assets in short-term securities and cash equivalents. (See "SHORT-TERM INVESTMENTS.")

    MCKEE DOMESTIC EQUITY PORTFOLIO. The McKee Domestic Equity Portfolio intends to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of medium to large U.S. companies in terms of market capitalization. These issuers will be listed on a national exchange or traded over the counter. The stock selection process begins with an initial screening of over 1,200 stocks by price/earnings ratios, earnings momentum and earnings surprise to identify potentially undervalued securities. Through the use of fundamental security analysis, company management interviews and assessment of opinions of street analysts and consultants, a portfolio of stocks is selected that demonstrates the best combination of value and earnings momentum. Broad allocation is achieved by maintaining exposure to most major economic sectors and industries. The Adviser plans to maintain a fully invested posture, holding limited cash reserves only when the market appears vulnerable to decline.

    The Portfolio intends to invest primarily in U.S. based companies. In addition, the Portfolio may purchase shares of foreign based companies in the form of American Depositary Receipts (ADRs). Investments in ADRs, which are domestic securities representing ownership rights in foreign companies, will not exceed 10% of the Portfolio's assets. ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADR's may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities.

    The  Portfolio  may  also  purchase  U.S.  Treasury  and  Government  agency
securities,  short-term  securities  and  cash  equivalents.  (See   "SHORT-TERM
INVESTMENTS.")

    MCKEE INTERNATIONAL EQUITY PORTFOLIO. The McKee International Equity Portfolio intends to achieve its objective by investing at least 65% of its total assets in the equity securities of at least three countries other than the U.S. The investment process employed by the Adviser begins with an initial screening of over 2,000 stocks which are generally traded on a national exchange and selected from the investable non-U.S. markets. These securities are ranked by their price/earnings ratios, price/cash flow ratios and earnings momentum. Stock selection is then based on identifying the most fundamentally attractive securities as defined by the screening process.

    The Portfolio will attempt to minimize risk through systematic country and economic sector designation. The Portfolio will be managed in a manner which will maintain deliberate allocations to most major markets and industries within the Morgan Stanley Capital International EAFE Index (the "Index"). However, stocks may be purchased which are not included in countries and industries comprising the Index. When the strategy is fully implemented, the Portfolio is expected to hold more than 40 stocks selected from at least 10 countries.

    Investments in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those of domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than United States securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible adoption of foreign governmental restrictions such as exchange controls, and in the event of a default on a foreign debt obligation, it may be more difficult for the Portfolio to obtain or enforce a judgement against the issuers of the obligation.

    Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.


    The Portfolio may invest a portion of its assets in securities of issuers in developing countries. Investing in the foreign securities of developing countries presents additional considerations. The economies of individual developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies also have and may continue to be adversely affected by economic conditions in the countries with which they trade.



    With respect to any developing country, there is a possibility of nationalization, or confiscatory taxation, repatriation of investment income, capital and the proceeds of sales by foreign investors, political changes, governmental regulation, social instability or diplomatic developments (including war) which could adversely affect the economies of such countries or the value of the Portfolio's investment in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.


    The Portfolio may  also invest  in American Depositary  Receipts, which  are discussed above, and may purchase short-term collective investment funds and money market funds. The Portfolio's investment policy provides for it to be fully invested in common stocks and stock equivalents. However, the Portfolio may hold a portion of its assets in cash to meet day-to-day operating needs and for other appropriate purposes. The Portfolio may also invest a portion of its assets in short-term securities and cash equivalents. (See "SHORT-TERM INVESTMENTS.")

    The Portfolio may also enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to settle trades and to generally protect the United States dollar value of securities held by the Portfolio against exchange rate fluctuation. While such forward contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized. The Portfolio will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations. See "INVESTMENT OBJECTIVES AND POLICIES--FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS" in the Statement of Additional Information.

                           COMMON INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    From time to time, in order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolios may invest a portion of their assets in the following money market instruments, consistent with each Portfolio's investment policies as set forth above.

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

    Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited with the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

    A Portfolio will not invest in securities issued by a commercial bank unless
    (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

(2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

(3) Short-term corporate obligations rated A or better by Moody's or by S&P;

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) U.S. Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

    For temporary defensive purposes, when market or economic conditions may warrant, the McKee Portfolios may invest all or a portion of their assets in cash and cash equivalents and in such situations may not be investing to achieve their objectives.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS

    Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "SHORT-TERM INVESTMENTS." The Portfolio may acquire repurchase agreements as long as the Fund's Board of Directors evaluates the creditworthiness of the brokers or dealers with which the Portfolio will enter into repurchase agreements. In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The
Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for each Portfolio.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

    Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to 20% of the Portfolios' assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of securities transactions in the secondary market, which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities  will  either mature  or,  if necessary,  be  sold on  or  before the settlement date. A Portfolio receives no income from "when-issued" or "forward-delivery" securities prior to delivery of such securities although it may earn income on securities it has deposited in a segregated account.

    Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

LENDING OF SECURITIES

    Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. A Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (I.E., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the
Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

PORTFOLIO TURNOVER

    Generally, the Portfolios have a long-term investment horizon and will not trade in securities for short-term profits. However, when circumstances warrant, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that Portfolio changes are appropriate. It is expected that the annual portfolio turnover rates will be 75%, 75% and 50% for the McKee U.S. Government Portfolio, the McKee Domestic Equity Portfolio and the McKee International Equity Portfolio, respectively. The Portfolios will not normally engage in short-term trading, but reserve the right to do so. The table set forth in "Financial Highlights" presents the McKee International Equity Portfolio's historical portfolio turnover ratio.


INVESTMENT COMPANIES



    As permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money

Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


    Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of a Portfolio," as defined in the 1940 Act.


                             INVESTMENT LIMITATIONS



    Each Fund has adopted certain limitations which are designed to reduce each Portfolio's exposure to risk in specific situations. Each Portfolio will not:



    (a) with respect to 50% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);



    (b) with respect to 50% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    (c) acquire any security of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;



    (d) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;



    (e) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;



    (f) (i) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or



    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.



    The Portfolios' investment objectives and investment limitations (c), (e) and (f)(i), set forth above, are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction.


                            PERFORMANCE CALCULATIONS

    Each Portfolio may advertise or quote yield data from time to time. The yield of a Portfolio is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

    Each Portfolio may advertise or quote total return data. Total return will be calculated on an average annual total return basis and may also be calculated on an aggregate total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a Portfolio during the period are reinvested in the Portfolio's shares.

    The Annual Report to the shareholders of the McKee Portfolios for the Fund's most recent fiscal year end will contain additional performance information which will be made available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                             INVESTMENT SUITABILITY

    The McKee Portfolios are designed principally for the investments of high net worth individuals and institutional investors. The Portfolios are also suitable for individual tax-deferred investment plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers.

                               PURCHASE OF SHARES

    Shares of the Portfolios may be purchased, without sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The required minimum initial investment for each Portfolio is $100,000. There may be certain exceptions as may be determined from time to time by the officers of the Fund.

INITIAL INVESTMENTS BY MAIL


    An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check payable to UAM FUNDS, INC., to:



                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy (manually signed) of the Account Registration Form must be delivered to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110


    Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund.

INITIAL INVESTMENTS BY WIRE

    Shares of the Portfolios may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:
        (a) Telephone the Fund's Transfer Agent (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the name of the Portfolio, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number will then be provided to you;

        (b) Instruct your bank to wire the specified amount to the Fund's Custodian at:


                                The Bank of New York
                                 New York, NY 10286
                                  ABA #0210-0023-8
                                DDA Acct. 001-63-046
                               F/B/O UAM Funds, Inc.
                           Ref: the McKee Portfolio name

                        Your Account Number ____________
                        Your Account Name ____________


        (c) A completed Account Registration Form must be forwarded to the Fund and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment is $1,000) by purchasing shares at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, and the name of the Portfolio of which shares are to be purchased are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


OTHER PURCHASE INFORMATION

    The purchase price of the shares is the net asset value per share next determined after the order and payment is received. (See "VALUATION OF SHARES.") An order received prior to the 4:00 p.m. close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt. An order or payment received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

    Purchases will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


    Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.



    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.


IN-KIND PURCHASES


    If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible for investment by the Portfolio and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise and (3) the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

    Shares of any Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

    Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order". Your request should be addressed to:


                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    "Good order" means that the request to redeem shares must include the following documentation:

    (a) the stock certificates, if issued;

    (b) a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) any required signature guarantees (see "Signature Guarantees" below) and

    (d) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.


SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE

    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


    To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

    If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

TRANSFER OF REGISTRATION


    Shareholders may transfer the registration of shares to another person by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "REDEMPTION OF SHARES" for a definition of "good order.")


EXCHANGE PRIVILEGE


    Institutional Class Shares of each McKee Portfolio may be exchanged for Institutional Class Shares of the other McKee Portfolios. In addition, Institutional Class Shares of each McKee Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.



    Any such exchange will be based on the respective net assets of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.


    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchange received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Exchanges may be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES--BY TELEPHONE" above.

    For Federal income tax purposes, an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                              VALUATION OF SHARES

    Each Portfolio's net asset value per share is determined by dividing the sum of the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. The net asset value per share is determined as of the close of the NYSE on each day that the NYSE is open for business.

    Equity securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at their closing price. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the bid price of such currencies against U.S. dollars quoted by any major bank or by a broker.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. The value of securities purchased with remaining maturities of 60 days or less is determined using amortized cost valuation, when the Board of Directors determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rate.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Each Portfolio will normally distribute substantially all of its net investment income to shareholders in the form of quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute such gains with the last dividend for the fiscal year.

    Undistributed net investment income is included in each Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    Each  Portfolio's  dividend   and  capital  gains   distributions  will   be
automatically reinvested in additional shares unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and if each qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. For qualification as a regulated investment company each Portfolio intends to comply with the diversification requirements imposed by the Internal Revenue Code. In doing so, each Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the market value of its total assets is represented by cash (including cash items and receivables), United States Government securities, and other securities, with such other securities limited in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and no more than 10% of the outstanding voting securities of the issuer.

    Dividends, either in cash or reinvested in shares, paid by the Portfolio from net investment income will be taxable to shareholders as ordinary income and will not qualify for the 70% dividends received deduction for corporations.

    Whether paid in cash or additional shares of each Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by the Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    A redemption of shares is a taxable event for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

    Each Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, each Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in October, November and December to shareholders of record in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS taxpayer identification regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

    Under Code Section 988, foreign currency gains or losses from forward contracts, futures contracts and options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain, as was the case prior to 1987. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in Portfolio shares.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER


    C.S. McKee & Co., Inc. was founded in 1931 and is located at One Gateway Center, Pittsburgh, PA 15222. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals. As of the date of this Prospectus, the Adviser manages over $2.9 billion in assets under management.


    Under Investment Advisory Agreements (the "Agreements") with the Fund, dated as of January 24, 1994, C.S. McKee & Co., Inc., subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of the McKee Portfolios. In this regard, it is the responsibility of the Adviser to make investment decisions for each Portfolio and to place purchase and sale orders for each Portfolio's investments.

    JOSEPH F. BONOMO, JR. is responsible for the management of the McKee U.S. Government Portfolio. Mr. Bonomo is Director of Fixed Income and Chief Economist with the Adviser and has 28 years of investment experience. He joined the Adviser as Senior Vice President and Director of Fixed Income in 1994 and was previously Senior Vice President of Paul Revere Insurance Company. He is a graduate of Temple University from which he received his B.S. and M.B.A., in Finance and Insurance, and a Ph.D. in Economics.

    WALTER C. BEAN is responsible for the management of the McKee Domestic Equity Portfolio and the McKee International Equity Portfolio. Mr. Bean is Director of Equities with the Adviser and has 25 years of investment experience. He joined the Adviser as Senior Vice President and Director of Equities in 1987 and became an Executive Vice President in 1995. He was previously Managing
Director of First Chicago Investment Advisers. He is a graduate of Ohio University (BA) and Penn State University (MBA) and is a Chartered Financial Analyst.

    As compensation for the services rendered by the Adviser under the Agreements, the Portfolios pay the Adviser annual fees, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

McKee U.S. Government Portfolio...........................................      0.45%
McKee Domestic Equity Portfolio...........................................      0.65%
McKee International Equity Portfolio......................................      0.70%


    In addition, the Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.


                            ADMINISTRATIVE SERVICES


    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement dated as of December 16, 1991. The services provided under this Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Fund Administration Agreement, as amended February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; and 0.06 of 1% of the aggregate net assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which rises from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the McKee Portfolios. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.


                             PORTFOLIO TRANSACTIONS


    The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers which will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.


    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Portfolio or who act as agents in the purchase of shares of a Portfolio for their clients.


    Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with a $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently the Fund is offering shares of 30 Portfolios. The Board of Directors may create additional Portfolios and classes of shares of the Fund in the future at its discretion.



    The shares of each Portfolio of the Fund are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of January 31, 1996, the City of Huntington Police Pension & Relief Fund, Huntington, WV held of record 31% of the outstanding shares of the McKee U.S. Government Portfolio. Also, as of January 31, 1996, Wesbanco Bank, Trustee for the City of Wheeling Municipal Employees Retirement & Benefit Fund, Wheeling, WV held of record 28% of the outstanding shares of the McKee Domestic Equity Portfolio for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.


CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*                   Director  and  Executive  Vice  President  of  the   Fund;
1133 Avenue of the Americas           President  of Regis Retirement  Plan Services, since 1993;
New York, NY 10036                    Former President of UAM Fund Distributors, Inc.;  Formerly
                                      responsible  for Defined  Contribution Plan  Services at a division of the  Equitable Companies, Dreyfus  Corporation and Merrill Lynch.
JOHN T. BENNETT, JR.                  Director  of  the  Fund;  President  of  Squam  Investment
College Road - RFD 3                  Management  Company,  Inc.  and  Great  Island  Investment
Meredith, NH 03253                    Company,  Inc.;  President of  Bennett  Management Company
                                      from 1988 to 1993;
J. EDWARD DAY                         Director of the  Fund; Retired Partner  in the  Washington
5804 Brookside Drive                  office   of  the  law  firm  Squire,  Sanders  &  Dempsey;
Chevy Chase, MD 20815                 Director, Medical  Mutual Liability  Insurance Society  of
                                      Maryland;  Formerly,  Chairman of  the  Montgomery County,
                                      Maryland, Revenue Authority.
PHILIP D. ENGLISH                     Director  of  the  Fund;  President  and  Chief  Executive
16 West Madison Street                Officer of Broventure Company, Inc.; Chairman of the Board
Baltimore, MD 21201                   of Chektec Corporation and Cyber Scientific, Inc.
WILLIAM A. HUMENUK                    Director  of the Fund; Partner  in the Philadelphia office
4000 Bell Atlantic Tower              of the law firm Dechert  Price & Rhoads; Director,  Hofler
1717 Arch Street                      Corp.
Philadelphia, PA 19103
NORTON H. REAMER*                     Director,  President and  Chairman of  the Fund; President
One International Place               Chief Executive  Officer  and  Director  of  United  Asset
Boston, MA 02110                      Management  Corporation; Director,  Partner or  Trustee of
                                      each of the Investment Companies of the Eaton Vance  Group of Mutual Funds.
PETER M. WHITMAN, JR.*                Director  of  the  Fund;  President  and  Chief Investment
One Financial Center                  Officer of  Dewey  Square  Investors  Corporation  ("DSI")
Boston, MA 02111                      since  1988; Director and Chief Executive Officer of H. T.
                                      Investors, Inc., formerly a subsidiary of DSI.
WILLIAM H. PARK*                      Vice  President  and  Assistant  Treasurer  of  the  Fund;
One International Place               Executive  Vice President  and Chief  Financial Officer of
Boston, MA 02110                      United Asset Management Corporation.
ROBERT R. FLAHERTY*                   Treasurer of the Fund; Manager of Fund Administration  and
73 Tremont Street                     Compliance of the Administrator since March 1995; formerly
Boston, MA 02108                      Senior Manager of Deloitte & Touche LLP from 1985 to 1995.
KARL O. HARTMANN*                     Secretary  of the Fund; Senior  Vice President and General
73 Tremont Street                     Counsel of Administrator; Senior Vice President, Secretary
Boston, MA 02108                      and  General  Counsel   of  Leland,  O'Brien,   Rubinstein
                                      Associates, Inc. from November 1990 to November 1991.
HARVEY M. ROSEN*                      Assistant  Secretary of the Fund; Senior Vice President of
73 Tremont Street                     Administrator.
Boston, MA 02108


------------------------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES


    ACADIAN ASSET MANAGEMENT, INC.
        Acadian Emerging Markets Portfolio
        Acadian International Equity Portfolio


    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.


        BHM&S Total Return Bond Portfolio


    CHICAGO ASSET MANAGEMENT COMPANY
        Chicago Asset Management Value/Contrarian Portfolio
        Chicago Asset Management Intermediate Bond Portfolio

    COOKE & BIELER, INC.
        C&B Balanced Portfolio
        C&B Equity Portfolio
    C.S. MCKEE & COMPANY, INC.
        McKee U.S. Government Portfolio
        McKee Domestic Equity Portfolio
        McKee International Equity Portfolio

    DEWEY SQUARE INVESTORS CORPORATION
        DSI Disciplined Value Portfolio
        DSI Limited Maturity Bond Portfolio
        DSI Money Market Portfolio

    FIDUCIARY MANAGEMENT ASSOCIATES, INC.
        FMA Small Company Portfolio

    INVESTMENT COUNSELORS OF MARYLAND, INC.
        ICM Equity Portfolio
        ICM Fixed Income Portfolio
        ICM Small Company Portfolio


    INVESTMENT RESEARCH COMPANY


        IRC Enhanced Index Portfolio


    MURRAY JOHNSTONE INTERNATIONAL LTD.
        MJI International Equity Portfolio


    NEWBOLD'S ASSET MANAGEMENT, INC.


        Newbold's Equity Portfolio


    NWQ INVESTMENT MANAGEMENT COMPANY
        NWQ Balanced Portfolio
        NWQ Value Equity Portfolio

    RICE, HALL JAMES & ASSOCIATES
        Rice, Hall James Small Cap Portfolio

    SIRACH CAPITAL MANAGEMENT, INC.
        Sirach Fixed Income Portfolio
        Sirach Growth Portfolio
        Sirach Short-Term Reserves Portfolio
        Sirach Special Equity Portfolio
        Sirach Strategic Balanced Portfolio

    SPECTRUM ASSET MANAGEMENT, INC.
        SAMI Preferred Stock Income Portfolio

        Enhanced Monthly Income Portfolio


    STERLING CAPITAL MANAGEMENT COMPANY
        Sterling Partners' Balanced Portfolio
        Sterling Partners' Equity Portfolio
        Sterling Partners' Short-Term Fixed Income Portfolio

    THOMPSON, SIEGEL & WALMSLEY, INC.
        TS&W Equity Portfolio
        TS&W Fixed Income Portfolio
        TS&W International Equity Portfolio

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


                               -----------------

                                   PROSPECTUS
                            DATED FEBRUARY 29, 1996
                               INVESTMENT ADVISER
                             C.S. MCKEE & CO., INC.
                               ONE GATEWAY CENTER
                              PITTSBURGH, PA 15222
                                 (412) 566-1234


                               -----------------

                                  DISTRIBUTOR
                          UAM FUND DISTRIBUTORS, INC.
                              211 CONGRESS STREET
                                BOSTON, MA 02110


                               TABLE OF CONTENTS

                                                      PAGE
                                                    ---------
Fund Expenses.....................................          2
Prospectus Summary................................          3
Financial Highlights..............................          4
Investment Objectives.............................          6
Investment Policies and Characteristics...........          6
Common Investment Policies........................          8
Investment Limitations............................         11
Performance Calculations..........................         11
Investment Suitability............................         12
Purchase of Shares................................         12
Redemption of Shares..............................         14

                                                      PAGE
                                                    ---------
Valuation of Shares...............................         16
Dividends, Capital Gains Distributions and
 Taxes............................................         16
Investment Adviser................................         17
Administrative Services...........................         18
Distributor.......................................         18
Portfolio Transactions............................         19
General Information...............................         19
Directors and Officers............................         21
UAM Funds -- Institutional Class Shares...........         22


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     PART B



                                   UAM FUNDS

                         MCKEE U.S. GOVERNMENT PORTFOLIO

                         MCKEE DOMESTIC EQUITY PORTFOLIO

                      MCKEE INTERNATIONAL EQUITY PORTFOLIO

                           INSTITUTIONAL CLASS SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 1996



   This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the McKee U.S. Government, McKee Domestic Equity and McKee International Equity Portfolios' Institutional Class Shares dated February 28, 1996. To obtain the Prospectus, please call the UAM Funds Service Center:

                                 1-800-638-7983


                                TABLE OF CONTENTS

                                                                        PAGE

   Investment Objectives and Policies...................................   2
   Purchase of Shares...................................................   4
   Redemption of Shares.................................................   5
   Shareholder Services.................................................   5
   Investment Limitations...............................................   6
   Management of the Fund...............................................   6
   Investment Adviser...................................................   8
   Portfolio Transactions...............................................   9
   Administrative Services..............................................   9
   Performance Calculations.............................................  10
   General Information..................................................  13
   Financial Statements.................................................  14
   Appendix-Description of Securities and Ratings....................... A-1

                       INVESTMENT OBJECTIVES AND POLICIES

   The following policies supplement the investment objectives and policies of the McKee U.S. Government, McKee Domestic Equity and McKee International Equity Portfolios (the "McKee Portfolios") as set forth in the McKee
Prospectus:

SECURITIES LENDING

   Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

   At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

INVESTMENTS IN FOREIGN SECURITIES

   Investors in the McKee International Equity Portfolio should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

   As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

   Although the McKee International Equity Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.


   Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolio's investments. However, these foreign withholding taxes are not expected to have a significant impact.
                                       2

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   The U.S. dollar value of the assets of the McKee International Equity Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

   The McKee International Equity Portfolio may enter into forward contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio securities or other assets denominated in that currency.

   Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. The Fund's Custodian will place cash, U.S. government securities, or high-grade debt securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts.

   The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

   If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Portfolio's dealings in forward contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FEDERAL TAX TREATMENT OF FORWARD CONTRACTS

   In order for the McKee International Equity Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of forward contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the McKee International Equity Portfolio may be required to defer the closing out of contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

   The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on regulated futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

                               PURCHASE OF SHARES

   Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is $100,000 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

   Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                               REDEMPTION OF SHARES

   Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

   No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

   To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

   Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

   The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

   The following supplements the shareholder services information set forth in the McKee Portfolios' Prospectus:

EXCHANGE PRIVILEGE

   Institutional Class Shares of each McKee Portfolio may be exchanged for Institutional Class Shares of the other McKee Portfolios. In addition, Institutional Class Shares of each McKee Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

   Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

   Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

   For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                             INVESTMENT LIMITATIONS

   The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolios' acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolios' investment limitations. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of that Portfolio. The Portfolios will not:

   (1)   invest in physical commodities or contracts on physical commodities;

   (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

   (4)   underwrite the securities of other issuers;

   (5)   purchase on margin or sell short;

   (6) purchase or retain securities of an issuer if those officers and directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (7) invest more than an aggregate of 15% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

   (8) invest for the purpose of exercising control over management of any company; and

   (9) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

   The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and elect its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Fund's Prospectus. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

   The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.

-----------------------------------------------------------------------------------------------
       (1)                (2)                (3)                 (4)                (5)
                                          PENSION OR                        TOTAL COMPENSATION
                       AGGREGATE     RETIREMENT BENEFITS  ESTIMATED ANNUAL  FROM REGISTRANT AND
  NAME OF PERSON      COMPENSATION    ACCRUED AS PART OF    BENEFITS UPON    FUND COMPLEX PAID
     POSITION       FROM REGISTRANT     FUND EXPENSES        RETIREMENT         TO DIRECTORS
-----------------------------------------------------------------------------------------------

John T. Bennett, Jr.
Director                $24,435               0                   0               $26,750

J. Edward Day
Director                $24,435               0                   0               $26,750

Philip D. English
Director                $24,435               0                   0               $26,750

William A. Humenuk
Director                $24,435               0                   0               $26,750

PRINCIPAL HOLDERS OF SECURITIES

   As of January 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of the McKee Portfolios.

   C.S. MCKEE INTERNATIONAL EQUITY PORTFOLIO: Saxon & Co., FBO Westmoreland County Employees Retirement Fund, P.O. Box 7780-1888, Philadelphia, PA, 18%*; Meridian Trust Company, FBO Lehigh County Employees Retirement Fund, P.O. Box 16004, Reading, PA, 10%*; USBanCorp Trust Company, FBO Cambria Co., Attn:
Beth Shank, Main and Franklin Streets, Johnston, PA, 7%*; Northampton County Retirement Plan, 501 Washington Street, 4th floor, Reading, PA, 7%; Saul & Co., FBO Monroe City Employees Retirement Fund, c/o First Fidelity Bank & Trust, P.O. Box 1289, Newark, NJ, 6%*; Saxon & Co., FBO Cumberland County, P.O. Box 7780-1888, Philadelphia, PA, 6%*; Fulvest & Co., FBO Lancaster County ERA, P.O. Box 3215, Lancaster, PA, 6%* and Keystone Financial, FBO Northumberland County Employees Retirement Fund, P.O. Box 2450, 5%*.

   C.S. MCKEE U.S. GOVERNMENT PORTFOLIO: Municipal Government, City of Huntington Police Pension & Relief Fund, P.O. Box 1659, Huntington, WV, 31%; The Franciscans & Vice Province of the Holy Savior, 232 South Home Avenue, Pittsburgh, PA, 13%; Carman Supply Company, 56 Sexton Road, McKees Rocks, PA, 12%; Local #485 Entenmanns Sales Persons, Annuity Trust Fund, Teamsters #485, P.O. Box 27285, Pittsburgh, PA, 10%; Hartnat & Co., GRB, P.O. Box 4044,

Boston, MA, 9%*; City of Morgantown, Life & Health Fund, 389 Spruce Street, Morgantown, WV, 8%; and Economy Borough Employees Fund, 2856 Conway Wallrose Road, Baden, PA, 7%.

   C.S. MCKEE DOMESTIC EQUITY PORTFOLIO: Wesbanco Bank, Agent for City of Wheeling Municipal Employees Retirement & Benefit Fund, 1 Bank Plaza, Wheeling, WV, 28%*; Divrev Co., P.O. Box 3985, Charleston, WV, 13%; Hartnat & Co., GRB, P.O. Box 4044, Boston, MA, 11%*; The Franciscans & Vice Province of the Holy Savior, 232 South Home Avenue, Pittsburgh, PA, 9%; Joint Council No. 40 Retirement Plan for Full-Time Paid Officers & Business Reps., c/o Wick, Streiff, Meyer, Metz & O'Boyle, 1450 Two Chatham Ctr, Pittsburgh, PA, 8%; Economy Borough Employees Fund, 2856 Conway Wallrose Road, Baden, PA, 5% and Wesbanco Bank, Agent for City of Wheeling Fire & Pension Fund, 1 Bank Plaza, Wheeling, WV, 5%*.

   The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

____________

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

   C.S. McKee & Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

   Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

   The Adviser's philosophical approach to all asset classes is to be opportunistic while controlling risk. This approach captures opportunity, when available, to provide capital growth, consistent with the Fund's pursuit of total return while quantifying and controlling risk to protect capital. The purpose of this approach is to generate favorable results through a high quality, low risk portfolio. The Adviser's approach is to look for companies which are statistically inexpensive yet have improving fundamentals. A number of statistical measures are used to rank the initial pool of over 2,000 stocks. The top-ranking stocks are then subjected to fundamental analytical screens prior to investment.

REPRESENTATIVE INSTITUTIONAL CLIENTS

   As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Blue Cross of Western Pennsylvania, City of Pittsburgh, The Dickinson School of Law, Edgewater Steel Corporation and ServiStar Incorporated.

   It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

ADVISORY FEES

   As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

   McKee U.S. Government Portfolio.................................... 0.45%
   McKee Domestic Equity Portfolio.................................... 0.65%
   McKee International Equity Portfolio............................... 0.70%

   For the period from May 26, 1994 (commencement of operations) to October 31, 1994, McKee International Equity Portfolio paid advisory fees of approximately $93,000. For the fiscal year ended October 31, 1995, the McKee International Equity Portfolio paid advisory fees of approximately $453,000. For the period from March 2, 1995 (commencement of operations) to October 31, 1995, the McKee U.S. Government Portfolio and the McKee Domestic Equity Portfolio paid no advisory fees. During this period, the Adviser voluntarily waived advisory fees of approximately $9,000 and $15,000, respectively.

                             PORTFOLIO TRANSACTIONS

   The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000and $2,983,000 respectively.

   Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                             ADMINISTRATIVE SERVICES

   In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. For the period from May 26, 1994 (commencement of operations) to October 31, 1994, administrative services fees paid to the Administrator by the McKee International Equity Portfolio totaled $21,000. During the fiscal year ended October 31, 1995, administrative services fees paid to the Administrator by the McKee International Equity Portfolio totaled approximately $82,000. For the period from March 2, 1995 to October 31,
1995, administrative services fees paid to the Administrator by the McKee
U.S. Government Portfolio and the McKee Domestic Equity Portfolio totaled approximately $20,000 and $21,000, respectively. The services provided by the Administrator and the basis of the fees payable for the 1994 and 1995 fiscal years to the Administrator are described in the Portfolios' Prospectus.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

   The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

YIELD

   Current yield reflects the income per share earned by a Portfolio's investment. The current yield of the McKee U.S. Government Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the McKee U.S. Government Portfolio for the 30-day period ended on October 31, 1995 was 5.38%.

   This figure was obtained using the following formula:

   Yield = 2[( a-b + 1 )(6) - 1]
               ---
               cd
where:

   a =   dividends and interest earned during the period
   b =   expenses accrued for the period (net of reimbursements)
   c = the average daily number of shares outstanding during the period that were entitled to receive income distributions
   d =   the maximum offering price per share on the last day of the period.

TOTAL RETURN

   The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

   The average annual total return for the McKee International Equity Portfolio from inception and for the one year ended on the date of the Financial Statements included herein and the cumulative total return for the McKee U.S. Government and McKee Domestic Equity Portfolios from inception on March 2, 1995 to the date of the Financial Statements included herein are as follows:

                                                        SINCE INCEPTION
                                                          THROUGH YEAR
                                       ONE YEAR ENDED         ENDED       INCEPTION
                                      OCTOBER 31, 1995  OCTOBER 31, 1995     DATE
McKee U.S. Government Portfolio              --               9.96%         3/2/95
McKee Domestic Equity Portfolio              --              15.13%         3/2/95
McKee International Equity Portfolio      (2.69)%             1.05%         5/26/94

   These figures are calculated according to the following formula:

   P(1+T) (n) = ERV

where:

   P =   a hypothetical initial payment of $1,000
   T =   average annual total return
   n =   number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

   To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e)   Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income
      Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

(k) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(l) Lehman Brothers Government/Corporate Index - is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

(m) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(n) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

(o) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

(p) Composite indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(q) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

(r) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

(s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

(t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

(u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(v) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

(w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

   In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

   The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Mutual Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   The Fund's policy is to distribute substantially all of the Portfolios net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

   Any dividend or distribution paid shortly after the purchase of shares of the Portfolios by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

   As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

   The Portfolios will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

   In order for the Portfolios to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income.

   The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes.
Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

   The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

   The Financial Statements of the McKee Portfolios and the Financial Highlights for the respective period presented, which appear in the Portfolios' 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number :
0000950109-96-000061), are incorporated by reference.

                APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS


DESCRIPTION OF CORPORATE BOND RATINGS


Moody's Investors Service , Inc. Corporate Bond Ratings:


Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation Corporate Bond Ratings:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983

                              -------------------

                       NWQ INVESTMENT MANAGEMENT COMPANY
                      SERVES AS INVESTMENT ADVISER TO THE
                             NWQ BALANCED PORTFOLIO
                                    AND THE
                           NWQ VALUE EQUITY PORTFOLIO
                           INSTITUTIONAL CLASS SHARES
                               -----------------

                         PROSPECTUS--FEBRUARY 28, 1996

INVESTMENT OBJECTIVES

    UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open-end, management investment company known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and investment policies. The NWQ Portfolios currently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). The securities offered in this Prospectus are Institutional Class Shares of two diversified, no-load Portfolios of the Fund managed by NWQ Investment Management Company.

    NWQ BALANCED PORTFOLIO. THE OBJECTIVE OF THE NWQ BALANCED PORTFOLIO IS TO ACHIEVE CONSISTENT, ABOVE-AVERAGE RETURNS WITH MINIMUM RISK TO PRINCIPAL BY INVESTING PRIMARILY IN A COMBINATION OF INVESTMENT GRADE FIXED INCOME SECURITIES AND COMMON STOCKS OF COMPANIES WITH ABOVE-AVERAGE STATISTICAL VALUE WHICH ARE IN FUNDAMENTALLY ATTRACTIVE INDUSTRIES AND WHICH, IN THE ADVISER'S OPINION, ARE UNDERVALUED AT THE TIME OF PURCHASE.

    NWQ VALUE EQUITY PORTFOLIO. THE OBJECTIVE OF THE NWQ VALUE EQUITY PORTFOLIO IS TO ACHIEVE CONSISTENT, SUPERIOR TOTAL RETURN WITH MINIMUM RISK TO PRINCIPAL BY INVESTING PRIMARILY IN COMMON STOCKS WITH ABOVE-AVERAGE STATISTICAL VALUE WHICH ARE IN FUNDAMENTALLY ATTRACTIVE INDUSTRIES AND WHICH, IN THE ADVISER'S OPINION, ARE UNDERVALUED AT THE TIME OF PURCHASE.

    There can be no assurance that either of the NWQ Portfolios will achieve its stated objective. A discussion of the risks of investing in the NWQ Portfolios is included in this Prospectus.

ABOUT THIS PROSPECTUS

    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION  OR  ANY STATE  SECURITIES  COMMISSION NOR  HAS  THE
     SECURITIES   AND  EXCHANGE   COMMISSION  OR   ANY  STATE  SECURITIES
       COMMISSION PASSED UPON  THE ACCURACY OF  THIS PROSPECTUS.  ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

    The following table illustrates the expenses and fees that shareholders of the NWQ Balanced and Value Equity Portfolio Institutional Class Shares will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                       NWQ
                                         NWQ          VALUE
                                      BALANCED       EQUITY
                                      PORTFOLIO     PORTFOLIO
                                     INSTITUTIONAL INSTITUTIONAL
                                        CLASS         CLASS
                                       SHARES        SHARES
                                     -----------   -----------
Sales Load Imposed on Purchases....         NONE          NONE
Sales Load Imposed on Reinvested
 Dividends.........................         NONE          NONE
Deferred Sales Load................         NONE          NONE
Redemption Fees....................         NONE          NONE
Exchange Fees......................         NONE          NONE

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                       NWQ
                                         NWQ          VALUE
                                      BALANCED       EQUITY
                                      PORTFOLIO     PORTFOLIO
                                     INSTITUTIONAL INSTITUTIONAL
                                        CLASS         CLASS
                                       SHARES        SHARES
                                     -----------   -----------
Investment Advisory Fees...........      0.70%+        0.70%+
Administrative Fees................      1.71%         5.71%
12b-1 Fees.........................         NONE          NONE
Other Expenses.....................      1.26%         4.47%
Advisory Fees Waived and Expenses
 Assumed...........................     (2.63)%       (9.67)%
                                        --------      --------
Total Operating Expenses (After Fee
 Waivers):.........................      1.04%+*       1.21%+*
                                        --------      --------
                                        --------      --------

------------------------
+ Until February 28, 1997,  the Adviser has voluntarily  agreed to waive all  or part of its advisory fee for each Portfolio and to assume operating expenses on behalf of the Portfolios, if necessary, in order to keep the total annual operating expenses of the NWQ Balanced and Value Equity Portfolios Institutional Class Shares from exceeding 1.00% of average daily net assets. It is estimated that without waiving fees and assuming expenses, the total annual operating expenses of the NWQ Balanced and Value Equity Portfolios Institutional Class Shares for the fiscal year ended October 31, 1995 would have been 3.67% and 10.88%, respectively, of average daily net assets. The Fund will not reimburse the Adviser for advisory fees waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolios.

* The annualized Total Operating Expenses excludes the effect of expense offsets. If expense offsets were included, the annualized Total Operating Expenses of both the NWQ Balanced and Value Equity Portfolios Institutional Class Shares would be 1.00%.

    The purpose of the above table is to assist the investor in understanding the various fees that an investment in the Portfolio will bear directly or indirectly. The expenses and fees set forth above are based on the Portfolios' operations during the fiscal year ended October 31, 1995.

    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolio charges no redemption fees of any kind.

                                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                           -----------  -----------  -----------  -----------
NWQ Balanced Portfolio Institutional Class Shares........................   $      11    $      33    $      57    $     127
NWQ Value Equity Portfolio Institutional Class Shares....................   $      12    $      38    $      66    $     147

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

INVESTMENT ADVISER

    NWQ Investment Management Company (the "Adviser"), an investment counseling firm established in 1982, serves as investment adviser to the NWQ Portfolios. The Adviser presently manages over $5.6 billion in assets for institutions and high net worth individuals. See "INVESTMENT ADVISER."

HOW TO INVEST

    The Fund offers shares of common stock, par value $.001, of the Portfolios through UAM Fund Distributors, Inc. (the "Distributor"), to investors without a sales commission at net asset value next determined after the purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for each Portfolio is $2,500; the minimum for subsequent investments is $100. The officers of the Fund may make certain exceptions to the initial and minimum investment amounts. See "PURCHASE OF SHARES."

DIVIDENDS AND DISTRIBUTIONS

    Each Portfolio will normally distribute substantially all of its net investment income in the form of quarterly dividends. Any realized net capital gains will also be distributed annually with the last dividend distribution for the fiscal year. Distributions will be reinvested in each Portfolio's shares automatically unless an investor elects to receive cash distributions. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

HOW TO REDEEM

    Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. A Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. See "REDEMPTION OF SHARES."

ADMINISTRATIVE SERVICES

    Chase Global Funds Services Company (the "Administrator"), a subsidiary of The Chase Manhattan, Bank, N.A., provides the Fund with administrative, dividend disbursing and transfer agent services. See "ADMINISTRATIVE SERVICES."

RISK FACTORS

    Prospective investors in the Fund should consider the following factors associated with an investment in the Portfolios: (1) The NWQ Balanced Portfolio may invest in securities rated lower than Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Corporation. These securities carry a high degree of credit risk, and are considered speculative by the major credit rating agencies and are sometimes referred to as "junk bonds". (See "INVESTMENT POLICIES OF THE NWQ BALANCED PORTFOLIO.") (2) The fixed income securities held by the NWQ Balanced Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Portfolio. The value of the securities held by the Portfolio can be expected to vary inversely to the changes in the prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa.
(3) In addition, each Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "COMMON INVESTMENT POLICIES.") The value of the Portfolios' shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolios invest.

                              FINANCIAL HIGHLIGHTS
                           INSTITUTIONAL CLASS SHARES

    The following tables provide selected per share data and ratios for a share outstanding throughout each of the respective periods presented of the NWQ Balanced and Value Equity Portfolios Institutional Class Shares and is part of the Portfolios' Financial Statements included in the Portfolios' 1995 Annual Report to Shareholders which are incorporated by reference into the Fund's Statement of Additional Information. The Portfolios' Financial Statements have been examined by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Statement of Additional Information. The following information should be read in conjunction with the Portfolios' 1995 Annual Report to Shareholders.

                                                              NWQ                                   NWQ
                                                       BALANCED PORTFOLIO                  VALUE EQUITY PORTFOLIO
                                               ----------------------------------  --------------------------------------
                                               AUGUST 2, 1994**                     SEPTEMBER 21, 1994
                                                      TO            YEAR ENDED              TO              YEAR ENDED
                                               OCTOBER 31, 1994  OCTOBER 31, 1995    OCTOBER 31, 1994    OCTOBER 31, 1995
                                               ----------------  ----------------  --------------------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $   10.00         $    9.84           $   10.00           $    9.98
                                                   ------            ------              ------              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income+.....................        0.06              0.32                0.01                0.12
  Net Realized and Unrealized Gain (Loss) on
   Investments...............................       (0.19)             1.40               (0.03)               1.65##
                                                   ------            ------              ------              ------
    TOTAL FROM INVESTMENT OPERATIONS.........       (0.13)             1.72               (0.02)               1.77
                                                   ------            ------              ------              ------
DISTRIBUTIONS
  Net Investment Income......................       (0.03)            (0.32)                --                (0.10)
                                                   ------            ------              ------              ------
NET ASSET VALUE, END OF PERIOD...............   $    9.84         $   11.24           $    9.98           $   11.65
                                                   ------            ------              ------              ------
                                                   ------            ------              ------              ------
TOTAL RETURN++...............................       (1.30)%           17.80%              (0.20)%             17.84%
                                                   ------            ------              ------              ------
                                                   ------            ------              ------              ------
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)......   $   1,584         $   5,334           $     253           $   2,464
  Ratio of Expenses to Average Net Assets+...        1.00%*            1.04%#              1.00%*              1.21%#
  Ratio of Net Investment Income to Average
   Net Assets+...............................        3.59%*            3.30%               1.36%*              1.39%
  Portfolio Turnover Rate....................           1%               31%                  0%                  4%
                                                   ------            ------              ------              ------

------------------------
  * Annualized
 ** Commencement of Operations
  + Net of voluntarily waived fees and expenses assumed by the Adviser of $.21 and $.26 per share, for NWQ Balanced Portfolio and $1.06 and $.82 per share, for NWQ Value Equity Portfolio for the period ended October 31, 1994 and the year ended October 31, 1995, respectively.
 ++ Total return would have  been lower had the  Adviser not waived and  assumed certain expenses during the periods indicated.
 # The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 1.00% for the year ended October 31, 1995.
## The amount shown for the year ended October 31, 1995 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the portfolio.

                             INVESTMENT OBJECTIVES

    The objective of the NWQ BALANCED PORTFOLIO is to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of investment grade fixed income securities and common stocks of companies with above-average statistical value in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

    The objective of the NWQ VALUE EQUITY PORTFOLIO is to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

               INVESTMENT POLICIES OF THE NWQ BALANCED PORTFOLIO

    The NWQ Balanced Portfolio is designed to provide shareholders with a single investment portfolio which combines the Adviser's equity strategy, fixed income strategy and active asset allocation decisions. The Adviser's asset allocation discipline recognizes the advantage of varying the asset mix among asset classes and is neither limited to the return, nor subject to the risks, of a single asset class. The allocation process focuses on expected returns of each asset class relative to the other asset classes, monetary conditions, and the economic outlook. The Adviser actively adjusts the mix of common stocks, bonds and cash equivalents in a disciplined manner designed to maximize the Portfolio's return and limit the volatility of that return.

    The Portfolio intends to achieve its objective by investing in a diversified portfolio of common stocks and investment grade fixed income securities. The proportion of the Portfolio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, however, is expected to be 60% in common stocks, 30% in fixed income securities and 10% in cash and cash equivalents. However, the percentage of the Portfolio's assets committed to different securities may range as follows: 30% to 75% in common stocks, 25% to 50% in fixed income securities, and 0% to 45% in cash and cash equivalents. The Portfolio will invest at least 25% of its assets in fixed income senior securities.

    The  Adviser's  selection  process of  common  stocks for  the  Portfolio is designed to identify securities which are undervalued and are within fundamentally attractive industries. The Portfolio will invest in individual common stocks, either listed on a national exchange or traded over-the-counter, of companies with medium to large market capitalizations. However, up to 10% of the total assets of the Portfolio may be invested in common stocks of companies with market capitalizations of less than $500 million. Additionally, the Portfolio may invest up to 20% of its total assets in American Depositary Receipts ("ADRs"), described in more detail below. Common stocks are selected using approaches identical to those implemented for the NWQ Value Equity Portfolio described below under "INVESTMENT POLICIES OF THE NWQ VALUE EQUITY PORTFOLIO."

    The Adviser uses an active fixed income strategy seeking to benefit during periods of declining interest rates by increasing investment exposure and extending security maturities. During a rising rate environment, maturities are shortened and exposure decreased to avoid capital loss. Value is added through actively adjusting portfolio duration. Average duration may range from one to ten years and maturities may range from one to thirty years.

    The Portfolio will invest in fixed income securities of primarily investment grade which include securities of or guaranteed by the U.S. Government and its agencies or instrumentalities, corporate bonds, mortgage-backed securities, variable rate debt securities, asset-backed securities and various short-term instruments as described under "COMMON INVESTMENT POLICIES." Investment grade securities are considered to be those rated either Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"). The Portfolio may purchase any other publicly or privately placed unrated security which in the Adviser's opinion, is of equivalent quality to securities rated investment grade. Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer for the timely payment of principal. The Portfolio may also invest up to 10% of its total assets in securities rated less than BBB by S&P or Baa by Moody's. Securities rated below Baa by Moody's or BBB by S&P are commonly referred to as "junk bonds".

    It is the Adviser's intention that the Portfolio's fixed income investments will be limited to the ratings categories described above. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgement, the retention of the securities is warranted. The Statement of Additional Information for the NWQ Portfolios contains a description of corporate bond ratings.

    The chart below indicates the Portfolio's weighted average composition of debt securities graded by S&P for the period from November 1, 1994 to October 31, 1995. The Portfolio did not invest in debt securities graded lower than investment grade during this period.

                                                                                                             PERCENTAGE
DEBT SECURITIES RATINGS                                                                                          OF
(STANDARD & POOR'S)                                                                                          NET ASSETS
----------------------------------------------------------------------------------------------------------  ------------
Government Agencies.......................................................................................        39.31%

    The weighted average indicated above was calculated on a dollar weighted basis and was computed at the end of each month from November 1, 1994 to October 31, 1995. The chart does not necessarily indicate what the composition of the Portfolio will be in the current and subsequent fiscal years. For a description of S&P's ratings of fixed income securities, see "APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS" in the Statement of Additional Information.

             INVESTMENT POLICIES OF THE NWQ VALUE EQUITY PORTFOLIO

    The NWQ Value Equity Portfolio seeks to achieve its objective by investing at least 65% of its total assets in common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which in the Adviser's opinion are undervalued at the time of purchase. The Portfolio may also invest in other equity-related securities consisting of convertible bonds, convertible preferred stocks, rights and warrants. The Adviser will select from a universe of 1100 companies of medium to large capitalization. Companies with market capitalization under $500 million will be limited to 10% of the Portfolio's total assets. Statistical measures are applied to screen for the companies with the best value characteristics such as below average price-to-earnings and price-to-book ratios, above-average dividend yield and strong financial stability. The process is differentiated from other value-oriented investment managers in the following ways: the use of normalized earnings to value cyclical companies, a focus on quality of earnings, investment in relative value, and concentration in industries/sectors having strong long-term fundamentals.

    As part of the multi-disciplined approach to capturing value, the Adviser strives to identify market sectors early in their cycle of fundamental improvement, investor recognition and market exploitation. Industry fundamentals used in the decision making process are business trend analysis to analyze industry and company fundamentals for the impact of changing worldwide product demand/supply, direction of inflation and interest rates, and expansion/contraction of business cycles. Following this phase, approximately 200 companies that have above-average statistical value and are in a sector identified as having positive fundamentals on a secular basis will be actively followed by the Adviser. Company visits and interviews with management provide the fundamental research to verify the value in these potential investments. The Adviser utilizes in-house research capabilities in addition to Wall Street and numerous independent firms for economic, industry and securities research. The Portfolio will be concentrated in those industries with positive fundamentals and likewise will minimize risk by avoiding industries with deteriorating secular fundamentals.

    The Adviser anticipates that the majority of the investments in the Portfolio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its assets in shares of foreign based companies through sponsored ADRs which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN SECURITIES" in the Statement of Additional Information for a description of the risks involved.)

                           COMMON INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    From time to time, in order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, both Portfolios may invest a portion of their assets in the following money market instruments, consistent with the individual Portfolio's investment policies as set forth above.

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

    Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

    A Portfolio will not invest in securities issued by a commercial bank unless
    (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

(2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

(3) Short-term corporate obligations rated A or better by Moody's or by S&P;

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

    For temporary defensive purposes, when market or economic conditions may warrant, the NWQ Portfolios may invest all or a portion of their assets in cash and cash equivalents and in such situations may not be investing to achieve their objectives.

    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.

    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "INVESTMENT COMPANIES.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.

REPURCHASE AGREEMENTS

    Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "SHORT-TERM INVESTMENTS." Each Portfolio may enter into repurchase agreements as long as the Fund's Board of Directors evaluates the creditworthiness of the brokers or dealers with which the Portfolio is entering into the transaction. In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The
Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for each Portfolio.

    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.

LENDING OF SECURITIES

    Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. A Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

    Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to no more than 10% of the equity portion of each Portfolio's assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although a Portfolio may earn income in securities it has deposited in a segregated account.

    Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.

PORTFOLIO TURNOVER

    Generally, the Portfolios have a one to three year investment horizon, and will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that Portfolio changes are appropriate. It is expected that the annual portfolio turnover rate for both Portfolios will average 50%. The Portfolios will not normally engage in short-term trading but reserve the right to do so. The table set forth in "Financial Highlights" presents the Portfolios' historical portfolio turnover ratios.

INVESTMENT COMPANIES

    As permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money
Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.

    Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of the Portfolio," as defined in the 1940 Act.

                             INVESTMENT LIMITATIONS

    Each Portfolio has adopted certain limitations which are designed to reduce its exposure to risk in specific situations. A Portfolio will not:

    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of a single issuer (other than obligations issued by or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof);

    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

    (c) acquire any security of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

        provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;

    (d) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;

    (e) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

    (f) (i) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

    The  Portfolios' investment objectives and  investment limitations (a), (b),
(c), (e) and (f)(i), set forth above, are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction.

                            PERFORMANCE CALCULATIONS

    Each Portfolio may advertise or quote yield data from time to time. The yield of a Portfolio is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

    Each Portfolio may advertise or quote total return data. Total return will be calculated on an average annual total return basis and may also be calculated on an aggregate total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a Portfolio during the period are reinvested in the Portfolio's shares.

    Performance will  be  calculated  separately  for  Institutional  Class  and
Service Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

    The Annual Report to the shareholders of the NWQ Portfolios for the Fund's most recent fiscal year end will contain additional performance information that will be made available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                             INVESTMENT SUITABILITY

    The NWQ Portfolios are designed principally for the investments of high net worth individuals and institutional investors. Each Portfolio is also suitable for individual tax-deferred investment plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers.

                               PURCHASE OF SHARES

    Shares of the Portfolios may be purchased, without sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The required minimum initial investment for each Portfolio is $2,500. There may be certain exceptions as may be determined from time to time by the officers of the Fund.

INITIAL INVESTMENTS BY MAIL

    An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check payable to UAM FUNDS, INC., to:

                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

    The carbon copy (manually signed) of the Account Registration Form must be delivered to:

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110

    Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund.

INITIAL INVESTMENTS BY WIRE

    Shares of the Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

        (a) Telephone the Fund's transfer agent (the "Transfer Agent") (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the name of the Portfolio, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number will then be provided to you;

        (b) Instruct your bank to wire the specified amount to the Fund's Custodian at:

                              The Bank of New York
                               New York, NY 10286
                                ABA #0210-0023-8
                              DDA Acct. 001-63-057
                             F/B/O UAM Funds, Inc.
                        Ref: NWQ Value Equity Portfolio
                                       or
                             NWQ Balanced Portfolio
                  Your Account Number ________________________
                  Your Account Name __________________________

        (c) A completed Account Registration Form must be forwarded to the Fund and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

    You may add to your account at any time by purchasing shares at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. The minimum additional investment is $100. It is very important that your account number, account name, and the name of the Portfolio of which shares are to be purchased are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

    The purchase price of the shares is the net asset value per share next determined after the order and payment is received. (See "VALUATION OF SHARES.") An order received prior to the 4:00 p.m. close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt. An order or payment received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of either Portfolio or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

    Purchases will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

    Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their service agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

IN-KIND PURCHASES

    If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible for investment by the Portfolio and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and (3) the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

    Shares of either Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

    Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order". Your request should be addressed to:

                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

    "Good order" means that the request to redeem shares must include the following documentation:

    (a) The stock certificates, if issued;

    (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any  required signature  guarantees (see  "SIGNATURE GUARANTEES" below);
        and

    (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.

SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE

    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer

Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

    If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

TRANSFER OF REGISTRATION

    Shareholders may transfer the registration of shares to another person by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "REDEMPTION OF SHARES" for a definition of "good order.")

EXCHANGE PRIVILEGE

    Institutional Class Shares of each NWQ Portfolio may be exchanged for Institutional Class Shares of the other NWQ Portfolio. In addition, Institutional Class Shares of each NWQ Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and the UAM Funds Trust. (See the list of Portfolios of the UAM Funds--Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

    Any such exchange will be based on the respective net assets of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchange received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Exchanges may be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES--BY TELEPHONE" above.

    For Federal income tax purposes, an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                              VALUATION OF SHARES

    Each Portfolio's net asset value per share is determined by dividing the sum of the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. The net asset value per share is determined as of the close of the NYSE on each day that the NYSE is open for business.

    Equity securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at their closing price. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. The value of securities purchased with remaining maturities of 60 days or less is determined using amortized cost valuation, when the Board of Directors determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rate.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Each Portfolio will normally distribute substantially all of its net investment income to shareholders in the form of quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute such gains with the last dividend for the fiscal year.

    Undistributed net investment income is included in each Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    Each  Portfolio's  dividend   and  capital  gains   distributions  will   be
automatically reinvested in additional shares unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and if it qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. For qualification as a regulated investment company each Portfolio intends to comply with the diversification requirements imposed by the Internal Revenue Code. In doing so, the Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the market value of its total assets is represented by cash (including cash items and receivables), United States Government securities, and other securities, with such other securities limited in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and no more than 10% of the outstanding voting securities of the issuer.

    Dividends, either in cash or reinvested in shares, paid by a Portfolio from net investment income will be taxable to shareholders as ordinary income and will not qualify for the 70% dividends received deduction for corporations.

    Whether paid in cash or additional shares of a Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    A redemption of shares is a taxable event for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

    The Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, the Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in October, November and December to shareholders of record in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS taxpayer identification regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER

    NWQ Investment Management Company was founded in 1982 and is located at 655 South Hope Street, 11th Floor, Los Angeles, California 90017. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to institutional and high net worth individuals. As of the date of this Prospectus, the Adviser had over $5.6 billion in assets under management.

    Under Investment Advisory Agreements (the "Agreements") with the Fund, dated as of January 24, 1994, NWQ Investment Management Company, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of the NWQ Portfolios. In this regard, it is the responsibility of the Adviser to make investment decisions for each Portfolio and to place purchase and sale orders for each Portfolio's investments.

    An investment policy committee is responsible for the day-to-day management of each Portfolio's investments. The following investment professionals are the members of this committee who collectively make the Portfolios' investment decisions:

    DAVID A. POLAK, CFA, is the founder and has been President and Chief Investment Officer/Portfolio Manager of NWQ Investment Management Company from 1982 to the present. From 1979 to 1982, Mr. Polak was Chief Investment Strategist/Portfolio Manager of Argus Investment Management Inc. and, from 1968 to 1979, he was a Portfolio Manager at Beneficial Standard Investment Management. Mr. Polak is a graduate of Massachusetts Institute of Technology
(BS), Rensselaer Polytechnical Institute (MS) and the University of California at Los Angeles (MBA).

    EDWARD C. FRIEDEL, CFA, has been a Managing Director and Investment Strategist/Portfolio Manager of NWQ Investment Management Company from 1983 to the present. From 1971 to 1983, Mr. Friedel was a Portfolio Manager at Beneficial Standard Investment Management. Mr. Friedel is a graduate of the University of California at Berkeley (BS) and Stanford University (MBA).

    JAMES H. GALBREATH, CFA, has been a Managing Director and Investment Strategist/Portfolio Manager at NWQ Investment Management Company from 1987 to the present. From 1983 to 1987, Mr. Galbreath was President of Galbreath Financial and, from 1974 to 1983, he was a Partner and Portfolio Manager at Stephenson & Company. Mr. Galbreath is a graduate of the University of Denver (BS and BA).

    PHYLLIS G. THOMAS, CFA, has been a Managing Director and Investment Strategist/Portfolio Manager at NWQ Investment Management Company from 1990 to the present. From 1987 to 1990, Ms. Thomas was a

Portfolio Manager with The Boston Company Institutional Investors, Inc. and, from 1980 to 1987, she was a Portfolio Manager with Beneficial Standard Investment Management. Ms. Thomas is a graduate of Northern Illinois University
(BS) and the University of California at Los Angeles (MBA).

    As compensation for the services rendered by the Adviser under the Agreements, the Portfolios pay the Adviser annual fees, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

NWQ Balanced Portfolio...................................................     0.70%
NWQ Value Equity Portfolio...............................................     0.70%

    The Adviser may, from time to time, waive its advisory fees or assume operating expenses on behalf of a Portfolio in order to reduce the Portfolio's expense ratio. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolios.

    In addition, the Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.

                            ADMINISTRATIVE SERVICES

    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement dated as of December 16, 1991. The services provided under this Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Fund Administration Agreement, as amended February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; and 0.06 of 1% of the aggregate net assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which rises from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.

                                  DISTRIBUTOR

    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the NWQ Portfolios Institutional Class Shares offered in this Prospectus. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

                             PORTFOLIO TRANSACTIONS

    The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Portfolio or who act as agents in the purchase of shares of a Portfolio for their clients.

    Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with a $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently the Fund is offering shares of 30 Portfolios. The Board of Directors may create additional Portfolios and classes of shares of the Fund in the future at its discretion.

    The shares of each Portfolio of the Fund are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of January 31, 1996, Nabank & Co., Tulsa, OK held of record 45% of the outstanding shares of the NWQ Balanced
Portfolio Institutional Class Shares for which ownership is disclaimed or presumed disclaimed; Hartnat & Co., Boston, MA held of record 74% of the outstanding shares of the NWQ Balanced Portfolio Institutional Service Class Shares for which ownership is disclaimed or presumed disclaimed; and Charles Schwab & Co., Inc., San Francisco, CA held of record 56% of the outstanding shares of the NWQ Value Equity Portfolio Institutional Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

CUSTODIAN

    The Bank of New York serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.

MARY RUDIE BARNEBY*                   Director   and  Executive  Vice  President  of  the  Fund,
1133 Avenue of the Americas           President of Regis Retirement  Plan Services, since  1993;
New York, NY 10036                    Former  President of UAM Fund Distributors, Inc.; Formerly
                                      responsible for Defined  Contribution Plan  Services at  a division  of the Equitable  Companies, Dreyfus Corporation and Merrill Lynch.
JOHN T. BENNETT, JR.                  Director  of  the  Fund;  President  of  Squam  Investment
College Road - RFD 3                  Management  Company,  Inc.  and  Great  Island  Investment
Meredith, NH 03253                    Company, Inc.;  President  of Bennett  Management  Company
                                      from 1988 to 1993.
J. EDWARD DAY                         Director  of the  Fund; Retired Partner  in the Washington
5804 Brookside Drive                  office  of  the  law  firm  Squire,  Sanders  &   Dempsey;
Chevy Chase, MD 20815                 Director,  Medical Mutual  Liability Insurance  Society of
                                      Maryland; Formerly,  Chairman  of the  Montgomery  County,
                                      Maryland, Revenue Authority.
PHILIP D. ENGLISH                     Director  of  the  Fund;  President  and  Chief  Executive
16 West Madison Street                Officer of Broventure Company, Inc.; Chairman of the Board
Baltimore, MD 21201                   of Chektec Corporation and Cyber Scientific, Inc.
WILLIAM A. HUMENUK                    Director of the Fund;  Partner in the Philadelphia  office
4000 Bell Atlantic Tower              of  the law firm Dechert  Price & Rhoads; Director, Hofler
1717 Arch Street                      Corp.
Philadelphia, PA 19103
NORTON H. REAMER*                     Director, President and Chairman  of the Fund;  President,
One International Place               Chief  Executive  Officer  and  Director  of  United Asset
Boston, MA 02110                      Management Corporation;  Director, Partner  or Trustee  of
                                      each  of the Investment Companies of the Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*                Director of  the  Fund;  President  and  Chief  Investment
One Financial Center                  Officer  of  Dewey  Square  Investors  Corporation ("DSI")
Boston, MA 02111                      since 1988; Director and  Chief Executive Officer of  H.T.
                                      Investors, Inc, formerly a subsidiary of DSI.
WILLIAM H. PARK*                      Vice  President  and  Assistant  Treasurer  of  the  Fund;
One International Place               Executive Vice President  and Chief  Financial Officer  of
Boston, MA 02110                      United Asset Management Corporation.
ROBERT R. FLAHERTY*                   Treasurer  of the Fund; Manager of Fund Administration and
73 Tremont Street                     Compliance of the Administrator since March 1995; formerly
Boston, MA 02108                      Senior Manager of Deloitte & Touche LLP from 1985 to 1995.
KARL O. HARTMANN*                     Secretary of the Fund;  Senior Vice President and  General
73 Tremont Street                     Counsel of Administrator; Senior Vice President, Secretary
Boston, MA 02108                      and   General  Counsel  of   Leland,  O'Brien,  Rubinstein
                                      Associates, Inc. from November 1990 to November 1991.
HARVEY M. ROSEN*                      Assistant Secretary of the Fund; Senior Vice President  of
73 Tremont Street                     Administrator.
Boston, MA 02108

------------------------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.

        Acadian Emerging Markets Portfolio
        Acadian International Equity Portfolio

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

        BHM&S Total Return Bond Portfolio

CHICAGO ASSET MANAGEMENT COMPANY

        Chicago Asset Management Value/Contrarian Portfolio
        Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.

        C&B Balanced Portfolio
        C&B Equity Portfolio

C.S. MCKEE & COMPANY, INC.

        McKee U.S. Government Portfolio
        McKee Domestic Equity Portfolio
        McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION

        DSI Disciplined Value Portfolio
        DSI Limited Maturity Bond Portfolio
        DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.

        FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.

        ICM Equity Portfolio
        ICM Fixed Income Portfolio
        ICM Small Company Portfolio

INVESTMENT RESEARCH COMPANY

        IRC Enhanced Index Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.

        MJI International Equity Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.

        Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY

        NWQ Balanced Portfolio
        NWQ Value Equity Portfolio

RICE, HALL, JAMES & ASSOCIATES

        Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.

        Sirach Fixed Income Portfolio
        Sirach Growth Portfolio
        Sirach Short-Term Reserves Portfolio
        Sirach Special Equity Portfolio
        Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.

        SAMI Preferred Stock Income Portfolio
        Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY

        Sterling Partners' Balanced Portfolio
        Sterling Partners' Equity Portfolio
        Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.

        TS&W Equity Portfolio
        TS&W Fixed Income Portfolio
        TS&W International Equity Portfolio

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983

                               -----------------
                                   PROSPECTUS
                            DATED FEBRUARY 28, 1996
                               INVESTMENT ADVISER
                       NWQ INVESTMENT MANAGEMENT COMPANY
                       655 SOUTH HOPE STREET, 11TH FLOOR
                         LOS ANGELES, CALIFORNIA 90017
                                 (213) 624-6700

                               -----------------
                                  DISTRIBUTOR
                          UAM FUND DISTRIBUTORS, INC.
                              211 CONGRESS STREET
                                BOSTON, MA 02110

                               TABLE OF CONTENTS

                                                      PAGE
                                                    ---------
Fund Expenses.....................................          2
Prospectus Summary................................          3
Financial Highlights..............................          4
Investment Objectives.............................          4
Investment Policies of the NWQ Balanced
 Portfolio........................................          5
Investment Policies of the NWQ Value Equity
 Portfolio........................................          6
Common Investment Policies........................          6
Investment Limitations............................          9
Performance Calculations..........................         10
Investment Suitability............................         10
Purchase of Shares................................         11

                                                      PAGE
                                                    ---------
Redemption of Shares..............................         13
Valuation of Shares...............................         14
Dividends, Capital Gains Distributions and
 Taxes............................................         15
Investment Adviser................................         16
Administrative Services...........................         17
Distributor.......................................         17
Portfolio Transactions............................         18
General Information...............................         18
Directors and Officers............................         20
UAM Funds--Institutional Class Shares.............         21

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------

                       NWQ INVESTMENT MANAGEMENT COMPANY
               SERVES AS INVESTMENT ADVISER TO THE NWQ PORTFOLIOS
                       INSTITUTIONAL SERVICE CLASS SHARES
--------------------------------------------------------------------------------


                        PROSPECTUS -- FEBRUARY 29, 1996


INVESTMENT OBJECTIVES


    UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open-end, management investment company, known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios"), each of which has a different investment objective and different investment policies. The Portfolios offered by this Prospectus presently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in their respective Portfolios and accrue dividends in the same manner, except that Service Class Shares bear service fees and distribution expenses payable by the Class to financial institutions for services they provide to shareholders of such shares and as compensation for distribution of the shares. The securities offered hereby are shares of the Service Class Shares of two diversified Portfolios (collectively the "NWQ Portfolios" or singularly a "Portfolio") of the Fund managed by NWQ Investment Management Company.


    NWQ BALANCED PORTFOLIO. THE OBJECTIVE OF THE NWQ BALANCED PORTFOLIO IS TO ACHIEVE CONSISTENT, ABOVE-AVERAGE RETURNS WITH MINIMUM RISK TO PRINCIPAL BY INVESTING PRIMARILY IN A COMBINATION OF INVESTMENT GRADE FIXED INCOME SECURITIES AND COMMON STOCKS OF COMPANIES WITH ABOVE-AVERAGE STATISTICAL VALUE WHICH ARE IN FUNDAMENTALLY ATTRACTIVE INDUSTRIES AND WHICH, IN THE ADVISER'S OPINION, ARE UNDERVALUED AT THE TIME OF PURCHASE.

    NWQ VALUE EQUITY PORTFOLIO. THE OBJECTIVE OF THE NWQ VALUE EQUITY PORTFOLIO IS TO ACHIEVE CONSISTENT, SUPERIOR TOTAL RETURN WITH MINIMUM RISK TO PRINCIPAL BY INVESTING PRIMARILY IN COMMON STOCKS WITH ABOVE-AVERAGE STATISTICAL VALUE WHICH ARE IN FUNDAMENTALLY ATTRACTIVE INDUSTRIES AND WHICH, IN THE ADVISER'S OPINION, ARE UNDERVALUED AT THE TIME OF PURCHASE.

    There can be no assurance that either of the NWQ Portfolios will achieve its stated objective. A discussion of the risks of investing in the NWQ Portfolios is included in this Prospectus.

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION  OR  ANY STATE  SECURITIES  COMMISSION NOR  HAS  THE
     SECURITIES   AND  EXCHANGE   COMMISSION  OR   ANY  STATE  SECURITIES
       COMMISSION PASSED UPON  THE ACCURACY OF  THIS PROSPECTUS.  ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES



    The following table illustrates the expenses and fees that a Service Class shareholder of the NWQ Balanced Portfolio and the NWQ Value Equity Portfolio will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                                                                  NWQ           NWQ
                                                                                                BALANCED    VALUE EQUITY
                                                                                               PORTFOLIO     PORTFOLIO
                                                                                                SERVICE       SERVICE
                                                                                              CLASS SHARES  CLASS SHARES
                                                                                              ------------  ------------
Sales Load Imposed on Purchases.............................................................         NONE          NONE
Sales Load Imposed on Reinvested Dividends..................................................         NONE          NONE
Deferred Sales Load.........................................................................         NONE          NONE
Redemption Fees.............................................................................         NONE          NONE
Exchange Fees...............................................................................         NONE          NONE



                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                                                   NWQ             NWQ
                                                                                                 BALANCED      VALUE EQUITY
                                                                                                PORTFOLIO       PORTFOLIO
                                                                                              SERVICE CLASS   SERVICE CLASS
                                                                                                  SHARES          SHARES
                                                                                              --------------  --------------
Investment Advisory Fees....................................................................       0.70%+          0.70%+
Administrative Fees.........................................................................       1.71%           5.71%
12b-1 Fees (Including Shareholder Servicing Fees)**.........................................       0.40%           0.40%
Other Expenses..............................................................................       1.26%           4.47%
Advisory Fees Waived and Expenses Assumed...................................................      (2.63)%         (9.67)%
                                                                                                  -----           -----
Total Operating Expenses (After Fee Waivers):...............................................       1.44%+*         1.61%+*
                                                                                                  -----           -----
                                                                                                  -----           -----
--------------
 +Until February 28, 1997, the Adviser has  voluntarily agreed to waive all or part  of its advisory fee for each  Portfolio and  to assume operating expenses on behalf  of the Portfolios, if necessary, in  order to keep the total annual operating expenses for the NWQ Balanced  and NWQ Value Equity  Portfolios Service Class Shares from  exceeding 1.40% of its  average daily net assets. It is estimated that without waiving fees and assuming expenses, the total annual operating expenses for the NWQ Balanced and the NWQ Value Equity Portfolios Service Class Shares for the fiscal year ended October 31, 1995 would have  been 4.07%  and 11.28%,  respectively, of  average daily net  assets. The  Fund will  not reimburse  the Adviser for advisory fees waived or expenses that the Adviser may bear on behalf of the Portfolios.
 *The annualized Total Operating  Expenses excludes the  effect of expense  offsets. If expense  offsets were included,  the annualized  Total Operating Expenses of both the NWQ Balanced and Value Equity Portfolios Institutional Class Shares would be 1.40%.
**The Service Class Shares  may bear service  fees of 0.25%  and distribution fees  and expenses of  up to 0.15%.  Long-term shareholders  may pay more than the economic  equivalent of the maximum front-end sales  charges permitted by rules of the
  National Association of Securities Dealers, Inc. See "SERVICE AND DISTRIBUTION PLANS."



    The purpose of the above table is to assist the investor in understanding the various fees that an investment in the Portfolios' Service Class Shares will bear directly or indirectly. The expenses and fees set forth above are based on the operations of the NWQ Balanced and Value Equity Portfolios Institutional Class Shares during the fiscal year ended October 31, 1995 except that such information has been restated to reflect 12b-1 fees.


    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolio's charge no redemption fees of any kind.


                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
NWQ Balanced Portfolio Service Class Shares.......   $15       $46       $79       $172
NWQ Value Equity Portfolio Service Class Shares...   $16       $51       $88       $191


    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

NOTE TO EXPENSE TABLE

    The information set forth in the foregoing table and example relates only to Service Class Shares of the Portfolio, which shares are subject to different total fees and expenses than Institutional Class Shares. Service Organizations may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. See "SERVICE AND DISTRIBUTION PLANS."

                               PROSPECTUS SUMMARY

INVESTMENT ADVISER


    NWQ Investment Management Company (the "Adviser"), an investment counseling firm established in 1982, serves as investment adviser to the NWQ Portfolios. The Adviser presently manages $5.6 billion in assets for institutions and high net worth individuals. See "INVESTMENT ADVISER."


HOW TO INVEST


    Service Class Shares of the Portfolios are offered to investors through broker-dealers and other financial institutions ("Service Agents") at net asset value next determined after the purchase order is received in proper form. The minimum initial investment for each Portfolio is $100,000; the minimum for subsequent investments is $1,000. The Officers of the Fund may make certain exceptions to the initial and minimum investment amounts. See "PURCHASE OF SHARES."


DIVIDENDS AND DISTRIBUTIONS

    Each Portfolio will normally distribute substantially all of its net investment income to shareholders of both Classes in the form of quarterly dividends. Any realized net capital gains will also be distributed annually with the last dividend distribution for the fiscal year. Distributions will be reinvested in each Portfolio's shares automatically unless an investor elects to receive cash distributions. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

HOW TO REDEEM

    Service Class Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. A Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. See "REDEMPTION OF SHARES."

ADMINISTRATIVE SERVICES


    Chase Global Funds Services Company (the "Administrator"), a subsidiary of The Chase Manhattan Bank, N.A., provides the Fund with administrative, dividend disbursing and transfer agent services. See "ADMINISTRATIVE SERVICES."



RISK FACTORS



    Prospective investors in the Fund should consider the following factors associated with an investment in the Portfolios: (1) The NWQ Balanced Portfolio may invest in securities rated lower than Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Corporation. These securities carry a high degree of credit risk, and are considered speculative by the major credit rating agencies and are sometimes referred to as "junk bonds". (See "INVESTMENT POLICIES OF THE NWQ BALANCED PORTFOLIO.") (2) The fixed income securities held by the NWQ Balanced Portfolio will be affected by general changes in interest rates resulting in increases or decrease in the value of the obligations held by the Portfolio. The value of the securities held by the Portfolio can be expected to vary inversely to the changes in the prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa. (3) In addition, each Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "COMMON INVESTMENT POLICIES.") The value of the Portfolios' shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolios invest.


                             INVESTMENT OBJECTIVES

    The objective of the NWQ BALANCED PORTFOLIO is to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of investment grade fixed income securities and common stocks of companies with above-average statistical value in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

    The objective of the NWQ VALUE EQUITY PORTFOLIO is to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

               INVESTMENT POLICIES OF THE NWQ BALANCED PORTFOLIO

    The NWQ Balanced Portfolio is designed to provide shareholders with a single investment portfolio which combines the Adviser's equity strategy, fixed income strategy and active asset allocation decisions. The Adviser's asset allocation discipline recognizes the advantage of varying the asset mix among asset classes and is neither limited to the return, nor subject to the risks, of a single asset class. The allocation process focuses on expected returns of each asset class relative to the other asset classes, monetary conditions, and the economic outlook. The Adviser actively adjusts the mix of common stocks, bonds and cash equivalents in a disciplined manner designed to maximize the Portfolio's return and limit the volatility of that return.

    The Portfolio intends to achieve its objective by investing in a diversified portfolio of common stocks and investment grade fixed income securities. The proportion of the Portfolio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, however, is expected to be 60% in common stocks, 30% in fixed income securities and 10% in cash and cash equivalents. However, the percentage of the Portfolio's assets committed to different securities may range as follows: 30% to 75% in common stocks, 25% to 50% in fixed income securities, and 0% to 45% in cash and cash equivalents. The Portfolio will invest at least 25% of its assets in fixed income senior securities.

    The  Adviser's  selection  process of  common  stocks for  the  Portfolio is designed to identify securities which are undervalued and are within fundamentally attractive industries. The Portfolio will invest in individual common stocks, either listed on a national exchange or traded over-the-counter, of companies with medium to large market capitalizations. However, up to 10% of the total assets of the Portfolio may be invested in common stocks of companies with market capitalizations of less than $500 million. Additionally, the Portfolio may invest up to 20% of its total assets in American Depositary Receipts ("ADRs"), described in more detail below. Common stocks are selected using approaches identical to those implemented for the NWQ Value Equity Portfolio described below under "INVESTMENT POLICIES OF THE NWQ VALUE EQUITY PORTFOLIO."

    The Adviser uses an active fixed income strategy seeking to benefit during periods of declining interest rates by increasing investment exposure and extending security maturities. During a rising rate environment, maturities are shortened and exposure decreased to avoid capital loss. Value is added through actively adjusting portfolio duration. Average duration may range from one to ten years and maturities may range from one to thirty years.

    The Portfolio will invest in fixed income securities of primarily investment grade which include securities of or guaranteed by the U.S. Government and its agencies or instrumentalities, corporate bonds, mortgage-backed securities, variable rate debt securities, asset-backed securities and various short-term instruments as described under "COMMON INVESTMENT POLICIES." Investment grade securities are considered to be those rated either Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"). The Portfolio may purchase any other publicly or privately placed unrated security which in the Adviser's opinion, is of equivalent quality to securities rated investment grade. Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer for the timely payment of principal. The Portfolio may also invest up to 10% of its total assets in securities rated less than BBB by S&P or Baa by Moody's. Securities rated below Baa by Moody's or BBB by S&P are commonly referred to as "junk bonds".

    It is the Adviser's intention that the Portfolio's fixed income investments will be limited to the ratings categories described above. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, the retention of the securities is warranted. The Statement of Additional Information for the NWQ Portfolios contains a description of corporate bond ratings.


    The chart below indicates the Portfolio's weighted average composition of debt securities graded by S&P for the period from November 1, 1994 to October 31, 1995. The Portfolio did not invest in debt securities graded lower than investment grade during this period.



DEBT SECURITIES RATINGS                                                                                      PERCENTAGE OF
(STANDARD & POOR'S)                                                                                           NET ASSETS
----------------------------------------------------------------------------------------------------------  ---------------
Government Agencies.......................................................................................         39.31%



    The weighted average indicated above was calculated on a dollar weighted basis and was computed at the end of each month from November 1, 1994 to October 31, 1995. The chart does not necessarily indicate what the composition of the Portfolio will be in the current and subsequent fiscal years. For a description of S&P's ratings of fixed income securities, see "APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS" in the Statement of Additional Information.


             INVESTMENT POLICIES OF THE NWQ VALUE EQUITY PORTFOLIO

    The NWQ Value Equity Portfolio seeks to achieve its objective by investing at least 65% of its total assets in common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which in the Adviser's opinion are undervalued at the time of purchase. The Portfolio may also invest in other equity-related securities consisting of convertible bonds, convertible preferred stocks, rights and warrants. The Adviser will select from a universe of 1100 companies of medium to large capitalization. Companies with market capitalization under $500 million will be limited to 10% of the Portfolio's total assets. Statistical measures are applied to screen for the companies with the best value characteristics such as below average price-to-earnings and price-to-book ratios, above-average dividend yield and strong financial stability. The process is differentiated from other value-oriented investment managers in the following ways: the use of normalized earnings to value cyclical companies, a focus on quality of earnings, investment in relative value, and concentration in industries/sectors having strong long-term fundamentals.

    As part of the multi-disciplined approach to capturing value, the Adviser strives to identify market sectors early in their cycle of fundamental improvement, investor recognition and market exploitation. Industry fundamentals used in the decision making process are business trend analysis to analyze industry and company fundamentals for the impact of changing worldwide product demand/supply, direction of inflation and interest rates, and expansion/contraction of business cycles. Following this phase, approximately 200 companies that have above-average statistical value and are in a sector identified as having positive fundamentals on a secular basis will be actively followed by the Adviser. Company visits and interviews with management provide the fundamental research to verify the value in these potential investments. The Adviser utilizes in-house research capabilities in addition to Wall Street and numerous independent firms for economic, industry and securities research. The Portfolio will be concentrated in those industries with positive fundamentals and likewise will minimize risk by avoiding industries with deteriorating secular fundamentals.

    The Adviser anticipates that the majority of the investments in the Portfolio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its assets in shares of foreign based companies through sponsored ADRs which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN SECURITIES" in the Statement of Additional Information for a description of the risks involved.)

                           COMMON INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    From time to time, in order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, both Portfolios may invest a portion of their assets in the following money market instruments, consistent with the individual Portfolio's investment policies as set forth above.

    (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio.

        Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

        A Portfolio will not invest in securities issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the

        Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

    (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

    (3) Short-term corporate obligations rated A or better by Moody's or by S&P;

    (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

    (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

    (6) Repurchase agreements collateralized by securities listed above.

    For temporary defensive purposes, when market or economic conditions may warrant, the NWQ Portfolios may invest all or a portion of their assets in cash and cash equivalents and in such situations may not be investing to achieve their objectives.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "INVESTMENT COMPANIES.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS

    Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "SHORT-TERM INVESTMENTS." The Portfolio may acquire repurchase agreements as long as the Fund's Board of Directors evaluates the creditworthiness of the brokers or dealers with which the Portfolio will enter into repurchase agreements. In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a

Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for each Portfolio.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the
Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


SECURITIES LENDING


    Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. A Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.



    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.


WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

    Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to no more than 10% of the equity portion of each Portfolio's assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although a Portfolio may earn income in securities it has deposited in a segregated account.

    Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.

PORTFOLIO TURNOVER

    Generally, the Portfolios have a one to three year investment horizon, and will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that Portfolio changes are appropriate. It is expected that the annual portfolio turnover rate for both Portfolios will average 50%. The Portfolios will not normally engage in short-term trading but reserve the right to do so.


INVESTMENT COMPANIES



    As permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviseree will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of the Portfolio," as defined in the 1940 Act.



                             INVESTMENT LIMITATIONS



    Each Portfolio has adopted certain limitations which are designed to reduce its exposure to risk in specific situations. A Portfolio will not:



    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of a single issuer (other than obligations issued by or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof);



    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    (c) acquire any security of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;



    (d) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;



    (e) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

    (f) (i) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or



    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.



    The Portfolios' investment objectives  and investment limitations (a),  (b),
(c), (e) and (f)(i), set forth above, are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction.


                            PERFORMANCE CALCULATIONS

    Each Portfolio may advertise or quote yield data from time to time. The yield of a Portfolio is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

    Each Portfolio may advertise or quote total return data. Total return will be calculated on an average annual total return basis and may also be calculated on an aggregate total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a Portfolio during the period are reinvested in the Portfolio's shares.


    Performance will be calculated separately for Institutional Class and Service Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.


    The Annual Report to the shareholders of the NWQ Portfolios for the Fund's most recent fiscal year end will contain additional performance information that will be made available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.


                             INVESTMENT SUITABILITY



    The NWQ Portfolios are designed principally for the investments of high net worth individuals and institutional investors. Each Portfolio is also suitable for individual tax-deferred investment plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers.


                               PURCHASE OF SHARES


    Shares may be purchased, through any Service Agent having selling or service agreements with UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund or the designated Service Agent. See "SERVICE AND DISTRIBUTION PLANS" AND "VALUATION OF SHARES." The required minimum initial investment for each Portfolio is $100,000. There may be certain exceptions as may be determined from time to time by the Officers of the Fund. The Portfolios issue two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. See "EXCHANGE PRIVILEGE." The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income. Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans, which may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.



    If you buy shares of a Portfolio through a Service Agent, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. (Eastern Time) and transmit it to the Fund's Transfer Agent, Chase Global Funds Services Company, (prior to the close of the Transfer Agent's business day) and the Distributor to receive that day's offering price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.


INITIAL INVESTMENTS BY MAIL


    An account also may be opened with the assistance of your Service Agent by completing and signing an Account Registration Form, and forwarding it, together with a check payable to UAM FUNDS, INC., through your Service Agent to:



                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy (manually signed) of the Account Registration Form must be delivered to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110



    Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's custodian bank, The Bank of New York (the "Custodian Bank"), by a Federal Reserve Bank) before acceptance by the Fund.


INITIAL INVESTMENTS BY WIRE

    Shares may also be purchased by wiring Federal Funds to the Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:


    (a) Your Service Agent should telephone the Fund's transfer agent (the "Transfer Agent") (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the name of the Portfolio (Service Class Shares), the amount being wired and the name of the bank wiring the funds.
        (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number will then be provided to you;

    (b) Instruct your bank to wire the specified amount to the Custodian Bank at:


                                 The Bank of New York
                                  New York, NY 10286
                                   ABA #0210-0023-8
                                 DDA Acct. 001-63-057
                                 F/B/O UAM Funds, Inc.
                 Ref: NWQ Value Equity Portfolio-Service Class Shares
                                          or
                      NWQ Balanced Portfolio-Service Class Shares
                                  Your Account Number
                              --------------------------
                                   Your Account Name

                              --------------------------

    (c) A completed Account Registration Form must be forwarded to the Fund and the Distributor at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS


    You may add to your account at any time by purchasing shares at net asset value through your Service Agent or by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. The minimum additional investment is $1,000. It is very important that your account number, account name, class of shares, and the name of the Portfolio of which shares are to be purchased are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


OTHER PURCHASE INFORMATION


    Non-securities dealer Service Agents may receive transaction fees that are the same as distribution fees paid to dealers.


    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of either Class or Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

    Purchases will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

IN-KIND PURCHASES


    If accepted by the Fund, shares may be purchased in exchange for securities which are eligible for acquisition by the Portfolio in which shares are to be purchased, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible for investment by the Portfolio and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and (3) the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

    Shares may be redeemed by mail or telephone at any time, without cost, at their net asset value next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

    Shares will be redeemed at the net asset value next determined on the date the request is received in "good order". Your request should be addressed to:


                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798



or to your Service Agent.


    "Good order" means that the request to redeem shares must include the following documentation:

    (a) The stock certificates, if issued;

    (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any  required signature  guarantees (see  "SIGNATURE GUARANTEES" below);
        and

    (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.


SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission").

    If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                         SERVICE AND DISTRIBUTION PLANS


    Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Service Agent directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent, as the case may be, for payments made at an annual rate of up to 0.25 of 1% of the average daily value of Service Class Shares owned by clients of such Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the Commission construes such term under Rule 12b-1. The fees payable for Servicing are payable without regard to actual expenses incurred, subject to adjustment of the fee prospectively to reflect actual expenses.



    Servicing may include, among other things, one or more of the following rendered with respect to the Service Class shareholders: answering client inquiries regarding the Fund; assisting clients in changing dividend options, account designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and record; processing purchase and redemption transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arranging for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.



    The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will be engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the Servicing of such shareholders would be sought.


    The Distributor promotes the distribution of the Service Class Shares in accordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

    The Distribution Plan and Service Plan (the "Plans") were approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b-1 Directors"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Directors, or by the vote of a majority of the outstanding Service Class Shares of the NWQ Portfolio involved.

    While the Plans continue in effect, the selection of the 12b-1 Directors is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate .75% per annum of that Portfolio's net assets. The Board has currently limited aggregate payments under the Plans to .50% per annum of a Portfolio's net assets. Under the Plans, as implemented for the NWQ Portfolios Service Class Shares, Distribution Plan expenses may be no more than 0.15% and Service Plan expenses may be no more than 0.25%, although the maximum limit may be paid following appropriate Board approval. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the NWQ Portfolios.

    Although the Plans may be amended by the Board of Directors, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Directors quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.


    In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation ("UAM"), the parent company of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, it profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolios.


TRANSFER OF REGISTRATION


    Shareholders may transfer the registration of shares to another person by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "REDEMPTION OF SHARES" for a definition of "good order.")


EXCHANGE PRIVILEGE


    Service Class Shares of each NWQ Portfolio may be exchanged for Service Class Shares of the other NWQ Portfolio. In addition, Service Class Shares of each NWQ Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.



    Any such exchange will be based on the respective net assets of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.



    Exchange requests may be made by mail, telephone or through a Service Agent. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchange received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Exchanges may be subject to limitations as to amounts or frequency, and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telephone instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE" above.


    For Federal income tax purposes, an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                              VALUATION OF SHARES

    The net asset value per share of each class is determined by dividing the sum of the total market value of the underlying Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Class. The net asset value per share is determined as of the close of the NYSE on each day that the NYSE is open for business (currently 4:00 p.m. Eastern
Time). The per share net asset value of the Service Class Shares may be lower than the per share net asset value of the Institutional Class Shares reflecting the daily expense accruals of the shareholder servicing, distribution and transfer agency fees applicable to the Service Class Shares.

    Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at their closing price. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. The value of securities purchased with remaining maturities of 60 days or less is determined using amortized cost valuation, when the Board of Directors determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rate.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Each Portfolio will normally distribute substantially all of its net investment income to shareholders of both of its Classes in the form of quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute such gains with the last dividend for the fiscal year. The per share dividends and distributions on Service Class Shares generally will be lower than the per share dividends and distributions on Institutional Class Shares as a result of the shareholder servicing, distribution and any transfer agency fees applicable to the Service Class Shares.

    Undistributed net investment income is included in each Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    Each Portfolio's dividend and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and if it qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. For qualification as a regulated investment company, each Portfolio intends to comply with the diversification requirements imposed by the Internal Revenue Code. In doing so, the Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the market value of its total assets is represented by cash (including cash items and receivables), United States

Government securities, and other securities, with such other securities limited in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and no more than 10% of the outstanding voting securities of the issuer.

    Dividends, either in cash or reinvested in shares, paid by a Portfolio from net investment income will be taxable to shareholders as ordinary income and will not qualify for the 70% dividends received deduction for corporations.

    Whether paid in cash or additional shares of a Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    Exchanges and redemptions of shares are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.


    Each Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, the Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in October, November and December to shareholders of record in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.


    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS taxpayer identification regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER


    NWQ Investment Management Company, the investment adviser to the NWQ Portfolios, was founded in 1982 and is located at 655 South Hope Street, 11th Floor, Los Angeles, California 90017. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to institutional and high net worth individuals. As of the date of this Prospectus, the Adviser had $5.6 billion in assets under management.


    Under Investment Advisory Agreements (the "Advisory Agreements") with the Fund, dated as of January 24, 1994, NWQ Investment Management Company, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of the NWQ Portfolios. In this regard, it is the responsibility of the Adviser to make investment decisions for each Portfolio and to place purchase and sale orders for each Portfolio's investments.

    An investment policy committee is responsible for the day-to-day management of each Portfolio's investments. The following investment professionals are the members of this committee who collectively make the Portfolios' investment decisions:

    DAVID A. POLAK, CFA, is the founder and has been President and Chief Investment Officer/Portfolio Manager of NWQ Investment Management Company from 1982 to the present. From 1979 to 1982, Mr. Polak was Chief Investment Strategist/Portfolio Manager of Argus Investment Management Inc. and, from 1968 to 1979, he was a Portfolio Manager at Beneficial Standard Investment Management. Mr. Polak is a graduate of Massachusetts Institute of Technology (BS), Rensselaer Polytechnical Institute (MS) and the University of California at Los Angeles
(MBA).

    EDWARD C. FRIEDEL, CFA, has been a Managing Director and Investment Strategist/Portfolio Manager of NWQ Investment Management Company from 1983 to the present. From 1971 to 1983, Mr. Friedel was a Portfolio Manager at Beneficial Standard Investment Management. Mr. Friedel is a graduate of the University of California at Berkeley (BS) and Stanford University (MBA).

    JAMES H. GALBREATH, CFA, has been a Managing Director and Investment Strategist/Portfolio Manager at NWQ Investment Management Company from 1987 to the present. From 1983 to 1987, Mr. Galbreath was President of Galbreath Financial and, from 1974 to 1983, he was a Partner and Portfolio Manager at Stephenson & Company. Mr. Galbreath is a graduate of the University of Denver (BS and BA).

    PHYLLIS G. THOMAS, CFA, has been a Managing Director and Investment Strategist/Portfolio Manager at NWQ Investment Management Company from 1990 to the present. From 1987 to 1990, Ms. Thomas was a Portfolio Manager with The Boston Company Institutional Investors, Inc. and, from 1980 to 1987, she was a Portfolio Manager with Beneficial Standard Investment Management. Ms. Thomas is a graduate of Northern Illinois University (BS) and the University of California at Los Angeles (MBA).

    As compensation for the services rendered by the Adviser under the Advisory Agreements, the Portfolios pay the Adviser annual fees, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

NWQ Balanced Portfolio.....................................................       0.70%
NWQ Value Equity Portfolio.................................................       0.70%

    Until February 28, 1996, the Adviser has voluntarily agreed to waive all or part of its advisory fee for each Portfolio, and to reimburse the Portfolios for administrative fees and other expenses, if necessary, in order to keep the total annual operating expenses for each Portfolio from exceeding 1.40% of its average daily net assets. The Portfolio will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio.

    The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Adviser and its parent company may also make payments to unaffiliated brokers who perform distribution, marketing, shareholder and other services with respect to the Portfolios.


                            ADMINISTRATIVE SERVICES



    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement (the "Administration Agreement") dated as of December 16, 1991. The services provided under this Administration Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Administration Agreement, as amended February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; and 0.06 of 1% of the aggregate net assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which rises from $2,000 per month upon inception of a Portfolio to

$70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement (except as described under "Service and Distribution Plans" above). The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.



                             PORTFOLIO TRANSACTIONS


    The Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.


    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through intermediary brokers or dealers that market shares of the NWQ Portfolios. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Portfolio or who act as agents in the purchase of shares of a Portfolio for their clients.


    Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with a $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently the Fund is offering shares of 30 Portfolios. The Directors of the Fund may create additional Portfolios or Classes of shares of the Fund in the future at their discretion.


    The shares of each Portfolio and Class of the Fund are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio and Class have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of January 31, 1996, Nabank & Co., Tulsa, OK held a record 45% of the outstanding shares of the NWQ Balanced Portfolio Institutional Class Shares for which ownership is disclaimed or presumed disclaimed; Hartnat & Co., Boston, MA held a record 74% of the outstanding shares of the NWQ Balanced Portfolio Institutional Service Class Shares for which ownership is disclaimed or presumed disclaimed; and Charles Schwab & Co., Inc., San Francisco, CA held a record 56% of the outstanding shares of the NWQ Value Equity Portfolio Institutional Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.


CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS


    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.


REPORTS


    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.


SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*          Director  and  Executive Vice  President of  the Fund;  President of
1133 Avenue of the Americas  Regis Retirement Plan Services since  1993; Former President of  UAM
New York, NY 10036           Fund   Distributors,   Inc.;   Formerly   responsible   for  Defined
                             Contribution Plan Services at a division of the Equitable Companies,
                             Dreyfus Corporation and Merrill Lynch.

JOHN T. BENNETT, JR.         Director of  the  Fund;  President of  Squam  Investment  Management
College Road -- RFD 3        Company,  Inc. and Great Island  Investment Company, Inc.; President
Meredith, NH 03253           of Bennett Management Company from 1988 to 1993.

J. EDWARD DAY                Director of the Fund;  Retired Partner in  the Washington office  of
5804 Brookside Drive         the  law firm  Squire, Sanders  & Dempsey;  Director, Medical Mutual
Chevy Chase, MD 20815        Liability Insurance Society of  Maryland; Formerly, Chairman of  the
                             Montgomery County, Maryland, Revenue Authority.

PHILIP D. ENGLISH            Director  of  the Fund;  President  and Chief  Executive  Officer of
16 West Madison Street       Broventure  Company,  Inc.;  Chairman   of  the  Board  of   Chektec
Baltimore, MD 21201          Corporation and Cyber Scientific, Inc.

WILLIAM A. HUMENUK           Director  of the Fund; Partner in the Philadelphia office of the law
4000 Bell Atlantic Tower     firm Dechert Price & Rhoads; Director, Hofler Corp.
1717 Arch Street
Philadelphia, PA 19103

NORTON H. REAMER*            Director, President  and  Chairman  of the  Fund;  President,  Chief
One International Place      Executive   Officer   and  Director   of  United   Asset  Management
Boston, MA 02110             Corporation; Director, Partner or Trustee of each of the  Investment
                             Companies of the Eaton Vance Group of Mutual Funds.

PETER M. WHITMAN, JR.*       Director  of  the Fund;  President and  Chief Investment  Officer of
One Financial Center         Dewey Square Investors Corporation ("DSI") since 1988; Director  and
Boston, MA 02111             Chief   Executive  Officer  of  H.T.  Investors,  Inc.,  formerly  a subsidiary of DSI.

WILLIAM H. PARK*             Vice President and Assistant Treasurer  of the Fund; Executive  Vice
One International Place      President  and Chief  Financial Officer  of United  Asset Management
Boston, MA 02110             Corporation.

ROBERT R. FLAHERTY*          Treasurer of the Fund; Manager of Fund Administration and Compliance
73 Tremont Street            of the Administrator  since March 1995;  formerly Senior Manager  of
Boston, MA 02108             Deloitte & Touche LLP from 1985 to 1995.

KARL O. HARTMANN*            Secretary  of the Fund; Senior Vice President and General Counsel of
73 Tremont Street            Administrator; Senior Vice President, Secretary and General  Counsel
Boston, MA 02108             of  Leland, O'Brien, Rubinstein Associates, Inc., from November 1990 to November 1991.

HARVEY M. ROSEN*             Assistant Secretary  of  the  Fund; Senior  Vice  President  of  the
73 Tremont Street            Administrator.
Boston, MA 02108
--------------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the
 1940 Act.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                                   UAM FUNDS



                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   PROSPECTUS
                            DATED FEBRUARY 29, 1996
                               Investment Adviser
                       NWQ INVESTMENT MANAGEMENT COMPANY
                       655 South Hope Street, 11th Floor
                         Los Angeles, California 90017
                                 (213) 624-6700

--------------------------------------------------------------------------------


                                  Distributor
                          UAM FUND DISTRIBUTORS, INC.
                              211 Congress Street
                                Boston, MA 02110


                               TABLE OF CONTENTS

                                                      PAGE
                                                    ---------
Fund Expenses.....................................      2
Prospectus Summary................................      3
Investment Objectives.............................      3
Investment Policies of the NWQ Balanced
 Portfolio........................................      4
Investment Policies of the NWQ Value Equity
 Portfolio........................................      5
Common Investment Policies........................      5
Investment Limitations............................      8
Performance Calculations..........................      9
Investment Suitability............................      9
Purchase of Shares................................      9

                                                      PAGE
                                                    ---------
Redemption of Shares..............................     12
Service and Distribution Plans....................     13
Valuation of Shares...............................     15
Dividends, Capital Gains Distributions
 and Taxes........................................     15
Investment Adviser................................     16
Administrative Services...........................     17
Distributor.......................................     18
Portfolio Transactions............................     18
General Information...............................     18
Directors and Officers............................     20


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   PART B


                                 UAM FUNDS
                           NWQ BALANCED PORTFOLIO
                         NWQ VALUE EQUITY PORTFOLIO
                         INSTITUTIONAL CLASS SHARES
                      INSTITUTIONAL SERVICE CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION
                              FEBRUARY 28, 1996


   This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the NWQ Balanced and NWQ Value Equity Portfolios Institutional Class Shares (the "NWQ Portfolios" or singularly a "Portfolio") dated February 28, 1996 and the Prospectus relating to the Institutional Service Class Shares (the "Service Class Shares") dated February 28, 1996. To obtain a Prospectus, please call the UAM Funds Service Center:

                               1-800-638-7983


                              TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----
Investment Objectives and Policies . . . . . . . . . . . . . . . .   2
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . .   2
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . .   3
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . .   3
Investment Limitations . . . . . . . . . . . . . . . . . . . . . .   4
Management of the Fund . . . . . . . . . . . . . . . . . . . . . .   5
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . .   7
Service and Distribution Plans . . . . . . . . . . . . . . . . . .   7
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . .   9
Administrative Services. . . . . . . . . . . . . . . . . . . . . .   9
Performance Calculations . . . . . . . . . . . . . . . . . . . . .   9
General Information  . . . . . . . . . . . . . . . . . . . . . . .  13
Financial Statements . . . . . . . . . . . . . . . . . . . . . . .  14
Appendix-Description of Securities and Ratings . . . . . . . . . . A-1

                      INVESTMENT OBJECTIVES AND POLICIES

   The following policies supplement the investment objectives and policies of the NWQ Balanced and Value Equity Portfolios (the "Portfolios") as set forth in the NWQ Prospectuses:

SECURITIES LENDING

   Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

   At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolios will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

FOREIGN SECURITIES

   Investors in the Portfolios should recognize that investing in foreign companies through the purchase of American Depositary Receipts ("ADRs") involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

   As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

   Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolios' investments. However, these foreign withholding taxes are not expected to have a significant impact.

                            PURCHASE OF SHARES

   Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required for each Portfolio is $100,000 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ( "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

   Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

   Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

   No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

   To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

   Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

   The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

   The following supplements the information set forth under "Shareholder Services" in the NWQ Prospectuses:

EXCHANGE PRIVILEGE

   Institutional Class Shares of each NWQ Portfolio may be exchanged for Institutional Class Shares of the other NWQ Portfolio and Service Class Shares of each NWQ Portfolio may be exchanged for Service Class Shares of the other NWQ Portfolio. In addition, Institutional Class Shares of each NWQ Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the NWQ Portfolios - Institutional Class Shares

Prospectus.) Service Class Shares of each NWQ Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

   Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

   Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

   For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

   Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

   The following limitations supplement those set forth in the Prospectuses. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Each Portfolio will not:

   (1)   invest in physical commodities or contracts on physical commodities;

   (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

   (4)   underwrite the securities of other issuers;

   (5)   purchase on margin or sell short;

   (6) purchase or retain securities of an issuer if those officers and directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (7) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

   (8) invest for the purpose of exercising control over management of any company; and

   (9) write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs.

   As a matter of non-fundamental policy, each Portfolio will not:

   (1) invest in warrants, valued at the lower of cost or market, in excess of 5.0% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2.0% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value.

                              MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

   The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and elect its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Fund's Prospectuses. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

   The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.



-----------------------------------------------------------------------------------------------------
         (1)                (2)                  (3)                 (4)                  (5)

                                             Pension or                            Total Compensation
                         Aggregate       Retirement Benefits   Estimated Annual   from Registrant and
   Name of Person,      Compensation      Accrued as Part of    Benefits Upon      Fund Complex Paid
      Position         From Registrant      Fund Expenses         Retirement         to Directors

-----------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Director                  $24,435                 0                   0                 $26,750

J. Edward Day
Director                  $24,435                 0                   0                 $26,750

Philip D. English
Director                  $24,435                 0                   0                 $26,750

William A. Humenuk
Director                  $24,435                 0                   0                 $26,750

PRINCIPAL HOLDERS OF SECURITIES

   As of January 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

   NWQ BALANCED PORTFOLIO INSTITUTIONAL CLASS SHARES: Nabank & Co., P.O. Box 2180, Tulsa, OK, 45%*; Campbell Company, Inc., Employees Retirement Trust,
Attn: Ana Gould, 1515 4th Avenue South, Suite A, Seattle, WA, 23%; The Chase Manhattan Bank, N.A., Trustee, Scottsdale Princess Savings Plan, 770 Broadway, New York, NY, 9%* and California Central Trust Bank Corp. Custodian, FBO: NWQ Balanced, Box 5024, Costa Mesa, CA, 6%*.

   NWQ BALANCED PORTFOLIO SERVICE CLASS SHARES: Hartnat & Co., P.O. Box 4044, Boston, MA, 74%*; Hartnat & Co., P.O. Box 4044, Boston, MA, 12%* and Hartnat & Co., P.O. Box 4044, Boston, MA, 12%*.

   NWQ VALUE EQUITY PORTFOLIO INSTITUTIONAL CLASS SHARES: Charles Schwab & Co., Inc., Special Custody Account for the Exclusive Benefit of Customers Reinvest Account, 101 Montgomery Street, San Francisco, CA, 56%*; Nix, Mann and Associates, Inc., Profit Sharing Plan and Trust, 1382 Peachtree Street, NE, Atlanta, GA, 17%; The Chase Manhattan Bank, N.A., Trustee for the IRA of Brendan Kennedy, 17 Cooper Road, Scarsdale, NY, 9%* and California Central Trust Bank Corp., Custodian FBO: NWQ Value Equity, Box 5024, Costa Mesa, CA, 7%*.

   The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

____________

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

   NWQ Investment Management Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

   Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES

   As compensation for services rendered by the Adviser under the Investment Advisory Agreements, each Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

          NWQ Balanced Portfolio . . . . . . . . . . . . . . . . 0.70%
          NWQ Value Equity Portfolio . . . . . . . . . . . . . . 0.70%

   For the period from August 2, 1994 (date of commencement) to October 31, 1994, the NWQ Balanced Portfolio paid no advisory fees. During this period, the Adviser voluntarily waived advisory fees of approximately $1,805. For the fiscal year ended October 31, 1995, the NWQ Balanced Portfolio paid no advisory fees. During this period the Adviser voluntarily waived advisory fees of approximately $20,000.

   For the period from September 21, 1994 (date of commencement) to October 31, 1994, the NWQ Value Equity Portfolio paid no advisory fees. During this period the Adviser voluntarily waived advisory fees of approximately $190. For the fiscal year ended October 31, 1995, the NWQ Value Equity Portfolio paid no advisory fees. During this period the Adviser voluntarily waived advisory fees of approximately $5,000.

                         SERVICE AND DISTRIBUTION PLANS

   As stated in the Portfolios' Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Organizations"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Organization for the benefit of its Customers. Such services include:

   (a) acting as the sole shareholder of record and nominee for beneficial owners;

   (b) maintaining account record for such beneficial owners of the Fund's shares;

   (c)  opening and closing accounts;

   (d) answering questions and handling correspondence from shareholders about their accounts;

   (e)  processing shareholder orders to purchase, redeem and exchange shares;

   (f) handling the transmission of funds representing the purchase price or redemption proceeds;

   (g) issuing confirmations for transactions in the Fund's shares by shareholders;

   (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

   (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

   (j) providing account maintenance and accounting support for all transactions; and

   (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Organization, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

   Each agreement with a Service Organization is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Organizations and the purposes for which the expenditures were made. In addition, arrangements with Service Organizations must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

   The Board of Directors has approved the arrangements with Service Organizations based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Organizations must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). So long as the arrangements with Service Organizations are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

   Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

   The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

   The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at 0.25% and 0.15%, respectively, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

   All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

   The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the

Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. The NWQ Portfolios Service Class Shares have not been offered prior to the date of this Statement.

   Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                            PORTFOLIO TRANSACTIONS

   The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

   Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                          ADMINISTRATIVE SERVICES

   In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. During the fiscal years ended October 31, 1994 and October 31, 1995, administrative services fees paid to the Administrator by the NWQ Balanced and NWQ Value Equity Portfolios approximately totaled $6,339 and $48,000 and $4,138 and $44,000, respectively. The services provided by the Administrator and the basis of the fees payable to the Administrator for the 1994 and 1995 fiscal years are described in the Portfolios' Prospectuses.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

   The Portfolios may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolios. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Portfolios be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Portfolios to compute or express performance follows.

YIELD

   Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees
charged to all shareholders during the base period.   Since Service Class
Shares of the NWQ Portfolios bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

   A yield figure is obtained using the following formula:

                               6
          Yield = 2[( a-b + 1 )  - 1]
                      ---
                       cd
where:

   a =   dividends and interest earned during the period
   b =   expenses accrued for the period (net of reimbursements)
   c = the average daily number of shares outstanding during the period that were entitled to receive income distributions
   d =   the maximum offering price per share on the last day of the period.

   Service Class Shares of the NWQ Portfolios were not offered as of October 31, 1995. Accordingly, no yield figures are available.

TOTAL RETURN

   The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the NWQ Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

   The average annual total return of the NWQ Balanced Portfolio
Institutional Class Shares and the NWQ Value Equity Portfolio Institutional Class Shares from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:


                                                SINCE INCEPTION
                                                 THROUGH YEAR
                              ONE YEAR ENDED         ENDED         INCEPTION
                             OCTOBER 31, 1995   OCTOBER 31, 1995     DATE
                             ----------------   ----------------   ---------
NWQ Balanced Portfolio            17.80%             12.86%          8/2/94

NWQ Value Equity Portfolio        17.84%             15.73%          9/21/94

These figures are calculated according to the following formula:

         n
   P(1+T)  = ERV

where:

   P =   a hypothetical initial payment of $1,000
   T =   average annual total return
   n =   number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

   Service Class Shares of the NWQ Portfolios were not offered as of October 31, 1995. Accordingly, no total return figures are available.

COMPARISONS

   To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

   (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

   (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

   (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

   (d) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

   (e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

   (f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

   (g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

   (h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

   (i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

   (j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

   (k) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

   (l) Lehman Brothers Government/Corporate Index - is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities or at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

   (m) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

   (n) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

   (o) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

   (p) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

   (q) Composite indices - 60% Standard & Poor's 500 Stock Index, 30% Lehman LONG-TERM Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index, and 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Government/Corporate Index and 10% Salomon Brothers 3 Month T-Bill Average.

   (r) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

   (s) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

   (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

   (u) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

   (v) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

   (w) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

   (x) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers and Bloomberg L.P.

   In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

   The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 portfolios. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

   Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share
held), then standing in his name on the books of the Fund.   Both
Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.) The amounts of any income dividends or capital gains distributions cannot be predicted.

   Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

   As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

   Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

   In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

   The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes.
Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

   The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

   The Financial Statements of the Institutional Class Shares of the NWQ Portfolios and the Financial Highlights for the respective periods presented which appear in the Portfolios' 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number: 0000950109-96-000061), are incorporated by reference.

                APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS


I.  DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE , INC. CORPORATE BOND RATINGS:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

   The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

   U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

   In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

   Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. COMMERCIAL PAPER

   A Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

   Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance;
(4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. BANK OBLIGATIONS

   Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


                              -------------------

                         RICE, HALL, JAMES & ASSOCIATES
                      SERVES AS INVESTMENT ADVISER TO THE
                     RICE, HALL, JAMES SMALL CAP PORTFOLIO
                           INSTITUTIONAL CLASS SHARES
                               -----------------


                         PROSPECTUS--FEBRUARY 29, 1996


INVESTMENT OBJECTIVE


    UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open-end, management investment company, known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and investment policies. Several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares. The Rice, Hall, James Small Cap Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Rice, Hall, James & Associates.


    RICE, HALL, JAMES SMALL CAP PORTFOLIO. THE OBJECTIVE OF THE RICE, HALL, JAMES SMALL CAP PORTFOLIO IS TO PROVIDE MAXIMUM CAPITAL APPRECIATION, CONSISTENT WITH REASONABLE RISK TO PRINCIPAL BY INVESTING PRIMARILY IN SMALL MARKET CAPITALIZATION COMPANIES.

    There can be no assurance that the Rice, Hall, James Small Cap Portfolio will meet its stated objective. A discussion of the risks of investing in the Portfolio is included in the Prospectus.

ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES COMMISSION  NOR  HAS THE
     SECURITIES  AND  EXCHANGE   COMMISSION  OR   ANY  STATE   SECURITIES
       COMMISSION  PASSED UPON  THE ACCURACY OF  THIS PROSPECTUS. ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES



    The following table illustrates the expenses and fees that a shareholder of the Rice, Hall, James Small Cap Portfolio will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.


                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases.........................................       NONE
Sales Load Imposed on Reinvested Dividends..............................       NONE
Deferred Sales Load.....................................................       NONE
Redemption Fees.........................................................       NONE
Exchange Fees...........................................................       NONE


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



Investment Advisory Fees...............................................      0.75%
Administrative Fees....................................................      0.39%
12b-1 Fees.............................................................       NONE
Distribution Costs.....................................................       NONE
Other Expenses.........................................................      0.37%
Advisory Fees Waived...................................................    (0.11)%
                                                                         ---------
Total Operating Expenses (After Fee Waiver):...........................     1.40%*
                                                                         ---------
                                                                         ---------


------------------------

*Absent the Adviser's fee waiver, annualized Total Operating Expenses of the Portfolio for the fiscal year ended October 31, 1995 would have 1.51%. The annualized Total Operating Expenses excludes the effect of expense offsets. If expense offsets were included, the annualized Total Operating Expenses would not significantly differ.



    The purpose of the above table is to assist the investor in understanding the various fees that an investment in the Portfolio will bear directly or indirectly. The expenses and fees set forth above are based on the Portfolio's operation during the fiscal year ended October 31, 1995.



    The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 1.40% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio.


    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolio charges no redemption fees of any kind.


                                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                   ----------  ----------  ----------  ----------
Rice, Hall, James Small Cap Portfolio............................   $  14       $  44       $  77       $ 168


    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

INVESTMENT ADVISER


    Rice, Hall, James & Associates (the "Adviser"), a registered investment adviser founded in 1974, serves as investment adviser to the Rice, Hall, James Small Cap Portfolio (the "Portfolio"). The Adviser presently manages approximately $920 million in assets, on behalf of primarily institutional and individual investors. See "Investment Adviser."


HOW TO INVEST


    The Fund offers shares of common stock, par value $.001, of the Portfolios through UAM Fund Distributors, Inc. (the "Distributor"), to investors without a sales commission at net asset value next determined after the purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for the Portfolio is $2,500; the minimum for subsequent investments is $100. The officers of the Fund may make certain exceptions to the initial and minimum investment amounts. See "Purchase of Shares."


DIVIDENDS AND DISTRIBUTIONS

    The Portfolio will normally distribute substantially all of its net investment income in the form of quarterly dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. See "Dividends, Capital Gains Distributions and Taxes."

HOW TO REDEEM

    Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. See "Redemption of Shares."

ADMINISTRATIVE SERVICES


    Chase Global Funds Services Company (the "Administrator"), a subsidiary of The Chase Manhattan Bank, N.A., provides the Fund with administrative, dividend disbursing and transfer agent services. See "Administrative Services."


RISK FACTORS


    Prospective investors should consider the following factors that could effect the Portfolio's rate of return: (1) The small capitalization corporations in which the Portfolio will invest are more vulnerable to financial and other risks than larger corporations and the securities of such small capitalization corporations may involve a higher degree of risk and price volatility than investments in the general equity markets. (2) The Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "Futures Contracts and Options.") (3) The Portfolio may invest in securities of foreign issuers, which may be subject to additional risks, including foreign currency risks, not applicable to securities of U.S. issuers. (See "Foreign Securities and Foreign Currencies.") (4) In general, the Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High rates of portfolio turnover may result in additional cost and the realization of capital gains. (See "Portfolio Turnover.") (5) In addition, the Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "ADDITIONAL INVESTMENT POLICIES."). The value of the Portfolio's shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolio invests.

                              FINANCIAL HIGHLIGHTS


    The following table provides selected per share data and ratios for a share outstanding throughout the periods presented of the Rice, Hall, James Small Cap Portfolio and is part of the Portfolio's Financial Statements included in the Portfolio's 1995 Annual Report to Shareholders which is incorporated by reference into the Portfolio's Statement of Additional Information. The Portfolio's Financial Statements have been examined by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Statement of Additional Information. The following information should be read in conjunction with the Portfolio's 1995 Annual Report to Shareholders.



                                                           JULY 1,
                                                          1994** TO      YEAR ENDED
                                                         OCTOBER 31,    OCTOBER 31,
                                                             1994           1995
                                                         ------------   ------------
Net Asset Value, Beginning of Period...................    $10.00         $ 11.14
Income From Investment Operations
  Net Investment Income (Loss)+........................      0.01           (0.07)
  Net Realized and Unrealized Gain on Investments......      1.13            4.81
                                                           ------       ------------
    Total From Investment Operations...................      1.14            4.74
                                                           ------       ------------
Distributions
  Net Investment Income................................     --              (0.01)
  In Excess of Net Investment Income...................     --              (0.00)##
                                                           ------       ------------
    Total Distributions................................     --              (0.01)
                                                           ------       ------------
Net Asset Value, End of Period.........................    $11.14         $ 15.87
                                                           ------       ------------
                                                           ------       ------------
Total Return...........................................     11.40%++        42.59%++
                                                           ------       ------------
                                                           ------       ------------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)..................    $8,287         $18,910
Ratio of Expenses to Average Net Assets+...............      1.40%*          1.40%#
Ratio of Net Investment Income (Loss) to Average Net
 Assets+...............................................      0.30%*         (0.63)%
Portfolio Turnover Rate................................         5%            180%


------------------------
  * Annualized
 ** Commencement of Operations

  + Net of voluntarily waived fees and  expenses assumed by the Adviser of  $.05 and $.01 per share for the periods ended October 31, 1994 and October 31, 1995, respectively.


 ++Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.


 #For  the year  ended October 31,  1995, the  Ratio of Expenses  to Average Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.


## Value is less than $0.01 per share.


                              INVESTMENT OBJECTIVE

    The objective of the Rice, Hall, James Small Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies. The Adviser intends to pursue this objective through investment primarily in common stocks of companies whose market capitalizations range between $40 million and $500 million. There can be no assurance that the Portfolio will achieve its stated objective.

               PORTFOLIO CHARACTERISTICS AND INVESTMENT POLICIES

    The Portfolio will invest, under normal circumstances, at least 65% of its total assets in equity securities of companies with market capitalizations of $40 million to $500 million, at the time of initial purchase. The equity securities in which the Portfolio will invest will consist of common stocks and securities convertible into common stocks, including convertible preferred stocks and convertible bonds. The Adviser will strive to accomplish its investment objective with broad diversification. The Adviser believes that the Portfolio will provide a level of diversification and investment opportunity that may be difficult for individual investors to accomplish on their own.

    The Adviser will use a selection process that emphasizes smaller, emerging companies which have the potential to become market leaders in their industries. The Adviser will focus on securities of companies with:

       --  Strong management

       --  Leading products or services

       --  Distribution to a large marketplace or growing niche market

       --  Anticipated above-average revenue and earnings growth rates

       --  Potential for improvement in profit margins

       --  Strong cash flow and/or improving financial position

    The list of potential investments is further filtered by the use of traditional fundamental security analysis and valuation methods including, but not limited to, analysis of relative returns on capital and equity, reward to risk ratios and earnings per share growth rates relative to price earnings ratios. The Adviser believes that many companies with smaller capitalizations have greater potential than their larger counterparts to deliver above-average revenue and earnings growth rates that have not yet been recognized by investors.

    The Adviser expects that a majority of investments in the Portfolio will be in U.S. based companies, however, from time to time shares of foreign based companies may be purchased if they meet the Portfolio's investment criteria. Under normal circumstances, investments in foreign based companies will comprise no more than 15% of portfolio assets.

    It is anticipated that cash reserves will represent a relatively small percentage of portfolio assets (less than 20% under most circumstances). In unusual circumstances, or for temporary defensive purposes when market or economic conditions may warrant, the Portfolio may invest all or a portion of its assets in short-term investments, cash and cash equivalents. When the Portfolio is in a defensive position, it may not be pursuing its investment objective.

                         ADDITIONAL INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    From time to time, in order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in the following money market instruments, consistent with its investment policies as set forth above.

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of the Portfolio.

    Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

    The Portfolio will not invest in securities issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio;

(2) Commercial paper rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

(3) Short-term corporate obligations rated A or better by Moody's or by S&P;

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

    For temporary defensive purposes, when market or economic conditions may warrant, the Portfolio may invest all or a portion of its assets in cash and cash equivalents and in such situations may not be investing to achieve its objective.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS

    The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments." The Portfolio may acquire repurchase agreements as long as the Fund's Board of Directors evaluate the creditworthiness of the brokers or dealers with which the Portfolio will enter into repurchase agreements. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The
Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether the Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for the Portfolio.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


FOREIGN SECURITIES AND FOREIGN CURRENCIES

    The Portfolio may invest up to 15% of its assets, under normal circumstances, in securities of foreign issuers or securities denominated in foreign currencies and forward contracts for such currencies. These types of investments entail risks in addition to those involved in investments in securities of domestic issuers.

    Investing in foreign securities, including American Depositary Receipts ("ADRs"), and/or currencies may represent a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, possible exchange controls, less publicly-available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values.

    ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs may be "sponsored" or "unsponsored". Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited security or pool of securities.


    While the Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") when, in the Adviser's judgement, the specific foreign currency covered by a forward contract is likely to appreciate against the U.S. dollar, unanticipated changes in currency prices may result in a loss to the Portfolio. In addition, forward contracts are traded over-the-counter, and typically not in organized markets. As a result, the Portfolio may be unable to liquidate a forward contract prior to its stated maturity date or it may be required to enter into an offsetting contract (which it may be unable to do). In addition, the other party to a forward contract may require the Portfolio to deposit collateral upon entering into a forward contract, and to deposit additional collateral if exchange rates move adversely to the Portfolio's position. For additional information regarding foreign securities, please see the Statement of Additional Information.


LENDING OF SECURITIES

    The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940
Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.


    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted. For additional information regarding the lending of securities, please see the Statement of Additional Information.


WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

    The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to no more than 20% of the Portfolio's assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. Generally, no payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolio may earn income on securities it has deposited in a segregated account.

    The Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.

FUTURES CONTRACTS AND OPTIONS


    In order to remain fully invested, and to reduce transaction costs, the Portfolio may utilize appropriate futures contracts and options to a limited extent. These instruments are commonly referred to as "derivatives." For example, in order to remain fully exposed to the movements of the market, while maintaining liquidity to meet potential shareholder redemptions, the Portfolio may invest a portion of its assets in bond or interest rate futures contracts. Because futures contracts only require a small initial margin deposit, the Portfolio would then be able to keep a cash reserve available to meet potential redemptions, while at the same time being effectively fully invested. Also, because transaction costs associated with futures and options may be lower than the costs of investing in securities directly, it is expected that the use of index futures and options to facilitate cash flows may reduce the Portfolio's overall transactions costs. The Portfolio will enter into futures contracts and options for bona fide hedging purposes only and for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the Portfolio's total assets.



    The primary risks associated with the use of futures and options are (1) imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures and options relating to the securities purchased or sold by the Portfolio; and (2) possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position which could have an adverse impact on the Portfolio's ability to hedge. In the opinion of the Directors, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market. For additional information regarding futures contracts and options, please see the Statement of Additional Information.


PORTFOLIO TURNOVER


    The rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. However, it is expected that the annual portfolio turnover rate for the Portfolio will not exceed 250%. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Portfolio. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Dividends, Capital Gains Distributions and Taxes" for more information on taxation. The table set forth in "Financial Highlights" presents the Portfolio's portfolio turnover ratio for the fiscal year ended October 31, 1995.



INVESTMENT COMPANIES



    As permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


    Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of the Portfolio," as defined in the 1940 Act.


                             INVESTMENT LIMITATIONS



    The Portfolio has adopted certain limitations which are designed to reduce its exposure to risk in specific situations. The Portfolio will not:



    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of a single issuer (other than obligations issued by or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof);



    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    (c) acquire any security of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;



    (d) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;



    (e) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;



    (f) (i) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or



    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

    The Portfolio's investment  objective and investment  limitations (a),  (b),
(c), (e) and (f)(i), set forth above, are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.


                             INVESTMENT SUITABILITY

    The Rice, Hall, James  Small Cap Portfolio is  designed principally for  the investments of high net worth individuals and institutional investors. The Portfolio is also suitable for individual tax-deferred investment plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers.

                            PERFORMANCE CALCULATIONS

    The Portfolio may advertise or quote total return data. Total return will be calculated on an average annual total return basis and may also be calculated on an aggregate total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio during the period are reinvested in the Portfolio's shares.

    The Annual Report to the shareholders for the Fund's most recent fiscal year end will contain additional performance information. The Annual Report will be made available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                               PURCHASE OF SHARES


    Shares of the Portfolio may be purchased, without sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "Valuation of Shares.") The required minimum initial investment in the Portfolio is $2,500. There may be certain exceptions as may be determined from time to time by the officers of the Fund.


INITIAL INVESTMENTS BY MAIL


    An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check payable to UAM FUNDS, INC., to:



                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy (manually signed) of the Account Registration Form must be delivered to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110


    Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund.

INITIAL INVESTMENTS BY WIRE

    Shares of the Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

        (a) Telephone the Fund's Transfer Agent (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the name of the Portfolio, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number will then be provided to you;

        (b) Instruct your bank to wire the specified amount to the Fund's Custodian at:


                                The Bank of New York
                                 New York, NY 10286
                                  ABA #0210-0023-8
                                DDA Acct. 001-63-068
                               F/B/O UAM Funds, Inc.
                     Ref: Rice, Hall, James Small Cap Portfolio
                                Your Account Number

                                  ----------------
                                 Your Account Name
                                --------------------


        (c) A completed Account Registration Form must be forwarded to the Fund and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS


    You may add to your account at any time by purchasing shares at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. The minimum additional investment is $100. It is very important that your account number, account name, and the name of the Portfolio of which shares are to be purchased are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


OTHER PURCHASE INFORMATION

    The purchase price of the shares is the net asset value per share next determined after the order and payment is received. (See "Valuation of Shares.") An order received prior to the 4:00 p.m. close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt. An order or payment received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

    Purchases will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


    Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund.A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.


    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer

Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

IN-KIND PURCHASES

    If accepted by the Fund, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "Valuation of Shares" at the time of the next determination of net asset value after such acceptance. Shares issued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through in-kind purchase will be acquired for investment and not for immediate resale.

    The Fund will not accept securities in exchange for shares of the Portfolio unless: (1) such securities are, at the time of the exchange, eligible for investment by the Portfolio and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and (3) the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

    Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

    The Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order". Your request should be addressed to:


                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    "Good order" means that the request to redeem shares must include the following documentation:

    (a) The stock certificates, if issued;

    (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any required signature  guarantees (see  "Signature Guarantees"  below);
        and

    (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.


SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.


FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

    If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Institutional Class Shares of the Rice, Hall, James Small Cap Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Fund Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.



    Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.


    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern

Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telephoned instructions, see "Redemption of Shares -- By Telephone" above.

    For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF REGISTRATION


    Shareholders may transfer the registration of shares to another person by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "Redemption of Shares" for a definition of "good order.")


                              VALUATION OF SHARES

    The Portfolio's net asset value per share is determined by dividing the sum of the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. The net asset value per share is determined as of the close of the NYSE on each day that the NYSE is open for business (currently 4:00 p.m. Eastern time).

    Equity securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at their closing price. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. The value of securities purchased with remaining maturities of 60 days or less is determined using amortized cost valuation, when the Board of Directors determines that amortized cost reflects fair value. In the event that amortized cost does not approximate fair value, market prices as determined above will be used.

    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rate.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    The Portfolio will normally distribute substantially all of its net investment income to shareholders in the form of quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains with the last dividend for the fiscal year.

    Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    The   Portfolio's  dividend   and  capital   gains  distributions   will  be
automatically reinvested in additional shares unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    The Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and if it qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. For qualification as a regulated investment company the Portfolio intends to comply with the diversification requirements imposed by the Internal Revenue Code. In doing so, the Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the market value of its total assets is represented by cash (including cash items and receivables), United States Government securities, and other securities, with such other securities limited in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and no more than 10% of the outstanding voting securities of the issuer.

    Dividends, either in cash or reinvested in shares, paid by the Portfolio from net investment income will be taxable to shareholders as ordinary income and will not qualify for the 70% dividends received deduction for corporations.

    Whether paid in cash or additional shares of the Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by the Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    A redemption of shares is a taxable event for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

    The Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, the Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in October, November and December to shareholders of record in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS taxpayer identification regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER


    Rice, Hall, James & Associates was founded in 1974 and is located at 600 West Broadway, Suite 1000, San Diego, CA 92101. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to individual and institutional investors. As of the date of this Prospectus, the Adviser had approximately $920 million in assets under management.

    Under an Investment Advisory Agreement (the "Agreement") with the Fund, dated as of January 24, 1994, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolio and to place purchase and sale orders for the Portfolio's investments.

    The investment professionals responsible for the day-to-day management of the Portfolio are as follows:

    SAMUEL R. TROZZO is Chairman and Chief Executive Officer of the Adviser with thirty-five years experience. Prior to founding Rice, Hall, James & Associates in 1974, Mr. Trozzo was Vice President and Senior Investment Officer of Southern California First National Bank. He is a former member of the State of California Board of Administration/Investment Committee Public Employees Retirement System. He is a graduate of Kent State University.

    THOMAS W. MCDOWELL, JR. is President of the Adviser with fourteen years experience. Mr. McDowell joined Rice, Hall, James in 1984. Prior to that time, he was Investment Officer, Security Analyst and Portfolio Manager at California First Bank. He earned his B.A. degree from the University of California, Los Angeles and his M.B.A. from San Diego State University.


    DAVID P. TESSMER is Partner and Co-Director of Research of the Adviser with twenty-nine years experience. Prior to joining Rice, Hall, James in 1986, Mr. Tessmer was Vice President and Senior Portfolio Manager at The Pacific Century Group, San Diego. He earned his B.S. degree in Investment Management at Northwestern University and his M.B.A. in Finance at Columbia Graduate School of Business.



    TIMOTHY A. TODARO is Partner and Co-Director of Research of the Adviser with fifteen years experience. Mr. Todaro joined Rice, Hall, James in 1983. Prior to that time, he was Senior Investment Analyst at Comerica Bank, Detroit, Michigan. Mr. Todaro earned his B.A. in Economics at the University of California, San Diego and his M.B.A. degree in Finance/International Business at the University of Wisconsin, Madison. He is a Chartered Financial Analyst.



    GARY RICE is Partner of the Adviser with twelve years experience. Mr. Rice was an Account Administrator with the Trust Division at Federated Investors, Inc., Pittsburgh, Pennsylvania prior to joining Rice, Hall, James in 1983. He earned his B.A. degree in Economics/Business Administration at Vanderbilt University.



    MICHELLE P. CONNELL is Partner of the Adviser with twelve years experience. Prior to joining Rice, Hall, James in 1995, she was Senior Investment Analyst with Linsco/Private Ledger. Previously, she was the director of Finance and Operations at the San Diego Natural History Museum. Ms. Connell has a B.A. degree in accounting from Seattle University and her M.B.A. from San Diego State University. She is a level III Chartered Financial Analyst candidate.


    As compensation for the services rendered by the Adviser under the Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying an annual percentage rate of 0.75% to the Portfolio's average daily net assets for the month. This investment advisory fee is higher than that paid by many mutual funds but not necessarily higher than fees paid by funds with investment objectives similar to that of the Portfolio.


    The Adviser may, from time to time, waive its advisory fees or assume operating expenses on behalf of the Portfolio in order to keep the Portfolio's total annual operating expenses from exceeding 1.40% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio.



    In addition, the Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.


                            ADMINISTRATIVE SERVICES


    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement dated as of December 16, 1991. The services provided under this Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Fund Administration Agreement, as amended February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; and 0.06 of 1% of the aggregate net assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which rises from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Rice, Hall, James Small Cap Portfolio. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.


                             PORTFOLIO TRANSACTIONS

    The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio.

    The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.


    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.


    Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with a $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently the Fund is offering shares of 30 Portfolios. The Board of Directors may create additional Portfolios and classes of shares of the Fund in the future at its discretion.



    The shares of each Portfolio of the Fund are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.


CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*                   Director   and  Executive  Vice  President  of  the  Fund;
1133 Avenue of the Americas           President of Regis Retirement  Plan Services, since  1993;
New York, NY 10036                    Former  President of UAM Fund Distributors, Inc.; Formerly
                                      responsible for Defined  Contribution Plan  Services at  a division  of the Equitable  Companies, Dreyfus Corporation and Merrill Lynch.
JOHN T. BENNETT, JR.                  Director  of  the  Fund;  President  of  Squam  Investment
College Road - RFD 3                  Management  Company,  Inc.  and  Great  Island  Investment
Meredith, NH 03253                    Company, Inc.;  President  of Bennett  Management  Company
                                      from 1988 to 1993.
J. EDWARD DAY                         Director  of the  Fund; Retired Partner  in the Washington
5804 Brookside Drive                  office  of  the  law  firm  Squire,  Sanders  &   Dempsey;
Chevy Chase, MD 20815                 Director,  Medical Mutual  Liability Insurance  Society of
                                      Maryland; Formerly,  Chairman  of the  Montgomery  County,
                                      Maryland, Revenue Authority.
PHILIP D. ENGLISH                     Director  of  the  Fund;  President  and  Chief  Executive
16 West Madison Street                Officer of Broventure Company, Inc.; Chairman of the Board
Baltimore, MD 21201                   of Chektec Corporation and Cyber Scientific, Inc.
WILLIAM A. HUMENUK                    Director of the Fund;  Partner in the Philadelphia  office
4000 Bell Atlantic Tower              of  the law firm Dechert  Price & Rhoads; Director, Hofler
1717 Arch Street                      Corp.
Philadelphia, PA 19103
NORTON H. REAMER*                     Director, President and Chairman  of the Fund;  President,
One International Place               Chief  Executive  Officer  and  Director  of  United Asset
Boston, MA 02110                      Management Corporation;  Director, Partner  or Trustee  of
                                      each  of the Investment Companies of the Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*                Director of  the  Fund;  President  and  Chief  Investment
One Financial Center                  Officer  of  Dewey  Square  Investors  Corporation ("DSI")
Boston, MA 02111                      since 1988; Director and Chief Executive Officer of H.  T.
                                      Investors, Inc, formerly a subsidiary of DSI.
WILLIAM H. PARK*                      Vice  President  and  Assistant  Treasurer  of  the  Fund;
One International Place               Executive Vice President  and Chief  Financial Officer  of
Boston, MA 02110                      United Asset Management Corporation.
ROBERT R. FLAHERTY*                   Treasurer  of the Fund; Manager of Fund Administration and
73 Tremont Street                     Compliance of the Administrator since March 1995; formerly
Boston, MA 02108                      Senior Manager of Deloitte & Touche LLP from 1985 to 1995.
KARL O. HARTMANN*                     Secretary of the Fund;  Senior Vice President and  General
73 Tremont Street                     Counsel of Administrator; Senior Vice President, Secretary
Boston, MA 02108                      and   General  Counsel  of   Leland,  O'Brien,  Rubinstein
                                      Associates, Inc. from November 1990 to November 1991.
HARVEY M. ROSEN*                      Assistant Secretary of the Fund; Senior Vice President  of
73 Tremont Street                     Administrator.
Boston, MA 02108


------------------------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                     UAM FUNDS -- INSTITUTIONAL CLASS SHARES


 ACADIAN ASSET MANAGEMENT, INC.
 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio


 BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
 BHM&S Total Return Bond Portfolio


 CHICAGO ASSET MANAGEMENT COMPANY
 Chicago Asset Management Value/Contrarian Portfolio
 Chicago Asset Management Intermediate Bond Portfolio

 COOKE & BIELER, INC.
 C&B Balanced Portfolio
 C&B Equity Portfolio

 C. S. MCKEE & COMPANY, INC.
 McKee U.S. Government Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

 DEWEY SQUARE INVESTORS CORPORATION
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio

 FIDUCIARY MANAGEMENT ASSOCIATES, INC.
 FMA Small Company Portfolio

 INVESTMENT COUNSELORS OF MARYLAND, INC.
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio


 INVESTMENT RESEARCH COMPANY
 IRC Enhanced Index Portfolio


 MURRAY JOHNSTONE INTERNATIONAL LTD.
 MJI International Equity Portfolio


 NEWBOLD'S ASSET MANAGEMENT, INC.
 Newbold's Equity Portfolio


 NWQ INVESTMENT MANAGEMENT COMPANY
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

 RICE, HALL JAMES & ASSOCIATES
 Rice, Hall James Small Cap Portfolio

 SIRACH CAPITAL MANAGEMENT, INC.
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio


 SPECTRUM ASSET MANAGEMENT, INC.
 SAMI Preferred Stock Income Portfolio
 Enhanced Monthly Income Portfolio

 STERLING CAPITAL MANAGEMENT COMPANY
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio

 THOMPSON, SIEGEL & WALMSLEY, INC.
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


                               -----------------

                                   PROSPECTUS
                            DATED FEBRUARY 29, 1996
                               INVESTMENT ADVISER
                         RICE, HALL, JAMES & ASSOCIATES
                         600 WEST BROADWAY, SUITE 1000
                              SAN DIEGO, CA 92101
                                 (619) 239-9005


                               -----------------

                                  DISTRIBUTOR
                          UAM FUND DISTRIBUTORS, INC.
                              211 CONGRESS STREET
                                BOSTON, MA 02110


                               TABLE OF CONTENTS

                                                      PAGE
                                                    ---------
Fund Expenses.....................................          2
Prospectus Summary................................          3
Financial Highlights..............................          4
Investment Objective..............................          4
Portfolio Characteristics and Investment
 Policies.........................................          4
Additional Investment Policies....................          5
Investment Limitations............................          9
Investment Suitability............................         10
Performance Calculations..........................         10
Purchase of Shares................................         10
Redemption of Shares..............................         12

                                                      PAGE
                                                    ---------

Shareholder Services..............................         13
Valuation of Shares...............................         14
Dividends, Capital Gains Distributions and
 Taxes............................................         14
Investment Adviser................................         15
Administrative Services...........................         16
Distributor.......................................         17
Portfolio Transactions............................         17
General Information...............................         18
Directors and Officers............................         19
UAM Funds -- Institutional Class Shares...........         20


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    PART B


                                   UAM FUNDS
                    RICE, HALL, JAMES SMALL CAP PORTFOLIO
                           INSTITUTIONAL CLASS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 28, 1996

    This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Fund" or the "Fund") for the Rice, Hall, James Small Cap Portfolio's Institutional Class Shares dated February 28, 1996. To obtain the Prospectus, please call the UAM Funds Service Center:

                                 1-800-638-7983

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
Investment Objective and Policies.....................................    2
Purchase of Shares....................................................    8
Redemption of Shares..................................................    8
Shareholder Services..................................................    9
Investment Limitations................................................    9
Management of the Fund................................................   10
Investment Adviser....................................................   11
Portfolio Transactions................................................   12
Administrative Services...............................................   12
Performance Calculations..............................................   13
General Information...................................................   15
Financial Statements..................................................   16
Appendix - Description of Securities and Ratings......................  A-1

                       INVESTMENT OBJECTIVE AND POLICIES

   The following policies supplement the investment objective and policies of the Rice, Hall, James Small Cap Portfolio (the "Portfolio") as set forth in the Rice, Hall, James Prospectus:

SECURITIES LENDING

   The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

   At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

INVESTMENTS IN FOREIGN SECURITIES

   Investors in the Portfolio should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

   As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

   Although the Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

   Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolio's investments. However, these foreign withholding taxes are not expected to have a significant impact.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   The U.S. dollar value of the assets of the Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

   The Portfolio may enter into forward contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio securities or other assets denominated in that currency.

   Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. The Fund's Custodian will place cash, U.S. government securities, or high-grade debt securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts.

   The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

   If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Portfolio's dealings in forward contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

   The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

   Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

   Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.

   Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

   Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

   Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

   The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

   The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

   The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

   Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

   Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

   The Portfolio may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

OPTIONS ON FOREIGN CURRENCIES

   The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

   Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

   The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written of (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with the Custodian.

   The Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralized the option by maintaining in a segregated account with the Custodian, cash or U.S. Government securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

   Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protection afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moveover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign counties for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

   In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

   Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract.

   In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

   The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

                              PURCHASE OF SHARES

   Shares of the Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required for the Portfolio is $100,000 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

   The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

   The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

   No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

   To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

   Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

   The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

   The following supplements the shareholder services information set forth in the Rice, Hall, James Small Cap Portfolio's Prospectus:

EXCHANGE PRIVILEGE

   Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

   Any such exchange will be based on the respective net asset values of the shares involved. There is no sale commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

   Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

   For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                             INVESTMENT LIMITATIONS

   The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. Investment limitations (1), (2), (3) and
(4) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

   (1)   invest in physical commodities or contracts on physical commodities;

   (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

   (4)   underwrite the securities of other issuers;

   (5)   invest in stock or bond futures and/or options on futures unless
         (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

   (6)   purchase on margin or sell short except as specified in (5) above;

   (7) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (8) invest more than an aggregate of 15% of the assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

   (9) invest for the purpose of exercising control over management of any company;

   (10) write or acquire options or interests in oil, gas or other mineral exploration or development programs; and

   (11) invest in warrants, valued at the lower of cost or market, not exceeding 5.0% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2.0% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

   The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and elect its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Fund's Prospectus. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

   The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.

--------------------------------------------------------------------------------------------------------------
        (1)                  (2)                  (3)                      (4)                     (5)

                                               Pension or                                  Total Compensation
                          Aggregate         Retirement Benefits      Estimated Annual     from Registrant and
  Name of Person         Compensation       Accrued as Part of        Benefits Upon        Fund Complex Paid
     Position          From Registrant        Fund Expenses             Retirement            to Directors
--------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Director                  $24,435                    0                      0                    $26,750

J. Edward Day
Director                  $24,435                    0                      0                    $26,750

Philip D. English
Director                  $24,435                    0                      0                    $26,750

William A. Humenuk
Director                  $24,435                    0                      0                    $26,750


PRINCIPAL HOLDERS OF SECURITIES

   As of January 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

   RICE, HALL, JAMES SMALL CAP PORTFOLIO: Robert P. Gregory, Trustee, FBO Gregory & Cook Profit Sharing Plan, c/o Rotan Mosle, 4544 Post Oak Place #140, Houston, TX 5%*.

   The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

---------------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed pr presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

   Rice, Hall, James & Associates (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

   Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

   The Adviser applies a value oriented approach to small capitalization growth stocks. The Portfolio is constructed through bottom up research where stocks selected must possess catalysts--positive fundamental changes which the Adviser believes should lead to greater investor recognition and subsequently higher stock prices. The PE ratios of selected stocks are typically lower than the projected 3 to 5 year earnings growth rates. Stocks are sold when they reach preset upside targets, violate preset downside price limits or when a deterioration of the fundamentals or the catalyst occur.

REPRESENTATIVE INSTITUTIONAL CLIENTS

   As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: University of Kansas Endowment, San Diego Society of Natural History, American Business Products, City of San Diego and California Western School of Law.

   It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

ADVISORY FEES

   As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month:

                 Rice, Hall, James Small Cap Portfolio    0.75%

   For the period from July 1, 1994 (commencement of operations) to October 31, 1994, the Portfolio paid advisory fees of $10,000 which the Adviser waived. For the fiscal year ended October 31, 1995, the Portfolio paid advisory fees of approximately $85,000. During this period, the Adviser voluntarily waived advisory fees of approximately $15,000.

                          PORTFOLIO TRANSACTIONS

   The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

   Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                             ADMINISTRATIVE SERVICES

   In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds

Services Company and will continue to provide certain administrative services to the Fund. For the period from July 1, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995, administrative services fees paid by the Rice, Hall, James Small Cap Portfolio totaled approximately $9,000 and $52,000, respectively. The services provided by the Administrator and the basis of the fees payable to the Administrator for the 1994 and 1995 fiscal years are described in the Portfolio's Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

   The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

YIELD

   Current yield reflects the income per share earned by the Portfolio's investment. The current yield of the Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

   A yield figure is obtained using the following formula:

                             6
          Yield = 2[(a-b + 1)  - 1]
                     ---
                     cd

where:

   a =   dividends and interest earned during the period
   b =   expenses accrued for the period (net of reimbursements)
   c = the average daily number of shares outstanding during the period that were entitled to receive income distributions
   d =   the maximum offering price per share on the last day of the period.

TOTAL RETURN

   The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

   The average annual total rates of return for the Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                              SINCE INCEPTION
                                                               THROUGH YEAR
                                            ONE YEAR ENDED         ENDED          INCEPTION
                                           OCTOBER 31, 1995   OCTOBER 31, 1995       DATE
                                           ----------------   ----------------    ---------
Rice, Hall, James Small Cap Portfolio           42.59%             41.46%           7/1/94


   These figures are calculated according to the following formula:

                   n
             P(1+T)  = ERV

where:

   P =   a hypothetical initial payment of $1,000
   T =   average annual total return
   n =   number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

   To help investors better evaluate how an investment in the Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e)   Lipper - Mutual Fund Performance Analysis and Lipper - Fixed
      Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

(f)   Morgan Stanley Capital International EAFE Index and World Index
      - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g)   Goldman Sachs 100 Convertible Bond Index - currently includes
      67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

(k) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(l) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(m) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

(n) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

(o)   Composite indices - 70% Standard & Poor's 500 Stock Index and
      30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(p)   CDA Mutual Fund Report published by CDA Investment
      Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

(q) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

(r)   Financial publications:  Business Week, Changing Times,
      Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and
      Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

(s) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

(t)   Stocks, Bonds, Bills and Inflation, published by Ibbotson
      Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U. S. Treasury bills and inflation.

(u) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

(v) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

   In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

   The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

   Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

   As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

   The Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

   In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

   The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes.
Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

   The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                          FINANCIAL STATEMENTS

   The Financial Statements of the Portfolio for the fiscal year ended October 31, 1995 and the Financial Highlights for the respective period presented which appear in the Portfolio's 1995 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number:
0000950109-96-000061),are incorporated by reference.

                APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

   Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa - judged to be the best quality; carry the smallest degree of investment risk: Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

   Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB - regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

   The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

   U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

   In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

   Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

   The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

   Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance;
(4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. BANK OBLIGATIONS

   Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

   Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

   As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

   Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

   Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------

                        SIRACH CAPITAL MANAGEMENT, INC.
             SERVES AS INVESTMENT ADVISER TO THE SIRACH PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------


                        PROSPECTUS -- FEBRUARY 29, 1996


INVESTMENT OBJECTIVES


    UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open-end, management investment company known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and investment policies. The Sirach Strategic Balanced, Growth and Special Equity Portfolios currently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). The Sirach Fixed Income and Short-Term Reserves Portfolios currently offer only one class of shares: Institutional Class Shares. The securities offered in this Prospectus are Institutional Class Shares of five diversified, no-load Portfolios of the Fund managed by Sirach Capital Management, Inc.


SIRACH STRATEGIC BALANCED PORTFOLIO. The objective of the Sirach Strategic Balanced Portfolio is to provide long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks and fixed income securities.

SIRACH GROWTH PORTFOLIO. The objective of the Sirach Growth Portfolio is to provide long-term capital growth consistent with reasonable risk to principal by investing primarily in common stocks of companies that offer long-term growth potential.

SIRACH  FIXED  INCOME  PORTFOLIO.   The  objective  of the  Sirach  Fixed Income
Portfolio is to provide above-average total return with reasonable risk to principal by investing primarily in investment grade fixed income securities.

SIRACH SHORT-TERM RESERVES PORTFOLIO. The objective of the Sirach Short-Term Reserves Portfolio is to provide competitive rates of return consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity of three years or less.

SIRACH SPECIAL EQUITY PORTFOLIO. The objective of the Sirach Special Equity Portfolio is to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.

    There can be no assurance that any of the Portfolios will meet its stated objective.
--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION  OR ANY  STATE SECURITIES  COMMISSION, NOR  HAS  THE
     SECURITIES   AND  EXCHANGE   COMMISSION  OR   ANY  STATE  SECURITIES
       COMMISSION PASSED UPON  THE ACCURACY OF  THIS PROSPECTUS.  ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES


    The following table illustrates expenses and fees that a shareholder of the Sirach Portfolios Institutional Class Shares will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                       SIRACH       SIRACH                    SIRACH       SIRACH
                                                      STRATEGIC      FIXED       SIRACH     SHORT-TERM     SPECIAL
                                                      BALANCED      INCOME       GROWTH      RESERVES      EQUITY
                                                      PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                     INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                                                        CLASS        CLASS        CLASS        CLASS        CLASS
                                                       SHARES       SHARES       SHARES       SHARES       SHARES
                                                     -----------  -----------  -----------  -----------  -----------
Sales Load Imposed on Purchases....................     NONE         NONE         NONE         NONE         NONE
Sales Load Imposed on Reinvested Dividends.........     NONE         NONE         NONE         NONE         NONE
Deferred Sales Load................................     NONE         NONE         NONE         NONE         NONE
Redemption Fees....................................     NONE         NONE         NONE         NONE         NONE
Exchange Fees......................................     NONE         NONE         NONE         NONE         NONE



                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                        SIRACH         SIRACH                        SIRACH         SIRACH
                                                       STRATEGIC        FIXED         SIRACH       SHORT-TERM       SPECIAL
                                                       BALANCED        INCOME         GROWTH        RESERVES        EQUITY
                                                       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                     INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL
                                                     CLASS SHARES   CLASS SHARES   CLASS SHARES   CLASS SHARES   CLASS SHARES
                                                     -------------  -------------  -------------  -------------  -------------
Investment Advisory Fees...........................      .65%           .65%           .65%           .40%           .70%
Administrative Fees................................      .13%           .45%           .12%           .27%           .12%
12b-1 Fees.........................................     NONE           NONE           NONE           NONE           NONE
Other Expenses.....................................      .09%           .27%           .09%           .20%           .04%
Advisory Fees Waived...............................      --            (.61)%          --            (.35)%          --
                                                     -------------  -------------  -------------  -------------  -------------
TOTAL OPERATING EXPENSES (AFTER FEE WAIVER):.......      .87%*         .76%+*          .86%*         .52%+*          .86%*
                                                     -------------  -------------  -------------  -------------  -------------
                                                     -------------  -------------  -------------  -------------  -------------


------------------------

+ Absent the Adviser's fee waiver, annualized Total Operating Expenses of the Sirach Fixed Income Portfolio Institutional Class Shares for the fiscal year ended October 31, 1995 would have been 1.37%, and annualized Total Operating Expenses of the Sirach Short-Term Reserves Portfolio Institutional Class Shares for the fiscal year ended October 31, 1995 would have been 0.87%.



*The annualized Total Operating Expenses excludes the effect of expense offsets.
 If expense offsets were included, annualized Total Operating Expenses of the Sirach Strategic Balanced, Fixed Income, Growth, and Short-Term Reserves Portfolios Institutional Class Shares would be 0.86%, 0.75%, 0.84%, and 0.50%, respectively, and annualized Total Operating Expenses of the Sirach Special Equity Portfolio Institutional Class Shares would not differ significantly.



    The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Portfolios, if necessary, in order to reduce expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Sirach Fixed Income and the Sirach Short-Term Reserves Portfolios Institutional Class Shares from exceeding 0.75% and 0.50%, respectively, of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfolio.



    The purpose of the above table is to assist the investor in understanding the various expenses that an investor of the Sirach Portfolios of the Fund will bear directly or indirectly. The expenses and fees for the Sirach Portfolios set forth above are based on operations during the fiscal year ended October 31, 1995.

    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind.

                                                                                       1 YEAR       3 YEARS      5 YEARS
                                                                                     -----------  -----------  -----------
Sirach Strategic Balanced Portfolio Institutional Class Shares.....................   $       9    $      28    $      48
Sirach Fixed Income Portfolio Institutional Class Shares...........................   $       8    $      24    $      42
Sirach Growth Portfolio Institutional Class Shares.................................   $       9    $      27    $      48
Sirach Short-Term Reserves Portfolio Institutional Class Shares....................   $       5    $      17    $      29
Sirach Special Equity Portfolio Institutional Class Shares.........................   $       9    $      27    $      47

                                                                                      10 YEARS
                                                                                     -----------
Sirach Strategic Balanced Portfolio Institutional Class Shares.....................   $     107
Sirach Fixed Income Portfolio Institutional Class Shares...........................   $      94
Sirach Growth Portfolio Institutional Class Shares.................................   $     106
Sirach Short-Term Reserves Portfolio Institutional Class Shares....................   $      65
Sirach Special Equity Portfolio Institutional Class Shares.........................   $     105


    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

INVESTMENT OBJECTIVES AND POLICIES

    SIRACH STRATEGIC BALANCED PORTFOLIO. The objective of the Sirach Strategic Balanced Portfolio is to provide long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks and fixed income securities.

    SIRACH GROWTH PORTFOLIO. The objective of the Sirach Growth Portfolio is to provide long-term capital growth consistent with reasonable risk to principal by investing primarily in common stocks of companies that offer long-term growth potential.

    SIRACH FIXED INCOME PORTFOLIO. The objective of the Sirach Fixed Income Portfolio is to provide above-average total return with reasonable risk to principal by investing primarily in investment grade fixed income securities.

    SIRACH SHORT-TERM RESERVES PORTFOLIO. The objective of the Sirach Short-Term Reserves Portfolio is to provide competitive rates of return consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity of 3 years or less.

    SIRACH SPECIAL EQUITY PORTFOLIO. The objective of the Sirach Special Equity Portfolio is to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.

INVESTMENT ADVISER

    Sirach Capital Management, Inc. (the "Adviser"), an investment counseling firm founded in 1970, serves as investment adviser to five of the Fund's Sirach Portfolios. The Adviser presently manages over $4.5 billion in assets for institutional clients and high net worth individuals. See "INVESTMENT ADVISER."

PURCHASE OF SHARES


    Shares of each Portfolio are offered, through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for 401(k) plans is $1,000. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. See "PURCHASE OF SHARES."


DIVIDENDS AND DISTRIBUTIONS

    Each Portfolio will normally distribute substantially all of its net investment income in the form of quarterly dividends. In addition, each Portfolio will distribute any unrealized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

REDEMPTIONS AND EXCHANGES

    Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "REDEMPTION OF SHARES."

ADMINISTRATIVE SERVICES


    Chase Global Funds Services Company (the "Administrator"), a subsidiary of The Chase Manhattan Bank, N.A., provides the Fund with administrative, dividend disbursing and transfer agent services. See "ADMINISTRATIVE SERVICES."



RISK FACTORS



    Prospective investors in the Fund should consider the following factors associated with an investment in the Portfolios: (1) The fixed income securities held by the Sirach Strategic Balanced, Sirach Fixed Income and Sirach Short-Term Reserves Portfolios will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Portfolios. The value of the securities held by the Portfolios can be expected to vary inversely to the changes in the prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa. (2) The Sirach Fixed Income Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS.")
(3) In addition, each Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES"); The value of the Portfolios' shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolios invest.

                              FINANCIAL HIGHLIGHTS
                           INSTITUTIONAL CLASS SHARES


    The following tables provide selected per share data and ratios for a share outstanding throughout each of the respective periods presented of the Sirach Special Equity, Strategic Balanced, Growth, Fixed Income and Short-Term Reserves Portfolios' Institutional Class Shares and are part of the Portfolios' Financial Statements included in the Portfolios' 1995 Annual Report to Shareholders which are incorporated by reference into the Portfolios' Statement of Additional Information. The Portfolios' Financial Statements have been examined by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Statement of Additional Information. The following information should be read in conjunction with the Portfolio's 1995 Annual Report to Shareholders.



                                                                    SIRACH SPECIAL EQUITY PORTFOLIO
                                    ------------------------------------------------------------------------------------------------
                                    OCTOBER 2,**
                                      1989 TO                                  YEARS ENDED OCTOBER 31,
                                    OCTOBER 31,   ----------------------------------------------------------------------------------
                                        1989          1990          1991          1992          1993          1994          1995
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net Asset Value, Beginning of
 Period...........................  $   10.00     $    9.67     $     8.58    $    13.90    $    15.03    $    19.10    $    16.10
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Income From Investment Operations
  Net Investment Income (Loss)....       0.02          0.15           0.07          0.05         (0.01)         0.04          0.11
  Net Realized & Unrealized Gain
   (Loss) on Investments..........      (0.35)        (1.08)          5.33          1.13          4.68         (0.90)         3.65
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Total From Investment
   Operations.....................      (0.33)        (0.93)          5.40          1.18          4.67         (0.86)         3.76
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Distributions:
  Net Investment Income...........       --           (0.16)         (0.08)        (0.05)        (0.01)        (0.02)        (0.11)
  Net Realized Gain on
   Investments....................       --            --            --            --            (0.59)        (2.12)        (0.95)
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
    Total Distributions...........       --           (0.16)         (0.08)        (0.05)        (0.60)        (2.14)        (1.06)
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net Asset Value, End of Period....  $    9.67     $    8.58     $    13.90    $    15.03    $    19.10    $    16.10    $    18.80
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Total Return......................      (3.30)%       (9.78)%        63.13%         8.50%        31.81%        (4.68)%       25.31%
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands)......................  $  25,679     $  73,098     $  255,118    $  358,714    $  528,078    $  513,468    $  498,026
Ratio of Expenses to Average Net
 Assets...........................       1.90%*        0.98%          0.92%         0.90%         0.89%         0.88%         0.85%#
Ratio of Net Investment Income
 (Loss) to Average Net Assets.....       2.64%*        1.71%          0.61%         0.38%        (0.03)%        0.27%         0.64%
Portfolio Turnover Rate...........          7%          108%            85%          122%          102%          107%          137%


------------------------
 *Annualized.
**Commencement of Operations.

 #For  the year  ended October 31,  1995, the  Ratio of Expenses  to Average Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

                                                                                                      SIRACH STRATEGIC
                                                                  SIRACH GROWTH PORTFOLIO            BALANCED PORTFOLIO
                                                              -------------------------------  ------------------------------
                                                                DECEMBER 1,      YEAR ENDED      DECEMBER 1,      YEAR ENDED
                                                                 1993** TO       OCTOBER 31,      1993** TO      OCTOBER 31,
                                                              OCTOBER 31, 1994      1995       OCTOBER 31, 1994      1995
                                                              ----------------  -------------  ----------------  ------------
Net Asset Value, Beginning of Period........................   $    10.00       $     9.66      $    10.00       $    9.35
                                                                  -------       -------------      -------       ------------
Income From Investment Operations
  Net Investment Income.....................................         0.10             0.15            0.27            0.36
  Net Realized and Unrealized Gain (Loss) on Investments....        (0.36)            1.70           (0.69)           1.39
                                                                  -------       -------------      -------       ------------
    Total From Investment Operations........................        (0.26)            1.85           (0.42)           1.75
                                                                  -------       -------------      -------       ------------
Distributions
  Net Investment Income.....................................        (0.08)           (0.16)          (0.23)          (0.35)
                                                                  -------       -------------      -------       ------------
Net Asset Value, End of Period..............................   $     9.66       $    11.35      $     9.35       $   10.75
                                                                  -------       -------------      -------       ------------
                                                                  -------       -------------      -------       ------------
Total Return................................................        (2.58)%          19.33%          (4.19)%         19.10%
                                                                  -------       -------------      -------       ------------
                                                                  -------       -------------      -------       ------------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).......................   $   80,944       $  114,787      $   99,564       $  95,834
Ratio of Expenses to Average Net Assets.....................         0.92%*           0.86%#          0.90%*          0.87%#
Ratio of Net Investment Income to Average Net Assets........         1.13%*           1.48%           3.05%*          3.49%
Portfolio Turnover Rate.....................................          141%             119%            158%            158%



 * Annualized



** Commencement of Operations



 # For the year ended  October 31, 1995,  the Ratio of  Expenses to Average  Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.84% and 0.86%, respectively, for the Sirach Growth Portfolio and Sirach Strategic Balanced Portfolio.



                                                                                                     SIRACH SHORT-TERM
                                                               SIRACH FIXED INCOME PORTFOLIO         RESERVES PORTFOLIO
                                                               ------------------------------  ------------------------------
                                                                 DECEMBER 1,      YEAR ENDED     DECEMBER 1,      YEAR ENDED
                                                                  1993** TO      OCTOBER 31,      1993** TO      OCTOBER 31,
                                                               OCTOBER 31, 1994      1995      OCTOBER 31, 1994      1995
                                                               ----------------  ------------  ----------------  ------------
Net Asset Value, Beginning of Period.........................   $    10.00       $    9.16      $    10.00       $   10.03
                                                                   -------       ------------      -------       ------------
Income From Investment Operations
  Net Investment Income......................................         0.48+           0.58            0.34+           0.59
  Net Realized and Unrealized Gain (Loss) on Investments.....        (0.91)           0.73           (0.02)          (0.02)
                                                                   -------       ------------      -------       ------------
    Total From Investment Operations.........................        (0.43)           1.31            0.32            0.57
                                                                   -------       ------------      -------       ------------
Distributions
  Net Investment Income......................................        (0.41)          (0.59)          (0.29)          (0.58)
                                                                   -------       ------------      -------       ------------
Net Asset Value, End of Period...............................   $     9.16       $    9.88      $    10.03       $   10.02
                                                                   -------       ------------      -------       ------------
                                                                   -------       ------------      -------       ------------
Total Return.................................................        (4.33)%++       14.75%++         3.24%++         5.83%++
                                                                   -------       ------------      -------       ------------
                                                                   -------       ------------      -------       ------------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)........................   $   12,178       $  15,439      $   21,371       $  18,489
Ratio of Expenses to Average Net Assets......................         0.75%*          0.76%#          0.50%*          0.52%#
Ratio of Net Investment Income to Average Net Assets.........         5.37%*          6.13%           3.53%*          5.34%
Portfolio Turnover Rate......................................          230%            165%             13%             38%


 *Annualized

**Commencement of Operations


 +Net of voluntarily waived fees and expenses assumed by the Adviser of $.08 and $.06, respectively for Sirach Fixed Income Portfolio and $.04 and $.04, respectively for Sirach Short-Term Reserves Portfolio, for the period ended October 31, 1994 and the year ended October 31, 1995.


++Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.


 #For  the year  ended October 31,  1995, the  Ratio of Expenses  to Average Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.75% and 0.50%, respectively, for Sirach Fixed Income Portfolio and Sirach Short-Term Reserves Portfolio.

                            PERFORMANCE CALCULATIONS

    Each Portfolio may advertise or quote yield data from time to time. The yield of a Portfolio is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, a Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

    Each Portfolio may advertise or quote total return data. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a Portfolio during the period are reinvested in Portfolio shares.


    Performance will  be  calculated  separately  for  Institutional  Class  and
Service Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that services fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.


    The Annual Report to the shareholders of the Sirach Portfolios for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                             INVESTMENT OBJECTIVES


SIRACH STRATEGIC BALANCED PORTFOLIO. The objective of the Sirach Strategic Balanced Portfolio is to provide long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks of established companies and investment grade fixed income securities. The proportion of the Portfolio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, however, is expected to be 50% common stocks and 50% fixed income securities. Cash equivalent investments will be maintained when deemed appropriate by the Adviser.


SIRACH GROWTH PORTFOLIO.   The objective  of the Sirach  Growth Portfolio is  to
provide long-term capital growth consistent with reasonable risk to principal by investing in common stocks of companies that offer long-term growth potential.

SIRACH FIXED INCOME PORTFOLIO. The objective of the Sirach Fixed Income Portfolio is to provide above-average total return consistent with reasonable risk to principal by investing primarily in investment grade fixed income securities of varying maturities of the U.S. Government and its agencies, corporate bonds, collateralized mortgage obligations ("CMOs"), mortgage-backed securities, and various short term instruments such as commercial paper, Treasury bills and certificates of deposit. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon interest rate movements. The capital return from the Portfolio will vary according to, among other factors, interest rate changes and the average maturity (duration) of the Portfolio.

SIRACH SHORT-TERM RESERVES PORTFOLIO. The objective of the Sirach Short-Term Reserves Portfolio is to provide competitive rates of return consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity of 3 years or less.

SIRACH SPECIAL EQUITY PORTFOLIO. The objective of the Sirach Special Equity Portfolio is to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized growth companies that have particularly strong financial characteristics as measured by the Adviser's "ranking system."

    There can be no assurance that any of the Portfolios will achieve its stated objective.

                              INVESTMENT POLICIES


SIRACH STRATEGIC BALANCED PORTFOLIO. The Sirach Strategic Balanced Portfolio is designed to provide a single vehicle with which to participate in the Adviser's equity and fixed income strategies, combined with the Adviser's asset allocation decisions. The Portfolio seeks to achieve its objective by investing in a combination of stocks, bonds and short-term cash equivalents. A typical asset mix of the Portfolio is expected to be 50% equities and 50% fixed income securities. However, depending upon market conditions, the mix may vary, and cash equivalent investments will be maintained when deemed appropriate by the Adviser. Under normal conditions, the range of exposure to fixed income securities is expected to be 25% to 50% of the Portfolio, and the range of exposure to equity securities is expected to be 35% to 70%. However, at least 25% of the Portfolio's total assets will always be invested in fixed income senior securities including debt securities and preferred stock.


    Equity and fixed income securities are selected using approaches identical to those for the Sirach Growth Portfolio and the Sirach Fixed Income Portfolio as set forth below.

SIRACH GROWTH PORTFOLIO. The Sirach Growth Portfolio seeks to achieve its objective by investing in common stocks of companies that are small, medium and large growth companies deemed by the Adviser to offer long-term growth potential. The securities selected will be from a universe of approximately 2,500 companies listed on the New York and American Stock Exchanges and on the National Association of Securities Dealers Automated Quotations system ("NASDAQ"). The Portfolio may also invest in convertible bonds or convertible preferred stocks.


    The Adviser's security selection process for the Portfolio will focus on those companies that rank high on the Adviser's proprietary ranking system. The ranking system consists of five buying tests that are ranked according to decile. The Adviser believes that companies that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength, and cash reinvestment rates. The Adviser screens a universe of approximately 2,500 companies to identify potentially attractive securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. The Adviser focuses particular attention on those companies whose recent earnings have exceeded consensus expectations.


    As perceived risks in the marketplace increase, cash reserves can be used for defensive purposes. Under normal circumstances, it is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (less than 20%). For temporary defensive purposes, the Portfolio may reduce its holdings of equity securities and increase its holdings in short-term investments.

    The Adviser anticipates that the majority of the investments in the Portfolio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its assets in shares of foreign based companies. In addition, if shares of a foreign company are purchased, they must be traded in the United States as sponsored American Depositary Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS" for a more detailed description of the risks involved.)

SIRACH FIXED INCOME PORTFOLIO. The Sirach Fixed Income Portfolio seeks to achieve its objective by investing in a diversified mix of investment grade fixed income securities of varying maturities including securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, asset-backed securities, and various short term instruments such as commercial paper, Treasury bills and certificates of deposit.

    Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa ) or Standard and Poor's Corporation ("S&P") (AAA, AA, A or BBB). Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality.

    It is the Adviser's intention that the Portfolio's investments will be limited to the investment grades described above. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgement, the retention of the securities is warranted. In addition, the Adviser may invest in preferred stocks and convertible securities. In the case of convertible securities, the conversion privilege may be exercised, but the common stocks received will be sold.

    Credit quality of bonds in such ratings categories can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular security. For these reasons, it is the Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Adviser's own independent and on-going review of credit quality.


    The Adviser expects to actively manage the Portfolio in order to meet its investment objective. The Adviser attempts to be risk averse believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The structure of the Portfolio will be largely determined by the Adviser's assessment of current economic conditions and trends, the Federal Reserve Board's management of monetary policy, fiscal policy, inflation expectations, government and private credit demands and global conditions. Once these factors have been carefully analyzed, the average maturity/duration of the Portfolio will be adjusted to reflect the Adviser's outlook. Under normal market conditions, the weighted average maturity and duration will range between eight and twelve years and four and six years, respectively. Over a complete market cycle, the average maturity and duration will, on average, equal the general market.



    Additionally, the Adviser attempts to emphasize relative values within selected maturity ranges. Interest rate spreads between different quality ranges, by types of issues and within coupon areas are monitored, and the Portfolio will be structured to take advantage of relative values within these areas. Marketability of individual issues and diversification within the Portfolio will be emphasized. The Portfolio will hold, under most circumstances, no more than 10% of its assets in any non-governmental issue.


    While the Adviser anticipates that the majority of the assets in the Portfolio will be U.S. dollar-denominated securities, up to 20% of the Portfolio's assets may consist of obligations of foreign governments, agencies, or corporations denominated either in U.S. dollars or foreign currencies. The credit quality standards applied to foreign obligations are the same as those applied to the selection of U.S.-based securities.

    The Portfolio may enter into futures contracts and options on such contracts for hedging purposes. See "FUTURES CONTRACTS AND OPTIONS" for a more complete discussion of this policy and a description of special considerations and risks associated with investing in futures and options.

SIRACH SHORT-TERM  RESERVES  PORTFOLIO.   The  Portfolio seeks  to  achieve  its
objective by investing exclusively in the following short-term investment grade fixed income securities with an average weighted maturity of 3 years or less:

    (1) Short-term corporate debt securities rated BBB by S&P or Baa by Moody's;

    (2) U.S. Treasury and U.S. Government agency obligations;

    (3) Bank  obligations,  including  certificates  of  deposit  and   banker's
        acceptances;

    (4) Commercial paper rated Prime-1 by Moody's or A-1 by S&P; and

    (5) Repurchase agreements collateralized by these securities.

SIRACH SPECIAL EQUITY PORTFOLIO. The Portfolio seeks to achieve its objective by investing primarily in the common stocks of companies with market capitalizations of $100 million to $2 billion dollars. Securities selected for the Portfolio will be chosen from the New York Stock Exchange and American Stock Exchange or from the over the counter markets operated by the National Association of Securities Dealers.


    The security selection process for the Portfolio focuses on those companies within the market capitalization specified above and that rank above average on the Adviser's proprietary "ranking system." The "ranking system" consists of five buying tests that are ranked according to decile. The Adviser believes that companies with smaller capitalizations that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength, and cash. The Adviser screens a universe of several thousand smaller to medium capitalized companies to identify potentially attractive securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. In addition, the Adviser focuses particular attention on those companies whose earnings momentum are accelerating and/or whose recent earnings have exceeded the Adviser's expectations.

    It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (less than 20% under normal circumstances.) For temporary defensive purposes, however, the Portfolio may reduce its holdings of equity securities and increase, up to 100%, its holdings in short-term investments.

    The Adviser anticipates that the majority of the investments in the Portfolio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased if they pass the selection process outlined above. In addition, if shares of a foreign company are purchased, they must be traded in the United States as American Depositary Receipts ("ADRs"), which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, ADRs will not comprise more than 20% of the Portfolio's assets. (See "FOREIGN INVESTMENTS" for a more detailed description of the risks involved.)

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    There may be periods when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate. During such periods, each Portfolio may adopt a temporary defensive posture in which greater than 35% of its net assets are invested in the following instruments consistent with each Portfolio's investment policies as set forth above.

    (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

        Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

        Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

    (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

    (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

    (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

    (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

    (6) Repurchase agreements collateralized by securities listed above.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "INVESTMENT COMPANIES.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS

    Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments." The Portfolio may acquire repurchase agreements as long as the Fund's Board of Directors evaluates the creditworthiness of the brokers or dealers with which each Portfolio will enter into repurchase agreements. In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for each Portfolio.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



RESTRICTED SECURITIES



    Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Certain restrictions applicable to each Portfolio limit their investment in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale to no more than 10% of each Portfolio's net assets. The prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

LENDING OF SECURITIES


    Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. A Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.


    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

PORTFOLIO TURNOVER

    Generally, the Portfolios will not trade in securities for short-term profits, but, when circumstances warrant, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. However, it is expected that the annual portfolio turnover rate for the Sirach Portfolios will not exceed 150%. A rate of turnover of 100% would occur, for example, if all the securities held by a Portfolio were replaced within a period of one year. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Portfolios. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation. The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" presents the Sirach Portfolios' historical portfolio turnover ratios.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES


    Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash, U.S. Government securities or other high-grade debt obligations at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolio may earn income on securities it has deposited in a segregated account.

    Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.


INVESTMENT COMPANIES



    As permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


FOREIGN INVESTMENTS

    Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the stocks of foreign companies are normally denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

    As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

FUTURES CONTRACTS AND OPTIONS

    In order to remain fully invested, and to reduce transaction costs, the Sirach Fixed Income Portfolio may utilize appropriate futures contracts and options to a limited extent. Specifically, the Portfolio may invest in bond futures and options and interest rate futures contracts. For example, in order to remain fully exposed to the movements of the market, while maintaining liquidity to meet potential shareholder redemptions, the Portfolio may invest a portion of its assets in bond or interest rate futures contracts. Because futures contracts only require a small initial margin deposit, the Portfolio would then be able to keep a cash reserve available to meet potential redemptions, while at the same time being effectively fully invested. Also, because transaction costs associated with futures and options may be lower than the costs of investing in bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce the Portfolio's overall transactions costs. The Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's total assets are at the time of acquisition required as margin deposit to secure obligations under such contracts. The Portfolio will engage in futures and options transactions for hedging purposes only.

    The primary  risks  associated with  the  use  of futures  and  options  are
(1)imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures and options relating to the bonds purchased or sold by the Portfolio; and (2) possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position which could have an adverse impact on the Portfolio's ability to hedge. In the opinion of the Directors, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.

    Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of a Portfolio," as defined in the 1940 Act.



                             INVESTMENT LIMITATIONS



    Each Portfolio has adopted certain limitations designed to reduce its exposure to risk in specific situations. Some of these limitations are that a Portfolio will not:



         (a)
       with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);



         (b)
       with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



         (c)
       invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;



         (d)
       acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;



         (e)
       make  loans  except  (i)  by  purchasing  bonds,  debentures  or  similar obligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable,  will not  exceed 10% of  the Portfolio's  total assets), and
       (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Commission thereunder;



         (f)
       (i) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% (10% for the Sirach Special Equity Portfolio) of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or



         (g)
       pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.



    The investment objectives of the Portfolios are fundamental and with respect to each Portfolio may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations
(d), (e) and (f)(i), the Sirach Strategic Balanced, Sirach Growth, Sirach Fixed Income and Sirach Short-Term Reserves Portfolios' investment limitations and policies described in this Prospectus and in the Statement of Additional Information are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to investors. The investment limitations of the Sirach Special Equity Portfolio described here and in the Statement of Additional Information are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolios' assets will not be considered a violation of the restriction.


                             INVESTMENT SUITABILITY

    The Sirach Portfolios are designed principally for the investments of high net worth individuals and tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Each Portfolio is also suitable for individual tax-deferred retirement plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers.

                               PURCHASE OF SHARES


    Shares of each Portfolio may be purchased, without sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500 except that, for 401(k) plans the minimum initial investment is $1,000. Certain exceptions may be made from time to time by the officers of the Fund.


INITIAL INVESTMENTS BY MAIL


    An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check payable to UAM Funds, Inc., to:



                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy (manually signed) of the Account Registration Form must be delivered to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110


    Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund.

INITIAL INVESTMENTS BY WIRE

    Shares of each Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

         (a)
       Telephone the Fund's Transfer Agent (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the Portfolio selected, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number will then be provided to you;

         (b)
       Instruct your bank to wire the specified amount to the Fund's Custodian;


                                 The Bank of New York
                                  New York, NY 10260
                                   ABA #0210-0023-8
                                 DDA Acct. #000-77-081
                                 F/B/O UAM Funds, Inc.
                                  Ref: Portfolio Name
                              --------------------------
                                  Your Account Number
                              --------------------------
                                   Your Account Name

                              --------------------------


         (c)
       A completed Account Registration Form must be forwarded to the Fund and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment is $100) by purchasing shares at net asset value by mailing a check to the Administrator (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, and the Portfolio to be purchased are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

    The purchase price of the shares of each Portfolio is the net asset value next determined after the order and payment is received. (See "VALUATION OF SHARES.") An order received prior to the 4:00 p.m. close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; an order received after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

    Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


    Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.



    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.


IN-KIND PURCHASES


    If accepted by the Fund, shares of each Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.



    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included in the Portfolio and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and (3) the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.


    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

    Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

    Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order". Your request should be addressed to:


                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    "Good order" means that the request to redeem shares must include the following documentation:

         (a)
       The stock certificates, if issued;

         (b)
       A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

         (c)
       Any required signature guarantees (see "SIGNATURE GUARANTEES" below); and

         (d)
       Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.


SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Transfer Agent does not employ these procedures. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

    To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Institutional Class Shares of each Sirach Portfolio may be exchanged for Institutional Class Shares of the other Sirach Portfolios. In addition, Institutional Class Shares of each Sirach Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.



    Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.


    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE" above.

    For Federal income tax purposes, an exchange between Funds is a taxable event, and accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "REDEMPTION OF SHARES.")

                              VALUATION OF SHARES

    The net asset value of each Portfolio is determined by dividing the sum of the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

    Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the bid price of such currencies against U.S. dollars quoted by any major bank or by a broker.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset values include interest on fixed income securities, which is accrued daily.


    In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used.


    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Each Portfolio will normally distribute substantially all of its net investment income to shareholders in the form of quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute such gains with the last dividend for the fiscal year.

    Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    Each Portfolio's dividend and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and if it qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. Dividends, either in cash or reinvested in shares, paid by a Portfolio from net investment income will be taxable to shareholders as ordinary income. Dividends paid from the Sirach Strategic Balanced, Sirach Special Equity and Sirach Growth Portfolios will generally qualify for the 70% dividends received deduction for corporations, but the portion of the dividends so qualified will depend on the ratio of the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources to the Portfolio's total taxable income, exclusive of long-term capital gains.

    Whether paid in cash or additional shares of the Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    Redemptions of shares in a Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

    Each Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, each Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gain net income from the prior year. Dividends declared in December will be deemed to have been paid by the Fund and received by shareholders on the record date provided that the dividends are paid before February 1 of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS taxpayer identification regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding, or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER


    Sirach Capital Management, Inc. is a Washington corporation whose predecessor was formed in 1970 and is located at 3323 One Union Square, Seattle, Washington 98101. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had over $4.5 billion in assets under management. For further information on Sirach Capital Management, Inc.'s investment services, please call (206) 624-3800.


    The investment professionals of the Adviser who are primarily responsible for the day-to-day management of the Sirach Portfolios and a description of their business experience during the past five years are as follows:

SIRACH STRATEGIC BALANCED PORTFOLIO -- George B. Kauffman, Stephen J. Romano, and Robert L. Stephenson, Jr.;


SIRACH GROWTH PORTFOLIO -- George B. Kauffman and Harvey G. Bateman;



SIRACH FIXED INCOME PORTFOLIO -- Stephen J. Romano and Harvey G. Bateman;



SIRACH SHORT-TERM RESERVES PORTFOLIO -- Stephen J. Romano and Harvey G. Bateman; and



SIRACH SPECIAL EQUITY PORTFOLIO -- Harvey G. Bateman and Stefan W. Cobb.


    HARVEY G. BATEMAN, CFA, CIC -- Principal. Mr. Bateman joined the Adviser in 1988. He has managed equity funds for the Adviser since 1989. Mr. Bateman assumed responsibility for managing the Special Equity Portfolio in 1989 and the Fixed Income and Short-Term Reserves Portfolios in 1994.

    GEORGE B. KAUFFMAN, CFA, CIC -- Principal. Mr. Kauffman joined the Adviser in 1981. He has managed balanced and growth funds for the Adviser since 1981. Mr. Kauffman assumed responsibility for managing the Strategic Balanced and Growth Portfolios in 1993.

    ROBERT L. STEPHENSON, JR., CFA, CIC -- Principal. Mr. Stephenson joined the Adviser in 1987. He has managed balanced and growth funds for the Adviser since 1987. Mr. Stephenson assumed responsibility for managing the Strategic Balanced and Growth Portfolios in 1993.

    STEPHEN J. ROMANO, CFA, CIC -- Principal. Mr. Romano joined the Adviser in 1991. Prior to that, he was a Senior Investment Officer at Seattle-First National Bank where he managed equity and fixed income portfolios for private banking clients. Mr. Romano has managed fixed income funds for the Adviser since 1991. He assumed responsibility for managing the Fixed Income and Short-Term Reserves Portfolios in 1993.


    STEFAN W. COBB -- Principal. Mr. Cobb joined the Adviser in 1994. Prior to that, he was a Vice President at the investment banking firm of Robertson, Stephens & Company where he did institutional sales. Mr. Cobb assumed the responsibility for managing the Special Equity Portfolio in 1994.


    Under Investment Advisory Agreements (the "Agreements") with the Fund, dated as of September 27, 1989 and October 29, 1993, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objectives and policies of the Sirach Portfolios, manages the investment and reinvestment of the assets of the Sirach Portfolios. In this regard, it is the responsibility of the Adviser to manage the Fund's Sirach Portfolios and to place purchase and sales orders for the Sirach Portfolios.

    As compensation for the services rendered by the Adviser under the Agreements, each Sirach Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the Sirach Portfolio's average daily net assets for the month:


                                                                                                       RATE
                                                                                                     ---------
Sirach Strategic Balanced Portfolio................................................................     0.65%
Sirach Growth Portfolio............................................................................     0.65%
Sirach Fixed Income Portfolio......................................................................     0.65%
Sirach Short-Term Reserves Portfolio...............................................................     0.40%
Sirach Special Equity Portfolio....................................................................     0.70%



    The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Portfolios, if necessary, in order to reduce expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Sirach Fixed Income and the Sirach Short-Term Reserves Portfolios Institutional Class Shares from exceeding 0.75% and 0.50%, respectively, of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfolio. In addition, the Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers.


                            ADMINISTRATIVE SERVICES


    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement dated as of December 16, 1991. The services provided under this Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under Federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Fund Administration Agreement, as amended February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06 of 1% of the aggregate assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which rises from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The

Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Sirach Portfolios Institutional Class Shares offered in this Prospectus. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.


                             PORTFOLIO TRANSACTIONS

    The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Sirach Portfolios and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Sirach Portfolios. The Adviser may, however, consistent with the interests of the Sirach Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Sirach Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Sirach Portfolios and the Adviser's other clients.

    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

    Some securities considered for investment by each of the Portfolios may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently the Fund is offering shares of 30 Portfolios. The Board of Directors may create additional Portfolios and classes of shares of the Fund in the future at its discretion.


    The shares of each Portfolio of the Fund are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of January 31, 1996, the South Alaska Carpenters Defined Contribution Pension Plan, Anchorage, AK, held of record 43% of the outstanding shares of the Sirach Short-Term Reserves Portfolio Institutional Class Shares. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.


CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*          Director and  Executive Vice  President of  the Fund;  President  of
1133 Avenue of the Americas   Regis  Retirement Plan Services since 1993; Former President of UAM
New York, NY 10036            Fund  Distributors,   Inc.;   Formerly  responsible   for   Defined
                              Contribution   Plan  Services  at  a   division  of  the  Equitable
                              Companies, Dreyfus Corporation and Merrill Lynch.
JOHN T. BENNETT, JR.         Director of  the  Fund;  President of  Squam  Investment  Management
College Road-RFD 3            Company,  Inc. and Great Island Investment Company, Inc.; President
Meredith, NH 03253            of Bennett Management Company from 1988 to 1993.
J. EDWARD DAY                Director of the Fund;  Retired Partner in  the Washington office  of
5804 Brookside Drive          the  law firm Squire,  Sanders & Dempsey;  Director, Medical Mutual
Chevy Chase, MD 20815         Liability Insurance Society of Maryland; Formerly, Chairman of  The
                              Montgomery County, Maryland, Revenue Authority.
PHILIP D. ENGLISH            Director  of  the Fund;  President  and Chief  Executive  Officer of
16 West Madison Street        Broventure  Company,  Inc.;  Chairman  of  the  Board  of   Chektec
Baltimore, MD 21201           Corporation and Cyber Scientific, Inc.
WILLIAM A. HUMENUK           Director  of the Fund; Partner in the Philadelphia office of the law
4000 Bell Atlantic Tower      firm Dechert Price & Rhoads; Director, Hofler Corp.
1717 Arch Street
Philadelphia, PA 19103
NORTON H. REAMER*            Director, President  and  Chairman  of the  Fund;  President,  Chief
One International Place       Executive  Officer  and  a  Director  of  United  Asset  Management
Boston, MA 02110              Corporation; Director, Partner or Trustee of each of the Investment
                              Companies of the Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*       Director of  the Fund;  President and  Chief Investment  Officer  of
One Financial Center          Dewey  Square Investors Corporation since  1988; Director and Chief
Boston, MA 02111              Executive Officer of H.T. Investors, Inc., formerly a subsidiary of
                              Dewey Square.
WILLIAM H. PARK*             Vice President and Assistant Treasurer  of the Fund; Executive  Vice
One International Place       President  and Chief  Financial Officer of  United Asset Management
Boston, MA 02110              Corporation.
ROBERT R. FLAHERTY*          Treasurer of the Fund; Manager of Fund Administration and Compliance
73 Tremont Street             of the Administrator since March  1995; formerly Senior Manager  of
Boston, MA 02108              Deloitte & Touche LLP from 1985 to 1995.
KARL O. HARTMANN*            Secretary  of the Fund; Senior Vice President and General Counsel of
73 Tremont Street             the Administrator;  Senior Vice  President, Secretary  and  General
Boston, MA 02108              Counsel  of  Leland,  O'Brien,  Rubinstein  Associates,  Inc.  from
                              November 1990 to November 1991.
HARVEY M. ROSEN*             Assistant  Secretary  of   the  Fund;  Senior   Vice  President   of
73 Tremont Street             Administrator.
Boston, MA 02108


--------------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.
  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
  BHM&S Total Return Bond Portfolio

CHICAGO ASSET MANAGEMENT COMPANY
  Chicago Asset Management Value/Contrarian Portfolio
  Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
  C&B Balanced Portfolio
  C&B Equity Portfolio

C.S. MCKEE & COMPANY, INC.
  McKee U.S. Government Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
  FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
  ICM Equity Portfolio
  ICM Fixed Income Portfolio
  ICM Small Company Portfolio

INVESTMENT RESEARCH COMPANY
  IRC Enhanced Index Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
  MJI International Equity Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.
  Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
  NWQ Balanced Portfolio
  NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
  Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
  Sirach Fixed Income Portfolio
  Sirach Growth Portfolio
  Sirach Short-Term Reserves Portfolio
  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
  SAMI Preferred Stock Income Portfolio
  Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio
  Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, STEGEL & WALMSLEY, INC.
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

                                   UAM FUNDS



                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   PROSPECTUS
                            DATED FEBRUARY 29, 1996
                               Investment Adviser
                        SIRACH CAPITAL MANAGEMENT, INC.
                             3323 One Union Square
                               Seattle, WA 98101
                                 (206) 624-3800

--------------------------------------------------------------------------------


                                  Distributor
                          UAM FUND DISTRIBUTORS, INC.
                              211 Congress Street
                                Boston, MA 02110


                               TABLE OF CONTENTS

                                                      PAGE
                                                    ---------
Fund Expenses.....................................          2
Prospectus Summary................................          4
Financial Highlights..............................          5
Performance Calculations..........................          7
Investment Objectives.............................          7
Investment Policies...............................          8
Other Investment Policies.........................         10
Investment Limitations............................         14
Investment Suitability............................         14
Purchase of Shares................................         15
Redemption of Shares..............................         17
Shareholder Services..............................         18

                                                      PAGE
                                                    ---------
Valuation of Shares...............................         19
Dividends, Capital Gains Distributions and
 Taxes............................................         19
Investment Adviser................................         20
Administrative Services...........................         21
Distributor.......................................         22
Portfolio Transactions............................         22
General Information...............................         22
Directors and Officers............................         24
UAM Funds --
 Institutional Class Shares.......................         25


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------

                        SIRACH CAPITAL MANAGEMENT, INC.
             SERVES AS INVESTMENT ADVISER TO THE SIRACH PORTFOLIOS
                       INSTITUTIONAL SERVICE CLASS SHARES
--------------------------------------------------------------------------------


                        PROSPECTUS -- FEBRUARY 29, 1996


INVESTMENT OBJECTIVES


    UAM Funds, Inc. (herein defined as "UAM Funds" or the "Fund") is an open-end, management investment company, known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and investment policies. The Sirach Strategic Balanced, Growth and Special Equity Portfolios currently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. (See "SERVICE AND DISTRIBUTION PLANS.") The securities offered in this Prospectus are shares of the Service Class of the three diversified Portfolios of the Fund managed by Sirach Capital Management, Inc.


    SIRACH STRATEGIC BALANCED PORTFOLIO. The objective of the Sirach Strategic Balanced Portfolio is to provide long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks and fixed income securities.

    SIRACH GROWTH PORTFOLIO. The objective of the Sirach Growth Portfolio is to provide long-term capital growth consistent with reasonable risk to principal by investing primarily in common stocks of companies that offer long-term growth potential.

    SIRACH SPECIAL EQUITY PORTFOLIO. The objective of the Sirach Special Equity Portfolio is to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.

    There can be no assurance that any of the Portfolios will meet its stated objective.

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION  OR ANY  STATE SECURITIES  COMMISSION, NOR  HAS THE
     SECURITIES  AND  EXCHANGE   COMMISSION  OR   ANY  STATE   SECURITIES
       COMMISSION  PASSED UPON  THE ACCURACY OF  THIS PROSPECTUS. ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES


    The following table illustrates expenses and fees that a Service Class shareholder of the Sirach Portfolios will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                                        SIRACH                      SIRACH
                                                                      STRATEGIC       SIRACH       SPECIAL
                                                                       BALANCED       GROWTH        EQUITY
                                                                      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                       SERVICE       SERVICE       SERVICE
                                                                     CLASS SHARES  CLASS SHARES  CLASS SHARES
                                                                     ------------  ------------  ------------
Sales Load Imposed on Purchases....................................      NONE          NONE          NONE
Sales Load Imposed on Reinvested Dividends.........................      NONE          NONE          NONE
Deferred Sales Load................................................      NONE          NONE          NONE
Redemption Fees....................................................      NONE          NONE          NONE
Exchange Fees......................................................      NONE          NONE          NONE


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                         SIRACH
                                                                       STRATEGIC                     SIRACH SPECIAL
                                                                        BALANCED     SIRACH GROWTH       EQUITY
                                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                     SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                                         SHARES          SHARES          SHARES
                                                                     --------------  --------------  --------------
Investment Advisory Fees...........................................        0.65%           0.65%           0.70%
Administrative Fees................................................        0.13%           0.12%           0.11%
12b-1 Fees (Including Shareholder Servicing Fees)**................        0.25%           0.25%           0.25%
Other Expenses.....................................................        0.09%           0.09%*          0.04%
                                                                          -----           -----           -----
Total Operating Expenses...........................................        1.12%*          1.11%*          1.10%
                                                                          -----           -----           -----
                                                                          -----           -----           -----


    ------------------

    **See "SERVICE AND DISTRIBUTION PLANS."

------------------------

*The annualized Total Operating Expenses excludes the effect of expense offsets.
 If expense offsets were included, annualized Total Operating Expenses of the Sirach Strategic Balanced and Growth Portfolios Service Class Shares would be 1.11% and 1.09%, respectively, and annualized Total Operating Expenses of the Sirach Special Equity Portfolio Service Class Shares would not differ significantly.



    The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Service Class Shares of the Sirach Portfolios of the Fund will bear directly or indirectly. The expenses and fees set forth above are based on the operations of the Sirach Strategic Balanced, Growth and Special Equity Portfolios Service Class Shares during the fiscal year ended October 31, 1995 except that such information has been restated to reflect 12b-1 fees.


    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind.


                                                                                    1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                                  -----------  -----------  -----------  -----------
Sirach Strategic Balanced Portfolio Service Class Shares........................   $      11    $      36    $      62    $     136
Sirach Growth Portfolio Service Class Shares....................................   $      19    $      28    $      48    $     107
Sirach Special Equity Portfolio Service Class Shares............................   $      11    $      35    $      61    $     134


    THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


NOTE TO EXPENSE TABLE



    The information set forth in the table and example above relates only to Service Class Shares, which are subject to different total fees and expenses than Institutional Class Shares. Service Agents may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. (See "SERVICE AND DISTRIBUTION PLANS.")

                               PROSPECTUS SUMMARY

INVESTMENT OBJECTIVES AND POLICIES

    SIRACH STRATEGIC BALANCED PORTFOLIO. The objective of the Sirach Strategic Balanced Portfolio is to provide long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks and fixed income securities.

    SIRACH GROWTH PORTFOLIO. The objective of the Sirach Growth Portfolio is to provide long-term capital growth consistent with reasonable risk to principal by investing primarily in common stocks of companies that offer long-term growth potential.

    SIRACH SPECIAL EQUITY PORTFOLIO. The objective of the Sirach Special Equity Portfolio is to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.

INVESTMENT ADVISER

    Sirach Capital Management, Inc. (the "Adviser"), an investment counseling firm founded in 1970, serves as investment adviser to five of the Fund's Sirach Portfolios. The Adviser presently manages over $4.5 billion in funds for institutional clients and high net worth individuals. See "INVESTMENT ADVISER."

PURCHASE OF SHARES


    Shares of each Portfolio are offered, through broker-dealers, and other financial institutions ("Service Agents") at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $100,000, except for the Special Equity Portfolio for which it is $500,000. The minimum for subsequent investments is $1,000. The minimum initial investment for 401(k) plans is $1,000. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. See "PURCHASE OF SHARES."


DIVIDENDS AND DISTRIBUTIONS

    Each Portfolio will normally distribute substantially all of its net investment income in the form of quarterly dividends to each class. In addition, each Portfolio will distribute to each class any unrealized net capital gains annually. Distributions will be reinvested in the same Portfolio and class of shares automatically unless an investor elects to receive cash distributions. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

REDEMPTIONS AND EXCHANGES

    Shares may be redeemed at any time, without cost, at their respective net asset value next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "REDEMPTION OF SHARES."

ADMINISTRATIVE SERVICES


    Chase Global Funds Services Company (the "Administrator"), a subsidiary of The Chase Manhattan Bank, N.A., provides the Fund with administrative, dividend disbursing and transfer agent services. See "ADMINISTRATIVE SERVICES."


RISK FACTORS


    Prospective investors in the Fund should consider the following factors associated with an investment in the Portfolios: (1) The fixed income securities held by the Sirach Strategic Balanced Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Portfolio. The value of the securities held by the Portfolio can be expected to vary inversely to the changes in the prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa. (2) In addition, each Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES."); The value of the Portfolios' shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolios invest.

                            PERFORMANCE CALCULATIONS


    Each Portfolio may advertise or quote yield data from time to time. The yield of a Portfolio is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, a Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.


    Each Portfolio may advertise or quote total return data. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a Portfolio during the period are reinvested in Portfolio shares. Performance will be calculated separately for Institutional Class and
Service Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, any distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.



    The Annual Report to the Shareholders of the Sirach Portfolios for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.


                             INVESTMENT OBJECTIVES


    SIRACH STRATEGIC BALANCED PORTFOLIO. The objective of the Sirach Strategic Balanced Portfolio is to provide long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks of established companies and investment grade fixed income securities. The proportion of the Portfolio's assets invested in fixed income or common stocks will vary as market conditions warrant. A typical asset mix for the Portfolio, however, is expected to be 50% common stocks and 50% fixed income securities. Cash equivalent investments will be maintained when deemed appropriate by the Adviser.


    SIRACH GROWTH PORTFOLIO. The objective of the Sirach Growth Portfolio is to provide long-term capital growth consistent with reasonable risk to principal by investing in common stocks of companies that offer long-term growth potential.

    SIRACH SPECIAL EQUITY PORTFOLIO. The objective of the Sirach Special Equity Portfolio is to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized growth companies that have particularly strong financial characteristics as measured by the Adviser's "ranking system."

    There can be no assurance that any of the Portfolios will achieve its stated objective.

                              INVESTMENT POLICIES


    SIRACH STRATEGIC BALANCED PORTFOLIO. The Sirach Strategic Balanced Portfolio is designed to provide a single vehicle with which to participate in the Adviser's equity and fixed income strategies, combined with the Adviser's asset allocation decisions. The Portfolio seeks to achieve its objective by investing in a combination of stocks, bonds and short-term cash equivalents. A typical asset mix of the Portfolio is expected to be 50% equities and 50% fixed income securities. However, depending upon market conditions, the mix may vary, and cash equivalent investments will be maintained when deemed appropriate by the Adviser. Under normal conditions, the range of exposure to fixed income securities is expected to be 25% to 50% of the Portfolio, and the range of exposure to equity securities is expected to be 35% to 70%. However, at least 25% of the Portfolio's total assets will always be invested in fixed income senior securities including debt securities and preferred stock.


    The fixed income portion of the Portfolio will consist of a diversified mix of investment grade fixed income securities of varying maturities including securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, asset-backed securities, and various short term instruments such as commercial paper, Treasury bills and certificates of deposit.

    Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa ) or Standard and Poor's Corporation ("S&P") (AAA, AA, A or BBB). Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality.

    It is the Adviser's intention that the Portfolio's investments will be limited to the investment grades described above. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgement, the retention of the securities is warranted.

    Credit quality of bonds in such ratings categories can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular security. For these reasons, it is the Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Adviser's own independent and on-going review of credit quality.

    The Adviser attempts to be risk averse believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The fixed income portion of the Portfolio will be largely determined by the Adviser's assessment of current economic conditions and trends, the Federal Reserve Board's management of monetary policy, fiscal policy, inflation expectations, government and private credit demands and global conditions. Once these factors have been carefully analyzed, an internally generated outlook for the direction of interest rates is formulated and the maturity/duration of the Portfolio will be adjusted to reflect the Adviser's outlook. Under normal market conditions, the weighted maturity range over a complete economic cycle will shift between four and twelve years. The duration range over a similar time period will be two to six years.

    Additionally, the Adviser attempts to emphasize relative values within selected maturity ranges. Interest rate spreads between different quality ranges, by types of issues and within coupon areas are monitored, and the Portfolio will be structured to take advantage of relative values within these areas. Marketability of individual issues and diversification within the Portfolio will be emphasized.

    Active security rotation will generate the majority of the excess returns in the Portfolio. The Portfolio will hold, under most circumstances, no more than 10% of its assets in any non-governmental issue.

    While the Adviser anticipates that the majority of the assets in the Portfolio will be U.S. dollar-denominated securities, up to 20% of the Portfolio's assets may consist of obligations of foreign governments, agencies, or corporations denominated either in U.S. dollars or foreign currencies. The credit quality standards applied to foreign obligations are the same as those applied to the selection of U.S.-based securities.

    Equity securities are selected using approaches identical to those for the Sirach Growth Portfolio as set forth below.

    SIRACH GROWTH PORTFOLIO. The Sirach Growth Portfolio seeks to achieve its objective by investing in common stocks of companies that are small, medium and large growth companies deemed by the Adviser to offer long-term growth potential. The securities selected will be from a universe of approximately 2,500 companies listed on the New York and American Stock Exchanges and on the National Association of Securities Dealers Automated Quotations system ("NASDAQ"). The Portfolio may also invest in convertible bonds or convertible preferred stocks.


    The Adviser's security selection process for the Portfolio will focus on those companies that rank high on the Adviser's proprietary ranking system. The ranking system consists of five buying tests that are ranked according to decile. The Adviser believes that companies that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength, and cash reinvestment rates. The Adviser screens a universe of approximately 2,500 companies to identify potentially attractive securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. The Adviser focuses particular attention on those companies whose recent earnings have exceeded consensus expectations.

    As perceived risks in the marketplace increase, cash reserves can be used for defensive purposes. Under normal circumstances, it is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (less than 20%). For temporary defensive purposes, the Portfolio may reduce its holdings of equity securities and increase its holdings in short-term investments.

    The Adviser anticipates that the majority of the investments in the Portfolio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its assets in shares of foreign based companies. In addition, if shares of a foreign company are purchased, they must be traded in the United States as sponsored American Depositary Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. (See "FOREIGN INVESTMENTS" for a more detailed description of the risks involved.)

    SIRACH SPECIAL EQUITY PORTFOLIO. The Portfolio seeks to achieve its objective by investing primarily in the common stocks of companies with market capitalizations of $100 million to $2 billion dollars. Securities selected for the Portfolio will be chosen from the New York Stock Exchange and American Stock Exchange or from the over the counter markets operated by the National Association of Securities Dealers.

    The security selection process for the Portfolio focuses on those companies within the market capitalization specified above and that rank above average on the Adviser's proprietary "ranking system." The "ranking system" consists of seven buying tests that are ranked according to decile. The Adviser believes that companies with smaller capitalizations that possess a higher "ranking score" are likely to provide superior rates of return over an extended period of time relative to the stock market in general. The components of the ranking system include past earnings per share growth rates, earnings acceleration, prospective earnings, "surprise" probabilities, relative financial strength, cash flowback, and other financial ratios. The Adviser screens a universe of several thousand smaller to medium capitalized companies to identify potentially attractive securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. In addition, the Adviser focuses particular attention on those companies whose earnings momentum are accelerating and/or whose recent earnings have exceeded the Adviser's expectations.

    It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (less than 20% under normal circumstances.) For temporary defensive purposes, however, the Portfolio may reduce its holdings of equity securities and increase, up to 100%, its holdings in short-term investments.

    The Adviser anticipates that the majority of the investments in the Portfolio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased if they pass the selection process outlined above. In addition, if shares of a foreign company are purchased, they must be traded in the United States as American Depositary Receipts ("ADRs"), which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, ADRs will not comprise more than 20% of the Portfolio's assets. (See "FOREIGN INVESTMENTS" for a more detailed description of the risks involved.)

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    There may be periods when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate. During such periods, each Portfolio may adopt a temporary defensive posture in which greater than 35% of its net assets are invested in the following instruments consistent with each Portfolio's investment policies as set forth above.

    (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

        Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

        Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

    (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

    (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

    (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

    (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

    (6) Repurchase agreements collateralized by securities listed above.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "INVESTMENT COMPANIES.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS

    Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments." The Portfolio may acquire repurchase agreements as long as the Fund's Board of Directors evaluates the creditworthiness of the brokers or dealers with which each Portfolio will enter into repurchase agreements. In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The
Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for each Portfolio.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



RESTRICTED SECURITIES



    Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Certain restrictions applicable to each Portfolio limit their investment in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale to no more than 10% of each Portfolio's net assets. The prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.


LENDING OF SECURITIES


    Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. A Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.



    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.


PORTFOLIO TURNOVER

    Generally, the Portfolios will not trade in securities for short-term profits, but, when circumstances warrant, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. However, it is expected that the annual portfolio turnover rate for the Sirach Portfolios will not exceed 150%. A rate of turnover of 100% would occur, for example, if all the securities held by a Portfolio were replaced within a period of one year. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Portfolios. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation. The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolios' historical portfolio turnover ratios.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

    Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash, U.S. Government securities or other high-grade debt obligations at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolio may earn income on securities it has deposited in a segregated account.

    Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.

FOREIGN INVESTMENTS

    Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the stocks of foreign companies are normally denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

    As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.


INVESTMENT COMPANIES



    As permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money

Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of a Portfolio," as defined in the 1940 Act.



                             INVESTMENT LIMITATIONS



    Each Portfolio has adopted certain limitations designed to reduce its exposure to risk in specific situations. Some of these limitations are that a Portfolio will not:



    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof);



    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    (c) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;



    (d) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;



    (e) make loans except (i) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of the Portfolio's total assets), and
        (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Commission thereunder;



    (f) (i) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% (10% for the Sirach Special Equity Portfolio) of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or



    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.



    The investment objectives of the Portfolios are fundamental and with respect to each Portfolio may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations
(d), (e) and (f)(i), the Sirach Strategic Balanced and Sirach Growth Portfolios' investment limitations and policies described in this Prospectus and in the Statement of Additional Information are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to investors. The investment limitations of the Sirach Special Equity Portfolio described here and in the Statement of Additional Information are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolios' assets will not be considered a violation of the restriction.


                             INVESTMENT SUITABILITY


    The Sirach Portfolios are designed principally for the investments of high net worth individuals and tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Each Portfolio is also suitable for individual tax-deferred investment plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers.

                               PURCHASE OF SHARES


    Shares of each Portfolio and Class may be purchased through any Service Agent having selling or service agreements with UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at their respective net asset value per share next determined after an order is received by the Fund or the designated Service Agent. (See "SERVICE AND DISTRIBUTION PLANS" and "VALUATION OF SHARES.") The minimum initial investment required is $100,000 ($500,000 for the Special Equity Portfolio) except that, for 401(k) plans the minimum initial investment is $1,000. Certain exceptions may be made from time to time by the Officers of the Fund. The Portfolios issue two classes of shares: Institutional Class and Institutional Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses, may in the future bear distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. See "EXCHANGE PRIVILEGE." The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.



    Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans, which may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.



    If you buy shares of a Portfolio through a Service Agent, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. (Eastern Time) and transmit it to the Fund's Transfer Agent, Chase Global Funds Services Company, (prior to the close of the Transfer Agent's business day) and the Distributor to receive that day's offering price, with proper payment to the Fund to follow. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all investment and redemption information, documentation and money.


INITIAL INVESTMENTS BY MAIL


    An account also may be opened with the assistance of your Service Agent by completing and signing an Account Registration Form, and forwarding it, together with a check payable to UAM FUNDS, INC. through your Service Agent, to:



                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy (manually signed) of the Account Registration Form must be delivered to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110



    Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's custodian bank, The Bank of New York (the "Custodian Bank"), by a Federal Reserve Bank) before acceptance by the Fund.

INITIAL INVESTMENTS BY WIRE

    Shares may also be purchased by wiring Federal Funds to the Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:


    (a) Your Service Agent should telephone the Fund's Transfer Agent (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the name of the Portfolio (Service Class Shares), the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number will then be provided to you;


    (b) Instruct your bank to wire the specified amount to the Custodian Bank;


                                 The Bank of New York
                                  New York, NY 10286
                                   ABA #0210-0023-8
                                 DDA Acct. #000-77-081
                                 F/B/O UAM Funds, Inc.
            Ref: Portfolio Name ___________________ (Service Class Shares)
                        Your Account Number ___________________
                         Your Account Name ___________________


    (c) A completed Account Registration Form must be forwarded to the Fund and the Distributor at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment is $1,000) by purchasing shares at net asset value through your Service Agent or by mailing a check to the Administrator (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, the Portfolio, and class of shares to be purchased are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


OTHER PURCHASE INFORMATION


    Non-securities dealer Service Agents may receive transaction fees that are the same as distribution fees paid to dealers.


    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of either Class or Portfolio or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

    Purchases of shares will be made in full and fractional shares of the appropriate Class calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

IN-KIND PURCHASES


    If accepted by the Fund, shares may be purchased in exchange for securities which are eligible for acquisition by the Portfolio being purchased, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued in exchange for securities will be issued at relevant net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included in the Portfolio and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are liquid and are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or liquidity of market; and (3) the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

    Shares may be redeemed by mail or telephone at any time, without cost, at their net asset value next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the relevant Portfolio.

BY MAIL

    Shares will be redeemed at the net asset value next determined after the request is received in "good order". Your request should be addressed to:


                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798



or to your Service Agent.


    "Good order" means that the request to redeem shares must include the following documentation:

    (a) The stock certificates, if issued;

    (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any required signature  guarantees (see  "SIGNATURE GUARANTEES"  below);
        and

    (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.


SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE

    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


    To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION


    Normally, the Fund will make payment for all shares redeemed under these procedures within one business day of receipt of the request in good order, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.


    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                         SERVICE AND DISTRIBUTION PLANS


    Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Service Agent directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent, as the case may be, for payments made at an annual rate of up to .25 of 1% of the average daily value of Service Class Shares of the Sirach Portfolios owned by clients of such Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund Service Class Shares as the Commission construes such term under Rule 12b-1. The fees payable for Servicing are payable without regard to actual expenses incurred, subject to adjustment of the fee prospectively to reflect actual expenses.



    Servicing may include, among other things, one or more of the following rendered with respect to Service Class Shares or shareholders: answering client inquiries regarding the Fund; assisting clients in changing dividend options, account designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and record; processing purchase and redemption transactions; investing client cash account balances automatically in Fund Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arranging for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.



    The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will be engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the Servicing of such shareholders would be sought.

    The Distributor promotes the distribution of the Service Class Shares of the Fund in accordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

    The Distribution Plan and the Service Plan (together, the "Plans") were approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b-1 Directors"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Directors, or by the vote of a majority of the outstanding voting securities of the Service Class Shares.

    While the Plans continue in effect, the selection of the 12b-1 Directors is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed 0.75% per annum of that Portfolio's net assets. The Board has currently limited payments under the Plans to 0.50% per annum of a Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making any payments under the Distribution Plan. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Service Class Shares and for the printing of prospectuses sent to prospective purchasers of the Service Class Shares of the Sirach Portfolios.

    Although the Plans may be amended by the Board of Directors, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the class involved. The total amounts paid with respect to a class of shares of a Portfolio under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Directors quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.


    In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation ("UAM"), the parent company of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolios.


                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Service Class Shares of each Sirach Portfolio of the Fund may be exchanged for Service Class Shares of any other Sirach Portfolio offering such shares. In addition, Service Class Shares of each Sirach Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.



    Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.



    Exchange requests may be made by mail, telephone or through a Service Agent. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telecopied instructions, see "REDEMPTION OF SHARES--BY TELEPHONE" above.

    For Federal income tax purposes, an exchange between Funds is a taxable event, and accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "REDEMPTION OF SHARES.")


                              VALUATION OF SHARES

    The net asset value of each Class of shares is determined by dividing the sum of the total market value the underlying Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Class. The net asset value per share of each Class of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business (currently 4:00 p.m. Eastern Time). The net asset value of the Service Class Shares may be lower than the net asset value of the Institutional Class Shares reflecting the daily expense accruals of the shareholder servicing fee and any distribution and transfer agency fees applicable to the Service Class Shares.

    Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the bid price of such currencies against U.S. dollars quoted by any major bank or by a broker.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset values include interest on fixed income securities, which is accrued daily.

    In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 value days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used.

    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Each Portfolio will normally distribute substantially all of its net investment income to shareholders in the form of quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute such gains with the last dividend for the fiscal year. The per share dividends and distributions on Service Class Shares generally will be lower than the per share dividends and distributions on Institutional Class Shares as a result of the shareholder servicing, distribution and any transfer agency fees applicable to the Service Class Shares.

    Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    Each Portfolio's dividend and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and if it qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. Dividends, either in cash or reinvested in shares, paid by a Portfolio from net investment income will be taxable to shareholders as ordinary income. Dividends paid from the Sirach Strategic Balanced, Sirach Special Equity and Sirach Growth Portfolios will generally qualify for the 70% dividends received deduction for corporations, but the portion of the dividends so qualified will depend on the ratio of the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources to the Portfolio's total taxable income, exclusive of long-term capital gains.

    Whether paid in cash or additional shares of the Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    Exchanges and redemptions of shares in a Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

    Each Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, each Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gain net income from the prior year. Dividends declared in December will be deemed to have been paid by the Fund and received by shareholders on the record date provided that the dividends are paid before February 1 of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS taxpayer identification regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding, or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER

    The investment adviser to the Sirach Portfolios, Sirach Capital Management, Inc., is a Washington corporation whose predecessor was formed in 1970 and is located at 3323 One Union Square, Seattle, Washington 98101. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had over $4.5 billion in assets under management. For further information on Sirach Capital Management, Inc.'s investment services, please call (206) 624-3800.

    The investment professionals of the Adviser who are primarily responsible for the day-to-day management of the Sirach Portfolios and a description of their business experience during the past five years are as follows:

    SIRACH STRATEGIC BALANCED PORTFOLIO - George B. Kauffman, Stephen J. Romano, and Robert L. Stephenson, Jr.;


    SIRACH GROWTH PORTFOLIO - George B. Kauffman and Harvey G. Bateman; and



    SIRACH SPECIAL EQUITY PORTFOLIO - Harvey G. Bateman and Stefan W. Cobb.


    HARVEY G. BATEMAN, CFA, CIC - PRINCIPAL. Mr. Bateman joined the Adviser in 1988. He has managed equity funds for the Adviser since 1989. Mr. Bateman assumed responsibility for managing the Special Equity Portfolio in 1989.

    GEORGE B. KAUFFMAN, CFA, CIC - PRINCIPAL. Mr. Kauffman joined the Adviser in 1981. He has managed balanced and growth funds for the Adviser since 1981. Mr. Kauffman assumed responsibility for managing the Strategic Balanced and Growth Portfolios in 1993.

    ROBERT L. STEPHENSON, JR., CFA, CIC - PRINCIPAL. Mr. Stephenson joined the Adviser in 1987. He has managed balanced and growth funds for the Adviser since 1987. Mr. Stephenson assumed responsibility for managing the Strategic Balanced and Growth Portfolios in 1993.

    STEPHEN J. ROMANO, CFA - PRINCIPAL. Mr. Romano joined the Adviser in 1991. Prior to that, he was a Senior Investment Officer at Seattle-First National Bank where he managed equity and fixed income portfolios for private banking clients. Mr. Romano has managed fixed income funds for the Adviser since 1991. He assumed responsibility for managing the fixed income portion of the Strategic Balanced Portfolio in 1993.


    STEFAN W. COBB - PRINCIPAL. Mr. Cobb joined the Adviser in 1994. Prior to that, he was a Vice President at the investment banking firm of Robertson, Stephens & Company where he did institutional sales. Mr. Cobb assumed responsibility for managing the Special Equity Portfolio in 1994.


    Under Investment Advisory Agreements (the "Advisory Agreements") with the Fund, dated as of September 27, 1989 and October 29, 1993, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objectives and policies of the Sirach Portfolios, manages the investment and reinvestment of the assets of the Sirach Portfolios. In this regard, it is the responsibility of the Adviser to manage the Fund's Sirach Portfolios and to place purchase and sales orders for the Sirach Portfolios.

    As compensation for the services rendered by the Adviser under the Advisory Agreements, each Sirach Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the Sirach Portfolio's average daily net assets for the month:

                                                                                                         RATE
                                                                                                      -----------
Sirach Strategic Balanced Portfolio.................................................................      0.650%
Sirach Growth Portfolio.............................................................................      0.650%
Sirach Special Equity Portfolio.....................................................................      0.700%


                            ADMINISTRATIVE SERVICES



    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement (the "Administration Agreement") dated as of December 16, 1991. The services provided under this Administration Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under Federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108-3913. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Administration Agreement, as amended February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06 of 1% of the aggregate assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement (except as described under "Service and Distribution Plans" above). The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.



                             PORTFOLIO TRANSACTIONS


    The Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Sirach Portfolios and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Sirach Portfolios. The Adviser may, however, consistent with the interests of the Sirach Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Sirach Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Sirach Portfolios and the Adviser's other clients.


    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through intermediary brokers or dealers that market shares of the Fund. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.


    Some securities considered for investment by each of the Portfolios may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios. The Directors of the Fund may create additional Portfolios and classes of shares of the Fund in the future at their discretion.

    The shares of each Portfolio of the Fund are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and may bear expenses related to the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.


CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS


    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.


REPORTS


    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.


SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*     Director  and Executive Vice  President of the  Fund; President of Regis
1133 Avenue of the      Retirement Plan  Services,  since 1993;  Former  President of  UAM  Fund
Americas                Distributors,  Inc.; Formerly responsible  for Defined Contribution Plan
New York, NY 10036      Services at a division of  the Equitable Companies, Dreyfus  Corporation and Merrill Lynch.

JOHN T. BENNETT, JR.    Director  of the Fund; President of Squam Investment Management Company,
College Road -- RFD 3   Inc. and Great  Island Investment  Company, Inc.;  President of  Bennett
Meredith, NH 03253      Management Company from 1988 to 1993.

J. EDWARD DAY           Director  of the Fund;  Retired Partner in the  Washington office of the
5804 Brookside Drive    law firm Squire, Sanders &  Dempsey; Director, Medical Mutual  Liability
Chevy Chase, MD 20815   Insurance  Society  of Maryland;  Formerly,  Chairman of  The Montgomery
                        County, Maryland, Revenue Authority.

PHILIP D. ENGLISH       Director  of  the  Fund;  President  and  Chief  Executive  Officer   of
16 West Madison Street  Broventure  Company, Inc.; Chairman of  the Board of Chektec Corporation
Baltimore, MD 21201     and Cyber Scientific, Inc.

WILLIAM A. HUMENUK      Director of the Fund; Partner in the Philadelphia office of the law firm
4000 Bell Atlantic      Dechert Price & Rhoads; Director, Hofler Corp.
Tower
1717 Arch Street
Philadelphia, PA 19103

NORTON H. REAMER*       Director, President and Chairman of the Fund; President, Chief Executive
One International       Officer and Director of  United Asset Management Corporation;  Director,
Place                   Partner  or Trustee  of each  of the  Investment Companies  of the Eaton
Boston, MA 02110        Vance Group of Mutual Funds.

PETER M. WHITMAN, JR.*  Director of the Fund;  President and Chief  Investment Officer of  Dewey
One Financial Center    Square  Investors  Corporation ("DSI")  since  1988; Director  and Chief
Boston, MA 02111        Executive Officer of H.T. Investors, Inc., formerly a subsidiary of DSI.

WILLIAM H. PARK*        Vice President  and  Assistant Treasurer  of  the Fund;  Executive  Vice
One International       President  and  Chief  Financial  Officer  of  United  Asset  Management
Place                   Corporation.
Boston, MA 02110

ROBERT R. FLAHERTY*     Treasurer of the Fund; Manager of Fund Administration and Compliance  of
73 Tremont Street       the  Administrator since March 1995; formerly Senior Manager of Deloitte
Boston, MA 02108        & Touche LLP from 1985 to 1995.

KARL O. HARTMANN*       Secretary of the Fund; Senior Vice President and General Counsel of  the
73 Tremont Street       Administrator;  Senior Vice President, Secretary  and General Counsel of
Boston, MA 02108        Leland, O'Brien,  Rubinstein Associates,  Inc.,  from November  1990  to
                        November 1991.

HARVEY M. ROSEN*        Assistant Secretary of the Fund; Senior Vice President of Administrator.
73 Tremont Street
Boston, MA 02108


--------------

*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                                   UAM FUNDS



                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   PROSPECTUS
                            DATED FEBRUARY 29, 1996
                               Investment Adviser
                        SIRACH CAPITAL MANAGEMENT, INC.
                             3323 One Union Square
                               Seattle, WA 98101
                                 (206) 624-3800

--------------------------------------------------------------------------------


                                  Distributor
                          UAM FUND DISTRIBUTORS, INC.
                              211 Congress Street
                                Boston, MA 02110


                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Fund Expenses...............................................        2
Prospectus Summary..........................................        3
Performance Calculations....................................        4
Investment Objectives.......................................        4
Investment Policies.........................................        4
Other Investment Policies...................................        6
Investment Limitations......................................       10
Investment Suitability......................................       10
Purchase of Shares..........................................       11
Redemption of Shares........................................       13
Service and Distribution Plans..............................       14

                                                                PAGE
                                                              --------
Shareholder Services........................................       15
Valuation of Shares.........................................       16
Dividends, Capital Gains Distributions and Taxes............       16
Investment Adviser..........................................       17
Administrative Services.....................................       18
Distributor.................................................       19
Portfolio Transactions......................................       19
General Information.........................................       19
Directors and Officers......................................       21


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    PART B


                                   UAM FUNDS
                                SIRACH PORTFOLIOS
                      STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 28, 1996,


     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Sirach Portfolios Institutional Class Shares dated February 28, 1996 and the Prospectus relating to the Sirach Strategic Balanced, Growth and Special Equity Portfolios Institutional Service Class Shares (the "Service Class Shares") dated February 28, 1996. To obtain a Prospectus, please call the UAM Funds Service Center:


                                    1-800-638-7983


                                   TABLE OF CONTENTS



                                                                           Page
                                                                           ----
Investment Objectives and Policies. . . . . . . . . . . . . . . . . . . .    2
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Investment Limitations. . . . . . . . . . . . . . . . . . . . . . . . . .    6
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . .    7
Investment Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
Service and Distribution Plans. . . . . . . . . . . . . . . . . . . . . .   10
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . . .   12
Administrative Services . . . . . . . . . . . . . . . . . . . . . . . . .   12
Performance Calculations. . . . . . . . . . . . . . . . . . . . . . . . .   12
General Information . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Appendix-Description of Securities and Ratings. . . . . . . . . . . . . .  A-1

                         INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the Sirach Strategic Balanced, Fixed Income, Growth, Short-Term Reserves and Special Equity Portfolios (the "Portfolios") as set forth in the Sirach Portfolios' Prospectuses:

SECURITIES LENDING

     Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission, (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

FUTURES CONTRACTS

     The Sirach Fixed Income Portfolio may enter into futures contracts, options, and options on futures contracts for the purposes of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of a Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The Sirach Fixed Income Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Sirach Fixed Income Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio is engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     The Sirach Fixed Income Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payments.

                              PURCHASE OF SHARES

     Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 ($500,000 for the Special Equity Portfolio) with certain exceptions as may be determined from time to time by officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

     SIGNATURE GUARANTEES - To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) or registered address; or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

     The following supplements the shareholder services information set forth in the Portfolios' Prospectuses:

EXCHANGE PRIVILEGE

     Institutional Class Shares of each Sirach Portfolio may be exchanged for Institutional Class Shares of the other Sirach Portfolios and Service Class Shares of each Sirach Portfolio may be exchanged for Service Class Shares of the other Sirach Portfolios. In addition, Institutional Class Shares of each Sirach Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Sirach Portfolios - Institutional Class Shares Prospectus.) Service Class Shares of the Sirach Strategic Balanced, Growth and Special Equity Portfolios may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder, and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares". As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                           INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in the Prospectuses. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations.

     Each Portfolio is subject to the following limitations which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of a Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio. Each Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (4) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

     (5) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes or (ii) except in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 331/3% of the Portfolios' total assets (10% for the Sirach Special Equity Portfolio) (including the amount borrowed) less liabilities (exclusive of borrowings);

     (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;

     (7) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitation described in (d) below and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder; and

     (8)  underwrite the securities of other issuers.

     The following limitations are fundamental policies of the Sirach Special Equity Portfolio and non-fundamental policies of the Sirach Strategic Balanced, Sirach Growth, Sirach Fixed Income and Sirach Short-Term Reserves Portfolios. Each of the Portfolios will not:

     (a)  purchase on margin or sell short;

     (b) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (c) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

     (d) invest more than an aggregate of 10% of the net assets of the Portfolio (15% for the Sirach Strategic Balanced, Sirach Growth, Sirach Fixed Income and Sirach Short-Term Reserves Portfolios), determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (e) invest for the purpose of exercising control over management of any company;

     (f) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years; and

     (g) write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs.

     As a matter of non-fundamental policy, each Portfolio will not:

     (a) invest in warrants, valued at the lower of cost or market, in excess of 5.0% of the value of the Portfolio's net assets.
          Included within that amount, but not to exceed 2.0% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value.

                                MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Portfolios' Prospectuses. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.



     (1)                    (2)               (3)                    (4)                  (5)

                                            Pension or                             Total Compensation
                          Aggregate     Retirement Benefits    Estimated Annual    from Registrant and
Name of Person,         Compensation     Accrued as Part of      Benefits Upon      Fund Complex Paid
  Position            From Registrant      Fund Expenses           Retirement          to Directors
---------------       ---------------    -------------------   ----------------   ----------------------

John T. Bennett, Jr.     $24,435               0                       0                 $26,750
Director

J. Edward Day            $24,435               0                       0                 $26,750
Director

Philip D. English        $24,435               0                       0                 $26,750
Director

William A. Humenuk       $24,435               0                       0                 $26,750
Director


PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

     SIRACH STRATEGIC BALANCED PORTFOLIO INSTITUTIONAL CLASS SHARES: Skagit Valley Medical 401(k) Savings Plan, 1400 E. Kincaid Street, Mt. Vernon, WA, 7%; South Bay Hotel Employees & Restaurant Employees Pension Plan, c/o United Administrative Services, P.O. Box 5057, San Jose, CA, 6%; Alaska Bricklayers Retirement Plan, 407 Denali Street, Anchorage, AK, 5%; First Interstate Bank of Washington, N.A., Trustee, Brunswick Fishing Boats Div. Profit Sharing Plan, P.O. Box 21927, Seattle, WA, 5%*; Hartnat & Co., VECO, P.O. Box
4044, Boston, MA, 5%*.

     SIRACH FIXED INCOME PORTFOLIO INSTITUTIONAL CLASS SHARES: Seattle First National Bank, Custodian Conner Development, P.O. Box 3577, Terminal Annex, Los Angeles, CA, 20%*; Hartnat & Co., VECO, P.O. Box 4044, Boston, MA, 15%*; Davis Wright Tremaine 401(k). Profit Sharing Plan & Trust, 1501 4th Avenue, Suite 2600, Seattle, WA, 10%; The Chase Manhattan Bank, N.A. Custodian for the Rollover IRA of Robert D. Duggan, 2900 One Union Square, Seattle, WA, 9%; Mithun Partners, Inc., Retirement Plan, 414 Olive Way, Suite 500, Seattle, WA, 7%; Orthopedics International Limited, Profit Sharing & Savings Plan, FBO Robert P. Romano, M.D., 1645 73rd Avenue Northeast, Medina, WA, 6%; James G. Murphy Co., Profit Sharing Plan, 530 Bell Street, Suite 1000, Edmonds, WA, 5%; Dr. Donald H. Mott, Money Purchase Pension Plan, 702 23rd Avenue, SE, Puyallup, WA, 5%.

     SIRACH GROWTH PORTFOLIO INSTITUTIONAL CLASS SHARES: Seattle First National Bank, Trustee for Tractor and Machinery 401(k) Savings Plan, P.O. Box 3577, Terminal Annex, Los Angeles, CA, 9%*; Park Investment Co., 500 Fifth Avenue, New York, NY, 7%; Hartnat & Co., VECO, P.O. Box 4044, Boston, MA, 7%*; Davis Wright Tremaine 401(k), Profit Sharing Plan & Trust, 1501 4th Avenue, Suite 2600, Seattle, WA, 6%; U.S. Bank of Washington Trustee for King Count Medical Blue Shield 401(k), c/o U.S. Bank of Oregon, P.O. Box 3168, Portland, OR, 6%*; H.D. Bader & Co., No. S, c/o Foley & Lardner, 777 East Wisconsin Avenue, #3500, Milwaukee, WI, 5%; So. Alaska Carpenters Defined Contribution Pension Plan, Anchorage, AK 5% and H.D. Bader & Co., No. E, c/o Foley & Lardner, 777 East Wisconsin Avenue, #3500, Milwaukee, WI, 5%.


_________________
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

     SIRACH SHORT-TERM RESERVES PORTFOLIO INSTITUTIONAL CLASS SHARES: So. Alaska Carpenters Defined Contribution Pension Plan, P.O. Box 241266, Anchorage, AK, 43%; Wendel & Co., c/o The Bank of New York, P.O. Box 1066, Wall Street Station, New York, NY, 18%; Hartnat & Co., Trustee, VECO, P.O. Box 4044, Boston, MA, 16%; U.S. Bank of Washington, Trustee, King County Medical Blue Shield 401(k), c/o U.S. Bank of Oregon, P.O. Box 3168, Portland, OR, 5%* and Seattle First National Bank Trustee, North Coast Electric, P.O. Box 3577, Terminal Annex, Los Angeles, CA, 5%*.

     SIRACH SPECIAL EQUITY PORTFOLIO INSTITUTIONAL CLASS SHARES: The Chase Manhattan Bank, Trustee, Boeing Co. Voluntary Invest Plan 3 Chase Metrotech Center, 6th floor, Brooklyn, NY, 7%*.

     The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

_________________
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                                   INVESTMENT ADVISER

CONTROL OF ADVISER

     Sirach Capital Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

     The Adviser specializes in identifying and investing in growth-oriented securities which have demonstrated strong earnings acceleration and what the Adviser judges to be strong relative price strength and value. The Adviser emphasizes disciplined security selection in all asset classes. As equity analysts, the Adviser monitors a large list of companies which have passed an initial screening process. The Adviser's investment objective is to identify the point at which a good company is becoming a good investment, purchase the stock at a fair value, and then to identify when that good investment period is coming to an end. To achieve the objective of identifying good investments, the Adviser uses a disciplined equity selection process that is built on a number of buying tests. To identify when a good investment period is changing the Adviser uses disciplined selling tests. Capital protection is an integral part of the Adviser's investment management objective.

     In managing fixed income portfolios, the Adviser regularly assesses monetary policy, inflation expectations, economic trends and capital market flows and then establishes a duration target and maturity structure. Sector weightings are determined by business cycle analysis, relative valuation and expected interest rate volatility. The Adviser also screens for mispriced securities emphasizing both incremental yield and potential price performance. Before any security is purchased, a thorough credit and fundamental analysis is done.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included; Boeing, Honda of America, Nestle, Unilever and United Technologies.

     It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Portfolios' Investment Advisory Agreements, each Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

  Sirach Strategic Balanced Portfolio. . . . . . . . . . . . . . . .   0.65%
  Sirach Fixed Income Portfolio. . . . . . . . . . . . . . . . . . .   0.65%
  Sirach Growth Portfolio. . . . . . . . . . . . . . . . . . . . . .   0.65%
  Sirach Short-Term Reserves Portfolio . . . . . . . . . . . . . . .   0.40%
  Sirach Special Equity Portfolio. . . . . . . . . . . . . . . . . .   0.70%

     For the years ended October 31, 1993, 1994 and 1995, the Sirach Special Equity Portfolio paid advisory fees of approximately $3,166,000, $3,501,000 and $3,571,000, respectively, to the Adviser. For the period from December 1, 1993 (commencement of operations) to October 31, 1994 and for the year ended October 31, 1995, the Sirach Strategic Balanced, Sirach Fixed Income, Sirach Growth and Sirach Short-Term Reserves Portfolios paid advisory fees of approximately $584,000 and $617,000, $0 and $6,000, $502,000 and $595,000,
and $5,000 and $11,000, respectively. During the period from December 1, 1993 to October 31, 1994 and for the year ended October 31, 1995, the Adviser voluntarily waived advisory fees of approximately $77,000 and $82,000, and $78,000 and $76,000 for the Sirach Fixed Income and Sirach Short-Term Reserves Portfolios, respectively.

                     SERVICE AND DISTRIBUTION PLANS

     As stated in the Portfolios Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Organizations"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25 of 1% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Organization for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account record for such beneficial owners of the Fund's shares;

     (c)  opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e)  processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Organization, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Organization is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Organizations and the purposes for which the expenditures were made. In addition, arrangements with Service Organizations must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Directors has approved the arrangements with Service Organizations based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Organizations must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). So long as the arrangements with Service Organizations are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. The Sirach Portfolios Service Class Shares have not been offered prior to the date of this Statement.

     Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                               PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

     Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolios and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                              ADMINISTRATIVE SERVICES

     In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the Sirach Special Equity Portfolio totaled approximately $559,000. The basis of the fees paid to the Administrator for the 1993 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus
0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal years ended October 31, 1994 and October 31, 1995, administrative services fees paid to the Administrator by the Sirach Special Equity Portfolio totaled approximately $586,000 and $605,000, respectively. During the period from December 1, 1993 to October 31, 1994 and during the fiscal year ended October 31, 1995, administrative services fees paid to the Administrator by the Sirach Strategic Balanced, Sirach Fixed Income, Sirach Growth and Sirach Short-Term Reserves Portfolios totaled approximately $116,000 and $120,000, $27,000 and $60,000, $95,000 and $111,000, and $29,000
and $57,000, respectively. The services provided by the Administrator and the basis of the fees payable to the Administrator for the 1994 and 1995 fiscal years are described in the Portfolios' Prospectuses.

                             PERFORMANCE CALCULATIONS

PERFORMANCE

     The Fund may from time to time quote various performance figures to illustrate past performance of each class of the Fund's Portfolios.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the Commission. Total return quotations used by each class of the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Fund to compute or express performance follows.

TOTAL RETURN

     The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Sirach Strategic Balanced, Growth and Special Equity Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

     The average annual total rates of return of the Institutional Class Shares of the Sirach Special Equity Portfolio from inception and for the one and five year periods ended on the date of the Financial Statements included herein and the average annual total rates of return of the Institutional Class Shares of the Sirach Fixed Income, Sirach Growth, Sirach Short-Term Reserves and Sirach Strategic Balanced Portfolios from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:



                                                                          Since Inception
                                                                           Through Year
                                     One Year Ended    Five Years Ended        Ended           Inception
                                    October 31, 1995   October 31, 1995   October 31, 1995      Date
                                    ----------------  ------------------  -----------------  -------------
Sirach Special Equity Portfolio          25.31%            22.75%              15.73%           10/2/89
Sirach Fixed Income Portfolio            14.75%              --                 5.00%           12/1/93
Sirach Growth Portfolio                  19.33%              --                 8.18%           12/1/93
Sirach Short-Term Reserves Portfolio      5.83%              --                 4.73%           12/1/93
Sirach Strategic Balanced Portfolio      19.10%              --                 7.14%           12/1/93


     These figures are calculated according to the following formula:

              n
     P (1 + T)  = ERV

where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     Service Class Shares of the Sirach Strategic Balanced, Growth and Special Equity Portfolios were not offered as of October 31, 1995. Accordingly, no total return figures are available.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

     (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) S&P Midcap 400 Index - consists of 400 domestic stocks chosen for market size (medium market capitalization of $993 million as of February 1995), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

     (d) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (f) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (h) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (i) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (j) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (k) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage passthrough securities.

     (l) Lehman Brothers Government/Corporate Index - is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income

     (m) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (n) Lehman Brothers Intermediate Government/Corporate Index - is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (o) Salomon Brothers 3-Month Treasury Bill Index - is a return equivalent of yield averages of the last three 3-Month Treasury Bill issues.

     (p) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

     (r) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (t)  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc.
          - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     (u) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     (v) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest,
          Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

     (w) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (x)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates
          - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (y) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

     (z) Lehman Brothers Aggregate Index - is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index.
          It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

    (aa) S&P Midcap 400 - is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million.

    (bb) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                            GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to UAM Funds, Inc. The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at he UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

     Both classes of shares of a Portfolio, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

      As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes.
Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

     The Financial Statements of the Institutional Class Shares of the Sirach Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number: 0000950109-96-000061), are incorporated by reference.

               APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS



I.  DESCRIPTION OF RATINGS FOR CORPORATE BOND AND PREFERRED SECURITIES

     Excerpts from Moody's Investor Service ("Moody's") description of its highest bond ratings: Aaa - judged to be the highest quality; carry the smallest degree of investment risk: Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB - regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

     Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance;
(4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

SAMI
PREFERRED STOCK
INCOME PORTFOLIO
INSTITUTIONAL CLASS SHARES         UAM FUNDS

                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983

SPECTRUM
---------------------------------------------------------------------
ASSET MANAGEMENT, INC. - INVESTMENT ADVISER
FOUR HIGH RIDGE PARK - STAMFORD, CT 06905
(203) 322-0189

                                   PROSPECTUS
                               FEBRUARY 29, 1996


INVESTMENT OBJECTIVE


    UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open-end, management investment company known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and investment policies. Several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares. The SAMI Preferred Stock Income Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Spectrum Asset Management, Inc.


    SAMI PREFERRED STOCK INCOME PORTFOLIO. THE OBJECTIVE OF THE PORTFOLIO IS TO PROVIDE A HIGH LEVEL OF DIVIDEND INCOME CONSISTENT WITH CAPITAL PRESERVATION. TO ACHIEVE ITS OBJECTIVE, THE PORTFOLIO WILL INVEST PRIMARILY IN A DIVERSIFIED PORTFOLIO OF FIXED-DIVIDEND UTILITY PREFERRED SECURITIES COMBINED WITH A CONSTANT CROSS-HEDGE USING U.S. GOVERNMENT SECURITIES FUTURES. IN ADDITION, THE PORTFOLIO'S INVESTMENT ADVISER INTENDS TO MANAGE THE PORTFOLIO TO MAXIMIZE INCOME QUALIFYING FOR THE DIVIDENDS RECEIVED DEDUCTION UNDER THE INTERNAL REVENUE CODE OF 1986.

    There can be no assurance that the Portfolio will meet its stated objective. A discussion of the risks of investing in the Portfolio, including those of the use of futures, is included in this Prospectus.

ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THIS  SECURITY  HAS NOT  BEEN APPROVED  OR DISAPPROVED  BY THE  SECURITIES AND
  EXCHANGE COMMISSION  OR  ANY  STATE SECURITIES  COMMISSION,  NOR  HAS  THE
    SECURITIES  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION  TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES


    The following table illustrates expenses and fees that a shareholder of the SAMI Preferred Stock Income Portfolio will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.


                        SHAREHOLDER TRANSACTION EXPENSES

                                                         SAMI PREFERRED
                                                     STOCK INCOME PORTFOLIO
                                                    -------------------------
Sales Load Imposed on Purchases...................            NONE
Sales Load Imposed on Reinvested Dividends........            NONE
Deferred Sales Load...............................            NONE
Redemption Fees...................................            NONE
Exchange Fees.....................................            NONE


                      ANNUAL PORTFOLIO OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                         SAMI PREFERRED
                                                     STOCK INCOME PORTFOLIO
                                                    -------------------------
Investment Advisory Fees..........................            0.70%
Administrative Fees...............................            0.14%
12b-1 Fees........................................            NONE
Distribution Costs................................            NONE
Other Expenses....................................            0.14%
                                                    -------------------------
Total Operating Expenses..........................           0.98%*
                                                             ------
                                                             ------


------------

*The annualized Total Operating Expenses excludes the effect of expense offsets.
 If expense offsets were included, annualized Total Operating Expenses of the Portfolio would not significantly differ.



    The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Portfolio will bear directly or indirectly. The expenses and fees set forth above are based on the Portfolio's operations during the fiscal year ended October 31, 1995.



    The Adviser has voluntarily agreed to waive its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Portfolio, if necessary, in order to reduce the Portfolio's expense ratio. As of the date of this Prospectus, the Adviser has agreed to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.99% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio.


    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolio charges no redemption fees of any kind.


                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                               ------   -------   -------   --------
SAMI Preferred Stock Income Portfolio........   $10       $31       $54       $120


    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

     THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION APPEARING IN THE BODY OF THIS PROSPECTUS. CROSS-REFERENCES IN THIS SUMMARY ARE TO HEADINGS IN THE BODY OF THE PROSPECTUS.


INVESTMENT OBJECTIVE:               High level of dividend income consistent with capital
                                    preservation. See "Investment Objective."

PRINCIPAL INVESTMENTS:              Fixed-dividend utility preferred securities; combined
                                    with a cross-hedge  using U.S. Government  securities
                                    futures and options. See "Investment Objective."

KEY POLICIES:                       Diversified   portfolio;   concentrates   in  utility
                                    stocks; seeks to maximize  income qualifying for  the
                                    dividends   received  deduction  under  the  Internal
                                    Revenue Code of 1986. See "Investment Objective"  and
                                    "Investment Policies."

INVESTOR SUITABILITY:               Corporate investors seeking a high level of dividends
                                    received    deduction    qualified    income;   other
                                    substantial investors such as non-profit
                                    corporations, foundations, endowments, pension  plans
                                    or  individuals  looking  to  achieve  returns  above
                                    average money market rates.

INVESTMENT ADVISER:                 Spectrum Asset Management,  Inc. (the "Adviser"),  an
                                    investment  counseling  firm  founded  in  1987;  the
                                    Adviser presently manages over $750 million in assets
                                    for institutions, pension  plans and endowments.  See
                                    "Investment Adviser."

SHARES AVAILABLE THROUGH:           Spectrum  Asset Management, Inc., a selling dealer or
                                    the Fund. See "Purchase of Shares."

COMMISSION:                         No-Load

DIVIDENDS AND DISTRIBUTIONS:        Pays  dividends   from  available   income   monthly;
                                    distributes available capital gains annually.

REINVESTMENT:                       Distributions  will  be  reinvested  in  Fund  shares
                                    automatically, unless an  investor elects to  receive
                                    cash distributions.

INITIAL PURCHASE:                   $2,500 minimum

SUBSEQUENT PURCHASES:               $100 minimum

REDEMPTIONS:                        Available  anytime, without cost,  at the Portfolio's
                                    net asset value  next determined after  receipt of  a
                                    redemption  request. The Portfolio's share price will
                                    fluctuate  with  market   and  economic   conditions.
                                    Therefore,  your investment may be worth more or less
                                    when redeemed than when purchased. See "Redemption of
                                    Shares."

RISK FACTORS:                       As a mutual fund  investing principally in  preferred
                                    securities,  the  Portfolio is  subject  primarily to
                                    four types of risk: market risk, interest rate  risk,
                                    utilities   industry  risk,  and   manager  risk.  In
                                    addition, the  Portfolio uses  futures contracts  and
                                    options   for  hedging  purposes,  which  may  entail
                                    certain specialized risks. See "Risk Factors."

                              FINANCIAL HIGHLIGHTS


     The following table provides selected per share data and ratios for a share of the SAMI Preferred Stock Income Portfolio outstanding throughout the periods presented and is part of the Portfolio's Financial Statements which are included in the Portfolio's 1995 Annual Report to Shareholders and incorporated by reference into the Portfolio's Statement of Additional Information. The Portfolio's Financial Statements have been examined by Price Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference into the Portfolio's Statement of Additional Information. The following information should be read in conjunction with the Portfolio's 1995 Annual Report to Shareholders.



                                JUNE 23**, 1992        YEARS ENDED OCTOBER 31,
                                TO OCTOBER 31,    ---------------------------------
                                     1992            1993        1994       1995
                                ---------------   ----------   --------   ---------
Net Asset Value, Beginning of
 Period.......................    $ 10.00         $ 10.09      $  9.98    $  9.29
                                  -------         ----------   --------   ---------
Income From Investment
 Operations
    Net Investment Income.....       0.14+           0.60+        0.60       0.67
    Net Realized and
     Unrealized Gain (Loss)...       0.03           (0.07)       (0.71)     (0.08)
                                  -------         ----------   --------   ---------
    Total from Investment
     Operations...............       0.17            0.53        (0.11)      0.59
                                  -------         ----------   --------   ---------
Distributions
    Net Investment Income.....      (0.08)          (0.61)       (0.58)     (0.67)
    In Excess of Net Realized
     Gain.....................     --               (0.03)       --         --
                                  -------         ----------   --------   ---------
    Total Distributions.......      (0.08)          (0.64)       (0.58)     (0.67)
                                  -------         ----------   --------   ---------
Net Asset Value, End of
 Period.......................    $ 10.09         $  9.98      $  9.29    $  9.21
                                  -------         ----------   --------   ---------
                                  -------         ----------   --------   ---------
Total Return..................       1.70%++         5.47%++     (1.15)%     6.67%
                                  -------         ----------   --------   ---------
                                  -------         ----------   --------   ---------
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands)..................    $23,904         $49,671      $91,221    $33,789
Ratio of Expenses to Average
 Net Assets...................       0.97%*+         0.82%+       0.89%      0.98%#
Ratio of Net Investment Income
 to Average Net Assets........       6.36%*+         6.10%+       6.45%      7.03%
Portfolio Turnover Rate.......         16%            144%          65%        44%


 --------------


    *  Annualized

   **  Commencement of Operations.

    + Net of voluntarily waived fees and reimbursed expenses for periods ended October 31, 1992 and October 31, 1993 of $0.02 and $0.01 per share, respectively.

   ++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

    # The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

                            PERFORMANCE CALCULATIONS

    The Portfolio may advertise or quote yield data from time to time. The yield of the Portfolio is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

    The Portfolio may advertise or quote total return data. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio during the period are reinvested in Portfolio shares. The largest component of the Portfolio's total rate of return will be dividend income. Net capital gains or losses should be minimal as a result of the cross-hedging techniques employed by the Adviser.

    The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                              INVESTMENT OBJECTIVE

    SAMI PREFERRED STOCK INCOME PORTFOLIO. The objective of the Portfolio is to provide a high level of current dividend income consistent with capital preservation. The Portfolio's Adviser intends to manage the Portfolio to maximize income qualifying for the dividends received deduction under the
Internal Revenue Code of 1986, as amended (the "Code"). In seeking its objective, the Portfolio will invest primarily in a professionally managed, diversified portfolio of investment grade, fixed-dividend utility preferred securities which will be hedged with U.S. Government securities futures to minimize capital fluctuations of the Portfolio caused by interest rate movements. The Portfolio's objective is fundamental and may be changed only upon approval by vote of the holders of the majority of the Portfolio's shares. Of course, there can be no assurance that the Portfolio will achieve its objective.


    The utilities industry includes companies engaged in the manufacture, production, generation, transmission and sale of gas and electric energy. It also includes issuers engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public benefit.


    Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

                              INVESTMENT POLICIES


    Spectrum Asset Management, Inc., the Adviser, seeks to achieve the Portfolio's objective by investing primarily in investment grade, fixed-dividend utility preferred securities of varying maturities. Investment grade preferred stocks are generally considered to be those having a rating of at least "Baa3" or higher by Moody's Investors Service, Inc. ("Moody's") or "BBB-" by Standard & Poor's Corporation ("S&P"). Although bonds rated Baa3 or BBB- may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. As a matter of operating policy, the Adviser will invest at least 60% of the Portfolio's assets in securities rated A or better by at least one rating agency. In the event of a downgrade of the rating to below investment grade of a stock held in the Portfolio, the Adviser will attempt to liquidate the particular issue within a 90 day period. The Portfolio will NOT invest in preferred stocks of banks, utilities securities that have a bond rating below investment grade, convertible preferred securities, or any type of common stock.



    In selecting specific preferred stock issues, the Adviser will consider not only current yield but all variables that would affect the value of a security (i.e., sinking fund provisions, call features, redemption characteristics and credit quality). The Adviser will also carefully analyze the underlying fundamentals of the issuer, with particular emphasis on interest and dividend coverage, the utility customer mix, regulatory climate, energy sources, quality of management, non-utility diversification, if any, and construction expenditures relative to internal cash generation. While the investment philosophy of the Adviser is primarily one of buy and hold, the Adviser will seek to optimize total returns by trading the Portfolio when it believes market, economic or other conditions make it advantageous to do so, for example, by taking advantage of market or pricing inefficiencies of certain securities to improve dividend income without eroding capital. At the time this prospectus was prepared, the Adviser attempted to structure the Portfolio to take maximum advantage of potential spread tightening due to the increasing scarcity value of dividend received deduction ("DRD") qualifying preferred stock. As new preferred types of securities have been developed, the supply of traditional DRD preferred securities has decreased. In addition, the Adviser is focusing on issues either trading at a discount with strong call protection or with attractive yields to call.



    PREFERRED SECURITIES. The Adviser will invest at least 65% of the Portfolio's total assets in fixed-dividend utility preferred stocks. The Adviser may also invest a portion of the Portfolio's assets in utility adjustable-rate preferred stocks, perpetual preferred stock and private placement fixed-dividend sinking fund preferred stock. Adjustable rate preferred stock is preferred stock that has a dividend rate which is adjusted periodically, typically every three months, to reflect changes in the general level of interest rates. The dividend rate on an adjustable rate preferred stock is determined by applying an adjustment formula, established at the time the stock is issued, which generally involves a fixed relationship to rates on specific classes of debt securities issued by the U.S. Treasury, with limits on the minimum and maximum dividend rates that may be paid. Sinking fund preferred stock provides for the issuer to redeem the outstanding preferred stock according to a predetermined schedule. Perpetual preferred securities have no sinking fund or maturity features, but include a call feature. In order to maintain liquidity of the Portfolio, the Adviser, at its discretion, may from time to time invest a portion of the Portfolio's assets in U.S. Treasury bills or similar short-term instruments. (See "Short-Term Investments.") Under normal conditions, short-term investments may comprise up to 35% of the Portfolio's total assets. For temporary defensive purposes, when economic, market or other conditions so warrant, the Adviser may invest up to all of the Portfolio's total assets in short-term investments. Of course, in such a situation, income dividends paid by the Portfolio qualifying for the dividends received deduction would be greatly reduced.



    CROSS-HEDGING STRATEGY. The Adviser does not make interest rate projections and seeks to preserve capital by implementing and maintaining a constant cross-hedge. The Portfolio's preferred and fixed income securities investments are subject to market fluctuation based largely, but not exclusively on the securities' sensitivity to changes in interest rates. By maintaining a hedge consisting of U.S. Government futures contracts, options on such futures contracts, and options, the Adviser seeks to reduce interest rate related risk. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a security or financial instrument, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security or futures contract.


    The Adviser implements the cross-hedge strategy by monitoring the correlation between the preferred and fixed income securities and the U.S. Government futures and options markets. Depending upon the Adviser's analysis, futures and options can be used in a variety of ways. A typical use is to establish a short position in Government futures contracts or options to offset the principal fluctuations of the preferred stock portfolio caused by interest rate movements. This strategy enables the Adviser to invest across the yield curve, realizing higher dividend yields, while managing interest rate volatility. The formula used by the Adviser to analyze and guide its hedging investments is derived by evaluating the history of price movements in both the preferred stock, fixed income and U.S. Government securities, futures and options markets. The Adviser uses sophisticated quantitative analytical techniques, including regression analyses and price volatility analyses, to create the necessary statistical data to monitor and adjust the hedging investments. Naturally, historical price movements may bear no relationship to future price movements.



    The Portfolio's preferred and fixed income securities portfolio and its futures and options positions are intended to produce offsetting capital gains and losses as interest rates change. As the goal is to achieve a netting effect of capital gains and losses, the Portfolio's rate of return will be primarily dividend income. The hedging positions that the Portfolio expects to hold normally appreciate in value when interest rates rise. If any gain on these instruments were realized and used by the Portfolio to acquire additional preferred stocks, an increase in the Portfolio's dividend income would result. Conversely, should interest rates decline, these hedging positions would be expected to decline in value and, if necessary, the sale of some of the Portfolio's holdings of preferred stocks to finance hedge losses would cause a decrease in the Portfolio's dividend income. Thus, the successful use of hedging transactions, combined with the fact that dividend rates on fixed rate preferred stocks do not change in response to changes in interest rates, should make the Portfolio's income from the Portfolio's fixed rate preferred stocks increase in rising interest rate environments while being relatively resistant to the impact of significant declines in interest rates. The Portfolio's use of hedging instruments and the availability of gains for investment in additional shares of preferred stock may be limited by the restrictions and distribution requirements imposed on the Portfolio in connection with its qualification as a regulated investment company under the Code. See "Dividends, Capital Gains Distributions and Taxes." The Adviser does not believe that these restrictions and requirements will materially adversely affect the management of the Portfolio or the ability of the Portfolio to achieve its investment objective.



    The Portfolio may enter into futures and options contracts provided that not more than 5% of the Portfolio's assets are at the time of acquisition required as margin deposits or premiums to secure obligations under such contracts. The primary risks associated with the use of futures and options are (1) imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures and options relating to the stocks or bonds purchased or sold by the Portfolio; and (2) possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position which could have an adverse impact on the Portfolio's ability to hedge. In the opinion of the Directors, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market. For additional information regarding futures and options contracts, see the Statement of Additional Information.


    The development of hedging techniques and the management of individual portfolios for institutions have given the Adviser substantial experience in carrying out this investment strategy. The Adviser will replicate the basic concepts of its proven strategy in managing the Portfolio.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    From time to time, the Portfolio may invest a portion of its assets in the following money market instruments, consistent with the Portfolio's investment policies as set forth above.

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio.

    Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

    The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio;

(2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

(3) Short-term corporate obligations rated A or better by Moody's or by S&P;

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    Strictly to facilitate investment of the Portfolio's available cash in an affiliated money market portfolio, as described below, and as permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS

    The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments." In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than
(1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether the Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day ("overnight repo") or for a fixed term ("term repo"). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Adviser acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.

SECURITIES LENDING


    The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.


    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

PORTFOLIO TURNOVER

    Generally, the Portfolio will not trade in securities for short-term profits, but, when circumstances warrant, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. A rate of turnover of 100% would occur, for example, if all the securities held by the Portfolio were replaced within a period of one year. The Portfolio will normally not engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover ratios.

    High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Portfolio. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Dividends, Capital Gains Distributions and Taxes" for more information on taxation.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

    The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe the settlement of a securities transaction in the secondary market, which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. The Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolio may earn income on securities it has deposited in a segregated account. The Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction; however, the Portfolio does not receive income on such investments until actual issuance of the securities. When the Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and NOT for the purposes of investment leverage, which otherwise could make a portfolio's net asset value more volatile.


    Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a "majority of the outstanding voting securities of the Portfolio," as defined in the 1940 Act.

                                  RISK FACTORS


    The Portfolio's Adviser intends to hedge a major portion of the Portfolio's preferred and fixed income securities investments through the use of derivatives including futures contracts, options on futures contracts and options on U.S. Government securities to substantially reduce the price volatility of the Portfolio generally due to interest rate changes.



    The Adviser has successfully operated an investment program similar to the Portfolio's for its individual institutional clients since its inception in 1987. It should be emphasized that a portfolio of preferred stocks hedged with U.S. Government securities futures and options is a "cross" hedge and not a "perfect" hedge, and, therefore, an absolute correlation does not exist between the price volatility of the portfolio of preferred securities and the hedging instruments. Preferred securities prices may change more or less rapidly than bond or note futures prices causing a distortion in the price relationship. This is referred to as "basis risk". The hedge formula to be used will depend primarily on the correlation between each underlying investment and the appropriate U.S. Government securities futures and options. The Adviser will continuously analyze a variety of factors including average investment rates, premium and discount prices of the preferred stocks, the underlying credits of the issuer, as well as market volatility and basis risk. Accordingly, in light of the attendant risks, the use of futures and options might result in a poorer overall performance for the Portfolio than if it had not engaged in such transactions.



    Prospective investors should also consider two other factors that could affect the rate of return of the Portfolio. By concentrating its investments in the utilities industry, the Portfolio is exposed to changes in and possible adverse economic and industry conditions over time, including e.g., changes in government regulations, resource depletion, changing technologies, and credit market constraints. Also, during the past few years, the U.S. Congress has proposed and enacted legislation designed to reduce or eliminate the dividends received deduction, as a result of which the deduction has declined from 85% in 1986 to its current level of 70%. There can be no guarantee that future Congressional action would not further reduce the dividends received deduction, which could adversely affect the value of the Portfolio's holdings of preferred securities.



    Prospective investors in the Portfolio should also consider the following factors: (1) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction. See "Repurchase Agreements." (2) The Portfolio may purchase securities on a when-issued basis. Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio. See "When-Issued, Forward Delivery and Delayed Settlement Securities." (3) The Portfolio may lend its investment securities which entails a risk of loss should the borrower fail financially. See "Securities Lending."

                             INVESTMENT LIMITATIONS



    The Portfolio has adopted certain limitations designed to reduce its exposure to specific situations. Some of these limitations are that the Portfolio will not:



    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);



    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    (c) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors or parent companies) a continuous operating history of less than 3 years;



    (d) make loans except (i) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of a Portfolio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;



    (e) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and purchase additional securities when the Portfolio's borrowings exceed 5% of its total gross assets; and



    (f) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.


                             INVESTMENT SUITABILITY

    The Portfolio will be managed so as to maximize dividend income that qualifies for the 70% dividends received deduction under the Code. Accordingly, the majority of investors are expected to be corporations that are federal taxpayers looking to enhance after-tax income on a portion of their investment portfolios.

    Non-taxable entities such as corporations that are not in a federally taxable income situation, pension plans, endowments or individuals looking to achieve above average money market rates on their investment portfolios, might also consider the Portfolio. For these investors, the 70% dividends received deduction would not apply, and they should view the Portfolio's dividend income simply as a component of its total rate of return. The Portfolio is also suitable for individual tax-deferred retirement plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers.

                               PURCHASE OF SHARES


    Shares of the Portfolio may be purchased without sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "Valuation of Shares.") The minimum initial investment required is $2,500, with certain exceptions as may be determined from time to time by the officers of the Fund. Generally, purchases should be made through Spectrum Asset Management, Inc., which is a selling dealer in addition to being the Portfolio's Adviser. Purchases may also be made directly through the UAM Funds Service Center or UAM Fund Distributors, Inc. (the "Distributor").


INITIAL INVESTMENTS BY MAIL


    An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check payable to "UAM FUNDS, INC.", to:



                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy of the Account Registration Form (manually signed) must be delivered to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                          Boston, Massachusetts 02110



    NOTE: If purchases are made through Spectrum Asset Management, Inc., the appropriate copies automatically will be forwarded to UAM Fund Distributors, Inc..


    Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund.

INITIAL INVESTMENTS BY WIRE

    Shares of the Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

        (a) Telephone the Fund's Transfer Agent (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the Portfolio selected, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number will then be provided to you;

        (b) Instruct your bank to wire the specified amount to the Fund's Custodian;


                                The Bank of New York
                                 New York, NY 10286
                                  ABA #0210-0023-8
                               DDA Acct. #001-44-896
                               F/B/O UAM Funds, Inc.
                     Ref: SAMI Preferred Stock Income Portfolio

                           Your Account Number _________
                            Your Account Name _________

        (c) A completed Account Registration Form must be forwarded to the UAM Funds Service Center and UAM Fund Distributors, Inc. at the addresses shown above as soon as possible. For wire purchases arranged through Spectrum Asset Management, Inc., properly completed Account Registration Forms may be submitted through Spectrum. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment $100) by purchasing shares at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM FUNDS, INC.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, and the Portfolio to be purchased are specified on the check or wire to insure proper crediting to your account.



    In order to insure that your wire orders are invested promptly, you are requested to notify the UAM Funds Service Center (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


OTHER PURCHASE INFORMATION

    The purchase price of the shares of the Portfolio is the net asset value next determined after the order and payment is received. (See "Valuation of Shares.") An order received prior to the close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

    Purchases of shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


    Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their service agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.


    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

                              REDEMPTION OF SHARES

    Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

    The Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order". Your request should be addressed to:


                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                        Boston, Massachusetts 02208-2798


    "Good order" means that the request to redeem shares must include the following documentation:

    (a) The stock certificates, if issued:

    (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c)  Any required  signature guarantees (see  "Signature Guarantees" below);
       and

    (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should call the UAM Funds Service Center.


SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


    To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Institutional Class Shares of the SAMI Preferred Stock Income Portfolio may be exchanged for Institutional Class Shares of the Enhanced Monthly Income Portfolio, which is also managed by Spectrum Asset Management, Inc. In addition, Institutional Class Shares of the SAMI Preferred Stock Income Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds-- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.


    Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.


    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telephone instructions, see "Redemption of Shares--By Telephone" above.

    For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person by writing to the UAM Funds Service Center, at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "Redemption of Shares" for a definition of "good order.")


                              VALUATION OF SHARES


    The net asset value of the Portfolio is determined by dividing the sum of the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.



    Fixed income securities and most fixed-dividend preferred securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market. The securities may be valued based on a matrix system which considers such factors as security prices, yields and maturities. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Directors.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Net capital gains or losses should be minimal as a result of the cross-hedging techniques used by the Portfolio. The Portfolio will normally distribute substantially all of its available net investment income to shareholders in the form of monthly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains with the last dividend for the fiscal year.

    Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    The Portfolio's dividend and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    The Portfolio intends to qualify each year as a "regulated investment company" under the Code, and if it qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. Dividends, either in cash or reinvested in shares, paid by the Portfolio from net investment income will be taxable to shareholders as ordinary income and will generally qualify in part for the 70% dividends received deduction for corporations, but the portion of the dividends so qualified depends on the ratio of the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources to the total taxable income of the Portfolio, exclusive of long-term capital gains.

    In order to qualify for the corporate dividends received deduction, corporate shareholders must satisfy certain holding period requirements for the Portfolio's shares. Specifically, the deduction is only permitted when the Portfolio's shares have been held for A MINIMUM OF 46 days. The holding period requirements apply to each block of Portfolio shares acquired including each block of shares received in payment of the Portfolio's monthly dividends. Unless shareholders specifically account for and identify the shares purchased or redeemed for holding period purposes, tax regulations currently require investors to use a first-in, first-out approach to track purchases and sales. Corporate investors are advised to consult with their tax advisers on their eligibility for the dividends received deduction.

    Whether paid in cash or additional shares of the Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by the Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    Redemptions of shares in the Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

    The Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, the Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in October, November, or December to shareholders of record in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31st of such calendar year, provided that the dividends are paid before February 1 of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS taxpayer identification regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding, or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Portfolio. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER


    Spectrum Asset Management, Inc. (the "Adviser") is a Connecticut corporation formed in 1987 and is located at Four High Ridge Park, Stamford, CT 06905. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to corporations, pension plans, and endowments. As of the date of this Prospectus, the Adviser had in excess of $750 million in assets under management. Since its inception, the Adviser has concentrated its advisory services in the management of diversified portfolios of fixed-dividend, preferred stocks for its clients. Most portfolios have been hedged with U.S. Government securities futures and options to minimize principal fluctuations of the portfolios caused by interest rate changes.


    The Adviser is registered as a broker-dealer and investment adviser with the Commission and is a member firm of the National Association of Securities Dealers, Inc. The Adviser is also registered with the Commodity Futures Trading Commission and the National Futures Association and operates as a commodity trading adviser and introducing broker.

    Under an Investment Advisory Agreement (the "Agreement") with the Fund, dated as of May 18, 1992, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolio and to place purchase and sale orders for the Portfolio's investments.

    As compensation for the services rendered by the Adviser under the Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 0.70%.


    The Adviser has voluntarily agreed to waive its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Portfolio, if necessary, in order to reduce the Portfolio's expense ratio. As of the date of this Prospectus, the Adviser has agreed to keep the Portfolio's total annual operating expenses from exceeding 0.99% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio.



    The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers.

PROFESSIONAL STAFF

    All members of the Adviser's Professional Staff must have at minimum a bachelor's degree from a duly accredited institution of higher education and must, within a reasonable period of time from employment, receive passing grades on the following exams:

1. General Securities Representative.............................  Series 7
2. Commodity Futures Associated Person--NFA......................  Series 3
3. Uniform Securities Agent (Blue Sky Law).......................  Series 63

Below is a list of the professional staff of the Adviser.

    SCOTT T. FLEMING--Chairman of the Board of Directors, Chief Financial Officer, and one of the principals of Spectrum Asset Management, Inc. Mr. Fleming was a Director and Principal of DBL Preferred Management, Inc., a wholly-owned subsidiary of Drexel Burnham Lambert, Inc. Prior to joining DBL, Mr. Fleming was a financial analyst with EG&G, Inc., where he was responsible for all outside money managers as well as managing a significant Adjustable Rate Preferred Stock portfolio. He is currently licensed as a Financial/Operations Principal (Series 27), a General Securities Principal (Series 24), Securities Registered Representative (Series 7), Blue Sky Law (Series 63), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. M.B.A. Finance, Babson College, B.S. Accounting, Bentley College.

    MARK A. LIEB--Director, President, Chief Executive Officer, and one of the principals of Spectrum Asset Management, Inc.; Director of the parent company, United Asset Management Corporation. Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. He was instrumental in the formation, continual development and execution of all aspects of the subsidiary including portfolio management. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. He is a licensed Securities Representative (Series 7), Blue Sky Law (Series 63), General Securities Principal (Series 24), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. M.B.A. Finance, University of Hartford; B.A. Economics, Central Connecticut State College.


    BERNARD M. SUSSMAN--Senior Vice President. Prior to joining Spectrum, Mr. Sussman was with Goldman Sachs & Co. for over 17 years. Mr. Sussman was a General Partner from 1990 to 1994, and managed their Preferred Stock Department. He was responsible for all sales and trading of fixed and adjustable rate preferred stocks, auction preferreds, and all other preferred products. Mr. Sussman coordinated Goldman Sachs & Co.'s effort through preferred specialists, including the general sales force. Additionally, Mr. Sussman interacted with the corporate finance department in developing and marketing new issues. Mr. Sussman continues to be a Limited Partner of Goldman Sachs & Co. He is a licensed Securities Representative (Series 7), Blue Sky Law (Series 63) and General Securities Principal (Series 24) with Spectrum Asset Management, Inc., CTA M.B.A. Finance and B.S. Industrial Relations, Cornell University.


    L. PHILLIP JACOBY, IV--Vice President--Portfolio Management. Prior to joining Spectrum Asset Management, Inc., Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a significant preferred stock portfolio and Vice President, Institutional Sales at E.F. Hutton, Inc. He is a licensed General Securities Representative (Series 7), a General Securities Principal (Series 24), a Municipal Securities Principal (Series 53). B.S.B.A., Finance, Boston University.

    PATRICK G. HURLEY--Hedge Manager. Mr. Hurley came to Spectrum Asset Management, Inc. from James Money Management, Inc. where he served as a Government Securities Trader and Computer Specialist. Prior to joining James, Mr. Hurley was with Oppenheimer & Co., Inc. where he held positions as an Assistant Trader -- Fixed Income and Programmer/Analyst. In both positions at Oppenheimer, he was an integral part of the fixed income arbitrage group which concentrated on the hedged trading of U.S. Treasury Bond and Note Futures. He is currently a licensed General Securities Representative (Series 7), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. B.S. Electrical Engineering (Computer Concentration), University of Notre Dame.

    JEAN M. ORLANDO--Assistant Vice President--Controller. Ms. Orlando came to Spectrum Asset Management, Inc. from DBL Preferred Management, Inc. where she was operations manager. Prior to joining DBL Preferred Management, Ms. Orlando was employed by Drexel Burnham Lambert, Inc. where she acted as supervisor of a private commodity trading operation. She is currently licensed as a Securities Registered Representative (Series 7), Blue Sky Law (Series 63) and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. B.B.A. Public Accounting with honors, Baruch College.

    MELISSA D. COPE--Technical Analyst--Special Projects. Ms. Cope came to Spectrum Asset Management, Inc. from Mount Holyoke College where she spent two years of her undergraduate career as a Computer Consultant. Prior to that, Ms. Cope was a Database Consultant at Scanline Office Interiors in Honolulu, Hawaii. Other prior work experience includes administrative and programming positions at Hawaiian Telephone and Hawaiian Electric. She is currently licensed as a Securities Registered Representative (Series 7) and Blue Sky Law (Series 63). A.B. Psychology with honors, Mount Holyoke College.

    LESLIE SWEEM--Account Executive. Prior to her association with Spectrum Asset Management, Inc., Ms. Sweem was a top Preferred Stock Specialist with Salomon Brothers Inc. in New York. Prior to joining Salomon Brothers Inc., she was an Assistant Vice President at Republic Bank Dallas where she was a Fortune 1000 lending officer. She is currently licensed as a Securities Registered Representative (Series 7), Blue Sky Law (Series 63) and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. B.S. Business Administration, Kansas University.


    TAMARA S. CROUSE--Compliance Manager and Office Manager. Ms. Crouse came to Spectrum Asset Management, Inc. from Saugatuck Associates, a venture capital firm, where she served as an Assistant (August 1992 to January 1994). Prior to Saugatuck Associates, Ms. Crouse was employed by Service Corporation International where she served as a Marketing Assistant and Financial Analyst (August 1989 to August 1992). She is currently licensed as a Securities Representative (Series 7), Blue Sky Law (Series 63) and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. M.B.A. Finance, University of Bridgeport; B.S. Geology (Concentration in Chemistry), State College of New York at Oneonta.


    NANCY KRUG DRAY--Part-Time Compliance Officer and Assistant to Portfolio Manager. Ms. Dray came to Spectrum Asset Management, Inc. in July 1987. From July 1987 through May 1989, Ms. Dray was Assistant Vice President -- Trading for Spectrum Asset Management, Inc. She is currently licensed as a Securities Representative (Series 7), Blue Sky Law (Series 63), Municipal Securities Principal (Series 53), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. B.S., Plattsburgh State University.


    Scott Fleming, Mark Lieb, Bernard Sussman, L. Phillip Jacoby, IV and Patrick Hurley are primarily responsible for the day-to-day investment management of the Portfolio. Scott Fleming and Mark Lieb have been primarily responsible since its commencement of operations. Bernard Sussman, L. Phillip Jacoby, IV and Patrick Hurley have been responsible since April 1995, January 1995 and May 1994, respectively.


                            ADMINISTRATIVE SERVICES


    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement dated as of December 16, 1991. The services provided under this Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under Federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Fund Administration Agreement, as amended February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.08 of 1% of the aggregate assets in excess of $1 billion but less than $3 billion, plus
0.06 of 1% of the aggregate assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which rises from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the SAMI Preferred Stock Income Portfolio. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to stockholders. Shares of the Portfolio are also sold through the Adviser's brokerage division pursuant to a selling-dealer agreement with the Distributor. The Adviser does not receive any compensation under the Agreement.


                             PORTFOLIO TRANSACTIONS

    The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. The Adviser may use its own brokerage facilities under procedures designed to ensure that the charges for the transactions do not exceed usual and customary levels. Such transactions and the procedures are supervised by the Fund's Board of Directors.

    The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.


    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.


    Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently the Fund is offering shares of 30 Portfolios. The Board of Directors may create additional Portfolios and classes of shares of the Fund in the future at its discretion.



    The shares of each Portfolio of the Fund are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. As of January 31, 1996, Kansas City Power & Light Company, Kansas City, MO held of record 27% of the outstanding shares of the Portfolio. Also, as of January 31, 1996, Amsouth Bank, N.A., Trustee for Drummond Co. Revised Pension Plan, Birmingham, AL held of record 33% and
Continental Trust  Company,  Trustee  for  the Sisters  of  St.  Francis  Health
Services Inc. Retirement Trust, Chicago, IL held of record 28% of the outstanding shares of the SAMI Preferred Stock Income Portfolio Institutional Class Shares for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*                   Director  and Executive  Vice President  of the Fund;
1133 Avenue of the Americas           President of  Regis Retirement  Plan Services,  since
New York, NY 10036                    1993;  Former  President  of  UAM  Fund Distributors,
                                      Inc.; Formerly responsible  for Defined  Contribution
                                      Plan   Services  at  a   division  of  the  Equitable
                                      Companies, Dreyfus Corporation and Merrill Lynch.
JOHN T. BENNETT, JR.                  Director of the Fund;  President of Squam  Investment
College Road--RFD 3                   Management  Company, Inc. and Great Island Investment
Meredith, NH 03253                    Company,  Inc.;  President   of  Bennett   Management
                                      Company from 1988 to 1993.
J. EDWARD DAY                         Director   of  the  Fund;   Retired  Partner  in  the
5804 Brookside Drive                  Washington office of the  law firm Squire, Sanders  &
Chevy Chase, MD 20815                 Dempsey; Director, Medical Mutual Liability Insurance
                                      Society   of  Maryland;  Formerly,  Chairman  of  The
                                      Montgomery County, Maryland, Revenue Authority.
PHILIP D. ENGLISH                     Director of the Fund;  President and Chief  Executive
16 West Madison Street                Officer  of Broventure Company, Inc.; Chairman of the
Baltimore, MD 21201                   Board of Chektec  Corporation, and Cyber  Scientific,
                                      Inc.
WILLIAM A. HUMENUK                    Director  of  the Fund;  Partner in  the Philadelphia
4000 Bell Atlantic Tower              office of  the  law  firm  Dechert  Price  &  Rhoads;
1717 Arch Street                      Director, Hofler Corp.
Philadelphia, PA 19103
NORTON H. REAMER*                     Director,   President  and  Chairman   of  the  Fund;
One International Place               President, Chief Executive Officer and a Director  of
Boston, MA 02110                      United   Asset   Management   Corporation;  Director,
                                      Partner  or  Trustee  of   each  of  the   Investment
                                      Companies of the Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*                Director  of the Fund; President and Chief Investment
One Financial Center                  Officer of Dewey Square Investors Corporation ("DSI")
Boston, MA 02111                      since 1988; Director and  Chief Executive Officer  of
                                      H.T. Investors, Inc., formerly a subsidiary of DSI.
WILLIAM H. PARK*                      Vice  President and Assistant  Treasurer of the Fund;
One International Place               Executive Vice President and Chief Financial  Officer
Boston, MA 02110                      of United Asset Management Corporation.
ROBERT R. FLAHERTY*                   Treasurer of the Fund; Manager of Fund Administration
73 Tremont Street                     and Compliance of the Administrator since March 1995;
Boston, MA 02108                      formerly Senior Manager of Deloitte & Touche LLP from
                                      1985 to 1995.
KARL O. HARTMANN*                     Secretary  of  the  Fund; Senior  Vice  President and
73 Tremont Street                     General  Counsel   of  Administrator;   Senior   Vice
Boston, MA 02108                      President,  Secretary and General  Counsel of Leland,
                                      O'Brien, Rubinstein  Associates, Inc.  from  November
                                      1990 to November 1991.
HARVEY M. ROSEN*                      Assistant   Secretary  of   the  Fund;   Senior  Vice
73 Tremont Street                     President of Administrator.
Boston, MA 02108


------------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES


ACADIAN ASSET MANAGEMENT, INC.
    Acadian Emerging Markets Portfolio
    Acadian International Equity Portfolio


BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.


    BHM&S Total Return Bond Portfolio


CHICAGO ASSET MANAGEMENT COMPANY
    Chicago Asset Management Value/Contrarian Portfolio
    Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
    C&B Balanced Portfolio
    C&B Equity Portfolio

C. S. MCKEE & COMPANY, INC.
    McKee U.S. Government Portfolio
    McKee Domestic Equity Portfolio
    McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
    DSI Disciplined Value Portfolio
    DSI Limited Maturity Bond Portfolio
    DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
    FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
    ICM Equity Portfolio
    ICM Fixed Income Portfolio
    ICM Small Company Portfolio


INVESTMENT RESEARCH COMPANY


    IRC Enhanced Index Portfolio


MURRAY JOHNSTONE INTERNATIONAL LTD.
    MJI International Equity Portfolio


NEWBOLD'S ASSET MANAGEMENT, INC.


    Newbold's Equity Portfolio


NWQ INVESTMENT MANAGEMENT COMPANY
    NWQ Balanced Portfolio
    NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
    Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
    Sirach Fixed Income Portfolio
    Sirach Growth Portfolio
    Sirach Short-Term Reserves Portfolio
    Sirach Special Equity Portfolio
    Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.

    SAMI Preferred Stock Income Portfolio
    Enhanced Monthly Income Portfolio


STERLING CAPITAL MANAGEMENT COMPANY
    Sterling Partners' Balanced Portfolio
    Sterling Partners' Equity Portfolio
    Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
    TS&W Equity Portfolio
    TS&W Fixed Income Portfolio
    TS&W International Equity Portfolio

SAMI
PREFERRED STOCK
INCOME PORTFOLIO

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


SPECTRUM
---------------------------------------------------------------------
ASSET MANAGEMENT, INC. - INVESTMENT ADVISER
FOUR HIGH RIDGE PARK - STAMFORD, CT 06905
(203) 322-0189

                                   PROSPECTUS


                               FEBRUARY 29, 1996


                               TABLE OF CONTENTS

                                                   PAGE
                                                 ---------
Fund Expenses..................................          2
Prospectus Summary.............................          3
Financial Highlights...........................          4
Performance Calculations.......................          5
Investment Objectives..........................          5
Investment Policies............................          6
Other Investment Policies......................          8
Risk Factors...................................         11
Investment Limitations.........................         12
Investment Suitability.........................         12
Purchase of Shares.............................         13
Redemption of Shares...........................         15

                                                   PAGE
                                                 ---------
Shareholder Services...........................         16
Valuation of Shares............................         17
Dividends, Capital Gains
  Distributions and Taxes......................         18
Investment Adviser.............................         19
Administrative Services........................         21
Distributor....................................         22
Portfolio Transactions.........................         22
General Information............................         23
Directors and Officers.........................         25
UAM Funds--Institutional Class Shares..........         26

                                [SPECTRUM LOGO]
                  ASSET MANAGEMENT, INC. - INVESTMENT ADVISER
                   FOUR HIGH RIDGE PARK - STAMFORD, CT 06905
                                 (203) 322-0189


                                   PROSPECTUS
                               FEBRUARY 29, 1996



ENHANCED MONTHLY                        UAM FUNDS
INCOME PORTFOLIO                        UAM FUNDS SERVICE CENTER
INSTITUTIONAL CLASS SHARES              C/O CHASE GLOBAL FUNDS
                                        SERVICES COMPANY
                                        P.O. BOX 2798
                                        BOSTON, MA 02208-2798
                                        1-800-638-7983



    The Enhanced Monthly Income Portfolio seeks to provide a high level of monthly income consistent with capital preservation. The Portfolio intends to achieve this objective through diversified investments primarily in preferred securities combined with the use of hedging strategies intended to minimize fluctuations of capital. The Investment Adviser intends to manage the Portfolio so that it is suitable for investment by hospitals, health maintenance organizations ("HMOs"), and other organizations related to the health care industry, as well as for other substantial investors such as non-profit corporations, foundations, endowments, pension plans or individuals looking to achieve returns above average money market securities. There can be no assurance that the Portfolio will achieve its stated objective.



    Please keep this Prospectus for future reference, since it contains information that you should understand before you invest. You may also wish to review the Enhanced Monthly Income Portfolio's "Statement of Additional Information" dated February 28, 1996 which was filed with the Securities and Exchange Commission and has been incorporated by reference into this Prospectus. (It is legally considered to be a part of this Prospectus.) Please call or write UAM Funds at the above address to obtain a free copy of this Statement.


THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES  AND
  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION  NOR  HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES  COMMISSION
      PASSED  UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                          ESTIMATED FEES AND EXPENSES


    Investors will be charged various fees and expenses incurred in managing the Enhanced Monthly Income Portfolio (the "Portfolio") including:

    SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Buying, Selling and Exchanging Shares" for further information.

Sales Load Imposed on Purchases:                                       NONE
Sales Load Imposed on Reinvested Dividends:                            NONE
Deferred Sales Load:                                                   NONE
Redemption Fees:                                                       NONE
Exchange Fees:                                                         NONE


    ESTIMATED ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of administration, marketing and shareholder communication, and are quoted as a percentage of average net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:



Investment Advisory Fees:.........................................       0.60%
Administrative Fees:..............................................       0.09%
12b-1 Fees:.......................................................         NONE
Distribution Costs:...............................................       NONE
Other Expenses:...................................................       0.18  %
                                                                        -----
Total Operating Expenses (After Fee Waivers):.....................       0.87  %*
                                                                        -----
                                                                        -----



    The fees and expenses set forth above are estimated amounts for the Portfolio's first full year of operations assuming average daily net assets of $50 million.



    * SPECTRUM ASSET MANAGEMENT, INC. HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF ITS ADVISORY FEES AND TO ASSUME AS THE ADVISER'S OWN EXPENSE OPERATING EXPENSES ON BEHALF OF THE PORTFOLIO, IF NECESSARY, IN ORDER TO GUARANTEE THE PORTFOLIO'S TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES), AFTER THE EFFECT OF EXPENSE OFFSET ARRANGEMENTS, FROM EXCEEDING 1.00% OF ITS AVERAGE DAILY NET ASSETS.


    Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.


                                                                                       1            3
                                                                                     YEAR         YEARS
                                                                                      ---         -----
Expenses:.......................................................................   $       9    $      28


    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                               PROSPECTUS SUMMARY

     THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION APPEARING IN THE BODY OF THIS PROSPECTUS. CROSS-REFERENCES IN THIS SUMMARY ARE TO HEADINGS IN THE BODY OF THE PROSPECTUS.


  INVESTMENT OBJECTIVE:           High  level of income  consistent with capital
                                  preservation.
  PRINCIPAL INVESTMENTS:          Utility,   bank   and   industrial   preferred
                                  securities  and  short  to  intermediate  term
                                  investment grade  or better  debt  securities,
                                  including  U.S. Treasury  securities; combined
                                  with  a  cross-hedge  using  U.S.   Government
                                  securities futures and options. Currently, the
                                  Portfolio emphasizes hybrid preferred
                                  securities  including various  types of issues
                                  known by several acronyms such as MIPS,  QIPS,
                                  TOPrS,   MIDS  and   QIDS.  See   "Details  on
                                  Investment Policies."
  INVESTOR SUITABILITY:           Hospitals, HMOs, preferred provider
                                  organizations  ("PPOs"),  medical  foundations
                                  and  other  health  care  organizations; other
                                  substantial  investors   such  as   non-profit
                                  corporations, foundations, endowments, pension
                                  plans   or  individuals   looking  to  achieve
                                  returns above average money market securities.
  INVESTMENT ADVISER:             Spectrum Asset Management, Inc., an investment
                                  counseling firm founded  in 1987; the  Adviser
                                  presently  manages over $750 million in assets
                                  for   institutions,    pension    plans    and
                                  endowments. See "The Investment Adviser."
  SHARES AVAILABLE THROUGH:       Spectrum Asset Management, Inc., a
                                  selling-dealer  for the Fund.  See "How to Buy
                                  Shares by  Mail" and  "How  to Buy  Shares  by
                                  Wire."
  COMMISSION:                     No-Load
  DIVIDENDS AND DISTRIBUTIONS:    Pays  dividends from available income monthly;
                                  distributes  available   net   capital   gains
                                  annually.
  REINVESTMENT:                   Distributions   will  be  reinvested  in  Fund
                                  shares  automatically,   unless  an   investor
                                  elects to receive cash distributions.
  INITIAL PURCHASE:               $2,500 minimum
  SUBSEQUENT PURCHASE:            $100 minimum
  REDEMPTIONS:                    Available   anytime,  without   cost;  at  the
                                  Portfolio's net  asset value  next  determined
                                  after  receipt  of a  redemption  request. The
                                  Portfolio's share  price will  fluctuate  with
                                  market  and  economic  conditions.  Therefore,
                                  your investment may be worth more or less when
                                  redeemed than when purchased. See "How to Sell
                                  Shares."
  RISK FACTORS:                   As a  mutual  fund  investing  principally  in
                                  preferred securities, the Portfolio is subject
                                  primarily  to four types of risk: market risk,
                                  interest rate risk,  utilities industry  risk,
                                  and  manager  risk.  Since  the  Portfolio may
                                  invest  to   a  limited   extent  in   foreign
                                  securities,  investors  are  also  exposed  to
                                  certain   types    of   risks    related    to
                                  international   investing.  In  addition,  the
                                  Portfolio uses futures  contracts and  options
                                  for hedging purposes, which may entail certain
                                  specialized  risks.  See  "Risk  Factors"  and
                                  "Foreign Securities."

                            PERFORMANCE CALCULATIONS


    The Portfolio may advertise or quote total return data. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio during the period are reinvested in Portfolio shares. The largest component of the Portfolio's total rate of return will be dividend income. Net capital gains or losses should be minimal as a result of the cross-hedging techniques employed by the Adviser.


    The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's Statement of Additional Information.

    Since this is a new Portfolio, we can offer no information about past performance. When this information becomes available, you will find it, together with comparisons to appropriate indices, in the Portfolio's Annual Report to Shareholders, which may be obtained without charge.


    Write to "UAM Funds, Inc." at the address on the front cover of this Prospectus or call 1-800-638-7983 to obtain your free copy of the Portfolio's Annual Report to Shareholders, when it becomes available. Shareholders will receive the Annual Report automatically.


                         DETAILS ON INVESTMENT POLICIES

INVESTMENT OBJECTIVE AND PRINCIPAL POLICIES


    The Enhanced Monthly Income Portfolio's investment objective is to provide a high level of monthly income consistent with capital preservation. The Adviser seeks to achieve this objective by diversifying the Portfolio's assets primarily in investment grade preferred securities, which will be hedged with U.S. Government securities futures contracts and options to minimize capital fluctuations of the Portfolio caused by interest rate movements. While the Adviser intends to invest 25% or more of the Portfolio's investments in the utilities industry, many other industries will be represented in the Portfolio. In addition, up to 25% of the Portfolio's total assets may be invested in preferred securities of foreign issuers. The Portfolio's objective is fundamental and can be changed only upon approval by vote of the holders of a majority of the Portfolio's shares.



    CONCENTRATION IN UTILITIES SECURITIES. The Adviser intends to concentrate investments in preferred and fixed income securities in the utilities industry which includes companies engaged in the manufacture, production, generation, transmission and sale of gas and electric energy. It also includes issuers engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public benefit.



    PREFERRED SECURITIES. The Adviser will invest under normal conditions at least 65% of the Portfolio's assets in a broad variety of preferred securities. Preferred securities include, but are not limited to, hybrid preferred securities, adjustable rate preferred stock ("ARPS"), perpetual preferred stock, and sinking fund preferred stock. The Adviser expects to emphasize investments in the recently developed, rapidly growing hybrid preferred securities market. This market is comprised of various types of issues which combine certain debt and equity features and are known by several acronyms including, but not limited to, MIPS (Monthly Income Preferred Securities), TOPrS (Trust Originated Preferred Securities), MIDS (Monthly Income Debt Securities), QIPS (Quarterly Income Preferred Securities), and QIDS (Quarterly Income Debt Securities). While somewhat complex, hybrid preferred securities are a way for companies to issue debt with some of the positive attributes of debt, such as deductibility of interest, with the positive attributes of preferred stock such as a preferred (though subordinated) interest rate (referred to as dividends), inclusion of call provisions, and inclusion on the equity side of a debt/equity ratio. For investors, hybrid preferred securities offer periodic (generally, monthly or quarterly) income payments and yield advantages over comparable investments, but no portion of the income generated by the hybrid preferred securities is eligible for the dividends received deduction by corporate investors at any level. Adjustable rate preferred stock is preferred stock that has a dividend rate which is adjusted periodically, typically every three months, to reflect changes in the general level of interest rates. The dividend rate on an adjustable rate preferred stock is determined by applying an adjustment formula, established at the time the stock is issued, which generally involves a fixed relationship to rates on specific classes of debt securities issued by the U.S. Treasury, with limits on the minimum and maximum dividend rates that may be paid. Sinking fund preferred stock provides for the issuer to redeem the outstanding preferred stock according to a mandatory retirement schedule. Perpetual preferred securities have no sinking fund or maturity features, but include a call feature, usually at par or above par.



    In selecting specific preferred stock and securities issues, the Adviser will consider not only current yield but all variables that would affect the value of a security (i.e., conversion features, sinking fund provisions, call features or redemption characteristics). Preferred securities' market values and risks reflect their varying blends of common stock and debt features. As a general rule, the market value of a preferred security with a fixed dividend rate and no conversion elements varies inversely with interest rates and perceived credit risk. Preferred securities have a preference over common stock in liquidation (and generally dividends as well) but are usually subordinated to the liabilities of the issuer in all respects. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer may cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


    The Adviser will also carefully analyze the underlying fundamentals of all securities in the Portfolio, with particular emphasis on interest and dividend coverage. For example, with respect to utility securities the Adviser will review the customer mix, regulatory climate, energy sources, quality of management, non-utility diversification, if any, and construction expenditures relative to internal cash generation. While the investment philosophy of the Adviser is primarily one of buy and hold, the Adviser will seek to optimize total returns by trading the Portfolio when it believes market, economic or other conditions make it advantageous to do so, for example, by taking advantage of market or pricing inefficiencies of certain securities to improve dividend income without eroding capital.


    FIXED INCOME SECURITIES in which the Portfolio may invest consist of notes and bonds issued by the U.S. Government and corporations and various short-term instruments such as U.S. Treasury bills, commercial paper, bankers' acceptances, and certificates of deposit. Generally, fixed income investments will be in short to intermediate term securities with maturities of seven years or less. Short-term instruments are described under "Short-Term Investments" below. Under normal conditions, fixed income securities will represent less than 35% of the Portfolio's assets. For investment of cash pending further investment in preferred securities or for liquidity or temporary defensive purposes, the fixed income investments may exceed 35% of the Portfolio's assets.


    The preferred securities and fixed income securities described above are the basic investments in which the Portfolio will be invested. However, within the realm of preferred and fixed income securities, new types of securities are constantly being developed. The Adviser intends to invest in such securities, when it makes sense to do so and is consistent with the Portfolio's objective. If any such new, complex or unusual securities will be used substantially, then this Prospectus will be amended to include a description of such securities.


    INVESTMENT GRADE SECURITIES are considered to be those having one of the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard and Poor's Corporation ("S&P") (AAA, AA, A or
BBB). The Portfolio may invest up to 5% of its assets in debt securities rated below investment grade ( i.e., below Baa3 or BBB-). If the Portfolio holds a security that is downgraded to a rating below Baa3 or BBB- and, as a result of such downgrade, more than 5% of the Fund's assets would be invested in securities rated below Baa3 or BBB-, the Portfolio would take steps to reduce its investments in such securities to 5% or less of its assets as promptly as possible. Securities rated Baa3 by Moody's or BBB- by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Investments in lower rated securities involve a greater possibility that adverse changes, or perceived changes, in the business or financial condition of the issuer or in general economic conditions may impair the ability of the issuer to make timely payment of interest and repayment of principal. The prices of such securities tend to fluctuate more than those of higher rated securities. To the extent that there is no established or a relatively inactive secondary market in a particular rated security, it could be difficult at times to sell or value such security.



    As a matter of operating policy, the Adviser will invest at least 60% of the Portfolio's assets in securities of companies or issuers whose debt or fixed income securities are rated at least A or better by at least one rating agency. However, the Adviser may invest up to 5% of the Portfolio's assets in non-investment grade or unrated securities when warranted in the Adviser's judgment. In the event of a downgrade of the rating to below investment grade of a stock held in the Portfolio, the Adviser will attempt to liquidate the particular issue within a 90 day period. Ratings of fixed income securities and preferred stock differ to some degree. A detailed discussion of securities ratings is included in the Statement of Additional Information.



    FOREIGN SECURITIES. The Adviser may invest up to 25% of the Portfolio's total assets in preferred securities of foreign issuers. The Adviser will make such investments when it believes it would be advantageous for the Portfolio for reasons relating to the quality of the investment, the opportunity to better diversify the Portfolio's investments, the ability to take advantage of tax situations, or to earn a higher yield than for other comparable securities.



    While such securities may involve greater risks than do securities of domestic issuers (e.g., risks related to currency and exchange rate fluctuations, changes in tax laws and treaties, war and expropriation), the Adviser has adopted certain policies to reduce such risks.



    First, foreign issuer securities investments will be made only in U.S. dollar denominated securities. As a result, direct or overt currency risks will be eliminated. Currency and exchange rate changes may affect such securities in indirect ways such as changing the issuer's profitability and business conditions. Second, the Portfolio will only invest in foreign securities which have been registered with the Securities and Exchange Commission and rated by a major U.S. rating agency such as Moody's or S&P. Finally, such investments must be made in accordance with the ratings requirements (investment grade or better) as discussed above.



    CROSS-HEDGING STRATEGY. The Adviser does not make interest rate projections and seeks to preserve capital by implementing and maintaining a constant cross-hedge. The Portfolio's preferred and fixed income securities investments are subject to market fluctuation based largely, but not exclusively on the securities' sensitivity to changes in interest rates. By maintaining a hedge consisting of U.S. Government futures contracts, options on such futures contracts, and options, the Adviser seeks to reduce interest rate related risk to the Portfolio. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a security or financial instrument, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security or futures contract.



    The Adviser implements the cross-hedge strategy by monitoring the correlation between the preferred and fixed-income securities and the U.S. Government futures and options markets. Depending upon the Adviser's analysis, futures and options can be used in a variety of ways. A typical use is to establish a short position in U.S. Government futures contracts or options to offset the principal fluctuations of the preferred stock and fixed-income portfolio caused by interest rate movements. This strategy enables the Adviser to invest across the yield curve, realizing higher dividend yields, while managing interest rate volatility. The formula used by the Adviser to analyze and guide its hedging investments is derived by evaluating the history of price movements in the preferred stock, fixed-income and U.S. Government securities, futures and options markets. The Adviser uses sophisticated quantitative analytical techniques, including regression analyses and price and yield volatility analyses, to create the necessary statistical data to monitor and adjust the hedging investments. Naturally, historical price movements may bear no relationship to future price movements.



    The Portfolio's preferred and fixed-income securities portfolio and its futures and options positions are intended to produce offsetting capital gains and losses as interest rates change. As the goal is to achieve a netting effect of realized capital gains and losses, the Portfolio's rate of return will be primarily dividend and interest income. The hedging positions that the Portfolio expects to hold normally appreciate in value when interest rates rise. If any gain on these instruments were realized and used by the Portfolio to acquire additional preferred securities and fixed-income securities, an increase in the Portfolio's dividend and interest income would result. Conversely, should interest rates decline, these hedging positions would be expected to decline in value and, if necessary, the sale of some of the Portfolio's holdings of preferred securities and fixed-income securities to finance hedge losses would cause a decrease in the Portfolio's dividend and interest income.


    The Portfolio's use of hedging instruments and the availability of gains for investment in additional preferred securities and fixed-income securities may be limited by the restrictions and distribution requirements imposed on the Portfolio in connection with its qualification as a regulated investment company under the Internal Revenue Code of 1986 and by restrictions on the use of futures and related instruments by commodities and securities laws. See "Dividends, Capital Gains Distributions and Taxes." The Adviser does not believe that these restrictions and requirements will materially adversely affect the management of the Portfolio or the ability of the Portfolio to achieve its investment objective.


    The Portfolio may enter into futures and options contracts provided that not more than 5% of the Portfolio's total assets are at the time of acquisition required as margin deposits or premiums to secure obligations under such contracts. The primary risks associated with the use of futures and options are
(1) imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures and options relating to the securities purchased or sold by the Portfolio and (2) possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a futures or option position which could have an adverse impact on the Portfolio's ability to hedge. In the opinion of the Adviser, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market. For additional information regarding futures and options contracts, see the Statement of Additional Information.


OTHER INVESTMENT POLICIES

    The policies discussed above are the principal policies of the Portfolio. The Portfolio may also, under normal circumstances, utilize the following securities, investments or investment techniques.


SHORT-TERM INVESTMENTS



    The  Portfolio  may  invest  its  assets  in  the  following  money   market
instruments.



    (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days may not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).
       The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio;



    (2) Commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;



    (3) Short-term corporate obligations rated A or better by Moody's or by S&P;



    (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;



    (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and



    (6) Repurchase agreements collateralized by securities listed above.



    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    Strictly to facilitate investment in an affiliated money market portfolio, as described below, and as permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.

REPURCHASE AGREEMENTS

    In a repurchase agreement, the Portfolio purchases a security and, at the same time, arranges to sell it back to the original seller on a predetermined date. The repurchase agreement states the price that the seller will pay for the security plus the interest rate that the purchaser will receive while holding it. In effect, the Portfolio is lending its funds to the seller at an agreed upon interest rate and receiving a security as collateral for the loan. Repurchase agreements can range from overnight to a fixed term. They are a common way to earn interest on short-term funds.

    The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (1) the repurchase price if such securities mature in one year or less or (2) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence.

    There are some risks involved in repurchase agreements. If the seller defaults on its agreement to buy back the securities and the value of those securities falls, the Portfolio may incur losses in selling these securities on the open market. Also, if the seller enters bankruptcy, the bankruptcy court may decide that the securities are collateral not within the control of the Portfolio and therefore are subject to sale by the trustee in the bankruptcy. Finally, it is possible that the Portfolio may not be able to prove its ownership of the underlying securities.

    The Adviser believes that these risks can be controlled by carefully reviewing the securities involved in a repurchase agreement as well as the credit rating of the other party in the transaction. The Portfolio may invest in repurchase agreements collateralized by U.S. government securities, certificates of deposit, bankers' acceptances and other short-term securities as outlined above.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

    Occasionally the Portfolio will invest in securities whose terms and characteristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. Usually these securities are purchased within a month of their issue date. "Delayed settlements" occur when the Portfolio agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed.

    The Portfolio will maintain a separate account of cash, U.S. Government securities or other high-grade debt obligations at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolio may earn income on securities it has deposited in a segregated account.

    The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

    Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

RESTRICTED AND ILLIQUID SECURITIES

    The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

LENDING OF PORTFOLIO SECURITIES

    The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act"), or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.


    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.


INVESTMENT LIMITATIONS

    To help reduce the Portfolio's exposure to risk in specific situations, it has adopted certain limitations associated with its investments and investment practices. These policies and limitations are considered at the time of purchase. The sale of instruments is not required in the event of a subsequent change in circumstances.

    The Portfolio's limitations are as follows:

    (a) With respect to 75% of its assets, the Portfolio may not own more than 5% of the securities of any single issuer (other than investments issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

    (b) With respect to 75% of its assets, the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer;


    (c) The Portfolio may not invest more than 5% of its assets in securities of issuers (other than securities issued or guaranteed by the U.S. or foreign governments or their political subdivisions) that have (with predecessors or parent companies) less than 3 years of continuous operation;


    (d) The Portfolio may not make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers or other financial institutions as long as the loans are made in compliance with the 1940 Act and the rules, regulations and interpretations of the Commission;

    (e) The Portfolio may not borrow except from banks in extraordinary circumstances for temporary or emergency purposes. In this situation, the Portfolio may not (i) borrow more than 33 1/3 of its gross assets and
       (ii) cannot buy additional securities if it borrows more than 5% of its total assets; and

    (f) Pledge, mortgage or hypothecate more than 33 1/3% of its total assets at fair market value.

    The  Portfolio's investment  objective and investment  limitations (a), (b),
(d) and (e)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the Statement of Additional Information, as well as the Portfolio's investment policies, are not fundamental and the Fund's Board of Directors may change them without shareholder approval.

PORTFOLIO TURNOVER AND BROKERAGE


    This Portfolio is managed for production of monthly income, rather than short-term trading profits. The Adviser's investment philosophy is primarily a buy and hold one. As a result, it is expected that the annual portfolio turnover rate for the Portfolio will not exceed 100%. (A turnover rate of 100% would mean that all securities in the Portfolio would be replaced within a one-year period.) However, portfolio turnover depends to a great degree on market, interest rate and economic conditions. Occasionally, such as when the market shifts suddenly or when the prospects for individual securities change quickly, the Adviser may find it necessary or opportune to sell securities which have not been in the Portfolio for very long. High rates of portfolio turnover necessarily result in heavier brokerage and portfolio trading costs which is paid by the Portfolio. Higher rates of turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The Portfolio will not normally engage in short-term trading, but it reserves the right to do so.


    The Portfolio's Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all the Portfolio's transactions.

    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

    Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Directors.

RISK FACTORS


    The Portfolio's performance and investments will be affected by a variety of factors, including market risk, interest rate risk, utilities industry risk, certain risks associated with foreign securities and hedging activities and manager risk.



    Among the principal risks for the Portfolio are those associated with the volatility of the stock markets and interest rates. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. In this sense preferred securities behave like fixed-income securities; however, because of their equity aspects preferred securities are also influenced by stock market and general economic trends. Generally, preferred securities are regarded as less volatile than the common stock of a company. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Also, the tax status of certain securities may change.



    In addition, investors should consider the following factors that could effect the Portfolio's performance and investments:



    - The Portfolio's investments in securities of foreign issuers involve risks of exchange rate and currency fluctuations (indirectly because only U.S. dollar denominated securities may be purchased); of adverse changes in foreign economic and business conditions impacting foreign issuers; of adverse changes in tax laws and treaties affecting the tax treatment of such securities; and of the effects of such problems as trade conflicts, wars and expropriation.



    - By concentrating its investments in the utilities industry, the Portfolio is exposed to changes in and possible adverse economic and industry conditions over time, including e.g., changes in government regulations, resource depletion, changing technologies and credit market constraints. (See the Statement of Additional Information for risks particular to the public utilities industry.)



    - The Portfolio may engage in strategies to seek to hedge its investments against changes in security prices and interest rates by the use of futures contracts and options. These strategies involve the risk of imperfect correlation in the movements in the price of futures and movements in the price of securities and interest rates which are the subject of the hedge. (See "Details on Investment Policies -- Cross-Hedging Strategy.")


    - Such hedging strategies like other investment techniques and strategies, if employed incorrectly, may adversely affect the Portfolio.


    - The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction. (See "Repurchase Agreements.")



    - The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially (See "Lending of Portfolio Securities.")



    - Finally, the Adviser may fail to execute the Portfolio investment policies and strategies effectively. As a result, the Portfolio may fail to achieve its stated objective.

                     BUYING, SELLING AND EXCHANGING SHARES


    Shares of the Portfolio are offered through UAM Fund Distributors, Inc., (the "Distributors"), to investors at net asset value without a sales commission. The minimum initial investment is $2,500 with certain exceptions determined from time to time by the officers of the Fund. The minimum for subsequent investments is $100. Generally, purchases should be made through Spectrum Asset Management, Inc., which is a selling dealer in addition to being the Portfolio's Adviser. Purchases may also be made directly through UAM Funds Service Center or the Distributor.



    Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares . Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.


    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of the Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

HOW TO BUY SHARES BY MAIL

    If you have never invested in this Portfolio before, you will have to fill out an Account Registration Form which can be obtained by calling the Fund at 1-800-638-7983. You will notice that the form includes a carbon copy. Once you have filled out the information on the form, please remove the carbon, separate the two copies and sign both. We require an original signature on both forms. Mail one copy, along with a check, to:


                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    Mail the other copy, without the check, to:


                           UAM Fund Distributors, Inc
                              211 Congress Street
                                Boston, MA 02110



    NOTE: If purchases are made through Spectrum Asset Management, Inc., the appropriate copies automatically will be forwarded to UAM Fund Distributors, Inc.

    To make additional investments to an account you have already established, simply mail your check to UAM Funds Service Center at the above address. Make sure that your account number, account name, and the name of the Portfolio are clearly indicated on the check so that we can properly credit your account.


    For both initial and additional investments, your funds will be credited to your account at the next share price calculated for the Portfolio after receipt. Investments received by 4 p.m. will be invested at the share price calculated after the market closes on the same day. (For example, if your check arrives on Tuesday morning, you will purchase shares at the price calculated after the market close on Tuesday.)

HOW TO BUY SHARES BY WIRE

    To make an initial investment by wire, you must first telephone the Fund at 1-800-638-7983. A representative will then ask you to provide the account number from which you plan to wire the funds, the bank or financial institution, its address, phone number and your social security or taxpayer identification number. You will then tell the representative which Portfolio you wish to invest in and, how much you want to invest. The representative will then provide you with an account number. Please write it down and keep it for your records.


    Once you have an account number, call your bank and instruct them to wire a specified amount to the Fund's custodian, The Bank of New York ("Custodian Bank").


    You will be asked to provide the following information:


                              The Bank of New York
                               New York, NY 10086
                                ABA# 0210-0023-8
                             DDA Acct.# 001-75-058
                             F/B/O UAM Funds, Inc.
                     Ref: Enhanced Monthly Income Portfolio
               Your account number:  ____________________________
                Your account name:  ____________________________



    After you have instructed the bank to wire the money, you must forward a completed Account Registration Form to UAM Funds Service Center as soon as possible. You can obtain forms by calling UAM Funds Service Center at 1-800-638-7983. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.


    Once you have made the initial purchase, you may buy additional shares by wire at any time by following the instructions above. On all wired purchases, funds will be invested at the share price calculated after the next market close.

IN-KIND PURCHASES


    Under certain circumstances, investors who own securities may be able to exchange them directly for shares of the Portfolio without converting their investments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria, which are set forth in the "Details on Investment Policies" section of this Prospectus. Once accepted, the shares will be valued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you receive any such items, you must deliver them to the Fund immediately. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

    The Fund will not accept securities for exchange unless they meet the following criteria:

    - The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them.

    - The investor assures the Fund that the securities are not subject to any restrictions under the Securities Act of 1933 or any other law or regulation.

    - The value of the securities exchanged does not increase the Portfolio's position in any specific issuer's security to more than 5% of the Portfolio's net assets.

    For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will realize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding.

HOW TO SELL SHARES

    You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your instructions to sell.

BY MAIL

    To redeem by mail, include

    - your share certificates, if we have issued them to you;

    - a letter which tells us how many shares you wish to redeem or, alternatively, what dollar amount you wish to receive;

    - a signature guaranteed by your bank, broker or other financial institution (See "Signature Guarantees" below); and

    - any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.


    If you are not sure which documents to send, please contact UAM Funds Service Center at 1-800-638-7983.


BY TELEPHONE


    To redeem shares by telephone, you must have completed an Account Registration Form and returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. You will be asked to provide certain personal identification when you open an account, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, additional cost or expense for following transaction instructions received by telephone that it reasonably believes are genuine.


    To change the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

    To protect your account, the Fund and the Fund's Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

    - redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the registered address; or

    - transfer shares from one Portfolio to another.


    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank as well as through most brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public cannot provide a signature guarantee.


    The signature guarantee must appear either:

    - on the written request for redemption; or

    - on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

    - on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock power.

FURTHER INFORMATION ON SELLING SHARES

    Normally, the Fund will make payment for all shares sold under this procedure within one business day after we receive a request. In no event will payment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed or under any emergency circumstances as determined by the Commission.

    If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES


    Institutional Class Shares of the Enhanced Monthly Income Portfolio may be exchanged for Institutional Class Shares of the SAMI Preferred Stock Income Portfolio which is also managed by Spectrum Asset Management, Inc. In addition, you may exchange Institutional Class Shares of the Portfolio for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios comprising the UAM Funds - Institutional Class Shares at the end of this Prospectus.) When you exchange shares you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for exchanges.


    Exchange requests may be made by phone or letter. Telephone exchanges may be made only if the Fund holds all share certificates and if the registration of the two accounts is identical. Telephone exchanges received before 4 p.m. will be processed at the share price set after the market close the same day. Exchanges received after 4 p.m. will be executed at the share price determined at the market close the following day. For additional information regarding responsibility for the authenticity of telephoned transaction instructions, see "How to Sell Shares By Telephone" above. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

    Neither the Fund nor the Fund's Transfer Agent will take responsibility for ensuring it is indeed the shareholder issuing the exchange orders; however, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.


    Please review a Portfolio's investment objectives before shifting money into it. Make sure its objectives and strategies fit with your long-term goals. Before exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling UAM Funds Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchanging shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.


                        HOW SHARE PRICES ARE DETERMINED

    We calculate the value of each share of the Portfolio every day that the NYSE is open. This means that shares are valued after the market close, generally at 4 p.m. Eastern time on Monday through Friday, except for major holidays when the NYSE is closed.

    To determine how much each share is worth, we add up the total market value of all the securities in the Portfolio plus cash and other assets, deduct liabilities and then divide by the total number of shares outstanding.


    For stocks, we use the last quoted trading price as the market value. For listed stocks, we use the price quoted by the exchange on which the stock is primarily traded. Listed stocks which have not been traded on the valuation date or for which market quotations are not readily available are valued at a price between the last price asked and the last price bid.



    Fixed income securities and most preferred securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market. The securities are valued based on a matrix system which considers such factors as security prices, yields and maturities. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.


    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS

    The Portfolio will pay monthly dividends to you from the preferred stock dividends, preferred security interest and fixed-income security interest earned by its investments. If any net capital gains are realized, the Portfolio will normally distribute such gains with the last dividend for the fiscal year. The dividends and capital gains are either distributed to you in cash or reinvested at the Portfolio's new after-dividend price, depending on your instructions to the Portfolio. Unless you specifically tell us to distribute dividend income in cash, however, we will assume you want this income reinvested.

    Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    Reinvested dividend distributions will affect your tax liability. By law, you must pay taxes on any dividend or interest income you receive on your investments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement at the end of the year telling you exactly how much dividend income you have earned for tax purposes.

CAPITAL GAINS


    Capital   gains  are  another  source  of  appreciation  to  the  Portfolio.
Basically, a capital gain is an increase in the value of a stock or bond which is realized when the investment is sold.


    You can incur capital gains in two ways. First, if the Portfolio buys a stock or bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains the Portfolio has made are added up and capital losses are subtracted. The total is then divided by the number of shares outstanding. You will receive a statement at the end of the year informing you of your share of the Portfolio's capital gains.

    The second way to incur capital gains is to sell or trade your shares. If you sell shares at a higher price than you bought them, you will be responsible for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES

    The Portfolio intends to qualify each year as a "regulated investment company" under Federal tax law, and if it qualifies, the Portfolio will not be liable for Federal income taxes, because it will have distributed all its net investment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on dividends, whether they are distributed as cash or are reinvested in shares, and on net short-term capital gains. Dividends and short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains.


    In order to qualify for the corporate dividends received deduction, corporate shareholders must satisfy certain holding period requirements for the Portfolio's shares. Specifically, the deduction is only permitted when the Portfolio's shares have been held for a MINIMUM of 46 days. The holding period requirements apply to each block of Portfolio shares acquired including each block of shares received in payment of the Portfolio's monthly dividends. Unless shareholders specifically account for and identify the shares purchased or redeemed for holding period purposes, tax regulations currently require investors to use a first-in, first-out approach to track purchases and sales. No portion of the income generated by a hybrid preferred securities investment is eligible for the dividends received deduction, so no portion of such income can be designated by the Portfolio as eligible for the dividends received deduction for corporate investors. From time to time, proposals are made in Congress to eliminate or significantly alter the nature and benefits of the dividends received deduction. Corporate investors are advised to consult with their tax advisers on their eligibility for the dividends received deduction with respect to dividends received from the Portfolio.


    Whether paid in cash or additional shares of the Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distribution from long-term capital gains are taxable to shareholders as such but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to the Federal tax status of dividends and distributions paid by the Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    Redemptions of shares in the Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

    The Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, the Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior fiscal year. Dividends declared in October, November, or December to shareholders of record in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31st of such calendar year, provided that the dividends are paid before February 1 of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Portfolio. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                             THE INVESTMENT ADVISER


    Spectrum Asset Management, Inc., the "Adviser", is a Connecticut corporation formed in 1987 and is located at Four High Ridge Park, Stamford, CT 06905. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension plans, and endowments. As of the date of this Prospectus, the Adviser had in excess of $750 million in assets under management. Since its inception, the Adviser has concentrated all of its advisory services in the management of diversified portfolios of fixed-dividend, preferred stocks for its clients. Most portfolios have been hedged with U.S. Government securities futures and options to minimize principal fluctuations of the portfolios caused by interest rate changes.


    The Adviser is registered as a broker-dealer and investment adviser with the Commission and is a member firm of the National Association of Securities Dealers, Inc. The Adviser is also registered with the Commodity Futures Trading Commission and the National Futures Association and operates as a commodity trading adviser and introducing broker.

    Under an Investment Advisory Agreement (the "Agreement") with the Fund, dated as of April 25, 1995, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolio and to place purchase and sale orders for the Portfolio's investments.

    As compensation for the services rendered by the Adviser under the Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 0.60%.


    The Adviser may, from time to time, waive its advisory fees, or reimburse the Portfolio for certain expenses in order to reduce the Portfolio's expense ratio. AS OF THE DATE OF THIS PROSPECTUS, THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF ITS ADVISORY FEES AND TO ASSUME AS THE ADVISER'S OWN EXPENSE OPERATING EXPENSES ON BEHALF OF THE PORTFOLIO, IF NECESSARY, IN ORDER TO KEEP ITS TOTAL ANNUAL OPERATING EXPENSES FROM EXCEEDING 1.00% OF ITS AVERAGE DAILY NET ASSETS. THE PORTFOLIO WILL NOT REIMBURSE THE ADVISER FOR ANY ADVISORY FEES WHICH ARE WAIVED OR PORTFOLIO EXPENSES WHICH THE ADVISER MAY BEAR ON BEHALF OF THE PORTFOLIO.



    In addition, the Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.


INVESTMENT PROFESSIONALS


    Scott T. Fleming, Mark A. Lieb, Bernard M. Sussman, L. Philip Jacoby, IV and Patrick G. Hurley are primarily responsible for the day-to-day investment management of the Portfolio.


    SCOTT T. FLEMING--Chairman of the Board of Directors, Chief Financial Officer, and one of the principals of Spectrum Asset Management, Inc. Mr. Fleming was a Director and Principal of DBL Preferred Management, Inc., a wholly-owned subsidiary of Drexel Burnham Lambert, Inc. Prior to joining DBL, Mr. Fleming was a financial analyst with EG&G, Inc., where he was responsible for all outside money managers as well as managing a significant Adjustable Rate Preferred Stock portfolio. He is currently licensed as a Financial/Operations Principal (Series 27), a General Securities Principal (Series 24), Securities Registered Representative (Series 7), Blue Sky Law (Series 63), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. M.B.A. Finance, Babson College, B.S. Accounting, Bentley College.

    MARK A. LIEB--Director, President, Chief Executive Officer, and one of the principals of Spectrum Asset Management, Inc.; Director of the parent company, United Asset Management Corporation. Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly-owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. He was instrumental in the formation, continual development and execution of all aspects of the subsidiary including portfolio management. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. He is a licensed Securities Representative (Series 7), Blue Sky Law (Series 63), General Securities Principal (Series 24), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. M.B.A. Finance, University of Hartford; B.A. Economics, Central Connecticut State College.


    BERNARD M. SUSSMAN--Senior Vice President of Specturm Asset Management, Inc. Prior to joining Spectrum, Mr. Sussman was with Goldman Sachs & Co. for over 17 years. Mr. Sussman was a General Partner from 1990 to 1994, and managed their Preferred Stock Department with responsibility for all sales and trading of fixed and adjustable rate preferred stocks, auction preferreds, and all other preferred products. Mr. Sussman continues to be a Limited Partner of Goldman Sachs & Co. He is a licensed

Securities Representative (Series 7), Blue Sky Law (Series 63) and General Securities Principal (Series 24) with Spectrum Asset Management, Inc., CTA. M.B.A. Finance and B.S. Industrial Relations, Cornell University.


    L. PHILLIP JACOBY, IV--Vice President of Portfolio Management, Spectrum Asset Management, Inc. Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a significant preferred stock portfolio and Vice President, Institutional Sales at E.F. Hutton, Inc. He is a licensed General Securities Representative (Series 7), a General Securities Principal (Series 24), a Municipal Securities Principal (Series 53). B.S.B.A., Finance, Boston University.

    PATRICK  G.  HURLEY--Hedge  Manager.  Mr.  Hurley  came  to  Spectrum  Asset
Management, Inc. from James Money Management, Inc. where he served as a Government Securities Trader and Computer Specialist. Prior to joining James, Mr. Hurley was with Oppenheimer & Co., Inc. where he held positions as an Assistant Trader--Fixed Income and Programmer/Analyst. In both positions at Oppenheimer, he was an integral part of the fixed income arbitrage group which concentrated on the hedged trading of U.S. Treasury Bond and Note Futures. He is currently a licensed General Securities Representative (Series 7), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. B.S. Electrical Engineering (Computer Concentration), University of Notre Dame.

                              FUND ADMINISTRATION

THE ADMINISTRATOR


    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, located at 173 Tremont Street, Boston, MA 02108, provides all administrative, fund accounting, dividend disbursing and transfer agent services to the Fund and its Portfolios.



    The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios.



    According to the Fund Administration Agreement, the Portfolio pays the administrator a fee for its services. This fee is a portion of the total fee paid by all the Regis Fund Portfolios. On an annualized basis, this total fee equals: 0.20 of 1% of the first $200 million in combined Fund assets, plus 0.12 of 1% of the next $800 million in combined Fund assets, plus 0.08 of 1% on assets over $1 billion but less than $3 billion, and 0.06 of 1% on assets over $3 billion. Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a designated minimum fee schedule per Portfolio which ranges from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


THE DISTRIBUTOR


    UAM Funds Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation with its principle office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfolio. The Agreement continues in effect as long as the Fund's Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, approve it on an annual basis. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. Shares of the Portfolio are also sold through the Adviser's brokerage division pursuant to a selling-dealer agreement with the Distributor. The Adviser does not receive any compensation under the Agreement.

CUSTODIAN


    The Bank of New York serves as custodian of the Fund's assets.


ACCOUNTANTS

    Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

PRINCIPAL BUSINESS ADDRESS OF DISTRIBUTOR


    UAM Fund Distributors, Inc.


    211 Congress Street

    Boston, Massachusetts 02110

                            GENERAL FUND INFORMATION


    The Portfolio is one of a series of investment portfolios available through UAM Funds, Inc., an open-end investment company known as a "mutual fund." The Fund was organized under the name "ICM Fund, Inc." on October 11, 1988 as a Maryland Corporation. On October 31, 1995, the name of the Fund was changed to UAM Funds, Inc. Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. In addition, several of the Fund's Portfolios offer two separate classes of shares:
Institutional Class Shares and Institutional Service Class Shares. Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Institutional Service Class Shares bear certain fees payable by that class to financial institutions for services they provide to the owners of such shares. (See "Description of Shares and Voting Rights" below for further details.) The Portfolio currently offers only one class of shares.


DESCRIPTION OF SHARES AND VOTING RIGHTS

    The  Officers  of  the  Fund  manage  its  day-to-day  operations  and   are
responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers.

    The Fund's Articles of Incorporation permits the Fund to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") of shares of beneficial interest without further action by shareholders.

    The shares of each Portfolio of the Fund are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Institutional Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordinarily hold shareholder meetings except as required by the 1940 Act, and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.



    As of January 31, 1996, Robert T. and Angela J. Degavre, Mercer Island, NY held of record 58% and Bernard M. and Phyllis N. Sussman, Warren, NJ held of record 26% of the outstanding shares of the Enhanced Monthly Income Portfolio Institutional Class Shares. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.



    UAM Funds, Inc. UAM Funds Trust comprise the UAM Family of Funds and together they offer investors a broad variety of portfolios managed by a selection of well-known investment managers.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*                   Director  and  Executive  Vice  President  of  the   Fund;
1133 Avenue of the Americas           President  of Regis  Retirement Plan  Services since 1993;
New York NY 10036                     Former President of UAM Fund Distributors, Inc.;  Formerly
                                      responsible  for Defined  Contribution Plan  Services at a division of the Equitable Companies, Dreyfus  Corporations and Merrill Lynch.
JOHN T. BENNETT, JR.                  Director  of  the  Fund;  President  of  Squam  Investment
College Road--RFD 3                   Management  Company,  Inc.  and  Great  Island  Investment
Meredith, NH 03253                    Company,  Inc.;  President of  Bennett  Management Company
                                      from 1988 to 1993.
J. EDWARD DAY                         Director of the  Fund; Retired Partner  in the  Washington
5804 Brookside Drive                  office   of  the  law  firm  Squire,  Sanders  &  Dempsey;
Chevy Chase, MD 20815                 Director, Medical  Mutual Liability  Insurance Society  of
                                      Maryland;  formerly,  Chairman of  the  Montgomery County,
                                      Maryland, Revenue Authority.
PHILIP D. ENGLISH                     Director  of  the  Fund;  President  and  Chief  Executive
16 West Madison Street                Officer of Broventure Company, Inc.; Chairman of the Board
Baltimore, MD 21201                   of Chektec Inc. and Cyber Scientific, Inc.
WILLIAM A. HUMENUK                    Director  of the Fund; Partner  in the Philadelphia office
4000 Bell Atlantic Tower              of the law firm Dechert  Price & Rhoads; Director,  Hofler
1717 Arch Street                      Corp.
Philadelphia, PA 19103
NORTON H. REAMER*                     Director,  President and Chairman  of the Fund; President,
One International Place               Chief Executive  Officer and  a Director  of United  Asset
Boston, MA 02110                      Management  Corporation; Director,  Partner or  Trustee of
                                      each of the Investment Companies of the Eaton Vance  Group of Mutual Funds.
PETER M. WHITMAN, JR.*                Director  of  the  Fund;  President  and  Chief Investment
One Financial Center                  Officer of  Dewey  Square  Investors  Corporation  ("DSI")
Boston, MA 02111                      since  1988; Director and Chief Executive Officer of H. T.
                                      Investors, Inc., formerly a subsidiary of DSI.
WILLIAM H. PARK*                      Vice  President  and  Assistant  Treasurer  of  the  Fund;
One International Place               Executive  Vice President  and Chief  Financial Officer of
Boston, MA 02110                      United Asset Management Corporation.
ROBERT R. FLAHERTY*                   Treasurer of the Fund; Manager of Fund Administration  and
73 Tremont Street                     Compliance of the Administrator since March 1995; formerly
Boston, MA 02108                      Senior Manager of Deloitte & Touche LLP from 1985 to 1995.
KARL O. HARTMANN*                     Secretary  of the  Fund; Senior  Vice President, Secretary
73 Tremont Street                     and  General   Counsel  of   Administrator;  Senior   Vice
Boston, MA 02108                      President,   Secretary  and  General  Counsel  of  Leland,
                                      O'Brien, Rubinstein Associates,  Inc., from November  1990 to November 1991.
HARVEY M. ROSEN*                      Assistant  Secretary of the Fund; Senior Vice President of
73 Tremont Street                     the Administrator.
Boston, MA 02108

------------------------
* This person is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

                     UAM FUNDS--INSTITUTIONAL CLASS SHARES


ACADIAN ASSET MANAGEMENT, INC.
    Acadian Emerging Markets Portfolio
    Acadian International Equity Portfolio


BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.


    BHM&S Total Return Bond Portfolio


CHICAGO ASSET MANAGEMENT COMPANY
    Chicago Asset Management Value/Contrarian Portfolio
    Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
    C&B Balanced Portfolio
    C&B Equity Portfolio

C.S. MCKEE & CO., INC.
    McKee International Equity Portfolio
    McKee Domestic Equity Portfolio
    McKee U.S. Government Portfolio

DEWEY SQUARE INVESTORS CORPORATION
    DSI Disciplined Value Portfolio
    DSI Limited Maturity Bond Portfolio
    DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
    FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
    ICM Equity Portfolio
    ICM Fixed Income Portfolio
    ICM Small Company Portfolio


INVESTMENT RESEARCH COMPANY


    IRC Enhanced Index Portfolio


MURRAY JOHNSTONE INTERNATIONAL LTD.
    MJI International Equity Portfolio


NEWBOLD'S ASSET MANAGEMENT, INC.


    Newbold's Equity Portfolio


NWQ INVESTMENT MANAGEMENT COMPANY
    NWQ Balanced Portfolio
    NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
    Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
    Sirach Fixed Income Portfolio
    Sirach Growth Portfolio
    Sirach Short-Term Reserves Portfolio
    Sirach Special Equity Portfolio
    Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
    SAMI Preferred Stock Income Portfolio
    Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
    Sterling Partners' Balanced Portfolio
    Sterling Partners' Equity Portfolio
    Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
    TS&W Equity Portfolio
    TS&W Fixed Income Portfolio
    TS&W International Equity Portfolio

                                [SPECTRUM LOGO]
                  ASSET MANAGEMENT, INC. - INVESTMENT ADVISER
                   FOUR HIGH RIDGE PARK - STAMFORD, CT 06905
                                 (203) 322-0189


ENHANCED MONTHLY                        UAM FUNDS
INCOME PORTFOLIO                        UAM FUNDS SERVICE CENTER
INSTITUTIONAL CLASS SHARES              C/O CHASE GLOBAL FUNDS
                                        SERVICES COMPANY
                                        P.O. BOX 2798
                                        BOSTON, MA 02208-2798
                                        1-800-638-7983


                                   PROSPECTUS

                               FEBRUARY 29, 1996


                               TABLE OF CONTENTS

                                                   PAGE
                                                 ---------
Estimated Fees and Expenses....................          2

Prospectus Summary.............................          3

Performance Calculations.......................          4

Details on Investment Policies.................          4

Buying, Selling and Exchanging Shares..........         13

How Share Prices are Determined................         17

Dividends, Capital Gains Distributions and
  Taxes........................................         18

                                                   PAGE
                                                 ---------

The Investment Adviser.........................         19

Fund Administration............................         21

General Fund Information.......................         22

Directors and Officers.........................         24

UAM Funds--Institutional Class Shares..........         25


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   PART B


                                  UAM FUNDS
                  SAMI PREFERRED STOCK INCOME PORTFOLIO
                    ENHANCED MONTHLY INCOME PORTFOLIO
                        INSTITUTIONAL CLASS SHARES
                   STATEMENT OF ADDITIONAL INFORMATION
                             FEBRUARY 28, 1996


     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the SAMI Preferred Stock Income and the Enhanced Monthly Income Portfolios Institutional Class Shares dated February 28, 1996. To obtain the Prospectus, please call the UAM Funds Service Center:

                                1-800-638-7983



                              TABLE OF CONTENTS




                                                               PAGE
                                                               ----
Investment Objectives and Policies . . . . . . . . . . . . . .   2
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . .   4
Redemption of Shares . . . . . . . . . . . . . . . . . . . . .   5
Shareholder Services . . . . . . . . . . . . . . . . . . . . .   6
Investment Limitations . . . . . . . . . . . . . . . . . . . .   6
Management of the Fund . . . . . . . . . . . . . . . . . . . .   7
Investment Adviser . . . . . . . . . . . . . . . . . . . . . .   8
Portfolio Transactions . . . . . . . . . . . . . . . . . . . .   9
Administrative Services. . . . . . . . . . . . . . . . . . . .   9
Performance Calculations . . . . . . . . . . . . . . . . . . .  10
General Information. . . . . . . . . . . . . . . . . . . . . .  13
Financial Statements . . . . . . . . . . . . . . . . . . . . .  14
Appendix - Description of Securities and Ratings . . . . . . . A-1

                    INVESTMENT OBJECTIVES AND POLICIES

     The following discussion supplements the discussion of the investment objective and policies of the SAMI Preferred Stock Income Portfolio and the Enhanced Monthly Income Portfolio (the "Portfolios") as set forth in the Portfolios' Prospectuses:

SECURITIES LENDING

     The Portfolios may lend their investment securities to qualified investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolios will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

RISKS PARTICULAR TO THE PUBLIC UTILITIES INDUSTRY

     The public utilities industries are subject to various uncertainties, including: difficulty in obtaining adequate returns on invested capital; frequent difficulty in obtaining approval of rate increases by public service commissions; increased costs, delays and restrictions as a result of environmental considerations; difficulty and delay in securing financing of large construction projects; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for resale; special risks associated with the construction and operation of nuclear power generating facilities, including technical and cost factors of such construction and operation and the possibility of imposition of additional governmental requirements for construction and operation; and the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

FUTURES CONTRACTS

     The Portfolios may enter into futures contracts, options and options on futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously
"purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolios intend to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The Portfolios will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Each Portfolio's outstanding obligations to purchase securities under these contracts may be 100% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     The Portfolios will minimize the risk that they will be unable to close out by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolios have insufficient cash, they may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolios may be required to make delivery of the instruments underlying futures contracts they hold. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of a Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. The Portfolios would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolios could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolios of margin deposits in the event of bankruptcy of a broker with whom the Portfolios have an open position in a futures contract.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions the Portfolios have identified as hedging transactions, the Portfolios are required for Federal income tax purposes to recognize as income for each taxable year their net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases any gains or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or losses, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for the Portfolios to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of their gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities of foreign currencies, or other income derived with respect to its business investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolios' annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolios' fiscal year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolios' other investments and shareholders will be advised on the nature of the payments.

                              PURCHASE OF SHARES

     Shares of each Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the

"Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days:
Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day,
July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                                   REDEMPTION OF SHARES

REDEMPTIONS

     Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

     SIGNATURE GUARANTEES - To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                                SHAREHOLDER SERVICES

     The following supplements the information set forth under "Shareholder Services" in the SAMI Preferred Stock Income Portfolio and under "Buying Selling and Exchanging Shares" in the Enhanced Monthly Income Portfolio Prospectus:

EXCHANGE PRIVILEGE

     Institutional Class Shares of each Portfolio may be exchanged for Institutional Class Shares of the other Portfolio. In addition, Institutional Class Shares of each Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to the UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Portfolios to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares". As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                               INVESTMENT LIMITATIONS

     The SAMI Preferred Stock Income Portfolio and the Enhanced Monthly Income Portfolio are subject to the following restrictions which may be changed by the Fund's Board of Directors upon reasonable notice to investors. These restrictions supplement the investment objectives and policies set forth in each Portfolio's Prospectus. Each Portfolio will not:

     (1) invest in commodities, except for hedging, liquidity and related purposes as provided in the Prospectus and herein;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3)  purchase on margin or sell short;

     (4) purchase or retain securities of an issuer if those Officers and Directors of the Fund or its investment adviser owning more than of 1% of such securities together own more than 5% of such securities;

     (5) underwrite the securities of other issuers or invest more than an aggregate of: (i) 10% of the total assets of the SAMI Preferred Stock Income Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale and for which there are no readily available markets, including repurchase agreements having maturities of more than seven days (until further notice, as an undertaking for state securities registration purposes in Wisconsin, the SAMI Preferred Stock Income Portfolio will limit such investments to 5% or less of its total assets, determined at the time of investment); and (ii) 15% of the total assets of the Enhanced Monthly Income Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale and for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (6) invest for the purpose of exercising control over management of any company;

     (7) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets or consolidation;

     (8) acquire any securities of companies within one industry, other than the utilities industry, if, as a result of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position; and

     (9) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in each Prospectus. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.


--------------------------------------------------------------------------------------------------------
     (1)                    (2)               (3)                    (4)                  (5)

                                            Pension or                             Total Compensation
                          Aggregate     Retirement Benefits    Estimated Annual    from Registrant and
Name of Person,         Compensation     Accrued as Part of      Benefits Upon      Fund Complex Paid
  Position            From Registrant      Fund Expenses           Retirement          to Directors
--------------------------------------------------------------------------------------------------------

John T. Bennett, Jr.
Director                 $24,435               0                       0                 $26,750

J. Edward Day
Director                 $24,435               0                       0                 $26,750

Philip D. English
Director                 $24,435               0                       0                 $26,750

William A. Humenuk
Director                 $24,435               0                       0                 $26,750


PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1995, the following persons or organizations owned of record or beneficially 5% or more of the shares of the Portfolio, as noted:

     SAMI PREFERRED STOCK INCOME PORTFOLIO: Amsouth Bank, N.A., Trustee for Drummond Co., Revised Pension Plan, Birmingham, AL, 33%*; Continental Trust Company, Trustee for Sisters of St. Francis Health Services Inc., Retirement Trust Chicago, IL, 28%*; Kansas City Power & Light Company, Kansas City, MO, 27%; Intercoast Capital Company, Wilmington, DE, 17% and Intercoast Capital Company, Wilmington, DE, 13%.

     ENHANCED MONTHLY INCOME PORTFOLIO: Robert T. and Angela J. Degavre, Mercer Island, NY, 58%; Bernard M. and Phyllis N. Sussman, Warren, NJ, 26%; Mark A. and Kathy J. Lieb, Greenwich, CT, 9% and Scott T. Fleming, New Canaan, CT, 5%.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to control (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

___________

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                                INVESTMENT ADVISER

CONTROL OF ADVISER

     Spectrum Asset Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

     The Adviser has been managing diversified hedged preferred stock portfolios for major institutional investors since 1987. Focused exclusively on preferred stocks, Spectrum's three senior executives have a total of nearly 50 years of experience in this specialized market. The firm uses sophisticated, proprietary pricing and hedging models, in addition to the expertise of its investment professionals, to develop strategies which take advantage of market inefficiencies and opportunities while mitigating the effect of interest rate movements on the capital value of the Portfolio.

ADVISORY FEES

     For the period from June 23, 1992 (commencement of operations) to October 31, 1992, the SAMI Preferred Stock Income Portfolio paid no advisory fees. During this period, the Adviser voluntarily waived advisory fees of approximately $34,000. For the fiscal year ended October 31, 1993 the SAMI Preferred Stock Income Portfolio paid approximately $244,000 in advisory fees. During this period, the Adviser voluntarily waived advisory fees of approximately $61,000. For the fiscal years ended October 31, 1994 and 1995 the SAMI Preferred Stock Income Portfolio paid advisory fees of $535,000 and $385,000, respectively. As of October 31, 1995, the Enhanced Monthly Income Portfolio had not commenced operations.

                              PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1993, 1994 and 1995 the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

     A Portfolio may place a portion of its portfolio transactions with the Adviser, which is a registered broker. Transactions placed with the Adviser are subject to procedures adopted and supervised by the Board of Directors. For the fiscal years ended October 31, 1993, 1994 and 1995, the entire Fund paid commissions of approximately $209,000, $177,000 and $58,000, respectively, to the Adviser for transactions placed through its brokerage facilities.

     Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                              ADMINISTRATIVE SERVICES

     In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase know as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the SAMI Preferred Stock Income Portfolio totaled approximately $56,000. The basis of the fees paid to the Administrator for the 1993 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal years ended October 31, 1994 and October 31, 1995, administrative services fees paid to the Administrator by the SAMI Preferred Stock Income Portfolio totaled $90,000 and $78,000, respectively.. As of October 31, 1995, the
Enhanced Monthly Income Portfolio had not commenced operations. The services provided by the Administrator and the basis of the fees for the 1994 and 1995 fiscal years fees payable to the Administrator are described in each Portfolio's Prospectus.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN

     The average annual total return of each Portfolio is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of return for the SAMI Preferred Stock Income Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein, are as follows:

                                                              SINCE INCEPTION
                                         ONE YEAR ENDED     THROUGH YEAR ENDED
                                        OCTOBER 31, 1995      OCTOBER 31, 1995     INCEPTION DATE
                                        ----------------    ------------------     --------------
SAMI Preferred Stock Income Portfolio         6.67%                3.74%               6/23/92


     These figures were calculated according to the following formula:

              n
     P (1 + T)  = ERV

where:

     P    =  a hypothetical initial payment of $1,000
     T    =  average annual total return
     n    =  number of years
     ERV  =  ending redeemable value of a hypothetical $1,000
             payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).


     As of October 31, 1995, the Enhanced Monthly Income Portfolio had not commenced operations.

YIELD

     Current yield reflects the income per share earned by a Portfolio's investment.

     The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the SAMI Preferred Stock Income Portfolio for the 30-day period ended October 31, 1995 was 5.32%.

     This figure was obtained using the following formula:

                          6
     Yield = 2[(a - b + 1)  - 1]
                -----
                 cd

where:

     a   =    dividends and interest earned during the period
     b   =    expenses accrued for the period (net of reimbursements)
     c   =    the average daily number of shares outstanding during
              the period that were entitled to receive income distributions
     d   =    the maximum offering price per share on the last day of the period.

     As of October 31, 1995, the Enhanced Monthly Income Portfolio had not commenced operations.

TAXABLE EQUIVALENT YIELD

     In addition to its standardized performance quotations, the SAMI Preferred Stock Income Portfolio may from time to time quote a non-standardized performance figure for taxable equivalent yield. Taxable equivalent yield represents the return that a corporate tax-paying investor qualifying for the 70% dividends received deduction would need to earn on a fully taxable investment in order to achieve an equivalent after-tax yield during a specified time period. For the twelve months ended October 31, 1995, the SAMI Preferred Stock Income Portfolio's taxable equivalent yield was 9.63%. This figure was calculated using the following formula:

A Given Quarter = [DI (1 - CT x DRD)

     (1 - CT)      +  (I - E) + Net Realized and Unrealized Capital Gains]
------------------------------------------------------------------------------
                                 Average Net Assets During Quarter

Taxable Equivalent Yield = [(Q1 + 1) x (Q2 + 1) x (Q3 + 1) x (Q4 + 1)] - 1

where:

  DI    =   dividend income from domestic equity securities subject
            to the dividends received deduction for qualifying
            investors,
  CT    =   corporate income tax rate,
  DRD   =   dividends received deduction,
  I     =   interest and dividend income not subject to the dividends
            received deduction,
  E     =   expenses and fees incurred during the period,
  Q1    =   1st Quarter,
  Q2    =   2nd Quarter,
  Q3    =   3rd Quarter, and
  Q4    =   4th Quarter.

     The formula used to derive taxable equivalent yield is in accordance with the acceptable methods set forth by the Association of Investment Management and Research ("AIMR").

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e)  Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income
     Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe. Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage pass through securities.

(k) Salomon 1-3 Year Treasury Index - The Salomon 1-3 Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

(l) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(m) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(n)  Value Line - composed of over 1,600 stocks in the Value Line
     Investment Survey.

(o) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest
     U.S. publicly-traded companies.

(p) Composite indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(q)  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc.
     - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

(r) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

(s)  Financial publications: Business Week, Changing Times, Financial
     World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

(t)  Consumer Price Index (or cost of Living Index), published by the
     U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

(u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(v) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

(w) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                             GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios.

     The shares of each Portfolio of the Fund, when issued and paid for as provided for in its Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in each Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in each Prospectus.

     As set forth in each Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                            FINANCIAL STATEMENTS

     The Financial Statements of the SAMI Preferred Stock Income Portfolio for the fiscal period ended October 31, 1995 and the Financial Highlights for the respective periods presented, which appear in the Portfolio's 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number: 0000950109-96-000061), are incorporated by reference.

                 APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF RATINGS FOR BOND AND PREFERRED SECURITIES

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa - judged to be the best quality; carry the smallest degree of investment risk: Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB
- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a issuer; (7) financial strength of a parent company and the relationships which exist with the issuer; and
(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983

                            ------------------------


                      STERLING CAPITAL MANAGEMENT COMPANY
       SERVES AS INVESTMENT ADVISER TO THE STERLING PARTNERS' PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES

                            ------------------------


                                   PROSPECTUS
                               FEBRUARY 29, 1996


INVESTMENT OBJECTIVES


    UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open-end, management investment company known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and investment policies. The Sterling Partners' Portfolios currently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Services Class Shares"). The securities offered in this Prospectus are Institutional Class Shares of three diversified, no-load Portfolios of the Fund managed by Sterling Capital Management Company.


    STERLING PARTNERS' BALANCED PORTFOLIO. THE OBJECTIVE OF THE STERLING PARTNERS' BALANCED PORTFOLIO IS TO PROVIDE MAXIMUM LONG-TERM TOTAL RETURN CONSISTENT WITH REASONABLE RISK TO PRINCIPAL, BY INVESTING IN A BALANCED PORTFOLIO OF COMMON STOCKS AND FIXED INCOME SECURITIES.

    STERLING  PARTNERS'  EQUITY  PORTFOLIO.    THE  OBJECTIVE  OF  THE  STERLING
PARTNERS' EQUITY PORTFOLIO IS TO PROVIDE MAXIMUM LONG-TERM TOTAL RETURN CONSISTENT WITH REASONABLE RISK TO PRINCIPAL, BY INVESTING PRIMARILY IN COMMON STOCKS.

    STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO. THE OBJECTIVE OF THE STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO IS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH THE MAINTENANCE OF PRINCIPAL AND LIQUIDITY BY INVESTING PRIMARILY IN INVESTMENT GRADE FIXED INCOME SECURITIES WITH AN AVERAGE WEIGHTED MATURITY BETWEEN 1 AND 3 YEARS.


    There can be no assurance that any of the Portfolios will meet its stated objective.


ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION  OR ANY  STATE SECURITIES  COMMISSION NOR  HAS THE
      SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY  STATE   SECURITIES
        COMMISSION  PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES



    The following table illustrates the expenses and fees that a shareholder of the Sterling Partners' Portfolios Institutional Class Shares will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.



                        SHAREHOLDER TRANSACTION EXPENSES



                                                                                                             STERLING
                                                                                 STERLING      STERLING     PARTNERS'
                                                                                PARTNERS'     PARTNERS'     SHORT-TERM
                                                                                 BALANCED       EQUITY     FIXED INCOME
                                                                                PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                               INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                                                                               CLASS SHARES  CLASS SHARES  CLASS SHARES
                                                                               ------------  ------------  ------------
Sales Load Imposed on Purchases..............................................         NONE          NONE          NONE
Sales Load Imposed on Reinvested Dividends...................................         NONE          NONE          NONE
Deferred Sales Load..........................................................         NONE          NONE          NONE
Redemption Fees..............................................................         NONE          NONE          NONE
Exchange Fees................................................................         NONE          NONE          NONE



                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                                STERLING
                                            STERLING          STERLING         PARTNERS'
                                           PARTNERS'         PARTNERS'         SHORT-TERM
                                            BALANCED           EQUITY         FIXED INCOME
                                           PORTFOLIO         PORTFOLIO         PORTFOLIO
                                          INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                          CLASS SHARES      CLASS SHARES      CLASS SHARES
                                          ------------      ------------      ------------
Investment Advisory Fees................     0.75%            0.75%             0.50%
Administrative Fees.....................     0.13%            0.29%             0.33%
12b-1 Fees..............................      NONE              NONE              NONE
Other Expenses..........................     0.08%            0.19%             0.16%
Advisory Fees Waived....................       --            (0.23%)           (0.44%)
                                          ------------      ------            ------
Total Operating Expenses (After Fee
 Waivers):..............................     0.96%+           1.00%*+           0.55%*+
                                          ------------      ------            ------
                                          ------------      ------            ------


--------

*Absent the Adviser's  fee waiver,  annualized Total Operating  Expenses of  the
 Sterling Partners' Equity and Short-Term Fixed Income Portfolios Institutional Class Shares for the fiscal year ended October 31, 1995 would have been 1.23% and 0.99%, respectively.


+The annualized Total Operating Expenses excludes the effect of expense offsets.
 If expense offsets were included, annualized Total Operating Expenses of the Sterling Partners' Equity Portfolio Institutional Class Shares would be 0.99%. The annualized Total Operating Expenses of the Sterling Partners' Balanced and Short-Term Fixed Income Portfolios Institutional Class Shares would not significantly differ.



    The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Sterling Partners' Portfolios of the Fund will bear directly or indirectly. The expenses and fees set forth above are based on the Sterling Partners' Balanced, Equity and Short-Term Fixed Income Portfolios' operations during the fiscal year ended October 31, 1995.



    THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF ITS ADVISORY FEES AND TO ASSUME AS THE ADVISER'S OWN EXPENSE OPERATING EXPENSES OTHERWISE PAYABLE BY THE PORTFOLIOS, IF NECESSARY, IN ORDER TO KEEP (I) THE STERLING PARTNERS' BALANCED PORTFOLIO INSTITUTIONAL CLASS SHARES FROM EXCEEDING 1.11% OF ITS
AVERAGE DAILY NET ASSETS; (II) THE STERLING PARTNERS' EQUITY PORTFOLIO INSTITUTIONAL CLASS SHARES FROM EXCEEDING 0.99% OF ITS AVERAGE DAILY NET ASSETS AND (III) THE STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO INSTITUTIONAL CLASS SHARES FROM EXCEEDING 0.55% OF ITS AVERAGE DAILY NET ASSETS. THE FUND WILL NOT REIMBURSE THE ADVISER FOR ANY ADVISORY FEES THAT ARE WAIVED OR PORTFOLIO EXPENSES THAT THE ADVISER MAY BEAR ON BEHALF OF A PORTFOLIO.

    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind.



                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
Sterling Partners' Balanced Portfolio
 Institutional Class Shares.......................   $10       $31       $53       $118
Sterling Partners' Equity Portfolio Institutional
 Class Shares.....................................   $10       $32       $55       $122
Sterling Partners' Short-Term Fixed Income
 Portfolio Institutional Class Shares.............   $ 6       $18       $31       $ 69



    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


                               PROSPECTUS SUMMARY


Investment Adviser             Sterling  Capital   Management   Company  (the   "Adviser"),   an
                               investment  counseling firm founded in 1970, serves as investment adviser to the Fund's Sterling Portfolios. The Adviser  presently manages over $1.4 billion in assets for institutional clients and high net worth individuals. See "INVESTMENT ADVISER."

How to Invest                  Shares   of  each   Portfolio  are  offered,   through  UAM  Fund
                               Distributors, Inc., to  investors at  net asset  value without  a
                               sales   commission.  Share  purchases  may  be  made  by  sending
                               investments directly to the Fund. The minimum initial  investment is  $100,000 with  certain exceptions  as may  be determined from time to  time  by the  officers  of  the Fund.  The  minimum  for subsequent investments is $1,000. See "PURCHASE OF SHARES."

How to Redeem                  Shares  of each  Portfolio may be  redeemed at  any time, without cost, at the  net asset  value of the  Portfolio next  determined after receipt of the redemption request. The redemption price may be  more  or less  than the  purchase  price. See  "REDEMPTION OF
                               SHARES."

Administrative Services        Chase Global  Funds  Services Company  (the  "Administrator"),  a
                               subsidiary  of The Chase Manhattan  Bank, N.A., provides the Fund with  administrative,  dividend  disbursing  and  transfer  agent services. See "ADMINISTRATIVE SERVICES."


                                  RISK FACTORS


    Prospective investors in the Fund should consider the following factors associated with an investment in the Portfolios: (1) The fixed income securities held by the Sterling Partners' Balanced Portfolio and the Sterling Partners' Short-Term Fixed Income Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by each Portfolio. The value of the securities held by the Portfolios can be expected to vary inversely to the changes in the prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa. (2) Each Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS.") (3) In addition, each Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities. (See "OTHER INVESTMENT POLICIES.") The value of the Portfolios' shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolios invest.

                              FINANCIAL HIGHLIGHTS
                           INSTITUTIONAL CLASS SHARES


    The following tables provide selected per share data and ratios for a share outstanding of the Sterling Partners' Balanced, Equity and Short-Term Fixed Income Portfolios Institutional Class Shares for each of the respective periods presented and are part of the Portfolios' Financial Statements which appear in the Portfolios' October 31, 1995 Annual Report to Shareholders which are incorporated by reference into the Portfolios' Statement of Additional
Information. The Portfolios' Financial Statements have been examined by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Portfolios' Statement of Additional Information. The following information should be read in conjunction with the Portfolios' 1995 Annual Report to Shareholders and notes thereto which, along with the Statement of Additional Information, are available at no cost from the Fund at the address and telephone number noted on the cover page of this Prospectus.



                                                          STERLING PARTNERS' BALANCED PORTFOLIO
                                     --------------------------------------------------------------------------------
                                       MARCH 15,**                         YEARS ENDED OCTOBER 31,
                                         1991 TO        -------------------------------------------------------------
                                     OCTOBER 31, 1991       1992            1993            1994            1995
                                     ----------------   -------------   -------------   -------------   -------------
Net Asset Value, Beginning of
 Period............................     $ 10.00         $ 10.26         $ 10.71         $ 11.51         $ 11.13
                                        -------         -------------   -------------   -------------   -------------
Income from Investment Operations
    Net Investment Income..........        0.22+           0.37            0.34            0.32            0.46
    Net Realized & Net Unrealized
     Gain on Investments...........        0.23            0.50            0.94           (0.25)           1.04
                                        -------         -------------   -------------   -------------   -------------
        Total From Investment
         Operations................        0.45            0.87            1.28            0.07            1.50
                                        -------         -------------   -------------   -------------   -------------
Distributions
    Net Investment Income..........       (0.19)          (0.37)          (0.32)          (0.32)          (0.45)
    Net Realized Gain..............          --           (0.05)          (0.16)          (0.13)          (0.32)
                                        -------         -------------   -------------   -------------   -------------
        Total Distributions........       (0.19)          (0.42)          (0.48)          (0.45)          (0.77)
                                        -------         -------------   -------------   -------------   -------------
Net Asset Value, End of Period.....     $ 10.26         $ 10.71         $ 11.51         $ 11.13         $ 11.86
                                        -------         -------------   -------------   -------------   -------------
                                        -------         -------------   -------------   -------------   -------------
Total Return.......................        4.54%++         8.65%          12.23%           0.66%          14.23%
                                        -------         -------------   -------------   -------------   -------------
                                        -------         -------------   -------------   -------------   -------------
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands).......................     $19,501         $39,129         $47,016         $64,673         $64,933
Ratio of Expenses to Average Net
 Assets............................        1.11%*+         1.09%           0.99%           1.01%           0.96%#
Ratio of Net Investment Income to
 Average Net Assets................        3.85%*+         3.52%           3.08%           3.05%           3.96%
Portfolio Turnover Rate............          40%             80%             49%             70%            130%


---------
 *  Annualized
**  Commencement of Operations

 + Net of voluntarily waived fees and expenses assumed by the Adviser for the period ended October 31, 1991 of $.03 per share.


++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.


 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

                                                     STERLING PARTNERS' EQUITY PORTFOLIO
                                     --------------------------------------------------------------------
                                     MARCH 15,** 1991                YEARS ENDED OCTOBER 31,
                                            TO          -------------------------------------------------
                                     OCTOBER 31, 1991      1992         1993         1994         1995
                                     ----------------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of
 Period............................     $ 10.00         $ 10.29      $ 11.01      $ 12.39      $ 12.54
                                        -------         ----------   ----------   ----------   ----------
Income from Investment Operations
    Net Investment Income+.........        0.06            0.17         0.15         0.16         0.21
    Net Realized and Unrealized
     Gain on Investments...........        0.29            0.75         1.53         0.27         1.73
                                        -------         ----------   ----------   ----------   ----------
        Total from Investment
         Operations................        0.35            0.92         1.68         0.43         1.94
                                        -------         ----------   ----------   ----------   ----------
Distributions
    Net Investment Income..........       (0.06)          (0.16)       (0.16)       (0.15)       (0.20)
    Net Realized Gain..............          --           (0.04)       (0.14)       (0.13)       (0.59)
                                        -------         ----------   ----------   ----------   ----------
        Total Distributions........       (0.06)          (0.20)       (0.30)       (0.28)       (0.79)
                                        -------         ----------   ----------   ----------   ----------
Net Asset Value, End of Period.....     $ 10.29         $ 11.01      $ 12.39      $ 12.54      $ 13.69
                                        -------         ----------   ----------   ----------   ----------
                                        -------         ----------   ----------   ----------   ----------
Total Return.......................        3.51%++         9.01%++     15.46%++      3.50%++     16.61%++
                                        -------         ----------   ----------   ----------   ----------
                                        -------         ----------   ----------   ----------   ----------
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands).......................     $ 2,515         $ 9,725      $15,982      $23,352      $31,969
Ratio of Expenses to Average Net
 Assets+...........................        1.11%*          1.04%        0.93%        0.99%        1.00%#
Ratio of Net Investment Income to
 Average Net Assets................        1.43%*          1.73%        1.30%        1.34%        1.64%
Portfolio Turnover Rate............          24%             84%          55%          73%         135%


---------
 *  Annualized
**  Commencement of Operations

 + Net of voluntarily waived fees and reimbursed expenses for the period ended October 31, 1991 and years ended October 31, 1992, 1993, 1994 and 1995 of $.18, $.09, $.06, $.04 and $.03 per share, respectively.


++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.


 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.99%.



                                             STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
                                          ----------------------------------------------------------
                                           FEBRUARY 10,**            YEARS ENDED OCTOBER 31,
                                              1992 TO        ---------------------------------------
                                          OCTOBER 31, 1992      1993          1994          1995
                                          ----------------   -----------   -----------   -----------
Net Asset Value, Beginning of Period....    $ 10.00          $ 10.07       $ 10.12       $  9.74
                                            -------          -----------   -----------   -----------
Income From Investment Operations
    Net Investment Income+..............       0.30             0.53          0.49          0.54
    Net Realized and Unrealized Gain on
     Investments........................       0.07+            0.06         (0.38)         0.23
                                            -------          -----------   -----------   -----------
        Total From Investment
         Operations.....................       0.37             0.59          0.11          0.77
                                            -------          -----------   -----------   -----------
Distributions
    Net Investment Income...............      (0.30)           (0.53)++      (0.48)        (0.55)
    In Excess of Net Investment
     Income.............................         --               --            --            --##
    Net Realized Gain...................         --            (0.01)           --            --
    Return of Capital...................         --               --         (0.01)           --
                                            -------          -----------   -----------   -----------
        Total Distributions.............      (0.30)           (0.54)        (0.49)        (0.55)
                                            -------          -----------   -----------   -----------
Net Asset Value, End of Period..........    $ 10.07          $ 10.12       $  9.74       $  9.96
                                            -------          -----------   -----------   -----------
                                            -------          -----------   -----------   -----------
Total Return............................       3.75%+++         5.98%+++      1.16%+++      8.16%+++
                                            -------          -----------   -----------   -----------
                                            -------          -----------   -----------   -----------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)...    $12,101          $20,256       $24,382       $24,722
Ratio of Expenses to Average Net
 Assets.................................       0.50%*           0.50%         0.53%         0.55%#
Ratio of Net Investment Income to
 Average Net Assets+....................       5.00%*           5.24%         5.00%         5.55%
Portfolio Turnover Rate.................        122%              78%          100%           58%


---------
  *  Annualized
 **  Commencement of Operations

  + Net of voluntarily waived fees for the period ended October 31, 1992 and the year ended October 31, 1993, 1994 and 1995 of $.03, $.05, $.05 and $.04
     per share, respectively.

 ++  Because  of  the  differences  between  book  and  tax  basis   accounting,
     approximately $.025 of the Portfolio's distributions for the year ended October 31, 1993 were return of capital for federal income tax purposes.

 +++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.


 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.


##  Value is less than $0.01 per share.

                            PERFORMANCE CALCULATIONS

    Each of the Sterling Portfolios may advertise or quote yield data from time to time. The yield of these Portfolios is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, a Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

    Similarly, each of the Sterling Portfolios may advertise or quote total return data. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a Portfolio during the period are reinvested in Portfolio shares.

    Performance will be calculated separately for Institutional Class and Service Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

    The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                             INVESTMENT OBJECTIVES


    STERLING PARTNERS' BALANCED PORTFOLIO. The objective of the Sterling Partners' Balanced Portfolio is to provide maximum long-term return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of established companies and investment grade fixed income securities. The proportion of the Portfolio's assets invested in common stocks or fixed income securities will vary as market conditions warrant and depending upon the application of the Adviser's asset allocation discipline. The total return on the Portfolio will consist of both capital appreciation and income, with the relative proportions depending upon the underlying asset mix as well as specific security holdings.


    STERLING  PARTNERS'  EQUITY  PORTFOLIO.    The  objective  of  the  Sterling
Partners' Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks. The Portfolio may also invest in other equity-related securities such as preferred stocks, convertible preferred stocks, convertible bonds, options, futures, rights and warrants.

    STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO. The objective of the Sterling Partners' Short-Term Fixed Income Portfolio is to provide investors with a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity between 1 and 3 years. Investments in this Portfolio represent a middle ground between the risk associated with short-term money market accounts and longer term bond funds. Investors in this Portfolio seek incremental returns to money market accounts but do not want the down side exposure to longer term bond funds in a risky rate environment.

                              INVESTMENT POLICIES

    STERLING PARTNERS' BALANCED PORTFOLIO. The Sterling Partners' Balanced Portfolio incorporates within a single investment vehicle the three investment disciplines employed by the Adviser. The first discipline is that of determining the allocation of assets between common stocks and fixed income investments; the second provides for stock selection; and the third chooses among fixed income securities, including coupon bonds, zero-coupon bonds and cash equivalents.

    The Adviser's asset allocation discipline recognizes the advantage of varying the asset mix among stocks and fixed income securities. The Portfolio is therefore not limited to the return, nor forced to accept the risks, of a single asset class. Instead, the Adviser's asset allocation process adjusts the mix among stocks, bonds, and cash equivalents in a logical, disciplined process designed to maximize the Portfolio's return and limit the volatility of that return.

    The Portfolio will normally be invested 50% in equities and 50% in fixed income securities. When risk levels in the equity market are believed by the Adviser to be low, equities will exceed 50% of Portfolio assets, but will not exceed 70%. When risk levels increase, the Portfolio's commitment to fixed income securities will exceed 50% but will not exceed 70%. However, at least 25% of the Portfolio's total assets will always be invested in fixed income senior securities including debt securities and preferred stocks.

    Individual equity securities are selected using approaches identical to those described below for the Sterling Partners' Equity Portfolio. Simply stated, the Adviser's stock selection is designed to identify equities priced at a discount from their estimated value.

    The fixed income portion of the Portfolio will be invested primarily in investment grade securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, asset-backed securities, and various short-term instruments such as commercial paper, Treasury bills, and certificates of deposit.

    Within the Portfolio, fixed income investments are regarded as opportunities for capital appreciation, as a source of liquidity and as a means to reduce overall portfolio volatility. The Adviser's fixed income strategy emphasizes quality and capital preservation. A detailed, ongoing analysis of the interest rate environment forms the foundation of the fixed income management decisions.

    STERLING   PARTNERS'  EQUITY  PORTFOLIO.    The  Sterling  Partners'  Equity
Portfolio seeks to achieve its objective by investing primarily in common stocks. The Portfolio may also invest in other equity-related securities such as preferred stocks, convertible preferred stocks, convertible bonds, options, futures, rights, and warrants. However, at all times, the Portfolio's primary interest will be direct ownership of common equities.

    The stock selection process for the Sterling Partners' Equity Portfolio focuses on identifying undervalued companies. The Adviser defines undervalued companies as those selling at a low price relative to their future earnings potential. Using such screening parameters as current earnings, estimated growth rates, trends in analysts' earnings estimates, return on equity ratios, and other financial ratios, the Adviser screens several thousand companies to identify stocks selling at a discount to their estimated value. The list of potential investments is narrowed further by the use of traditional fundamental securities analysis. The Adviser conducts interviews with company managers and reviews the assessments and opinions of outside analysts and consultants. Typically, the Adviser invests in financially strong companies with below average price to earnings ratios and above average long-term earnings growth potential. Securities are sold when, in the Adviser's opinion, the shares become relatively overvalued or more attractive alternatives are found. It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (less than 10% under normal circumstances).

    Diversification will play an important role in achieving the Portfolio's objective. Under normal circumstances, ownership positions will be maintained in a wide variety of businesses operating in diverse sectors of the economy. The
Adviser anticipates that the majority of the investments will be in United States based companies. However, from time to time, shares of foreign based companies may also be purchased. The most common vehicle for such purchases will be American Depositary Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, investments in foreign based companies will not comprise more than 20% of the Portfolio's assets.

    STERLING   PARTNERS'  SHORT-TERM  FIXED  INCOME  PORTFOLIO.    The  Sterling
Partners' Short-Term Fixed Income Portfolio seeks to achieve its objective by investing primarily in the following fixed income instruments:

    (1) Short-term and intermediate-term corporate debt securities rated A or better by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P");

    (2) U.S. Treasury and U.S. Government agency obligations;

    (3) Bank   obligations,  including  certificates  of  deposit  and  bankers'
        acceptances;

    (4) Commercial paper rated A-1 by S&P or Prime-1 by Moody's; and

    (5) Repurchase agreements collateralized by these securities.

    In an effort to minimize fluctuations in market value, the Sterling Partners' Short-Term Fixed Income Portfolio is expected to maintain an average weighted maturity between 1 and 3 years. The Sterling Partners' Short-Term Fixed Income Portfolio may also hold securities of foreign issuers provided such securities are denominated in U.S. dollars, and may invest in bond (interest rate) futures and options to a limited extent. See "OTHER INVESTMENT POLICIES" for a description of these and other investment practices of the Portfolio.

    With respect to the Sterling Partners' Short-Term Fixed Income and Balanced Portfolios, the Adviser reserves the right to retain securities which are downgraded by either Moody's or S&P or both, if in the Adviser's judgement, considering market conditions, the retention of such securities is warranted.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    From time to time, the Sterling Partners' Balanced, Sterling Partners' Equity and Sterling Partners' Short-Term Fixed Income Portfolios may invest a portion of their assets in the following money market instruments, consistent with each Portfolio's investment policies as set forth above.

    (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

        Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

        Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable to other debt securities which may be purchased by each Portfolio;

    (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

    (3) Short-term corporate obligations rated A or better by Moody's or by S&P;

    (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

    (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

    (6) Repurchase agreements collateralized by securities listed above.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.

    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS

    Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities. In addition, the Sterling Partners' Balanced, Sterling Partners' Equity and Sterling Partners' Short-Term Fixed Income Portfolios may invest in repurchase agreements collateralized by certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments." In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for each Portfolio.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


PORTFOLIO TURNOVER

    The Sterling Partners' Equity and Balanced Portfolios will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. However, it is expected that the annual portfolio turnover rate for the Sterling Partners' Equity and Balanced Portfolios will not exceed 100%. A rate of turnover of 100% would occur, for example, if all the securities held by a Portfolio were replaced within a period of one year. The Portfolios will not normally engage in short-term trading but each reserves the right to do so.

    The Sterling Partners' Short-Term Fixed Income Portfolio may have a high portfolio turnover rate due to the short maturities of the securities purchased. However, this high turnover rate should not increase the Portfolio's cost since brokerage commissions are not normally charged on the purchase or sale of fixed income securities. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation. The tables set forth in "FINANCIAL HIGHLIGHTS" present the Portfolios' historical portfolio turnover ratios.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

    Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement" or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. Each Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although a Portfolio may earn income on securities it has deposited in a segregated account.

    Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.

FUTURES CONTRACTS AND OPTIONS

    In order to remain fully invested and to reduce transaction costs, each Portfolio may utilize appropriate futures contracts and options to a limited extent. Specifically, the Sterling Partners' Balanced Portfolio may invest in stock and bond futures and interest rate futures contracts; the Sterling Partners' Equity Portfolio may invest in stock futures and options; and the Sterling Partners' Short-Term Fixed Income Portfolio may invest in bond, bond index, and interest rate futures and options thereon. For example, in order to remain fully exposed to the movements of the market, while maintaining liquidity to meet potential shareholder redemptions, a Portfolio may invest a portion of its assets in stock, bond or interest rate futures contracts. Because futures contracts only require a small initial margin deposit, a Portfolio would then be able to keep a cash reserve available to meet potential redemptions, while at the same time being effectively fully invested. Also, because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs.

    In addition, each Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as margin deposit to secure obligations under such contracts. A Portfolio will engage in futures and options transactions for hedging purposes only.

    The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures and options relating to the stocks and bonds purchased or sold by the Portfolio; and (ii) possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position which could have an adverse impact on a Portfolio's ability to hedge. In the opinion of the Directors, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.


RESTRICTED SECURITIES



    Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Certain restrictions applicable to each Portfolio limit their investment in securities that are illiquid by virtue of the absence of a readily available market or contractual restrictions on resale to no more than 10% of each Portfolio's net assets. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what would be considered the fair value of such securities.



INVESTMENT COMPANIES



    As permitted by the Investment Company Act of 1940, as amended, (the "1940 Act"), each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the outstanding voting securities of a Portfolio, as defined in the 1940 Act.



                             INVESTMENT LIMITATIONS



    Each Portfolio has adopted certain limitations designed to reduce its exposure to risk in specific situations. Some of these limitations are that a Portfolio will not:



    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);



    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    (c) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;



    (d) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;



    (e) make loans except (i) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of the Portfolio's total assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;



    (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or



    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.



    The investment limitations described here and in the Statement of Additional Information are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio of the Fund. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.


                             INVESTMENT SUITABILITY

    Each Portfolio is designed principally for the investments of high net worth individuals and institutional investors. Each Portfolio is also suitable for individual tax-deferred retirement plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers.

                               PURCHASE OF SHARES

    Shares of each Portfolio may be purchased without sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $100,000, with certain exceptions as may be determined from time to time by the officers of the Fund.

INITIAL INVESTMENTS BY MAIL


    An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check payable to UAM FUNDS, INC. to:



                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy (manually signed) of the Account Registration Form must be delivered to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110


    Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund.

INITIAL INVESTMENTS BY WIRE

    Shares of each Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure proper crediting of the Federal Funds wire, it is important to follow these steps:

        (a) Telephone the Fund (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the Portfolio selected, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number will then be provided to you;

        (b) Instruct your bank to wire the specified amount to the Fund's Custodian;


                                The Bank of New York
                                 New York, NY 10286
                                  ABA #0210-0023-8
                               DDA Acct. #001-23-072
                               F/B/O UAM Funds, Inc.
                            Ref: Portfolio Name
                        Your Account Number ________________
                        Your Account Name __________________



        (c) A completed Account Registration Form must be forwarded to the UAM Funds Service Center and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment is $1,000) by purchasing shares at net asset value by mailing a check to the UAM Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, and the Portfolio to be purchased are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

    The purchase price of the shares of each Portfolio is the net asset value next determined after the order and payment is received. (See "VALUATION OF SHARES.") For the Sterling Partners' Balanced, Sterling Partners' Equity and Sterling Partners' Short-Term Fixed Income Portfolios, an order received prior to the 4:00 p.m. close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; an order received after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

    Purchases of shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


    Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.



    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.


IN-KIND PURCHASES


    If accepted by the Fund, shares of each Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included in the Portfolio and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and (3) the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

    Shares of each Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

    Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order". Your request should be addressed to:


                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    "Good order" means that the request to redeem shares must include the following documentation:

    (a) The stock certificates, if issued:

    (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any required  signature guarantees (see  "SIGNATURE GUARANTEES"  below);
    and

    (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.


SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

    To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission").

    If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Institutional Class Shares of each Sterling Portfolio may be exchanged for Institutional Class Shares of the other Sterling Portfolios. In addition, Institutional Class Shares of each Sterling Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.



    Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-683-7983.


    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) for the other Sterling Partners' Portfolios will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES--BY TELEPHONE" above.

    For Federal income tax purposes, an exchange between Funds is a taxable event, and accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "REDEMPTION OF SHARES" for a definition of "good order.")

                              VALUATION OF SHARES

    The net asset value of each Portfolio is determined by dividing the sum of the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share of each Portfolio determined as of the 4:00 p.m. (Eastern Time) close of the NYSE on each day that the NYSE is open for business.


    Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities are valued at the last quoted sale price on the day the valuation is made. In addition, unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and ask price at the close of the NYSE on each day that the NYSE is open for business.


    Bonds and other fixed income securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 value days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    The Sterling Partners' Short-Term Fixed Income Portfolio declares dividends daily and distributes substantially all of its net investment income monthly. The other two Sterling Partners' Portfolios will normally distribute substantially all of their net investment income to shareholders in the form of quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute such gains with the last dividend for the fiscal year.

    Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, for each Portfolio except the Sterling Partners' Short-Term Fixed Income Portfolio, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    Each Portfolio's dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and if it qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. Dividends, either in cash or reinvested in shares, paid by a Portfolio from net investment income will be taxable to shareholders as ordinary income. In the case of the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios, such dividends will generally qualify in part for the 70% dividends received deduction for corporations, but the portion of the dividends so qualified depends on the ratio of the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources to the total taxable income of the Portfolio, exclusive of long-term capital gains.

    Whether paid in cash or additional shares of the Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    Exchanges and redemptions of shares in a Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

    Each Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, each Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in October, November, or December to shareholders of record in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS identification regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding, or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Portfolios. Shareholders should consult with their tax advisers with respect to the tax status of such distributions in their state and locality.

                               INVESTMENT ADVISER


    Sterling Capital Management Company is a North Carolina corporation formed in 1970 and located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. The Adviser currently has over $1.4 billion in assets under management.



    Since 1982, the Adviser has been involved with the distribution of the North Carolina Capital Management Trust, a money market mutual fund offered exclusively to public units in the state, the first such fund to be registered with the Commission. As of December 31, 1994, the asset value of this fund was approximately $1.8 billion.


    An investment policy committee is responsible for the day-to-day management of each Portfolio's investments.

    Under Investment Advisory Agreements (the "Agreements") with the Fund, dated as of March 8, 1991 and November 25, 1991, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of the Sterling Portfolios, manages the investment and reinvestment of the assets of the Sterling Portfolios. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's Sterling Portfolios and to place purchase and sales orders for the Sterling Portfolios.

    As compensation for the services rendered by the Adviser under the Agreements, the Sterling Portfolios pay the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rate to the Sterling Portfolios' average daily net assets for the month:

Sterling Partners' Balanced Portfolio...........................................      0.750%
Sterling Partners' Equity Portfolio.............................................      0.750%
Sterling Partners' Short-Term Fixed Income Portfolio............................      0.500%


    The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Portfolios, if necessary, in order to keep (i) the Sterling Partners' Balanced Portfolio Institutional Class Shares from exceeding 1.11% of its average daily net assets; (ii) the Sterling Partners' Equity Portfolio Institutional Class Shares from exceeding 0.99% of its average daily net assets and (iii) the Sterling Partners' Short-Term Fixed Income Portfolio Institutional Class Shares from exceeding 0.55% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfolio.

    In addition, the Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser and the Distributor also participate, at the date of this Prospectus, in an arrangement with one Service Agent, Interstate/Johnson Lane, under which that organization provides marketing and shareholders services and the Adviser makes payments to it of amounts equal in the first year after an investment (declining in the second, third and fourth years), to amounts which represent up to 50% of the advisory fee payable (without regard to any expense limitation in effect at that time) in respect of Institutional Class Shares assets held by eligible customer accounts.


                            ADMINISTRATIVE SERVICES


    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement dated as of December 16, 1991. The services provided under this Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under Federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108-3913. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Fund Administration Agreement, as amended on February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; and 0.06 of 1% of the aggregate net assets in excess of $3 billion. The fees are allocated among the Portfolios on the bases of their relative assets and are subject to a graduated minimum fee schedule per portfolio, which rises from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Sterling Portfolios Institutional Class Shares offered in this Prospectus. The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to stockholders.



                             PORTFOLIO TRANSACTIONS


    The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Sterling Portfolios and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the

Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

    Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently the Fund is offering shares of 30 Portfolios. The Board of Directors may create additional Portfolios and classes of shares of the Fund in the future at its discretion.



    The shares of each Portfolio of the Fund are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not hold annual meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.


CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*          Director  and  Executive Vice  President of  the Fund;  President of
1133 Avenue of the Americas   Regis Retirement Plan Services, since 1993; Former President of UAM
New York, NY 10036            Fund  Distributors,   Inc.;   Formerly  responsible   for   Defined
                              Contribution   Plan  Services  at  a   division  of  the  Equitable
                              Companies, Dreyfus Corporation and Merrill Lynch.
JOHN T. BENNETT, JR.         Director of  the  Fund;  President of  Squam  Investment  Management
College Road-RFD3             Company Inc. and Great Island Investment Company Inc.; President of
Meredith, NH 03253            Bennett Management Company from 1988 to 1993.
J. EDWARD DAY                Director  of the Fund;  Retired Partner in  the Washington office of
5804 Brookside Drive          the law firm  Squire, Sanders &  Dempsey; Director, Medical  Mutual
Chevy Chase, MD 20815         Liability  Insurance Society of Maryland; Formerly, Chairman of The
                              Montgomery County, Maryland, Revenue Authority.
PHILIP D. ENGLISH            Director of  the  Fund; President  and  Chief Executive  Officer  of
16 West Madison Street        Broventure   Company,  Inc.;  Chairman  of  the  Board  of  Chektec
Baltimore, MD 21201           Corporation and Cyber Scientific, Inc.
WILLIAM A. HUMENUK           Director of the Fund; Partner in the Philadelphia office of the  law
4000 Bell Atlantic Tower      firm Dechert Price & Rhoads; Director, Hofler Corp.
1717 Arch Street
Philadelphia, PA 19103
NORTON H. REAMER,*           Director,  President  and  Chairman of  the  Fund;  President, Chief
One International Place       Executive  Officer  and  a  Director  of  United  Asset  Management
Boston, MA 02110              Corporation; Director, Partner or Trustee of each of the Investment
                              Companies of the Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*       Director  of  the Fund;  President and  Chief Investment  Officer of
One Financial Center          Dewey Square Investors Corporation ("DSI") since 1988; Director and
Boston, MA 02111              Chief Executive Officer  of H.T. Investors,  Inc., a subsidiary  of
                              DSI.
WILLIAM H. PARK*             Vice  President and Assistant Treasurer  of the Fund; Executive Vice
One International Place       President and Chief  Financial Officer of  United Asset  Management
Boston, MA 02110              Corporation.
ROBERT R. FLAHERTY*          Treasurer of the Fund; Manager of Fund Administration and Compliance
73 Tremont Street             of  the Administrator since March  1995; formerly Senior Manager of
Boston, MA 02108              Deloitte & Touche LLP from 1985 to 1995.
KARL O. HARTMANN*            Secretary of the Fund; Senior Vice President and General Counsel  of
73 Tremont Street             Administrator; Senior Vice President, Secretary and General Counsel
Boston, MA 02108              of  Leland, O'Brien, Rubinstein Associates, Inc. from November 1990 to November 1991.
HARVEY M. ROSEN*             Assistant  Secretary  of   the  Fund;  Senior   Vice  President   of
73 Tremont Street             Administrator.
Boston, MA 02108


--------
* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES


ACADIAN ASSET MANAGEMENT, INC.
  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio


BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
  BHM&S Total Return Bond Portfolio


CHICAGO ASSET MANAGEMENT COMPANY
  Chicago Asset Management Value/Contrarian Portfolio
  Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
  C&B Balanced Portfolio
  C&B Equity Portfolio

C.S. MCKEE & COMPANY, INC.
  McKee U.S. Government Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
  FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
  ICM Equity Portfolio
  ICM Fixed Income Portfolio
  ICM Small Company Portfolio


INVESTMENT RESEARCH COMPANY
  IRC Enhanced Index Portfolio


MURRAY JOHNSTONE INTERNATIONAL LTD.
  MJI International Equity Portfolio


NEWBOLD'S ASSET MANAGEMENT, INC.
  Newbold's Equity Portfolio


NWQ INVESTMENT MANAGEMENT COMPANY
  NWQ Balanced Portfolio
  NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
  Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
  Sirach Fixed Income Portfolio
  Sirach Growth Portfolio
  Sirach Short-Term Reserves Portfolio
  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio


SPECTRUM ASSET MANAGEMENT, INC.
  SAMI Preferred Stock Income Portfolio
  Enhanced Monthly Income Portfolio


STERLING CAPITAL MANAGEMENT COMPANY
  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio
  Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, STEGEL & WALMSLEY, INC.
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983

                            ------------------------


                                   PROSPECTUS
                            DATED FEBRUARY 29, 1996


                               INVESTMENT ADVISER
                      STERLING CAPITAL MANAGEMENT COMPANY
                             ONE FIRST UNION CENTER
                       301 S. COLLEGE STREET, SUITE 3200
                              CHARLOTTE, NC 28202
                                 (704) 372-8670
                            ------------------------

                                  DISTRIBUTOR


                          UAM FUND DISTRIBUTORS, INC.
                              211 CONGRESS STREET
                                BOSTON, MA 02110


                               TABLE OF CONTENTS

                                           PAGE
                                          ------
Fund Expenses...........................      2
Prospectus Summary......................      3
Risk Factors............................      3
Financial Highlights....................      4
Performance Calculations................      6
Investment Objectives...................      6
Investment Policies.....................      6
Other Investment Policies...............      8
Investment Limitations..................     11
Investment Suitability..................     11
Purchase of Shares......................     12
Redemption of Shares....................     14

                                           PAGE
                                          ------
Shareholder Services....................     15
Valuation of Shares.....................     16
Dividends, Capital Gains Distributions
  and Taxes.............................     16
Investment Adviser......................     17
Administrative Services.................     18
Distributor.............................     18
Portfolio Transactions..................     18
General Information.....................     19
Directors and Officers..................     20
UAM Funds --
  Institutional Class Shares............     21


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------


                      STERLING CAPITAL MANAGEMENT COMPANY
       SERVES AS INVESTMENT ADVISER TO THE STERLING PARTNERS' PORTFOLIOS
                       INSTITUTIONAL SERVICE CLASS SHARES

--------------------------------------------------------------------------------


                        PROSPECTUS -- FEBRUARY 29, 1996


INVESTMENT OBJECTIVES


    UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open end, management investment company known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios"), each of which has a different investment objective and different investment policies. The Sterling Partners' Portfolios currently offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the maximum rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. (See "Service and Distribution Plans.") The securities offered hereby are shares of the Service Class Shares of the three Portfolios of the Fund managed by Sterling Capital Management Company (the "Sterling Portfolios"), as listed below.


    STERLING PARTNERS' BALANCED PORTFOLIO. The objective of the Sterling Partners' Balanced Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities.

    STERLING  PARTNERS'  EQUITY  PORTFOLIO.    The  objective  of  the  Sterling
Partners' Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks.

    STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO. The objective of the Sterling Partners' Short-Term Fixed Income Portfolio is to provide a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity between 1 and 3 years.


    There can be no assurance that any of the Portfolios will meet its stated objective.


--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES COMMISSION  NOR  HAS THE
     SECURITIES  AND  EXCHANGE   COMMISSION  OR   ANY  STATE   SECURITIES
       COMMISSION  PASSED UPON  THE ACCURACY OF  THIS PROSPECTUS. ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES



    The following table illustrates the expenses and fees that a Service Class shareholder of the Sterling Partners' Portfolios will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                                                                             STERLING
                                                                                STERLING      STERLING       PARTNERS'
                                                                                PARTNERS'     PARTNERS'     SHORT-TERM
                                                                                BALANCED       EQUITY      FIXED INCOME
                                                                                PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                                 SERVICE       SERVICE        SERVICE
                                                                                  CLASS         CLASS          CLASS
                                                                                 SHARES        SHARES         SHARES
                                                                               -----------  -------------  -------------
Sales Load Imposed on Purchases..............................................     NONE          NONE           NONE
Sales Load Imposed on Reinvested Dividends...................................     NONE          NONE           NONE
Deferred Sales Load..........................................................     NONE          NONE           NONE
Redemption Fees..............................................................     NONE          NONE           NONE
Exchange Fees................................................................     NONE          NONE           NONE



                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                                                            STERLING
                                                                               STERLING      STERLING       PARTNERS'
                                                                              PARTNERS'      PARTNERS'     SHORT-TERM
                                                                               BALANCED       EQUITY      FIXED INCOME
                                                                              PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                               SERVICE        SERVICE        SERVICE
                                                                             CLASS SHARES  CLASS SHARES   CLASS SHARES
                                                                             ------------  -------------  -------------

Investment Advisory Fees...................................................       0.75%         0.75%          0.50%
Administrative Fees........................................................       0.13%         0.29%          0.33%
12b-1 Fees (Including Shareholder Servicing Fees)*.........................       0.25%         0.25%         0.125%
Other Expenses.............................................................       0.08%         0.19%          0.16%
Advisory Fees Waived.......................................................        (--)%       (0.23)%        (0.44)%
                                                                             ------------  -------------  -------------
Total Operating Expenses (After Fee Waivers):..............................       1.21%+        1.25%**+      0.675%**+
                                                                             ------------  -------------  -------------
                                                                             ------------  -------------  -------------
--------------
 *See "Service and Distribution Plans."
**Absent  the Adviser's fee waiver, annualized Total Operating Expenses of the Sterling Partners' Equity and Short-Term
  Fixed Income Portfolios Service Class  Shares for the fiscal  year ended October 31, 1995  would have been 1.48%  and
  1.115%, respectively.
 +The  annualized Total Operating  Expenses excludes the effect  of expense offsets. If  expense offsets were included, annualized Total Operating Expenses of the Sterling Partners'  Equity Portfolio Service Class Shares would be  1.24%.
  The  annualized Total Operating  Expenses of the Sterling  Partners' Balanced and  Short-Term Fixed Income Portfolios
  Service Class Shares would not significantly differ.



    The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Service Class Shares of the Sterling Portfolios of the Fund will bear directly or indirectly. The expenses and fees set forth above are based on the operations of the Sterling Partners' Balanced, Equity and Short-Term Fixed Income Portfolios Service Class Shares during the fiscal year ended October 31, 1995 except that such information has been restated to reflect 12b-1 fees.



    THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF ITS ADVISORY FEES AND TO ASSUME AS THE ADVISER'S OWN EXPENSE OPERATING EXPENSES OTHERWISE PAYABLE BY THE PORTFOLIOS, IF NECESSARY, IN ORDER TO KEEP (I) THE STERLING PARTNERS' BALANCED PORTFOLIO SERVICE CLASS SHARES FROM EXCEEDING 1.36% OF ITS AVERAGE DAILY NET ASSETS; (II) THE STERLING PARTNERS' EQUITY PORTFOLIO SERVICE CLASS SHARES FROM EXCEEDING 1.24% OF ITS AVERAGE DAILY NET ASSETS AND (III) THE STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO SERVICE CLASS SHARES FROM EXCEEDING 0.675% OF ITS AVERAGE DAILY NET ASSETS. THE FUND WILL NOT REIMBURSE THE ADVISER FOR ANY ADVISORY FEES THAT ARE WAIVED OR PORTFOLIO EXPENSES THAT THE ADVISER MAY BEAR ON BEHALF OF A PORTFOLIO.

    The following example illustrates the expenses that a Service Class shareholder would pay on a $1,000 investment over various time periods assuming
(1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind.

                                                                                              1 YEAR       3 YEARS      5 YEARS
                                                                                            -----------  -----------  -----------
Sterling Partners' Balanced Portfolio Service Class Shares................................   $      12    $      38    $      66
Sterling Partners' Equity Portfolio Service Class Shares..................................   $      13    $      40    $      69
Sterling Partners' Short-Term Fixed Income Portfolio Service Class Shares.................   $       7    $      22    $      38

                                                                                             10 YEARS
                                                                                            -----------
Sterling Partners' Balanced Portfolio Service Class Shares................................   $     147
Sterling Partners' Equity Portfolio Service Class Shares..................................   $     151
Sterling Partners' Short-Term Fixed Income Portfolio Service Class Shares.................   $      84


    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


NOTE TO EXPENSE TABLE


    The information set forth in the foregoing table and example relates only to Service Class Shares of the Portfolios. Service Class Shares are subject to different total fees and expenses than Institutional Class Shares. Service Organizations may charge other fees to their customers who are beneficial owners of Service Class Shares in connection with their customer accounts. (See "Service and Distribution Plans.")


                               PROSPECTUS SUMMARY



Investment Adviser     Sterling  Capital  Management  Company  (the  "Adviser"),  an   investment
                       counseling  firm  founded in  1970, serves  as  investment adviser  to the
                       Fund's Sterling  Partners'  Portfolios.  The  Adviser  manages  over  $1.4 billion in funds for institutional clients and high net worth individuals.
                       See "Investment Adviser."
How to Invest          Service  Class Shares of each Portfolio are offered through broker-dealers and other financial  institutions ("Service Agents")  to investors at  net asset  value without a sales commission. The minimum initial investment is
                       $100,000 with certain exceptions as may be determined from time to time by the Officers  of  the Fund.  The  minimum for  subsequent  investments  is
                       $1,000. See "Purchase of Shares."
How to Redeem          Service  Class  Shares of  each  Portfolio may  be  redeemed at  any time, without cost, at their  net asset value next  determined after receipt  of the  redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."
Administrative         Chase Global Funds Services Company (the "Administrator"), a subsidiary of
Services               The Chase Manhattan  Bank, N.A.,  provides the  Fund with  administrative, dividend  disbursing  and  transfer  agent  services.  See "Administrative
                       Services."


                                  RISK FACTORS


    Prospective investors in the Fund should consider the following factors associated with an investment in the Portfolios: (1) The fixed income securities held by the Sterling Partners' Balanced Portfolio and the Sterling Partners' Short-Term Fixed Income Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by each Portfolio. The value of the securities held by the Portfolios can be expected to vary inversely to the changes in the prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa. (2) Each Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS.") (3) In addition, each Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities (See "OTHER INVESTMENT POLICIES.") The value of the Portfolios' shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolios invest.



                            PERFORMANCE CALCULATIONS


    Each of the Sterling Portfolios may advertise or quote yield data from time to time. The yield of these Portfolios is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, a Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

    Similarly, each of the Sterling Portfolios may advertise or quote total return data. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a Portfolio during the period are reinvested in Portfolio shares. Performance will be calculated separately for Institutional Class and Service Class Shares. Dividends paid by a Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, any distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.


    The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                             INVESTMENT OBJECTIVES


    STERLING PARTNERS' BALANCED PORTFOLIO. The objective of the Sterling Partners' Balanced Portfolio is to provide maximum long-term return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of established companies and investment grade fixed income securities. The proportion of the Portfolio's assets invested in common stocks or fixed income securities will vary as market conditions warrant and depending upon the application of the Adviser's asset allocation discipline. The total return on the Portfolio will consist of both capital appreciation and income, with the relative proportions depending upon the underlying asset mix as well as specific security holdings.


    STERLING  PARTNERS'  EQUITY  PORTFOLIO.    The  objective  of  the  Sterling
Partners' Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks. The Portfolio may also invest in other equity related securities such as preferred stocks, convertible preferred stocks, convertible bonds, options, futures, rights and warrants.

    STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO. The objective of the Sterling Partners' Short-Term Fixed Income Portfolio is to provide investors with a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity between 1 and 3 years. Investments in this Portfolio represent a middle ground between the risk associated with short-term money market accounts and longer term bond funds. Investors in this Portfolio seek incremental returns to money market accounts but do not want the down side exposure to longer term bond funds in a risky interest rate environment.

                              INVESTMENT POLICIES

    STERLING PARTNERS' BALANCED PORTFOLIO. The Sterling Partners' Balanced Portfolio incorporates within a single investment vehicle the three investment disciplines employed by the Adviser. The first discipline is that of determining the allocation of assets between common stocks and fixed income investments; the second provides for stock selection; and the third chooses among fixed income securities, including coupon bonds, zero coupon bonds and cash equivalents.

    The Adviser's asset allocation discipline recognizes the advantage of varying the asset mix among stocks and fixed income securities. The Portfolio is therefore not limited to the return, nor forced to accept the risks, of a single asset class. Instead, the Adviser's asset allocation process adjusts the mix among stocks, bonds, and cash equivalents in a logical, disciplined process designed to maximize the Portfolio's return and limit the volatility of that return.

    The Portfolio will normally be invested 50% in equities and 50% in fixed income securities. When risk levels in the equity market are believed by the Adviser to be low, equities will exceed 50% of Portfolio assets, but will not exceed 70%. When risk levels increase, the Portfolio's commitment to fixed income securities will exceed 50% but will not exceed 70%. However, at least 25% of the Portfolio's total assets will always be invested in fixed income senior securities including debt securities and preferred stocks.

    Individual equity securities are selected using approaches identical to those described below for the Sterling Partners' Equity Portfolio. Simply stated, the Adviser's stock selection is designed to identify equities priced at a discount from their estimated value.

    The fixed income portion of the Portfolio will be invested primarily in investment grade securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, mortgage-backed securities, asset-backed securities, and various short-term instruments such as commercial paper, U.S. Treasury bills, and certificates of deposit.

    Within the Portfolio, fixed income investments are regarded as opportunities for capital appreciation, as a source of liquidity and as a means to reduce overall portfolio volatility. The Adviser's fixed income strategy emphasizes quality and capital preservation. A detailed, ongoing analysis of the interest rate environment forms the foundation of the fixed income management decisions.

    STERLING   PARTNERS'  EQUITY  PORTFOLIO.    The  Sterling  Partners'  Equity
Portfolio seeks to achieve its objective by investing primarily in common stocks. The Portfolio may also invest in other equity related securities such as preferred stocks, convertible preferred stocks, convertible bonds, options, futures, rights, and warrants. However, at all times, the Portfolio's primary interest will be direct ownership of common equities.

    The stock selection process for the Sterling Partners' Equity Portfolio focuses on identifying undervalued companies. The Adviser defines undervalued companies as those selling at a low price relative to their future earnings potential. Using such screening parameters as current earnings, estimated growth rates, trends in analysts' earnings estimates, return on equity ratios, and other financial ratios, the Adviser screens several thousand companies to identify stocks selling at a discount to their estimated value. The list of potential investments is narrowed further by the use of traditional fundamental securities analysis. The Adviser conducts interviews with company managers and reviews the assessments and opinions of outside analysts and consultants. Typically, the Adviser invests in financially strong companies with below average price to earnings ratios and above average long-term earnings growth potential. Securities are sold when, in the Adviser's opinion, the shares become relatively overvalued or more attractive alternatives are found. It is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets (less than 10% under normal circumstances).

    Diversification will play an important role in achieving the Portfolio's objective. Under normal circumstances, ownership positions will be maintained in a wide variety of businesses operating in diverse sectors of the economy. The
Adviser anticipates that the majority of the investments will be in United States based companies. However, from time to time, shares of foreign based companies may also be purchased. The most common vehicle for such purchases will be American Depository Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, investments in foreign based companies will not comprise more than 20% of the Portfolio's assets.

    STERLING   PARTNERS'  SHORT-TERM  FIXED  INCOME  PORTFOLIO.    The  Sterling
Partners' Short-Term Fixed Income Portfolio seeks to achieve its objective by investing primarily in the following fixed income instruments:

    (1) Short-term and intermediate-term corporate debt securities rated A or better by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P");

    (2) U.S. Treasury and U.S. Government agency obligations;

    (3) Bank obligations, including certificates of deposit and bankers' acceptances;

    (4) Commercial paper rated A1 by S&P or Prime 1 by Moody's; and

    (5) Repurchase agreements collateralized by these securities.

    In an effort to minimize fluctuations in market value, the Sterling Partners' Short-Term Fixed Income Portfolio is expected to maintain an average weighted maturity between 1 and 3 years. The Sterling Partners' Short-Term Fixed Income Portfolio may also hold securities of foreign issuers provided such securities are denominated in U.S. dollars, and may invest in bond (interest rate) futures and options to a limited extent. See "Other Investment Policies" for a description of these and other investment practices of the Portfolio.

    With respect to the Sterling Partners' Short-Term Fixed Income and Balanced Portfolios, the Adviser reserves the right to retain securities which are downgraded by either Moody's or S&P or both, if in the Adviser's judgment, considering market conditions, the retention of such securities is warranted.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    From time to time, the Sterling Partners' Balanced, Sterling Partners' Equity and Sterling Partners' Short-Term Fixed Income Portfolios may invest a portion of their assets in the following money market instruments, consistent with each Portfolio's investment policies as set forth above.

    (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

        Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

        Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable to other debt securities which may be purchased by each Portfolio;

    (2) Commercial paper rated A1 or A2 by S&P or Prime 1 or Prime 2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

    (3) Short-term corporate obligations rated A or better by Moody's or by S&P;

    (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

    (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

    (6) Repurchase agreements collateralized by securities listed above.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS

    Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities. In addition, the Sterling Partners' Balanced, Sterling Partners' Equity and Sterling Partners' Short-Term Fixed Income

Portfolios may invest in repurchase agreements collateralized by certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments." In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer-banks before portfolio transactions are executed for each Portfolio.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


PORTFOLIO TURNOVER

    The Sterling Partners' Equity and Balanced Portfolios will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. However, it is expected that the annual portfolio turnover rate for the Sterling Partners' Equity and Balanced Portfolios will not exceed 100%. A rate of turnover of 100% would occur, for example, if all the securities held by a Portfolio were replaced within a period of one year. The Portfolios will not normally engage in short-term trading but each reserves the right to do so.

    The Sterling Partners' Short-Term Fixed Income Portfolio may have a high portfolio turnover rate due to the short maturities of the securities purchased. However, this high turnover rate should not increase the Portfolio's cost since brokerage commissions are not normally charged on the purchase or sale of fixed income securities. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Dividends, Capital Gains Distributions and Taxes" for more information on taxation. The tables set forth in "Financial Highlights" present the Portfolios historical portfolio turnover ratios.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

    Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement" or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. Each Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although a Portfolio may earn income on securities it has deposited in a segregated account.


    Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.

FUTURES CONTRACTS AND OPTIONS

    In order to remain fully invested and to reduce transaction costs, each Portfolio may utilize appropriate futures contracts and options to a limited extent. Specifically, the Sterling Partners' Balanced Portfolio may invest in stock and bond futures and interest rate futures contracts; the Sterling Partners' Equity Portfolio may invest in stock futures and options; and the Sterling Partners' Short-Term Fixed Income Portfolio may invest in bond, bond index, and interest rate futures and options thereon. For example, in order to remain fully exposed to the movements of the market, while maintaining liquidity to meet potential shareholder redemptions, a Portfolio may invest a portion of its assets in stock, bond or interest rate futures contracts. Because futures contracts only require a small initial margin deposit, a Portfolio would then be able to keep a cash reserve available to meet potential redemptions, while at the same time being effectively fully invested. Also, because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs.

    In addition, each Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as margin deposit to secure obligations under such contracts. A Portfolio will engage in futures and options transactions for hedging purposes only.

    The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures and options relating to the stocks and bonds purchased or sold by the Portfolio; and (ii) possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position which could have an adverse impact on a Portfolio's ability to hedge. In the opinion of the Directors, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.


RESTRICTED SECURITIES



    Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Certain restrictions applicable to each Portfolio limit their investment in securities that are illiquid by virtue of the absence of a readily available market or contractual restrictions on resale to no more than 10% of each Portfolio's net assets. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what would be considered fair value of such securities.



INVESTMENT COMPANIES



    As permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the

Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a majority of the outstanding voting securities of a Portfolio, as defined in the 1940 Act.



                             INVESTMENT LIMITATIONS



    Each Portfolio has adopted certain limitations designed to reduce its exposure to risk in specific situations. Some of these limitations are that a Portfolio will not:



    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);



    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    (c) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;



    (d) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;



    (e) make  loans  except  (i)  by  purchasing  bonds,  debentures  or similar obligations which are publicly distributed, (including repurchase agreements provided, however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of the Portfolio's total assets), and
        (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the Commission thereunder;



    (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or



    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.



    The investment limitations described here and in the Statement of Additional Information are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio of the Fund. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.


                             INVESTMENT SUITABILITY


    Each Portfolio is designed principally for the investments of high net worth individuals and institutional investors. Each Portfolio is also suitable for individual tax-deferred retirement plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers.


                               PURCHASE OF SHARES


    Shares of each Portfolio and Class may be purchased through any Service Agent having selling or service agreements with UAM Fund Distributors, Inc. (the "Distributor") without sales commission, at the net asset value per share next determined after an order is received by the Fund or the designated Service Agent. (See "Service and Distribution Plans" and "Valuation of Shares.") The minimum initial investment required is $100,000, with certain exceptions as may be determined from time to time by the Officers of the Fund. The Portfolios issue two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses, may in the future bear distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. See "Exchange Privilege." The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.


    Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. These may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.



    If you buy shares of a Portfolio through a Service Agent, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. (Eastern Time) and transmit it to the Fund's Transfer Agent, Chase Global Funds Services Company, (prior to the close of the Transfer Agent's business day) and the Distributor to receive that day's offering price with proper payment to the Fund to follow. Service Agents are responsible to their customers, the Fund and its Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.


INITIAL INVESTMENTS BY MAIL


    An account also may be opened with the assistance of your Service Agent by completing and signing an Account Registration Form, and forwarding it, together with a check payable to UAM FUNDS, INC. through your Service Agent to:



                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy (manually signed) of the Account Registration Form must be delivered to:


                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110



    Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's custodian bank, The Bank of New York (the "Custodian Bank"), by a Federal Reserve Bank) before acceptance by the Fund.


INITIAL INVESTMENTS BY WIRE

    Shares may also be purchased by wiring Federal Funds to the Custodian Bank (see instructions below). In order to insure proper crediting of the Federal Funds wire, it is important to follow these steps:


    (a) Your Service Agent should telephone the Fund's transfer agent (the "Transfer Agent") (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the name of the Portfolio (Service Class Shares), the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number will then be provided to you;

    (b) Instruct your bank to wire the specified amount to the Custodian Bank;


                                  The Bank of New York
                                  New York, NY 10286
                                   ABA #0210-0023-8
                                 DDA Acct. #001-23-072
                                 F/B/O UAM Funds, Inc.
                                  Ref: Portfolio Name
                   -------------------------- (Service Class Shares)
                                  Your Account Number
                              --------------------------
                                   Your Account Name

                              --------------------------

    (c) A completed Account Registration Form must be forwarded to the Fund and the Distributor at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment is $1,000) by purchasing shares at net asset value through your Service Agent or by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, Class of Shares, and the name of the Portfolio of which shares are to be purchased are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


OTHER PURCHASE INFORMATION


    Non-securities dealer Service Agents may receive transaction fees that are the same as distribution fees paid to dealers.


    The Fund reserves the right, in its sole discretion, to suspend the offering of shares or reject purchase orders of each Class or Portfolio when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

    Purchases of shares will be made in full and fractional shares of the appropriate Class calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

IN-KIND PURCHASES


    If accepted by the Fund, shares may be purchased in exchange for securities which are eligible for acquisition by the Portfolio being purchased, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "Valuation of Shares" at the time of the next determination of net asset value after such acceptance. Shares issued in exchange for securities will be issued at the relevant net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included in the Portfolio and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and (3) the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

    Shares may be redeemed by mail or telephone, at any time, without cost, at their net asset value next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the relevant Portfolio.

BY MAIL

    Shares will be redeemed at the net asset value next determined after the request is received in "good order". Your request should be addressed to:


                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798



or to your Service Agent.


    "Good order" means that the request to redeem shares must include the following documentation:

    (a) The stock certificates, if issued;

    (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any required signature  guarantees (see  "Signature Guarantees"  below);
        and

    (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should contact the UAM Funds Service Center.


SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


    To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission").

    If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                         SERVICE AND DISTRIBUTION PLANS


    Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Service Agent directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent, as the case may be, for payments made at an annual rate of up to .25 of 1% of the average daily value of Service Class Shares of the Sterling Portfolios owned by clients of such Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund Service Class Shares as the Commission construes such term under Rule 12b-1. The fees payable for Servicing are payable without regard to actual expenses incurred, subject to adjustment of the fee prospectively to reflect actual expenses.



    Servicing may include, among other things, one or more of the following rendered with respect to Service Class Shares or shareholders: answering client inquiries regarding the Fund; assisting clients in changing dividend options, account designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and record; processing purchase and redemption transactions; investing client cash account balances automatically in Fund Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arranging for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.



    The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will be engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the Servicing of such shareholders would be sought.


    The Distributor promotes the distribution of the Service Class Shares of the Fund in accordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

    The Distribution Plan and the Service Plan (together, the "Plans") were approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b-1 Directors"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Directors, or by the vote of a majority of the outstanding voting securities of the Service Class Shares.

    While the Plans continue in effect, the selection of the 12b-1 Directors is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed 0.75% per annum of that Portfolio's net assets. The Board has currently limited payments under the Plans to 0.50% per anum of a Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making any payments under the Distribution Plan. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Service Class Shares and for the printing of prospectuses sent to prospective purchasers of the Service Class Shares of the Sterling Portfolios.


    Although the Plans may be amended by the Board of Directors, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the class involved. The total amounts paid with respect to a class of shares of a Portfolio under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Directors quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.



    In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation ("UAM"), the parent company of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolios.



    The Adviser and the Distributor also participate, at the date of this Prospectus, in an arrangement with one Service Agent, Interstate/Johnson Lane, under which that organization provides marketing and shareholder services and the Adviser makes payments to it of amounts equal in the first year after an investment (declining in the second, third and fourth years), to amounts which represent up to 50% of the advisory fee payable (without regard to any expense limitation in effect at that time) in respect of Fund assets held by eligible customer accounts.


                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Service Class Shares of each Sterling Portfolio of the Fund may be exchanged for Service Class Shares of any other Sterling Portfolio offering such shares. In addition, Service Class Shares of each Sterling Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.



    Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.



    Exchange requests may be made by mail, telephone or through a Service Agent. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) for the Sterling Partners' Portfolios will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. For additional information regarding responsibility for the authenticity of telecopied instructions, see "Redemption of Shares -- By Telephone" above.

    For Federal income tax purposes, an exchange between Funds is a taxable event, and accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person by writing to the UAM Funds, at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "Redemption of Shares" for a definition of "good order.")


                              VALUATION OF SHARES

    The net asset value of each Class of Shares is determined by dividing the sum of the total market value of the underlying Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Class. For each class of the Sterling Partners' Balanced, Sterling Partners'
Equity and Sterling Partners' Short-Term Fixed Income Portfolios, net asset value per share is determined as of the 4:00 p.m. close of the NYSE on each day that the NYSE is open for business. The per share net asset value of the Service Class Shares may be lower than the per share net asset value of the Institutional Class Shares reflecting the daily expense accruals of the shareholder servicing fee and any distribution and transfer agency fees applicable to the Service Class Shares.


    Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities are valued at the last quoted sale price on the day the valuation is made. In addition, unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and ask price at the close of the NYSE on each day that the NYSE is open for business.


    Bonds and other fixed income securities are valued according to the broadest and most representative market which will ordinarily be the over the counter market. Net asset value includes interest on fixed income securities which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 value days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    The Sterling Partners' Short-Term Fixed Income Portfolio declares dividends daily and distributes substantially all of its net investment income monthly for both of its Classes of Shares. The other two Sterling Partners' Portfolios will normally distribute substantially all of their net investment income to shareholders in the form of quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute such gains with the last dividend for the fiscal year. The per share dividends and distributions on Service Class Shares generally will be lower than the per share dividends and distributions on Institutional Class Shares as a result of the shareholder servicing, distribution and any transfer agency fees applicable to the Service Class Shares.

    Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, for each Portfolio except the Sterling Partners' Short-Term Fixed Income Portfolio, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    Each Portfolio's dividend and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

    Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and if it qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. Dividends, either in cash or reinvested in shares, paid by a Portfolio from net investment income will be taxable to shareholders as ordinary income. In the case of the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios, such dividends will generally qualify in part for the 70% dividends received deduction for corporations, but the portion of the dividends so qualified depends on the ratio of the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources to the total taxable income of the Portfolio, exclusive of long-term capital gains.

    Whether paid in cash or additional shares of the Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    Exchanges and redemptions of shares in a Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.


    Each Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, each Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in October, November, or December to shareholders of record in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.


    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS identification regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding, or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Portfolios. Shareholders should consult with their tax advisers with respect to the tax status of such distributions in their state and locality.

                               INVESTMENT ADVISER


    The investment adviser to the Sterling Portfolios, Sterling Capital Management Company, is a North Carolina corporation formed in 1970 and located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202. The Adviser is a wholly owned subsidiary of United Asset Management Corporation and provides investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. The Adviser currently has over $1.4 billion in assets under management.



    Since 1982, the Adviser has been involved with the distribution of the North Carolina Capital Management Trust, a money market mutual fund offered exclusively to public units in the state, the first such fund to be registered with the Commission. The asset value of this fund is currently over $1.8 billion.

    An investment policy committee is responsible for the day-to-day management of each Portfolio's investments.

    Under Investment Advisory Agreements (the "Advisory Agreements") with the Fund, dated as of March 8, 1991 and November 25, 1991, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objectives and policies of the Sterling Portfolios, manages the investment and reinvestment of the assets of the Sterling Portfolios. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's Sterling Portfolios and to place purchase and sales orders for the Sterling Portfolios.

    As compensation for the services rendered by the Adviser under the Advisory Agreements, the Sterling Portfolios pay the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rate to the Sterling Portfolios' average daily net assets for the month:

Sterling Partners' Balanced Portfolio...................................      0.750%
Sterling Partners' Equity Portfolio.....................................      0.750%
Sterling Partners' Short-Term Fixed Income Portfolio....................      0.500%


    The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Portfolios, if necessary, in order to keep (i) the Sterling Partners' Balanced Portfolio Institutional Service Class Shares from exceeding 1.36% of its average daily net assets; (ii) the Sterling Partners' Equity Portfolio Institutional Service Class Shares from exceeding 1.24% of its average daily net assets and (iii) the Sterling Partners' Short-Term Fixed Income Portfolio Institutional Service Class Shares from exceeding 0.675% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfolio.


                            ADMINISTRATIVE SERVICES


    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement (the "Administration Agreement") dated as of December 16, 1991. The services provided under this Administration Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under Federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108-3913. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not effect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Administration Agreement, as amended on February 1, 1994, the Fund will pay the Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; and 0.06 of 1% of the aggregate net assets in excess of $3 billion. The fees are allocated among the Portfolios on the bases of their relative assets and are subject to a graduated minimum fee schedule per portfolio, which rises from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement (except as described under "Service and Distribution Plans" above). The Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to stockholders.


                             PORTFOLIO TRANSACTIONS

    The Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Sterling Portfolios and direct the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.


    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through intermediate brokers or dealers that market shares of the Fund. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.


    Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios. The Directors of the Fund may create additional Portfolios and Classes of shares of the Fund in the future at their discretion.



    The shares of each Portfolio of the Fund are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and may bear expenses related to the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not hold annual meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS


    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.


REPORTS


    Shareholders receive unaudited semiannual financial statements and annual financial statements audited by Price Waterhouse LLP.


SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*          Director  and  Executive Vice  President of  the Fund;  President of
1133 Avenue of the Americas  Regis Retirement Plan Services, since 1993; Former President of  UAM
New York, NY 10036           Fund   Distributors,   Inc.;   Formerly   responsible   for  Defined
                             Contribution Plan Services at a division of the Equitable Companies,
                             Dreyfus Corporation and Merrill Lynch.
JOHN T. BENNETT, JR.         Director of  the  Fund;  President of  Squam  Investment  Management
College Road -- RFD 3        Company Inc. and Great Island Investment Company, Inc.; President of
Meredith, NH 03253           Bennett Management Company from 1988 to 1993.
J. EDWARD DAY                Director  of the Fund;  Retired Partner in  the Washington office of
5804 Brookside Drive         the law firm  Squire, Sanders  & Dempsey;  Director, Medical  Mutual
Chevy Chase, MD 20815        Liability  Insurance Society of Maryland;  Formerly, Chairman of The
                             Montgomery County, Maryland, Revenue Authority.
PHILIP D. ENGLISH            Director of  the  Fund; President  and  Chief Executive  Officer  of
16 West Madison Street       Broventure   Company,  Inc.;  Chairman  of   the  Board  of  Chektec
Baltimore, MD 21201          Corporation and Cyber Scientific, Inc.
WILLIAM A. HUMENUK           Director of the Fund; Partner in the Philadelphia office of the  law
4000 Bell Atlantic Tower     firm Dechert Price & Rhoads; Director, Hofler Corp.
1717 Arch Street
Philadelphia, PA 19103
NORTON H. REAMER*            Director,  President  and  Chairman of  the  Fund;  President, Chief
One International Place      Executive  Officer   and  Director   of  United   Asset   Management
Boston, MA 02110             Corporation;  Director, Partner or Trustee of each of the Investment
                             Companies of the Eaton Vance Group of Mutual Funds.
PETER M. WHITMAN, JR.*       Director of  the Fund;  President and  Chief Investment  Officer  of
One Financial Center         Dewey  Square Investors Corporation ("DSI") since 1988; Director and
Boston, MA 02111             Chief  Executive  Officer  of  H.T.  Investors,  Inc.,  formerly   a
                             subsidiary of DSI.
WILLIAM H. PARK*             Vice  President and Assistant Treasurer  of the Fund; Executive Vice
One International Place      President and  Chief Financial  Officer of  United Asset  Management
Boston, MA 02110             Corporation.
ROBERT R. FLAHERTY*          Treasurer of the Fund; Manager of Fund Administration and Compliance
73 Tremont Street            of  the Administrator since  March 1995; formerly  Senior Manager of
Boston, MA 02108             Deloitte & Touche LLP from 1985 to 1995.
KARL O. HARTMANN*            Secretary of the Fund; Senior Vice President and General Counsel  of
73 Tremont Street            Administrator;  Senior Vice President, Secretary and General Counsel
Boston, MA 02110             of Leland, O'Brien, Rubinstein Associates, Inc., from November  1990 to November 1991.
HARVEY M. ROSEN*             Assistant   Secretary  of   the  Fund;  Senior   Vice  President  of
73 Tremont Street            Administrator.
Boston, MA 02108


--------------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                                   UAM FUNDS



                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   PROSPECTUS
                            DATED FEBRUARY 29, 1995
                               Investment Adviser
                      STERLING CAPITAL MANAGEMENT COMPANY
                             One First Union Center
                       301 S. College Street, Suite 3200
                              Charlotte, NC 28202
                                 (704) 372-8670

--------------------------------------------------------------------------------


                                  Distributor
                          UAM FUNDS DISTRIBUTORS, INC.
                              211 Congress Street
                                Boston, MA 02110


                               TABLE OF CONTENTS

                                                      PAGE
                                                    ---------
Fund Expenses.....................................      2
Prospectus Summary................................      3
Risk Factors......................................      3
Performance Calculations..........................      3
Investment Objectives.............................      4
Investment Policies...............................      4
Other Investment Policies.........................      6
Investment Limitations............................      9
Investment Suitability............................      9
Purchase of Shares................................      9
Redemption of Shares..............................     12

                                                      PAGE
                                                    ---------
Service and Distribution Plans....................     13
Shareholder Services..............................     14
Valuation of Shares...............................     15
Dividends, Capital Gains Distributions and
 Taxes............................................     15
Investment Adviser................................     16
Administrative Services...........................     17
Distributor.......................................     17
Portfolio Transactions............................     18
General Information...............................     18
Directors and Officers............................     20


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   PART B


                                 UAM FUNDS
                       STERLING PARTNERS' PORTFOLIOS
                    STATEMENT OF ADDITIONAL INFORMATION
                             FEBRUARY 28, 1996


     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Sterling Partners' Portfolios' Institutional Class Shares dated February 28, 1996 and the Prospectus relating to the Institutional Service Class Shares (the "Service Class Shares") dated February 28, 1996. To obtain a Prospectus, please call the UAM Funds Service Center:


                                 1-800-638-7983


                                TABLE OF CONTENTS




                                                                        PAGE
                                                                        ----
Investment Objectives and Policies. . . . . . . . . . . . . . . . . .     2
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . .     4
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . .     4
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . .     5
Investment Limitations. . . . . . . . . . . . . . . . . . . . . . . .     6
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . .     6
Investment Adviser. . . . . . . . . . . . . . . . . . . . . . . . . .     8
Service and Distribution Plans. . . . . . . . . . . . . . . . . . . .     9
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . .    11
Administrative Services . . . . . . . . . . . . . . . . . . . . . . .    11
Performance Calculations. . . . . . . . . . . . . . . . . . . . . . .    11
General Information . . . . . . . . . . . . . . . . . . . . . . . . .    15
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . .    16
Appendix - Description of Securities and Ratings. . . . . . . . . . .   A-1

                          INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the Sterling Partners' Equity, Sterling Partners' Balanced and Sterling Partners' Short-Term Fixed Income Portfolios (the "Sterling Partners' Portfolios") as set forth in the Sterling Partners' Prospectuses:

FUTURES CONTRACTS

     Each Portfolio may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so.
It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

                             PURCHASE OF SHARES

     Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 with certain exceptions as may be determined from time to time by officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                            REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

     SIGNATURE GUARANTEES - To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                               SHAREHOLDER SERVICES

     The following supplements the information set forth under "Shareholder Services" in the Sterling Partners' Prospectuses:

EXCHANGE PRIVILEGE

     Institutional Class Shares of each Sterling Portfolio may be exchanged for Institutional Class Shares of the other Sterling Portfolios and Service Class Shares of each Sterling Portfolio may be exchanged for Service Class Shares of the other Sterling Portfolios. In addition, Institutional Class Shares of each Sterling Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Sterling Portfolios - Institutional Class Shares Prospectus.) Service Class Shares of each Sterling Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     Each Sterling Partners' Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Sterling Partners' Portfolio will not:

     (1)  invest in commodities;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3)  purchase on margin or sell short;

     (4) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (6) invest for the purpose of exercising control over management of any company;

     (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

     (8) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                              MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Sterling Partners' Prospectuses. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.



-------------------------------------------------------------------------------------------------------
     (1)                    (2)               (3)                    (4)                  (5)

                                            Pension or                             Total Compensation
                          Aggregate     Retirement Benefits    Estimated Annual    from Registrant and
Name of Person,         Compensation     Accrued as Part of      Benefits Upon      Fund Complex Paid
  Position            From Registrant      Fund Expenses           Retirement          to Directors
-------------------------------------------------------------------------------------------------------

John T. Bennett, Jr.
Director                 $24,435               0                       0                 $26,750

J. Edward Day
Director                 $24,435               0                       0                 $26,750

Philip D. English
Director                 $24,435               0                       0                 $26,750

William A. Humenuk
Director                 $24,435               0                       0                 $26,750




PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

     STERLING PARTNERS' BALANCED PORTFOLIO: The Chase Manhattan Bank, N.A., Trustee for Georgia Marble Co., Profit Sharing Plan, 770 Broadway, New York, NY, 7%*; The Chase Manhattan Bank, N.A., Trustee for the J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan 770 Broadway, New York, NY, 7%*; The Chase Manhattan Bank, N.A., Trustee for Employee Savings Plan & Trust of Bowers Fibers, Inc., 770 Broadway, New York, NY, 6%*; The Chase Manhattan Bank, N.A., Trustee for the IRA Rollover of Dr. Harry K. Daugherty, 1245 Wareham Court, Charlotte, NC, 5%* and; Hartnat & Co., Nalle Clinic, P.O. Box 4044, Boston, MA, 5%*.

     Sterling Partners' Equity Portfolio: The Chase Manhattan Bank, N.A., Trustee for Georgia Marble Co. Profit Sharing Plan, 770 Broadway, New York, NY, 16%*; H. Keith Brunnemer, Jr., Michael Peeler Fund, c/o Brunnemer & Company, 227
W. Trade Street, Suite 1510, Charlotte, NC, 10%; Hartnat & Co., Smith Anderson, P.O. Box 4044, Boston, MA, 7%* and The Chase Manhattan Bank, N.A., Trustee for the J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan, 770 Broadway, New York, NY, 6%*.

     Sterling Partners' Short-Term Fixed Income Portfolio: The Chase Manhattan Bank, N.A., Trustee for Princess House Inc. 401(k) Plan, 770 Broadway, New York, NY, 10%*; The Chase Manhattan Bank, N.A., Trustee for the J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan 770 Broadway, New York, NY, 8%*; Hartnat & Co., P.O. Box 4044, Boston, MA, 7%*; W. Olin Nisbet, Jr., Family Limited Partnership, c/o Beth Reigel, 1614 Beverly Drive, Charlotte, NC, 7%; Betty K. Love, 2496 Old Lexington Road, Asheboro, NC, 5% and The Chase Manhattan Bank, N.A., Trustee for the IRA Rollover of Angus M. McBryde, Jr., M.D., 210 Rochester Road, Mobile, AL, 5%*.

__________

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

     Sterling Capital Management Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

     The Adviser's philosophy focuses on long-term growth and capital preservation utilizing common stock and fixed income securities. The Adviser's equity philosophy is to maintain a well-diversified portfolio of high quality stocks selling at reasonable prices. Although the Adviser is a value-oriented manager, they believe that earnings improvement is the catalyst required to unlock value. As a result, the Adviser's process is highly focused on fundamental analysis. Improvement in fundamentals is a central consideration in all buy decisions. Just as important, fundamental deterioration is the primary consideration in the Adviser's highly-developed sell discipline. The Adviser's short-term fixed income philosophy is focused on capital preservation and liquidity. The Adviser spends a significant amount of time reviewing issuer credit quality to ensure the Portfolio holds only stable-to-improving issuer obligations. The average maturity of the Portfolio is adjusted from time to time to take advantage of trends in interest rates. The overall focus of the Portfolio is to preserve capital while producing a competitive rate of return.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Nalle Clinic, Nucor Corp., McDevitt Street Bovis, ENT Associates, Dean Witter, Reynolds Inc., Walter Industries, Inc., Street Enterprises, Inc., Georgia Marble Corp., Cheraw Yarn Mills, Sanger Clinic, Adobe Systems, Inc., Paychex, Inc., Belk Store Services, Davidson College and Lakeland Regional Medical Center.

     It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreements, each Sterling Partners' Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to all of the Sterling Partners' Portfolios' average daily net assets for the month:


                                                             Rate

     Sterling Partners' Balanced Portfolio  . . . . . . .    0.75%
     Sterling Partners' Equity Portfolio  . . . . . . . .    0.75%
     Sterling Partners' Short-Term Fixed Income Portfolio    0.50%

     For the fiscal years ended October 31, 1993, 1994 and 1995, Sterling Partners' Equity Portfolio paid advisory fees of approximately $27,000, $89,000 and $137,000, respectively. During thes period, the Adviser voluntarily waived advisory fees of approximately $67,000, $67,000 and $60,000, respectively.

     For the fiscal years ended October 31, 1993, 1994 and 1995, Sterling Partners' Balanced Portfolio paid advisory fees of approximately $328,000, $423,000 and $490,000, respectively.

     For the fiscal years ended October 31, 1993, 1994 and 1995, Sterling Partners' Short-Term Fixed Income Portfolio paid advisory fees of approximately $0, $1,000 and $15,000, respectively. During these periods, the Adviser voluntarily waived advisory fees of approximately $80,000, $114,000 and $105,000, respectively.

                         SERVICE AND DISTRIBUTION PLANS

     As stated in the Portfolios' Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Organizations"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of 0.25 of 1% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Organization for the benefit of its Customers. Such services include:

(a)  acting as the sole shareholder of record and nominee for beneficial owners;

(b)  maintaining account record for such beneficial owners of the Fund's shares;

(c)  opening and closing accounts;

(d) answering questions and handling correspondence from shareholders about their accounts;

(e)  processing shareholder orders to purchase, redeem and exchange shares;

(f) handling the transmission of funds representing the purchase price or redemption proceeds;

(g) issuing confirmations for transactions in the Fund's shares by shareholders;

(h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

(i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

(j)  providing account maintenance and accounting support for all transactions;
     and

(k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Organization, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Organization is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Organizations and the purposes for which the expenditures were made. In addition, arrangements with Service Organizations must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Directors has approved the arrangements with Service Organizations based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Organizations must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). So long as the arrangements with Service Organizations are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Ddirectors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. The Sterling Partners' Portfolios Service Class Shares have not been offered prior to the date of this Statement.

     Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

     Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

     In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the Sterling Partners' Equity Portfolio, Sterling Partners' Balanced Portfolio and Sterling Partners' Short-Term Fixed Income Portfolio totaled approximately $54,000, $60,000 and $40,000, respectively. The basis of the fees paid to the Administrator for the 1993 fiscal years was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled
0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal years ended October 31, 1994 and October 31, 1995, administrative services fees paid to the Administrator by the Sterling Partners' Equity, Balanced and Short-Term Fixed Income Portfolios totaled $66,000 and $76,000, $72,000 and $82,000, and $74,000 and $80,000, respectively. The services provided by the Administrator and the basis of the current fees payable to the Administrator for the 1994 and 1995 fiscal years are described in the Portfolios' Prospectuses.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     Each Portfolio may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolio.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Portfolio be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Portfolio are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Portfolio to compute or express performance follows.

TOTAL RETURN

     The average annual total return of the Sterling Partners' Portfolios is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Sterling Partners' Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

     The average annual total rates of return for the Institutional Class Shares of the Sterling Partners' Portfolios from inception on the date of the Financial Statements included herein are as follows:



                                                              SINCE INCEPTION
                                         ONE YEAR ENDED     THROUGH YEAR ENDED
                                        OCTOBER 31, 1995      OCTOBER 31, 1995     INCEPTION DATE
                                        ----------------    ------------------     --------------
Sterling Partners' Balanced Portfolio        14.23%                8.60%               3/15/91
Sterling Partners' Equity Portfolio          16.61%               10.67%               5/15/91
Sterling Partners' Short-Term Fixed
  Income Portfolio                            8.16%                5.09%               2/10/92



     These figures were calculated according to the following formula:

              n
     P (1 + T)   = ERV

where:

     P   =  a hypothetical initial payment of $1,000
     T   =  average annual total return
     n   =  number of years
     ERV =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     Service Class Shares of the Sterling Partners' Portfolios were not offered as of October 31, 1995. Accordingly, no total return figures are available.

YIELD

     Current yield reflects the income per share earned by a Portfolio's investments. Since Service Class Shares of the Sterling Partners' Short-Term Fixed Income Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares of the Portfolio.

     The current yield of the Sterling Partners' Short-Term Fixed Income Portfolio is determined by dividing the net investment income per share earned during a 30- day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Sterling Partners' Short-Term Fixed Income Portfolio for the 30-day period ended October 31, 1995 was 5.44%.

     This figure was obtained using the following formula:

                          6
     Yield = 2[(a - b + 1)  - 1]
                -----
                 cd
where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

     Service Class Shares of the Sterling Partners' Short-Term Fixed Income Portfolio were not offered as of October 31, 1995. Accordingly, no yield figure is available.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

     (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e)  Lipper - Mutual Fund Performance Analysis and Lipper - Fixed
          Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f)  Morgan Stanley Capital International EAFE Index and World
          Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better.
          U.S. Treasury/agency issues and mortgage passthrough securities.

     (k) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (l)  The Lehman Brothers 1-3 Year Government Bond Index - The
          Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues with maturities of one to three years) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with maturities of one to three years). The Lehman Brothers Bond Indices include fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's Corporation, or Fitch Investors Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

     (m) The Salomon Brothers 3 Month T-Bill Average - The average return for all treasury bills for the previous three month period.

     (n) The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (o) Lehman Brothers Government/Corporate Bond Index - is an unmanaged index composed of approximately 5,000 publicly issued, fixed rate, non-covertible corporate and U.S. Government debt rated "Baa" or better, with at least one year to maturity and at least $1 million par value outstanding. It is a market value-weighted price index, in which the relative importance of each issue is proportional to its aggregate market value. The percentage change between one month's total market value and the next, plus one twelfth of the current yield, results in monthly total return. The rates of return reflect total return, with interest reinvested.

     (p) Donoghue's Money Fund Average is an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     (q) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index composed of all outstanding U.S. Treasury issues maturing within one to three years.

     (r) The Merrill Lynch 1-3 Year Corporate Index is an unmanaged index composed of all outstanding public issues with a quality rating BBB3 - AAA maturing within one to three years.

     (s) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (t) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

     (u) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (v) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, 65% Standard & Poor's 500 Stock Index and

          35% Salomon Brothers High Grade Bond Index; 60% Standard & Poor's 500 Stock Index and 40% Lehman Brothers Government/Corporate Bond Index and 50% Standard & Poor's 500 Stock Index, 45% Lehman Brothers Intermediate Government/Corporate Index and 5% Salomon Brothers 3 Month T-Bill Index.

     (w)  CDA Mutual Fund Report, published by CDA Investment
          Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (x) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     (y)  Financial publications: Business Week, Changing Times,
          Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

     (z) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (aa) Stocks, Bonds, Bills and Inflation, published by
          Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (bb) Savings and Loan Historical Interest Rates - as published by the U.S. Savings and Loan League Fact Book.

     (cc) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at the UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

     Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                           FINANCIAL STATEMENTS

     The Financial Statements of the Institutional Class Shares of the Sterling Partners' Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number: 0000950109-96-000061), are incorporated by reference.

               APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa - judged to be the best quality; carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB
- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. COMMERCIAL PAPER

     A Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                                      PART B


                                     UAM FUNDS
                           STERLING PARTNERS' PORTFOLIOS
                        STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 28, 1996


     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Sterling Partners' Portfolios' Institutional Class Shares dated February 28, 1996 and the Prospectus relating to the Institutional Service Class Shares (the "Service Class Shares") dated February 28, 1996. To obtain a Prospectus, please call the UAM Funds Service Center:


                                  1-800-638-7983


                                TABLE OF CONTENTS




                                                                           PAGE
                                                                           ----
Investment Objectives and Policies.........................................  2
Purchase of Shares.........................................................  4
Redemption of Shares.......................................................  4
Shareholder Services.......................................................  5
Investment Limitations.....................................................  6
Management of the Fund.....................................................  6
Investment Adviser.........................................................  8
Service and Distribution Plans.............................................  9
Portfolio Transactions.....................................................  11
Administrative Services....................................................  11
Performance Calculations...................................................  11
General Information........................................................  15
Financial Statements.......................................................  16
Appendix - Description of Securities and Ratings...........................  A-1

                      INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the Sterling Partners' Equity, Sterling Partners' Balanced and Sterling Partners' Short-Term Fixed Income Portfolios (the "Sterling Partners' Portfolios") as set forth in the Sterling Partners' Prospectuses:

FUTURES CONTRACTS

     Each Portfolio may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so.
It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the payments.

                              PURCHASE OF SHARES

     Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 with certain exceptions as may be determined from time to time by officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

     SIGNATURE GUARANTEES - To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                           SHAREHOLDER SERVICES

     The following supplements the information set forth under "Shareholder Services" in the Sterling Partners' Prospectuses:

EXCHANGE PRIVILEGE

     Institutional Class Shares of each Sterling Portfolio may be exchanged for Institutional Class Shares of the other Sterling Portfolios and Service Class Shares of each Sterling Portfolio may be exchanged for Service Class Shares of the other Sterling Portfolios. In addition, Institutional Class Shares of each Sterling Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Sterling Portfolios - Institutional Class Shares Prospectus.) Service Class Shares of each Sterling Portfolio may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                              INVESTMENT LIMITATIONS

     Each Sterling Partners' Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Sterling Partners' Portfolio will not:

     (1)  invest in commodities;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3)  purchase on margin or sell short;

     (4) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;


     (5) underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (6) invest for the purpose of exercising control over management of any company;

     (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

     (8) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                           MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Sterling Partners' Prospectuses. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors.
The Fund's officers and employees are paid by either the Adviser, United
Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.


------------------------------------------------------------------------------------------------------------------
      (1)                     (2)                      (3)                     (4)                   (5)

                                                    Pension or                                Total Compensation
                            Aggregate            Retirement Benefits     Estimated Annual     from Registrant and
Name of Person,            Compensation          Accrued as Part of       Benefits Upon      Fund Complex Paid to
  Position                From Registrant          Fund Expenses           Retirement             Directors
------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Director                     $24,435                     0                       0                 $26,750

J. Edward Day
Director                     $24,435                     0                       0                 $26,750

Philip D. English
Director                     $24,435                     0                       0                 $26,750

William A. Humenuk
Director                     $24,435                     0                       0                 $26,750


PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

     STERLING PARTNERS' BALANCED PORTFOLIO: The Chase Manhattan Bank, N.A., Trustee for Georgia Marble Co., Profit Sharing Plan, 770 Broadway, New York, NY, 7%*; The Chase Manhattan Bank, N.A., Trustee for the J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan 770 Broadway, New York, NY, 7%*; The Chase Manhattan Bank, N.A., Trustee for Employee Savings Plan & Trust of Bowers Fibers, Inc., 770 Broadway, New York, NY, 6%*; The Chase Manhattan Bank, N.A., Trustee for the IRA Rollover of Dr. Harry K. Daugherty, 1245 Wareham Court, Charlotte, NC, 5%* and; Hartnat & Co., Nalle Clinic, P.O. Box 4044, Boston, MA, 5%*.

     Sterling Partners' Equity Portfolio: The Chase Manhattan Bank, N.A., Trustee for Georgia Marble Co. Profit Sharing Plan, 770 Broadway, New York, NY, 16%*; H. Keith Brunnemer, Jr., Michael Peeler Fund, c/o Brunnemer & Company, 227
W. Trade Street, Suite 1510, Charlotte, NC, 10%; Hartnat & Co., Smith Anderson, P.O. Box 4044, Boston, MA, 7%* and The Chase Manhattan Bank, N.A., Trustee for the J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan, 770 Broadway, New York, NY, 6%*.

     Sterling Partners' Short-Term Fixed Income Portfolio: The Chase Manhattan Bank, N.A., Trustee for Princess House Inc. 401(k) Plan, 770 Broadway, New York, NY, 10%*; The Chase Manhattan Bank, N.A., Trustee for the J.C. Steele & Sons, Inc., Retirement & Profit Sharing Plan 770 Broadway, New York, NY, 8%*; Hartnat & Co., P.O. Box 4044, Boston, MA, 7%*; W. Olin Nisbet, Jr., Family Limited Partnership, c/o Beth Reigel, 1614 Beverly Drive, Charlotte, NC, 7%; Betty K. Love, 2496 Old Lexington Road, Asheboro, NC, 5% and The Chase Manhattan Bank, N.A., Trustee for the IRA Rollover of Angus M. McBryde, Jr., M.D., 210 Rochester Road, Mobile, AL, 5%*.

__________

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

     The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                            INVESTMENT ADVISER

CONTROL OF ADVISER

     Sterling Capital Management Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

     The Adviser's philosophy focuses on long-term growth and capital preservation utilizing common stock and fixed income securities. The Adviser's equity philosophy is to maintain a well-diversified portfolio of high quality stocks selling at reasonable prices. Although the Adviser is a value-oriented manager, they believe that earnings improvement is the catalyst required to unlock value. As a result, the Adviser's process is highly focused on fundamental analysis. Improvement in fundamentals is a central consideration in all buy decisions. Just as important, fundamental deterioration is the primary consideration in the Adviser's highly-developed sell discipline. The Adviser's short-term fixed income philosophy is focused on capital preservation and liquidity. The Adviser spends a significant amount of time reviewing issuer credit quality to ensure the Portfolio holds only stable-to-improving issuer obligations. The average maturity of the Portfolio is adjusted from time to time to take advantage of trends in interest rates. The overall focus of the Portfolio is to preserve capital while producing a competitive rate of return.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Nalle Clinic, Nucor Corp., McDevitt Street Bovis, ENT Associates, Dean Witter, Reynolds Inc., Walter Industries, Inc., Street Enterprises, Inc., Georgia Marble Corp., Cheraw Yarn Mills, Sanger Clinic, Adobe Systems, Inc., Paychex, Inc., Belk Store Services, Davidson College and Lakeland Regional Medical Center.

     It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreements, each Sterling Partners' Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to all of the Sterling Partners' Portfolios' average daily net assets for the month:


                                                                   Rate

Sterling Partners' Balanced Portfolio  . . . . . . . . . . . . . . 0.75%
Sterling Partners' Equity Portfolio  . . . . . . . . . . . . . . . 0.75%
Sterling Partners' Short-Term Fixed Income Portfolio . .  . .  . . 0.50%

     For the fiscal years ended October 31, 1993, 1994 and 1995, Sterling Partners' Equity Portfolio paid advisory fees of approximately $27,000, $89,000 and $137,000, respectively. During thes period, the Adviser voluntarily waived advisory fees of approximately $67,000, $67,000 and $60,000, respectively.

     For the fiscal years ended October 31, 1993, 1994 and 1995, Sterling Partners' Balanced Portfolio paid advisory fees of approximately $328,000, $423,000 and $490,000, respectively.

     For the fiscal years ended October 31, 1993, 1994 and 1995, Sterling Partners' Short-Term Fixed Income Portfolio paid advisory fees of approximately $0, $1,000 and $15,000, respectively. During these periods, the Adviser voluntarily waived advisory fees of approximately $80,000, $114,000 and $105,000, respectively.

                            SERVICE AND DISTRIBUTION PLANS

     As stated in the Portfolios' Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Organizations"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of such Fund's payment of 0.25of 1% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Organization for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account record for such beneficial owners of the Fund's shares;

     (c)  opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e)  processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Organization, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Organization is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Organizations and the purposes for which the expenditures were made. In addition, arrangements with Service Organizations must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Directors has approved the arrangements with Service Organizations based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Organizations must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). So long as the arrangements with Service Organizations are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Ddirectors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. The Sterling Partners' Portfolios Service Class Shares have not been offered prior to the date of this Statement.

     Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

     Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

     In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the Sterling Partners' Equity Portfolio, Sterling Partners' Balanced Portfolio and Sterling Partners' Short-Term Fixed Income Portfolio totaled approximately $54,000, $60,000 and $40,000, respectively. The basis of the fees paid to the Administrator for the 1993 fiscal years was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled
0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal years ended October 31, 1994 and October 31, 1995, administrative services fees paid to the Administrator by the Sterling Partners' Equity, Balanced and Short-Term Fixed Income Portfolios totaled $66,000 and $76,000, $72,000 and $82,000, and $74,000 and $80,000, respectively. The services provided by the Administrator and the basis of the current fees payable to the Administrator for the 1994 and 1995 fiscal years are described in the Portfolios' Prospectuses.

                             PERFORMANCE CALCULATIONS

PERFORMANCE

     Each Portfolio may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolio.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Portfolio be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by each class of the Portfolio are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Portfolio to compute or express performance follows.

TOTAL RETURN

     The average annual total return of the Sterling Partners' Portfolios is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Sterling Partners' Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

     The average annual total rates of return for the Institutional Class Shares of the Sterling Partners' Portfolios from inception on the date of the Financial Statements included herein are as follows:


                                One Year Ended    Since Inception
                                  October 31,    Through Year Ended   Inception
                                    1995          October 31, 1995      Date
                                  -----------    ------------------   ---------

Sterling Partners'
 Balanced Portfolio . . . . . .     14.23%              8.60%          3/15/91
Sterling Partners'
 Equity Portfolio . . . . . . .     16.61%             10.67%          5/15/91
Sterling Partners'
 Short-Term Fixed Income
 Portfolio  . . . . . . . . . .      8.16%              5.09%          2/10/92


     These figures were calculated according to the following formula:

              n
     P (1 + T)  = ERV

where:


     P  = a hypothetical initial payment of $1,000
     T  = average annual total return
     n  = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     Service Class Shares of the Sterling Partners' Portfolios were not offered as of October 31, 1995. Accordingly, no total return figures are available.

YIELD

     Current yield reflects the income per share earned by a Portfolio's investments. Since Service Class Shares of the Sterling Partners' Short-Term Fixed Income Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares of the Portfolio.

     The current yield of the Sterling Partners' Short-Term Fixed Income Portfolio is determined by dividing the net investment income per share earned during a 30- day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Sterling Partners' Short-Term Fixed Income Portfolio for the 30-day period ended October 31, 1995 was 5.44%.

     This figure was obtained using the following formula:

                          6
     Yield = 2[(a - b + 1)  - 1]
                -----
                 cd
where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

     Service Class Shares of the Sterling Partners' Short-Term Fixed Income Portfolio were not offered as of October 31, 1995. Accordingly, no yield figure is available.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

     (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better. U.S. Treasury/agency issues and mortgage passthrough securities.

     (k) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (l) The Lehman Brothers 1-3 Year Government Bond Index - The Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues with maturities of one to three years) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with maturities of one to three years). The Lehman Brothers Bond Indices include fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's Corporation, or Fitch Investors Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

     (m) The Salomon Brothers 3 Month T-Bill Average - The average return for all treasury bills for the previous three month period.

     (n) The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (o) Lehman Brothers Government/Corporate Bond Index - is an unmanaged index composed of approximately 5,000 publicly issued, fixed rate, non-covertible corporate and U.S. Government debt rated "Baa" or better, with at least one year to maturity and at least $1 million par value outstanding. It is a market value-weighted price index, in which the relative importance of each issue is proportional to its aggregate market value. The percentage change between one month's total market value and the next, plus one twelfth of the current yield, results in monthly total return. The rates of return reflect total return, with interest reinvested.

     (p) Donoghue's Money Fund Average is an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     (q) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index composed of all outstanding U.S. Treasury issues maturing within one to three years.

     (r) The Merrill Lynch 1-3 Year Corporate Index is an unmanaged index composed of all outstanding public issues with a quality rating BBB3 - AAA maturing within one to three years.

     (s) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (t) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

     (u) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (v) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASD AQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, 65% Standard & Poor's 500 Stock Index and

           35% Salomon Brothers High Grade Bond Index; 60% Standard & Poor's 500 Stock Index and 40% Lehman Brothers Government/Corporate Bond Index and 50% Standard & Poor's 500 Stock Index, 45% Lehman Brothers Intermediate Government/Corporate Index and 5% Salomon Brothers 3 Month T-Bill Index.

     (w) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (x) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     (y) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

     (z) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (aa)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates
           - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S.
           Treasury bills and inflation.

     (bb) Savings and Loan Historical Interest Rates - as published by the U.S. Savings and Loan League Fact Book.

     (cc) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and
           Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its futures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at the UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

     Both classes of shares of each Portfolio of the Fund, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                               FINANCIAL STATEMENTS

     The Financial Statements of the Institutional Class Shares of the Sterling Partners' Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number: 0000950109-96-000061), are incorporated by reference.

                APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa - judged to be the best quality; carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB
- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. COMMERCIAL PAPER

     A Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983


                              -------------------

                       THOMPSON, SIEGEL & WALMSLEY, INC.
              SERVES AS INVESTMENT ADVISER TO THE TS&W PORTFOLIOS
                           INSTITUTIONAL CLASS SHARES
                               -----------------


                         PROSPECTUS--FEBRUARY 29, 1996


INVESTMENT OBJECTIVES


    UAM Funds, Inc. (hereinafter defined as "UAM Funds" or the "Fund") is an open-end, management investment company known as a "mutual fund" and organized as a Maryland corporation. The Fund consists of multiple series of shares (known as "Portfolios"), each of which has different investment objectives and investment policies. Several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares. The TS&W Portfolios currently offer only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of three diversified, no-load Portfolios of the Fund managed by Thompson, Siegel & Walmsley, Inc.


    TS&W EQUITY PORTFOLIO. THE OBJECTIVE OF THE TS&W EQUITY PORTFOLIO IS TO PROVIDE MAXIMUM LONG-TERM TOTAL RETURN CONSISTENT WITH REASONABLE RISK TO PRINCIPAL, BY INVESTING IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS OF RELATIVELY LARGE COMPANIES.

    TS&W INTERNATIONAL EQUITY PORTFOLIO. THE OBJECTIVE OF THE TS&W INTERNATIONAL EQUITY PORTFOLIO IS TO PROVIDE MAXIMUM LONG-TERM TOTAL RETURN CONSISTENT WITH REASONABLE RISK TO PRINCIPAL, BY INVESTING IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS OF PRIMARILY NON-UNITED STATES ISSUERS ON A WORLD-WIDE BASIS.


    TS&W FIXED INCOME PORTFOLIO. THE OBJECTIVE OF THE TS&W FIXED INCOME PORTFOLIO IS TO PROVIDE MAXIMUM LONG-TERM TOTAL RETURN WITH REASONABLE RISK TO PRINCIPAL, BY INVESTING PRIMARILY IN INVESTMENT GRADE FIXED INCOME SECURITIES OF VARYING MATURITIES.


    There can be no assurance that any of the Portfolios will meet its stated objective.

ABOUT THIS PROSPECTUS


    This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the telephone number shown above.


THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION  OR  ANY STATE  SECURITIES  COMMISSION NOR  HAS  THE
     SECURITIES   AND  EXCHANGE   COMMISSION  OR   ANY  STATE  SECURITIES
       COMMISSION PASSED UPON  THE ACCURACY OF  THIS PROSPECTUS.  ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES


    The following table illustrates expenses and fees that a shareholder of the TS&W Portfolios will incur. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Purchase of Shares" for further information.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                                                                        TS&W       TS&W
                                                                                             TS&W       INT'L      FIXED
                                                                                            EQUITY     EQUITY     INCOME
                                                                                           PORTFOLIO  PORTFOLIO  PORTFOLIO
                                                                                           ---------  ---------  ---------
Sales Load Imposed on Purchase...........................................................       NONE       NONE       NONE
Sales Load Imposed on Reinvested Dividends...............................................       NONE       NONE       NONE
Deferred Sales Load......................................................................       NONE       NONE       NONE
Redemption Fees..........................................................................       NONE       NONE       NONE
Exchange Fees............................................................................       NONE       NONE       NONE


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                                      TS&W        TS&W
                                                                                          TS&W       INT'L       FIXED
                                                                                         EQUITY      EQUITY      INCOME
                                                                                       PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                                                       ----------  ----------  ----------
Investment Advisory Fees.............................................................       0.75%       1.00%       0.45%
Administrative Fees..................................................................       0.16%       0.14%       0.20%
12b-1 Fees...........................................................................       NONE        NONE        NONE
Distribution Costs...................................................................       NONE        NONE        NONE
Other Expenses.......................................................................       0.10%       0.18%       0.11%
                                                                                       ----------  ----------  ----------
Total Operating Expenses.............................................................       1.01%*      1.32%*      0.76%*
                                                                                       ----------  ----------  ----------
                                                                                       ----------  ----------  ----------


------------------------

*The annualized Total Operating Expenses excludes the effect of expense offsets.
 If expense offsets were included, annualized Total Operating Expenses of the TS&W Equity, International Equity and Fixed Income Portfolios would be 0.99%, 1.30% and 0.75%, respectively.



    The purpose of this table is to assist the investor in understanding the various expenses that an investor in the TS&W Portfolios of the Fund will bear directly or indirectly. The expenses and fees set forth above are based on the TS&W Equity, TS&W International Equity, and TS&W Fixed Income Portfolios' operations during the fiscal year ended October 31, 1995.


    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind.


                                                                                10
                                                    1 YEAR  3 YEARS  5 YEARS   YEARS
                                                    ------  -------  -------  -------
TS&W Equity Portfolio.............................  $  10   $   32   $   56   $  124
TS&W International Equity Portfolio...............  $  13   $   42   $   72   $  159
TS&W Fixed Income Portfolio.......................  $   8   $   24   $   42   $   94


    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

INVESTMENT OBJECTIVES AND POLICIES


    TS&W EQUITY PORTFOLIO. The objective of the TS&W Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies.


    TS&W INTERNATIONAL EQUITY PORTFOLIO. The objective of the TS&W International Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-United States issuers on a world-wide basis.


    TS&W FIXED INCOME PORTFOLIO. The objective of the TS&W Fixed Income Portfolio is to provide maximum long-term total return with reasonable risk to principal, by investing primarily in investment grade fixed income securities of varying maturities.


INVESTMENT ADVISER


    Thompson, Siegel & Walmsley, Inc. (the "Adviser"), an investment counseling firm founded in 1969, serves as investment adviser to the Fund's TS&W Portfolios. The Adviser presently manages over $4.4 billion in assets for institutional clients and high net worth individuals. See "Investment Adviser."


PURCHASE OF SHARES


    The Fund offers shares of common stock of the Portfolios through UAM Fund Distributors, Inc. (the "Distributor"), to investors without a sales commission at net asset value next determined after the purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The minimum for subsequent investments is $100. See "Purchase of Shares."


DIVIDENDS AND DISTRIBUTIONS


    The TS&W Equity Portfolio will normally distribute substantially all of its net investment income in the form of quarterly dividends. The TS&W Fixed Income Portfolio will normally distribute substantially all of its net investment income in the form of a monthly dividend. The TS&W International Equity
Portfolio will normally distribute substantially all of its net investment income in the form of an annual dividend. Each Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. See "Dividends, Capital Gains Distributions and Taxes."


REDEMPTIONS AND EXCHANGES

    Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. A Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. Shares of each of the TS&W Portfolios may be exchanged for shares of any other TS&W Portfolio. See "Redemption of Shares" and "Shareholder Services."

RISK FACTORS


    Prospective investors in the Fund should consider the following factors: (1) The fixed income securities held by the TS&W Fixed Income and TS&W International Equity Portfolios will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Portfolios. The value of fixed income securities held by the Portfolios can be expected to vary inversely to the changes in prevailing interest rates, i.e., as interest rates decline, the market value of fixed income securities tends to increase and vice versa. (2) Each Portfolio may purchase securities on a when-issued basis. Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio. (See "When-Issued, Forward Delivery and Delayed Settlement Securities.") (3) The TS&W International Equity Portfolio may invest a portion of its assets in derivatives including futures contracts, options on futures contracts and options. (See "Futures Contracts and Options.") (4) The TS&W Fixed Income Portfolio may invest in securities rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation. Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies. (See "Investment Policies-- TS&W Fixed Income Portfolio" for additional information.)
(5) Each Portfolio may invest in securities of foreign issuers, which are subject to certain risks not typically associated with domestic issuers. In addition, since the TS&W International Equity Portfolio may invest in foreign issuers of developing countries, the Portfolio may be subject to additional risks associated with investments in developing countries. (See "Other Investment Policies-- Foreign Investment.") (6) Although the TS&W International Equity Portfolio intends to emphasize investments in larger, more seasoned or established companies, the Portfolio may invest in companies with market capitalizations of $500 million or less. Investments in such small capitalization companies are more vulnerable to financial and other risks than larger capitalization companies and the securities of such small capitalization companies may involve a higher degree of risk and price volatility than investments in the general equity markets. (7) In general, the Portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High turnover may result in additional costs and the realization of capital gains. (See "Other Investment Policies--Portfolio Turnover".) (8) In addition, each Portfolio may use various investment practices that involve special consideration, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities and lending of securities. (See "Other Investment Policies".) The value of the Portfolios' shares can be expected to fluctuate in response to changes in the market and economic conditions, as well as the financial conditions and prospects of the issuers in which the Portfolios invest.

                              FINANCIAL HIGHLIGHTS


    The following tables provide financial highlights for a share outstanding throughout each of the periods presented of the TS&W Equity, TS&W Fixed Income and TS&W International Equity Portfolios (the "Portfolios") and are part of the Portfolios' Financial Statements included in the Portfolios' 1995 Annual Report to Shareholders which are incorporated by reference into the Portfolios' Statement of Additional Information. The Portfolios' Financial Statements have been examined by Price Waterhouse LLP whose opinion thereon (which is unqualified) is also incorporated by reference into the Portfolios' Statement of Additional Information. The following information should be read in conjunction with the Portfolios' 1995 Annual Report to Shareholders. The Annual Report and the financial statements therein, along with the Statement of Additional Information are available at no cost from the Fund at the address and telephone number noted on the cover page of this Prospectus.



                                                                  TS&W EQUITY PORTFOLIO
                                                     ------------------------------------------------
                                                      JULY 17,**
                                                       1992 TO           YEARS ENDED OCTOBER 31,
                                                     OCTOBER 31,     --------------------------------
                                                         1992          1993        1994        1995
                                                     ------------    --------    --------    --------
Net Asset Value, Beginning of Period..............   $ 10.00         $  9.65     $ 11.02     $ 11.23
                                                      ------         --------    --------    --------
Income From Investment Operations:
    Net Investment Income.........................      0.02+           0.14        0.19        0.23
    Net Realized & Unrealized Gain (Loss).........     (0.35)           1.36        0.33        1.34
                                                      ------         --------    --------    --------
        Total From Investment Operations..........     (0.33)           1.50        0.52        1.57
                                                      ------         --------    --------    --------
Distributions:
    Net Investment Income.........................     (0.02)          (0.13)      (0.18)      (0.22)
    Net Realized Gain.............................     --              --          (0.13)      (0.11)
                                                      ------         --------    --------    --------
      Total Distributions.........................     (0.02)          (0.13)      (0.31)      (0.33)
                                                      ------         --------    --------    --------
Net Asset Value, End of Period....................   $  9.65         $ 11.02     $ 11.23     $ 12.47
                                                      ------         --------    --------    --------
                                                      ------         --------    --------    --------
Total Return......................................     (3.30)%++       15.62%       4.82%      14.32%
                                                      ------         --------    --------    --------
                                                      ------         --------    --------    --------
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands).............   $ 7,233         $30,953     $38,379     $60,352
Ratio of Expenses to Average Net Assets...........      1.25%*+         1.22%       1.10%       1.01%#
Ratio of Net Investment Income to Average Net
 Assets...........................................      1.25%*+         1.51%       1.74%       2.04%
Portfolio Turnover Rate...........................        17%             23%         23%         17%


------------------------
  *Annualized.
 **Commencement of Operations.

  +Net of voluntarily waived fees and expenses assumed by the Adviser of $.02 per share for the period ended October 31, 1992.


 ++Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.


 #For the year ended October 31, 1995, the Ratio of Expenses to Average Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.99%.

                                                                 TS&W INTERNATIONAL EQUITY PORTFOLIO
                                                               ---------------------------------------
                                                               DECEMBER 18,**     YEARS ENDED OCTOBER
                                                                   1992 TO                31,
                                                                 OCTOBER 31,      --------------------
                                                                    1993            1994        1995
                                                               ---------------    --------    --------
Net Asset Value, Beginning of Period........................   $  10.00           $  12.54    $  13.85
                                                                -------           --------    --------
Income From Investment Operations:
    Net Investment Income...................................       0.05+              0.07        0.13
    Net Realized & Unrealized Gain (Loss)...................       2.49               1.29       (0.31)
                                                                -------           --------    --------
        Total From Investment Operations....................       2.54               1.36       (0.18)
                                                                -------           --------    --------
Distributions:
    Net Investment Income...................................      --                 (0.05)      (0.09)
    Net Realized Gain.......................................      --                 --          (0.36)
                                                                -------           --------    --------
        Total Distributions.................................      --                 (0.05)      (0.45)
                                                                -------           --------    --------
Net Asset Value, End of Period..............................   $  12.54           $  13.85    $  13.22
                                                                -------           --------    --------
                                                                -------           --------    --------
Total Return................................................      25.40%++           10.87%      (1.11)%
                                                                -------           --------    --------
                                                                -------           --------    --------
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands).......................   $ 28,030           $ 49,362    $ 77,553
Ratio of Expenses to Average Net Assets.....................       1.37%*+            1.38%       1.32%#
Ratio of Net Investment Income to Average Net Assets........       1.02%*+            0.70%       1.29%
Portfolio Turnover Rate.....................................         11%                30%         23%


------------------------

  *Annualized.


 **Commencement of Operations.


  +Net of voluntarily waived fees and expenses assumed by the Adviser of $.02 per share for the period ended October 31, 1992.


 ++Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.


 #For the year ended October 31, 1995, the Ratio of Expenses to Average Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 1.30%.



                                                                TS&W FIXED INCOME PORTFOLIO
                                                     --------------------------------------------------
                                                     JULY 17,**
                                                       1992 TO            YEARS ENDED OCTOBER 31,
                                                     OCTOBER 31,    -----------------------------------
                                                        1992          1993         1994         1995
                                                     -----------    ---------    ---------    ---------
Net Asset Value, Beginning of Period..............      $ 10.00     $  10.09     $  10.75     $   9.60
                                                     -----------    ---------    ---------    ---------
Income From Investment Operations:
    Net Investment Income.........................         0.06+        0.44         0.47         0.56
    Net Realized & Unrealized Gain (Loss).........         0.07         0.68        (1.05)        0.82
                                                     -----------    ---------    ---------    ---------
        Total From Investment Operations..........         0.13         1.12        (0.58)        1.38
                                                     -----------    ---------    ---------    ---------
Distributions:
    Net Investment Income.........................        (0.04)       (0.46)       (0.47)       (0.56)
    Net Realized Gain.............................       --            --           (0.10)       --
                                                     -----------    ---------    ---------    ---------
        Total Distributions.......................        (0.04)       (0.46)       (0.57)       (0.56)
                                                     -----------    ---------    ---------    ---------
Net Asset Value, End of Period....................      $ 10.09     $  10.75     $   9.60     $  10.42
                                                     -----------    ---------    ---------    ---------
                                                     -----------    ---------    ---------    ---------
Total Return......................................         1.31%       11.31%       -5.46%       14.73%
                                                     -----------    ---------    ---------    ---------
                                                     -----------    ---------    ---------    ---------
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands).............    $9,385        $28,987      $32,118      $46,667
Ratio of Expenses to Average Net Assets...........         1.30%*+      1.15%        1.02%        0.76%#
Ratio of Net Investment Income to Average Net
 Assets...........................................         4.70%*+      4.39%        4.73%        5.56%
Portfolio Turnover Rate...........................         5   %       83   %       27   %       25   %


------------------------
  *Annualized.
 **Commencement of Operations.

  +Net of voluntarily waived fees and expenses assumed by the Adviser of $.02 per share for the period ended October 31, 1992.


 ++Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.


 #For the year ended October 31, 1995, the Ratio of Expenses to Average Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.75%.

                             INVESTMENT OBJECTIVES


    TS&W EQUITY PORTFOLIO. The objective of the TS&W Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Adviser intends to pursue this objective by investing the Portfolio's assets in a diversified portfolio of common stocks of relatively large companies with above-average financial characteristics in terms of balance sheet strength and profitability levels, and which, in the Adviser's opinion, are undervalued at the time of purchase. Capital return is likely to be the predominant component of the Portfolio's total return.


    TS&W INTERNATIONAL EQUITY PORTFOLIO. The objective of the TS&W International Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Adviser intends to pursue this objective by investing the Portfolio's assets in a diversified portfolio of common stocks of primarily non-United States issuers on a world-wide basis. Under normal circumstances, the Adviser will emphasize established companies in individual foreign markets and attempt to stress companies and markets which, in its opinion, are undervalued. Capital return is expected to be the predominant component of the Portfolio's return.


    TS&W FIXED INCOME PORTFOLIO. The objective of the TS&W Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Adviser intends to pursue this objective by investing the Portfolio's assets primarily in investment grade fixed income securities of varying maturities. These include securities of the U.S. Government and its agencies, corporate bonds, collateralized mortgage obligations ("CMOs"), mortgage-backed securities, and various short term instruments such as commercial paper, Treasury bills and certificates of deposit. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon interest rate movements. The capital return from the Portfolio will vary according to, among other factors, interest rate changes and the average maturity (duration) of the Portfolio.


                              INVESTMENT POLICIES


    TS&W EQUITY PORTFOLIO. The TS&W Equity Portfolio seeks to achieve its objective by investing at least 65% of its assets under normal circumstances in a diversified portfolio of common stocks of companies that are relatively large in terms of revenues and assets and in companies with market capitalizations that exceed $300 million. Although the Portfolio's holdings are drawn primarily from large company common stocks, the Portfolio may also invest in equity securities of other issuers and equity securities of issuers in a wide variety of industries when deemed appropriate by the investment adviser. The Portfolio may also invest in convertible bonds or convertible preferred stocks.


    The Adviser pursues a relative value-oriented philosophy and attempts to be risk averse believing that preserving capital in weak market environments should lead to above-average returns over the long run. Typically, the Adviser prefers to invest in stocks of companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet are attractively valued relative to the market. Normally, the Portfolio will be diversified and contain quality securities on balance.

    The Adviser's investment professionals work as a team in the development of investment strategy. The stock selection process combines an economic top-down approach with valuation and fundamental analysis. Through economic analysis, the Adviser attempts to assess which areas of the economy are expected to exhibit relative strength. Input for economic analysis is derived from a detailed analysis of the economy and from an analysis of historical corporate earnings trends, both prepared internally. Through valuation analysis, the Adviser attempts to seek out sectors, industries and companies in the market which represent areas of undervaluation. Tools and measures utilized include a dividend discount model and relative value screens as well as other traditional measures of value including price/earnings ratios, price to book ratios and dividend yields. Fundamental analysis is performed on industries and companies in order to verify their potential attractiveness for investment. The Adviser attempts to purchase stocks of companies which should benefit from economic trends which are attractively valued relative to their fundamentals and other companies in the market.

    Securities are sold when economic, valuation, and fundamental criteria are no longer met, when more attractive alternatives are found, or when risk free returns from cash equivalents appear to be more attractive.

    As risks in the marketplace increase, cash reserves can be used for defensive purposes. Under normal circumstances, it is anticipated that cash reserves will represent a relatively small percentage of the Portfolio's assets as market timing is not a part of the Adviser's investment strategy.

    The Adviser anticipates that the majority of the investments in the Portfolio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased, if they pass the selection process outlined above. The Portfolio may invest up to 20% of its assets in shares of foreign based companies through sponsored American Depositary Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies. (See "Foreign Investments" for a detailed description of the risks involved.)

    TS&W INTERNATIONAL EQUITY PORTFOLIO. The TS&W International Equity Portfolio seeks to achieve its objective by investing primarily in a diversified Portfolio of common stocks of non-United States issuers on a worldwide basis. Generally, the Portfolio will invest in equity securities of established companies listed on U.S. or foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although larger, more seasoned or established companies will be emphasized, investments will include companies of varying size as measured by assets, sales or capitalization. The Portfolio may also invest in convertible bonds, convertible preferred stocks, non-convertible preferred stocks, and fixed income securities of governments, government agencies, supranational agencies and companies when the Adviser believes the potential for total return will equal or exceed that available from investments in equity securities. These debt securities include those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or those of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Fixed income securities also may be held for temporary defensive purposes when the Adviser believes market conditions so warrant and for temporary investment. Similarly, the Portfolio may invest in cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes and for liquidity. The Portfolio may invest in closed-end investment companies holding foreign securities. The Portfolio may purchase and sell options on any of these securities.

    The Portfolio seeks to invest in companies the Adviser believes will benefit from global trends, promising business or product developments and specific country opportunities resulting from changing economic, social and political trends. In the process of selecting securities, the Adviser stresses economic analysis, fundamental security analysis and valuation analysis. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks. While investments will be made primarily in securities of companies domiciled in developed countries, investments will also be made in developing countries as well. Under normal circumstances, the Portfolio will invest at least 65% of its assets in equity securities of foreign companies representing at least three countries other than the United States.

    The Portfolio, to a limited extent, may enter into futures contracts and may purchase and sell put and call options on such contracts for hedging purposes. The Portfolio may enter into forward foreign currency exchange contracts for hedging purposes and purchase foreign currencies in the form of bank deposits. See "Other Investment Policies" for a more complete discussion of these policies and a description of special considerations and risks associated with investments in foreign issues.

    TS&W FIXED INCOME PORTFOLIO. The TS&W Fixed Income Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified mix of investment grade fixed income securities of varying maturities including securities of the U.S. Government and its agencies, corporate bonds, CMOs, mortgage-backed securities, asset-backed securities, and various short-term instruments such as commercial paper, Treasury bills and certificates of deposit.

    Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Bonds rated Baa or BBB may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality.

    It is the Adviser's intention that the Portfolio's investments will be limited to the investment grades described above. However, up to 20% of the Portfolio's assets may consist of securities rated Ba or B by Moody's or BB or B by S&P if, in the Adviser's judgement, maintaining a position in the securities is warranted. The Adviser also reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the

Adviser's judgement, the retention of securities is warranted. In addition, the Adviser may invest in preferred stocks and convertible securities. In the case of convertible securities, the conversion privilege may be exercised but the common stocks received will be sold.

    Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and S&P definitions for speculative grade debt obligations:

    MOODY'S: Ba rated bonds have "speculative elements," their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded." B rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small."

    S&P: BB rated bonds have "less near-term vulnerability to default" than B or CCC rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B rated bonds have a "greater vulnerability to default" than BB rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions.

    Credit quality of bonds in such ratings categories can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies but to utilize such ratings in conjunction with the Adviser's own independent and on-going review of credit quality.


    The chart below indicates the Portfolio's weighted average composition of debt securities graded by S&P for the period from November 1, 1994 to October 31, 1995. The Portfolio did not invest in debt securities graded lower than investment grade during this period.



DEBT SECURITIES RATINGS                                                 PERCENTAGE OF
 (STANDARD & POOR'S)                                                      NET ASSETS
----------------------------------------------------------------------  --------------
Government Agencies...................................................       73.00%
AAA...................................................................        4.02%
AA....................................................................        2.27%
A.....................................................................       15.35%
BBB...................................................................        1.77%



    The weighted average indicated above was calculated on a dollar weighted basis and was computed as at the end of each month from November 1, 1994 to October 31, 1995. The chart does not necessarily indicate what the composition of the Portfolio will be in the current and subsequent fiscal years. For a description of S&P's ratings of fixed income securities, see "Appendix--Description of Securities and Ratings" in the Statement of Additional Information.


    The Adviser expects to actively manage the Portfolio in order to meet the investment objectives. The Adviser attempts to be risk averse believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The structure of the Portfolio will be largely determined by the Adviser's assessment of current economic conditions and trends, the Federal Reserve Board's management of monetary policy, fiscal policy, inflation expectations, government and private credit demands and global conditions. Once these factors have been carefully analyzed, an internally generated outlook for the direction of interest rates is formulated and the maturity/duration of the Portfolio will be adjusted to reflect the Adviser's outlook. Under normal market conditions, the weighted maturity range over a complete economic cycle will shift between four and twelve years. The duration range over a similar time period will be two to six years.

    Additionally, the Adviser attempts to emphasize relative values within selected maturity ranges. Interest rate spreads between different quality ranges, by types of issues and within coupon areas are monitored, and the Portfolio will be structured to take advantage of relative values within these areas. Marketability of individual issues and diversification within the Portfolio will be emphasized.


    While the Adviser anticipates that the majority of the assets of the Portfolio will be U.S. dollar denominated securities, up to 20% of the Portfolio's assets may consist of obligations of foreign governments, agencies, or corporations denominated either in U.S. dollars or foreign currencies. The credit quality standards applied to foreign obligations are the same as those applied to the selection of U.S. based securities. (See "Foreign Investments" for a more detailed description of the risks involved.)

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

    From time to time, each Portfolio may invest a portion of its assets in the following money market instruments, consistent with each Portfolio's investment policies as set forth above.


(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio;



    Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods);


    Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

(2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

(3) Short-term corporate obligations rated A or better by Moody's or by S&P;

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.


    The Fund has applied to the Securities and Exchange Commission (the "Commission") for permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money market instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.") While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


REPURCHASE AGREEMENTS

    Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments." In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (1) the repurchase price if such securities mature in one year or less, or (2) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The Adviser will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement.

    In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. Credit screens will be established and maintained for dealers and dealer- banks before portfolio transactions are executed for each Portfolio.


    The Fund has applied to the Commission for permission to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that a Portfolio will incur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.


LENDING OF SECURITIES

    Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. A Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940
Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

FUTURES CONTRACTS AND OPTIONS

    In order to remain fully invested and to reduce transaction costs, the TS&W International Equity Portfolio may utilize appropriate futures contracts. Specifically, this Portfolio may invest in stock and bond futures and interest rate futures contracts. For example, in order to remain fully exposed to the movements of the market while maintaining liquidity to meet potential shareholder redemptions, this Portfolio may invest a portion of its assets in stock, bond or interest rate futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and price. As future contracts require only a small initial margin deposit, this Portfolio would then be able to keep a cash reserve available to meet potential redemptions while at the same time being effectively fully invested. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security at a fixed or determinable price upon the exercise of the option. Also, because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of index futures and options to facilitate cash flows may reduce this Portfolio's overall transaction costs.

    The TS&W International Equity Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, this Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 5% of its total assets. The TS&W International Equity Portfolio will engage in futures and/or options transactions only for hedging purposes and not for speculative purposes.

    The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures and options relating to the stocks and bonds purchased or sold by the Portfolio; and (ii) possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position which could have an adverse impact on the Portfolio's ability to hedge. In the opinion of the Fund's Board of Directors, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.

INTEREST RATES AND CURRENCY SWAPS

    The TS&W International Equity Portfolio may enter into transactions known as interest rate and/or currency swaps. An interest rate swap is an agreement to exchange the interest income generated by one fixed income instrument for the interest income generated by another fixed income instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes fixed interest rates and prices, interest rate indices, fixed income indices, stock indices and commodity indices as well as amounts derived from theoretical operations on these indices. For example, the TS&W International Equity Portfolio may agree to swap the income stream generated by a fixed rate instrument which it already owns for the income stream generated by a variable rate instrument owned by another party. The currency swaps in which this Portfolio will engage will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and/or final exchanges that correspond to the agreed upon notional amount.

    The TS&W International Equity Portfolio will enter into interest rate swaps only on a net basis, i.e., the two payment streams will be netted out, with the Portfolio receiving or paying as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian bank.

    The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

    The TS&W International Equity Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Since a segregated account is maintained with respect to all interest rate and currency swaps, the Adviser believes that such obligations do not constitute senior securities (as defined in the 1940 Act) and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The staff of the Commission is presently considering its position with respect to swaps as senior securities. Once the staff of the Commission has expressed a position with respect to swaps, the Portfolio intends to engage in swaps in a manner consistent with such position.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The TS&W International Equity Portfolio may invest in forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities. This Portfolio may not enter into such contracts for speculative purposes. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect this Portfolio to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which protect the value of this Portfolio's investment securities against a decline in the value of a currency, do not eliminate fluctuations caused by changes in the local currency prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

DURATION

    Duration is a measure of the expected timing of the cash flows (principal and interest) of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

    Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected timing of the cash flows of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at such future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security, conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

    Futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures will lengthen a Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

    The standard duration calculation does not properly reflect the interest rate exposure of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In the case of most mortgage securities, duration must be estimated because the nature and amount of prepayments made by mortgage borrowers varies from time to time. Prepayment forecasts will be utilized to limit their impact on a Portfolio. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

PORTFOLIO TURNOVER

    Generally, the Portfolios will not trade in securities for short- term profits, but, when circumstances warrant, securities may be sold without regard to length of time held. It should be understood that the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. However, it is expected that the annual portfolio turnover rate for each Portfolio will not exceed 150%. A rate of turnover of 100% would occur, for example, if all the securities held by a Portfolio were replaced within a period of one year. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Portfolios. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Dividends, Capital Gains Distributions and Taxes" for more information on taxation. The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the TS&W Equity, Fixed Income and International Equity Portfolios' historical turnover ratios.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

    Each Portfolio may purchase and sell securities on a when-issued, delayed settlement, or forward delivery basis. When-issued or forward delivery refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. Each Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although a Portfolio may earn income on securities it has deposited in a segregated account.

    Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of investment leverage.

FOREIGN INVESTMENTS


    Each of the TS&W Portfolios may invest in the securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are normally denominated in foreign currencies, and the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.



    The TS&W International Equity Portfolio may invest a portion of its assets in developing countries. Investing in the foreign securities of developing countries present additional considerations. The economies of individual developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been or may continue to be adversely affected by economic conditions in the countries with which they trade.


    As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign companies than about U.S. companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgements against foreign issuers.

    Although the Portfolios will endeavor to achieve the most favorable execution costs in portfolio transactions in foreign securities, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolios' foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

    Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising its investments.


INVESTMENT COMPANIES



    As permitted by the 1940 Act, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.



    The Fund has applied to the Commission for permission to allow each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.



                             INVESTMENT LIMITATIONS



    Each Portfolio has adopted certain limitations designed to reduce its exposure to risk in specific situations. Some of these limitations are that a Portfolio will not:



    (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);



    (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;



    (c) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;



    (d) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;



    (e) make loans except (i) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements; provided however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of the Portfolio's total assets), and
        (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, as amended, or the rules and regulations or interpretations of the Commission thereunder;

    (f) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or



    (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.



    The investment objectives and investment limitations of the Portfolios are fundamental and, with respect to each Portfolio, may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. The Portfolios' investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to investors. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.


                             INVESTMENT SUITABILITY

    The TS&W Portfolios are designed principally for the investments of high net worth individuals and tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Each
Portfolio is also suitable for individual tax-deferred retirement plans including 401(k) Defined Contribution Plans and IRA Contributions or Rollovers. A Portfolio's securities transactions will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains, and dividend income under the Internal Revenue Code.

                               PURCHASE OF SHARES


    Shares of each Portfolio may be purchased, without sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "Valuation of Shares.") The minimum initial investment required is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund.


INITIAL INVESTMENTS BY MAIL


    An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check payable to UAM FUNDS, INC., to:



                                UAM Funds, Inc.
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    The carbon copy (manually signed) of the Account Registration Form must be delivered to:


                          UAM Funds Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110


    Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund.

INITIAL INVESTMENTS BY WIRE

    Shares of each Portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure proper crediting of the Federal Funds wire, it is important to follow these steps:

        (a) Telephone the Fund's Transfer Agent (toll-free 1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the Portfolio selected, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Fund prior to wiring funds.) An account number will then be provided to you;

        (b) Instruct your bank to wire the specified amount to the Fund's Custodian;


                                The Bank of New York
                                 New York, NY 10286
                                  ABA #0210-0023-8
                               DDA Acct. #001-45-919
                               F/B/O UAM Funds, Inc.
                                Ref: Portfolio Name
    Your Account Number  .......................................................


    Your Account Name  .........................................................


        (c) A completed Account Registration Form must be forwarded to the UAM Funds Service Center and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment is $100) by purchasing shares at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds, Inc.") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, and the Portfolio to be purchased are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (toll-free 1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.


OTHER PURCHASE INFORMATION

    The purchase price of the shares of each Portfolio is the net asset value next determined after the order and payment is received. (See "Valuation of Shares.") An order received prior to the 4:00 p.m. close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt. An order or payment received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt.

    The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interests of the Fund.

    Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


    Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.


    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer

Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.


IN-KIND PURCHASES


    If accepted by the Fund, shares of each Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "Valuation of Shares" at the time of the next determination of net asset value after such acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included in the Portfolio and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and (3) the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

    A gain or loss for Federal income tax purposes will be realized by investors who are subject to Federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

    Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

    Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order". Your request should be addressed to:


                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


    "Good order" means that the request to redeem shares must include the following documentation:

    (a) The stock certificates, if issued;

    (b) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (c) Any  required signature  guarantees (see  "Signature Guarantees" below);
        and

    (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

    Shareholders who are uncertain of requirements for redemption should consult with the Fund.

SIGNATURE GUARANTEES

    To protect your account, the Fund and the Administrator from fraud, signature guarantees are required of certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address, or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

    The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

BY TELEPHONE


    Provided you have previously established the telephone redemption privilege by completing an Account Registration Form, you may request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


    To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at the Administrator for further details.

FURTHER REDEMPTION INFORMATION

    Normally, the Fund will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

    If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    Institutional Class Shares of each TS&W Portfolio may be exchanged for Institutional Class Shares of the other TS&W Portfolios. In addition, Institutional Class Shares of each TS&W Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds--Institutional Class Shares at the end of this Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.



    Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

    Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

    For Federal income tax purposes, an exchange between Funds is a taxable event, and accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

    For additional information regarding responsibility for the authenticity of telephoned instructions, see "Redemption of Shares--By Telephone" above.

TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person by writing to the UAM Funds at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "Redemption of Shares" for a definition of "good order.")


                              VALUATION OF SHARES

    The net asset value of each Portfolio is determined by dividing the sum of the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

    Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at their closing price. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price not exceeding the current asked price nor less than the current bid price. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the bid price of such currencies against U.S. dollars quoted by any major bank or by a broker.

    Bonds and other fixed income securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Directors.

                            PERFORMANCE CALCULATIONS

    Each Portfolio may advertise or quote yield data from time to time. The yield of a portfolio is computed based on the net income of the Portfolio during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, a Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

    Each Portfolio may advertise or quote total return data. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over a measuring period. Aggregate total return reflects the total percentage change in value over a measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a Portfolio during the period are reinvested in Portfolio shares. The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


    The TS&W Equity Portfolio will normally distribute substantially all of its net investment income to shareholders in the form of quarterly dividends. The TS&W Fixed Income Portfolio declares dividends daily and will normally distribute substantially all of its net investment income to shareholders in the form of a monthly dividend. The TS&W International Equity Portfolio will normally distribute substantially all of its net investment income to shareholders in the form of an annual dividend. If any net capital gains are realized, each Portfolio will normally distribute such gains with the last dividend for the fiscal year.


    Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, for each Portfolio except the TS&W Fixed Income Portfolio, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    Each Portfolio's dividend and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES


    Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and if it qualifies, will not be liable for Federal income taxes to the extent it distributes its net investment income and net realized capital gains. Dividends, either in cash or reinvested in shares, paid by a Portfolio from net investment income will be taxable to shareholders as ordinary income. Dividends paid from the TS&W Equity and International Equity Portfolios will generally qualify for the 70% dividends received deduction for corporations, but the portion of the dividends so qualified will depend on the ratio of the aggregate taxable qualifying dividend income received by the Portfolio from domestic (U.S.) sources to the Portfolio's total taxable income, exclusive of long-term capital gains. No portion of the dividends paid by the TS&W Fixed Income Portfolio is expected to qualify for the 70% dividends received deduction for corporations.


    Whether paid in cash or additional shares of a Portfolio and regardless of the length of time the shares in a Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    Redemptions of shares in a Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

    Each Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, each Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior year. Dividends declared in December will be deemed to have been paid by the Fund and received by shareholders on the record date provided that the dividends are paid before February 1 of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS taxpayer identification regulations. In order to avoid this withholding requirement, you must certify on the Account

Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding, or that you are exempt from backup withholding.

    Dividends and interest received by the TS&W International Equity Portfolio may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include their proportionate share of such withholding taxes in their United States income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. The Portfolio will report annually to its shareholders the amount per share of such withholding taxes.

    Under Code Section 988, foreign currency gains or losses from forward contracts, futures contracts and options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain, as was the case prior to 1987. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Portfolio shares.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                               INVESTMENT ADVISER


    Thompson, Siegel & Walmsley, Inc. is a Virginia corporation formed in 1969 and is located at 5000 Monument Avenue, Richmond, Virginia 23230. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. As of the date of this Prospectus, the Adviser had over $4.4 billion in assets under management. For further information on Thompson, Siegel & Walmsley's investment services, please call (804) 353-4500.


    The Thompson, Siegel & Walmsley, Inc. team of investment professionals is as follows:

    JOHN T. SIEGEL, CFA--Managing Director--Princeton University, B.A., 1961; U.S. Navy, Officer, 1961-1965; University of Virginia Graduate School of Business Administration, M.B.A., 1967; Chartered Financial Analyst; Chartered Investment Counsel; Co-founder of Thompson, Siegel & Walmsley, Inc. in 1969.

    MATTHEW G. THOMPSON, CFA--Managing Director--Washington & Lee University, B.S. Commerce, 1964; University of Virginia Graduate School of Business Administration, M.B.A., 1966; Chartered Financial Analyst; Chartered Investment Counsel; Co-founder of Thompson, Siegel & Walmsley, Inc. in 1969.

    JERRY W. JENKINS--Senior Vice President--Hampden-Sydney College, B.A. Economics, 1967; National Graduate Trust School, Northwestern University, 1972; The Executive Program, The Darden School, University of Virginia, 1982; Thompson, Siegel & Walmsley, Inc. 1993--Present.

    HORACE P. WHITWORTH, II, CFA, CPA--Vice President--University of Virginia, B.S. Commerce, 1978; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1986--Present.

    PAUL A. FERWERDA, CFA--Vice President--Auburn University, B.S. Finance, 1979; Duke University, Fuqua School of Business, M.B.A., 1982; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1987--Present.


    PETER D. HARTMAN, CFA--Vice President--University of North Carolina, B.S. Business Administration, 1975; State University of New York, M.A., 1980; Chartered Financial Analyst; Thompson, Siegel & Walmsley, Inc., 1991--Present.


    CHARLES A. GOMER, III--Vice President--University of North Carolina, Chapel Hill, A.B., 1971; University of Richmond, M.S., 1978; Thompson, Siegel & Walmsley, Inc. 1991--Present.

    G.D. ROTHENBERG, CFA--Vice President--University of Virginia, B.A., 1975; U.C.L.A. Graduate School of Management, M.B.A., 1979; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1992--Present.


    ELIZABETH CABELL JENNINGS, CFA--Vice President--The College of William and Mary, B.A. Economics, 1985; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1986--Present.



    ALAN C. ASHWORTH, CFA--Vice President--The College of William and Mary, B.B.A. Management, 1985; Chartered Financial Analyst; Thompson, Siegel & Walmsley, Inc., 1987--Present.



    STUART R. DAVIES, CFA--Assistant Vice President--Birmingham-Southern College, B.S. Chemistry/Economics, 1985; Virginia Commonwealth University, M.S. Finance, 1994; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc. 1992--Present.



    JOHN G. JORDAN, III, CFA--Portfolio Manager/Analyst--University of Virginia, B.S., Commerce, 1990; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1991--Present.



    J. SHELDON HORSLEY, IV, Portfolio Manager/Analyst--University of Virginia, B.A., 1985; University of Virginia, M.B.A., 1991; Thompson, Siegel & Walmsley, Inc., 1994--Present.



    Investment committees are primarily responsible for the day to day management of the TS&W Equity Portfolio and the TS&W Fixed Income Portfolio. G.D. Rothenberg and Stuart R. Davies are primarily responsible for the day to day management of the TS&W International Equity Portfolio and have been since its inception in December of 1992. Prior to joining the Adviser in 1992, Mr. Davies served in the capacities of Vice President, Portfolio Manager and Securities Analyst at Capitoline Investment Services, Inc. Prior to joining the Adviser in 1992, Mr. Rothenberg was involved in international investment management at Scudder, Stevens & Clark, Inc.

    Under Investment Advisory Agreements (the "Agreements") with the Fund dated as of November 25, 1991 and November 3, 1992, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objectives and policies of the TS&W Portfolios, manages the investment and reinvestment of the assets of the TS&W Portfolios. In this regard, it is the responsibility of the Adviser to manage the Fund's TS&W Portfolios and to place purchase and sales orders for the TS&W Portfolios.

    As compensation for the services rendered by the Adviser under the Agreements, each TS&W Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to each of the TS&W Portfolios' average daily net assets for the month:


                                                                                                RATE
                                                                                              ---------
TS&W Equity Portfolio.......................................................................    0.750%
TS&W International Equity Portfolio.........................................................    1.000%
TS&W Fixed Income Portfolio.................................................................    0.450%



    Although the advisory fee rates payable by the TS&W Equity and TS&W International Equity Portfolios are higher than the rates payable by most mutual funds, the Fund believes they are comparable to the rates paid by many other funds with similar investment objectives and policies and are appropriate for these Portfolios in light of their investment objectives and policies.



    In addition, the Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers.


                            ADMINISTRATIVE SERVICES


    The Chase Manhattan Bank, N.A., through its subsidiary Chase Global Funds Services Company, provides the Fund and its Portfolios with administrative, fund accounting, dividend disbursing and transfer agent services pursuant to a Fund Administration Agreement dated as of December 16, 1991. The services provided under this Agreement are subject to the supervision of the Officers and the Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statements under Federal and state securities laws. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108-3913. The Chase Manhattan Corporation ("Chase"), the parent company of The Chase Manhattan Bank, N.A., and Chemical Banking Corporation ("Chemical"), the parent company of Chemical Bank, have entered into an Agreement and Plan of Merger which, when completed, will merge Chase with and into Chemical. Chemical will be the surviving corporation and will continue its corporate existence under the name "The Chase Manhattan Corporation." It is anticipated that this transaction will be completed in the first quarter of 1996 and will not affect the nature nor quality of the services furnished to the Fund and its Portfolios. Pursuant to the Fund Administration Agreement, as amended on February 1, 1994, the Fund pays Chase Global Funds Services Company a monthly fee for its services which on an annualized basis equals: 0.20 of 1% of the first $200 million of the aggregate net assets of the Fund; 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; 0.08 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; and 0.06 of 1% of the aggregate net assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per portfolio, which rises from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator.


                                  DISTRIBUTOR


    UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the TS&W Portfolios included in this Prospectus. The

Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreement or interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.


                             PORTFOLIO TRANSACTIONS

    The Portfolios' Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's TS&W Portfolios and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the TS&W Portfolios. The Adviser may, however, consistent with the interests of the TS&W Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the TS&W Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the TS&W Portfolios and the Adviser's other clients.


    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.


    Some securities considered for investment by each of the Portfolios may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS


    The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently the Fund is offering shares of 30 Portfolios. The Board of Directors may create additional Portfolios and classes of shares of the Fund in the future at its discretion.



    The shares of each Portfolio of the Fund are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios, along with the fees and expenses associated with such shares, is available upon request by contacting the Fund at 1-800-638-7983. Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

CUSTODIAN


    The Bank of New York serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.


MARY RUDIE BARNEBY*                   Director  and  Executive  Vice  President  of  the   Fund;
1133 Avenue of the Americas           President  of Regis Retirement  Plan Services, since 1993.
New York, NY 10036                    Former President of UAM  Fund Distributors, Inc.  Formerly
                                      responsible  for Defined  Contribution Plan  Services at a
                                      division  of   the   Equitable  Companies,   the   Dreyfus
                                      Corporation and Merrill Lynch.

JOHN T. BENNETT, JR.                  Director  of  the  Fund;  President  of  Squam  Investment
College Road--RFD3                    Management  Company,  Inc.  and  Great  Island  Investment
Meredith, NH 03253                    Company,  Inc.;  President of  Bennett  Management Company
                                      from 1988 to 1993.

J. EDWARD DAY                         Director of the  Fund; Retired Partner  in the  Washington
5804 Brookside Drive                  office   of  the  law  firm  Squire,  Sanders  &  Dempsey;
Chevy Chase, MD 20815                 Director, Medical  Mutual Liability  Insurance Society  of
                                      Maryland;  Formerly,  Chairman of  The  Montgomery County,
                                      Maryland, Revenue Authority.

PHILIP D. ENGLISH                     Director  of  the  Fund;  President  and  Chief  Executive
16 West Madison Street                Officer of Broventure Company, Inc.; Chairman of the Board
Baltimore, MD 21201                   of Chektec Corporation and Cyber Scientific, Inc.

WILLIAM A. HUMENUK                    Director  of the Fund; Partner  in the Philadelphia office
4000 Bell Atlantic Tower              of the law firm Dechert  Price & Rhoads; Director,  Hofler
1717 Arch Street                      Corp.
Philadelphia, PA 19103

NORTON H. REAMER*                     Director,  President and Chairman  of the Fund; President,
One International Place               Chief Executive  Officer and  a Director  of United  Asset
Boston, MA 02110                      Management  Corporation; Director,  Partner or  Trustee of
                                      each of the Investment Companies of the Eaton Vance  Group of Mutual Funds.

PETER M. WHITMAN, JR.*                Director  of  the  Fund;  President  and  Chief Investment
One Financial Center                  Officer of Dewey Square Investors Corporation since  1988;
Boston, MA 02111                      Director  and Chief  Executive Officer  of H.T. Investors,
                                      Inc., formerly a subsidiary of Dewey Square.

WILLIAM H. PARK*                      Vice  President  and  Assistant  Treasurer  of  the  Fund;
One International Place               Executive  Vice President  and Chief  Financial Officer of
Boston, MA 02110                      United Asset Management Corporation.

ROBERT R. FLAHERTY*                   Treasurer of the Fund; Manager of Fund Administration  and
73 Tremont Street                     Compliance of the Administrator since March 1995; formerly
Boston, MA 02108                      Senior Manager of Deloitte & Touche LLP from 1985 to 1995.

KARL O. HARTMANN*                     Secretary  of the  Fund; Senior  Vice President, Secretary
73 Tremont Street                     and  General   Counsel  of   Administrator;  Senior   Vice
Boston, MA 02108                      President,   Secretary  and  General  Counsel  of  Leland,
                                      O'Brien, Rubinstein Associates, Inc. from November 1990 to
                                      November 1991.

HARVEY M. ROSEN*                      Assistant Secretary of the Fund; Senior Vice President  of
73 Tremont Street                     Administrator.
Boston, MA 02108


------------------------
*These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES


ACADIAN ASSET MANAGEMENT, INC.
    Acadian Emerging Markets Portfolio
    Acadian International Equity Portfolio


BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.


    BHM&S Total Return Bond Portfolio


CHICAGO ASSET MANAGEMENT COMPANY
    Chicago Asset Management Value/Contrarian Portfolio
    Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
    C&B Balanced Portfolio
    C&B Equity Portfolio

C. S. MCKEE & COMPANY, INC.
    McKee U.S. Government Portfolio
    McKee Domestic Equity Portfolio
    McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
    DSI Disciplined Value Portfolio
    DSI Limited Maturity Bond Portfolio
    DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
    FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
    ICM Equity Portfolio
    ICM Fixed Income Portfolio
    ICM Small Company Portfolio


INVESTMENT RESEARCH COMPANY


    IRC Enhanced Index Portfolio


MURRAY JOHNSTONE INTERNATIONAL LTD.
    MJI International Equity Portfolio


NEWBOLD'S ASSET MANAGEMENT, INC.


    Newbold's Equity Portfolio


NWQ INVESTMENT MANAGEMENT COMPANY
    NWQ Balanced Portfolio
    NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
    Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
    Sirach Fixed Income Portfolio
    Sirach Growth Portfolio
    Sirach Short-Term Reserves Portfolio
    Sirach Special Equity Portfolio
    Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
    SAMI Preferred Stock Income Portfolio

    Enhanced Monthly Income Portfolio


STERLING CAPITAL MANAGEMENT COMPANY
    Sterling Partners' Balanced Portfolio
    Sterling Partners' Equity Portfolio
    Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
    TS&W Equity Portfolio
    TS&W Fixed Income Portfolio
    TS&W International Equity Portfolio

                                   UAM FUNDS
                            UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                 1-800-638-7983

                               -----------------

                                   PROSPECTUS
                               FEBRUARY 29, 1996
                               INVESTMENT ADVISER
                       THOMPSON, SIEGEL & WALMSLEY, INC.
                              5000 MONUMENT AVENUE
                               RICHMOND, VA 23230
                                 (804) 353-4500

                               -----------------

                                  DISTRIBUTOR
                          UAM FUND DISTRIBUTORS, INC.
                              211 CONGRESS STREET
                                BOSTON, MA 02110


                               TABLE OF CONTENTS

                                                      PAGE
                                                    ---------
Fund Expenses.....................................          2
Prospectus Summary................................          3
Financial Highlights..............................          5
Investment Objectives.............................          7
Investment Policies...............................          7
Other Investment Policies.........................         10
Investment Limitations............................         15
Investment Suitability............................         16
Purchase of Shares................................         16
Redemption of Shares..............................         18
Shareholder Services..............................         19

                                                      PAGE
                                                    ---------

Valuation of Shares...............................         20
Performance Calculations..........................         20
Dividends, Capital Gains
 Distributions and Taxes..........................         21
Investment Adviser................................         23
Administrative Services...........................         24
Distributor.......................................         24
Portfolio Transactions............................         25
General Information...............................         25
Directors and Officers............................         27
UAM Funds -- Institutional Class Shares...........         28


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   PART B


                                 UAM FUNDS
                             TS&W PORTFOLIOS
                        INSTITUTIONAL CLASS SHARES
                   STATEMENT OF ADDITIONAL INFORMATION
                             FEBRUARY 28, 1996


  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the TS&W Portfolios' Institutional Class Shares dated February 28, 1996. To obtain the Prospectus, please call the UAM Funds Service Center:

                              1-800-638-7983



                            TABLE OF CONTENTS


                                                                           Page
                                                                           ----
Investment Objectives and Policies ........................................  2
Purchase of Shares ........................................................  4
Redemption of Shares ......................................................  5
Shareholder Services ......................................................  5
Investment Limitations ....................................................  6
Management of the Fund ....................................................  7
Investment Adviser ........................................................  8
Portfolio Transactions .................................................... 10
Administrative Services ................................................... 10
Performance Calculations .................................................. 10
General Information ....................................................... 13
Financial Statements ...................................................... 14
Appendix - Description of Securities and Ratings .......................... A-1

                    INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objectives and policies of the TS&W Equity, TS&W Fixed Income and TS&W International Equity Portfolios (the "TS&W Portfolios") as set forth in the TS&W Prospectus:

SECURITIES LENDING

  Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

  At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolios will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

FUTURES CONTRACTS

  The TS&W International Equity Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

  Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The TS&W International Equity Portfolio expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The TS&W International Equity Portfolio intends to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The TS&W International Equity Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the TS&W International Equity Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

  The TS&W International Equity Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 5% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

  The TS&W International Equity Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the TS&W International Equity Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the TS&W International Equity Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the TS&W International Equity Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

  Except for transactions the TS&W International Equity Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  In order for the TS&W International Equity Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities of foreign currencies or other income derived with respect to its business investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's fiscal year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  The TS&W International Equity Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

OPTIONS

  The TS&W International Equity Portfolio may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

PURCHASE OF SHARES

  Shares of each Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 with certain exceptions for select customers of the Adviser and Directors, officers and employees of the Fund and the Adviser. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27,

1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

 Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

REDEMPTION OF SHARES

  Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares", and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

  No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

SIGNATURE GUARANTEES

  To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

  Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signatures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                           SHAREHOLDER SERVICES

  The following supplements the information set forth under "Shareholder Services" in the Prospectus:

EXCHANGE PRIVILEGE

  Institutional Class Shares of each TS&W Portfolio may be exchanged for Institutional Class Shares of any other TS&W Portfolio. In addition, Institutional Class Shares of each TS&W Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services

Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder, and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. Eastern Time will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                         INVESTMENT LIMITATIONS

  Each TS&W Portfolio is subject to the following restrictions which may be changed by the Fund's Board of Directors upon reasonable notice to shareholders. These restrictions supplement the investment objectives and policies set forth in the Prospectus. Each TS&W Portfolio will not:

  (1) invest in commodities except that the TS&W International Equity Portfolio may invest in futures contracts and options to the extent that not more than 5% of the Portfolio's assets is required as deposit to secure obligations under futures contracts and the entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities;

  (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder.

  (4) purchase on margin or sell short except as specified in (1) above;

  (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (6) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer
      (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

  (7) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

  (8) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes, and then, in no event, in excess of 10% of the Portfolio's gross assets valued at the lower of market or cost, and a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

  (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

 (10) underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

 (11) invest for the purpose of exercising control over management of any company;

 (12) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;

 (13) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position; and

 (14) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                               MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

  The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and elect its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the TS&W Portfolios' Prospectus. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

  The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.

-----------------------------------------------------------------------------------------------------
         (1)                    (2)               (3)               (4)                   (5)
                                               Pension or                          Total Compensation
                            Aggregate     Retirement Benefits  Estimated Annual    from Registrant and
   Name of Person,        Compensation     Accrued as Part of   Benefits Upon       Fund Complex Paid
      Position           From Registrant      Fund Expenses       Retirement          to Directors
-----------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Director                    $24,435                 0                  0                  $26,750

J. Edward Day
Director                    $24,435                 0                  0                  $26,750

Philip D. English
Director                    $24,435                 0                  0                  $26,750

William A. Humenuk
Director                    $24,435                 0                  0                  $26,750

PRINCIPAL HOLDERS OF SECURITIES

  As of January 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of the TS&W Portfolios:

  TS&W INTERNATIONAL EQUITY PORTFOLIO: Riverside Health Care Foundation, 606 Denbigh Boulevard, Suite 601, Newport News, VA, 15% and The Kennedy Foundation, 1700 Tower II, Corpus Christi, TX, 6%.

  TS&W EQUITY PORTFOLIO: Larco/Reinvest c/o Central Fidelity Bank, P.O. Box 27602, Richmond, VA, 15% and Lynspen & Co., P.O. Box 2554, Birmingham, VA 5%.

  TS&W FIXED INCOME PORTFOLIO: Nationsbank of Virginia, NA, Trustee for C.B. Fleet Defined Benefit Plan, Crestar Bank, 919 E. Main Street, Richmond, VA, 9%* and Larco/Reinvest, c/o Central Fidelity Bank, P.O. Box 27602, Richmond, VA, 9%.

  The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to control (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                                INVESTMENT ADVISER

CONTROL OF ADVISER

  Thompson, Siegel & Walmsley, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

  The Adviser's investment professionals work as a team in the development of equity investment strategy. The stock selection process combines an economic top-down approach with fundamental valuation analysis and market structure analysis. Through economic analysis, the Adviser attempts to assess which areas of the economy are expected to exhibit relative strength and studies broad economic and political trends and monitors the movement of interest rates and corporate earnings. Input for economic analysis is derived from a detailed analysis of the economy and from an analysis of historical corporate earnings trends, both prepared internally. Through fundamental valuation analysis, the Adviser attempts to seek out sectors, industries and companies in the market which represent areas of undervaluation and attempts to identify and evaluate pricing anomalies across national markets and within industry sectors. Tools and measures utilized include a dividend discount model and relative value screens as well as other traditional and fundamental measures of value including price/earnings ratios, price to book ratios and dividend yields. Fundamental analysis is performed on industries and companies in order to verify their potential attractiveness for investment. The Adviser attempts to purchase stocks of companies which should benefit from economic trends and which are attractively valued relative to their fundamentals and other companies in the market.

  The Adviser's investment professionals work as a team in the development of fixed income investment strategy. The decision making consists of an interactive economic top-down approach, valuation analysis, market structure analysis and fundamental credit analysis. Economic analysis begins with an examination of monetary policy, fiscal policy, and gross domestic product. An internally generated outlook for the direction of interest rates is formulated, and the maturity/duration of portfolios will be established to reflect the Adviser's outlook. Under normal market conditions, the maturity or duration will average within a plus or minus range of 20% to the benchmark, which is the Lehman Brothers Government/Corporate Index. Generally, duration is gradually adjusted as the outlook for interest rates changes. Valuation analysis examines market fundamentals and the relative pricing of maturities, sectors, and individual issues. Market structure analysis compares the present cycle of interst rates to historical cycles in terms of interest rates, supply and demand trends, and investor sentiment. Extreme variance from the norm which creates excessive risk or opportunity is often highlighted by this work and portfolios are adjusted accordingly.

REPRESENTATIVE INSTITUTIONAL CLIENTS

  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Johnson & Higgens, Cooper Tire & Rubber Co., Ames Co., James River Corporation and Butterick Company.

  It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

ADVISORY FEES

  As compensation for services rendered by the Adviser under the Investment Advisory Agreements, each TS&W Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the TS&W Portfolios' average daily net assets for the month:

TS&W Equity Portfolio .......................................... 0.75%
TS&W Fixed Income Portfolio .................................... 0.45%

TS&W International Equity Portfolio ............................ 1.00%

  For the fiscal year ended October 31, 1993, the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio paid advisory fees of approximately $144,000, $125,000 and $75,000, respectively. During the period from December 18, 1992 (commencement of operations) to October 31, 1993, the Adviser voluntarily waived advisory fees of approximately $33,000 for the TS&W International Equity Portfolio. For the fiscal year ended October 31, 1994, the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio paid advisory fees of approximately $262,000, $200,000 and $384,000, respectively. Effective November 1, 1994, the advisory fee changed for the TS&W Fixed Income Portfolio from an annual rate of 0.65% of average daily net assets to 0.45% of average daily net assets. For the fiscal year ended October 31, 1995, the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio paid advisory fees of approximately $373,000, $180,000 and $602,000, respectively.

                              PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund's TS&W Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

  Some securities considered for investment by each of the Fund's Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                           ADMINISTRATIVE SERVICES

  In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. For the fiscal year ended October 31, 1993, the TS&W Equity Portfolio and the TS&W Fixed Income Portfolio paid administrative fees of approximately $33,000 and $44,000, respectively. For the period from December 18, 1992 (commencement of operations) to October 31, 1993, the TS&W International Equity Portfolio paid administrative fees of approximately $22,000. The basis of the fees paid to the Administrator for the 1993 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus 0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. For the fiscal year ended October 31, 1994, the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $65,000, $65,000 and $58,000, respectively. For the fiscal year ended October 31, 1995, the TS&W Equity Portfolio, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio paid administrative fees of approximately $78,000, $80,000 and $84,000, respectively. The services provided by the Administrator and the basis of the fees payable to the Administrator for the 1994 and 1995 fiscal years are described in the Portfolios' Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE

  The Portfolios may from time to time quote various performance figures to illustrate past performance.

  Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the

Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

TOTAL RETURN

 The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. The average annual total rates of return for the TS&W Portfolios from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                     SINCE INCEPTION
                                      THROUGH YEAR
                                     ONE YEAR ENDED                  ENDED
                                     OCTOBER 31, 1995           OCTOBER 31, 1995         INCEPTION DATE
                                     ----------------           ----------------         --------------
TS&W Equity Portfolio                    14.32%                       9.29%                   7/17/92
TS&W Fixed Income Portfolio              14.73%                       6.31%                   7/17/92
TS&W International Equity Portfolio      -1.11%                      11.74%                  12/18/92

  These figures are calculated according to the following formula:

     P (1 + T)n = ERV

where:

    P = a hypothetical initial payment of $1,000
    T = average annual total return
    n = number of years
  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD

  Current yield reflects the income per share earned by a Portfolio's investment.

  The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the TS&W Fixed Income Portfolio for the 30-day period ended on the date of the Financial Statements included herein is 5.69%.

  This figure is obtained using the following formula:

                          6
    Yield = 2 [(a - b + 1) - 1]
                -----
                  cd

where:

    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

COMPARISONS

  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

(f) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

(k) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(l) The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

(m) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(n) Value Line - composed of over 1,600 stocks in the Value Line
    Investment Survey.

(o) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S.
    publicly-traded companies.

(p) Composite indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(q) CDA Mutual Fund Report published by CDA Investment Technologies, Inc.
    - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

(r) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

(s) Financial publications: Business Week, Changing Times, Financial
    World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

(t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

(u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates
    - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(v) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

(w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc. The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Fund's policy is to distribute substantially all of each TS&W Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of such Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

  As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolios at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

  In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

  Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes.
Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                                FINANCIAL STATEMENTS

  The Financial Statements of the TS&W Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number:
0000950109-96-000061), are incorporated by reference.

               APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:


Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II. DESCRIPTION OF MORTGAGE-BACKED SECURITIES

  Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased will be rated investment grade by Moody's or S&P.

UNDERLYING MORTGAGES

  Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, pools of variable rate mortgages (VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary may be purchased. VRM's are mortgages which reset the mortgage's interest rate on pools of VRM's. GPM and GEM pools maintain constant interest with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact net asset value since the prices at which these securities are valued each day will reflect the payment procedures.

  All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

  The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

  As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume the prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

  Yields on mortgage-backed pass-through securities are typically quoted on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semiannually.

ABOUT MORTGAGE-BACKED SECURITIES

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payment.

  Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

  The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

  The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased will, however, be rated of investment grade quality by Moody's or S&P.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

  The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

  Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

IV.   DESCRIPTION OF COMMERCIAL PAPER

  Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

  Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance;
(4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

V.   DESCRIPTION OF BANK OBLIGATIONS

  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI.   DESCRIPTION OF FOREIGN INVESTMENTS

  Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                    PART B


                                   UAM FUNDS
                                SIRACH PORTFOLIOS
                      STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 28, 1996,


     This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the Sirach Portfolios Institutional Class Shares dated February 28, 1996 and the Prospectus relating to the Sirach Strategic Balanced, Growth and Special Equity Portfolios Institutional Service Class Shares (the "Service Class Shares") dated February 28, 1996. To obtain a Prospectus, please call the UAM Funds Service Center:


                                    1-800-638-7983


                                   TABLE OF CONTENTS



                                                                           Page
                                                                           ----
Investment Objectives and Policies. . . . . . . . . . . . . . . . . . . .    2
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Investment Limitations. . . . . . . . . . . . . . . . . . . . . . . . . .    6
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . .    7
Investment Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
Service and Distribution Plans. . . . . . . . . . . . . . . . . . . . . .   10
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . . .   12
Administrative Services . . . . . . . . . . . . . . . . . . . . . . . . .   12
Performance Calculations. . . . . . . . . . . . . . . . . . . . . . . . .   12
General Information . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Appendix-Description of Securities and Ratings. . . . . . . . . . . . . .  A-1

                         INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the Sirach Strategic Balanced, Fixed Income, Growth, Short-Term Reserves and Special Equity Portfolios (the "Portfolios") as set forth in the Sirach Portfolios' Prospectuses:

SECURITIES LENDING

     Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission, (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

FUTURES CONTRACTS

     The Sirach Fixed Income Portfolio may enter into futures contracts, options, and options on futures contracts for the purposes of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. Each Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of a Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The Sirach Fixed Income Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Sirach Fixed Income Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio is engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of Portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     The Sirach Fixed Income Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payments.

                              PURCHASE OF SHARES

     Both classes of shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian. The minimum initial investment required is $100,000 ($500,000 for the Special Equity Portfolio) with certain exceptions as may be determined from time to time by officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Good Friday, April 5, 1996; Memorial Day, May 27, 1996; Independence Day, July 4, 1996; Labor Day, September 2, 1996; Thanksgiving Day, November 28, 1996; Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; and Presidents' Day, February 17, 1997.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by the Portfolios for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolios.

     SIGNATURE GUARANTEES - To protect your account, the Fund and Chase Global Funds Services Company (the "Administrator") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) or registered address; or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

     The following supplements the shareholder services information set forth in the Portfolios' Prospectuses:

EXCHANGE PRIVILEGE

     Institutional Class Shares of each Sirach Portfolio may be exchanged for Institutional Class Shares of the other Sirach Portfolios and Service Class Shares of each Sirach Portfolio may be exchanged for Service Class Shares of the other Sirach Portfolios. In addition, Institutional Class Shares of each Sirach Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Sirach Portfolios - Institutional Class Shares Prospectus.) Service Class Shares of the Sirach Strategic Balanced, Growth and Special Equity Portfolios may be exchanged for any other Service Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (For those Portfolios currently offering Service Class Shares, please call the UAM Funds Service Center.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder, and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares". As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                           INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in the Prospectuses. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations.

     Each Portfolio is subject to the following limitations which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of a Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio. Each Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (4) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

     (5) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes or (ii) except in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 331/3% of the Portfolios' total assets (10% for the Sirach Special Equity Portfolio) (including the amount borrowed) less liabilities (exclusive of borrowings);

     (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of a Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position;

     (7) make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitation described in (d) below and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder; and

     (8)  underwrite the securities of other issuers.

     The following limitations are fundamental policies of the Sirach Special Equity Portfolio and non-fundamental policies of the Sirach Strategic Balanced, Sirach Growth, Sirach Fixed Income and Sirach Short-Term Reserves Portfolios. Each of the Portfolios will not:

     (a)  purchase on margin or sell short;

     (b) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (c) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;

     (d) invest more than an aggregate of 10% of the net assets of the Portfolio (15% for the Sirach Strategic Balanced, Sirach Growth, Sirach Fixed Income and Sirach Short-Term Reserves Portfolios), determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

     (e) invest for the purpose of exercising control over management of any company;

     (f) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years; and

     (g) write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs.

     As a matter of non-fundamental policy, each Portfolio will not:

     (a) invest in warrants, valued at the lower of cost or market, in excess of 5.0% of the value of the Portfolio's net assets.
          Included within that amount, but not to exceed 2.0% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value.

                                MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth in the Portfolios' Prospectuses. As of January 31, 1996, the Directors and officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $4,500 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust as well as the AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1995.



     (1)                    (2)               (3)                    (4)                  (5)

                                            Pension or                             Total Compensation
                          Aggregate     Retirement Benefits    Estimated Annual    from Registrant and
Name of Person,         Compensation     Accrued as Part of      Benefits Upon      Fund Complex Paid
  Position            From Registrant      Fund Expenses           Retirement          to Directors
---------------       ---------------    -------------------   ----------------   ----------------------

John T. Bennett, Jr.     $24,435               0                       0                 $26,750
Director

J. Edward Day            $24,435               0                       0                 $26,750
Director

Philip D. English        $24,435               0                       0                 $26,750
Director

William A. Humenuk       $24,435               0                       0                 $26,750
Director


PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio, as noted.

     SIRACH STRATEGIC BALANCED PORTFOLIO INSTITUTIONAL CLASS SHARES: Skagit Valley Medical 401(k) Savings Plan, 1400 E. Kincaid Street, Mt. Vernon, WA, 7%; South Bay Hotel Employees & Restaurant Employees Pension Plan, c/o United Administrative Services, P.O. Box 5057, San Jose, CA, 6%; Alaska Bricklayers Retirement Plan, 407 Denali Street, Anchorage, AK, 5%; First Interstate Bank of Washington, N.A., Trustee, Brunswick Fishing Boats Div. Profit Sharing Plan, P.O. Box 21927, Seattle, WA, 5%*; Hartnat & Co., VECO, P.O. Box
4044, Boston, MA, 5%*.

     SIRACH FIXED INCOME PORTFOLIO INSTITUTIONAL CLASS SHARES: Seattle First National Bank, Custodian Conner Development, P.O. Box 3577, Terminal Annex, Los Angeles, CA, 20%*; Hartnat & Co., VECO, P.O. Box 4044, Boston, MA, 15%*; Davis Wright Tremaine 401(k). Profit Sharing Plan & Trust, 1501 4th Avenue, Suite 2600, Seattle, WA, 10%; The Chase Manhattan Bank, N.A. Custodian for the Rollover IRA of Robert D. Duggan, 2900 One Union Square, Seattle, WA, 9%; Mithun Partners, Inc., Retirement Plan, 414 Olive Way, Suite 500, Seattle, WA, 7%; Orthopedics International Limited, Profit Sharing & Savings Plan, FBO Robert P. Romano, M.D., 1645 73rd Avenue Northeast, Medina, WA, 6%; James G. Murphy Co., Profit Sharing Plan, 530 Bell Street, Suite 1000, Edmonds, WA, 5%; Dr. Donald H. Mott, Money Purchase Pension Plan, 702 23rd Avenue, SE, Puyallup, WA, 5%.

     SIRACH GROWTH PORTFOLIO INSTITUTIONAL CLASS SHARES: Seattle First National Bank, Trustee for Tractor and Machinery 401(k) Savings Plan, P.O. Box 3577, Terminal Annex, Los Angeles, CA, 9%*; Park Investment Co., 500 Fifth Avenue, New York, NY, 7%; Hartnat & Co., VECO, P.O. Box 4044, Boston, MA, 7%*; Davis Wright Tremaine 401(k), Profit Sharing Plan & Trust, 1501 4th Avenue, Suite 2600, Seattle, WA, 6%; U.S. Bank of Washington Trustee for King Count Medical Blue Shield 401(k), c/o U.S. Bank of Oregon, P.O. Box 3168, Portland, OR, 6%*; H.D. Bader & Co., No. S, c/o Foley & Lardner, 777 East Wisconsin Avenue, #3500, Milwaukee, WI, 5%; So. Alaska Carpenters Defined Contribution Pension Plan, Anchorage, AK 5% and H.D. Bader & Co., No. E, c/o Foley & Lardner, 777 East Wisconsin Avenue, #3500, Milwaukee, WI, 5%.


_________________
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

     SIRACH SHORT-TERM RESERVES PORTFOLIO INSTITUTIONAL CLASS SHARES: So. Alaska Carpenters Defined Contribution Pension Plan, P.O. Box 241266, Anchorage, AK, 43%; Wendel & Co., c/o The Bank of New York, P.O. Box 1066, Wall Street Station, New York, NY, 18%; Hartnat & Co., Trustee, VECO, P.O. Box 4044, Boston, MA, 16%; U.S. Bank of Washington, Trustee, King County Medical Blue Shield 401(k), c/o U.S. Bank of Oregon, P.O. Box 3168, Portland, OR, 5%* and Seattle First National Bank Trustee, North Coast Electric, P.O. Box 3577, Terminal Annex, Los Angeles, CA, 5%*.

     SIRACH SPECIAL EQUITY PORTFOLIO INSTITUTIONAL CLASS SHARES: The Chase Manhattan Bank, Trustee, Boeing Co. Voluntary Invest Plan 3 Chase Metrotech Center, 6th floor, Brooklyn, NY, 7%*.

     The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

_________________
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                                   INVESTMENT ADVISER

CONTROL OF ADVISER

     Sirach Capital Management, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE

     The Adviser specializes in identifying and investing in growth-oriented securities which have demonstrated strong earnings acceleration and what the Adviser judges to be strong relative price strength and value. The Adviser emphasizes disciplined security selection in all asset classes. As equity analysts, the Adviser monitors a large list of companies which have passed an initial screening process. The Adviser's investment objective is to identify the point at which a good company is becoming a good investment, purchase the stock at a fair value, and then to identify when that good investment period is coming to an end. To achieve the objective of identifying good investments, the Adviser uses a disciplined equity selection process that is built on a number of buying tests. To identify when a good investment period is changing the Adviser uses disciplined selling tests. Capital protection is an integral part of the Adviser's investment management objective.

     In managing fixed income portfolios, the Adviser regularly assesses monetary policy, inflation expectations, economic trends and capital market flows and then establishes a duration target and maturity structure. Sector weightings are determined by business cycle analysis, relative valuation and expected interest rate volatility. The Adviser also screens for mispriced securities emphasizing both incremental yield and potential price performance. Before any security is purchased, a thorough credit and fundamental analysis is done.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included; Boeing, Honda of America, Nestle, Unilever and United Technologies.

     It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Portfolios' Investment Advisory Agreements, each Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

  Sirach Strategic Balanced Portfolio. . . . . . . . . . . . . . . .   0.65%
  Sirach Fixed Income Portfolio. . . . . . . . . . . . . . . . . . .   0.65%
  Sirach Growth Portfolio. . . . . . . . . . . . . . . . . . . . . .   0.65%
  Sirach Short-Term Reserves Portfolio . . . . . . . . . . . . . . .   0.40%
  Sirach Special Equity Portfolio. . . . . . . . . . . . . . . . . .   0.70%

     For the years ended October 31, 1993, 1994 and 1995, the Sirach Special Equity Portfolio paid advisory fees of approximately $3,166,000, $3,501,000 and $3,571,000, respectively, to the Adviser. For the period from December 1, 1993 (commencement of operations) to October 31, 1994 and for the year ended October 31, 1995, the Sirach Strategic Balanced, Sirach Fixed Income, Sirach Growth and Sirach Short-Term Reserves Portfolios paid advisory fees of approximately $584,000 and $617,000, $0 and $6,000, $502,000 and $595,000,
and $5,000 and $11,000, respectively. During the period from December 1, 1993 to October 31, 1994 and for the year ended October 31, 1995, the Adviser voluntarily waived advisory fees of approximately $77,000 and $82,000, and $78,000 and $76,000 for the Sirach Fixed Income and Sirach Short-Term Reserves Portfolios, respectively.

                     SERVICE AND DISTRIBUTION PLANS

     As stated in the Portfolios Service Class Shares Prospectus, UAM Fund Distributors, Inc. (the "Distributor") may enter into agreements with broker-dealers and other financial institutions ("Service Organizations"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25 of 1% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Organization for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account record for such beneficial owners of the Fund's shares;

     (c)  opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e)  processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Organization, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Organization is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Directors. Pursuant to the Service Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Organizations and the purposes for which the expenditures were made. In addition, arrangements with Service Organizations must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Directors has approved the arrangements with Service Organizations based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Organizations must be approved by a majority of the Fund's Board of Directors (including a majority of the disinterested Directors). So long as the arrangements with Service Organizations are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Directors.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Directors may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such Class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plan permits a full 0.75% on all assets to be paid at any time following appropriate Board approval.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Directors in the same manner, as specified above. The Sirach Portfolios Service Class Shares have not been offered prior to the date of this Statement.

     Each year the Directors must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to a Class may be terminated at any time without penalty by a majority of those Directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Directors including a majority of the Directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Directors who are not "interested persons" of the Fund must be effected by the Directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review. The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                               PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1993, 1994 and 1995, the entire Fund paid brokerage commissions of approximately $1,592,000, $2,402,000 and $2,983,000, respectively.

     Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolios and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                              ADMINISTRATIVE SERVICES

     In a merger completed on September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase") succeeded to all of the rights and obligations under the Fund Administration Agreement between the Fund and United States Trust Company of New York ("U.S. Trust"), pursuant to which U.S. Trust had agreed to provide certain administrative services to the Fund. Pursuant to a delegation clause in the U.S. Trust Administration Agreement, U.S. Trust delegated its administration responsibilities to Mutual Funds Service Company, which after the merger with Chase is a subsidiary of Chase known as Chase Global Funds Services Company and will continue to provide certain administrative services to the Fund. During the fiscal year ended October 31, 1993, administrative services fees paid to the Administrator by the Sirach Special Equity Portfolio totaled approximately $559,000. The basis of the fees paid to the Administrator for the 1993 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.16 of 1% of the first $200 million of the aggregate net assets of the Fund; plus 0.12 of 1% of the next $800 million of the aggregate net assets of the Fund; plus
0.06 of 1% of the aggregate net assets in excess of $1 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a graduated minimum fee schedule per Portfolio, which rose from $1,000 per month upon inception of a Portfolio to $50,000 annually after two years. During the fiscal years ended October 31, 1994 and October 31, 1995, administrative services fees paid to the Administrator by the Sirach Special Equity Portfolio totaled approximately $586,000 and $605,000, respectively. During the period from December 1, 1993 to October 31, 1994 and during the fiscal year ended October 31, 1995, administrative services fees paid to the Administrator by the Sirach Strategic Balanced, Sirach Fixed Income, Sirach Growth and Sirach Short-Term Reserves Portfolios totaled approximately $116,000 and $120,000, $27,000 and $60,000, $95,000 and $111,000, and $29,000
and $57,000, respectively. The services provided by the Administrator and the basis of the fees payable to the Administrator for the 1994 and 1995 fiscal years are described in the Portfolios' Prospectuses.

                             PERFORMANCE CALCULATIONS

PERFORMANCE

     The Fund may from time to time quote various performance figures to illustrate past performance of each class of the Fund's Portfolios.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the Commission. Total return quotations used by each class of the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by each class of the Fund to compute or express performance follows.

TOTAL RETURN

     The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Sirach Strategic Balanced, Growth and Special Equity Portfolios bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

     The average annual total rates of return of the Institutional Class Shares of the Sirach Special Equity Portfolio from inception and for the one and five year periods ended on the date of the Financial Statements included herein and the average annual total rates of return of the Institutional Class Shares of the Sirach Fixed Income, Sirach Growth, Sirach Short-Term Reserves and Sirach Strategic Balanced Portfolios from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:



                                                                          Since Inception
                                                                           Through Year
                                     One Year Ended    Five Years Ended        Ended           Inception
                                    October 31, 1995   October 31, 1995   October 31, 1995      Date
                                    ----------------  ------------------  -----------------  -------------
Sirach Special Equity Portfolio          25.31%            22.75%              15.73%           10/2/89
Sirach Fixed Income Portfolio            14.75%              --                 5.00%           12/1/93
Sirach Growth Portfolio                  19.33%              --                 8.18%           12/1/93
Sirach Short-Term Reserves Portfolio      5.83%              --                 4.73%           12/1/93
Sirach Strategic Balanced Portfolio      19.10%              --                 7.14%           12/1/93


     These figures are calculated according to the following formula:

              n
     P (1 + T)  = ERV

where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     Service Class Shares of the Sirach Strategic Balanced, Growth and Special Equity Portfolios were not offered as of October 31, 1995. Accordingly, no total return figures are available.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

     (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

     (c) S&P Midcap 400 Index - consists of 400 domestic stocks chosen for market size (medium market capitalization of $993 million as of February 1995), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

     (d) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (f) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (h) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (i) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (j) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (k) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage passthrough securities.

     (l) Lehman Brothers Government/Corporate Index - is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income

     (m) Lehman Brothers LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (n) Lehman Brothers Intermediate Government/Corporate Index - is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (o) Salomon Brothers 3-Month Treasury Bill Index - is a return equivalent of yield averages of the last three 3-Month Treasury Bill issues.

     (p) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

     (r) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (t)  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc.
          - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     (u) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     (v) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest,
          Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

     (w) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     (x)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates
          - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (y) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

     (z) Lehman Brothers Aggregate Index - is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index.
          It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

    (aa) S&P Midcap 400 - is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million.

    (bb) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                            GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to UAM Funds, Inc. The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at he UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. Currently, the Fund is offering shares of 30 Portfolios. The Directors of the Fund may create additional Portfolios and classes of shares at a future date.

     Both classes of shares of a Portfolio, when issued and paid for as provided for in the Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses). The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

      As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of a Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes.
Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

     The Financial Statements of the Institutional Class Shares of the Sirach Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, which were previously filed electronically with the Commission (Accession Number: 0000950109-96-000061), are incorporated by reference.

               APPENDIX - DESCRIPTION OF SECURITIES AND RATINGS



I.  DESCRIPTION OF RATINGS FOR CORPORATE BOND AND PREFERRED SECURITIES

     Excerpts from Moody's Investor Service ("Moody's") description of its highest bond ratings: Aaa - judged to be the highest quality; carry the smallest degree of investment risk: Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings: AAA - highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA - also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A - regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB - regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed, to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

     Each Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assignment by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance;
(4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, the Fund's Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its Portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                                PART C

                              UAM FUNDS, INC.
                (FORMERLY THE REGIS FUND, INC.)

                  POST-EFFECTIVE AMENDMENT NO. 36

                            OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A)FINANCIAL STATEMENTS

   INCLUDED IN PART A FOR THE PORTFOLIOS LISTED BELOW ARE "FINANCIAL
         HIGHLIGHTS" FOR THE PEROD FROM THE DATE INDICATED TO THE FISCAL YEAR ENDED OCTOBER 31, 1995:

Acadian International Equity Portfolio Institutional Class Shares
       (March 29, 1993)
Acadian Emerging Markets Portfolio Institutional Class Shares
       (June 17, 1993)
C&B Balanced Portfolio Institutional Class Shares (December 29, 1989) C&B Equity Portfolio Institutional Class Shares (May 15, 1990)
DSI Disciplined Value Portfolio Institutional Class Shares
       (December 12, 1989)
DSI Limited Maturity Bond Portfolio Institutional Class Shares
       (December 18, 1989)
DSI Money Market Portfolio Institutional Class Shares
       (December 28, 1989)
FMA Small Company Portfolio Institutional Class Shares (July 31, 1991) ICM Equity Portfolio Institutional Class Shares (October 1, 1993)
ICM Fixed Income Portfolio Institutional Class Shares (November 3, 1992) ICM Small Company Portfolio Institutional Class Shares (April 19, 1989) McKee U.S. Government Portfolio Institutional Class Shares
       (March 2, 1995)
McKee Domestic Equity Portfolio Institutional Class Shares
       (March 2, 1995)
McKee International Equity Portfolio Institutional Class Shares
       (May 26, 1994)
NWQ Balanced Portfolio Institutional Class Shares (August 2, 1994)
NWQ Value Equity Portfolio Institutional Class Shares
       (September 21, 1994)
Rice, Hall, James Small Cap Portfolio Institutional Class Shares
       (July 1, 1994)
Sirach Fixed Income Portfolio Institutional Class Shares
       (December 1, 1993)
Sirach Growth Portfolio Institutional Class Shares (December 1, 1993) Sirach Short-Term Reserves Portfolio Institutional Class Shares
       (December 1, 1993)
Sirach Strategic Balanced Portfolio Institutional Class Shares
       (December 1, 1993)
Sirach Special Equity Portfolio Institutional Class Shares
       (October 2, 1989)
SAMI Preferred Stock Income Portfolio Institutional Class Shares
       (June 23, 1992)
Sterling Partners' Balanced Portfolio Institutional Class Shares
       (March 15, 1991)
Sterling Partners' Equity Portfolio Institutional Class Shares
       (March 15, 1991)
Sterling Partners' Short-Term Fixed Income Portfolio Institutional
       Class Shares (February 10, 1992)
TS&W Equity Portfolio Institutional Class Shares (July 17, 1992)
TS&W Fixed Income Portfolio Institutional Class Shares (July 17, 1992) TS&W International Equity Portfolio Institutional Class Shares
       (December 18, 1992)

INCLUDED IN PART B :

INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS FOR THE FUND,
EACH DATED OCTOBER 31, 1995, FILED ELECTRONICALLY PURSUANT TO
SECTION 30(B)(2) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, (ACCESSION NUMBER: 0000950109-96-000061) ARE THE FOLLOWING:

Acadian International Equity Portfolio Institutional Class Shares Acadian Emerging Markets Portfolio Institutional Class Shares
C&B Balanced Portfolio Institutional Class Shares
C&B Equity Portfolio Institutional Class Shares
DSI Disciplined Value Portfolio Institutional Class Shares
DSI Limited Maturity Bond Portfolio Institutional Class Shares DSI Money Market Portfolio Institutional Class Shares
FMA Small Company Portfolio Institutional Class Shares
ICM Equity Portfolio Institutional Class Shares
ICM Fixed Income Portfolio Institutional Class Shares
ICM Small Company Portfolio Institutional Class Shares
McKee U.S. Government Portfolio Institutional Class Shares
McKee Domestic Equity Portfolio Institutional Class Shares
McKee International Equity Portfolio Institutional Class Shares NWQ Balanced Portfolio Institutional Class Shares
NWQ Value Equity Portfolio Institutional Class Shares
Rice, Hall, James Small Cap Portfolio Institutional Class Shares Sirach Fixed Income Portfolio Institutional Class Shares
Sirach Growth Portfolio Institutional Class Shares
Sirach Short-Term Reserves Portfolio Institutional Class Shares Sirach Strategic Balanced Portfolio Institutional Class Shares Sirach Special Equity Portfolio Institutional Class Shares
SAMI Preferred Stock Income Portfolio Institutional Class Shares Sterling Partners' Balanced Portfolio Institutional Class Shares Sterling Partners' Equity Portfolio Institutional Class Shares Sterling Partners' Short-Term Fixed Income Portfolio
       Institutional Class Shares
TS&W Equity Portfolio Institutional Class Shares
TS&W Fixed Income Portfolio Institutional Class Shares
TS&W International Equity Portfolio Institutional Class Shares

The Financial Statements for the above-referenced Portfolios for the time periods set forth in each Portfolio's Annual Report dated October 31, 1995 include:

(a)Statement of Net Assets as of October 31, 1995;

(b)Statement of Operations for the period ended October 31, 1995;

(c)Statement of Changes in Net Assets for the period ended
            October 31, 1995;

(d)Financial Highlights as of October 31, 1995;

(e)Notes to Financial Statements; and

(f) Report of Independent Accountants.

(b)EXHIBITS

Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: RS = original Registration Statement on Form N-1A filed October 31, 1988; Pre EA = Pre-Effective Amendment No. 1 filed March, 1989; PEA = Post-Effective Amendment (pertinent numbers for each PEA are included after "PEA", e.g., PEA #3 means the third PEA under the Securities Act of 1933.)

                                          INCORPORATED BY
     EXHIBIT                             REFERENCE TO (LOCATION):
1.Articles of Incorporation               RS
A.Amendments                           Pre EA, PEA #1, PEA #2, PEA #7, PEA #12,
                                             PEA# 13, PEA #16, PEA #19, PEA #21, PEA#
                                             24, PEA# 25, PEA# 30, Filed herewith

2.By-Laws                                 Pre EA

3.Voting Trust Agreement                  Not Applicable

4.Specimen of Securities                  PEA #1, PEA #2, PEA #12, PEA #13, PEA #16,
                                             PEA #19, PEA #21, PEA #24, PEA# 25, PEA#33

5.Investment Advisory Agreements         RS, Pre EA, PEA #1, PEA #2, PEA #5, PEA #7,
                                             PEA #12, PEA #13, PEA #16, PEA #19, PEA
                                             #21, PEA #24, PEA# 25, PEA#31, PEA#33

6.Distribution Agreement                  PEA #2

Form of Amended and Restated
Distribution Agreement between
RFI Distributors and The Regis
Fund, Inc.                              PEA #28

7.Directors' and Officers'
Contracts and Programs                  Not Applicable

8.Custody Agreements
A.Custodian Agreement                  Pre EA
B.Corporate Custody Agreement         PEA #2

9. Other Material Contracts
A.Fund Administration Agreement
with United States Trust
Company of New York (Chase Global
Funds Services Company)               PEA #11

10.Opinion and Consent of Counsel              Pre EA

11.Other Opinions and Consents
   A.Consent of Independent Accountants
   with respect to 1995 Annual Reports        Filed herewith

12. Other Financial Statements                    Not Applicable

13. Agreements relating to Initial
   Capital
A.Purchase Agreement                          Pre EA

14. Model Retirement Plans                       Not Applicable

15.12b-1 Plans
A.Form of Distribution Plan                    PEA #28
B.Form of Selling Dealer Agreement              PEA #28
C.Form of Shareholder Services Plan           PEA #28
D.Form of Service Agreement
(12b-1 Plan)                                PEA #28
E.Form of Service Agreement
(Shareholder Services Plan)                 PEA #28

16.Performance Quotation Schedule              PEA #5, PEA #8

18.Rule 18f-3 Multiple Class Plan              Filed herewith

24.Powers of Attorney                          PEA #5, PEA #8, PEA #35

27.Financial Data Schedules for the fiscal
   year ended October 31, 1995                 Filed herewith


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES (JANUARY 31, 1996).

   Acadian Emerging Markets Portfolio Institutional Class Shares    19
   Acadian International Equity Portfolio Institutional Class Shares  5
   C&B Balanced Portfolio Institutional Class Shares                48
   C&B Equity Portfolio Institutional Class Shares                  140
DSI Disciplined Value Portfolio Institutional Class Shares        35
DSI Limited Maturity Bond Portfolio Institutional Class Shares    26
DSI Money Market Portfolio Institutional Class Shares             30
FMA Small Company Portfolio Institutional Class Shares          44
ICM Fixed Income Portfolio Institutional Class Shares             23
ICM Small Company Portfolio Institutional Class Shares         267
ICM Equity Portfolio Institutional Class Shares                   15
SAMI Preferred Stock Income Portfolio Institutional Class Shares  8
Sirach Special Equity Portfolio Institutional Class Shares      179
Sirach Strategic Balanced Portfolio Institutional Class Shares    71
Sirach Growth Portfolio Institutional Class Shares                76
Sirach Fixed Income Portfolio Institutional Class Shares          27
Sirach Short-Term Reserves Portfolio Institutional Class Shares 31
Sterling Partners' Balanced Portfolio Institutional Class Shares139
Sterling Partners' Equity Portfolio Institutional Class Shares    89
Sterling Partners' Short-Term Fixed-Income Portfolio Institutional
    Class Shares                                                    62
TS&W Equity Portfolio Institutional Class Shares               196
TS&W Fixed Income Portfolio Institutional Class Shares         130
TS&W International Equity Portfolio Institutional Class Shares   316
McKee U.S. Government Portfolio Institutional Class Shares       12
McKee Domestic Equity Portfolio Institutional Class Shares       13
McKee International Equity Portfolio Institutional Class Shares 36
NWQ Balanced Portfolio Institutional Class Shares                14
NWQ Balanced Portfolio Institutional Service Class Shares        4
NWQ Value Equity Portfolio Institutional Class Shares             11
Rice, Hall, James Small Cap Portfolio Institutional Class Shares 95
Enhanced Monthly Income Portfolio Institutional Class Shares     5
NWQ Value Equity Portfolio Institutional Service Class Shares*   0
Sirach Special Equity Portfolio Institutional Service Class Shares*    0
Sirach Strategic Balanced Portfolio Institutional Service Class
    Shares*                                                               0
Sirach Growth Portfolio Institutional Service Class Shares*            0
Sterling Partners' Balanced Portfolio Institutional Service
    Class Shares*                                                         0
Sterling Partners' Equity Portfolio Institutional Service
    Class Shares*                                                         0
Sterling Partners' Short-Term Fixed-Income Portfolio
    Institutional Service Class Shares*                             0
AEW Commercial Mortgage-Backed Securities Portfolio
    Institutional Class Shares*                                      0
   HJMC Equity Portfolio Institutional Class Shares*                 0

TOTAL                                                          2,354

* Portfolio has been authorized for sale of shares but has yet to begin operations.

ITEM 27. INDEMNIFICATION

Reference is made to Article NINTH of the Registrant's Articles of Incorporation, which was filed as Exhibit No. 1 to the Registrant's initial registration statement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

Reference is made to the captions "Investment Adviser" and "Administrative Services" in the Prospectuses constituting Part A of this Registration Statement and "Management of the Fund" and "Investment Adviser" in Part B of this Registration Statement.

Acadian Asset Management, Inc.

Listed below are the executive officers and directors of Acadian Asset Management, Inc. ("AAM"). The business address of AAM is Two International Place - 26th Floor, Boston, Massachusetts 02110. No officer or director of AAM has any other affiliation with the Registrant.

Dr. Gary L. Bergstrom, President and Director
Ronald D. Frashure, Executive Vice President and Director
John R. Chisholm, Senior Vice President
Stella M. Hammond, Senior Vice President
Churchill G. Franklin, Senior Vice President
Richard O. Michaud, Senior Vice President
Matthew V. Pierce, Senior Vice President
James W. Graves, Senior Vice President

Cooke & Bieler, Inc.

Listed below are the executive officers and directors of Cooke & Bieler, Inc. ("C&B"). The business address of C&B is 1700 Market Street,
Philadelphia, Pennsylvania 19103. No officer or Director of C&B has any other affiliation with the Registrant.

James C. A. McClennon, Partner and Director
Robert B. Arthur, Partner and Director
Walter W. Grant, Partner and Director
Charles E. Haldeman, Partner and Director
John J. Medveckis, Partner and Director
Russell G. Redenbaug, Partner and Director

Ronald D. Henrikisen, Director
Robert R. Glauber, Director
R. James O'Neil, Vice President
Bruce A. Smith, Vice President
Peter A. Thompson, Vice President
Kermit S. Eck, Vice President
Michael M. Meyer, Vice President

Dewey Square Investors Corporation

Listed below are the executive officers and directors of Dewey Square Investors Corporation ("DSI"). The business address of DSI is One Financial Center, Boston, Massachusetts 02111. Mr. Whitman is a director of the Registrant. No other officer or director of DSI has any other affiliation with the Registrant.

Peter M. Whitman, Jr., President
Ronald L. McCullough, Vice President
G.A. David Gray, Vice President
Eva S. Dewitz, Vice President
Marilyn R. Stegner, Secretary and Treasurer

Fiduciary Management Associates, Inc.

Listed below are the executive officers and directors of Fiduciary Management Associates, Inc. ("FMA"). The business address of FMA is 55 West Monroe Street, Suite No. 2550, Chicago, Illinois 60603. No officer or director of FMA has any other affiliation with the Registrant.

Robert F. Carr III, Director, Chairman and Secretary
Patricia A. Falkowski, President & Chief Investment Officer
Robert W. Thornburgh, Jr., Executive Vice President and Treasurer
Philip E. Arnold, Chairman of Executive Committee
Lloyd J. Spicer, Senior Vice President
Albert W. Gustafson, Senior Vice President

Investment Counselors of Maryland, Inc.

Listed below are the executive officers and directors of Investment Counselors of Maryland, Inc. ("ICM"). The business address of ICM is 803 Cathedral Street, Baltimore, Maryland 21201. No officer or director of ICM has any other affiliation with the Registrant.

Craig Lewis, Principal and Director
Linda W. McCleary, Principal and Director
Robert D. McDorman, Jr., Principal and Director
Stephen T. Scott, Principal and Director
David E. Nelson, Principal and Director
Paul L. Borssuck, Principal
Charles W. Neuhauser, Senior Vice President
Daniel O. Shackelford, Senior Vice President
Robert F. Boyd, Executive Vice President

C.S. McKee & Company, Inc.

Listed below are the executive officers and directors of C.S. McKee & Company, Inc. ("C.S. McKee"). The business address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. No officer or director of C.S. McKee has any other affiliation with the Registrant.

Charles E. Jacobs, Chairman
James H. Hanes, President and Director
Joseph F. Bonomo, Jr., Senior Vice President
Walter C. Bean, Senior Vice President
William J. Andrews, Vice President
Kathryn J. Murin, Senior Vice President
Joseph A. Murvar, Portfolio Manager
Malcolm G. Nimick, Portfolio Manager
Norman S. Allan, Senior Vice President
Bradford J. Hanes, Assistant Vice President
Lloyd F. Stamy, Jr., Senior Vice President
William Vescio, Vice President
Susan A. Darragh, Treasurer

NWQ Investment Management Company

Listed below are the executive officers and directors of NWQ Investment Management Company, Inc. ("NWQ"). The business address of NWQ is 655 South Hope Street, 11th Floor, Los Angeles, California 90017. No officer or director of NWQ has any other affiliation with the Registrant.

David A. Polak, President and Director
Edward C. Friedel, Jr., Director and Managing Director
James P. Owen, Managing Director
James H. Galbreath, Director and Managing Director
Mary-Gene Slaven, Clerk, CFO, COO and Managing Director
Michael C. Mendez, Managing Director
Phyllis G. Thomas, Managing Director
Paul R. Guastamacchio, Vice President and Portfolio Manager
Martin Pollack, Vice President and Portfolio Manager
Thomas J. Laird, Vice President and Portfolio Manager
Justin T. Clifford, Vice President
Jeffrey M. Cohen, Vice President and Portfolio Manager
Karen S. McCue, Vice President and Director of Institutional Marketing Ronald R. Sternal, Vice President
Ronald R. Halverson, Vice President
Kathy Seraff, Vice President

Rice, Hall, James & Associates

Listed below are the executive officers and directors of Rice, Hall, James & Associates ("RHJ"). The business address of RHJ is 600 West Broadway, Suite 1000, San Diego, California 92101. No officer or director of RHJ has any other affiliation with the Registrant.

Walter H. Beck, Director and Senior Vice President
Hubert M. Collins, Vice President and Portfolio Manager
Charles G. King, Vice President and Portfolio Manager
Thomas W. McDowell, Director, President and Portfolio Manager
Gary S. Rice, Vice President and Portfolio Manager
David P. Tessmer, Director, Vice President and Portfolio Manager
Timothy A. Todaro, Vice President and Portfolio Manager
Samuel R. Trozzo, Chairman and Chief Executive Officer
Mitchell S. Little, Vice President
Michelle P. Connell, Vice President and Portfolio Manager
James Dickinson, Vice President and Portfolio Manager

Sirach Capital Management, Inc.

Listed below are the executive officers and directors of Sirach Capital Management, Inc. ("Sirach"). The business address of Sirach is 3323 One Union Square, 600 University Street, Seattle, Washington 98101. No officer or director of Sirach has any other affiliation with the Registrant.

Harvey G. Bateman, Treasurer and Director
Barry E. Fetterman, Secretary and Director
Thomas Gillespie, Vice President and Director
George B. Kauffman, Chairman of the Board and Director
William B. Sanders, President and Director

Spectrum Asset Management, Inc.

Listed below are the executive officers and directors of Spectrum Asset Management, Inc. ("SAMI"). The business address of SAMI is 4 High Ridge Park, Stamford, Connecticut 06905. No officer or director of SAMI has any other affiliation with the Registrant.

Scott T. Fleming, Chairman of the Board and Chief Financial Officer Bernard M. Sussman, Senior Vice President
L. Phillip Jacoby, IV, Vice President - Portfolio Management
Margaret S. Gilliland, Vice President
Patrick G. Hurley, Hedge Manager

Sterling Capital Management Company

Listed below are the executive officers and directors of Sterling Capital Management Company ("Sterling"). The business address of Sterling is One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28246. No officer or director of Sterling has any other affiliation with the Registrant.

W. Olin Nisbet, III, Chairman and Chief Executive Officer
Mark W. Whalen, President
David M. Ralston, Chief Investment Officer
J. Calvin Rivers, Executive Vice President
Harry F. Wolfe, Jr., Senior Vice President
Alexander W. McAlister, Senior Vice President
James R. Norris, Senior Vice President
Brian R. Walton, Senior Vice President
Eduardo A. Brea, Vice President
Mary D. Chaney, Vice President and Secretary/Treasurer
Rebecca G. Douglass, Vice President
Mary Weeks Frutain, Vice President
Esther L. Glenn Vice President

Thompson, Siegel & Walmsley, Inc.

Listed below are the executive officers and directors of Thompson, Siegel and Walmsley, Inc. ("TS&W"). The business address of TS&W is 5000 Monument Avenue, Richmond, Virginia 23230. No officer or director of TS&W has any other affiliation with the Registrant.

John T. Siegel, President, Treasurer and Director
Matthew G. Thompson, Senior Vice President and Director
S. Pierce Walmsley, IV, Senior Vice President and Director
Kathleen M. Blanton, Vice President
Lori N. Anderson, Vice President
Charles A. Gomer, III, Vice President
Paul A. Ferwerda, Vice President
Peter D. Hartman, Vice President
G.D. Rothenberg, Vice President
Horace P. Whitworth, II, Vice President and Secretary
Elizabeth Cabell Jennings, Vice President
Alan C. Ashworth, Vice President

AAM, C&B, DSI, FMA, ICM, C.S. McKee, NWQ, RHJ, Sirach, SAMI, Sterling and TS&W are each wholly-owned affiliates of United Asset Management Corporation ("UAM"), a Delaware corporation acquiring and owning firms engaged primarily in institutional investment management.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)UAM Fund Distributors, Inc., the firm which acts as sole distributor of the Registrant's shares, also acts as distributor for UAM Funds Trust (formerly The Regis Fund II).

(b)Not applicable.

(c)Not applicable.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 3(a) under the Investment Company Act of 1940, as amended (the "1940 Act") and rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Advisers, the Registrant's Transfer and Administrative Agent (Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108) and the Registrant's Custodian Bank (The Bank of New York, 48 Wall Street, New York, New York 10286.)

ITEM 31. MANAGEMENT SERVICES

Not applicable.


ITEM 32. UNDERTAKINGS

(a) Not applicable

(b)(i) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the AEW Commercial Mortgage-Backed Securities Portfolio within four to six months of the effective date of such Portfolio.

(ii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Enhanced Monthly Income Portfolio within four to six months of the commencement of operations of the Portfolio.

(iii)Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the DSI Balanced Portfolio within four to six months of the commencement of operations of the Portfolio.

(iv)Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Institutional Service Class Shares of the DSI Disciplined Value Portfolio; Sirach Strategic Balanced, Sirach Growth and Sirach Special Equity Portfolios; Sterling Partners' Balanced, Sterling Partners' Equity and Sterling Partners' Short Term Fixed Income Portfolios and NWQ Balanced and NWQ Value Equity Portfolios within four to six months of the commencement of operations of such Class of Shares.

(v)Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Cambiar Anticipation Portfolio within four to six months of the commencement of operations of the Portfolio.

(vi)Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the HJMC Equity Portfolio within four to six months of the commencement of operations of the Portfolio.

(c)Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of a Director and the Registrant will assist in shareholder communications as required by Section 16(c) of the 1940 Act.

(d)Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                               UAM FUNDS, INC.
                     (FORMERLY THE REGIS FUND, INC.)

                       FILE NOS. 811-5683/33-25355


                       POST-EFFECTIVE AMENDMENT #36

                               EXHIBIT INDEX



Exhibit No.        Description
      ----------                      -----------

   1 (A) Articles Supplementary and
         Articles of Amendment to the
         Articles of Incorporation

   11 (A)    Consent of Independent
         Accountants

   18      Rule 18f-3 Multiple
         Class Plan


   27      Financial Data Schedules
         for the fiscal year ended
         October 31, 1995